Filed Pursuant to Rule 497
File No. 333-195003

PROSPECTUS SUPPLEMENT
(to Prospectus dated July 14, 2014)

809,990 Shares

GARRISON CAPITAL INC.

Common Stock
$14.62 per share

‘We are an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. Our investment objective is to provide our stockholders with current income and capital appreciation through debt and minority equity investments in middle-market companies.

Garrison Capital Advisers LLC serves as our investment adviser. Garrison Capital Administrator LLC serves as our administrator. These entities are affiliated with Garrison Investment Group, an alternative investment and asset management firm founded in March 2007 with approximately $4.1 billion of committed and invested capital under management as of December 31, 2014.

This is an offering of 809,990 shares of our common stock by the selling stockholders named in this prospectus supplement. See “Selling Stockholders.” The selling stockholders have granted the underwriters a 30-day option to purchase up to 75,000 additional shares of common stock at the public offering price, less the underwriting discounts and commissions. The selling stockholders acquired their shares of our common stock through the BDC Conversion (as defined herein). We will not receive any proceeds from the sale of shares of our common stock by the selling stockholders.

We are an “emerging growth company” within the meaning of the recently enacted Jumpstart Our Business Startups Act.

Our common stock is traded on The NASDAQ Global Select Market under the symbol “GARS”. The last reported closing price for our common stock on March 18, 2015 was $15.02 per share. Based on this last reported sales price of our common stock, the aggregate market value of the 1,009,990 shares of our common stock held by the selling stockholders identified under “Selling Stockholders” is approximately $15.2 million. The net asset value of our common stock on December 31, 2014 (the last date prior to the date of this prospectus on which we determined net asset value) was $15.58 per share.

This prospectus supplement and the accompanying prospectus contain important information you should know before investing in our securities. Please read them before you invest and keep them for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the SEC. We maintain a website at http://www.garrisoncapitalbdc.com and make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available on or through our website. You may also obtain such information, free of charge, and make shareholder inquiries by contacting us at 1290 Avenue of the Americas, Suite 914, New York, NY 10104, Attention: Investor Relations, or by calling us collect at (212) 372-9590. The SEC also maintains a website at http://www.sec.gov that contains such information.

Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it may increase the risk of loss for purchasers in this offering.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement is truthful or complete. Any representation to the contrary is a criminal offense.

Investing in our securities involves a high degree of risk. Before buying any securities, you should read the discussion of the material risks of investing in our securities, including the risk of leverage, in “Risk Factors” beginning on page 14 of the accompanying prospectus.

	Per Share	Total
Public offering price	$14.620	$11,842,054
Sales load paid by the selling stockholders (underwriting discounts and commissions)(1)	$0.585	$473,844
Proceeds to the selling stockholders (before expenses)	$14.035	$11,368,210

(1)	We will not bear any expenses in connection with this offering. The selling stockholders will incur the offering expenses in connection with this offering. We will not receive any proceeds from this offering. All sales load (underwriting discounts and commissions) will be borne by the selling stockholders identified in this prospectus supplement. The underwriters may also exercise their option to purchase up to an additional shares from the selling stockholders, at the public offering price, less the sales load, for 30 days after the date of this prospectus supplement to cover overallotments, if any. See “Underwriting” for disclosure regarding the underwriting discount and certain expenses payable to the underwriters.

The shares will be ready for delivery on or about March 24, 2015.

Baird	Janney Montgomery Scott

The date of this prospectus supplement is March 19, 2015.

ABOUT THIS PROSPECTUS SUPPLEMENT

You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. We have not, and the selling stockholders identified under “Selling Stockholders” and underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the selling stockholders and underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus supplement is accurate only as of the date on the front cover of this prospectus supplement. Our business, financial condition, results of operations, cash flows and prospects may have changed since that date. We will update these documents to reflect material changes only as required by law.

This document is in two parts. The first part is this prospectus supplement, which describes the terms of this offering and also adds to and updates information contained in the accompanying prospectus. The second part is the accompanying prospectus, which gives more general information and disclosure. To the extent the information contained in this prospectus supplement differs from the information contained in the accompanying prospectus, the information in this prospectus supplement shall control. You should read this prospectus supplement and the accompanying prospectus together with the additional information described under the heading, “Additional Information” before investing in our common stock.

This document is not a prospectus for the purposes of the Prospectus Directive (as defined below). This document has been prepared on the basis that any offer of shares in any Member State of the European Economic Area which has implemented the Prospectus Directive (each, a “Relevant Member State”) will be made pursuant to an exemption under the Prospectus Directive from the requirement to publish a prospectus for offers of shares. Accordingly any person making or intending to make an offer in that Relevant Member State of shares which are the subject of the offering contemplated in this document may only do so in circumstances in which no obligation arises for us or any of the underwriters to publish a prospectus pursuant to Article 3 of the Prospectus Directive in relation to such offer. Neither we nor the underwriters have authorized, nor do we/the underwriters authorize, the making of any offer of shares in circumstances in which an obligation arises for us or the underwriters to publish a prospectus for such offer. The expression “Prospectus Directive” means Directive 2003/71/EC (and amendments thereto, including the 2010 PD Amending Directive, to the extent implemented in the Relevant Member States) and includes any relevant implementing measure in the Relevant Member State and the expression “2010 PD Amending Directive” means Directive 2010/73/EU.

PROSPECTUS SUPPLEMENT

PROSPECTUS

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PROSPECTUS SUPPLEMENT SUMMARY

This summary highlights some of the information in this prospectus supplement. It is not complete and may not contain all of the information that you may want to consider. You should read the more detailed information set forth under “Risk Factors” in the accompanying prospectus and the other information included in this prospectus supplement and the accompanying prospectus carefully.

Except as otherwise indicated, the terms:

•	“we,” “us,” “our” and “Garrison Capital” refer to Garrison Capital LLC, a Delaware limited liability company, and its consolidated subsidiaries for the periods prior to the consummation of the BDC Conversion, and refer to Garrison Capital Inc., a Delaware corporation, and its consolidated subsidiaries for the periods after the consummation of the BDC Conversion;
•	“Garrison Capital Advisers” or the “Investment Adviser” refers to Garrison Capital Advisers LLC, a Delaware limited liability company;
•	“Garrison Capital Administrator” or the “Administrator” refers to Garrison Capital Administrator LLC, a Delaware limited liability company;
•	“CLO” refers to Garrison Funding 2013-2 Ltd., a Cayman Islands exempted company, and the $350.0 million collateralized loan obligation completed on September 25, 2013;
•	“GF 2013-2 Manager” refers to Garrison Funding 2013-2 Manager LLC, a Delaware limited liability company and the collateral manager to the CLO;
•	“GLC Trust 2013-2” refers to GLC Trust 2013-2, a Delaware statutory trust;
•	“GARS Equity Holdings Entities”, “Walnut Hill II LLC” and “Forest Park II LLC” refer to limited liability companies formed for the purpose of holding minority equity investments, a senior secured equipment loan and a first lien equipment loan, respectively;
•	“Garrison Investment Group” refers to Garrison Investment Group LP, a Delaware limited partnership, and its affiliates; and
•	“Garrison SBIC” refers to Garrison Capital SBIC LP, a Delaware limited partnership.

Our predecessor, Garrison Capital LLC, commenced operations on December 17, 2010. On October 9, 2012, we converted from a limited liability company into a corporation. In this conversion, Garrison Capital Inc. succeeded to the business of Garrison Capital LLC and its consolidated subsidiaries, and the members of Garrison Capital LLC became stockholders of Garrison Capital Inc. In this prospectus supplement, we refer to these transactions as the “BDC Conversion.” Unless otherwise indicated, the disclosure in this prospectus supplement and the accompanying prospectus give effect to the BDC Conversion.

Garrison Capital

We are an externally managed, non-diversified, closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act. In addition, for tax purposes we have elected to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code, and intend to qualify annually for such treatment.

Our investment objective is to generate current income and capital appreciation by making investments generally in the range of $5 million to $25 million primarily in debt securities and loans of U.S. based middle-market companies, which we define as those having annual earnings before interest, taxes and depreciation, or EBITDA, of between $5 million and $30 million. Our goal is to generate attractive risk-adjusted returns by assembling a broad portfolio of investments. Our principal investment strategies and risks reflect our operations and the operations of our subsidiaries, including the CLO, on a consolidated basis. We comply with the provisions of the 1940 Act, including those governing investment policies, capital structure, leverage, affiliated transactions and the custody of assets, on a consolidated basis with our subsidiaries, including the CLO.

We invest primarily in (1) first lien senior secured loans, (2) second lien senior secured loans, (3) “one-stop” senior secured or “unitranche” loans, (4) subordinated or mezzanine loans, (5) unsecured consumer loans and (6) to a lesser extent, selected equity co-investments in middle-market companies. We use the term “one-stop” or “unitranche” to refer to a loan that combines characteristics of traditional first lien senior secured loans and second lien or subordinated loans. We use the term “mezzanine” to refer to a loan that ranks senior only to a borrower’s equity securities and ranks junior in right of payment to all of such borrower’s other indebtedness.

We believe that the middle market offers attractive risk-adjusted returns for debt investors. Historically, we believe there has been a persistent scarcity of available capital relative to demand, which, from a lender’s perspective, has generally resulted in more favorable transaction structures, including enhanced covenant protection and increased pricing relative to larger companies. We further believe that the turmoil in the markets has exacerbated this scarcity of capital, as many traditional lenders to middle-market companies have exited the business or focused their attention on larger borrowers. In addition, we believe that middle-market companies traditionally have exhibited lower default rates and improved recoveries compared to larger borrowers and typically offer greater access to key senior managers, which we believe further enhances the attractiveness of lending to this market segment and facilitates due diligence investigations and regular monitoring.

As of December 31, 2014, we held investments in 57 portfolio companies with a fair value of $467.8 million, including investments in 47 portfolio companies held through the CLO. The investments held by the CLO as of December 31, 2014 consisted of senior secured loans fair valued at $339.4 million and related indebtedness of $209.7 million. As of that date, the loans held by the CLO (held at fair value), together with cash and other assets held by the CLO, equaled approximately $357.8 million. As of December 31, 2014, our portfolio had an average investment size of approximately $6.8 million, a weighted average yield on debt investments of 10.5% and a weighted average contractual maturity of 46 months. Weighted average yield is calculated based on the fair value of the investments and interest expected to be received using the current rate of interest at the balance sheet date to maturity, excluding the effects of future scheduled principal amortizations. Weighted average yield represents the portfolio yield and may be higher than what investors will realize because it does not reflect our expenses or any sales load paid by investors.

As of December 31, 2013, we held investments in 70 portfolio companies with a fair value of $429.1 million, including investments in 56 portfolio companies held through the CLO. The investments held by the CLO as of December 31, 2013 consisted of senior secured loans fair valued at $331.7 million and related indebtedness of $209.7 million. As of that date, the loans held by the CLO (held at fair value), together with cash and other assets held by the CLO, equaled approximately $369.2 million. As of December 31, 2013, our portfolio had an average investment size of approximately $5.0 million, a weighted average yield on debt investments of 9.8% and a weighted average contractual maturity of 46 months.

Our Investment Adviser

Our investment activities are managed by our Investment Adviser, Garrison Capital Advisers. Our Investment Adviser is responsible for sourcing potential investments, conducting research and diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. Garrison Capital Advisers was organized in November 2010 and is a registered Investment Adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act. See “The Adviser and the Administrator — Investment Advisory Agreement — Management Fee” in the accompanying prospectus for a discussion of the fees that are payable by us to our Investment Adviser.

Garrison Capital Advisers is an affiliate of Garrison Investment Group. Garrison Capital Advisers has entered into a staffing agreement, or the Staffing Agreement, with Garrison Investment Group. See “Business — Staffing Agreement” in the accompanying prospectus for a discussion of the Staffing Agreement. We believe that the Staffing Agreement provides our Investment Adviser with access to investment opportunities, which we refer to in the aggregate as deal flow, generated by Garrison Investment Group in the ordinary course of its business and commits the members of Garrison Investment Group’s investment committee to serve as members of our investment committee. Garrison Investment Group has conducted due diligence on more than 500 middle-market companies since July 2007.

Garrison Investment Group

Garrison Investment Group is an alternative investment and asset management firm founded in March 2007. As of December 31, 2014, Garrison Investment Group had approximately $4.1 billion of committed and invested capital under management and a team of 80 employees, including 46 investment professionals. Garrison Investment Group is headquartered in New York, New York. Garrison Investment Group invests opportunistically in the debt of middle-market companies, primarily in the areas of corporate finance, real estate finance and structured finance.

Since the formation of Garrison Investment Group, Mr. Joseph Tansey and his team of investment professionals, including Rafael Astruc, Brian Chase, Mitch Drucker, Terence Moore and Susan George, have been investors and lenders to middle-market companies. These investment professionals have significant experience investing in a broad range of industries and types of debt over the course of several economic cycles.

Before joining Garrison Investment Group, Mr. Tansey was a Managing Director at Fortress Investment Group LLC, or Fortress, and was also a partner of the Drawbridge Special Opportunities Fund, or Drawbridge, one of Fortress’ hybrid hedge funds, from its inception in August 2002 to March 2007. Drawbridge focused primarily on investments in opportunistic debt and equity securities and asset-based transactions. His responsibilities included sourcing, evaluating, structuring, managing and monitoring corporate, structured finance and real estate investments, including both debt and equity. Mr. Tansey has 20 years of investment experience.

Market Opportunity

We pursue an investment strategy focused on investing in first lien, second lien, unitranche and mezzanine loans of, and, to a lesser extent, warrants and minority positions in equity securities in, U.S. middle-market companies. We find investing in middle-market companies attractive for the following reasons:

Reduced Competition.  We believe that, since 2007, dislocations in the corporate financing markets have reduced the amount of credit available to middle-market companies. In particular, we believe that much of the traditional lending community for lower middle-market companies, such as commercial/regional banks and commercial finance companies, have contracted their origination activities in the wake of these credit dislocations or focused on more liquid asset classes. The implementation of Basel III, published by the Basel Committee on Banking Supervision, is expected to limit the ability of commercial banking institutions to hold non-investment grade leveraged loans on their balance sheets.

Attractive Relative Value Proposition.  We believe that directly originated middle-market loans often exhibit superior default and loss characteristics to syndicated loans, which are often structured with higher levels of debt and a lower percentage of contributed equity. Meanwhile, reduced access to, and availability of, credit typically increases the interest rates, or pricing, of loans made to U.S. middle-market borrowers, thereby creating an attractive risk-return dynamic for lenders.

Conservative Capital Structure and Increased Percentage of Equity Contributed.   Since the 2007 downturn, we believe that lenders have generally required borrowers to hold more equity as a percentage of their total capitalization and less senior and total leverage than was customary in the years leading up to the credit crisis, resulting in a greater amount of equity to protect lenders against future economic downturns. Lower leverage levels in mergers and acquisitions executed in the middle market suggest that middle-market companies should have more cash flows available to them to service their debt.

Long-Term Capital Solutions.  We believe that many middle-market companies seek to execute transactions with permanent capital vehicles, such as us, rather than execute high-yield bond transactions or borrow capital from hedge funds and other non-permanent vehicles.

We believe these factors, taken together, should increase lending opportunities for us.

Competitive Strengths

Experienced Management Team.  We are managed by our Investment Adviser, which has access through the Staffing Agreement to the resources and expertise of the investment professionals at Garrison Investment Group. Garrison Investment Group is led by Mr. Tansey. Garrison Investment Group’s investment professionals have substantial experience in identifying and executing financing transactions across a broad range of industries and types of financings and have developed related proprietary sourcing and servicing channels. Our five member investment committee has combined investment experience of more than 120 years. Our five member investment committee is currently comprised of the following individuals: Joseph Tansey, Rafael Astruc, Brian Chase, Mitch Drucker and Susan George.

Access to Deal Flow.  Through the Staffing Agreement, our Investment Adviser has access to extensive contacts throughout the middle-market, which it utilizes to source and originate loans. The investment professionals of Garrison Investment Group maintain direct dialogue with their contacts at financial sponsors, banks, corporate advisory firms, crisis managers, industry consultants, attorneys, investment banks, middle-market companies, other “club” investors and other potential sources of lending opportunities. Garrison Investment Group’s senior professionals have cultivated relationships with other middle-market lending platforms that we believe will provide us with an additional source of deal flow.

Disciplined Investment and Underwriting Process.  Our Investment Adviser utilizes the established investment processes developed by Garrison Investment Group to analyze investment opportunities, including structuring loans with appropriate covenants and pricing loans based on its knowledge of the middle market and on its rigorous underwriting standards. Our Investment Adviser focuses on capital preservation by extending loans to portfolio companies with assets that it believes will retain sufficient value to repay us even in depressed markets or under liquidation scenarios.

Active Asset Management Approach.  Our Investment Adviser employs a rigorous credit monitoring system for our portfolio, which enhances the ability of our Investment Adviser to manage any problems and assist borrowers before operating issues result in financial deterioration. In addition, this process enables our Investment Adviser to identify credit and market trends, thereby allowing us to modify underwriting terms for new loans before other lenders have identified such trends. In the event of restructurings, we expect that our Investment Adviser will manage syndicates of lenders, creditor committees and other creditors and advisors to protect our position.

Investment Strategy

We seek to create a broad portfolio consisting of investments generally in the range of $5 million to $25 million primarily in debt securities and loans of U.S. based middle-market companies. The companies to which we extend credit typically are moderately leveraged, and, in most cases, do not have their loans rated by national rating agencies. If such companies were rated, we believe that they would typically receive a rating below investment grade. In addition, our investments typically range in maturity from one to six years. However, we may make investments in securities with any maturity or duration.

We invest opportunistically in middle-market loans that we believe have attractive risk adjusted returns. We also, to a lesser extent, make select equity investments in non-investment grade companies and acquire consumer loans. We expect the majority of our focus to generally be centered upon traditional direct lending but at times will seek to enhance returns by purchasing loans in the secondary market, which purchases we refer to as capital markets activities, and extending credit for certain restructuring of financially troubled companies, which we refer to as special situations. We organize these lending opportunities in four categories.

Traditional Direct Lending.  We focus on direct origination of first lien senior secured loans, second lien senior secured loans and unitranche loans as well as select mezzanine loans. With respect to these loans, we identify lending opportunities through the extensive origination network to which we have access and serve as either sole lender or as a partner with like-minded creditors. We expect that we will typically extend first and second lien secured term loans, the proceeds of which may be used to refinance existing indebtedness or support acquisitions, growth initiatives, general corporate liquidity or operational turnarounds.

Capital Markets Activities.  We may also acquire loans in the secondary market, generally at favorable discounts, or seek to refinance outstanding loans through anchoring or co-anchoring a new issuance of debt. We believe the experience of the investment professionals to whom our Investment Adviser has access allows us to react quickly in executing acquisitions of loans in the secondary market on favorable terms and permit us to refinance loans on a streamlined basis.

Consumer Loans.  We may also opportunistically acquire unsecured consumer loans that we believe have attractive risk adjusted returns.

Special Situations.  We may also extend credit for out-of-court restructurings, rescue financings, debtor-in-possession financings and acquisition financings. We expect that, in extending credit to special situations borrowers, we will seek to structure our investments to remain high in the borrower’s capital structure, generate returns through the duration of the loan and obtain call protection or opportunities for enhanced returns through equity participation.

We expect that, from time to time, our investments may include certain non-qualifying assets, including assets of non-U.S. companies, certain publicly traded companies and, to a lesser extent and subject to certain limits under the 1940 Act, registered or unregistered investment companies, to the extent permissible under the 1940 Act. See “Risk Factors — Risks Relating to Our Business and Structure — The lack of experience of our Investment Adviser in operating under the constraints imposed on us as a business development company and RIC may hinder the achievement of our investment objectives.” and “Regulation — Qualifying Assets”, each in the accompanying prospectus.

Organizational Structure

The following shows a simplified organizational chart reflecting our relationship with our Investment Adviser and Administrator and our direct and indirect ownership interests in certain of our subsidiaries as of the date of this prospectus supplement:

Recent Developments

On March 3, 2015 our board of directors approved a distribution in the amount of $5.9 million, or $0.35 a share, which will be paid on March 27, 2015 to stockholders of record as of March 12, 2015. Investors in this offering will not be entitled to receive this distribution.

On March 13, 2015, Garrison SBIC received final committee approval for a license from the United States Small Business Administration, or SBA, to operate as a small business investment company, or SBIC. We expect that the SBIC license will be issued following final action by the SBA Administrator.

Investment Advisory Agreement

Steven Stuart, co-founder of Garrison Investment Group, anticipates ceasing to participate in the day-to-day operations of Garrison Investment Group. As previously disclosed, Steven Stuart left our investment committee in August 2014. Prior to that time, Mr. Stuart had not been involved with our operations on a day-to-day basis. As part of Mr. Stuart’s departure, overall economic interests in Garrison Investment Group and its affiliates, including our Investment Adviser, will gradually shift over time to Joseph Tansey and other Garrison Investment Group partners. Mr. Tansey and the other Garrison Investment Group partners will continue to manage the day-to-day aspects of our Investment Adviser. Section 2(a)(4) of the 1940 Act provides that the transfer of a controlling interest of an investment adviser, such as will be caused by the transfer of Mr. Stuart’s interest in Garrison Investment Group, constitutes an “assignment,” and Section 15(a) of the 1940 Act provides that any investment advisory contract must terminate on its “assignment.” In anticipation of the potential change in control of our Investment Adviser, as described below our board of directors, including all of the independent directors, reviewed and unanimously approved a new advisory agreement, or the New Investment Advisory Agreement, which has the same terms as our current investment advisory agreement with Garrison Capital Advisers, and recommended that the New Investment Advisory Agreement be submitted to our stockholders for approval at the 2015 Annual Meeting.

Our board of directors determined at a meeting held in March 2015 to approve the Investment Advisory Agreement and the New Investment Advisory Agreement. In its consideration of the Investment Advisory Agreement and the New Investment Advisory Agreement, the board of directors focused on information it had received relating to, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to us by the Investment Adviser;
•	comparative data with respect to advisory fees or similar expenses paid by other business development companies with similar investment objectives;
•	our projected operating expenses and expense ratio compared to business development companies with similar investment objectives;
•	any existing and potential sources of indirect income to the Investment Adviser or Garrison Capital Administrator from their relationships with us and the profitability of those relationships;
•	information about the services to be performed and the personnel performing such services under the Investment Advisory Agreement;
•	the organizational capability and financial condition of the Investment Adviser and its affiliates;
•	the Investment Adviser’s practices regarding the selection and compensation of brokers that may execute our portfolio transactions and the brokers’ provision of brokerage and research services to the Investment Adviser; and
•	the possibility of obtaining similar services from other third party service providers or through an internally managed structure.

Based on the information reviewed and the considerations detailed above, the board of directors, including all of the directors who are not “interested persons,” as that term is defined in the 1940 Act, of us or Garrison Capital Advisers, concluded that the investment advisory fee rates and terms are fair and reasonable in relation to the services provided and approved the Investment Advisory Agreement and the New Investment Advisory Agreement, as well as the Administration Agreement, as being in the best interests of our stockholders.

Executive Officers, Directors and Investment Committee

There have been some changes to roles of certain of our executive officers, the backgrounds of certain directors and the composition of our investment committee.

Michelle Rancic, 36, has served as our Chief Accounting Officer since March 2015. Ms. Rancic joined Garrison Investment Group in May 2010 as an Associate Accountant and is the Chief Accounting Officer for

Garrison Investment Group and Garrison Capital Inc. Prior to joining Garrison Investment Group, Ms. Rancic was a manager in the Banking and Capital Markets Assurance Practice at PricewaterhouseCoopers LLP. At PricewaterhouseCoopers, she was responsible for the management of multiple professionals with responsibility for the planning, implementation, and completion of financial statement audits of top tier SEC and non-SEC clients in the Banking and Capital Markets industry. Ms. Rancic received a B.S. in Accounting/Business Administration from University at Albany and is a Certified Public Accountant in the State of New York.

Effective March 13, 2015, Brian Chase began service as our interim Chief Compliance Officer and interim Secretary.

Roy Guthrie, a director since 2011, has also served as an independent director for Synchrony Financial since July 2014 and was an independent director for Bluestem Brands, Inc. from 2010 through November 2014.

Mr. Shewmaker, a director since 2011, has also been a director of Harris & Harris Group, Inc. from August 2011 to December 2014.

Our investment committee is currently comprised of the following five individuals: Joseph Tansey, Rafael Astruc, Brian Chase, Mitch Drucker and Susan George.

Operating and Regulatory Structure

Our investment activities are managed by Garrison Capital Advisers and supervised by our board of directors, a majority of whom are independent of Garrison Capital, Garrison Capital Advisers and their respective affiliates.

We have elected to be treated as a business development company under the 1940 Act and have elected be treated as a RIC under Subchapter M of the Code and intend to qualify annually for such treatment. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any Investment Advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors of a business development company be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

As a business development company, we are required to comply with certain regulatory requirements. For example, we note that any affiliated investment vehicle formed in the future and managed by our Investment Adviser may, notwithstanding different stated investment objectives, have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. If our Investment Adviser undertakes to manage a new fund in the future, we will not invest in any portfolio company in which that fund has a pre-existing investment, although we may co-invest with such affiliate on a concurrent basis, subject to compliance with existing regulatory guidance, applicable regulations, our allocation procedures and/or exemptive relief issued by the SEC. See “Regulation” in the accompanying prospectus.

Also, as a business development company, we are generally prohibited from acquiring assets other than qualifying assets unless, after giving effect to any acquisition, at least 70% of our total assets are qualifying assets. Qualifying assets generally include securities of eligible portfolio companies, cash, cash equivalents, U.S. government securities and high-quality debt instruments maturing in one year or less from the time of investment. Under the rules of the 1940 Act, “eligible portfolio companies” include (1) private U.S. operating companies, (2) public U.S. operating companies whose securities are not listed on a national securities exchange (e.g., the New York Stock Exchange) or registered under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and (3) public U.S. operating companies having a market capitalization of less than $250 million. Public U.S. operating companies whose securities are quoted on the over-the-counter bulletin board and through Pink Sheets LLC are not listed on a national securities exchange and therefore are eligible portfolio companies. See “Regulation” in the accompanying prospectus.

Use of Leverage

As a business development company, we are permitted under the 1940 Act to borrow funds to finance a portion of our investments. As of December 31, 2014, we had $241.3 million of debt outstanding under the CLO and the notes issued by GLC Trust 2013-2, or the GLC Trust 2013-2 Notes. We consolidate our financial results with those of the CLO, GF 2013-2 Manager and GLC Trust 2013-2 for financial reporting purposes.

Using the loans purchased from us as collateral, the CLO has issued six tranches of securities, comprising five classes of notes, whose interest rates depend on their repayment risk. We retain one class of notes and a residual interest entitling us to the returns remaining after amounts owing to holders of the notes have been paid. The CLO is an investment company for accounting purposes and exempt from registration as an investment company in reliance on Section 3(c)(7) of the 1940 Act. The CLO is a disregarded entity for U.S. federal income tax purposes. We completed the CLO, a Cayman Islands exempted company, for the purpose of refinancing the $150.0 million credit facility entered on May 21, 2012 by Garrison Funding 2012-1 LLC, or the Predecessor Credit Facility. We believe that refinancing the Predecessor Credit Facility through the CLO allowed us to obtain debt financing on more attractive terms than those available to us and similarly situated business development companies through traditional secured bank borrowings, thereby allowing us to limit costs ultimately borne by our common stockholders.

The use of leverage is generally considered a speculative investment technique and increases the risks associated with investing in our securities. In the future, we may borrow from and issue senior securities to banks, insurance companies and other lenders. If the value of our assets decrease, leverage would cause net asset value to decline more sharply than it otherwise would have had we not been leveraged, thereby magnifying losses or eliminating our equity stake in a leveraged investment. See “Risk Factors — Risks Relating to Our Business and Structure — Our strategy involves a high degree of leverage” in the accompanying prospectus. We intend to continue to finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us. The risks of investment in a highly leveraged fund include volatility and possible distribution restrictions.” in the accompanying prospectus.

We measure our compliance with the leverage test applicable to business development companies under the 1940 Act on a consolidated basis. We expect to continue to use leverage to finance a portion of our investments in the future, consistent with the rules and regulations under the 1940 Act. We expect that we would incur such leverage through either a traditional credit facility or a securitization vehicle, rather than through an issuance of preferred stock. We received exemptive relief from the SEC to permit us to exclude the debt of our SBIC subsidiary from our asset coverage test under the 1940 Act.

Conflicts of Interest

We are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, of the SEC. Any person that owns, directly or indirectly, five percent or more of our outstanding voting securities is our affiliate for purposes of the 1940 Act, and we are generally prohibited from buying or selling any security from or to, or entering into certain “joint” transactions (which could include investments in the same portfolio company) with such affiliates, absent the prior approval of our independent directors. Our Investment Adviser and its affiliates, including persons that control, or are under common control with, us or our Investment Adviser, are also considered to be our affiliates under the 1940 Act, and we are generally prohibited from buying or selling any security from or to, or entering into “joint” transactions with such affiliates without prior approval of our independent directors and, in some cases, additional exemptive relief from the SEC.

We may, however, invest alongside other clients of our Investment Adviser and its affiliates in certain circumstances where doing so is consistent with applicable law, SEC staff interpretations and/or exemptive relief issued by the SEC. For example, we may invest alongside such accounts consistent with guidance promulgated by the staff of the SEC permitting us and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that our Investment Adviser, acting on our behalf and on behalf of other clients, negotiates no term other than price. We may also invest alongside our Investment Adviser’s other clients as otherwise permissible under regulatory guidance, applicable regulations, the terms of our exemptive relief and the written allocation policy of Garrison

Investment Group and its affiliated investment advisers, including our Investment Adviser. Under this allocation policy, a fixed calculation, based on the type of investment, will be applied to determine the amount of each opportunity to be allocated to us. This allocation policy will be periodically approved by our Investment Adviser and reviewed by our independent directors. We expect that these determinations will be made similarly for other accounts sponsored or managed by our Investment Adviser and its affiliates. If sufficient securities or loan amounts are available to satisfy our and each such account’s proposed demand, we expect that the opportunity will be allocated in accordance with our Investment Adviser’s pre-transaction determination. Where there is an insufficient amount of an investment opportunity to satisfy us and other accounts sponsored or managed by our Investment Adviser or its affiliates, the allocation policy further provides that allocations among us and such other accounts will generally be made pro rata based on each account’s available capital in the asset class being allocated, up to the amount proposed to be invested by each account. However, we cannot assure you that investment opportunities will be allocated to us fairly or equitably in the short-term or over time.

We, Garrison Investment Group and our Investment Adviser have received exemptive relief to permit greater flexibility to negotiate the terms of co-investments if our board of directors determines that it would be advantageous for us to co-invest with other accounts sponsored or managed by our Investment Adviser or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions, as well as regulatory requirements and other relevant factors. See “Related Party Transactions and Certain Relationships” in the accompanying prospectus. We cannot assure you, however, that we will develop opportunities that comply with such limitations.

In situations where co-investment with other accounts managed by our Investment Adviser or its affiliates is not permitted or appropriate, Garrison Investment Group and our Investment Adviser must decide which client will proceed with the investment. The written allocation policy of Garrison Investment Group and its affiliated investment advisers, including our Investment Adviser, in such circumstances provides for investments to be allocated on a rotational basis to assure that all clients have fair and equitable access to such investment opportunities. Moreover, except in certain circumstances, we are unable to invest in any issuer in which a fund managed by our Investment Adviser or its affiliates has previously invested. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. These restrictions may limit the scope of investment opportunities that would otherwise be available to us.

See “Risk Factors — Risks Relating to Our Business and Structure — There are significant potential conflicts of interest that could affect our investment returns.” and “Related Party Transactions and Certain Relationships” in the accompanying prospectus.

Company Information

Our principal executive offices are located at 1290 Avenue of the Americas, Suite 914, New York, New York 10104, telephone number (212) 372-9590. Our corporate website is located at www.garrisoncapitalbdc.com. Information on our website is not incorporated into or a part of this prospectus supplement.

Summary Risk Factors

Investing in our Company involves a high degree of risk and you could lose all or part of your investment. Certain of these risks are referenced below.

•	We have a limited operating history as a business development company.
•	The lack of experience of our Investment Adviser in operating under the constraints imposed on us as a business development company and RIC may hinder the achievement of our investment objectives.
•	Regulations governing our operation as a business development company, including those related to the issuance of senior securities, will affect our ability to, and the way in which we, raise additional debt or equity capital.

•	Our strategy involves a high degree of leverage. We intend to continue to finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us. The risks of investing in a highly leveraged fund include volatility and possible distribution restrictions.
•	We are subject to risks associated with the CLO.
º	The Retained Notes are subordinated obligations of the CLO;
º	The Retained Notes are a highly leveraged investment;
º	The interests of investors in certain of the Class A Notes and Class B Notes may not be aligned with our interests, and we may have no control over remedies;
º	The CLO may fail to meet certain asset coverage tests, which would have an adverse effect on the time of payments to us;
º	Restructurings of investments held by the CLO may decrease their value and reduce amounts payable on the Retained Notes;
º	We may not receive cash from the CLO;
º	The CLO depends on the managerial expertise available to the collateral manager and its key personnel;
º	Our ability to transfer the Retained Notes is limited;
º	We may not be able to redeem the Secured Notes prior to September 25, 2015;
º	The holders of the Class A-1R Notes may fail to advance funds to us as required;
º	The CLO may be required to redeem the Secured Notes upon the occurrence of certain tax events; and
º	Failure of a court to enforce certain non-petition obligations may adversely affect us.
•	There are significant potential conflicts of interest that could affect our investment returns.
•	We may expose ourselves to risks if we engage in hedging transactions.
•	We are subject to risks associated with middle-market companies.
•	Investing in our common stock may involve an above average degree of risk.

See “Risk Factors” beginning on page 14 of the accompanying prospectus for more information on these and other risks you should carefully consider before deciding to invest in shares of our common stock.

THE OFFERING

Common Stock Offered by the Selling Stockholders
809,990, excluding 75,000 shares of common stock issuable pursuant to the underwriters’ option to purchase additional shares.
Shares of Common Stock Outstanding
16,758,779 shares
Use of Proceeds
We will not receive any proceeds from the sale of shares of our common stock offered by the selling stockholders pursuant to this prospectus supplement.
NASDAQ Global Select Market Symbol
“GARS”
Trading at a Discount
Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. The possibility that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline.
Distributions
We intend to distribute quarterly distributions to our stockholders out of assets legally available for distribution. Our quarterly distributions, if any, will be determined by our board of directors.

We expect quarterly distributions to be paid from income generated by interest and dividend income earned on our portfolio although they may also include a return of capital. The specific tax characteristics of our distributions each year will be reported to stockholders after the end of the calendar year.
Investment Advisory Agreement
Under an investment advisory agreement with Garrison Capital Advisers, or the Investment Advisory Agreement, we pay Garrison Capital Advisers a base management fee and an incentive fee for its services.

Management Fee

The base management fee is calculated at an annual rate of 1.75% of our gross assets, excluding cash and cash equivalents but including assets purchased with borrowed funds. For purposes of the Investment Advisory Agreement, cash equivalents means U.S. government securities and commercial paper maturing within 270 days of purchase.

Income-Based Incentive Fee

The incentive fee consists of two components that are independent of each other (except as provided in the Incentive Fee Cap and Deferral Mechanism described below), with the result that one component may be payable even if the other is not. The first component of the incentive fee, which is income-based and payable quarterly in arrears, equals 20% of the amount, if any, that our “Pre-Incentive Fee Net Investment Income” exceeds a 2.00% quarterly (8.00% annualized) Hurdle Rate (as defined under “Fees and Expenses”) subject to a “catch-up” feature and the Incentive Fee Cap and Deferral

Mechanism described below. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, distribution income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement and any interest expense and any distributions paid on any issued and outstanding preferred stock, but excluding the incentive fee). “Pre-Incentive Fee Net Investment Income” includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with a payment-in kind, or PIK, interest and zero coupon securities), accrued income that we have not yet received in cash. “Pre-Incentive Fee Net Investment Income” does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The portion of such incentive fee that is attributable to deferred interest (such as PIK interest or original issue discount) is paid to our Investment Adviser, together with any other interest accrued on the loan from the date of deferral to the date of payment, only if and to the extent we actually receive such interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual.

Capital Gains-Based Incentive Fee

The second component of the incentive fee, which is capital gains-based, is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date) and equals 20% of our cumulative aggregate realized capital gains through the end of each year, computed net of our aggregate cumulative realized capital losses and aggregate cumulative unrealized capital depreciation through the end of such calendar year, less the aggregate amount of any previously paid capital gains incentive fees and subject to the Incentive Fee Cap and Deferral Mechanism. The second component of the incentive fee is not subject to any minimum return to stockholders.

Incentive Fee Cap and Deferral Mechanism

We have structured the calculation of these incentive fees to include a fee limitation such that no incentive fee will be paid to our Investment Adviser for any fiscal quarter if, after such payment, the cumulative incentive fees paid to our Investment Adviser for the period that includes such fiscal quarter and the 11 full preceding fiscal quarters, which we refer to in this prospectus supplement as the Incentive Fee Look-back Period, would exceed 20.0% of our Cumulative Pre-Incentive Fee Net Return (as defined below) during the applicable Incentive Fee Look-back Period.

The Incentive Fee Look-back Period commenced on April 1, 2013. Prior to April 1, 2016, the Incentive Fee Look-back Period will consist of fewer than 12 full fiscal quarters.

In this prospectus supplement, Cumulative Pre-Incentive Fee Net Return refers to the sum of (a) Pre-Incentive Fee Net Investment Income for each quarter during the Incentive Fee Look-back Period and (b) the sum of cumulative realized capital gains, cumulative realized capital losses, cumulative unrealized capital depreciation and cumulative unrealized capital appreciation during the applicable Incentive Fee Look-back Period.

See “The Adviser and the Administrator — Investment Advisory Agreement — Incentive Fee” in the accompanying prospectus.
Taxation
We have elected to be treated as a RIC under the Code and intend to qualify annually for such treatment. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as distributions. To obtain RIC status and the associated tax benefits, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. See “Distributions” and “Tax Matters” in the accompanying prospectus.
Leverage
As a business development company, we are permitted under the 1940 Act to borrow funds to finance a portion of our investments. As of December 31, 2014, we had $241.3 million of debt outstanding under the CLO and GLC Trust 2013-2 Notes.
Dividend Reinvestment Plan
We have adopted an “opt out” dividend reinvestment plan for our stockholders. As a result, if we declare a dividend or other distribution, then stockholders’ cash distributions will be reinvested automatically in additional shares of our common stock, unless our stockholders specifically “opt out” of the dividend reinvestment plan. If a stockholder specifically “opts-out” of the dividend reinvestment plan, that stockholder will receive cash dividends or other distributions. Stockholders who receive distributions in the form of shares of common stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan” in the accompanying prospectus.

Administration Agreement
We have entered into an administration agreement, or the Administration Agreement with Garrison Capital Administrator. Under the Administration Agreement, we reimburse Garrison Capital Administrator for our allocable portion of overhead and other expenses incurred by Garrison Capital Administrator in performing its obligations, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services, as well as providing us with other administrative services. To the extent that Garrison Capital Administrator outsources any of its functions, we pay the fees associated with such functions on a direct basis without any profit to garrison capital administrator. See “The Adviser and the Administrator — Administration Agreement” in the accompanying prospectus.
License Agreement
We have entered into a license agreement with Garrison Investment Group LP, or the License Agreement, pursuant to which Garrison Investment Group has agreed to grant us a non-exclusive license to use the name “Garrison.” See “The Adviser and the Administrator — License Agreement” in the accompanying prospectus.
Anti-Takeover Provisions
Our certificate of incorporation and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making certain types of acquisition proposals for us. These anti-takeover provisions may inhibit a change of control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See “Description of Our Capital Stock” in the accompanying prospectus. In addition, our board of directors is divided into three classes of directors serving staggered three-year terms. This structure is intended to increase the likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered board of directors also may serve to deter hostile takeovers or proxy contests, as may certain other measures adopted by us. See “Description of Our Capital Stock” in the accompanying prospectus.
Custodian and Transfer Agent
Deutsche Bank Trust Company Americas serves as our custodian, and American Stock Transfer & Trust Company, LLC serves as our transfer and dividend paying agent and registrar. See “Custodian, Transfer and Distribution Paying Agent and Registrar” in the accompanying prospectus.

Available Information
We have filed with the SEC a registration statement on Form N-2 under the Securities Act of 1933, as amended, or the Securities Act, which contains additional information about us and the shares of our common stock being offered by this prospectus supplement. We are required to file periodic reports, proxy statements and other information with the SEC. This information will be available at the SEC’s public reference room in Washington, D.C. and on the SEC’s website at http://www.sec.gov.

We maintain a website at http://www.garrisoncapitalbdc.com and make all of our annual, quarterly and current reports, proxy statements and other information available, free of charge, on or through our website. Information contained on our website is not incorporated into this prospectus supplement, and you should not consider information on our website to be part of this prospectus supplement. You may also obtain such information by contacting us, in writing at: 1290 Avenue of the Americas, Suite 914, New York, New York 10104, Attention: Investor Relations, or by telephone at (212) 372-9590.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in shares of our common stock will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus supplement contains a reference to fees or expenses paid by “us” or “Garrison Capital,” or that “we” will pay fees or expenses, common stockholders will indirectly bear such fees or expenses as investors in Garrison Capital.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	None	(1)
Offering expenses (as a percentage of offering price)	None	(2)
Dividend reinvestment plan fees	None	(3)
Total stockholder transaction expenses (as a percentage of offering price)	None
Annual expenses (as a percentage of net assets attributable to common stock):
Base management fees	3.17	%(4)
Incentive fees payable under Investment Advisory Agreement (20% of Pre-Incentive Fee Net Investment Income and 20% of realized capital gains)	1.70	%(5)
Interest payments on borrowed funds	4.74	%(6)
Other expenses	1.78	%(7)
Total annual expenses	11.39%

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses remain at the levels set forth in the table above.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$95	$271	$431	$770

(1)	All underwriting discounts and commissions (sales load) will be borne by the selling stockholders.
(2)	We will not bear any expenses in connection with this offering. The offering expenses in this offering will be borne by the selling stockholders.
(3)	The expenses of the dividend reinvestment plan, which consist primarily of the expenses of American Stock Transfer & Trust Company, LLC, are included in “other expenses.” See “Dividend Reinvestment Plan” in the accompanying prospectus supplement.
(4)	Our base management fee under the Investment Advisory Agreement is based on our gross assets, excluding cash and cash equivalents but including assets purchased with borrowed funds and is payable quarterly in arrears. The management fee referenced in the table above is based on actual amounts incurred during the three months ended December 31, 2014, annualized for a full year. The SEC requires that the “Management fees” percentage be calculated as a percentage of net assets attributable to common stockholders, rather than total assets, including assets that have been funded with borrowed monies because common stockholders bear all of this cost. The estimate of our base management fees assumes net assets of $261.1 million and leverage of $241.3 million, which reflects our net assets and leverage as of December 31, 2014.
(5)	The incentive fee consists of two components that are independent of each other (except as provided in the Incentive Fee Cap and Deferral Mechanism described below), with the result that one component may be payable even if the other is not.

We have structured the calculation of these incentive fees, which we refer to as the “Income and Capital Gain Incentive Fee Calculations,” to include a fee limitation such that no incentive fee will be paid to our Investment Adviser for any fiscal quarter if, after such payment, the cumulative incentive fees paid to our Investment Adviser for the period that includes such fiscal quarter and the 11 full preceding fiscal quarters, which we refer to in this prospectus supplement as the Incentive Fee Look-back Period, would exceed 20.0% of our Cumulative Pre-Incentive Fee Net Return during the applicable Incentive Fee Look-back Period. The Incentive Fee Look-back Period commenced on April 1, 2013. Prior to April 1, 2016, the Incentive Fee Look-back Period will consist of fewer than 12 full fiscal quarters. For example, at the end of our first full fiscal quarter after our initial public offering, the Incentive Fee Look-back Period consisted of one full fiscal quarter and our Cumulative Pre-Incentive Fee Net Return will equal the sum of (a) the Pre-Incentive Fee Net Investment Income during that fiscal quarter and (b) our realized capital gains, realized capital losses, unrealized capital depreciation and unrealized capital appreciation, if any, during such fiscal quarter. The deferral component of the Incentive Fee Cap and Deferral Mechanism may cause incentive fees that accrued during one fiscal quarter to be paid to our Investment Adviser at any time during the 11 full fiscal quarters following such initial full fiscal quarter.

We accomplish this limitation by subjecting each incentive fee payable to a cap, which we refer to in this prospectus supplement as the Incentive Fee Cap. The Incentive Fee Cap in any quarter is equal to (a) 20.0% of Cumulative Pre-Incentive Fee Net Return during the Incentive Fee Look-back Period less (b) cumulative incentive fees of any kind paid to our Investment Adviser by us during the Incentive Fee Look-back Period. To the extent the Incentive Fee Cap is zero or a negative value in any quarter, we will pay no incentive fee to our Investment Adviser in that quarter. We will only pay incentive fees to the extent allowed by the Incentive Fee Cap and Deferral Mechanism. To the extent that the payment of incentive fees is limited by the Incentive Fee Cap and Deferral Mechanism, the payment of such fees may be deferred and paid up to three years after their date of deferment subject to applicable limitations included in the Investment Advisory Agreement.

The first component of the incentive fee, which is income-based and payable quarterly in arrears, equals 20% of the amount, if any, that our “Pre-Incentive Fee Net Investment Income” exceeds a 2.00% quarterly (8.00% annualized) hurdle rate (the “Hurdle Rate”), subject to a “catch-up” provision measured at the end of each calendar quarter and the Incentive Fee Cap and Deferral Mechanism described below. The operation of the first component of the incentive fee for each quarter is as follows:

•	no incentive fee is payable to our Investment Adviser in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate of 2.00% (8.00% annualized);
•	100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle Rate but is less than 2.50% in any calendar quarter (10.00% annualized) is payable to our Investment Adviser. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the Hurdle Rate but is less than 2.50%) as the “catch-up.” The effect of the “catch-up” provision is that, if such Pre-Incentive Fee Net Investment Income exceeds 2.50% in any calendar quarter, our Investment Adviser will receive 20% of such Pre-Incentive Fee Net Investment Income as if the Hurdle Rate did not apply; and
•	20% of the amount of such Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.50% in any calendar quarter (10.00% annualized) is payable to our Investment Adviser (once the Hurdle Rate is reached and the catch-up is achieved).

The portion of such incentive fee that is attributable to deferred interest (such as payment-in-kind interest or original issue discount) will be paid to the Investment Adviser, together with any other interest accrued on the loan from the date of deferral to the date of payment, only if and to the extent the Company actually receives such interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. Any reversal of such amounts would reduce net income for the quarter by the net amount of the reversal (after taking into account the reversal of incentive fees payable) and would result in a reduction and possibly elimination of the incentive fees for such quarter. For the avoidance of doubt, no incentive will be paid to the Investment Adviser on amounts accrued and not paid in respect of deferred interest.

There is no accumulation of amounts on the Hurdle Rate from quarter to quarter and, accordingly, there is no clawback of amounts previously paid if subsequent quarters are below the quarterly Hurdle Rate and there is no delay of payment if prior quarters are below the quarterly Hurdle Rate. Since the Hurdle Rate is fixed, as interest rates rise, it will be easier for our Investment Adviser to surpass the Hurdle Rate and receive an incentive fee based on Pre-Incentive Fee Net Investment Income.

The second component, which is capital gains-based, is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date) and equals 20% of the Company’s cumulative aggregate realized capital gains through the end of such year, computed net of the Company’s aggregate cumulative realized capital losses and aggregate cumulative unrealized capital depreciation through the end of such year, less the aggregate amount of any previously paid capital gains incentive fees and subject to the Incentive Fee Cap and Deferral Mechanism described below. The capital-gains component of the incentive fee excludes any portion of realized gains (losses) that are associated with the reversal of any portion of unrealized appreciation/depreciation attributable to periods prior to April 1, 2013. The capital gains component of the incentive fee is not subject to any minimum return to stockholders.

As described above, we will not pay any incentive fee at any time when, after such payment, the cumulative incentive fees paid to date would exceed 20% of the Cumulative Pre-Incentive Fee Net Return during the Incentive Fee Look-back Period. “Incentive fees payable under the Investment Advisory Agreement” are based on actual amounts incurred during the three months ended December 31, 2014, annualized for a full year.

(6)	Our stockholders bear directly or indirectly the costs of borrowings under the CLO and GLC Trust 2013-2 Notes and other debt instruments. The borrowing costs included in the table above are based on actual amounts incurred during the three months ended December 31, 2014, annualized for a full year. At December 31, 2014, the weighted average effective interest rate for total outstanding debt was 3.04%. Deferred debt issuance costs include structuring and other facility fees, as well as legal fees, rating agency fees and all other direct and incremental costs associated with the CLO and GLC Trust 2013-2, which costs we amortize fully over the life of the loans. For purposes of the example above, the deferred debt issuance costs are assumed to reoccur annually. We expect to continue to use leverage to finance a portion of our investments in the future, consistent with the rules and regulations under the 1940 Act.
(7)	Includes our overhead expenses, including payments under the Administration Agreement, based on our allocable portion of overhead and other expenses incurred by Garrison Capital Administrator in performing its obligations under the Administration Agreement. See “The Adviser and the Administrator — Administration Agreement” in the accompanying prospectus. “Other expenses” are based on estimated amounts for the fiscal year ending December 31, 2015.

The example above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the Investment Advisory Agreement, which, assuming a 5% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is not included in the example. This illustration assumes that we will not realize any capital gains (computed net of all realized capital losses and unrealized capital depreciation) in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses and returns to our investors would be higher. If the 5% annual return were derived entirely from capital gains, you would pay expenses on a $1,000 investment of $104, $294, $464 and $809 over periods of one year, three years, five years and ten years, respectively. The example assumes reinvestment of all dividends and other distributions at net asset value. Participants in our dividend reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the distribution. See “Dividend Reinvestment Plan” in the accompanying prospectus for additional information regarding our dividend reinvestment plan.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus supplement constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus supplement involve risks and uncertainties, including statements as to:

•	our future operating results;
•	changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets, which could result in changes to the value of our assets;
•	our business prospects and the prospects of our current and prospective portfolio companies;
•	the impact of investments that we expect to make;
•	the impact of increased competition;
•	our contractual arrangements and relationships with third parties;
•	the dependence of our future success on the general economy, including general economic trends, and its impact on the industries in which we invest;
•	the ability of our prospective portfolio companies to achieve their objectives;
•	the relative and absolute performance of our Investment Adviser, including identifying suitable investments for us;
•	our expected financings and investments;
•	the adequacy of our cash resources and working capital;
•	our ability to make distributions to our stockholders;
•	the effects of applicable legislation and regulations and changes thereto;
•	the timing of cash flows, if any, from the operations of our prospective portfolio companies; and
•	the impact of future acquisitions and divestitures.

We use words such as “anticipate,” “believe,” “expect,” “intend,” “may,” “might,” “will,” “should,” “could,” “can,” “would,” “believe,” “estimate,” “anticipate,” “predict,” “potential” and similar words to identify forward-looking statements. Our actual results could differ materially from those projected in the forward-looking statements for any reason, including the factors set forth as “Risk Factors” and elsewhere in this prospectus supplement and the accompanying prospectus.

We have based the forward-looking statements included in this prospectus supplement on information available to us on the date of this prospectus supplement, and we assume no obligation to update any such forward-looking statements. Actual results could differ materially from those anticipated in our forward-looking statements and future results could differ materially from historical performance. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we have filed or in the future may file with the SEC, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. This prospectus supplement contains statistics and other data that have been obtained from or compiled from information made available by third-party service providers. We have not independently verified such statistics or data.

You should understand that, under Sections 27A(b)(2)(B) of the Securities Act and Section 21E(b)(2)(B) of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this prospectus supplement and the accompanying prospectus or in periodic reports we file under the Exchange Act.

USE OF PROCEEDS

We will not receive any proceeds from the sale of shares of our common stock offered by the selling stockholders pursuant to this prospectus supplement.

PRICE RANGE OF COMMON STOCK

Our common stock began trading on March 27, 2013 and is currently traded on The NASDAQ Global Select Market under the symbol “GARS”. The following table lists the high and low closing sale price for our common stock, the closing sale price as a percentage of net asset value, or NAV, and quarterly distributions per share since December 31, 2012.

		Closing Sales Price		Premium of High Sales Price to NAV(2)	Premium (Discount) of Low Sales Price to NAV(2)	Distributions Declared
Period	NAV(1)	High	Low
Fiscal year ending December 31, 2015
First quarter (through March 18, 2015)(3)	N/A	$15.29	$14.07	N/A	N/A	$0.35
Fiscal year ended December 31, 2014
Fourth quarter	$15.58	$15.12	$14.00	(3.0)%	(10.1)%	$0.35
Third quarter	15.59	15.33	14.11	(1.7)	(9.5)	0.35
Second quarter	15.64	15.30	14.08	(2.2)	(10.0)	0.35
First quarter	15.45	14.81	13.71	(4.1)	(11.3)	0.35
Fiscal year ended December 31, 2013
Fourth quarter	$15.16	$15.05	$13.76	(0.7)%	(9.2)%	$0.35
Third quarter	15.11	15.39	14.15	1.9	(6.4)	0.35
Second quarter	15.06	15.72	14.70	4.4	(2.4)	0.35
First quarter(4)	15.67	15.13	15.00	(3.4)	(4.3)	0.23

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of the each period.
(2)	Calculated as of the respective high or low closing sales price divided by the quarter end NAV.
(3)	The first quarter 2015 distribution will be paid on March 27, 2015 to stockholders of record as of March 12, 2015. Investors in this offering will not be entitled to receive this distribution.
(4)	NAV as reported does not reflect any impact associated with our initial public offering on March 26, 2013 at $15.00 per share. Pro forma premium of high sales price to pro forma NAV of $15.00 is 0.9% and premium (discount) of low sales price to NAV is 0.0%.

The last reported price for our common stock on March 18, 2015 was $15.02 per share. As of March 18, 2015, we had 23 stockholders of record.

SELECTED FINANCIAL DATA

The selected financial and other information below should be read in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and notes thereto contained in this prospectus supplement and the accompanying prospectus. Financial information as of and for the year ended December 31, 2014 has been derived from our consolidated financial statements that were audited by McGladrey LLP, an independent registered public accounting firm. Financial information as of and for the years ended December 31, 2013, December 31, 2012, December 31, 2011 and for the period from December 17, 2010 through December 31, 2010, has been derived from our consolidated financial statements that were audited by Ernst & Young LLP, an independent registered public accounting firm.

	Year ended December 31, 2014 (audited)	Year ended December 31, 2013 (audited)	Year ended December 31, 2012 (audited)	Year ended December 31, 2011 (audited)	Period from December 17, 2010 (commencement of operations) through December 31, 2010 (audited)
	(dollars in thousands)
Income statement data:
Total investment income(4)	$50,459	$33,805	$23,649	$27,222	$—
Interest expense	7,157	6,575	6,155	7,280	—
Management fees (net of waivers)	8,065	2,510	2,277	1,804	—
Incentive fees (net of waivers)	8,409	1,099	—	—	—
Other expenses	4,818	4,286	6,895	2,360	375
Net investment income (loss)	22,009	19,335	8,322	15,778	(375)
Net realized gain/(loss) from investments(6)	10,702	(11,770)	3,374	3,494	—
Net change in unrealized appreciation/(depreciation) on investments(6)	(2,227)	15,934	(7,322)	(8,433)	—
Net increase (decrease) in net assets resulting from operations	30,484	23,500	4,374	10,839	(375)
Basic earnings per common share/members’ capital per unit(1)	1.82	1.55	0.42	1.03	—
Other data:
Weighted average yield (unaudited)(2)	10.5%	9.8%	9.6%	8.9%	7.3%
Number of portfolio companies at period end (unaudited)	57	70	49	72	74

	At December 31, 2014 (audited)	At December 31, 2013 (audited)	At December 31, 2012 (audited)	At December 31, 2011 (audited)	At December 31, 2010 (audited)
	(dollars in thousands except per share/unit data)
Balance sheet data:
Investments, fair value(5)	$467,769	$429,081	$220,106	$320,779	$283,828
Cash	13,651	13,665	21,681	47,928	80,000
Restricted cash accounts	14,260	27,965	69,902	16,993	21,354
Total assets	505,841	485,080	315,989	391,139	392,332
Senior secured term note and revolving notes payable	240,259	219,419	125,000	218,478	218,304
Net assets/Members’ capital	261,102	254,081	173,669	171,072	160,233
Per share/unit data:
Net asset value per common share/Members’ capital per unit(3)	$15.58	$15.16	$16.54	$16.29	$15.26

(1)	Adjusted for Reverse Stock Split. See Note 1 to our consolidated financial statements.
(2)	Weighted average yield is calculated based on the fair value of the investments and interest expected to be received (excluding investments with a risk rating of 4, unfunded revolvers and equity investments) using the current rate of interest at the balance sheet date to maturity, excluding the effects of future scheduled principal amortizations.
(3)	Based on 16,758,779 shares of common stock of Garrison Capital Inc. outstanding as of December 31, 2014 and December 31, 2013, 10,498,544 shares of common stock of Garrison Capital Inc. outstanding as of December 31, 2012, December 31, 2011 and December 31, 2010. Each of the outstanding units of Garrison Capital LLC was converted into one share of common stock of Garrison Capital Inc. in connection with the BDC Conversion. We subsequently declared the Reverse Stock Split on February 25, 2013, which resulted in the conversion of one share of common stock into 0.9805106 shares of common stock. All amounts related to shares/units and share/unit price have been retroactively restated. As a result, the 10,707,221 shares of common stock issued in the BDC conversion have been retroactively restated to 10,498,544 shares.
(4)	Consists of affiliate related income of $847,845 and $1,202,663 for the year ended December 31, 2014 and the year ended December 31, 2013, respectively.
(5)	Consists of affiliate investments of $19,029,529 as of December 31, 2013.
(6)	Consists of affiliate related realized gain and change in unrealized appreciation/(depreciation) of $8,501,681 and $(1,838,734) for the year ended December 31, 2014, respectively, and $8,143 and $1,838,734 for the year ended December 31, 2013, respectively.

	2014 (Unaudited)
	Quarter ended March 31, 2014	Quarter ended June 30, 2014	Quarter ended September 30, 2014	Quarter ended December 31, 2014
	(dollars in thousands)
Net realized and unrealized gain/(loss) on investments	$7,788	$3,080	$(1,180)	$(1,213)
Total investment income	11,282	12,848	12,944	13,385
Net investment income	2,889	5,979	6,261	6,881
Net income (loss)	10,676	9,059	5,081	5,668

	2013 (Unaudited)
	Quarter ended March 31, 2013	Quarter ended June 30, 2013	Quarter ended September 30, 2013	Quarter ended December 31, 2013
	(dollars in thousands)
Net realized and unrealized gain/(loss) on investments	$236	$1,750	$839	$1,339
Total investment income	5,473	7,611	9,338	11,382
Net investment income	3,040	5,047	5,914	5,334
Net income (loss)	3,276	6,797	6,753	6,673

	2012 (Unaudited)
	Quarter ended March 31, 2012	Quarter ended June 30, 2012	Quarter ended September 30, 2012	Quarter ended December 31, 2012
	(dollars in thousands)
Net realized and unrealized gain/(loss) on investments	$3,918	$(2,518)	$(4)	$(5,344)
Total investment income	6,725	5,911	5,858	5,156
Net investment income	3,748	51	3,489	1,034
Net income (loss)	7,666	(2,468)	3,485	(4,309)

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and analysis of our financial condition, results of operations and cash flows should be read in conjunction with “Selected Consolidated Financial Data” and the financial statements and the related notes thereto of us appearing elsewhere in this prospectus supplement. The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” in the accompanying prospectus and “Special Note Regarding Forward-Looking Statements” in this prospectus supplement and the accompanying prospectus for a discussion of the uncertainties, risks and assumptions associated with these statements.

Overview

We are an externally managed, non-diversified, closed-end management investment company that has elected to be treated as a business development company under the 1940 Act. In addition, for tax purposes, we have elected to be treated as a RIC under Subchapter M of Code and intend to qualify annually for such treatment. Our shares are currently listed on The NASDAQ Global Select Market under the symbol “GARS”.

On March 26, 2013, we priced our initial public offering, or IPO, selling 6,133,334 shares, including 800,000 shares pursuant to the underwriters’ exercise of the over-allotment option, at a public offering price of $15.00 per share. On March 27, 2013, our common stock began trading on The NASDAQ Global Select Market under the symbol “GARS”.

On April 2, 2013, we closed our IPO, raising approximately $92.0 million in gross proceeds. Total proceeds received net of sales load was approximately $85.6 million and net of offering expenses was approximately $84.9 million. Concurrent with the IPO, our directors, officers, employees and an affiliate of our Investment Adviser, purchased an additional 126,901 shares through a private placement transaction, or the Concurrent Private Placement, exempt from registration under the Securities Act, at a price of $15.00 per share, raising approximately $1.9 million of proceeds.

On July 24, 2013, we formed the CLO, a Cayman Islands exempted company, for the purpose of refinancing the Predecessor Credit Facility. On September 25, 2013, under Part XVI of the Cayman Islands Companies Law (2012 Revision), the CLO and the Predecessor Credit Facility merged with the CLO remaining as the surviving entity, or the Merger. On the effective date of the Merger, all of the rights, the property, and the business, undertaking, goodwill, benefits, immunities and privileges of each individual company immediately vested in the surviving company. Following completion of the CLO, nearly 80% of our consolidated assets were held by the CLO.

On September 25, 2013, we completed the CLO through a private placement of (1) $50.0 million of AAA(sf) rated Class A-1R revolving notes, which bear interest at either the CP Rate, as defined in the indenture governing the notes issued by the CLO, or LIBOR, plus 1.90%; (2) $111.2 million of AAA(sf) rated Class A-1T notes, which bear interest at three-month LIBOR plus 1.80%; (3) $24.2 million of AA(sf) rated Class A-2 notes, which bear interest at three-month LIBOR plus 3.40%; (4) $25.0 million of A(sf) rated Class B notes, which bear interest at three-month LIBOR plus 4.65%; (5) $13.7 million of Class C notes (not rated), which bear interest at three-month LIBOR plus 5.50%; and (6) $126.0 million of Subordinated Notes, which do not have a stated interest rate, the proceeds of which were utilized, along with cash on hand, to refinance the Predecessor Credit Facility. All of the notes issued by the CLO are scheduled to mature on September 25, 2023. As of December 31, 2014 we had retained 100% of the Class C Notes and Subordinated Notes.

GLC Trust 2013-2 closed on a $10.0 million revolving facility with Capital One Bank, NA on December 6, 2013. The revolving facility included an accordion feature that permits GLC Trust 2013-2 to increase the total commitment up to $15.0 million under the terms of the loan agreement. GLC Trust 2013-2 exercised this option on December 20, 2013. On July 11, 2014, we increased the GLC Trust 2013-2 revolving facility total commitment by $15.0 million, for a total commitment of $30.0 million. On July 18, 2014, we completed a $39.2 million term debt securitization collateralized by the GLC Trust 2013-2 consumer loan portfolio, the proceeds of which were used to refinance and retire the GLC Trust 2013-2 revolving facility.

Our investment objective is to generate current income and capital appreciation by making investments generally in the range of $5 million to $25 million primarily in debt securities and loans of U.S. based middle-market companies, which we define as those having EBITDA of between $5 million and $30 million. Our goal is to generate attractive risk-adjusted returns by assembling a broad portfolio of investments.

We invest primarily in (1) first lien senior secured loans, (2) second lien senior secured loans, (3) “one-stop” senior secured or “unitranche” loans, (4) subordinated or mezzanine loans, (5) unsecured consumer loans and (6) to a lesser extent, selected equity co-investments in middle-market companies.

We believe that the middle market offers attractive risk-adjusted returns for debt investors. Historically, we believe there has been a persistent scarcity of available capital relative to demand, which, from a lender’s perspective, has generally resulted in more favorable transaction structures, including enhanced covenant protection and increased pricing relative to larger companies. We further believe that the turmoil in the markets has exacerbated this scarcity of capital, as many traditional lenders to middle-market companies have exited the business or focused their attention on larger borrowers. In addition, we believe that middle-market companies traditionally have exhibited lower default rates and improved recoveries compared to larger borrowers and typically offer greater access to key senior managers, which we believe further enhances the attractiveness of lending to this market segment and facilitates due diligence investigations and regular monitoring.

Our investment activities are managed by our Investment Adviser. Our Investment Adviser is responsible for sourcing potential investments, conducting research and diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. Under the Investment Advisory Agreement, we pay the Investment Adviser a base management fee and an incentive fee for its services. The Administrator provides certain administrative services and facilities necessary for us to operate, including office facilities and equipment and clerical, bookkeeping and record-keeping services, pursuant to an administration agreement, or the Administration Agreement. The Administrator oversees our financial reporting and prepares our reports to stockholders and reports required to be filed with the SEC. The Administrator also manages the determination and publication of our net asset value and the preparation and filing of our tax returns and generally monitors the payment of our expenses and the performance of administrative and professional services rendered to us by others. The Administrator may retain third parties to assist in providing administrative services to us. To the extent that the Administrator outsources any of its functions, we pay the fees associated with such functions on a direct basis without any profit to the Administrator. The Administrator had retained SEI Investments Global Fund Services, Inc. to provide certain accounting and administrative services to it through September 30, 2013.

As of December 31, 2014, we held investments in 57 portfolio companies with a fair value of $467.8 million, including investments in 47 portfolio companies held through the CLO. The investments held by the CLO as of December 31, 2014 consisted of senior secured loans fair valued at $339.4 million and related indebtedness of $209.7 million. As of that date, the loans held by the CLO (held at fair value), together with cash and other assets held by the CLO, equaled approximately $357.8 million. As of December 31, 2014, our portfolio had an average investment size of approximately $6.8 million, a weighted average yield on debt investments of 10.5% and a weighted average contractual maturity of 46 months.

As of December 31, 2013, we held investments in 70 portfolio companies with a fair value of $429.1 million, including investments in 56 portfolio companies held through the CLO. The investments held by the CLO as of December 31, 2013 consisted of senior secured loans fair valued at $331.7 million and related indebtedness of $209.7 million. As of that date, the loans held by the CLO (held at fair value), together with cash and other assets held by the CLO, equaled approximately $369.2 million. As of December 31, 2013, our portfolio had an average investment size of approximately $5.0 million, a weighted average yield on debt investments of 9.8% and a weighted average contractual maturity of 46 months.

Revenues.  We generate revenue in the form of interest earned on the debt investments that we hold and capital gains and distributions, if any, on the warrants or other equity interests that we may acquire in portfolio companies. Our debt investments, whether in the form of senior secured, unitranche or mezzanine loans, typically have a term of one to seven years and bear interest at a fixed or floating rate. Interest is generally payable quarterly or semiannually, with the amortization of principal generally being deferred for several years from the date of the initial investment. In some cases, loans may have a PIK feature. The principal amount of the debt securities and any accrued but unpaid interest will generally become due at the maturity date. In addition, we may generate revenue in the form of commitment, origination, structuring or diligence fees, fees for providing managerial assistance and possibly consulting fees. Loan origination fees, original issue discount and market discount are recorded as a reduction of par value, and we then accrete such amounts into interest income. Upon the prepayment of a loan or debt security, any unamortized loan origination fees are recorded as interest income. We record prepayment premiums on loans and debt securities as interest income when we receive such amounts.

Expenses.  Our primary operating expenses include the payment of (1) the base management fee and incentive fee to the Investment Adviser under the Investment Advisory Agreement; (2) the allocable portion of overhead to the Administrator under the Administration Agreement; (3) the interest expense on our outstanding debt, if any; and (4) our other operating costs, as detailed below. We bear all other costs and expenses of our operations and transactions, including:

•	our organization;
•	calculating our net asset value and net asset value per share (including the cost and expenses of any independent valuation firms);
•	fees and expenses, including travel expenses, incurred by the Investment Adviser or payable to third parties in performing due diligence on prospective portfolio companies, monitoring our investments and, if necessary, enforcing our rights;
•	offerings of our common stock and other securities;
•	distributions on our shares;
•	transfer agent and custody fees and expenses;
•	amounts payable to third parties relating to, or associated with, evaluating, making and disposing of investments;
•	brokerage fees and commissions;
•	registration fees;
•	listing fees;
•	taxes;
•	independent director fees and expenses;
•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable U.S. federal and state securities laws;
•	the costs of any reports, proxy statements or other notices to our stockholders, including printing costs;
•	costs of holding stockholder meetings;
•	our fidelity bond;
•	directors and officers/errors and omissions liability insurance and any other insurance premiums;
•	litigation, indemnification and other non-recurring or extraordinary expenses;
•	direct costs and expenses of administration and operation, including audit and legal costs;
•	fees and expenses associated with marketing efforts;

•	dues, fees and charges of any trade association of which we are a member; and
•	all other expenses reasonably incurred by us or the Administrator in connection with administering our business, including rent and our allocable portion of the costs and expenses of our chief compliance officer, chief financial officer and their respective staffs.

During periods of asset growth, we expect our general and administrative expenses to be relatively stable or decline as a percentage of total assets and increase during periods of asset declines.

Recent Developments

On March 3, 2015 our board of directors approved a distribution in the amount of $5.9 million, or $0.35 a share, which will be paid on March 27, 2015 to stockholders of record as of March 12, 2015.

On March 13, 2015, Garrison SBIC received final committee approval for a license from the SBA to operate as an SBIC. We expect that the SBIC license will be issued following final action by the SBA Administrator.

Steven Stuart, co-founder of Garrison Investment Group, anticipates ceasing to participate in the day-to-day operations of Garrison Investment Group. As previously disclosed, Steven Stuart left our investment committee in August 2014. Prior to that time, Mr. Stuart had not been involved with our operations on a day-to-day basis. As part of Mr. Stuart’s departure, his overall economic interests in Garrison Investment Group and its affiliates, including our Investment Adviser, will gradually shift over time to Joseph Tansey and other Garrison Investment Group partners. Mr. Tansey and the other Garrison Investment Group partners will continue to manage the day-to-day aspects of our Investment Adviser. Section 2(a)(4) of the 1940 Act provides that the transfer of a controlling interest of an investment adviser, such as will be caused by the transfer of Mr. Stuart’s interest in Garrison Investment Group, constitutes an “assignment,” and Section 15(a) of the 1940 Act provides that any investment advisory contract must terminate on its “assignment.” In anticipation of the potential change in control of our Investment Adviser, our board of directors, including all of the independent directors, reviewed and unanimously approved the New Investment Advisory Agreement, which has the same terms as the Investment Advisory Agreement, and recommended that the New Investment Advisory Agreement be submitted to our stockholders for approval at the 2015 Annual Meeting.

Market Trends

Leveraged loan volume continued to ease during the fourth quarter of 2014 resulting in a decrease in overall loan volume for 2014 when compared to 2013. Middle-market loan volumes were also down for the fourth quarter resulting in a decrease in overall loan volume for 2014 when compared to 2013. Volume continued to be primarily driven by merger and acquisition activity in the broader middle-market.

We believe there continues to be a scarcity of capital in the lower middle-market as many traditional lenders to these companies have exited the business due to regulatory restrictions, and many competitors have moved up-market to focus their attention on larger borrowers. Sponsor and club business continues to represent the majority of direct lending opportunities in the lower middle-market, although we have seen banks, other non-bank finance companies and funds participate in select one-off financings as a result of the increase in available capital. As a result we have seen a slight narrowing of middle-market spreads since 2013 as these companies enter the lower middle-market in search of enhanced yields. We experienced a slight increase in leverage on deals closed in the fourth quarter over historical averages. The mix of deals, however, included larger companies with higher valuation multiples and overall loan-to-values remain within normal levels. Portfolio leverage multiples overall are in line with historical averages. We also note that the weighted average risk rating of the portfolio has increased since 2013 which we attribute to the migration of our portfolio into our core investment strategy and is not indicative of any overall negative credit trends in the portfolio.

We believe that our expertise in providing non-traditional financing solutions to the lower middle-market allows us to tailor loan structures that meet borrower objectives while commanding premium pricing and maximizing the preservation of capital although increased competition could result in further spread compression.

Portfolio Activity

For the three months ended December 31, 2014, we originated three new investments, two club deals and two purchased deals and add-on investments, for a total increase to par in our portfolio of $77.4 million with a weighted average yield of 10.0%. For the three months ended December 31, 2014, repayments in our portfolio consisted of the early full repayment of five investments and the sale of two investments, for a total of $56.4 million of par with a weighted average yield of 8.6%.

Consolidated Results of Operations

The consolidated results of operations set forth below also includes historical financial information prior to our election, as of October 9, 2012, to be treated as a business development company. As a business development company and a RIC, we are subject to certain constraints on our operations, including limitations imposed by the 1940 Act and the Code. In addition, our portfolio of investments consists primarily of syndicated secured loans, and, over time, we expect that such loans will represent a smaller percentage of our investment portfolio as we grow our business, these investments are repaid and we invest in a different mix of assets.

Consolidated operating results for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 are as follows:

(in thousands)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012(1)	2014 vs. 2013 Variance	2013 vs. 2012 Variance
Net investment income	$22,009	$19,335	$8,322	$2,674	$11,013
Total investment income	50,459	33,805	23,649	16,654	10,156
Expenses	28,449	14,470	15,327	13,979	(857)
Net realized gain/(loss) on investments	10,702	(11,770)	3,374	22,472	(15,144)
Net change in unrealized appreciation/(depreciation) on investments	(2,227)	15,934	(7,322)	(18,161)	23,256

(1)	Operating results for pre-IPO periods.

Net Investment Income

Net investment income for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 was $22.0 million, $19.3 million and $8.3 million, respectively. Net investment income increased by $2.7 million for the year ended December 31, 2014 from the year ended December 31, 2013 and increased $11.0 million for the year ended December 31, 2013 from the year ended December 31, 2012, as described below under “Total Investment Income” and “Expenses.”

Total Investment Income

Total investment income for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 was $50.5 million, $33.8 million and $23.6 million, respectively.

Total investment income increased by $16.7 million for the year ended December 31, 2014 from the year ended December 31, 2013 due to an increase in interest income in the amount of $14.7 million, an increase in net accretion from the amortization of discounts in the amount of $0.3 million and an increase in other income in the amount of $1.7 million.

The increase in interest income was largely driven by the increase in the average portfolio investment balance for 2014 when compared to 2013, as well as an increase in the weighted average yield of our debt investments to 10.5% in 2014 from 9.6% in 2013. The increase in other income was primarily driven by loan amendment fees as well as the recognition of fees earned on the full early repayment of 11 portfolio investments in 2014.

Total investment income increased by $10.2 million for the year ended December 31, 2013 from the year ended December 31, 2012 due to an increase in interest income in the amount of $9.5 million, a decrease in net accretion from the amortization of discounts in the amount of $(0.1) million and an increase in other income in the amount of $0.8 million.

The increase in interest income was largely driven by the increase in the average portfolio investment balance for 2013 when compared to 2012, as well as an increase in the weighted average yield of our debt investments to 9.8% in 2013 from 9.6% in 2012. The increase in other income was primarily driven by the recognition of fees earned on the full early repayment of ten portfolio investments in 2013.

Expenses

Total expenses for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 were $28.4 million, $14.5 million and $15.3 million, respectively.

There were no fee waivers for the year ended December 31, 2014. Total expenses for the year ended December 31, 2014 includes a $0.2 million loss on the refinancing and retirement of the GLC Trust 2013-2 revolving facility.

Total expenses for the year ended December 31, 2013 included total fee and expense waivers of $4.2 million. Fee waivers for the year ended December 31, 2013 were comprised of $3.8 million and $0.3 million of management fees and incentive fees, respectively, waived by the Investment Adviser, and $0.1 million of administration fees and directors’ fees waived by the Administrator and the board of directors, respectively. Total expenses for the year ended December 31, 2013 also included $0.4 million of loss on the refinancing of senior secured notes, which consisted of debt issuance costs that were written off in connection with the execution of the CLO and the refinancing of the Predecessor Credit Facility.

Total expenses for the year ended December 31, 2012 included a $3.4 million loss on the refinancing of senior secured notes. In connection with the execution of the Predecessor Credit Facility and the refinancing of Garrison Funding 2010-1 LLC, or GF 2010-1, the senior secured notes, or GF 2010-1 Notes, that comprised the collateralized loan obligation facility for which GF 2010-1 was the borrower were redeemed in accordance with the indenture governing such notes, which resulted in a loss due to the write off of deferred debt issuance costs in the amount of $2.4 million and the recognition of $1.0 million of unamortized original issue discount.

Total expenses for the year ended December 31, 2012 also reflect a loss on the write off of deferred offering costs for the year ended December 31. 2012 in the amount $1.7 million related to legal, accounting, regulatory and printing work completed through October 10, 2012. Total expenses for the year ended December 31, 2012 also included total fee and expense waivers of $0.4 million, comprised of $0.3 of management fees waived by the Investment Adviser and $0.1 of administration fees and directors’ fees waived by the Administrator and the board of directors, respectively.

The following tables summarize our expenses, net of fee waivers and excluding the loss on refinancing of senior secured notes, the loss on the write off of deferred offering costs and the loss on refinancing of the GLC Trust 2013-2 revolving facility discussed above for the years ended December 31, 2014, December 31, 2013 and December 31, 2012.

(in thousands)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	2014 vs. 2013 Variance	2013 vs. 2012 Variance
Interest	$7,157	$6,575	$6,155	$582	$420
Management fees	8,065	2,510	2,277	5,555	233
Incentive fees	8,409	1,099	—	7,310	1,099
Professional fees	1,160	1,448	983	(288)	465
Directors’ fees	379	334	262	45	72
Administrator expenses	712	686	200	26	486
Other expenses	2,324	1,391	421	933	970
	$28,206	$14,043	$10,298	$14,163	$3,745

Interest expense increased $0.6 million for the year ended December 31, 2014 from the year ended December 31, 2013 primarily due to an increase in average debt outstanding. Interest expense increased $0.4 million for the year ended December 31, 2013 from the year ended December 31, 2012 primarily due to an increase in average debt outstanding. As of December 31, 2014, 2013 and 2012, we had $241.3 million, $220.1 million and $125.0 million of debt outstanding, respectively.

Management fees increased $5.6 million for the year ended December 31, 2014 from the year ended December 31, 2013 primarily due to the increase in total assets, as well as the change in the calculation of the management fees at the time of our IPO. Prior to the BDC Conversion, management fees were calculated as 1.50% of gross assets, excluding cash and cash equivalents but including assets purchased with borrowed funds (as defined in the financial statements). Post-BDC Conversion, management fees are calculated as 1.75% of gross assets, excluding cash and cash equivalents but including assets purchased with borrowed funds (as defined in the financial statements). For the three months ended March 31, 2013, the Investment Adviser irrevocably waived base management fees due under the Investment Advisory Agreement in excess of an annual rate of 1.50% of the average of the value of our net assets, including cash and cash equivalents (as defined in the financial statements), calculated at the end of the two most recently completed calendar quarters. For the three months ended June 30, 2013 and September 30, 2013, the Investment Adviser waived all management fees. The waived fees are not subject to recoupment by the Investment Adviser.

Management fees increased $0.2 million for the year ended December 31, 2013 from the year ended December 31, 2012 primarily due to the increase in the average net assets, a decrease in the average cash held during the year, as well as the change in the calculation of the management fees. Prior to the BDC Conversion date, management fees were calculated as 1.50% of gross assets, excluding cash and cash equivalents but including assets purchased with borrowed funds (as defined in the financial statements). Post-BDC Conversion date, management fees are calculated as 1.75% of gross assets, excluding cash and cash equivalents but including assets purchased with borrowed funds (as defined in the financial statements). For the three months ended March 30, 2013, the Investment Adviser waived base management fees due under the Investment Advisory Agreement in excess of an annual rate of 1.50% of the average of the value of our net assets, including cash and cash equivalents (as defined in the financial statements), calculated at the end of the two most recently completed calendar quarters. For the period from April 1, 2013 to September 30, 2013 the Investment Adviser waived all management fees. The waived fees are not subject to recoupment by the Investment Adviser.

Incentive fees increased $7.3 million in the year ended December 31, 2014 from the year ended December 31, 2013. Incentive fee expense increased in the year ended December 31, 2014 primarily due to the increase in net investment income and realized gains, as well as the expiration of the full incentive fee waivers previously granted by the Investment Adviser. The waived fees are not subject to recoupment by the Investment Adviser.

Incentive fees increased $1.1 million in the year ended December 31, 2013 from the year ended December 31, 2012, net of fees waivers by the Investment Adviser of $0.3 million for the year ended December 31, 2013. Incentive fee expense increased in the year ended December 31, 2013 primarily due to the expiration of the full incentive fee waivers. For the three months ended December 31, 2013, our Investment Adviser agreed to waive that portion of its income-based incentive fee, if any, necessary for the Company’s net investment income per share plus net realized gain (loss) per share (excluding any portion of realized gains (losses) that are associated with the reversal of any portion of unrealized appreciation (depreciation) attributable to periods prior to April 1, 2013) for the three months ended December 31, 2013 to equal $0.35 per share, net of fee waivers.

Professional fees for the year ended December 31, 2014 decreased by $(0.3) million from the year ended December 31, 2013 as a result of a decrease in audit fees and legal fees.

Professional fees for the year ended December 31, 2013 increased by $0.5 million from the year ended December 31, 2012 as a result of an increase in legal fees related to increased regulatory compliance requirements, as well as an increase in audit fees.

Administrator expenses for the year ended December 31, 2013 increased by $0.5 million from the year ended December 31, 2012 due to the services provided by the Administrator under the Administration Agreement.

Other expenses for the year ended December 31, 2014 increased by $0.9 million from the year ended December 31, 2013 primarily as a result of premiums related to insurance policies entered into as a result of the completion of our IPO, an increase in ratings fees, deal related expenses, software expense and servicing and other fees incurred by GLC Trust 2013-2, as well as other expenses incurred in connection with the formation of Garrison SBIC. Accrued excise tax for the year ended December 31, 2014 totaled $0.1 million.

Other expenses for the year ended December 31, 2013 increased by $1.0 million from the year ended December 31, 2012 primarily as a result of premiums related to insurance policies entered into as a result of the Company executing its IPO, as well as ratings fees, servicing and management fees incurred by GLC Trust 2013-2 and Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, Section 404 compliance-related consulting fees associated with compliance under Section 404 of the Sarbanes-Oxley Act.

Net Realized Gain (Loss) and Unrealized Gain (Loss) on Investments

For the year ended December 31, 2014, we realized net gains on investments of $10.7 million. Net realized gains for the year ended December 31, 2014 were driven primarily by $8.4 million of realized gains incurred from the sale of the parent company of one portfolio company, Anchor Drilling Fluids USA, Inc., resulting in the early full repayment of the debt and sale of the equity, with the remaining net realized gain of $2.3 million resulting from the sale of 15 portfolio investments, early full repayment of 33 portfolio investments and other partial repayments.

For the year ended December 31, 2013, we realized net losses on investments of $(11.8) million. Net realized losses for the year ended December 31, 2013 were driven primarily by $(5.7) million of realized losses incurred as a result of the distribution-in-kind of the assets of Next Generation Vending, LLC and $(7.9) million of realized losses incurred as a result of the early full repayment of two portfolio investments and the sale of two portfolio investments. Realized net losses were offset by net realized gains of $1.8 million resulted from the early full repayment of 28 portfolio investments, the sale of 23 portfolio investments, one refinance and other partial repayments.

For the year ended December 31, 2012, we realized net gains on investments of $3.4 million. Net realized gains for 2012 primarily resulted from the early full repayment of 39 portfolio investments and the sale of eight portfolio investments.

For the year ended December 31, 2014, the net change in unrealized depreciation on investments was $(2.2) million. The net change in unrealized depreciation for year ended December 31, 2014 was driven primarily by the reversal of prior period unrealized appreciation in the amount of $(1.8) million as a result of the sale of the parent company of Anchor Drilling Fluids USA, Inc. and the negative credit related adjustment of three portfolio investments in the amount of $(5.3) million, offset by the increase in value of two portfolio investments in the amount of $6.1 million. The remaining net change in unrealized depreciation on investments was due to the reversal of prior period unrealized depreciation of $0.3 million and the decrease in the market value of the remaining portfolio in the amount of $(1.5) million.

For the year ended December 31, 2013, the net change in unrealized appreciation on investments was $15.9 million. The net change in unrealized appreciation for the year ended December 31, 2013 was driven primarily by the $5.7 million reversal of unrealized depreciation as a result of the distribution-in-kind of the investment in Next Generation Vending, LLC, the increase in the value of one portfolio company in the amount of $1.7 million and the reversal of prior period unrealized depreciation in the amount of $7.4 million as a result of the full early repayment of two and the sale of two portfolio investments. The remaining net change in unrealized appreciation on investments is due to the increase in the market value of the remaining portfolio in the amount of $3.0 million and the reversal of prior period unrealized appreciation of $(0.5) million, offset by negative credit related adjustment of one portfolio company in the amount of $(1.4) million.

For the year ended December 31, 2012, the net change in unrealized depreciation on investments was $(7.3) million. The net change in unrealized depreciation for 2012 was primarily driven by negative credit related adjustments of four portfolio investments in the amount of $(9.7) million, offset by $1.9 million due to the reversal of prior period unrealized depreciation due to the early repayments and sales of portfolio investments, and $0.5 million as a result of the increase in the fair value of the remaining portfolio of investments primarily due to a rise in market prices for loan assets as a result of the general improvement in the credit markets.

Net Increase in Net Assets from Operations

We had a net asset value per common share outstanding on December 31, 2014 of $15.58. We had a net asset value per common share outstanding on December 31, 2013 of $15.16. We had a net asset value per common share outstanding on December 31, 2012 of $16.54.

Based on 16,758,779 basic weighted average shares outstanding, the net increase in net assets from operations per share for the year ended December 31, 2014 was $1.82.

Based on 15,203,166 basic weighted average shares outstanding, the net increase in net assets from operations per share for the year ended December 31, 2013 was $1.55.

Based on 10,498,544 units outstanding, the net increase in members’ capital from operations per unit for the year ended December 31, 2012 was $0.42.

Liquidity and Capital Resources

As a business development company, we distribute substantially all of our net income to our stockholders and will have an ongoing need to raise additional capital for investment purposes. We generate cash primarily from offerings of our securities, the CLO, as described below, Garrison SBIC, other borrowings we may incur and cash flows from operations, including interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less.

In addition to proceeds from public and private offerings of securities, our CLO and our GLC Trust 2013-2 Notes, as of December 31, 2014 we have identified approximately six portfolio companies with a total par value of $23.1 million and a fair value of $22.1 million which we have defined as transitory and consist of investments below the low end of our portfolio yield target of 9.0%. We view these investments as an additional source of liquidity to meet our investment objectives.

Our primary use of funds from operations includes investments in portfolio companies, cash distributions to holders of our common stock, payments of interest on our debt, and payments of fees and other operating expenses we incur. We believe that our existing cash and cash equivalents, available borrowings and our transitory portfolio as of December 31, 2014 will be sufficient to fund our anticipated funding requirements through at least December 31, 2015.

On May 21, 2012, through a wholly-owned subsidiary, we entered into a $150.0 million credit facility, which was amended on June 18, 2012, August 6, 2012 and June 5, 2013, with the lenders party thereto, Natixis, New York Branch, as administrative agent, and Deutsche Bank Trust Company Americas, as collateral agent and custodian. On June 5, 2013, we entered into an agreement to increase the size of its credit facility from $150.0 million to $175.0 million, consisting of $125.0 million of Class A-T loans and $50.0 million of Class A-R loans.

On September 25, 2013, we completed the CLO. All of the notes issued as part of the CLO are scheduled to mature on September 25, 2023. As of December 31, 2013 we had retained 100% of the Class C Notes and Subordinated Notes. As of December 31, 2013 and December 31, 2012, we had approximately $0.0 and $25.0 million, respectively, available for additional borrowings under the CLO and the Predecessor Credit Facility, respectively.

On December 6, 2013, GLC Trust 2013-2 closed on a $10.0 million revolving facility, or the GLC Trust 2013-2 Revolver, with Capital One Bank, NA. The revolving facility includes an accordion feature that permits GLC Trust 2013-2 to increase the total commitment up to $15.0 million under the terms of the loan agreement. GLC Trust 2013-2 exercised this option on December 20, 2013. On July 11, 2014, we increased the GLC Trust 2013-2 revolving facility total commitment by $15.0 million, for a total commitment of $30.0 million. On July 18, 2014, we completed a $39.2 million term debt securitization collateralized by the GLC Trust 2013-2 consumer loan portfolio, the proceeds of which were used to refinance and retire the GLC Trust 2013-2 revolving facility.

On February 25, 2013, the Company declared a distribution-in-kind in the amount of $9,991,329 or $0.95 a share. Investments distributed were Next Generation Vending, LLC, Priority Revolving Loan in the amount of $2.0 million, Next Generation Vending, LLC, Revolver in the amount of $0.75 million, Next Generation Vending, LLC, Term Loan in the amount of $6.8 million, and $0.4 million of accrued interest.

On April 2, 2013, we closed our IPO, which included the sale of 6,133,334 shares of common stock, including 800,000 shares issued pursuant to the underwriters’ exercise of the over-allotment option, at a public offering price of $15.00 per share, raising approximately $92.0 million in gross proceeds. The total proceeds that we received net of sales load were approximately $85.6 million and were approximately $84.9 million, net of offering expenses of approximately $0.6 million. Concurrent with the IPO, the Company’s directors, officers, employees and an affiliate of the Investment Adviser purchased an additional 126,901 shares through the Concurrent Private Placement at $15.00 per share, raising $1.9 million.

The following table reflects the cash distributions, including dividends and returns of capital per share that we have declared on our common stock for the fiscal year ended December 31, 2014.

Record Dates	Board Approval Date	Payment Date	Distribution Declared	Distribution Declared per Share
Fiscal year ended December 31, 2014(1)
March 21, 2014	March 11, 2014	March 28, 2014	$5,865,573	$0.35
June 13, 2014	May 6, 2014	June 27, 2014	5,865,573	0.35
September 12, 2014	August 4, 2014	September 26, 2014	5,865,573	0.35
December 12, 2014	October 31, 2014	December 29, 2014	5,865,571	0.35
Total			$23,462,290	$1.40

(1)	Does not include any return of capital for tax purposes.

The following table reflects the cash distributions, including dividends and returns of capital per share that we have declared on our common stock for the fiscal year ended December 31, 2013.

Record Dates	Board Approval Date	Payment Date	Distribution Declared	Distribution Declared per Share
Fiscal year ended December 31, 2013
February 25, 2013(1)	February 25, 2013	March 13, 2013	$2,400,000	$0.23
June 13, 2013(2)	May 9, 2013	June 27, 2013	5,865,573	0.35
September 12, 2013(2)	August 6, 2013	September 26, 2013	5,865,573	0.35
December 13, 2013(2)	November 5, 2013	December 27, 2013	5,865,587	0.35
Total			$19,996,733	$1.28

(1)	Does not include any return of capital for tax purposes.
(2)	Includes a return of capital for tax purposes of approximately $0.08 for the year ended December 31, 2013.

As of December 31, 2014, December 31, 2013 and December 31, 2012 we had cash of $13.7 million, $13.7 million and $21.7 million, respectively. Also, as of December 31, 2014, December 31, 2013 and December 31, 2012, we had restricted cash of $14.3 million, $28.0 million and $69.9 million, respectively.

During the year ended December 31, 2014, cash remained unchanged as a result of net cash provided by operating activities of $3.3 million offset by cash used in financing activities in the amount of $3.3 million.

During the year ended December 31, 2014, cash provided by operating activities resulted mainly from net investment income in the amount of $22.0 million, realized gains in the amount of $10.7 million, repayments and sales of investments in the amount of $293.8 million and $105.6 million, respectively, as well as a decrease in due from counterparties in the amount of $5.1 million, offset by purchases of investments in the amount of $427.1 million and a decrease in due to counterparties in the amount of $7.7 million. Net cash used in financing activities resulted from cash distributions in the amount of $23.5 million, repayment of the GLC Trust 2013-2 Revolver in the amount of $9.7 million and debt issuance costs of $0.5 million, offset by proceeds from the GLC Trust 2013-2 Notes in the amount of $30.4 million.

During the year ended December 31, 2013, cash decreased by $8.0 million as a result of net cash used in operating activities of $165.8 million offset by cash provided by financing activities in the amount of $157.8 million.

During the year ended December 31, 2013, cash used in operating activities resulted from originations, purchases of investments and draws on previously unfunded revolvers in the amount of $435.7 million, a decrease in due to counterparties of $7.9 million and an increase in due from counterparties of $6.7 million offset by repayments and sales of investments in the amount of $161.5 million and $61.7 million, respectively, a decrease in restricted cash accounts in the amount of $42.0 million and net investment income in the amount of $19.3 million. Net cash provided by financing activities resulted from proceeds received from net capital contributions from the sale of common shares of $86.9 million and borrowings in the amount of $50.0 million on the Class A-1R Notes and $34.7 million on the Class A-1T Notes under the CLO, as well as borrowing in the amount of $9.7 million under the GLC Trust 2013-2 Revolver offset by distributions in the amount of $20.0 million and debt issuance costs of $3.5 million.

During the year ended December 31, 2012, cash decreased by $26.2 million as a result of net cash provided by operating activities of $99.4 million offset by cash used in financing activities in the amount of $73.2 million.

During the year ended December 31, 2012, cash provided by operating activities resulted from repayments and sales of investments in the amount of $191.3 million and $35.5 million, respectively, and an increase in due to counterparties in the amount of $15.7 million offset by purchases of investments in the amount of $437.0 million, an increase in restricted cash accounts in the amount of $53.0 million and net investment income in the amount of $8.3 million. Net cash used in financing activities resulted from repayments of GF 2010-1 Notes in the amount of $219.5 million, debt issuance costs of $3.2 million and distributions of $1.8 million, offset by borrowings on the Predecessor Credit Facility in the amount of $125.0 million.

As of December 31, 2014, December 31, 2013 and December 31, 2012, we had $18.2 million, $9.2 million and $2.0 million respectively, of unfunded obligations with a fair value of $(0.3) million, $(0.1) million and $(0.2) million respectively. These amounts may or may not be funded to the borrowing party now or in the future. The unfunded commitments relate to loans with various maturity dates, but the entire amount was eligible for funding to the borrowers as of December 31, 2014, December 31, 2013 and December 31, 2012, respectively, subject to the terms of each loan’s respective credit agreement.

Subject to leverage and borrowing base restrictions, as of December 31, 2014 we had approximately $0.0 available for additional borrowings under the CLO. As of December 31, 2013 we had approximately $0.0 and $5.3 million available for additional borrowings under the CLO and GLC Trust 2013-2 revolving facility, respectively.

Portfolio Composition and Select Portfolio Information

As of December 31, 2014, we held investments in 57 portfolio companies with a fair value of $467.8 million. As of December 31, 2014, our portfolio had an average investment size of approximately $6.8 million, a weighted average yield on debt investments of 10.5% and a weighted average contractual maturity of 46 months.

As of December 31, 2013, we held investments in 70 portfolio companies with a fair value of $429.1 million. As of December 31, 2013, our portfolio had an average investment size of approximately $5.0 million, a weighted average yield on debt investments of 9.8% and a weighted average contractual maturity of 46 months.

The following table shows select information of our portfolio for the years ended December 31, 2014 and December 31, 2013.

Portfolio characteristics (dollars in millions)	December 31, 2014	December 31, 2013
Total Market Value	$467.8	$429.1
Number of portfolio companies	57	70
Average investment size(1)	$6.8	$5.0
Weighted average yield(2)	10.5%	9.8%
Weighted average price(1)	97.1	99.2
First lien	85.3%	88.1%
Second lien	2.9%	4.3%
Mezzanine	1.6%	1.7%
Subordinated	0.9%	—%
Consumer loans	7.8%	3.9%
Equity	1.5%	2.0%
Core	95.3%	68.0%
Transitory	4.7%	32.0%
Originated(3)	48.1%	32.3%
Club(4)	27.4%	15.8%
Purchased	24.5%	51.9%
Fixed(1)	9.2%	5.0%
Floating(1)	90.8%	95.0%
Performing(1)	99.1%	100.0%
Non-performing(1)	0.9%	—%
Weighted average debt/EBITDA(1)(2)(5)	3.6x	3.6x
Weighted average risk rating(1)	2.52	2.17

(1)	Excludes consumer loans and equity investments.
(2)	Excludes investments with a risk rating of 4, unfunded revolvers and equity investments.
(3)	Originated positions include investments where we have sourced and led the execution of the deal.
(4)	Club positions include investments where we provide direct lending to a borrower with one or two other lenders but did not lead the deal.
(5)	Excludes non-operating portfolio companies, which we define as those loans collateralized by proved developed producing, (“PDP”) value or other hard assets. PDPs are proven revenues that can be produced with existing wells.

Inflation

Inflation has not had a significant effect on our results of operations in any of the reporting periods presented in our financial statements. However, from time to time, inflation may impact the operating results of our portfolio companies.

Off-Balance Sheet Arrangements

We may become a party to financial instruments with off-balance sheet risk in the normal course of our business to meet the financial needs of our portfolio companies. These instruments may include commitments to extend credit and involve, to varying degrees, elements of liquidity and credit risk in excess of the amount recognized in the balance sheet. As of December 31, 2014 and December 31, 2013, we had $18.2 million and $9.7 million of outstanding commitments to fund such investments, respectively.

Contractual Obligations

A summary of our significant contractual payment obligations as of December 31, 2014 is as follows:

	Payments Due by Period (dollars in millions)
	Less Than 1 Year	1 – 3 Years	3 – 5 Years	More Than 5 Years	Total
CLO	$—	$—	$—	$210.4	$210.4
GLC Trust 2013-2 Class A Note	—	—	—	30.9	30.9
Unfunded commitments(1)	18.2	—	—	—	18.2
Commitments to purchase loans	—	—	—	—	—
Total contractual obligations	$18.2	$—	$—	$241.3	$259.5

(1)	Unfunded commitments represent all amounts unfunded as of December 31, 2014. These amounts may or may not be funded to the borrowing party in the future. The unfunded commitments are related to senior secured revolving loans. We reflect this amount in the less than one-year category because the entire amount was eligible for funding as of December 31, 2014.

We have certain contracts under which we have material future commitments. Under the Investment Advisory Agreement, the Investment Adviser provides us with investment advisory and management services. We have agreed to pay for these services (1) a base management fee equal to a percentage of the average adjusted value of our gross assets and (2) an incentive fee based on our performance.

We entered into the Administration Agreement on October 9, 2012 with the Administrator. Under the Administration Agreement, the Administrator furnishes us with office facilities and equipment, provides us clerical, bookkeeping and record keeping services and provides us with other administrative services necessary to conduct our day-to-day operations.

If any of the contractual obligations discussed above are terminated, our costs under any new agreements that we enter into may increase. In addition, we would likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under our Investment Advisory Agreement and our Administration Agreement. Any new investment advisory agreement would also be subject to approval by our stockholders.

Both the Investment Advisory Agreement and the Administration Agreement may be terminated by either party without penalty upon no fewer than 60 days’ written notice to the other.

Related Party Transactions

We have entered into a number of business relationships with affiliated or related parties, including the following:

•	We entered into the Investment Advisory Agreement with Garrison Capital Advisers, under which our Investment Adviser is responsible for sourcing potential investments, conducting research and diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis.
•	Garrison Capital Administrator provides us with the office facilities and administrative services necessary to conduct day-to-day operations pursuant to our Administration Agreement.
•	We have entered into the License Agreement with Garrison Investment Group LP pursuant to which Garrison Investment Group LP has agreed to grant us a non-exclusive, royalty-free license to use the name “Garrison.”
•	Under the Staffing Agreement, Garrison Investment Group provides Garrison Capital Advisers with the resources necessary to fulfill these obligations. The Staffing Agreement provides that Garrison Investment Group will make available to Garrison Capital Advisers experienced investment professionals and access to the senior investment personnel of Garrison Investment Group for purposes of evaluating, negotiating, structuring, closing and monitoring our investments. The Staffing

Agreement also includes a commitment that the members of Garrison Capital Advisers’ investment committee serve in such capacity. The Staffing Agreement remains in effect until terminated and may be terminated by either party without penalty upon 60 days’ written notice to the other party. Services under the Staffing Agreement are provided to Garrison Capital Advisers on a direct cost reimbursement basis, and such fees are not our obligation.
•	From the date of Conversion through the IPO Pricing Date, the Investment Adviser waived that portion of the management fee due under the Investment Advisory Agreement in excess of a base management fee equal to an annual rate of 1.50% of the average of the value of our net assets (including cash and cash equivalents) calculated at the end of the two most recently completed calendar quarters, payable in arrears. The Investment Adviser agreed to waive its base management fee commencing from the IPO Pricing Date through September 30, 2013. The waived fees are not subject to recoupment by the Investment Adviser.
•	For the three months ended December 31, 2013, our Investment Adviser agreed to waive that portion of its income-based incentive fee, if any, necessary for the Company’s net investment income per share plus net realized gain (loss) per share (excluding any portion of realized gains (losses) that are associated with the reversal of any portion of unrealized appreciation/depreciation attributable to periods prior to April 1, 2013) for the three months ended December 31, 2013 to equal $0.35 per share, net of fee waivers. The waived fees are not subject to recoupment by the Investment Adviser.
•	Concurrent with the closing of the IPO, the Company’s directors, officers, employees and an affiliate of our Investment Adviser, purchased 126,901 shares through the Concurrent Private Placement, exempt from registration under the Securities Act, at a price of $15.00 per share.

We have adopted a joint code of ethics that governs the conduct of our and our Investment Adviser’s officers, directors and employees. Our officers and directors also remain subject to the duties imposed by both the 1940 Act and the DGCL.

Critical Accounting Policies

The preparation of our financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. We have identified the following as critical accounting policies.

Basis for Consolidation

Under the investment company rules and regulations pursuant to the American Institute of Certified Public Accountants Audit and Accounting Guide for Investment Companies, codified in Topic 946, Financial Services-Investment Companies, or ASC Topic 946, we are precluded from consolidating any entity other than another investment company. We generally consolidate any investment company when we own 100% of its partners’ or members’ capital or equity units. ASC Topic 946 provides for the consolidation of a controlled operating company that provides substantially all of its services to the investment company or its consolidated subsidiaries. GF 2013-2 Manager owns a 100% equity interest in the CLO, which is an investment company for accounting purposes, and also provides collateral management services solely to the CLO. As such, we have consolidated the accounts of these entities into our financial statements. Our blocker subsidiaries, Walnut Hill II LLC, Forest Park II LLC, GLC Trust 2013-2 and Garrison Capital SBIC LP are 100% owned investment companies. As such, we have consolidated the accounts of these entities into our financial statements. As a result of this consolidation, the amount outstanding under the CLO and the GLC Trust 2013-2 Notes are treated as our indebtedness.

Valuation of Portfolio Investments

We value our investments in accordance with ASC Topic 820. ASC Topic 820 defines fair value, establishes a framework for measuring fair value and expands disclosures about assets and liabilities measured at fair value. ASC Topic 820’s definition of fair value focuses on exit price in the principal, or most advantageous, market and prioritizes the use of market-based inputs over entity-specific inputs within a measurement of fair value. ASC Topic 820 classifies the inputs used to measure these fair values into the following hierarchy:

Level 1 —	quoted unadjusted prices in active markets for identical investments as of the reporting date
Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments, credit risk, etc.)
Level 3 —	significant unobservable inputs (including the Investment Adviser’s own assumptions about the assumptions market participants would use in determining the fair values of investments)

The valuation process is conducted at the end of each fiscal quarter, with a portion of our valuations of portfolio companies without market quotations subject to review by the independent valuation firms each quarter.

Our portfolio consists of primarily debt investments and unsecured consumer loans. The fair value of our investments is initially determined by investment professionals of our Investment Adviser and ultimately determined by our board of directors on a quarterly basis.

In valuing our debt investments, the Investment Adviser generally uses various approaches, including, proprietary models that consider the analyses of independent valuation agents as well as credit risk, liquidity, market credit spreads, other applicable factors for similar transactions, bid quotations obtained from other financial institutions that trade in similar investments or based on bid prices provided by independent third party pricing services.

The types of factors that the board of directors may take into account when reviewing the fair value initially derived by the Investment Adviser and determining the fair value of the our debt investments generally include, as appropriate, comparison to publicly traded securities, including such factors as yield, maturity and measures of credit quality, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business and other relevant factors.

In valuing our unsecured consumer loans, the Investment Adviser generally uses a discounted cash flow methodology based upon a set of assumptions. The primary assumptions used to value the unsecured consumer loans include prepayment and default rates derived from historical performance, actual performance as compared to historical projections and discount rates.

The types of factors that the board of directors may take into account when reviewing the fair value initially derived by the Investment Adviser and determining the fair value of the our consumer loan investments generally include, as appropriate, prepayment and default rates derived from historical performance, actual performance as compared to historical projections and discount rates.

Our board of directors has retained several independent valuation firms to review the valuation of each portfolio investment that does not have a readily available market quotation at least once during each 12-month period. To the extent a security is reviewed in a particular quarter, it is reviewed and valued by only one service provider. However, our board of directors does not intend to have de minimis investments of less than 0.5% of our total assets (up to an aggregate of 10% of our total assets) independently reviewed. Our board of directors is responsible for determining the fair value of our assets in good faith using a documented valuation policy and consistently applied valuation process.

Due to the nature of our strategy, our portfolio includes relatively illiquid investments that are privately held. Inputs into the determination of fair value of our portfolio investments require significant management judgment or estimation. This means that our portfolio valuations are based on unobservable inputs and our own assumptions about how market participants would price the asset or liability in question. Valuations of privately held investments are inherently uncertain, may fluctuate over short periods of time and may be based on estimates. The determination of fair value by our board of directors may differ materially from the values that would have been used if a ready market for these investments existed. Our net asset value could be materially affected if the determinations regarding the fair value of our investments were materially higher or lower than the values that we ultimately realized upon the disposal of such investments.

The valuation process is conducted at the end of each fiscal quarter, with a portion of our valuations of portfolio companies without market quotations subject to review by the independent valuation firms each quarter. When an external event with respect to one of our portfolio companies, such as a purchase transaction, public offering or subsequent equity sale occurs, we expect to use the pricing indicated by the external event to corroborate our valuation.

With respect to investments for which market quotations are not readily available, our board of directors will undertake a multi-step valuation process each quarter, as described below:

•	Our quarterly valuation process begins with each portfolio company or investment being initially valued by investment professionals of our Investment Adviser responsible for credit monitoring.
•	Preliminary valuation conclusions are then documented and discussed with our senior management and our Investment Adviser.
•	The valuation committee of the board of directors reviews these preliminary valuations.
•	At least once annually, the valuation for each portfolio investment that does not have a readily available quotation is reviewed by an independent valuation firm, subject to the de minimis exception above.
•	The board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith.

Net assets could be materially affected if the determinations regarding the fair value of the investments were materially higher or lower than the values that are ultimately realized upon the disposal of such investments.

Investment Transactions and Related Investment Income and Expense

We record our investment transactions on a trade date basis, which is the date when we have determined that all material terms have been defined for the transactions. These transactions could possibly settle on a subsequent date depending on the transaction type. All related revenue and expenses attributable to these transactions are reflected on the consolidated statements of operations commencing on the trade date unless otherwise specified by the transaction documents. Realized gains and losses on investment transactions are recorded on the specific identification method.

We accrue interest income if we expect that ultimately we will be able to collect it. Generally, when an interest default occurs on a loan in our portfolio, or if our management otherwise believes that the issuer of the loan will not be able to service the loan and other obligations, we will place the loan on non-accrual status and will cease recognizing interest income on that loan until all principal and interest is current through payment or until a restructuring occurs, such that the interest income is deemed to be collectible. However, we remain contractually entitled to this interest. We may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection. Accrued interest is written off when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. For consumer loans, any loan which is 120 days past due is considered defaulted and 100% of the principal is charged off with no expected recovery or sale of defaulted receivables. We recognized $1,165,035 and $52,454 in charge offs for consumer loans for the years ended December 31, 2014 and December 31, 2013, respectively. As of December 31, 2014 there was one other loan placed on non-accrual and as of December 31, 2013, there were no loans placed on non-accrual.

Any original issue discounts, as well as any other purchase discounts or premiums on debt investments, are accreted or amortized and included in interest income over the maturity periods of the investments.

Interest Expense

Interest expense is recorded on an accrual basis and is adjusted for amortization of deferred debt issuance costs.

Other Expenses

Certain expenses related to, but not limited to, rating fees, due diligence, valuation expenses and independent collateral appraisals may arise when we make certain investments. These expenses are recognized in the consolidated statement of operations within ratings fees and other expenses as they are incurred.

Loan Origination, Facility, Commitment and Amendment Fees

We may receive loan origination, facility, prepayment, commitment and amendment fees in addition to interest income from the loans during the life of the investment. We may receive origination fees upon the origination of an investment. Origination fees are initially deferred and reduced from the cost basis of the investment and subsequently accreted into interest income over the remaining stated term of the loan. Facility fees, sometimes referred to as asset management fees, are accrued as a percentage periodic fee on the base amount (either the funded facility amount or the committed principal amount). Commitment fees are based upon the undrawn portion committed by us and are recorded on an accrual basis. Amendment fees are paid in connection with loan amendments and waivers and are recognized upon completion of the amendments or waivers, generally when such fees are receivable. Upon the prepayment of a loan or debt security, any unamortized loan origination fees are recorded as interest income. We record prepayment premiums on loans and debt securities as interest income when we receive such amounts. Any such fees are included in interest income on the consolidated statement of operations. For the years ended December 31, 2014, December 31, 2013 and December 31, 2012 other income in the amount of $2,822,972, $1,146,057 and $381,375 respectively, was included in interest income.

Distributions

Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a distribution is determined by our board of directors each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are distributed at least annually, although we may decide to retain such capital gains for investment.

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend or other distribution, then our stockholders who have not ‘opted out’ of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.

No action is required on the part of a registered stockholder to have their cash dividend or other distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, LLC, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends or other distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share. The plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds of the sale of any fractional share of common stock.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends and other distributions in cash by notifying their broker or other financial intermediary of their election.

Income Tax

As a business development company, we elected to be treated as a RIC under Subchapter M of the Code, and intend to qualify annually for such treatment.

We intend to comply with all RIC qualification provisions contained in the Code including certain source-of-income and asset diversification requirements as well as the annual distribution requirements to our stockholders equal to at least 90% of “investment company taxable income.” “Investment company taxable income” is generally defined as net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses. As a RIC, we do not have to pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders in a timely manner. However, we are subject to U.S. federal income taxes at regular corporate tax rates on any net ordinary income or net capital gain not distributed to our stockholders assuming at least 90% of our investment company taxable income is annually distributed.

Depending on the level of taxable income earned in a tax year, the Company may choose to retain taxable income in excess of current year dividend distributions, and would distribute such taxable income in the next tax year. The Company would then pay a 4% excise tax on such taxable income, as required. To the extent that the Company determines that its estimated current year annual taxable income, determined on a calendar basis, could exceed estimated current calendar year dividend distributions, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. For the year ended December 31, 2014, $63,250 was recorded for U.S. federal excise tax.

Quantitative and Qualitative Disclosures About Market Risk.

We are subject to financial market risks, including changes in interest rates. During the period covered by our financial statements, the majority of the loans in our portfolio had floating interest rates, and we expect that our loans in the future will also have floating interest rates. These loans are usually based on a floating LIBOR and typically have interest rate re-set provisions that adjust applicable LIBOR under such loans to current market rates on a regular basis. In addition, the CLO has a floating interest rate provision based on a cost of funds that approximates LIBOR and we expect that any other credit facilities into which we enter in the future may have floating interest rate provisions.

Assuming that the consolidated statement of financial condition as of December 31, 2014 were to remain constant and that we took no actions to alter our existing interest rate sensitivity, the following table shows the annualized impact of hypothetical base rate changes in interest rates.

Change in interest rates	Increase (decrease) in interest income	Increase (decrease) in interest expense	Net increase (decrease) in investment income
	(dollars in thousands)
Down 25 basis points	$—	$(279)	$279
Up 50 basis points	26	1,052	(1,026)
Up 100 basis points	775	2,104	(1,329)
Up 200 basis points	4,351	4,207	144
Up 300 basis points	8,202	6,311	1,891

Although management believes that this analysis is indicative of our existing sensitivity to interest rate changes, it does not adjust for changes in the credit markets, the size, credit quality or composition of the assets in our portfolio and other business developments, including indebtedness under the CLO or other borrowings, that could affect net increase in net assets resulting from operations, or net income. Accordingly, we cannot assure you that actual results would not differ materially from the statement above.

We may in the future hedge against currency and interest rate fluctuations by using standard hedging instruments such as futures, forward contracts, currency options and interest rate swaps, caps, collars and floors, and the collateral manager may engage in similar hedging activities with respect to the obligations of the CLO, to the extent permitted under the 1940 Act and applicable commodities laws. While hedging activities may insulate us against adverse changes in currency exchange and interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to the investments in our portfolio with fixed interest rates. We, our Investment Adviser and the collateral manager have not hedged any of the obligations of the CLO.

SELLING STOCKHOLDERS

The selling stockholders acquired the shares from us in connection with the BDC Conversion and subsequent distributions as part of the dividend reinvestment plan. The selling stockholders will bear all expenses, including any brokerage fees, underwriting discounts and commissions, of this offering.

Garrison Investment Group LP and its affiliates serve as investment adviser to the selling stockholders. By virtue of its investment power over securities held by the selling stockholder, Garrison Investment Group LP and its affiliates may be deemed to have beneficial ownership and Messrs. Joseph Tansey and Steven Stuart, due to their control of Garrison Investment Group LP and its affiliates, as well as their ownership interests in the selling stockholders, may each be viewed as having investment power over the shares of Garrison Capital indirectly owned by the selling stockholders although voting rights to such securities have been passed through to the members of the selling stockholders.

The following table sets forth:

•	The names of the selling stockholders;
•	The number of shares of common stock and the percentage of the total shares of common stock outstanding that the selling stockholder beneficially owned as of March 18, 2015;
•	The number of shares of common stock beneficially owned by the selling stockholders that are being offered under this prospectus supplement; and
•	The number of shares of common stock and the percentage of total shares of common stock outstanding to be beneficially owned by the selling stockholders following the offering contemplated by this prospectus supplement (assuming full exercise by the underwriters of their over-allotment option).

	Shares Beneficially Owned Prior to Offering		Number of Shares Offered	Shares Beneficially Owned After Offering (Assuming All Offered Shares are Sold)
Stockholder	Number	Percent		Number	Percent
GSOF LLC	76,904	0.5	67,386	9,518	0.1
GSOF-SP LLC	137,324	0.8	120,328	16,996	0.1
GSOF-SP II LLC	72,418	0.4	63,455	8,963	0.1
GSOF-SP DB LLC	120,059	0.7	105,200	14,859	0.1
GCOH SubCo 2014-1 LLC	555,969	3.3	487,161	68,808	0.4
GSOIF Corporate Loan Pools Ltd.	47,316	0.3	41,460	5,856	0.0
Total	1,009,990	6.0	884,990	125,000	0.8

The selling stockholders intend to sell their remaining 125,000 shares of common stock in one or more private transactions with institutional investors. There can be no assurance regarding the timing of the closing of those transactions.

UNDERWRITING

Robert W. Baird & Co., Incorporated is acting as representative of each of the underwriters named below. Subject to the terms and conditions set forth in an underwriting agreement among us, the selling stockholders, our Investment Adviser, our Administrator and the underwriters, the selling stockholders have agreed to sell to the underwriters, and each of the underwriters has agreed, severally and not jointly, to purchase from the selling stockholders, the number of shares of common stock set forth opposite its name below.

Underwriter	Number of Shares
Robert W. Baird & Co., Incorporated	607,493
Janney Montgomery Scott LLC	202,497
Total	809,990

Subject to the terms and conditions set forth in the underwriting agreement, the underwriters have agreed, severally and not jointly, to purchase all of the shares offered by the selling stockholders under the underwriting agreement if any of these shares are purchased. If an underwriter defaults, the purchase agreement provides that the purchase commitments of the nondefaulting underwriters may be increased or the underwriting agreement may be terminated.

We, our Investment Adviser, our Administrator and the selling stockholders have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

The underwriters are offering the shares, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the shares, and other conditions contained in the underwriting agreement, such as the receipt by the underwriters of officers’ certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

Commissions and Discounts

The representative has advised us and the selling stockholders that the underwriters propose initially to offer the underwritten shares to the public at the public offering price set forth on the cover page of this prospectus supplement and to dealers at that price less a concession not in excess of $0.35 per share. After the initial offering, the public offering price, concession or any other term of the offering may be changed.

The following table shows the public offering price, underwriting discount and proceeds before expenses to the selling stockholders. The information assumes either no exercise or full exercise by the underwriters of their option to purchase additional shares.

	Per Share	Without Option	With Option
Public offering price	$14.620	$11,842,054	$12,938,554
Sales load	$0.585	$473,844	$517,719
Proceeds, before expenses, to selling stockholders	$14.035	$11,368,210	$12,420,835

The expenses of the offering, not including the underwriting discount, are estimated at approximately $0.2 million and are payable by the selling stockholders. The selling stockholders will pay the filing fees and expenses (including reasonable legal fees and disbursements) incident to securing any required review by the Financial Industry Regulatory Authority, Inc. of the terms of the sale of the shares up to $25,000 (excluding filing fees).

Option to Purchase Additional Shares

The selling stockholders have granted an option to the underwriters, exercisable for 30 days from the date of this prospectus supplement to purchase up to 75,000 additional shares at the public offering price, less the underwriting discount, to cover overallotments, if any. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the underwriting agreement, to purchase a number of additional shares proportionate to that underwriter’s initial amount reflected in the above table.

No Sales of Similar Securities

We, the selling stockholders, our Investment Adviser, our Administrator, our executive officers and directors and certain of our other existing security holders have agreed not to sell or transfer any common stock or securities convertible into, exchangeable for, exercisable for, or repayable with common stock, for 45 days after the date of this prospectus supplement without first obtaining the written consent of Robert W. Baird & Co., Incorporated. Currently there are no securities convertible into, exchangeable for, exercisable for, or repayable with common stock outstanding and no such securities are anticipated to be issued by us during the 45-day period after the date of this prospectus supplement. Specifically, we and these other persons have agreed, with certain limited exceptions, not to directly or indirectly;

•	offer, lend, pledge, sell or contract to sell any common stock,
•	sell any option or contract to purchase any common stock,
•	purchase any option or contract to sell any common stock,
•	grant any option, right or warrant for the sale of any common stock,
•	otherwise dispose of or transfer any common stock,
•	exercise any right with respect to the registration of any common stock,
•	request or demand that we file, or file or cause to be filed, any registration statement related to the common stock, or
•	enter into any swap or other agreement that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of any common stock, whether any such swap or transaction is to be settled by delivery of shares or other securities, in cash or otherwise.

This lock-up provision applies to common stock and to securities convertible into or exchangeable or exercisable for or repayable with common stock. It also applies to common stock owned now or acquired later by the person executing the agreement or for which the person executing the agreement later acquires the power of disposition.

NASDAQ Global Select Market Listing

Our common stock is traded on The NASDAQ Global Select Market under the symbol “GARS.”

Price Stabilization and Short Positions

Until the distribution of the shares is completed, SEC rules may limit underwriters and selling group members from bidding for and purchasing our common stock. However, the underwriters may engage in transactions that stabilize the price of the common stock, such as bids or purchases to peg, fix or maintain that price.

In connection with the offering, the underwriters may purchase and sell our common stock in the open market. These transactions may include short sales, purchases on the open market to cover positions created by short sales and stabilizing transactions. Short sales involve the sale by the underwriters of a greater number of shares than they are required to purchase in the offering. “Covered” short sales are sales made in an amount not greater than the underwriters’ option to purchase additional shares as described above. The underwriters may close out any covered short position by either exercising their option to purchase additional shares or purchasing shares in the open market. In determining the source of shares to close out the covered short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the option to purchase additional shares. “Naked” short sales are sales in excess of the option to purchase additional shares. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of our common stock in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of various bids for or purchases of shares of common stock made by the underwriters in the open market prior to the completion of the offering.

Similar to other purchase transactions, the underwriters’ purchases to cover the syndicate short sales may have the effect of raising or maintaining the market price of our common stock or preventing or retarding a decline in the market price of our common stock. As a result, the price of our common stock may be higher than the price that might otherwise exist in the open market.

Neither we nor any of the underwriters make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of our common stock. In addition, neither we nor any of the underwriters make any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

Passive Market Making

In connection with this offering, underwriters and selling group members may engage in passive market making transactions in the common stock on The Nasdaq Global Select Market in accordance with Rule 103 of Regulation M under the Exchange Act during a period before the commencement of offers or sales of common stock and extending through the completion of distribution. A passive market maker must display its bid at a price not in excess of the highest independent bid of that security. However, if all independent bids are lowered below the passive market maker’s bid, that bid must then be lowered when specified purchase limits are exceeded. Passive market making may cause the price of our common stock to be higher than the price that otherwise would exist in the open market in the absence of those transactions. The underwriters and dealers are not required to engage in passive market making and may end passive market making activities at any time.

Electronic Distribution

In connection with the offering, certain of the underwriters or securities dealers may distribute prospectuses by electronic means, such as e-mail. In addition, Robert W. Baird & Co., Incorporated may facilitate Internet distribution for this offering to certain of their Internet subscription customers. An electronic prospectus is available on the Internet web site maintained by Robert W. Baird & Co., Incorporated. Other than the prospectus in electronic format, the information on the Robert W. Baird & Co., Incorporated web site is not part of this prospectus.

Other Relationships

Some of the underwriters and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with us, our affiliates or our portfolio companies. They have received, or may in the future receive, customary fees and commissions for these transactions.

Additional Underwriting Compensation

There are no agreements between us and the underwriters or any of their affiliates other than as described herein.

Notice to Prospective Investors in the EEA

In relation to each Relevant Member State, with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the “Relevant Implementation Date”), an offer of shares of our common stock which are the subject of the offering contemplated by this prospectus to the public may not be made in that Relevant Member State other than:

(a)	to any legal entity which is a qualified investor as defined in the Prospectus Directive;
(b)	to fewer than 100 or, if the Relevant Member State has implemented the relevant provision of the 2010 PD Amending Directive (as defined below), 150, natural or legal persons (other than qualified investors as defined in the Prospectus Directive, as permitted under the Prospectus Directive, subject to obtaining the prior consent of the representative for any such offer; or

(c)	in any other circumstances falling within Article 3(2) of the Prospectus Directive, provided that no such offer of shares of our common stock shall result in a requirement for the publication by us or any underwriter of a prospectus pursuant to Article 3 of the Prospectus Directive.

For the purpose of the above provisions, the expression “an offer to the public” in relation to any shares in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the shares to be offered so as to enable an investor to decide to purchase or subscribe the shares, as the same may be varied in the Relevant Member State by any measure implementing the Prospectus Directive in the Relevant Member State.

Notice to Prospective Investors in the United Kingdom

In addition, in the United Kingdom, this document and any other document or materials relating to the issue of any shares offered hereby are being distributed only to, and directed only at, and any offer subsequently made may only be directed at persons (i) who have professional experience in matters relating to investments falling within Article 19 (5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005, as amended (the “Order”), or (ii) who are high net worth entities falling within Article 49(2)(a) to (d) of the Order, or (iii) any other person to whom it may lawfully be communicated pursuant to the Order (all such persons together being referred to as “relevant persons”). This document must not be acted on or relied on in the United Kingdom by persons who are not relevant persons. In the United Kingdom, any investment or investment activity to which this document relates is only available to, and will be engaged in with, relevant persons.

All applicable provisions of the Financial Services and Markets Act 2000 must be complied with in respect to anything done by any person in relation to our common stock in, from or otherwise involving the United Kingdom.

Notice to Prospective Investors in Switzerland

We have not and will not register with the Swiss Financial Market Supervisory Authority (FINMA) as a foreign collective investment scheme pursuant to Article 119 of the Federal Act on Collective Investment Scheme of 23 June 2006, as amended (CISA), and accordingly the shares being offered pursuant to this prospectus have not and will not be approved, and may not be licenseable, with FINMA. Therefore, the shares have not been authorized for distribution by FINMA as a foreign collective investment scheme pursuant to Article 119 CISA and the shares offered hereby may not be offered to the public (as this term is defined in Article 3 CISA) in or from Switzerland. The shares may solely be offered to “qualified investors,” as this term is defined in Article 10 CISA, and in the circumstances set out in Article 3 of the Ordinance on Collective Investment Scheme of 22 November 2006, as amended (CISA), such that there is no public offer. Investors, however, do not benefit from protection under CISA or supervision by FINMA. This prospectus and any other materials relating to the shares are strictly personal and confidential to each offeree and do not constitute an offer to any other person. This prospectus may only be used by those qualified investors to whom it has been handed out in connection with the offer described herein and may neither directly or indirectly be distributed or made available to any person or entity other than its recipients. It may not be used in connection with any other offer and shall in particular not be copied and/or distributed to the public in Switzerland or from Switzerland. This prospectus does not constitute an issue prospectus as that term is understood pursuant to Article 652a and/or 1156 of the Swiss Federal Code of Obligations. We have not applied for a listing of the shares on the SIX Swiss Exchange or any other regulated securities market in Switzerland, and consequently, the information presented in this prospectus does not necessarily comply with the information standards set out in the listing rules of the SIX Swiss Exchange and corresponding prospectus schemes annexed to the listing rules of the SIX Swiss Exchange.

Notice to Prospective Investors in the Dubai International Financial Centre

This document relates to an exempt offer in accordance with the Offered Securities Rules of the Dubai Financial Services Authority. This document is intended for distribution only to persons of a type specified in those rules. It must not be delivered to, or relied on by, any other person. The Dubai Financial Services Authority has no responsibility for reviewing or verifying any documents in connection with exempt offers. The Dubai Financial Services Authority has not approved this document nor taken steps to verify the information set out in it, and has no responsibility for it. The shares which are the subject of the offering contemplated by this prospectus may be illiquid and/or subject to restrictions on their resale. Prospective purchasers of the shares offered should conduct their own due diligence on the shares. If you do not understand the contents of this document you should consult an authorized financial adviser.

Principal Business Address

The principal business address of Robert W. Baird & Co., Incorporated is 777 East Wisconsin Avenue, Milwaukee, WI 53202. The principal business address of Janney Montgomery Scott LLC is 1717 Arch Street, Philadelphia, PA 19103.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus supplement will be passed upon for Garrison Capital by Dechert LLP, Washington, D.C. Dechert LLP also represents Garrison Capital Advisers. Certain legal matters in connection with the offering will be passed upon for the underwriters by Sidley Austin LLP, New York, New York. Sidley Austin LLP has in the past represented Garrison Investment Group LP and certain of its affiliates and continues to represent them on a regular basis in a variety of matters.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

McGladrey LLP, an independent registered public accounting firm, has audited our consolidated financial statements at December 31, 2014, and for the year ended December 31, 2014, as set forth in their report. We have included our consolidated financial statements in this prospectus supplement in reliance on McGladrey LLP’s report, given their authority as experts in accounting and auditing. McGladrey LLP is located at 1185 Avenue of the Americas, New York, New York 10036.

Ernst & Young LLP, an independent registered public accounting firm, has audited our consolidated financial statements at December 31, 2013 and December 31, 2012, and for the years ended December 31, 2013, December 31, 2012 and December 31, 2011 and the related senior securities table, as set forth in their reports. We have included our consolidated financial statements and our senior securities table in the accompanying prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP’s report, given their authority as experts in accounting and auditing. Ernst & Young LLP’s principal business address is 5 Times Square, New York, New York 10036.

ADDITIONAL INFORMATION

We have filed with the SEC this prospectus supplement, together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus supplement and the accompanying prospectus. The registration statement contains additional information about us and the securities being offered by this prospectus supplement and the accompanying prospectus.

We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. We maintain a website at www.garrisoncapitalbdc.com and make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. Information contained on our website is not incorporated into this prospectus supplement, and you should not consider information on our website to be part of this prospectus supplement. You may also obtain such information by contacting us, in writing at: 1290 Avenue of the Americas, Suite 914, New York, New York 10104, Attention: Investor Relations, or by telephone at (212) 372-9590. The SEC maintains a website that contains reports, proxy and information statements and other information we file with the SEC at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

S-F-1

Management’s Report on Internal Control over Financial Reporting

The management of Garrison Capital, Inc. (“GARS,” and collectively with its subsidiaries, the “Company,” “we,” “us,” “our” and “Garrison Capital”) is responsible for establishing and maintaining adequate internal control over financial reporting. Our internal control system is a process designed to provide reasonable assurance to our management and board of directors regarding the preparation and fair presentation of published consolidated financial statements.

Garrison Capital’s internal control over financial reporting includes policies and procedures that pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions recorded necessary to permit the preparation of consolidated financial statements in accordance with U.S. generally accepted accounting principles. Our policies and procedures also provide reasonable assurance that receipts and expenditures are being made only in accordance with authorizations of management and the directors of Garrison Capital, and provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of our assets that could have a material effect on our consolidated financial statements.

All internal control systems, no matter how well designed, have inherent limitations. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation. Also, projections of any evaluation of effectiveness as to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Management assessed the effectiveness of Garrison Capital’s internal control over financial reporting as of December 31, 2014. In making this assessment, we used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission in Internal Control — Integrated Framework issued in 2013. Based on the assessment, management believes that, as of December 31, 2014, our internal control over financial reporting is effective based on those criteria.

S-F-2

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of
Garrison Capital Inc. and Subsidiaries:

We have audited the accompanying consolidated statement of financial condition of Garrison Capital Inc. and Subsidiaries (the “Company”), including the consolidated schedule of investments, as of December 31, 2014 and the related consolidated statements of operations, changes in net assets/members’ capital and cash flows for the year ended December 31, 2014. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2014, by correspondence with the custodians, loan agents, trustees or management of the underlying investments, as applicable, or by other appropriate auditing procedures where replies from these parties, as applicable, were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Garrison Capital Inc. and Subsidiaries as of December 31, 2014, the results of their operations, and their cash flows for the year ended December 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

/s/ McGladrey LLP

New York, New York
March 4, 2015

S-F-3

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of
Garrison Capital Inc. and Subsidiaries:

We have audited the accompanying consolidated statements of financial condition of Garrison Capital Inc. and Subsidiaries (the “Company”), including the consolidated schedules of investments, as of December 31, 2013 and 2012, the related consolidated statements of operations, changes in net assets/members’ capital and cash flows for each of the three years in the period ended December 31, 2013. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 and 2012, by correspondence with the custodians, loan agents, trustees or management of the underlying investments, as applicable, or by other appropriate auditing procedures where replies from these parties, as applicable, were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Garrison Capital Inc. and Subsidiaries as of December 31, 2013 and 2012, the consolidated results of their operations, changes in their net assets/members’ capital and cash flows for each of the three years in the period ended December 31, 2013, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
March 12, 2014

S-F-4

Garrison Capital Inc. and Subsidiaries

Consolidated Statements of Financial Condition

	December 31, 2014	December 31, 2013
Assets
Cash	$13,651,269	$13,664,583
Restricted cash	14,260,013	27,964,507
Due from counterparties	1,615,125	6,660,132
Investments, fair value
Non-control/Non-affiliate investments (amortized cost of $467,903,883 and $409,797,656, respectively)	467,769,463	410,051,950
Affiliate investments (amortized cost of $0 and $17,190,795, respectively)	—	19,029,529
Accrued interest receivable	3,506,456	2,664,416
Deferred debt issuance costs (net of accumulated amortization of $2,141,113 and $1,400,358, respectively)	4,418,235	4,884,271
Deferred offering costs	314,018	—
Prepaid administrator fee	74,455	—
Other assets	232,429	160,426
Total assets	$505,841,463	$485,079,814
Liabilities
Due to counterparties	$109,204	$7,840,140
Incentive fee payable	2,816,310	1,098,899
Management fee payable	268,098	217,608
GLC Trust 2013-2 revolving note (Note 7)	—	9,741,676
GLC Trust 2013-2 Class A note (Note 7)	30,512,712	—
Senior secured revolving note (Note 7)	50,000,000	50,000,000
Senior secured term notes (Note 7)	159,746,787	159,677,767
Interest payable	689,610	1,487,539
Accrued expenses and other payables	596,674	935,587
Total liabilities	244,739,395	230,999,216
Commitments and contingencies (Note 14)
Net assets
Common stock, par value $0.001 per share, 100,000,000 shares authorized, 16,758,779 and 16,758,779 shares issued and outstanding at December 31, 2014 and December 31, 2013, respectively	$16,759	$16,759
Paid-in-capital in excess of par	257,740,910	257,804,160
(Over)/under distributed net investment income	—	—
Accumulated net realized gain (loss) from investments	3,478,818	(5,833,349)
Net unrealized (depreciation) appreciation from investments	(134,419)	2,093,028
Total net assets	261,102,068	254,080,598
Total liabilities and net assets	$505,841,463	$485,079,814
Common shares outstanding	16,758,779	16,758,779
Net asset value per common share(1)	$15.58	$15.16

(1)	Adjusted for Reverse Stock Split for the year ending December 31, 2013. See note 1.

See accompanying notes to consolidated financial statements.

S-F-5

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments
December 31, 2014

Security Description, December 31, 2014	Par/Shares	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments
Investments – United States
Common Equity
Apparel Products
Everyware Global, Inc., Warrant*	82,843	$—	$—	—%
Total Apparel Products		—	—
Health Services
Juniper TGX Investment Partners, LLC, Common	3,146	670,623	966,288	0.37
Total Health Services		670,623	966,288	0.37
Miscellaneous Manufacturing
Valterra Products Holdings, LLC, Common Class A	185,847	185,847	371,910	0.14
Valterra Products Holdings, LLC, Common Class B	20,650	20,650	41,323	0.02
Total Miscellaneous Manufacturing		206,497	413,233	0.16
Miscellaneous Retail
Provo Craft Holdings, LLC, Common	1,110	—	—	—
Total Miscellaneous Retail		—	—	—
Transportation Services
EZE Trucking, LLC, Common	2,898	267,801	—	—
Total Transportation Services		267,801	—	—
Total Common Equity		$1,144,921	$1,379,521	0.53%
Preferred Equity
Consumer Finance Services
Prosper Marketplace Series B Preferred Stock(4)(7)	261,912	$789,962	$5,791,276	2.22%
Total Consumer Finance Services		789,962	5,791,276	2.22
Total Preferred Equity		$789,962	$5,791,276	2.22%

See accompanying notes to consolidated financial statements.

S-F-6

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
December 31, 2014

Security Description, December 31, 2014	Par	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments – (continued)
Investments – United States – (continued)
Debt Investments
Apparel Products
Joe's Jeans Inc., Term Loan* Libor (“L”) + 12.75%, 1.25% L Floor, 9/30/2018	10,486,963	$10,329,830	$10,329,715	3.96%
Total Apparel Products		10,329,830	10,329,715	3.96
Automotive
CTC Casting Technologies, Inc. (Compass), Loan* L+ 6.75%, 0.75% L Floor, 3/28/2019	10,150,000	10,064,008	10,063,953	3.85
Penda Corporation, Term Loan(5) L+ 12.00% Cash, 2.00% PIK, 1/26/2019	7,361,334	7,254,936	7,361,334	2.82
Total Automotive		17,318,944	17,425,287	6.67
Broadcasting & Entertainment
CF Entertainment Inc. (Entertainment Studios), Term Loan* L+ 7.50%, 1.00% L Floor, 6/26/2019	9,935,568	9,846,496	9,846,420	3.77
Total Broadcasting & Entertainment		9,846,496	9,846,420	3.77
Building & Real Estate
ShelterLogic Corp., Term Loan* L+ 8.50%, 1.00% L Floor, 7/30/2019	10,368,750	10,178,978	10,178,864	3.90
Total Building & Real Estate		10,178,978	10,178,864	3.90
Chemicals
Aristech Surfaces LLC, Term Loan B* L+ 8.00%, 1.00% L Floor, 10/17/2019	10,500,000	10,323,898	10,323,797	3.96
Galata Chemicals, LLC, Term Loan* L+ 8.00%, 1.00% L Floor, 2/28/2019	8,750,000	8,601,908	8,750,000	3.35
Total Chemicals		18,925,806	19,073,797	7.31

See accompanying notes to consolidated financial statements.
S-F-7

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
December 31, 2014

Security Description, December 31, 2014	Par	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments – (continued)
Investments – United States – (continued)
Debt Investments – (continued)
Communications
HC Cable OpCo, LLC, Term Loan* L+ 8.50%, 1.00% L Floor, 7/17/2018	10,873,005	$10,738,269	$10,900,188	4.17%
Sirva Worldwide, Loan* L+ 6.25%, 1.25% L Floor, 3/27/2019	4,912,500	4,843,331	4,863,375	1.86
Total Communications		15,581,600	15,763,563	6.03
Consumer Finance Services
PlanMember Financial Corporation, Term Loan*(4) L+ 8.50%, 1.50% L Floor, 2/14/2018	1,411,295	1,388,053	1,411,295	0.54
Project Sunshine IV Pty Ltd (Sensis), New Term Loans*(4) L+ 7.00%, 1.00% L Floor, 9/23/2019	9,185,514	9,098,879	9,047,731	3.47
Total Consumer Finance Services		10,486,932	10,459,026	4.01
Electrical Equipment
AbelConn, LLC (SIE Computing), Term Loan A* L+ 8.50%, 1.00% L Floor, 7/17/2019	10,500,000	10,309,321	10,309,206	3.95
AbelConn, LLC (SIE Computing), Term Loan B L+ 2.50%, 1.00% L Floor, 7/17/2019	70,659	69,376	69,375	0.03
Total Electrical Equipment		10,378,697	10,378,581	3.98
Food Stores – Retail
Specialty Bakers LLC, Term Loan* L+ 7.25%, 1.00% L Floor, 8/7/2019	9,486,220	9,300,160	9,300,049	3,56
Sqwincher Corporation (The), Term Loan* L+ 10.00%, 1.50% L Floor, 8/3/2016	9,336,400	9,255,951	9,336,400	3.58
Total Food Stores – Retail		18,556,111	18,636,449	7.14

See accompanying notes to consolidated financial statements.

S-F-8

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
December 31, 2014

Security Description, December 31, 2014	Par	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments – (continued)
Investments – United States – (continued)
Debt Investments – (continued)
Health Services
Aurora Diagnostics, LLC, Delayed Draw Term Loan L+ 7.00%, 1.25% L Floor, 7/31/2019	329,707	$329,707	$327,620	0.13%
Aurora Diagnostics, LLC, Term Loan* L+ 7.00%, 1.25% L Floor, 7/31/2019	5,608,414	5,553,351	5,553,318	2.13
Forest Park Medical Center at Fort Worth, LLC, Term Loan L+ 14.00%, 7/16/2019	9,590,539	9,436,062	9,436,062	3.61
Forest Park Medical Center at San Antonio, LLC, Term Loan L+ 14.00%, 7/16/2019	11,409,461	11,225,686	11,225,686	4.29
Virtual Radiologic Corporation, Term Loan B* L+ 5.50%, 1.75% L Floor, 12/22/2016	4,825,000	4,807,913	3,860,000	1.48
SCG Capital Corporation (Radiation Therapy), Term Note L+ 12.00%, 5/1/2017	6,171,317	6,171,317	6,171,317	2.36
Walnut Hill Physicians' Hospital, LLC, Acquistion Loan 12.50%, on Demand	1,528,977	1,528,977	1,528,977	0.59
Walnut Hill Physicians' Hospital, LLC, Term Loan 12.50%, 4/1/2019	7,481,576	7,481,576	7,481,576	2.87
Total Health Services		46,534,589	45,584,556	17.46
Insurance Agents
Affirmative Insurance Holdings, Inc., Term Loan* L+ 9.25%, 1.25% L Floor, 3/30/2016	5,733,823	5,587,414	5,590,478	2.14
Worley Claims Services, LLC, Term Loan* L+ 8.00%, 1.00% L Floor, 10/31/2020	10,500,000	10,397,970	10,397,922	3.98
Total Insurance Agents		15,985,384	15,988,400	6.12

See accompanying notes to consolidated financial statements.

S-F-9

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
December 31, 2014

Security Description, December 31, 2014	Par	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments – (continued)
Investments – United States – (continued)
Debt Investments – (continued)
Miscellaneous Manufacturing
Anchor Hocking, LLC (EveryWare Global), Initial Term Loan*(5) L+ 6.50% Cash, 1.75% PIK, 1.25% L Floor, 5/21/2020	6,946,532	$6,855,500	$4,098,454	1.57%
AP Gaming I, LLC, Term B Loan* L+ 8.25%, 1.00% L Floor, 12/20/2020	4,950,000	4,823,494	4,925,250	1.89
A.S.V., Inc., Term Loan* L+ 9.50%, 1.00% L Floor, 12/19/2019	9,494,066	9,305,537	9,305,435	3.56
CR Brands, Inc., Term Loan* L+ 7.25%, 1.00% L Floor, 3/31/2019	10,500,000	10,321,742	10,321,627	3.95
Frontier Spinning Mills, Inc., Term Loan* L+ 6.50%, 1.00% L Floor, 12/19/2018	4,810,127	4,789,569	4,786,076	1.83
Kranos Acquisition Corp., Term Loan*(5) L+ 11.00% Cash, 1.00% PIK, 1.00% L Floor, 6/15/2017	10,157,739	10,059,658	10,079,394	3.86
Lexmark Carpet Mills, Inc., Term Loan* L+ 10.00%, 1.00% L Floor, 12/19/2019	10,500,000	10,239,369	10,239,225	3.92
Nursery Supplies, Inc., Term Loan* L+ 7.50%, 1.00% L Floor, 6/13/2018	10,794,375	10,757,162	10,842,876	4.15
PCCR USA, Inc., Term Loan A* L+ 8.00%, 1.00% L Floor, 12/1/2019	7,000,000	6,862,828	6,862,751	2.63
PCCR USA, Inc., Term Loan B* L+ 8.00%, 1.00% L Floor, 12/1/2019	3,500,000	3,414,267	3,414,219	1.31
Valterra Products Holdings, LLC, Term Loan* L+ 9.00%, 1.00% L Floor, 5/31/2018	8,408,789	8,294,032	8,528,016	3.27
Total Miscellaneous Manufacturing		85,723,158	83,403,323	31.94
Miscellaneous Retail
Confluence Outdoor, LLC, Term Loan* L+ 7.00%, 1.00% L Floor, 4/18/2019	6,656,997	6,556,959	6,556,896	2.51
Confluence Outdoor, LLC, Delayed Draw Term Loan L+ 7.00%, 1.00% L Floor, 4/18/2019	998,550	998,550	948,499	0.36
PD Products, LLC, Term Loan* L+ 10.50%, 1.50% L Floor, 10/4/2018	9,969,032	9,819,062	9,969,032	3.82
PD Products, LLC, Revolver L+ 10.50%, 1.50% L Floor, 10/4/2018	803,873	803,873	803,873	0.31
PSP Group, LLC, Term Loan* L+ 4.75%, 1.50% L Floor, 9/13/2016	4,360,206	4,340,698	4,273,002	1.64
Total Miscellaneous Retail		22,519,142	22,551,302	8.64

See accompanying notes to consolidated financial statements.

S-F-10

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
December 31, 2014

Security Description, December 31, 2014	Par	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments – (continued)
Investments – United States – (continued)
Debt Investments – (continued)
Miscellaneous Services
Academi Holdings LLC, Second Lien Term Loan* L+ 10.00%, 1.00% L Floor, 7/25/2020	10,000,000	$9,814,683	$9,814,592	3.76%
Dorsey School of Business Holdings, Inc., Term Loan* L+ 8.00%, 1.50% L Floor, 6/28/2018	4,500,000	4,500,000	4,500,000	1.72
Global Traffic Technologies, LLC, Term Loan A* L+ 5.25%, 1.25% L Floor, 6/30/2015	380,563	363,395	380,563	0.15
Global Traffic Technologies, LLC, Term Loan B* L+ 5.25%, 1.25% L Floor, 6/30/2015	3,560,206	3,550,659	3,560,206	1.36
Midwest Technical Institute, Inc., Term Loan A* L+ 10.00%, 1.50% L Floor, 10/4/2017	7,145,870	7,145,870	7,145,870	2.74
Midwest Technical Institute, Inc., Revolver L+ 10.00%, 1.50% L Floor, 10/4/2017	998,550	998,550	998,550	0.38
NAP Asset Holdings Ltd., Canadian Term Loan* L+ 7.00%, 1.00% L Floor, 3/22/2018	2,485,508	2,469,314	2,485,508	0.95
NAP Asset Holdings Ltd., Term Loan* L+ 7.00%, 1.00% L Floor, 3/22/2018	5,562,803	5,526,560	5,562,803	2.13
SC Academy Holdings, Inc., Term Loan(3) 0.00%, 7/16/2016	7,760,599	5,587,631	4,066,554	1.56
Speed Commerce, Inc., Term Loan* L+ 7.50%, 1.00% L Floor, 11/21/2019	10,500,000	10,296,113	10,342,500	3.96
Sprint Industrial Holdings, LLC, Term Loan (First Lien)* L+ 5.75%, 1.25% L Floor, 5/14/2019	4,873,123	4,845,239	4,605,101	1.76
Tecta America Corp., Term Loan* L+ 4.00%, 1.00% L Floor, 7/1/2018	4,039,525	3,873,166	3,837,548	1.47
YourMembership Holding Company, Term Loan A** L+ 7.00%, 1.00% L Floor, 9/12/2019	8,504,666	8,421,130	8,421,081	3.23
Total Miscellaneous Services		67,392,310	65,720,876	25.17
Printing & Publishing
Dodge Data & Analytics LLC, Term Loan* L+ 8.75%, 1.00% L Floor, 10/31/2019	10,500,000	10,296,573	10,296,458	3.94
Total Printing & Publishing		10,296,573	10,296,458	3.94
Oil & Gas
Gasco Production Company, Term Loan* L+ 8.50%, 1.00% L Floor, 8/18/2017	9,985,495	9,766,635	9,766,407	3.74
Total Oil & Gas		9,766,635	9,766,407	3.74

See accompanying notes to consolidated financial statements.

S-F-11

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
December 31, 2014

Security Description, December 31, 2014	Par	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments – (continued)
Investments – United States – (continued)
Debt Investments – (continued)
Restaurants
Rita's Water Ice Franchise Company, LLC, Term Loan B* L+ 12.50%, 1.50% L Floor, 11/30/2016	4,687,500	$4,687,500	$4,687,500	1.80%
Ted's Cafe Escondido Holdings, Inc., Term Loan A* L+ 8.00%, 1.50% L Floor, 12/31/2018	6,825,000	6,825,000	6,825,000	2.61
Ted's Cafe Escondido Holdings, Inc., Revolver L+ 8.00%, 1.50% L Floor, 12/31/2018	100,000	100,000	100,000	0.04
Total Restaurants		11,612,500	11,612,500	4.45
Specialty Services
Vistronix, LLC, Term Loan* L+ 8.00%, 0.50% L Floor, 12/4/2018	10,014,814	9,935,393	9,935,338	3.81
Total Specialty Services		9,935,393	9,935,338	3.81
Transportation Services
EZE Trucking, LLC, Term Loan*(5) L+ 10.75% Cash, 1.00% PIK, 0.25% L Floor, 7/31/2018	10,499,014	10,230,145	10,604,004	4.06
Fleetgistics Holdings, Inc., Term Loan* L+ 6.13%, 2.00% L Floor, 12/31/2018	1,020,745	1,020,745	918,670	0.35
MXD Group, Inc. (fka Exel Direct Inc.), Term Loan* L+ 13.00%, 1.00% L Floor, 5/31/2018	13,212,500	13,029,870	12,155,500	4.66
Raymond Express International, LLC, Term Loan* L+ 7.75%, 1.75% L Floor, 2/28/2018	3,896,631	3,871,427	3,946,433	1.51
Total Transportation Services		28,152,187	27,624,607	10.58
Total Debt Investments		$429,521,265	$424,575,469	162.62%

See accompanying notes to consolidated financial statements.

S-F-12

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
December 31, 2014

Security Description, December 31, 2014	Par	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments – (continued)
Investments – United States – (continued)
Financial Assets
Consumer Finance Services
GLC Trust 2013-2 Consumer Loan Portfolio(1)(4)(6)	36,842,119	$36,842,119	$36,329,807	13.91%
Total Consumer Finance Services		36,842,119	36,329,807	13.91
Total Financial Assets		$36,842,119	$36,329,807	13.91%
Total Non-Control/Non-Affiliate Investments		$468,298,267	$468,076,073	179.28%
Unfunded Obligations
Communications
HC Cable OpCo, LLC, Revolver 0.50%, 7/17/2018	489,362	$(6,064)	$—	—
Total Communications		(6,064)	—	—
Health Services
Aurora Diagnostics, LLC, Delayed Draw Term Loan(2) 0.00%, 7/31/2019	520,053	(5,280)	(3,291)	—
Aurora Diagnostics, LLC, Revolver(2) 0.38%, 7/31/2019	1,019,712	(10,012)	(10,017)	(0.01)
Total Health Services		(15,292)	(13,308)	(0.01)
Miscellaneous Manufacturing
Valterra Products Holdings, LLC, Revolver 0.50%, 5/31/2018	1,588,437	(21,678)	22,522	0.01
Total Miscellaneous Manufacturing		(21,678)	22,522	0.01
Miscellaneous Retail
Confluence Outdoor, LLC, Delayed Draw Term Loan 2.00%, 4/18/2019	2,329,949	(50,019)	—	—
PD Products, LLC, Revolver 0.50%, 10/4/2018	836,752	(24,654)	—	—
Total Miscellaneous Retail		(74,673)	—	—
Miscellaneous Services
Dorsey School of Business Holdings, Inc., Revolver 0.50%, 6/28/2018	1,000,000	—	—	—
Global Traffic Technologies, LLC, Revolver 0.50%, 6/30/2015	1,458,439	(3,911)	—	—
Tecta America Corp., Revolver(2) 0.50%, 7/1/2018	6,268,988	(258,853)	(313,449)	(0.12)
YourMembership Holding Company, Revolver(2)** 0.00%, 9/12/2019	355,844	(3,495)	(3,497)	—
Total Miscellaneous Services		$(266,259)	$(316,946)	(0.12)%

See accompanying notes to consolidated financial statements.

S-F-13

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
December 31, 2014

Security Description, December 31, 2014	Par	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments – (continued)
Investments – United States – (continued)
Unfunded Obligations – (continued)
Restaurants
Ted's Cafe Escondido Holdings, Inc., Revolver 0.50%, 12/31/2018	400,000	$—	$—	—%
Ted's Cafe Escondido Holdings, Inc., Delayed Draw Term Loan B 1.00%, 12/31/2018	500,000	—	—	—
Total Restaurants		—	—	—
Specialty Services
Vistronix, LLC, Revolver(2) 0.50%, 12/4/2018	875,000	(6,939)	(6,944)	—
Total Specialty Services		(6,939)	(6,944)	—
Transportation Services
Raymond Express International, LLC, Revolver 0.50%, 2/28/2018	537,752	(3,479)	8,066	—
Total Transportation Services		(3,479)	8,066	—
Total Unfunded Obligations		$(394,384)	$(306,610)	(0.12)%
Total Investments – United States		$467,903,883	$467,769,463	179.16%

*	Denotes that all or a portion of the investment secures the loans under the CLO (see Note 7).
**	Denotes that all or a portion of the loan is held by Garrison SBIC.

L = London Interbank Offered Rate.

(1)	GLC Trust 2013-2 includes 3,731 small balance consumer loans with an average par of $9,875, a weighted average adjusted rate of 15.6% and a weighted average maturity of February 6, 2018. See Note 4 for additional information.
(2)	The negative fair value is the result of the unfunded commitment being valued below par. These amounts may or may not be funded to the borrowing party currently or in the future.
(3)	Investment is currently in default, not income producing and placed on non-accrual status.
(4)	Not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company’s total assets.
(5)	Coupon is payable in cash and/or payment-in-kind (“PIK”).
(6)	See exhibit 99.2 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 for detail on underlying loans.
(7)	Net of incentive fee payable to a third party equal to 20% of any distribution after the Company has received its full net capital investment plus a 12% preferred return in GLC Trust 2013-2 and Prosper Marketplace Series B Preferred Stock.

All debt investments were income producing as of December 31, 2014, unless otherwise noted. Common and preferred equity investments are non-income producing unless otherwise noted.

See accompanying notes to consolidated financial statements.

S-F-14

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments
December 31, 2013

Security Description, December 31, 2013	Par/Shares	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments
Investments – United States
Common Equity
Health Services
Juniper TGX Investment Partners, LLC, Common	3,146	$670,623	$670,623	0.26%
Total Health Services		670,623	670,623	0.26
Miscellaneous Manufacturing
Valterra Products Holdings, LLC, Common Class A	185,847	185,847	253,796	0.10
Valterra Products Holdings, LLC, Common Class B	20,650	20,650	28,200	0.01
Total Miscellaneous Manufacturing		206,497	281,996	0.11
Miscellaneous Retail
Provo Craft Holdings, LLC, Common	101	—	77	—
Total Miscellaneous Retail		—	77	—
Transportation Services
EZE Trucking, LLC, Common	2,678	267,801	—	—
Total Transportation Services		267,801	—	—
Total Common Equity		$1,144,921	$952,696	0.37%
Preferred Equity
Consumer Finance Services
Prosper Marketplace, Series B Preferred Stock	1,000,000	$1,000,000	$1,000,000	0.39%
Total Consumer Finance Services		1,000,000	1,000,000	0.39
Total Preferred Equity		$1,000,000	$1,000,000	0.39%

See accompanying notes to consolidated financial statements.

S-F-15

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
December 31, 2013

Security Description, December 31, 2013	Par	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments – (continued)
Investments – United States – (continued)
Debt Investments
Apparel Products
Joe's Jeans Inc., Term Loan* Libor (“L”) + 10.75%, 1.25% L Floor, 9/30/2018	10,500,000	$10,300,696	$10,300,581	4.05%
Totes Isotoner Corporation, Delayed Draw Term Loan* L+ 5.75%, 1.50% L Floor, 7/7/2017	400,403	400,403	401,155	0.16
Totes Isotoner Corporation, Initial Term Loan (First Lien)* L+ 5.75%, 1.50% L Floor, 7/7/2017	4,817,673	4,770,707	4,826,731	1.90
Total Apparel Products		15,471,806	15,528,467	6.11
Automotive
BBB Industries LLC, Term Loan* L+ 4.25%, 1.25% L Floor, 3/27/2019	4,908,750	4,865,936	4,908,750	1.93
CTC Casting Technologies, Inc. (Compass), Term Loan* L+ 8.00%, 1.00% L Floor, 11/27/2016	7,631,064	7,574,576	7,574,523	2.98
Penda Corporation, Term Loan L+ 14.00%, 1/26/2019	7,213,936	7,081,475	7,080,998	2.79
Total Automotive		19,521,987	19,564,271	7.70
Broadcasting & Entertainment
KXLA TV 44, Inc., Term Loan* L+ 9.50%, 2.00% L Floor, 3/31/2016	8,308,905	8,370,788	8,308,905	3.27
Sesac Holdco II, LLC, Term Loan (First Lien)* L+ 4.00%, 1.00% L Floor, 2/7/2019	990,000	981,582	993,713	0.39
Sesac Holdco II, LLC, Term Loan (Second Lien)* L+ 8.75%, 1.25% L Floor, 7/12/2019	5,250,000	5,387,088	5,355,000	2.11
Total Broadcasting & Entertainment		14,739,458	14,657,618	5.77
Chemicals
Arclin US Holdings Inc., Second Lien Term Loan* L+ 6.00%, 1.75% L Floor, 1/15/2015	2,598,597	2,565,212	2,598,597	1.02
Total Chemicals		2,565,212	2,598,597	1.02

See accompanying notes to consolidated financial statements.

S-F-16

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
December 31, 2013

Security Description, December 31, 2013	Par	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments – (continued)
Investments – United States – (continued)
Debt Investments – (continued)
Communications
Aspect Software, Inc., Tranche B Term Loan* L+ 5.25%, 1.75% L Floor, 5/7/2016	7,732,307	$7,711,983	$7,746,844	3.05%
ConvergeOne Holdings Corp, Term Loan* L+ 8.00%, 1.25% L Floor, 5/8/2019	11,248,571	11,098,514	11,103,240	4.37
HC Cable OpCo, LLC, Term Loan L+ 8.50%, 1.00% L Floor, 7/17/2018	10,983,112	10,808,591	10,808,486	4.26
Northland Cable Television, Inc., Term Loan* L+ 6.00%, 1.75% L Floor, 12/30/2016	2,821,848	2,735,409	2,821,848	1.11
Sirva Worldwide, Loan* L+ 6.25%, 1.25% L Floor, 3/27/2019	4,962,500	4,876,131	5,061,750	1.99
U.S. Telepacific Corp., Term Loan* L+ 4.50%, 1.25% L Floor, 2/23/2017	2,926,005	2,923,286	2,927,468	1.15
Total Communications		40,153,914	40,469,636	15.93
Consumer Finance Services
PlanMember Financial Corporation, Term Loan* L+ 8.50%, 1.50% L Floor, 2/14/2018	1,477,500	1,445,451	1,477,500	0.58
Total Consumer Finance Services		1,445,451	1,477,500	0.58
Electrical Equipment
Roberts-Gordon LLC, Term Loan* L+ 10.00%, 2.00% L Floor, 4/20/2016	9,440,983	9,419,121	9,469,436	3.73
Syncsort Incorporated, Term Loan* Base Rate+ 4.25%**, 3/31/2015	3,128,670	3,109,864	3,128,670	1.23
Total Electrical Equipment		12,528,985	12,598,106	4.96
Food Stores – Retail
Apple & Eve, LLC, Term Loan* L+ 12.50%, 1.25% L Floor, 12/11/2017	8,775,541	8,706,337	8,858,488	3.49
Sagittarius Restaurants LLC (Del Taco), Initial Term Loan* L+ 5.00%, 1.25% L Floor, 10/1/2018	4,642,857	4,602,863	4,642,857	1.83
Sailormen Inc. (Interfoods of America), Term Loan L+ 4.00%, 2.25% L Floor, 6/30/2017	4,212,681	3,438,365	3,412,271	1.34
Sqwincher Corporation (The), Term Loan* L+ 10.00%, 1.50% L Floor, 8/3/2016	6,773,900	6,708,178	6,813,801	2.68
Total Food Stores – Retail		23,455,743	23,727,417	9.34

See accompanying notes to consolidated financial statements.

S-F-17

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
December 31, 2013

Security Description, December 31, 2013	Par	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments – (continued)
Investments – United States – (continued)
Debt Investments – (continued)
Health Services
Ellman International, Inc., Term Loan L+ 7.50%, 1.50% L Floor, 2/28/2014	3,256,914	$3,244,920	$3,244,714	1.27%
Ellman International, Inc., Revolver Base Rate + 6.50%**, 2/28/2014	794,219	810,730	810,608	0.32
eResearchTechnology, Inc., Term Loan* L+ 4.75%, 1.25% L Floor, 5/2/2018	6,435,000	6,407,882	6,443,044	2.54
Virtual Radiologic Corporation, Term Loan B* L+ 5.50%, 1.75% L Floor, 12/22/2016	4,875,000	4,848,997	2,754,375	1.08
SCG Capital Corporation (Radiation Therapy), Term Loan L+ 12.00%, 3/1/2017	3,227,737	3,227,737	3,227,737	1.27
Theragenics Corporation, Term Loan* L+ 10.25%, 1.25% L Floor, 10/29/2018	9,938,040	9,735,411	9,746,137	3.84
Walnut Hill Physicians' Hospital, Construction Loan 12.50%, 3/31/2014	9,798,642	9,798,642	9,798,642	3.86
Total Health Services		38,074,319	36,025,257	14.18
Hotels and Motels
Buffalo Thunder Inc., Term Loan* L+ 3.00%, 1/1/2014	280,105	280,105	280,105	0.11
Total Hotels and Motels		280,105	280,105	0.11
Insurance Agents
Affirmative Insurance Holdings, Inc., Term Loan* L+ 7.25%, 1.25% L Floor, 3/30/2016	7,041,537	6,717,183	6,689,460	2.63
Worley Claims Services, LLC, Term Loan* L+ 11.00%, 1.50% L Floor, 7/6/2017	6,506,431	6,415,070	6,669,923	2.63
Total Insurance Agents		13,132,253	13,359,383	5.26
Machinery
Paladin Brands Holding, Inc. (IES), Initial Loan L+ 5.50%, 1.25% L Floor, 8/16/2019	797,000	797,000	790,026	0.31
Total Machinery		797,000	790,026	0.31
Metal Mining
Metal Services LLC (Phoenix), New Term Loans* L+ 5.00%, 1.00% L Floor, 6/30/2017	3,477,728	3,477,728	3,500,333	1.38
Total Metal Mining		3,477,728	3,500,333	1.38

See accompanying notes to consolidated financial statements.

S-F-18

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
December 31, 2013

Security Description, December 31, 2013	Par	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments – (continued)
Investments – United States – (continued)
Debt Investments – (continued)
Miscellaneous Manufacturing
Arctic Glacier USA, Inc., Term Loan (First Lien)* L+ 4.75%, 1.25% L Floor, 5/10/2019	4,701,375	$4,680,410	$4,713,128	1.85%
Alpha Packaging Holdings, Inc., Tranche B Term Loan* L+ 4.50%, 1.25% L Floor, 9/17/2016	3,144,375	3,099,606	3,081,488	1.21
Anchor Hocking, LLC (EveryWare Global), Term Loan L+ 6.25%, 1.25% L Floor, 5/21/2020	6,965,000	6,902,191	7,069,475	2.78
AP Gaming Holdings, LLC, Term Loan B* L+ 8.25%, 1.00% L Floor, 12/20/2020	5,000,000	4,850,821	4,875,000	1.92
Axia Acquisition Corporation, Term Loan A L+ 9.00%, 2.00% L Floor, 3/12/2016	903,851	852,578	903,851	0.36
Expera Specialty Solutions, LLC, Term Loan* L+ 6.25%, 1.25% L Floor, 12/26/2018	6,965,000	6,839,118	7,034,650	2.77
Kranos Acquisition Corp., Term Loan* L+ 11.00%, 1.00% L Floor, 6/15/2017	10,000,000	9,930,942	10,145,479	3.99
Nursery Supplies, Inc., Term Loan* L+ 7.50%, 1.00% L Floor, 6/13/2018	11,356,250	11,305,750	11,520,838	4.53
Ranpak Corp., Second Lien Term Loan* L+ 7.25%, 1.25% L Floor, 4/23/2020	1,000,000	991,035	1,025,000	0.40
Valterra Products Holdings, LLC, Term Loan* L+ 9.00%, 1.00% L Floor, 5/31/2018	8,681,802	8,528,610	8,891,639	3.50
Total Miscellaneous Manufacturing		57,981,061	59,260,548	23.31
Miscellaneous Retail
PD Products, LLC, Term Loan* L+ 10.50%, 1.50% L Floor, 10/4/2018	10,500,000	10,300,235	10,300,120	4.05
PD Products, LLC, Revolver* L+ 10.50%, 1.50% L Floor, 10/4/2018	278,906	274,926	274,909	0.11
PSP Group, LLC, Term Loan* L+ 4.75%, 1.50% L Floor, 9/13/2016	4,410,206	4,378,877	4,388,155	1.73
Total Miscellaneous Retail		14,954,038	14,963,184	5.89

See accompanying notes to consolidated financial statements.

S-F-19

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
December 31, 2013

Security Description, December 31, 2013	Par	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments – (continued)
Investments – United States – (continued)
Debt Investments – (continued)
Miscellaneous Services
Attachmate Corporation, Second Lien Term Loan* L+ 9.50%, 1.50% L Floor, 11/22/2018	9,865,221	$9,823,489	$9,618,590	3.79%
Global Traffic Technologies, LLC, Term Loan A* L+ 5.25%, 1.25% L Floor, 6/30/2015	2,962,584	2,933,395	2,962,584	1.17
Global Traffic Technologies, LLC, Term Loan B* L+ 5.25%, 1.25% L Floor, 6/30/2015	3,560,206	3,544,534	3,560,206	1.40
NAP Asset Holdings Ltd., Canadian Term Loan* L+ 7.00%, 1.00% L Floor, 3/22/2018	2,888,094	2,863,437	2,888,094	1.14
NAP Asset Holdings Ltd., Term Loan* L+ 7.00%, 1.00% L Floor, 3/22/2018	6,463,830	6,408,645	6,463,830	2.54
Sprint Industrial Holdings, LLC, Term Loan (First Lien)* L+ 5.75%, 1.25% L Floor, 5/14/2019	5,970,000	5,916,719	6,014,775	2.37
Vision Solutions, Inc., Term Loan (First Lien)* L+ 4.50%, 1.50% L Floor, 7/23/2016	7,181,084	7,138,126	7,181,084	2.82
Total Miscellaneous Services		38,628,345	38,689,163	15.23
National Security
Scitor Corporation, Term Loan* L+ 3.50%, 1.50% L Floor, 2/15/2017	6,639,773	6,631,840	6,531,876	2.57
Sirius Computer Solutions (SCS Holdings I Inc.), Term Loan* L+ 5.75%, 1.25% L Floor, 12/7/2018	3,238,462	3,211,926	3,268,717	1.29
Total National Security		9,843,766	9,800,593	3.86
Oil & Gas
Varel International Energy Funding Corp., Term Loan* L+ 7.75%, 1.50% L Floor, 7/17/2017	7,760,000	7,638,232	7,876,400	3.10
Total Oil & Gas		7,638,232	7,876,400	3.10
Printing & Publishing
Penn Foster, Inc., Term Loan* Base Rate+ 5.00%**, 3/31/2015	1,111,639	1,111,639	978,242	0.39
Playboy Enterprises, Inc., Term Loan* L+ 6.00%, 1.25% L Floor, 3/6/2017	6,050,741	6,029,173	5,929,727	2.33
Total Printing & Publishing		7,140,812	6,907,969	2.72
Restaurants
BMP/Pennant Holdings, LLC, Term Loan A* L+ 4.00% Cash, L+ 3.00% PIK, 6/27/2014	2,741,812	2,666,385	2,604,722	1.03
BMP/Pennant Holdings, LLC, Term Loan B L+ 6.00% Cash, L+ 5.00% PIK, 6/27/2014	614,445	598,423	460,834	0.18
Total Restaurants		3,264,808	3,065,556	1.21

See accompanying notes to consolidated financial statements.

S-F-20

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
December 31, 2013

Security Description, December 31, 2013	Par	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments – (continued)
Investments – United States – (continued)
Debt Investments – (continued)
Specialty Services
Vistronix, LLC, Term Loan* L+ 7.50%, 1.00% L Floor, 12/4/2018	10,446,364	$10,342,421	$10,342,363	4.07%
SI Organization, Inc. (The), New Tranche B Term Loan* L+ 4.25%, 1.25% L Floor, 11/22/2016	4,847,243	4,813,693	4,750,297	1.86
Total Specialty Services		15,156,114	15,092,660	5.93
Textile Products
Universal Fiber Systems, LLC, Term Loan* L+ 5.75%, 1.75% L Floor, 6/26/2015	3,875,000	3,862,146	3,875,000	1.53
Total Textile Products		3,862,146	3,875,000	1.53
Transportation Services
EZE Trucking, LLC, Term Loan* L+ 9.75%, 7/31/2018	10,425,000	10,186,355	10,186,213	4.02
Fleetgistics Holdings, Inc., Term Loan* L+ 5.88%, 2.00% L Floor, 3/23/2015	1,640,359	1,641,545	1,600,990	0.63
MXD Group, Inc. (fka Exel Direct Inc.), Term Loan* L+ 11.00%, 1.00% L Floor, 5/31/2018	13,912,500	13,664,020	13,666,860	5.38
Ozburn-Hessey Holding Company LLC, Term Loan B* L+ 5.50%, 1.25% L Floor, 5/23/2019	6,467,500	6,409,408	6,483,103	2.55
Raymond Express International, LLC, Term Loan* L+ 7.75%, 1.75% L Floor, 2/28/2018	4,463,343	4,425,340	4,530,293	1.78
Stafford Logistics, Inc., Term Loan* L+ 5.50%, 1.25% L Floor, 6/26/2019	3,833,799	3,797,026	3,833,799	1.51
State Class Tankers II LLC, Term Loan L+ 5.50%, 1.25% L Floor, 6/20/2020	5,000,000	5,001,911	5,075,000	2.00
Total Transportation Services		45,125,605	45,376,258	17.87
Wholesale Durable Goods
Howard Berger Co. LLC, Term A Loan* L+ 5.75%, 1.25% L Floor, 8/3/2017	1,875,961	1,855,793	1,782,163	0.70
Total Wholesale Durable Goods		1,855,793	1,782,163	0.70
Total Debt Investments		$391,094,681	$391,226,210	154.00%

See accompanying notes to consolidated financial statements.

S-F-21

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
December 31, 2013

Security Description, December 31, 2013	Par/Shares	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments – (continued)
Investments – United States – (continued)
Financial Assets
Consumer Finance Services
GLC Trust 2013-2(1)	16,698,585	$16,698,585	$16,888,126	6.65%
Total Consumer Finance Services		16,698,585	16,888,126	6.65
Total Financial Assets		$16,698,585	$16,888,126	6.65%
Total Non-Control/Non-Affiliate Investments		$409,938,187	$410,107,032	161.41%
Unfunded Obligations
Communications
HC Cable OpCo, LLC, Revolver(2) 0.50%, 7/17/2018	489,362	$(7,776)	$(7,781)	—%
Total Communications		(7,776)	(7,781)	—
Health Services
Ellman International, Inc., Revolver(2) 0.50%, 2/28/2014	1,191,328	(23,823)	(23,827)	(0.01)
Total Health Services		(23,823)	(23,827)	(0.01)
Miscellaneous Manufacturing
CTC Casting Technologies, Inc. (Compass), Delayed Draw Term Loan*(2) 0.00%, 11/27/2016	265,049	(1,962)	(1,964)	—
Valterra Products Holdings, LLC, Revolver(2) 0.50%, 5/31/2018	1,588,437	(28,028)	38,392	0.01
Total Miscellaneous Manufacturing		(29,990)	36,428	0.01
Miscellaneous Retail
PD Products, LLC, Revolver(2) 0.50%, 10/4/2018	1,361,719	$(27,233)	$(27,234)	(0.01)%
Total Miscellaneous Retail		(27,233)	(27,234)	(0.01)
Miscellaneous Services
Global Traffic Technologies, LLC, Revolver(2) 0.50%, 6/30/2015	1,458,439	(6,420)	—	—
Total Miscellaneous Services		(6,420)	—	—
Specialty Services
Vistronix, LLC, Revolver*(2) 0.50%, 12/4/2018	870,530	(8,662)	(8,667)	—
Total Specialty Services		(8,662)	(8,667)	—
Transportation Services
EZE Trucking, LLC, CapEx A Loan(2) 0.60%, 7/31/2018	1,400,000	(32,048)	(32,067)	(0.01)
Raymond Express International, LLC, Revolver(2) 0.50%, 2/28/2018	537,752	(4,579)	8,066	—
Total Transportation Services		(36,627)	(24,001)	(0.01)
Total Unfunded Obligations		$(140,531)	$(55,082)	(0.02)%

See accompanying notes to consolidated financial statements.

S-F-22

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
December 31, 2013

Security Description, December 31, 2013	Par/Shares	Cost	Fair Value	% of Net Assets
Affiliate Investments
Investments – United States – (continued)
Common Equity
Oil & Gas
Anchor Drilling Fluids USA, Inc., Common	959	2,038,456	2,137,779	0.84%
Total Oil & Gas		2,038,456	2,137,779	0.84
Total Common Equity		2,038,456	2,137,779	0.84%
Preferred Equity
Oil & Gas
Anchor Drilling Fluids USA, Inc., Preferred, 10.00% PIK	1,723	$2,721,574	$4,453,182	1.75%
Total Oil & Gas		2,721,574	4,453,182	1.75
Total Preferred Equity		$2,721,574	$4,453,182	1.75%
Debt Investments
Oil & Gas
Anchor Drilling Fluids USA, Inc., Term Loan B L+ 9.25%, 2.00% L Floor, 3/5/2014	12,438,568	$12,430,765	$12,438,568	4.90%
Total Oil & Gas		12,430,765	12,438,568	4.90
Total Debt Investments		$12,430,765	$12,438,568	4.90%
Total Affiliate Investments		$17,190,795	$19,029,529	7.49%
Total Investments – United States		$426,988,451	$429,081,479	168.88%

*	Denotes that all or a portion of the loan secures the loans under the CLO (see Note 7).
**	Reference to an alternate base rate is commonly based on the Federal Funds Rate or the Prime Rate.
(1)	GLC Trust 2013-2 includes 1,609 small balance consumer loans with an average par of $10,408, a weighted average adjusted rate of 16.8% and a weighted average maturity of September 23, 2017. As of December 31, 2013, the Company had an outstanding commitment to purchase an additional $524,000 of loans. See Note 4 for additional information.
(2)	The negative fair value is the result of the unfunded commitment being valued below par. These amounts may or may not be funded to the borrowing party now or in the future.

All debt and preferred equity investments were income producing as of December 31, 2013. Common equity investments are non-income producing unless otherwise noted.

See accompanying notes to consolidated financial statements.

S-F-23

Garrison Capital Inc. and Subsidiaries

Consolidated Statements of Operations
For the years ended December 31, 2014, December 31, 2013 and December 31, 2012

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Investment income
Interest Income
Non-Control/Non-Affiliate investments	$46,787,709	$31,455,976	$23,267,999
Other Income	2,822,972	1,146,057	381,357
Affiliate Investments	462,080	1,202,663	—
Dividend Income
Non-Control/Non-Affiliate investments	—	—	—
Affiliate Investments	385,765	—	—
Total investment income	50,458,526	33,804,696	23,649,356
Expenses
Interest	7,157,100	6,574,505	6,154,826
Loss on refinancing of GLC Trust 2013-2 revolver (see Note 7)	242,643	—	—
Loss on refinancing of senior secured notes (see Note 7)	—	426,714	3,352,725
Loss on write off of deferred offering expenses (see Note 2)	—	—	1,676,117
Management fee	8,065,476	6,326,115	2,565,251
Incentive fee	8,408,581	1,392,894	—
Professional fees	1,160,405	1,448,161	983,234
Directors' fees	378,856	368,300	293,499
Administrator expenses	711,676	786,923	248,725
Ratings fees	—	—	127,086
Other expenses	2,261,073	1,391,162	294,043
Total expenses	28,385,810	18,714,774	15,695,506
Base management fee waived	—	(3,815,756)	(288,343)
Incentive fees waived	—	(293,995)	—
Directors' fees waived	—	(34,426)	(31,191)
Administrator expenses waived	—	(101,197)	(48,417)
Net expenses	28,385,810	14,469,400	15,327,555
Net investment income before excise taxes	22,072,716	19,335,296	—
Excise tax expense	(63,250)	—	—
Net investment income	22,009,466	19,335,296	8,321,801
Realized and unrealized gain/(loss) on investments
Net realized gain/(loss) from investments
Non-Control/Non-Affiliate investments	2,200,061	(11,777,909)	3,374,154
Affiliate Investments	8,501,681	8,143	—
Net change in unrealized gain/(loss) from investments
Non-Control/Non-Affiliate investments	(388,714)	14,095,525	(7,321,528)
Affiliate Investments	(1,838,734)	1,838,734	—
Net realized and unrealized gain/(loss) on investments	8,474,294	4,164,493	(3,947,374)
Net increase in net assets resulting from operations	$30,483,760	$23,499,789	$4,374,427
Net investment income per common share/members’ capital per unit(1)	$1.31	$1.27	$0.79
Net increase in net assets resulting from operations per common share/members’ capital per unit(2)	$1.82	$1.55	$0.42
Basic weighted average common shares/members’ capital units outstanding(1)	16,758,779	15,203,166	10,498,544
Dividends and distributions declared per common share/members’ capital per unit(2)	$1.40	$1.97	$0.17

(1)	Adjusted for Reverse Stock Split for the years ended December 31, 2013 and December 31, 2012. See Note 1.
(2)	Calculated using basic weighted average common shares/members’ capital units outstanding.

See accompanying notes to consolidated financial statements.
S-F-24

Garrison Capital Inc. and Subsidiaries

Consolidated Statements of Changes in Net Assets/Members’ Capital
For the years ended December 31, 2014, December 31, 2013 and December 31, 2012

	December 31, 2014	December 31, 2013	December 31, 2012
Increase in net assets from operations:
Net investment income	$22,009,466	$19,335,296	$8,321,801
Net realized gain/(loss) from investments	10,701,742	(11,769,766)	3,374,154
Net change in unrealized (depreciation)/appreciation on investments	(2,227,448)	15,934,259	(7,321,528)
Net increase in net assets/members' capital from operations	30,483,760	23,499,789	4,374,427
Dividends and distributions to stockholders:
Return of capital – Distributions-in-kind(1)	—	(9,991,329)	—
Return of capital	—	(868,069)	(778,195)
From net investment income	(20,907,681)	(19,128,664)	(627,047)
From realized gains	(2,554,609)	—	(371,698)
Total dividends and distributions to stockholders(2)	(23,462,290)	(29,988,062)	(1,776,940)
Common Share transactions
Issuance of common stock, net of underwriting costs	—	87,463,519	—
Offering costs	—	(564,140)	—
Net increase in net assets/members' capital from common share transactions:	—	86,899,379	—
Total increase in net assets	7,021,470	80,411,106	2,597,487
Net assets at beginning of year	254,080,598	173,669,492	171,072,005
Net assets at end of year	$261,102,068	$254,080,598	$173,669,492
Net asset value per common share	$15.58	$15.16	$16.54
Common shares outstanding at end of year(3)	16,758,779	16,758,779	10,498,544
Undistributed net investment income included in net assets	$—	$—	$—

(1)	Distributions-in-kind were made to only those investors which held shares of the Company's common stock prior to the IPO.
(2)	Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal Income Tax regulations, which may differ from those amounts determined in accordance with U.S. GAAP.
(3)	Adjusted for Reverse Stock Split. See Note 1 for discussion of share transactions.

See accompanying notes to consolidated financial statements.

S-F-25

Garrison Capital Inc. and Subsidiaries

Consolidated Statements of Cash Flows
For the years ended December 31, 2014, December 31, 2013 and December 31, 2012

	December 31, 2014	December 31, 2013	December 31, 2012
Cash flows from operating activities
Net increase in net assets/members’ capital resulting from operations	$30,483,760	$23,499,789	$4,374,427
Adjustments to reconcile net increase in net assets/members’ capital resulting from operations to net cash provided (used) in operating activities:
Net accretion of discounts on investments	(1,883,082)	(1,557,419)	(1,699,040)
Net realized (gain)/loss from investments	(10,701,742)	11,769,766	(3,374,154)
Amortization of discount on senior secured notes payable	175,300	18,342	67,494
Loss on refinancing of GLC Trust 2013-2 revolving note	242,643	—	—
Loss on refinancing of senior secured notes	—	426,714	3,352,725
Amortization of deferred debt issuance costs	740,756	965,686	830,431
Net change in unrealized depreciation/(appreciation) on investments	2,227,448	(15,934,259)	7,321,528
Paid-in-kind interest	(678,832)	(260,747)	—
Purchases of investments	(427,123,270)	(435,712,205)	(128,384,308)
Paydowns of investments	293,859,576	161,474,908	191,269,778
Sales of investments	105,611,918	61,654,262	35,539,036
Changes in operating assets and liabilities:
Decrease (Increase) in restricted cash	13,704,494	41,937,629	(52,909,104)
Decrease (Increase) in due from counterparties	5,045,007	(6,660,132)	—
(Increase) Decrease in accrued interest receivable	(842,040)	(1,530,401)	127,694
(Increase) Decrease in deferred offering costs	(314,018)	—	971,933
(Increase) in prepaid administrator fee	(74,455)	—	—
(Increase) Decrease in other assets	(72,003)	(160,426)	10,417
(Decrease) Increase in due to counterparties	(7,730,936)	(7,902,306)	15,742,446
(Decrease) Increase in payables to affiliates	1,767,901	1,204,096	(143,703)
(Decrease) Increase in interest payable on notes payable	(797,929)	977,122	(276,028)
(Decrease) Increase in accrued expenses and other payables	(338,912)	(18,406)	407,660
Net cash provided by (used in) operating activities	3,301,584	(165,807,987)	73,229,232
Cash flows from financing activities
Capital contributions	—	87,463,519	—
Distributions paid to stockholders	(23,462,290)	(19,996,733)	(1,776,940)
Offering costs	—	(564,140)	—
Payments for financing	(513,481)	(3,530,310)	(3,199,375)
Repayment of revolving note	—	—	(219,500,000)
Repayment of GLC Trust 2013-2 revolving note	(9,741,676)	—	—
Net proceeeds from GLC Trust 2013-2 notes	30,402,549	9,741,676	—
Proceeds from borrowing on term note	—	34,677,767	125,000,000
Proceeds from borrowing on revolving note	—	50,000,000	—
Net cash (used in) provided by financing activities	(3,314,898)	157,791,779	(99,476,315)
Net (decrease) in cash	(13,314)	(8,016,208)	(26,247,083)
Cash at beginning of year	13,664,583	21,680,791	47,927,874
Cash at end of year	$13,651,269	$13,664,583	$21,680,791
Supplemental disclosure of cash flow information
Cash paid for interest expense	$7,065,277	$4,595,060	$5,533,031

See accompanying notes to consolidated financial statements.

S-F-26

Supplemental disclosure of non-cash information

On February 25, 2013, our board of directors approved a distribution-in-kind, or the Distribution-in-Kind, in the amount of $9,991,329 or $0.95 per share. Assets distributed were Next Generation Vending, LLC, Priority Revolving Loan in the amount of $2,000,000, Next Generation Vending, LLC, Revolver in the amount of $750,000, Next Generation Vending, LLC, Term Loan in the amount of $6,840,000 and $401,329 of accrued interest.

See accompanying notes to consolidated financial statements.

S-F-27

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2014

1. Organization

Garrison Capital Inc. (“GARS” and, collectively with its subsidiaries, the “Company”, “we” or “our”) is a Delaware corporation and is an externally managed, closed-end, non-diversified management investment company that has filed an election to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, for tax purposes, GARS has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for the period beginning October 9, 2012 and intends to qualify annually thereafter.

Garrison Capital LLC, a Delaware limited liability company, commenced operations on December 17, 2010. On October 9, 2012, Garrison Capital LLC converted from a Delaware limited liability company to a Delaware corporation (the “Conversion”). In this Conversion, Garrison Capital Inc. succeeded to the business of Garrison Capital LLC and its subsidiaries, and the members of Garrison Capital LLC became stockholders of GARS. An aggregate of 10,707,221 shares of common stock, par value $0.001 per share, were issued to the members of GARS in this Conversion in accordance with their respective pro-rata membership interests in Garrison Capital LLC. As a result of a reverse stock split on February 25, 2013, which resulted in the conversion of one share of common stock into 0.9805106 shares of common stock (the “Reverse Stock Split”), all amounts related to shares/units, share/unit prices, earnings per share/per unit and distributions per share/unit have been retroactively restated for all periods presented. As a result, the 10,707,221 shares of common stock issued in the Conversion have been retroactively restated to 10,498,544.

GARS priced its initial public offering (“IPO”) on March 26, 2013, which closed on April 2, 2013, selling 6,133,334 shares, including 800,000 shares issued pursuant to the underwriters’ over-allotment option, at a public offering price of $15.00 per share. Concurrent with the closing of the IPO, the Company’s directors, officers, employees and an affiliate of Garrison Capital Advisers LLC, a Delaware limited liability company (the “Investment Adviser”), purchased an additional 126,901 shares through a private placement transaction (the “Concurrent Private Placement”) exempt from registration under the Securities Act of 1933, as amended, at a price of $15.00 per share. GARS’ shares trade on the NASDAQ Global Select Market, or NASDAQ, under the symbol “GARS”.

The Company invests or provides direct lending in (1) first lien senior secured loans, (2) second lien senior secured loans, (3) “one-stop” senior secured loans or “unitranche” loans, (4) subordinated or mezzanine loans, (5) unsecured consumer loans and (6) to a lesser extent, selected equity co-investments in middle-market companies. The term “one-stop” or “unitranche” refers to a loan that combines characteristics of traditional first lien senior secured loans and second lien or subordinated loans. The term “mezzanine” refers to a loan that ranks senior only to a borrower’s equity securities and ranks junior in right of payment to all of such borrower’s other indebtedness. The Company’s investment objective is to generate current income and capital appreciation by investing primarily in secured loans to middle-market companies and minority equity investments in middle-market companies. The Company intends to generate risk-adjusted net returns by assembling a broad portfolio of investments.

The Company’s business and affairs are managed and controlled by the Company’s board of directors (the “Board”), of which a majority of the members are independent of the Company and the Investment Adviser and its affiliates.

On April 19, 2012, GARS formed Garrison Funding 2012-1 Manager LLC, a Delaware limited liability company (“GF 2012-1 Manager”). This entity is a wholly owned consolidated subsidiary of GARS created for the purpose of acquiring and holding an investment in Garrison Funding 2012-1 LLC, a Delaware limited liability company (“GF 2012-1”). On September 23, 2013, in anticipation of refinancing the credit facility of GF 2012-1, GF 2012-1 Manager effectuated a name change to Garrison Funding 2013-2 Manager LLC (“GF 2013-2 Manager”).

S-F-28

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2014

1. Organization  – (continued)

On April 19, 2012, GARS formed GF 2012-1 LLC for the purpose of acquiring or participating in U.S. dollar-denominated senior secured or second lien corporate loans and to acquire up to $150,000,000 in financing.

On May 21, 2012, GF 2012-1 entered into a $150,000,000 credit facility (the “Credit Facility”), consisting of $125,000,000 of term loans (“Class A-T Loans”) and $25,000,000 of revolving loans (“Class A-R Loans”), which was utilized to refinance the GF 2010-1 Notes (as defined in Note 7).

On May 17, 2013, GARS formed GLC Trust 2013-2, a Delaware statutory trust (“GLC Trust 2013-2”). This entity is a wholly owned subsidiary of GARS created for the purpose of investing in a portfolio of small balance consumer loans. GLC Trust 2013-2 is 100% owned by GARS. GLC Trust 2013-2 closed on a $10,000,000 revolving facility with Capital One Bank, N.A. on December 6, 2013 (“GLC Trust 2013-2 Revolver”). The GLC Trust 2013-2 Revolver includes an accordion feature, such that GLC Trust 2013-2 was permitted to increase the total commitment up to $15,000,000 under the terms of the loan agreement. GARS exercised this option on December 20, 2013.

On July 24, 2013, GARS formed Garrison Funding 2013-2 Ltd. (“GF 2013-2”), a Cayman Islands exempted company, for the purpose of refinancing the Credit Facility. On September 25, 2013 (the “Refinancing Date”), under Part XVI of the Cayman Islands Companies Law (2012 Revision), GF 2013-2 and GF 2012-1 merged with GF 2013-2 remaining as the surviving entity (the “Merger”). On the effective date of the Merger, all of the rights, the property, and the business, undertaking, goodwill, benefits, immunities and privileges of each individual company immediately vested in the surviving company.

On the Refinancing Date, GF 2013-2 completed a $350,000,000 collateralized loan obligation (the “CLO”) through a private placement, the proceeds of which were utilized, along with cash on hand, to refinance the existing Credit Facility (see Note 7). Immediately following the completion of the CLO, GF 2013-2 Manager owned 100% of the Subordinated Notes (as defined below). GF 2013-2 Manager serves as collateral manager to GF 2013-2 and has entered into a sub-collateral management agreement with the Investment Adviser.

On July 11, 2014, GARS increased the GLC Trust 2013-2 Revolver total commitment by $15,000,000, for a total commitment of $30,000,000. On July 18, 2014, GARS completed a $39,167,000 term debt securitization (“GLC Trust 2013-2 Notes”) collateralized by the GLC Trust 2013-2 consumer loan portfolio, to refinance the GLC Trust 2013-2 Revolver (see Note 7).

On August 15, 2013, Walnut Hill II LLC was formed for the purpose of holding a first lien equipment loan. Walnut Hill II LLC is 100% owned by GARS.

On May 29, 2014, Garrison Capital SBIC, which has an investment objective substantially similar to GARS was formed in accordance with SBIC regulations and to acquire up to $150,000,000 in financing.

On July 7, 2014, Forest Park II LLC was formed for the purpose of holding first lien equipment loans. Forest Park II LLC is 100% owned by GARS.

GARS will periodically form limited liability companies for the purpose of holding minority equity investments (the “GARS Equity Holdings Entities”). GARS intends to form a new GARS Equity Holding Entity for each minority equity investment in order to provide specific tax treatment for individual investments. The GARS Equity Holdings Entities are 100% owned by GARS.

American Stock Transfer & Trust Company, LLC (“AST”) serves as the transfer and dividend paying agent and registrar to GARS.

S-F-29

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2014

1. Organization  – (continued)

GARS entered into a custody agreement, which was effective as of October 9, 2012 (the “Custody Agreement”), with Deutsche Bank Trust Company Americas (the “Custodian”) to act as custodian for GARS. Deutsche Bank Trust Company Americas is also the trustee of GF 2013-2.

GARS entered into an administration agreement, which was effective as of October 9, 2012 (the “Administration Agreement”), with Garrison Capital Administrator LLC, a Delaware limited liability company (the “GARS Administrator”).

SEI Investments Global Fund Services, Inc. (the “Sub-Administrator”) was the Company’s sub-administrator through September 30, 2013. The Sub-Administrator performed certain accounting and administrative services for the Company and received a monthly fee from the Company equal to a percentage of the total net assets of the Company. The Sub-Administrator was also reimbursed by the Company for all reasonable out-of-pocket expenses.

GARS entered into an investment advisory agreement with the Investment Adviser, which was effective as of October 9, 2012 and subsequently amended and restated on May 6, 2014 (the “Investment Advisory Agreement”). The Investment Adviser is responsible for sourcing potential investments, conducting research and diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis subject to the supervision of the Board. The Investment Adviser was organized in November 2010 and is a registered Investment Adviser under the Investment Advisers Act of 1940, as amended. The Investment Adviser is an affiliate of Garrison Investment Group LP (the “Investment Manager”), which is also the investment manager of various stockholders of the Company.

GLC Trust 2013-2 has entered into agreements with Prosper Funding LLC, U.S. Bank National Association, Wilmington Trust, National Association and Manufacturers and Traders Trust Company to act as servicer, securities administrator, indenture trustee and custodian, respectively, for GLC Trust 2013-2.

2. Significant Accounting Policies and Recent Updates

Basis of Presentation

The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) for financial information. The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. Intercompany accounts and transactions have been eliminated in consolidation. The accounts of the subsidiaries are prepared for the same reporting period as the Company using consistent accounting policies. Certain reclassifications have been made for previous periods in order to conform to the current period’s presentation.

Basis for Consolidation

Under the investment company rules and regulations pursuant to the American Institute of Certified Public Accountants Audit and Accounting Guide for Investment Companies, codified in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services —  Investment Companies, the Company is precluded from consolidating any entity other than another investment company.

The Company generally consolidates any investment company when it owns 100% of its partners’ or members’ capital or equity units. ASC 946 provides for the consolidation of a controlled operating company that provides substantially all of its services to the investment company or its consolidated subsidiaries.

GF 2013-2 Manager owns a 100% interest in GF 2013-2, which is an investment company for accounting purposes, and also provides collateral management services solely to GF 2013-2. As such, GARS has consolidated the accounts of these entities into these consolidated financial statements. As a result of this consolidation, the amounts outstanding under the CLO are treated as the Company’s indebtedness.

S-F-30

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2014

2. Significant Accounting Policies and Recent Updates  – (continued)

The GARS Equity Holdings Entities, Walnut Hill II LLC, Forest Park II LLC and GLC Trust 2013-2 are 100% owned investment companies for accounting purposes. As such, GARS has consolidated the accounts of these entities into these consolidated financial statements. As a result of this consolidation, the amounts outstanding under the GLC Trust 2013-2 Notes are treated as the Company’s indebtedness.

Investment Classification

As required by the 1940 Act, investments are classified by level of control. “Control Investments” are investments in those companies that the Company is deemed to control as defined in the 1940 Act. “Affiliate Investments” are investments in those companies that are affiliated companies, as defined in the 1940 Act, other than Control Investments. “Non-Control/Non-Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments.

Generally, under the 1940 Act, the Company is deemed to control a company in which it has invested if it owns more than 25% of the voting securities of such company. The Company is deemed to be an affiliate of a company in which it has invested if it owns 5% or more of the voting securities of such company.

As of December 31, 2014, $467,769,463 of the Company’s investments were Non-Control/Non-Affiliate investments and $0 were Affiliate investments, and as of December 31, 2013, $410,051,950 of the Company’s investments were Non-Control/Non-Affiliate investments and $19,029,529 were Affiliate investments.

Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts and disclosures in the consolidated financial statements, including the estimated fair values of investments and the amount of income and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company defines cash equivalents as highly liquid financial instruments with original maturities of three months or less, including those held in overnight sweep bank deposit accounts. As of December 31, 2014 and December 31, 2013, cash held in designated bank accounts with its custodian was $7,635,552 and $11,277,605, respectively. As of December 31, 2014 and December 31, 2013, cash held in designated bank accounts with other major financial institutions was $6,015,717 and $2,386,978, respectively. At times, these balances may exceed federally insured limits and this potentially subjects the Company to a concentration of credit risk. The Company believes it is not exposed to any significant credit risk associated with its cash custodian.

There were no cash equivalents held as of December 31, 2014 and December 31, 2013.

Cash and Cash Equivalents, restricted

Restricted cash as of December 31, 2014 and December 31, 2013 included cash of $12,559,986 and $27,351,608, respectively, held by GF 2013-2 in designated bank accounts with its Custodian. GF 2013-2 is required to use a portion of these amounts to pay interest expense, reduce borrowings at the end of the investment period and to pay other amounts in accordance with the terms of the indenture of the CLO. Funds held by GF 2013-2 are not available for general use by the Company. Restricted cash as of December 31, 2014 and December 31, 2013 also included cash of $1,700,027 and $612,899, respectively, held by GLC Trust 2013-2 in designated restricted bank accounts. GLC Trust 2013-2 is required to use a portion of these amounts to make principal payments and pay interest expense in accordance with the terms of the indenture governing the GLC Trust 2013-2 Notes.

There were no cash equivalents, restricted held as of December 31, 2014 and December 31, 2013.

S-F-31

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2014

2. Significant Accounting Policies and Recent Updates  – (continued)

Investment Transactions and Related Investment Income and Expense

The Company records its investment transactions on a trade date basis, which is the date when management has determined that all material legal terms have been contractually defined for the transactions. These transactions could possibly settle on a subsequent date depending on the transaction type. All related revenue and expenses attributable to these transactions are reflected on the consolidated statements of operations commencing on the trade date unless otherwise specified by the transaction documents. Realized gains and losses on investment transactions are recorded using the specific identification method.

The Company accrues interest income if it expects that ultimately it will be able to collect such income. Generally, when a payment default occurs on a loan in the portfolio, or if management otherwise believes that the issuer of the loan will not be able to make contractual interest payments or principal payments, the Investment Adviser will place the loan on non-accrual status and will cease recognizing interest income on that loan until all principal and interest is current through payment or until a restructuring occurs, such that the interest income is deemed to be collectible. However, the Company remains contractually entitled to this interest.

The Company may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection. Accrued interest is written off when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. For consumer loans, any loan which is 120 past due is considered defaulted and 100% of the principal is charged off with no expected recovery or sale of defaulted receivables. The Company had recognized $1,165,035 and $52,454 in charge offs in realized losses from investments for consumer loans held by GLC Trust 2013-2 for the years ended December 31, 2014 and December 31, 2013, respectively. As of December 31, 2014 the Company had one investment that was placed on non-accrual status, and as of December 31, 2013, no investments were placed on non-accrual status.

Any original issue discounts, as well as any other purchase discounts or premiums on debt investments, are accreted or amortized and included in interest income, over the maturity periods of the investments. If a loan is placed on non-accrual status, the Company will cease recognizing amortization of purchase discount until all principal and interest is current through payment or until a restructuring occurs, such that the income is deemed to be collectible.

Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected.

Interest Expense

Interest expense is recorded on an accrual basis and is adjusted for amortization of deferred debt issuance costs and any original issue discount.

Expenses

Expenses related to, but not limited to, ratings fees, due diligence, valuation expenses and independent collateral appraisals may arise when the Company makes certain investments. These expenses are recognized as incurred in the consolidated statements of operations within ratings fees and other expenses.

Loan Origination, Facility, Commitment and Amendment Fees

The Company may receive loan origination, prepayment, facility, commitment, and amendment fees in addition to interest income during the life of the investment. The Company may receive origination fees upon the origination of an investment.

Origination fees received by the Company are initially deferred and reduced from the cost basis of the investment and subsequently accreted into interest income over the remaining stated term of the loan.

S-F-32

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2014

2. Significant Accounting Policies and Recent Updates  – (continued)

Upon the prepayment of a loan or debt security, any unamortized loan origination fees are recorded as interest income. We record prepayment premiums on loans and debt securities as interest income when we receive such amounts. Facility fees, sometimes referred to as asset management fees, are accrued as a percentage periodic fee on the base amount (either the funded facility amount or the committed principal amount). Commitment fees are based upon the undrawn portion committed by the Company and are accrued over the life of the loan.

Amendment fees are paid in connection with loan amendments and waivers and are recognized upon completion of the amendments or waivers, generally when such fees are receivable. Any such fees are included in interest income on the consolidated statements of operations.

Valuation of Investments

The Company values its investments in accordance with FASB ASC Topic 820, Fair Value Measurements and Disclosures (formerly FASB Statement No. 157, “ASC 820”). ASC 820 defines fair value, establishes a framework for measuring fair value and expands disclosures about assets and liabilities measured at fair value.

ASC 820’s definition of fair value focuses on exit price in the principal, or most advantageous, market and prioritizes the use of market-based inputs over entity-specific inputs within a measurement of fair value.

The Company’s portfolio consists of primarily debt investments and unsecured consumer loans. The fair value of the Company’s investments is initially determined by investment professionals of the Investment Adviser and ultimately determined by the Board on a quarterly basis. In valuing the Company’s debt investments, the Investment Adviser generally uses various approaches, including proprietary models that consider the analyses of independent valuation agents as well as credit risk, liquidity, market credit spreads, other applicable factors for similar transactions, bid quotations obtained from other financial institutions that trade in similar investments or based on bid prices provided by independent third party pricing services.

The types of factors that the Board may take into account when reviewing the fair value initially derived by the Investment Adviser and determining the fair value of the Company’s debt investments generally include, as appropriate, comparison to publicly traded securities, including such factors as yield, maturity and measures of credit quality, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business and other relevant factors.

In valuing the Company’s unsecured consumer loans, the Investment Adviser generally uses a discounted cash flow methodology based upon a set of assumptions. The primary assumptions used to value the unsecured consumer loans include prepayment and default rates derived from historical performance, actual performance as compared to historical projections and discount rate. The types of factors that the Board may take into account when reviewing the fair value initially derived by the Investment Adviser and determining the fair value of the Company’s consumer loan investments generally include, as appropriate, prepayment and default rates derived from historical performance, actual performance as compared to historical projections and discount rates.

The Board has retained several independent valuation firms to review the valuation of each portfolio investment that does not have a readily available market quotation at least once during each 12-month period. To the extent a security is reviewed in a particular quarter, it is reviewed and valued by only one service provider.

However, the Board does not intend to have de minimis investments of less than 0.5% of the Company’s total assets (up to an aggregate of 10.0% of the Company’s total assets) independently reviewed.

The Board is responsible for determining the fair value of the Company’s assets in good faith using a documented valuation policy and consistently applied valuation process.

S-F-33

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2014

2. Significant Accounting Policies and Recent Updates  – (continued)

Due to the nature of the Company’s strategy, the Company’s portfolio is primarily comprised of relatively illiquid investments that are privately held. Inputs into the determination of fair value of the Company’s portfolio investments require significant management judgment or estimation. This means that the Company’s portfolio valuations are based on unobservable inputs and the Investment Adviser’s own assumptions about how market participants would price the asset or liability in question. Valuations of privately held investments are inherently uncertain and they may fluctuate over short periods of time and may be based on estimates. The determination of fair value by the Board may differ materially from the values that would have been used if a ready market for these investments existed.

The valuation process is conducted at the end of each fiscal quarter, with a portion of the Company’s valuations of portfolio companies without market quotations subject to review by the independent valuation firms each quarter. When an external event with respect to one of the Company’s portfolio companies, such as a purchase transaction, public offering or subsequent equity sale occurs, we expect to use the pricing indicated by the external event to corroborate our valuation.

With respect to investments for which market quotations are not readily available, our Board will undertake a multi-step valuation process each quarter, as described below:

•	The Company’s valuation process begins with each portfolio company or investment being initially valued by investment professionals of the Investment Adviser responsible for credit monitoring.
•	Preliminary valuation conclusions are then documented and discussed with our senior management and the Investment Adviser.
•	The valuation committee of the Board reviews these preliminary valuations.
•	At least once annually, the valuation for each portfolio investment that does not have a readily available quotation is reviewed by an independent valuation firm, subject to the de minimis exception described above.
•	The Board discusses valuations and determines the fair value of each investment in the Company’s portfolio in good faith.

Net assets could be materially affected if the determinations regarding the fair value of the investments were materially higher or lower than the values that are ultimately realized upon the disposal of such investments.

Offering Costs

Deferred offering costs consist of fees paid in relation to legal, accounting, regulatory and printing work completed in preparation of equity or debt offerings and are charged against proceeds from the offerings when received. Total offering costs of $564,140 were charged against proceeds for the year ended December 31, 2013. As of December 31, 2014, $314,018 of expenses associated with the shelf registration statement initially filed on April 3, 2014 (“Registration Statement”) were deferred and included in deferred offering costs. These amounts will be charged against proceeds from offerings of securities when received.

The Company previously expensed $1,676,117 of costs related to its delayed offering in 2012. Of those costs, $0 was included in accrued expenses and other payables as of December 31, 2014 and December 31, 2013.

Dividends and Distributions

Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend or distribution is determined by the Board each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are distributed at least annually, although the Company may decide to retain such capital gains for investment.

S-F-34

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2014

2. Significant Accounting Policies and Recent Updates  – (continued)

The Company adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if the Board authorizes, and we declare, a cash dividend or other distribution, then our stockholders who have not ‘opted out’ of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock acquired by AST through open-market purchases, rather than receiving the cash distribution. As of December 31, 2014, no new shares were issued to fulfill the dividend reinvestment plan.

No action is required on the part of a registered stockholder to have its cash dividend or other distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying AST in writing so that such notice is received by AST no later than the record date for distributions to stockholders. AST will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends or other distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, AST will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends and other distributions in cash by notifying their broker or other financial intermediary of their election.

Earnings and net asset value per share

The earnings per share, net asset value per share and average shares outstanding calculations for the years ended December 31, 2013 and December 31, 2012 are based on the assumption that the number of shares issued on the date of the Conversion (10,498,544 shares of common stock) had been issued on January 1, 2012, as adjusted for the Reverse Stock Split.

Income Taxes

Prior to the Conversion, Garrison Capital LLC was treated as a partnership for U.S. federal, state and local income tax purposes and, therefore, no provision has been made in the accompanying consolidated financial statements for federal, state or local income taxes. In accordance with the partnership tax law requirements, each partner would include their respective components of Garrison Capital LLC’s taxable profits or losses, as shown on their Schedule K-1s in their respective tax or information returns. GF 2013-2, GF 2013-2 Manager, the GARS Equity Holdings Entities, Walnut Hill II LLC and Forest Park II LLC are disregarded entities for tax purposes. GLC Trust 2013-2 is a grantor trust for U.S. taxable income purposes, whereby the income reverts to GARS.

S-F-35

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2014

2. Significant Accounting Policies and Recent Updates  – (continued)

As discussed in Note 1, for tax purposes, GARS elected to be treated as a RIC under Subchapter M of the Code, for the period from the date of the Conversion, beginning October 9, 2012, and intends to qualify annually thereafter. Such election was made upon the filing of the Company’s first tax return. Accordingly, no provision for federal income tax has been made in the financial statements for the years ended December 31, 2014, December 31, 2013 or December 31, 2012.

Each taxable year, GARS intends to comply with all RIC qualification provisions contained in the Code including certain source-of-income and asset diversification requirements, as well as distribution requirements to our stockholders equal to at least 90% of “investment company taxable income”. “Investment company taxable income” is generally defined as net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses. As a RIC, GARS generally does not have to pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that it distributes to its stockholders in a timely manner. However, GARS is subject to U.S. federal income taxes at regular corporate tax rates on any net ordinary income or net capital gain not distributed to its stockholders assuming at least 90% of its investment company taxable income is distributed timely.

Depending on the level of taxable income earned in a tax year, the Company may choose to retain taxable income in excess of current year dividend distributions, and would distribute such taxable income in the next tax year. The Company would then pay a 4% excise tax on such taxable income, as required. To the extent that the Company determines that its estimated current year annual taxable income, determined on a calendar basis, could exceed estimated current calendar year dividend distributions, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. For the years ended December 31, 2014, December 31, 2013, and December 31, 2012, $63,250, $0 and $0, respectively, was recorded for U.S. federal excise tax.

In addition, GARS has certain wholly-owned taxable subsidiaries (the “Taxable Subsidiaries”), each of which holds a portion of one or more of our portfolio investments that are listed on the Consolidated Schedule of Investments. The Taxable Subsidiaries are consolidated for financial reporting purposes in accordance with GAAP, so that our consolidated financial statements reflect our investments in the portfolio companies owned by the Taxable Subsidiaries. The purpose of the Taxable Subsidiaries is to permit GARS to hold certain interests in portfolio companies that are organized as limited liability companies (“LLCs”) (or other forms of pass-through entities) and still satisfy the RIC tax requirement that at least 90.0% of the RIC’s gross income for federal income tax purposes must consist of qualifying investment income. Absent the Taxable Subsidiaries, a proportionate amount of any gross income of an LLC (or other pass-through entity) portfolio investment would flow through directly to the RIC. To the extent that such income did not consist of investment income, it could jeopardize GARS ability to qualify as a RIC and therefore cause GARS to incur significant amounts of corporate-level U.S. federal income taxes. Where interests in LLCs (or other pass-through entities) are owned by the Taxable Subsidiaries, however, the income from such interests is taxed to the Taxable Subsidiaries and does not flow through to the RIC, thereby helping GARS preserve its RIC status and resultant tax advantages. The Taxable Subsidiaries are not consolidated for U.S. federal income tax purposes and may generate income tax expense as a result of their ownership of the portfolio companies.

S-F-36

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2014

2. Significant Accounting Policies and Recent Updates  – (continued)

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal tax regulations, which may differ from amounts determined in accordance with U.S. GAAP and those differences could be material. These book-to-tax differences are either temporary or permanent in nature. Reclassifications due to permanent differences have no impact on net assets. The below were reclassifications made due to permanent differences for the tax year ended December 31, 2014:

Accumulated Net Investment Income/(Loss)	$(1,101,785)
Accumulated Net Realized Gain/(Loss)	1,165,035
Paid-In Capital	$(63,250)

The permanent book-to-tax differences arose primarily due to the tax classification of certain short-term capital losses and the accrual of nondeductible U.S. federal excise taxes.

Taxable income differs from the net increase (decrease) in net assets resulting from operations primarily due to the exclusion of unrealized appreciation (depreciation) on investments from taxable income until they are realized, book-to-tax temporary differences related to the deductibility of accrued Incentive Fees payable to the Investment Adviser attributable to unrealized appreciation (depreciation) on investments, book-to-tax temporary differences on taxable income inclusions of investment income earned on certain securities that was accrued for tax but not for U.S. GAAP, and book-to-tax temporary differences related to utilization of net capital gain loss carryforwards from prior years.

The following table reconciles net increase in net assets resulting from operations to taxable income for tax year ended December 31, 2014:

December 31, 2014
Net Increase in Net Assets Resulting from Operations	$30,483,760
Net Change in Unrealized Appreciation/(Depreciation) on Investments	2,227,448
Permanent Book-to-Tax Differences	63,250
Temporary Book-to-Tax Differences	(3,663,853)
Taxable Income Before Deductions for Distribution	$29,110,605

As of December 31, 2014, the accumulated earnings/(deficit) on a tax basis is:

December 31, 2014
Undistributed ordinary income	$5,648,315
Accumulated capital gain and other gains/(losses)	—
Unrealized (depreciation)/appreciation on investments	(2,303,915)
Total accumulated earnings/(deficit)	$3,344,400

The tax character of distributions paid for the years ended December 31, 2014 and December 31, 2013 were as follows:

	2014	2013
Ordinary	$23,462,290	$16,295,282
Long-term Capital Gain	—	—
Return of Capital	—	1,301,434
Total	$23,462,290	$17,596,716

S-F-37

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2014

2. Significant Accounting Policies and Recent Updates  – (continued)

As of December 31, 2014, the components of accumulated losses on a tax basis, as detailed below, differ from the amounts reflected per GARS’ consolidated statement of assets and liabilities by temporary book-to-tax differences arising from book-to-tax differences related to the deductibility of accrued Incentive Fees payable to the Investment Adviser attributable to unrealized appreciation (depreciation) on investments and book-to-tax differences on taxable income inclusions of investment income earned on certain securities that was accrued for tax but not for U.S. GAAP.

Other Temporary Differences	$(2,169,496)
Unrealized (Depreciation)/Appreciation	(134,419)
Total Components of Unrealized Income	$(2,303,915)

As of December 31, 2014, the federal income tax basis of investments was $467,903,883 resulting in net unrealized loss of $704,823.

The Company is required to determine whether a tax position of the Company is more likely-than-not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. De-recognition of a tax benefit previously recognized could result in the Company recording a tax liability that could negatively impact the Company’s net assets.

U.S. GAAP provides guidance on thresholds, measurement, de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition that is intended to provide better financial statement comparability among different entities.

The Company has concluded that it was not necessary to record a liability for any such tax positions as of December 31, 2014, December 31, 2013 and December 31, 2012. However, the Company’s conclusions regarding this policy may be subject to review and adjustment at a later date based on factors including ongoing analyses of, and changes to, tax laws, regulations and interpretations thereof.

The Company’s activities from commencement of operations remain subject to examination by U.S. federal, state, and local tax authorities. No interest expense or penalties have been assessed as of December 31, 2014, December 31, 2013 and December 31, 2012. If the Company were required to recognize interest and penalties, if any, related to unrecognized tax benefits this would be recognized as income tax expense in the consolidated statement of operations.

As of December 31, 2014 and December 31, 2013, the Company had cumulative capital loss carryforwards of $0 and $5,833,349, respectively.

Recent accounting pronouncements

In May 2014, FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606), which supersedes the revenue recognition requirements in Topic 605, Revenue Recognition. Under the new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. This guidance is effective for annual and interim reporting periods beginning after December 15, 2016, and early application is not permitted. The Company does not expect ASU 2014-09 to have a material impact on the Company’s consolidated financial position or disclosures.

S-F-38

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2014

2. Significant Accounting Policies and Recent Updates  – (continued)

In August 2014, FASB issued ASU 2014-13, Consolidation (Topic 810): Measuring the Financial Assets and Financial Liabilities of a Consolidated Collateralized Financing Entity, containing new guidance for fair valuing the financial assets and financial liabilities of a consolidated collateralized financing entity. This guidance is effective for annual and interim periods beginning after December 15, 2015. The Company does not expect ASU 2014-13 to have a material impact on the Company’s consolidated financial position or disclosures.

3. Investments

The Company’s investments include debt investments (both funded and unfunded, “Debt Investments”), preferred and minority equity investments (“Equity”) of diversified companies and a portfolio of unsecured small balance consumer loans (“Financial Assets”).

These financial instruments also may be purchased indirectly through an interest in a limited partnership or a limited liability company. Certain of the risks of investing in the financial instruments of a distressed borrower or a company are discussed herein.

The Company may invest in assets for which the underlying borrower or companies are experiencing various forms of financial, operational, legal, and/or other distress or impairment, including companies involved in bankruptcy or other reorganization or liquidation proceedings, and those which might become involved in such proceedings. Through investing in these assets, the Company is exposed to credit risk relating to whether the borrower will meet its obligation to pay when it comes due until the investments are sold or mature. Any investment in a distressed company may involve special risks.

The Company’s transactions in Debt Investments are normally secured financings that are collateralized by physical assets and/or the enterprise value of the borrower. This collateral, and the Company’s rights to this collateral, are different depending on the specific transaction and are defined by the legal documents agreed to in the transaction.

The terms of the Debt Investments may require the Company to extend to a borrower additional credit or provide funding for any unfunded portion of such Debt Investments at the request of the borrower. This exposes the Company to potential liabilities that are not reflected on the consolidated statements of financial condition. As of December 31, 2014 and December 31, 2013, the Company had $18,180,287 and $9,162,616 of unfunded obligations with a fair value of $(306,610) and $(55,082) respectively. The negative fair value is the result of the unfunded commitment being valued below par. These amounts may or may not be funded to the borrowing party now or in the future. The unfunded commitments relate to loans with various maturity dates, but the entire amount was eligible for funding to the borrowers as of December 31, 2014 and December 31, 2013, respectively, subject to the terms of each loan’s respective credit agreement.

There is no central clearinghouse for the Company’s Debt Investments, Equity or Financial Assets, nor is there a central depository for custody of any such interests. The processes by which these interests are cleared, settled and held in custody are individually negotiated between the parties to the transaction. This subjects the Company to operational risk to the extent that there are delays and failures in these processes. The Custodian maintains records of the investments owned by the Company.

S-F-39

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2014

4. Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities which qualify as financial instruments approximate the carrying amounts presented in the consolidated statements of financial condition.

U.S. GAAP requires enhanced disclosures about investments that are measured and reported on a fair value basis. Under U.S. GAAP, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Further, the guidance distinguishes between inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs). Various inputs are used in determining the values of the Company’s investments and these inputs are categorized as of each valuation date.

The inputs are summarized in three broad levels listed below:

•	Level 1 — quoted unadjusted prices in active markets for identical investments as of the reporting date.
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments, credit risk, etc.).
•	Level 3 — significant unobservable inputs (including the reporting entity’s own assumptions about the assumptions market participants would use in determining the fair values of investments or indicative bid prices from unaffiliated market makers or independent third party pricing services).

Fair value of publicly traded instruments is generally based on quoted market prices. Fair value of non-publicly traded instruments, and of publicly traded instruments for which quoted market prices are not readily available, may be determined based on other relevant factors, including bid quotations from unaffiliated market makers or independent third party pricing services, the price activity of comparable instruments and valuation pricing models.

For those investments valued using quotations, the bid price is generally used, unless the Company determines that it is not representative of an exit price. To the extent observable market data is available, such information may be the result of consensus pricing information or broker quotes. Due to the fact that the significant inputs used by the contributors of the consensus pricing source or the broker are unobservable and evidence with respect to trading levels is not available, any investments valued using indicative bid prices from unaffiliated market makers and independent third party pricing services have been classified within Level 3.

Investments classified as Level 3 may be fair valued using the income and market approaches, using a market yield valuation methodology or enterprise value methodology.

Factors that could affect fair value measurements of debt investments using the above referenced approaches include assumed growth rates, capitalization rates, discount rates, loan-to-value ratios, liquidation value, relative capital structure priority, market comparables, compliance with applicable loan, covenant and interest coverage performance, book value, market derived multiples, reserve valuation, assessment of credit ratings of an underlying borrower, review of ongoing performance, review of financial projections as compared to actual performance, review of interest rate and yield risk.

S-F-40

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2014

4. Fair Value of Financial Instruments  – (continued)

Factors that could affect fair value measurements of consumer loans using the above referenced approaches include prepayment rates, default rates, review of financial projections as compared to actual performance and discount rates.

Such factors may be given different weighting depending on management’s assessment of the underlying investment, and management may analyze apparently comparable investments in different ways. The Company has used, and intends to continue to use, independent valuation firms to provide additional corroboration for estimating the fair values of investments. Valuations performed by the independent valuation firms may utilize proprietary models and inputs. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

All of the Company’s investments (other than cash and cash equivalents) are classified as Level 3 under ASC 820.

The following table summarizes the valuation of the Company’s investments measured at fair value based on the fair value hierarchy detailed above as of December 31, 2014 and December 31, 2013:

	As of December 31, 2014			Total
	Level 1	Level 2	Level 3
Senior Secured(1)	$—	$—	$399,188,829	$399,188,829
Second Lien	—	—	13,652,140	13,652,140
Mezzanine	—	—	7,361,336	7,361,336
Subordinated	—	—	4,066,554	4,066,554
Preferred Equity Investments	—	—	5,791,276	5,791,276
Common Equity Investments	—	—	1,379,521	1,379,521
Financial Assets	—	—	36,329,807	36,329,807
	$—	$—	$467,769,463	$467,769,463

(1)	Includes unfunded obligations with a fair value of $(306,610).

	As of December 31, 2013			Total
	Level 1	Level 2	Level 3
Senior Secured(1)	$—	$—	$382,888,163	$382,888,163
Second Lien	—	—	13,680,535	13,680,535
Mezzanine	—	—	7,080,998	7,080,998
Preferred Equity Investments	—	—	5,453,182	5,453,182
Common Equity Investments	—	—	3,090,475	3,090,475
Financial Assets	—	—	16,888,126	16,888,126
	$—	$—	$429,081,479	$429,081,479

(1)	Includes unfunded obligations with a fair value of $(55,082).

The net change in unrealized (depreciation)/appreciation for the year ended December 31, 2014 and December 31, 2013 reported within the net change in unrealized appreciation/(depreciation) on investments in the Company’s consolidated statements of operations attributable to the Company’s Level 3 assets was $(2,227,448) and $15,934,259, respectively.

S-F-41

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2014

4. Fair Value of Financial Instruments  – (continued)

The following table is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the year ended December 31, 2014:

Year Ended December 31, 2014
	Senior Secured Investments	Second Lien Investments	Mezzanine Investments	Real Estate Loan Investments	Subordinated Investments	Unsecured Investments	Preferred Equity Investments	Common Equity Investments	Financial Assets	Total
Fair value, beginning of year	$382,888,163	$13,680,535	$7,080,998	$—	$—	$—	$5,453,182	$3,090,475	$16,888,126	$429,081,479
Transfers into Level 3(1)	(4,916,653)	4,916,653	—	—	—	—	—	—	—	—
Total net realized and unrealized gain/(loss) on investments	(1,204,048)	103,640	106,875	33,149	(1,521,077)	—	6,220,711	6,601,933	(1,866,889)	8,474,294
Total net accretion of discounts on investments	1,629,143	61,024	26,064	166,851	—	—	—	—	—	1,883,082
Purchases/Issuances	355,820,327	14,810,986	147,399	10,150,374	5,587,631	6,592,692	—	—	34,692,693	427,802,102
Sales	(91,416,414)	—	—	—	—	—	(5,882,617)	(8,312,887)	—	(105,611,918)
Paydowns	(243,611,689)	(19,920,698)	—	(10,350,374)	—	(6,592,692)	—	—	(13,384,123)	(293,859,576)
Fair value, end of year	$399,188,829	$13,652,140	$7,361,336	$—	$4,066,554	$—	$5,791,276	$1,379,521	$36,329,807	$467,769,463
Net change in unrealized appreciation/(depreciation) on investments in our Consolidated Statement of Operations attributable to our Level 3 assets	$(3,148,739)	$(35,709)	$106,875	$—	$(1,521,077)	$—	$5,001,314	$426,901	$(701,854)	$127,711

(1)	Transfers into or out of Level 1, 2 or 3 are recognized at the reporting date. There were no transfers of investments between levels by the Company for the year ended December 31, 2014.

The following table is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the year ended December 31, 2013:

	Year Ended December 31, 2013
	Senior Secured Investments	Second Lien Investments	Mezzanine Investments	Preferred Equity Investments	Common Equity Investments	Financial Assets	Total
Fair value, beginning of year	$217,225,589	$2,625,596	$—	$—	$254,600	$—	$220,105,785
Transfers into Level 3(1)	—	—	—	—	—	—	—
Transfers out of Level 3(1)	—	—	—	—	—	—	—
Total net realized and unrealized gain/(loss) on investments	2,607,834	(227,209)	(477)	1,731,608	(93,001)	145,738	4,164,493
Total net accretion of discounts on investments	1,508,389	37,676	11,354	—	—	—	1,557,419
Purchases/Issuances	391,730,629	12,411,250	7,070,121	3,721,574	2,928,876	18,110,502	435,972,952
Sales(2)	(70,239,262)	(1,005,000)	—	—	—	—	(71,244,262)
Paydowns	(159,945,016)	(161,778)	—	—	—	(1,368,114)	(161,474,908)
Fair value, end of year	$382,888,163	$13,680,535	$7,080,998	$5,453,182	$3,090,475	$16,888,126	$429,081,479
Net change in unrealized appreciation/ (depreciation) on investments in our Consolidated Statement of Operations attributable to our Level 3 assets	$1,645,825	$(235,944)	$(477)	$—	$1,638,629	$—	$3,048,033

(1)	Transfers into or out of Level 1, 2 or 3 are recognized at the reporting date. There were no transfers of investments between levels by the Company for the year ended December 31, 2013.
(2)	Includes $9,590,000 Distribution-in-Kind.

S-F-42

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2014

4. Fair Value of Financial Instruments  – (continued)

The following table is a quantitative disclosure about significant unobservable inputs (Level 3) that were used in determining fair value at December 31, 2014:

	Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at December 31, 2014	Valuation Technique	Unobservable Input	Range		Weighted Average
				Low	High
Senior Secured Investments(1)	$399,188,829	Comparable yield approach	Market rate(2)	3.9%	19.7%	10.7%
		Market comparable companies	EBITDA multiple(4)	1.9x	11.0x	6.4x
Second Lien Investments	13,652,140	Comparable yield approach	Market rate(2)	6.6%	11.5%	10.1%
		Market comparable companies	EBITDA multiple(4)	5.0x	9.3x	8.1x
Mezzanine Investments	7,361,336	Comparable yield approach	Market rate(2)	14.0%	14.0%	14.0%
		Market comparable companies	EBITDA multiple(4)	5.0x	5.0x	5.0x
Subordinated Investments	4,066,554	Market comparable companies	EBITDA multiple(4)	5.1x	5.1x	5.1x
Equity Investments(2)	7,170,797	Market comparable companies	EBITDA multiple(4)	5.0x	7.0x	5.6x
		Market comparable companies	Origination fees multiple	20.0x	20.0x	20.0x
Financial Assets(3)	36,329,807	Discounted cash flows	Interest rate	10.3%	31.3%	15.7%
			Conditional prepayment rate (“CPR”)	18.5%	83.6%	43.5%
			Constant default rate (“CDR”)	6.5%	33.0%	14.7%
			Discount rate	8.3%	8.3%	8.3%
Total	$467,769,463

(1)	Includes total unfunded obligations of $(306,610).
(2)	Market rate is calculated based on the fair value of the investments and interest expected to be received using the current rate of interest at the balance sheet date to maturity, excluding the effects of future scheduled principal amortizations.
(3)	Financial Assets are aggregated by the level of risk associated with the underlying loan, measured by the estimated loss rate. The estimated loss rate is based on the historical performance of loans with similar characteristics, the borrower’s credit score obtained from an official credit reporting agency at origination, debt-to-income ratios at origination, information from the borrower’s credit report at origination, as well as the borrower’s self-reported income range, occupation and employment status at origination. Financial Asset risk ratings are assigned on a scale from A through F, with A having the lowest level of risk and F having the highest level of risk. As of December 31, 2014, 26.0%, 30.2%, 31.8%, 7.7%, 3.8% and 0.5% of the total fair value of Financial Assets was comprised of A, B, C, D, E and F risk rated loans, respectively. See exhibit 99.2 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 for detail on underlying loans.
(4)	Excludes non-operating portfolio companies, which we define as those with loans collateralized by real estate or other hard assets.

S-F-43

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2014

4. Fair Value of Financial Instruments  – (continued)

The following table is a quantitative disclosure about significant unobservable inputs (Level 3) that were used in determining fair value at December 31, 2013:

	Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at December 31, 2013	Valuation Technique	Unobservable Input	Range		Weighted Average
				Low	High
Senior Secured Investments(1)	$382,888,163	Comparable yield approach	Market rate(2)	3.2%	29.8%	9.7%
		Market comparable companies	EBITDA multiple	4.2x	11.0x	6.8x
Second Lien Investments	13,680,535	Comparable yield approach	Market rate(2)	7.8%	11.7%	10.3%
		Market comparable companies	EBITDA multiple	6.5x	10.6x	7.8x
Mezzanine Investments	7,080,998	Comparable yield approach	Market rate(2)	14.5%	14.5%	14.5%
		Market comparable companies	EBITDA multiple	6.0x	6.0x	6.0x
Equity Investments(3)	8,543,657	Market comparable companies	EBITDA multiple	5.0x	7.0x	5.8x
		Market comparable companies	Origination fees multiple	2.6x	11.0x	5.4x
Financial Assets(4)	16,888,126	Discounted cash flows	Interest rate	10.9%	31.3%	16.9%
			Conditional prepayment rate (“CPR”)	18.5%	83.6%	41.9%
			Constant default rate (“CDR”)	6.5%	33.0%	14.8%
			Discount rate	10.0%	10.0%	10.0%
Total	$429,081,479

(1)	Includes total unfunded obligations with a fair value of $(55,082).
(2)	Market rate is calculated based on the fair value of the investments and interest expected to be received using the current rate of interest at the balance sheet date to maturity, excluding the effects of future scheduled principal amortizations.
(3)	Includes preferred and common equity.
(4)	Financial Assets are aggregated by the level of risk associated with the underlying loan, measured by the estimated loss rate. The estimated loss rate is based on the historical performance of loans with similar characteristics, the borrower’s credit score obtained from an official credit reporting agency at origination, debt-to-income ratios at origination, information from the borrower’s credit report at origination, as well as the borrower’s self-reported income range, occupation and employment status at origination. Financial Asset risk ratings are assigned on a scale from A through F, with A having the lowest level of risk and F having the highest level of risk. As of December 31, 2013, 25.0%, 30.6%, 30.4%, 8.6%, 4.7% and 0.7% of the total fair value of Financial Assets was comprised of A, B, C, D, E and F risk rated loans, respectively.

Significant unobservable inputs used in the fair value measurement of the reporting entity’s Debt Investments include indicative bid quotations obtained from independent third party pricing services (“consensus pricing”), multiples of market comparable companies, and relative comparable yields.

S-F-44

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2014

4. Fair Value of Financial Instruments  – (continued)

Significant decreases (increases) in consensus pricing or market comparables could result in significantly lower (higher) fair value measurements. Significant increases (decreases) in comparable yields could result in significantly lower (higher) fair value measurements. Generally, a change in the assumption used for relative comparable yields is accompanied by a directionally opposite change in the assumptions used for pricing.

Significant unobservable inputs used in the fair value measurement of the reporting entity’s Equity Investments include market comparables. Significant decreases (increases) in market comparables could result in significantly lower (higher) fair value measurements.

Significant unobservable inputs used in the fair value measurement of the reporting entity’s Financial Assets include interest rate, prepayment rate, unit loss rate and discount rate.

Significant decreases (increases) in interest rates or prepayment rates could result in significantly lower (higher) fair value measurements. Significant increases (decreases) in unit loss rates or discount rates could result in significantly lower (higher) fair value measurements.

The composition of the Company’s portfolio by industry at cost and fair value as of December 31, 2014 was as follows:

Industry	Cost of Investments		Fair Value of Investment
Miscellaneous Manufacturing	$85,907,977	18.4%	$83,839,078	17.9%
Miscellaneous Services	67,126,051	14.3	65,403,930	14.0
Consumer Finance Services	48,119,013	10.3	52,580,109	11.2
Health Services	47,189,920	10.1	46,537,536	9.9
Transportation Services	28,416,509	6.1	27,632,673	5.9
Miscellaneous Retail	22,444,469	4.8	22,551,302	4.8
Chemicals	18,925,806	4.0	19,073,797	4.1
Food Stores – Retail	18,556,111	4.0	18,636,449	4.0
Automotive	17,318,944	3.7	17,425,287	3.7
Insurance Agents	15,985,384	3.4	15,988,400	3.4
Communications	15,575,536	3.3	15,763,563	3.4
Restaurants	11,612,500	2.5	11,612,500	2.5
Electrical Equipment	10,378,697	2.2	10,378,581	2.2
Apparel Products	10,329,830	2.2	10,329,715	2.2
Printing & Publishing	10,296,573	2.2	10,296,458	2.2
Building & Real Estate	10,178,978	2.2	10,178,864	2.2
Specialty Services	9,928,454	2.1	9,928,394	2.1
Broadcasting & Entertainment	9,846,496	2.1	9,846,420	2.1
Oil & Gas	9,766,635	2.1	9,766,407	2.2
Total	$467,903,883	100.0%	$467,769,463	100.0%

S-F-45

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2014

4. Fair Value of Financial Instruments  – (continued)

The composition of the Company’s portfolio by industry at cost and fair value as of December 31, 2013 was as follows:

Industry	Cost of Investments		Fair Value of Investment
Miscellaneous Manufacturing	$58,157,568	13.6%	$59,578,972	13.9%
Transportation Services	45,356,779	10.6	45,352,257	10.6
Communications	40,146,138	9.4	40,461,855	9.4
Miscellaneous Services	38,621,925	9.0	38,689,163	9.0
Health Services	38,721,119	9.1	36,672,053	8.5
Oil & Gas	24,829,027	5.8	26,905,929	6.3
Food Stores – Retail	23,455,743	5.5	23,727,417	5.5
Automotive	19,521,987	4.6	19,564,271	4.6
Consumer Finance	19,144,036	4.5	19,365,626	4.5
Apparel Products	15,471,806	3.6	15,528,467	3.6
Specialty Services	15,147,452	3.5	15,083,993	3.5
Miscellaneous Retail	14,926,805	3.5	14,936,027	3.5
Broadcasting & Entertainment	14,739,458	3.5	14,657,618	3.4
Insurance Agents	13,132,253	3.1	13,359,383	3.1
Electrical Equipment	12,528,985	2.9	12,598,106	2.9
National Security	9,843,766	2.3	9,800,593	2.3
Printing & Publishing	7,140,812	1.7	6,907,969	1.6
Textile Products	3,862,146	0.9	3,875,000	0.9
Metal Mining	3,477,728	0.8	3,500,333	0.8
Restaurants	3,264,808	0.8	3,065,556	0.7
Chemicals	2,565,212	0.6	2,598,597	0.6
Wholesale Durable Goods	1,855,793	0.4	1,782,163	0.4
Machinery	797,000	0.2	790,026	0.2
Hotels and Motels	280,105	0.1	280,105	0.1
Total	$426,988,451	100.0%	$429,081,479	100.0%

Refer to the consolidated schedules of investments for detailed disaggregation of the Company’s investments.

5. Indemnifications

In the normal course of business, the Company enters into certain contracts that provide a variety of indemnifications. The Company’s maximum exposure under these indemnifications is unknown. However, no liabilities have arisen under these indemnifications in the past and, while there can be no assurances in this regard, there is no expectation that any will occur in the future. Therefore, the Company does not consider it necessary to record a liability for any indemnifications under U.S. GAAP.

6. Due To and Due From Counterparties

The Company executes investment transactions with agents, brokers, investment companies, agent banks and other financial institutions. Due to and due from counterparties include amounts related to unsettled purchase and sale transactions of investments and principal paydowns receivable from the borrowers.

S-F-46

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2014

6. Due To and Due From Counterparties  – (continued)

Amounts due to counterparties were $109,204 and $7,840,140 as of December 31, 2014 and December 31, 2013, respectively. Amounts due from counterparties as of December 31, 2014 and December 31, 2013 were $1,615,125 and $6,660,132, respectively.

7. Financing

In accordance with the 1940 Act, with certain limited exceptions, the Company is only allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing (other than the SBA debentures of an SBIC subsidiary, as permitted by exemptive relief we have been granted by SEC). As of December 31, 2014 and December 31, 2013, the Company’s asset coverage for borrowed amounts was 207.8% and 215.1%, respectively.

On November 5, 2010, GF 2010-1 completed a $300,000,000 collateralized loan securitization. GF 2010-1 was the borrower under a collateralized loan obligation facility (the “CLO Facility”) which was refinanced, as further described below. The CLO Facility consisted of senior secured notes (collectively, the “GF 2010-1 Notes”).

On May 21, 2012, GF 2012-1, the Company’s wholly-owned indirect subsidiary, entered into the Credit Facility in an aggregate principal amount of $150,000,000, consisting of $125,000,000 of term loans Class A-T Loans and $25,000,000 of revolving loans Class A-R Loans (collectively, the “GF 2012-1 Loans”) which was utilized, along with cash on hand of GF 2010-1 and Garrison Capital LLC, to redeem the existing GF 2010-1 Notes. On June 5, 2013, GF 2012-1 entered into an agreement to increase the size of the Credit Facility from $150,000,000 to $175,000,000, consisting of $125,000,000 of Class A-T loans and $50,000,000 of Class A-R loans. All other terms of the Credit Facility remained unchanged.

In connection with the execution of the Credit Facility and the redemption of the GF 2010-1 Notes in accordance with the indenture governing such notes, a majority of the loans and other assets owned or financed under such indenture were sold or contributed to GF 2012-1 as collateral for the Credit Facility.

The redemption of the GF 2010-1 Notes resulted in a $3,352,725 loss for the year ended December 31, 2012 due to the write off of deferred debt issuance costs in the amount of $2,397,825 and the recognition of $954,900 of unamortized original issue discount on the GF 2010-1 Notes, which are included in loss on refinancing of senior secured notes on the consolidated statements of operations. For purposes of the Company’s consolidated financial statements, there were no gains or losses recognized as part of the sale from GF 2010-1 to GF 2012-1.

GARS had the ability to refinance the Credit Facility through a collateralized loan obligation as provided by certain provisions of the Credit Facility agreement.

On the Refinancing Date, GF 2013-2 completed the CLO through a private placement of (1) $50,000,000 of AAA(sf) rated Class A-1R revolving notes (“Class A-1R Notes”), which bear interest at either the CP Rate (as defined in the indenture governing the CLO) or the London Interbank Offered Rate (“LIBOR”) plus 1.90%; (2) $111,175,000 of AAA(sf) rated Class A-1T notes (“Class A-1T Notes”), which bear interest at three-month LIBOR plus 1.80%; (3) $24,150,000 of AA(sf) rated Class A-2 notes (“Class A-2 Notes” and collectively with the Class A-1R Notes and the Class A-1T Notes, the “Class A Notes”), which bear interest at three-month LIBOR plus 3.40%; (4) $25,025,000 of A(sf) rated Class B notes (“Class B Notes”), which bear interest at three-month LIBOR plus 4.65%; (5) $13,650,000 of Class C notes (not rated) (“Class C Notes” and collectively with the Class A Notes and Class B Notes, the “Secured Notes”), which bear interest at three-month LIBOR plus 5.50%; and (6) $126,000,000 of subordinated notes (“Subordinated Notes” and collectively with the Class A Notes, Class B Notes and Class C Notes, the “GF 2013-2 Notes”), which do not have a stated interest rate, the proceeds of which were utilized, along with cash on hand, to refinance the existing Credit Facility. All of the GF 2013-2 Notes are scheduled to mature on September 25, 2023. As of

S-F-47

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2014

7. Financing  – (continued)

December 31, 2014, GARS had retained 100% of the Class C Notes, which are eliminated in consolidation. The Subordinated Notes represent the residual interest in GF 2013-2. Immediately following the completion of the CLO, GF 2013-2 Manager owned 100% of the Subordinated Notes, which are eliminated in consolidation.

GLC Trust 2013-2 entered into a $10,000,000 revolving facility with Capital One Bank, NA on December 6, 2013. The revolving facility included an accordion feature, such that GLC Trust 2013-2 was permitted to increase the total commitment up to $15,000,000 under the terms of the loan agreement. GLC Trust 2013-2 exercised this option on December 20, 2013.

On July 11, 2014, GARS increased the GLC Trust 2013-2 Revolver commitment by $15,000,000, for a total commitment of $30,000,000. On July 18, 2014, GARS completed a $39,167,000 million term debt securitization collateralized by the GLC Trust 2013-2 consumer loan portfolio (“GLC Trust 2013-2 Securitization”). The notes offered in the GLC Trust 2013-2 Securitization were issued by GLC Trust 2013-2 and consisted of $36,916,000 of Class A Notes (“GLC Trust 2013-2 Class A Notes”) and $2,251,000 of Class B Notes (“GLC Trust 2013-2 Class B Notes”, and collectively with the GLC Trust 2013-2 Class A Notes, the “GLC Trust 2013-2 Notes”). As of December 31, 2014, GARS has retained all of the Class B Notes, which are eliminated in consolidation. The GLC Trust 2013-2 Class A Notes bear interest at 3.00% per annum and are scheduled to mature on July 15, 2021. The proceeds of the GLC Trust 2013-2 Notes were used to refinance the GLC Trust 2013-2 Revolver, which was fully paid down and terminated concurrent with the issuance of the GLC Trust 2013-2 Notes.

The refinance of the GLC Trust 2013-2 Revolver resulted in a $242,643 loss for the year ended December 31, 2014 due to the write-off of the remaining deferred debt issuance costs paid as part of the execution of the GLC Trust 2013-2 Revolver and third party expenses incurred to effect the refinancing, which is included in loss on refinancing of GLC Trust 2013-2 Revolver on the consolidated statements of operations.

Fees paid as part of the execution of the Credit Facility, the refinance of the Credit Facility and the execution of the CLO in the amount of $6,154,758 consisted of facility fees of $4,280,250 and other costs of $1,874,508, which included rating agency fees and legal fees. Fees paid as part of the execution of the GLC Trust 2013-2 Securitization in the amount of $365,100 consisted of legal and other fees. These costs are included in deferred debt issuance costs on the consolidated statements of financial condition and will be amortized over the stated maturity of the respective loans, with $4,418,235 and $4,884,271 of deferred debt issuance costs remaining as of December 31, 2014 and December 31, 2013, respectively.

The table below shows the notes outstanding under the CLO and the GLC Trust 2013-2 Notes as of December 31, 2014:

December 31, 2014	Amortized Carrying Value	Outstanding Principal at Par	Interest Rate	Stated Maturity
Class A-1R Notes:
Class A-1R Notes	$50,000,000	$50,000,000	CP Rate or LIBOR + 1.90%	9/25/2023
Class A-1T Notes:
Class A-1T Notes	110,786,557	111,175,000	LIBOR + 1.80%	9/25/2023
Class A-2 Notes:
Class A-2 Notes	24,044,526	24,150,000	LIBOR + 3.40%	9/25/2023
Class B Notes:
Class B Notes	24,915,704	25,025,000	LIBOR + 4.65%	9/25/2023
GLC Trust 2013-2 Class A Note:
Class A Notes:	30,512,712	30,909,941	3.00%	7/15/2021
	$240,259,499	$241,259,941

S-F-48

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2014

7. Financing  – (continued)

The table below shows the loans outstanding under the Credit Facility as of December 31, 2013:

December 31, 2013	Amortized Carrying Value	Outstanding Principal at Par	Interest Rate	Stated Maturity
Senior Secured Notes:
Class A-1R Notes	$50,000,000	$50,000,000	CP Rate or LIBOR + 1.90%	9/25/2023
Class A-1T Notes:
Class A-1T Notes	110,742,112	111,175,000	LIBOR + 1.80%	9/25/2023
Class A-2 Notes:
Class A-2 Notes	24,032,457	24,150,000	LIBOR + 3.40%	9/25/2023
Class B Notes:
Class B Notes	24,903,198	25,025,000	LIBOR + 4.65%	9/25/2023
GLC Trust 2013-2 Revolving Note:
Revolving Note:	9,741,676	9,741,676	LIBOR + 3.50%	12/6/2015
	$219,419,443	$220,091,676

At December 31, 2014 and December 31, 2013, $0 and $0, respectively, of the Class A-1R Notes remained undrawn. The Class A-1R Notes bear a 1.00% annual fee on undrawn amounts.

The fair value of the GF 2013-2 Notes and GLC Trust 2013-2 Notes approximated the carrying value on the consolidated statements of financial condition at December 31, 2014 and December 31, 2013, respectively.

The ability of GF 2013-2 to draw under the Class A-1R Notes terminates on September 25, 2016, which is also the end of the extended reinvestment period, and the notes issued by the CLO mature on September 25, 2023. The Secured Notes are secured by all of the assets held by GF 2013-2.

The indenture governing the notes issued as part of the CLO provides that, to the extent cash is available from cash collections, the holders of the GF 2013-2 Notes are to receive quarterly interest payments on the 20th day or, if not a business day, the next succeeding business day of February, May, August and November of each year, commencing in February 2014, until the stated maturity.

Under the documents governing the CLO, there are two coverage tests applicable to the Secured Notes. The first test compares the amount of interest received on the collateral loans held by GF 2013-2 to the amount of interest payable on the Secured Notes under the CLO in respect of the amounts drawn and certain expenses. To meet this first test, at any time, the aggregate amount of interest received on the collateral loans must equal, after the payment of certain fees and expenses, at least 135.0% of the aggregate amount of interest payable on the Class A Notes, 125.0% of the interest payable on the Class A Notes and Class B Notes, taken together, and 115% of the interest payable on the Class A Notes, Class B Notes and Class C Notes, taken together.

The second test compares the aggregate principal amount of the collateral loans, as calculated in accordance with the indenture, to the aggregate outstanding principal amount of the Secured Notes in respect of the amounts drawn. To meet this second test at any time, the aggregate principal amount of the collateral loans must equal at least 173.4% of the aggregate outstanding principal amount of the Class A Notes, 156.1% of the aggregate principal amount of the Class A Notes and Class B Notes, taken together, and 148.1% of the aggregate outstanding principal amount of the Class A Notes, Class B Notes and Class C Notes, taken together.

S-F-49

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2014

7. Financing  – (continued)

If the coverage tests are not satisfied with respect to a quarterly payment date, GF 2013-2 will be required to apply available amounts to the repayment of interest on and principal of the GF 2013-2 Notes to the extent necessary to satisfy the applicable coverage tests and, as a result, there may be reduced funds available for GF 2013-2 to make additional investments or to make distributions on the Company’s equity interests in GF 2013-2. Additionally, compliance is measured on each day collateral loans are purchased, originated or sold and in connection with monthly reporting to the note holder. Furthermore, if under the second coverage test the aggregate principal amount of the collateral loans equals 125.0% or less of the aggregate outstanding principal amount on the Class A-1 Notes and remains so for ten business days, an event of default will be deemed to have occurred. As of December 31, 2014 and December 31, 2013, the Trustee has asserted that all of the coverage tests were met.

The indenture governing the GLC Trust 2013-2 Notes provides that, to the extent cash is available from cash collections, the holders of the GLC Trust 2013-2 Notes are to receive monthly interest and principal payments on the 15th day or, if not a business day, the next succeeding business day, commencing in August 2014, until the stated maturity.

Under the indenture governing the GLC Trust 2013-2 Notes, there are two applicable monthly tests. The first test compares the principal balance of the underlying loans to the principal balance of the GLC Trust 2013-2 Notes. To meet this first test, the aggregate principal balance of the underlying loans less the aggregate principal balance of the GLC Trust 2013-2 Notes must equal, at least, the greater of (1) 13% of the aggregate principal balance of the underlying loans as of the end of the prior month and (2) 5.25% of the loan pool balance as of July 11, 2014. The second test compares the ratio of the dollar amount of cumulative defaults to the original principal balance of the underlying loans as of July 11, 2014 (“Cumulative Default Ratio”) to the Cumulative Default Ratio trigger level, as stated in the indenture. To meet this second test, the Cumulative Default Ratio must not exceed the Cumulative Default Ratio trigger level.

If these tests are not satisfied with respect to a monthly payment date and are not cured within 45 days, an event of default will be deemed to have occurred and the GLC Trust 2013-2 Notes will become immediately due and payable, in accordance with the terms of the indenture. As of December 31, 2014, all of the coverage tests were met.

The table below shows the weighted average interest rates and weighted average effective interest rates of the notes outstanding under the CLO and the GLC Trust 2013-2 Notes as of December 31, 2014 and December 31, 2013:

	December 31, 2014	December 31, 2013
Senior Secured Revolving Note:
Weighted average interest rate	2.16%	2.23%
Weighted average effective interest rate(1)	2.25	2.36
Senior Secured Term Notes:
Weighted average interest rate	2.74	2.81
Weighted average effective interest rate(1)	3.15	3.22
GLC Trust 2013-2 Revolving Note:
Weighted average interest rate	NA	4.00
Weighted average effective interest rate(1)	NA	4.79

S-F-50

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2014

7. Financing  – (continued)

	December 31, 2014	December 31, 2013
GLC Trust 2013-2 Class A Note:
Weighted average interest rate	3.00	NA
Weighted average effective interest rate(1)	4.01	NA
Total
Total Weighted average interest rate	2.65	2.73
Total Weighted average effective interest rate	3.04	3.03

(1)	Includes the effects of deferred debt issuance costs.

8. Related Party Transactions

Investment Advisory Agreement

GARS entered into the Investment Advisory Agreement with the Investment Adviser, which was effective as of October 9, 2012 and subsequently amended and restated on May 6, 2014. The Investment Adviser agreed irrevocably to waive its base management fee and incentive fee commencing from the IPO Pricing Date through September 30, 2013. The waived fees are not subject to recoupment by the Investment Adviser.

Prior to the Conversion, GARS paid a management fee to the Investment Adviser in arrears for the preceding fiscal quarter equal to 0.375% (1.50% per annum) of the value of the Company’s consolidated members’ capital (excluding the average amount of cash held during the period).

Under the Investment Advisory Agreement, the Investment Adviser is entitled to a base management fee for its services calculated at an annual rate of 1.75% of gross assets, excluding cash and cash equivalents, and cash and cash equivalents, restricted, but including assets purchased with borrowed funds. For purposes of the Investment Advisory Agreement, cash equivalents means U.S. government securities and commercial paper maturing within 270 days of purchase.

From the date of Conversion through the IPO Pricing Date, the Investment Adviser waived that portion of the management fee due under the Investment Advisory Agreement in excess of a base management fee equal to an annual rate of 1.50% of the average of the value of the Company’s net assets (including cash and cash equivalents) calculated at the end of the two most recently completed calendar quarters, payable in arrears. Under no circumstances would the Investment Adviser have received a base management fee greater than 1.75% of gross assets, excluding cash and cash equivalents but including assets purchased with borrowed funds calculated based on the average carrying value of the gross assets of the Company at the end of the two most recently completed calendar quarters.

For the year ended December 31, 2014, the Investment Adviser earned management fees under the Investment Advisory Agreement in the amount of $8,065,476. For the year ended December 31, 2013, the Investment Adviser earned management fees under the Investment Advisory Agreement in the amount of $6,326,115, of which $3,815,756 was waived. For the year ended December 31, 2012, the Investment Adviser earned management fees in the amount of $2,565,251, of which $288,343 was waived.

Management fees in the amount of $268,098 and $217,608 were payable as of December 31, 2014 and December 31, 2013, respectively, and are included in management fee payable on the consolidated statements of financial condition.

Under the Investment Advisory Agreement, the Investment Adviser is entitled to an incentive fee consisting of two components that are independent of each other, with the result that one component may be payable even if the other is not.

S-F-51

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2014

8. Related Party Transactions  – (continued)

The first component, which is income-based and payable quarterly in arrears, equals 20% of the amount, if any, that the Company’s pre-incentive fee net investment income exceeds a 2.00% quarterly (8.00% annualized) hurdle rate (the “Hurdle Rate”), subject to a “catch-up” provision measured at the end of each calendar quarter. The operation of the first component of the incentive fee for each quarter is as follows:

•	no incentive fee is payable to the Investment Adviser in any calendar quarter in which the Company’s pre-incentive fee net investment income does not exceed the Hurdle Rate;
•	100% of the Company’s pre-incentive fee net investment income with respect to that portion of the Company’s pre-incentive fee net investment income, if any, that exceeds the Hurdle Rate but is less than 2.50% in any calendar quarter (10.00% annualized). We refer to this portion of the Company’s pre-incentive fee net investment income (which exceeds the Hurdle Rate but is less than 2.50%) as the “catch-up”. The effect of the “catch-up” provision is that, if the Company’s pre-incentive fee net investment income exceeds 2.50% in any calendar quarter, the Investment Adviser will receive 20% of such pre-incentive fee net investment income as if the Hurdle Rate did not apply; and
•	20% of the amount of the Company’s pre-incentive fee net investment income, if any, that exceeds 2.50% in any calendar quarter (10.00% annualized) (once the Hurdle Rate is reached and the catch-up is achieved).

The portion of such incentive fee that is attributable to deferred interest (such as payment-in-kind interest or original issue discount) will be paid to the Investment Adviser, together with any other interest accrued on the loan from the date of deferral to the date of payment, only if and to the extent the Company actually receives such interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. Any reversal of such amounts would reduce net income for the quarter by the net amount of the reversal (after taking into account the reversal of incentive fees payable) and would result in a reduction and possible elimination of the incentive fees for such quarter. For the avoidance of doubt, no incentive fee will be paid to the Investment Adviser on amounts accrued and not paid in respect of deferred interest. The Investment Adviser earned an income-based incentive fee on pre-incentive fee net investment income, as calculated under the Investment Advisory Agreement, of $6,069,060, $1,286,603 and $0, respectively, for the years ended December 31, 2014, December 31, 2013 and December 31, 2012.

The second component, which is capital gains-based, is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date) and equals 20% of the Company’s cumulative aggregate realized capital gains through the end of such year, computed net of the Company’s aggregate cumulative realized capital losses and aggregate cumulative unrealized capital depreciation through the end of such year, less the aggregate amount of any previously paid capital gains incentive fees and subject to the Incentive Fee Cap and Deferral Mechanism described below. The capital-gains component of the incentive fee excludes any portion of realized gains (losses) that are associated with the reversal of any portion of unrealized appreciation/depreciation attributable to periods prior to April 1, 2013. The capital gains component of the incentive fee is not subject to any minimum return to stockholders. The Investment Adviser earned a capital gains-based incentive fee, as calculated under the Investment Advisory Agreement, of $740,429, $106,921 and $0, respectively, for the years ended December 31, 2014, December 31, 2013 and December 31, 2012.

Under U.S. GAAP, we are required to accrue a capital gains incentive fee based upon the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital appreciation and depreciation on investments held at the end of each period. If such amount is positive at the end of a period, then the Company will record a capital gains incentive fee equal to 20% of such amount, less the aggregate amount of actual capital gains related incentive fees paid in all prior years. If such amount is negative, then there is no accrual for such period. The Investment Advisory Agreement does not permit unrealized capital

S-F-52

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2014

8. Related Party Transactions  – (continued)

appreciation for purposes of calculating the amount payable to the Investment Adviser. Amounts due related to unrealized capital appreciation, if any, will not be paid to the Investment Adviser until realized under the terms of the Investment Advisory Agreement (as described above). The Company accrued an incentive fee on capital gains as calculated under U.S. GAAP, of $1,599,092, $0 and $0, respectively, for the years ended December 31, 2014, December 31, 2013 and December 31, 2012.

Incentive Fee Cap and Deferral Mechanism

We have structured the calculation of these incentive fees to include a fee limitation such that no incentive fee will be paid to our Investment Adviser for any fiscal quarter if, after such payment, the cumulative incentive fees paid to our Investment Adviser for the period that includes such fiscal quarter and the 11 full preceding fiscal quarters (the “Incentive Fee Look-back Period”), would exceed 20.0% of our cumulative pre-incentive fee net return during the applicable Incentive Fee Look-back Period. The Incentive Fee Look-back Period commenced on April 1, 2013. Prior to April 1, 2016, the Incentive Fee Look-back Period will consist of fewer than 12 full fiscal quarters.

For the three months ending December 31, 2013, our Investment Adviser agreed to waive that portion of its income-based incentive fee, if any, necessary for the Company’s net investment income per share plus net realized gain (loss) per share (excluding any portion of realized gains (losses) that are associated with the reversal of any portion of unrealized appreciation/depreciation attributable to periods prior to April 1, 2013) for the three months ending December 31, 2013 to equal $0.35 per share, net of fee waivers.

Incentive fees in the amount of $8,408,581 and $1,392,894 were earned for the years ended December 31, 2014 and December 31, 2013, respectively, and no incentive fee was earned for the year ended December 31, 2012. The Investment Adviser waived $293,995 of incentive fees for the year ended December 31, 2013. Incentive fees in the amount of $2,816,310 and $1,098,899 were payable as of December 31, 2014 and December 31, 2013, respectively, and are included in incentive fee payable on the consolidated statements of financial condition.

Administration Agreement

As discussed in Note 1, GARS entered into the Administration Agreement with GARS Administrator. Under the Administration Agreement, the GARS Administrator provides the Company with office facilities, equipment, clerical, bookkeeping and record keeping services at such facilities and such other services as the GARS Administrator, subject to review by the Board, from time to time determines to be necessary or useful to perform its obligations under the Administration Agreement. The GARS Administrator is responsible for the financial and other records that the Company is required to maintain and prepare reports to stockholders, and reports and other materials filed with the Securities and Exchange Commission (the “SEC”). The GARS Administrator provides on the Company’s behalf significant managerial assistance to those portfolio companies to which the Company is required to provide such assistance. No managerial assistance was provided to any portfolio companies for the years ended December 31, 2014 or December 31, 2013.

In addition, the GARS Administrator assists the Company in determining and publishing the Company’s net asset value, overseeing the preparation and filing of the Company’s tax returns, and the printing and dissemination of reports to stockholders of the Company, and generally oversees the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. The Company reimburses the GARS Administrator for the costs and expenses incurred by the GARS Administrator in performing its obligations and providing personnel and facilities as described.

The GARS Administrator agreed to waive any amounts due to it under the Administration Agreement from the date of the Conversion through the quarter in which the Company executed the IPO. These amounts are not subject to recoupment by the GARS Administrator. Gross Administrator charges for the years ended December 31, 2014 and December 31, 2013, including amounts prepaid or payable to the Sub-Administrator

S-F-53

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2014

8. Related Party Transactions  – (continued)

as discussed in Note 1, were $711,676 and $786,923, respectively. The amount of these charges waived by the GARS Administrator for the years ended December 31, 2014 and December 31, 2013 was $0 and $101,197, respectively. No expense was charged by the GARS Administrator for the year ended December 31, 2012. Administration fees in the amount of $74,455 were prepaid as of December 31, 2014, and $0 were payable to the GARS Administrator as of December 31, 2013.

Directors’ Fees

The Company’s independent directors each receive an annual fee of $70,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each in-person Board meeting and receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting.

In addition, the chairman of the audit committee receives an annual fee of $10,000, the chairman of the valuation committee receives an annual fee of $10,000 and each chairman of any other committee receives an annual fee of $5,000 for their additional services in these capacities (all such fees and reimbursements collectively, “Directors’ Fees”). No compensation is paid to directors who are not independent of the Company and the Investment Adviser.

Our independent directors agreed to irrevocably waive a portion of their fees from the date of the Conversion through the quarter in which the Company executed the IPO. These fees are not subject to recoupment by the directors.

Independent directors earned Directors’ Fees of $378,856, $333,874 (net of fee waivers of $34,426), $262,308 (net of fee waivers of $31,191) for the years ended December 31, 2014 and December 31, 2013, respectively. No directors’ fees were payable as of December 31, 2014 or December 31, 2013.

Affiliated Stockholders

GSOF LLC, GSOF 2014 LLC, GSOF-SP LLC, GSOF-SP 2014 LLC, GSOF-SP II LLC, GSOF-SP 2014 II LLC, GSOF-SP DB LLC (subsidiaries of Garrison Special Opportunities Fund LP), GSOIF Corporate Loan Pools Ltd. (a subsidiary of Garrison Special Opportunities Institutional Fund LP), GCOH SubCo 2014-1 LLC (a subsidiary of Garrison Credit Opportunities Holdings L.P.), GCOH SubCo 2014-2 LLC (a subsidiary of Garrison Credit Opportunities Holdings L.P.), Garrison Capital Fairchild I Ltd. (a subsidiary of Fairchild Offshore Fund L.P.), Garrison Capital Fairchild II Ltd. (a subsidiary of Fairchild Offshore Fund II L.P.) and Garrison Capital Adviser Holdings MM LLC (collectively, the “Garrison Funds”) are all entities that are owned by funds that are managed by the Investment Manager.

In connection with the secondary offering of shares of GARS common stock on July 17, 2014 under the Registration Statement on behalf of GSOF LLC, GSOF-SP LLC, GSOF-SP II LLC, GSOF-SP DB LLC, GSOIF Corporate Loan Pools Ltd., and GCOH SubCo 2014-1 LLC. (collectively, the “Garrison Offering Funds”), the Garrison Offering Funds agreed to reimburse the Company for certain fees and expenses in the amount of $46,413 incurred in connection with the filing of the Company’s Registration Statement and the SEC’s review of the Registration Statement, based on the proportion of gross proceeds of the $250 million offering and certain fees and expenses in the amount of $21,838.

As of December 31, 2014, the Garrison Funds owned an aggregate of 2,024,372 or 12.1%, of the total outstanding common shares of GARS, and the officers and directors of the Company directly owned an aggregate of 73,032, or 0.4%, of the total outstanding common shares of GARS. As of December 31, 2013, the Garrison Funds owned an aggregate of 5,444,562, or 32.5%, of the total outstanding common shares of GARS, and the officers and directors of the Company directly owned an aggregate of 47,646, or 0.3%, of the total outstanding common shares of GARS.

S-F-54

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2014

8. Related Party Transactions  – (continued)

Other

Garrison Loan Agency Services LLC acts as the administrative and collateral agent for certain loans held by the Company. No fees were paid by the Company to Garrison Loan Agency Services LLC during the years ended December 31, 2014, December 31, 2013 or December 31, 2012.

The Company may invest alongside other clients of the Investment Manager and their affiliates in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations.

On September 30, 2014, we received exemptive relief from the SEC to permit us to exclude the debt of our small business investment company, or SBIC, subsidiary from our 200% asset coverage test under the 1940 Act. As such, our ratio of total consolidated assets to outstanding indebtedness may be less than 200%. This provides us with increased investment flexibility but also increases our risks related to leverage.

9. Financial Highlights

The following table represents financial highlights for the Company for the years ended December 31, 2014, December 31, 2013 and December 31, 2012.

Per share data	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value per common share at beginning of year	$15.16	$16.54	$16.29
Increase in net assets from operations:
Net investment income	1.31	1.27	0.79
Net realized gain/(loss) on investments	0.64	(0.77)	0.32
Net unrealized appreciation/(depreciation) on investments	(0.13)	1.05	(0.69)
Net increase in net assets from operations	1.82	1.55	0.42
Stockholder transactions
Return of capital	-	(0.06)	(0.07)
Distributions-in-kind(1)	-	(0.95)	-
Cash distributions	(1.40)	(1.22)	-
From net investment income	-	-	(0.06)
From realized gains	-	-	(0.04)
Dilutive impact of share issuance(2)	-	(0.70)	-
Total additions from and dividends and distributions to stockholders	(1.40)	(2.93)	(0.17)
Net asset value per common share at end of year	15.58	15.16	16.54
Per share market value at end of year	14.44	13.88	N/A
Total book return(3)	12.01%	9.37%	2.56%
Total market return(4)	14.35%	-7.47%	N/A
Common shares outstanding at beginning of year	16,758,779	10,498,544	10,498,544
Common shares outstanding at end of year	16,758,779	16,758,779	10,498,544
Weighted average common shares outstanding	16,758,779	15,203,166	10,498,544
Net assets at beginning of year	$254,080,598	$173,669,492	$171,072,005
Net assets at end of year	$261,102,068	$254,080,598	$173,669,492
Average net assets(5)	$261,834,060	$229,500,970	$176,869,652
Ratio of net investment income to average net assets(9)	8.41%	8.42%	4.71%
Ratio of net expenses to average net assets(5)	10.87%	6.30%	8.67%
Ratio of portfolio turnover to average investments at fair value(6)	90.57%	62.33%	49.39%
Asset coverage ratio(7)	207.81%	215.14%	238.94%
Average outstanding debt(8)	$228,162,364	$164,884,637	$153,829,288
Average debt per common share	$13.61	$9.84	$14.65

S-F-55

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2014

9. Financial Highlights  – (continued)

(1)	Distributions-in-kind were made to only those investors which held shares of the Company's common stock prior to the IPO.
(2)	Dilution due to the issuance of shares at IPO at $15.00 per share, which was below net asset value.
(3)	Total book return equals the net increase of ending net asset value from operations over the net asset value per common share/members’ capital per unit at beginning of the year.
(4)	Based upon the change in market price per share during the period and takes into account distributions, if any, reinvested in accordance with our dividend reinvestment plan. Additionally, total market return for the year ended December 31, 2013 is based on the change in price per share from the initial public offering price per share as of March 27, 2013 to the closing price per share on December 31, 2013.
(5)	Calculated utilizing monthly net assets/members' capital.
(6)	Calculated based on monthly average investments at fair value.
(7)	In accordance with the 1940 Act, with certain limited exceptions, the Company is only allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing (other than the SBA debentures of an SBIC subsidiary, as permitted by exemptive relief we have been granted by SEC).
(8)	Calculated based on monthly debt outstanding.
(9)	During the year ended December 31, 2013, the Investment Adviser waived $3,815,756 of management fees and $293,995 of incentive fees, the independent directors waived $34,426 of Directors' fees and the GARS Administrator waived $101,197 of Administrator expenses. Had these expenses not been waived, the ratio of net investment income to average net assets and the ratio of total expenses to average net assets would have been 6.63% and 8.23%, respectively. There were no fee waivers for the year ended December 31, 2014.

10. Net Assets/Members’ Capital

The Company’s authorized stock consists of 100,000,000 shares of common stock, par value $0.001 per share, and 1,000,000 shares of preferred stock, par value $0.001 per share.

As discussed in Note 1, on the date of the Conversion, the members of Garrison Capital LLC became stockholders of GARS. An aggregate of 16,758,779 shares of common stock, par value $0.001 per share, were issued and outstanding as of December 31, 2013.

As discussed in Note 1, GARS priced its IPO on March 26, 2013, selling 6,133,334 shares at a public offering price of $15.00 per share. The closing of the IPO took place on April 2, 2013 and all shares were issued as of that date. Concurrent with the IPO, the Company’s directors, officers, employees and an affiliate of the Investment Adviser purchased an additional 126,901 shares through the Concurrent Private Placement at a price of $15.00 per share.

For the years ended December 31, 2014 and December 31, 2013, there were no shares of preferred stock issued.

Prior to the Conversion, the Company issued limited liability interests (“Units”), as approved by the Board. The Units issued by the Company were not certificated.

The Company did not issue any new Units during the year ended December 31, 2012.

11. Allocation of Profits and Losses

Prior to the Conversion, the Company’s members were issued Units of the Company that represented their limited liability company interests in Garrison Capital LLC. Profits and losses were allocated on a pro-rata basis to all members based on the number of Units held by each member in proportion to the aggregate number of all outstanding Units of the Company.

S-F-56

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2014

12. Earnings per share

The following table sets forth the computation of the net increase in net assets per share/members’ capital units resulting from operations, pursuant to FASB ASC 260, Earnings per Share (“ASU 260”), for the years ended December 31, 2014, December 31, 2013 and December 31, 2012:

	December 31, 2014	December 31, 2013	December 31, 2012
Net increase in net asset resulting from operations	$30,483,760	$23,499,789	$4,374,427
Basic weighted average shares/members’ capital outstanding	16,758,779	15,203,166	10,498,544
Basic earnings per share/unit	$1.82	$1.55	$0.42

As a result of the Reverse Stock Split, which resulted in the conversion of one share of common stock into 0.9805106 shares of common stock, all amounts related to shares/units, share/unit prices, earnings per share/per unit and dividends per share/unit have been retroactively restated for the year ended December 31, 2012.

13. Dividends and Distributions

The Company’s dividends and distributions are recorded on the ex-dividend date.

The following table reflects the cash distributions, including dividends and returns of capital per share that we have declared on our common stock for the fiscal year ended December 31, 2014.

Record Dates	Board Approval Date	Payment Date	Distribution Declared	Distribution Declared per Share
Fiscal year ended December 31, 2014(1)
March 21, 2014	March 11, 2014	March 28, 2014	$5,865,573	$0.35
June 13, 2014	May 6, 2014	June 27, 2014	5,865,573	0.35
September 12, 2014	August 4, 2014	September 26, 2014	5,865,573	0.35
December 12, 2014	October 31, 2014	December 29, 2014	5,865,571	0.35
			$23,462,290	$1.40

(1)	Does not include any return of capital for tax purposes.

The following table reflects the cash distributions, including dividends and returns of capital per share that we have declared on our common stock for the fiscal year ended December 31, 2013.

Record Dates	Board Approval Date	Payment Date	Distribution Declared	Distribution Declared per Share
Fiscal year ended December 31, 2013
Februrary 25, 2013(1)	Februrary 25, 2013	March 13, 2013	$2,400,000	$0.23
June 13, 2013(2)	May 9, 2013	June 27, 2013	5,865,573	0.35
September 12, 2013(2)	August 6, 2013	September 26, 2013	5,865,573	0.35
December 13, 2013(2)	November 5, 2013	December 27, 2013	5,865,587	0.35
			$19,996,733	$1.28

(1)	Does not include any return of capital for tax purposes.
(2)	Includes a return of capital for tax purposes of approximately $0.08 for the year ended December 31, 2013.

S-F-57

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2014

13. Dividends and Distributions  – (continued)

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal Income Tax regulations, which may differ from those amounts determined in accordance with U.S. GAAP. All of the company’s dividends and distributions for the tax years ended December 31, 2014 were considered “interest-related dividends” as defined in Section 871(k) of the Code.

14. Commitments and Contingencies

The Company had outstanding commitments to fund investments totaling $18,180,287 and $9,162,617 under various undrawn revolvers and other credit facilities as of December 31, 2014 and December 31, 2013, respectively.

In the ordinary course of business, the Company may be named as a defendant or a plaintiff in various lawsuits and other legal proceedings. Such proceedings include actions brought against the Company and others with respect to transactions to which the Company may have been a party. The outcomes of such lawsuits are uncertain and, based on these lawsuits, the values of the investments to which they relate could decrease. Management does not believe that as a result of litigation there would be any material impact on the consolidated financial condition of the Company. The Company has had no outstanding litigation proceedings brought against it since the commencement of operations on December 17, 2010.

15. Subsequent Events

On March 3, 2015, the Board re-approved the Investment Advisory Agreement and the Administration Agreement.

On March 3, 2015, the Board approved an increase in the annual fee payable to the Company’s independent directors from $70,000 to $75,000 effective January 1, 2015.

On March 3, 2015 the Board approved a distribution in the amount of $5.9 million, or $0.35 a share, which will be paid on March 27, 2015 to stockholders of record as of March 12, 2015.

These consolidated financial statements were approved by the Board and were available for issuance on March 4, 2015. Subsequent events have been evaluated through this date. No material subsequent events other than as disclosed above have occurred through this date.

16. Selected Quarterly Financial Data (Unaudited)

Selected Quarterly Data (unaudited)	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Total investment income	$13,385,162	$12,943,931	$12,847,510	$11,281,923
Net investment income	6,881,199	6,261,124	5,978,567	2,888,576
Net gain (loss) on investments	(1,213,336)	(1,180,274)	3,079,993	7,787,911
Net increase (decrease) in net assets resulting from operations	5,667,863	5,080,850	9,058,560	10,676,487
Earnings per share	0.34	0.30	0.54	0.64
Net asset value per share	15.58	15.59	15.64	15.45

Selected Quarterly Data (unaudited)	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
Total investment income	$11,382,363	$9,337,744	$7,611,496	$5,473,093
Net investment income	5,334,118	5,914,322	5,046,841	3,040,015
Net gain (loss) on investments	1,338,885	839,002	1,750,356	236,250
Net increase (decrease) in net assets resulting from operations	6,673,003	6,753,324	6,797,197	3,276,265
Earnings per share	0.40	0.40	0.41	0.31
Net asset value per share	15.16	15.11	15.06	15.67

S-F-58

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2014

16. Selected Quarterly Financial Data (Unaudited)  – (continued)

	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Total investment income	$5,156,151	$5,857,704	$5,910,861	$6,724,640
Net investment income	1,034,482	3,488,885	50,616	3,747,818
Net gain (loss) on investments	(5,343,769)	(3,691)	(2,518,185)	3,918,271
Net increase (decrease) in net assets resulting from operations	(4,309,286)	3,485,195	(2,467,569)	7,666,087
Earnings per share	(0.41)	0.33	(0.23)	0.73
Net asset value per share	16.54	17.12	16.79	17.03

As a result of the Reverse Stock Split, which resulted in the conversion of one share of common stock into 0.9805106 shares of common stock, all amounts related to shares/units, share/unit prices, earnings per share/per unit and dividends per share/unit have been retroactively restated for 2012.

S-F-59

$250,000,000

GARRISON CAPITAL INC.

Common Stock
Preferred Stock
Warrants
Subscription Rights
Debt Securities

We are an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. Our investment objective is to provide our stockholders with current income and capital appreciation through debt and minority equity investments in middle-market companies.

Garrison Capital Advisers LLC serves as our investment adviser. Garrison Capital Administrator LLC serves as our administrator. These entities are affiliated with Garrison Investment Group, an alternative investment and asset management firm founded in March 2007 with approximately $3.5 billion of committed and invested capital under management as of March 31, 2014.

We may offer, from time to time, in one or more offerings or series, together or separately, up to $250,000,000 of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights or debt securities, which we refer to, collectively, as the “securities.” We may sell our common stock through underwriters or dealers, “at-the-market” to or through a market maker into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus. In the event we offer common stock, the offering price per share of our common stock exclusive of any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our common stockholders and approval of our board of directors or (3) under such circumstances as the Securities and Exchange Commission, or the SEC, may permit. See “Risk Factors” for more information.

In addition, this prospectus relates to 4,344,562 shares of our common stock that may be sold by the selling stockholders identified under “Selling Stockholders”. Sales of our common stock by the selling stockholders, which may occur at prices below the net asset value per share of our common stock, may adversely affect the market price of our common stock and may make it more difficult for us to raise capital. The selling stockholders identified under “Selling Stockholders” acquired their shares of our common stock through the BDC Conversion (as defined herein) and private placement. Each offering by the selling stockholders of their shares of our common stock through agents, underwriters or dealers will be accompanied by a prospectus supplement that will identify the selling stockholder that is participating in such offering. We will not receive any proceeds from the sale of shares of our common stock by the selling stockholders.

We are an “emerging growth company” within the meaning of the recently enacted Jumpstart Our Business Startups Act, or the JOBS Act.

Our common stock is traded on The NASDAQ Global Select Market under the symbol “GARS”. The last reported closing price for our common stock on July 9, 2014 was $15.06 per share. Based on this last reported sales price of our common stock on July 9, 2014, the aggregate market value of the shares of our common stock held by the selling stockholders identified under “Selling Stockholders” is approximately $65.4 million. The net asset value of our common stock on March 31, 2014 (the last date prior to the date of this prospectus on which we determined net asset value) was $15.45 per share.

This prospectus contains important information you should know before investing in our securities. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the SEC. We maintain a website at http://www.garrisoncapitalbdc.com and make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available on or through our website. You may also obtain such information, free of charge, and make shareholder inquiries by contacting us at 1290 Avenue of the Americas, Suite 914, New York, NY 10104, Attention: Investor Relations, or by calling us collect at (212) 372-9590. The SEC also maintains a website at http://www.sec.gov that contains such information.

Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it may increase the risk of loss for purchasers in this offering.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Investing in our securities involves a high degree of risk. Before buying any securities, you should read the discussion of the material risks of investing in our securities, including the risk of leverage, in “Risk Factors” beginning on page 14 of this prospectus.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The date of this prospectus is July 14, 2014.

You should rely only on the information contained in this prospectus. We have not, and the selling stockholders have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the selling stockholders identified under “Selling Stockholders” are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition, results of operations, cash flows and prospects may have changed since that date. We will update these documents to reflect material changes only as required by law.

i

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission, or the SEC, using the “shelf” registration process. Under the shelf registration process, we may offer from time to time up to $250,000,000 of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights or debt securities on the terms to be determined at the time of the offering. We may sell our common stock through underwriters or dealers, “at-the-market” to or through a market maker, into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. In addition, this prospectus relates to 4,344,562 of our common stock that may be sold by the selling stockholders identified under “Selling Stockholders”. This prospectus provides you with a general description of the securities that we and the selling stockholders may offer. Each time we or the selling stockholders use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus, and the prospectus and prospectus supplement will together serve as the prospectus. Please carefully read this prospectus and any prospectus supplement, together with any exhibits, before you make an investment decision. Any exhibits will nonetheless be summarized in the prospectus or applicable prospectus supplement.

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read the more detailed information set forth under “Risk Factors” and the other information included in this prospectus carefully.

Except as otherwise indicated, the terms:

•	“we,” “us,” “our” and “Garrison Capital” refer to Garrison Capital LLC, a Delaware limited liability company, and its consolidated subsidiaries for the periods prior to the consummation of the BDC Conversion, and refer to Garrison Capital Inc., a Delaware corporation, and its consolidated subsidiaries for the periods after the consummation of the BDC Conversion;
•	“Garrison Capital Advisers” or the “Investment Adviser” refers to Garrison Capital Advisers LLC, a Delaware limited liability company;
•	“Garrison Capital Administrator” or the “Administrator” refers to Garrison Capital Administrator LLC, a Delaware limited liability company;
•	“CLO” refers to Garrison Funding 2013-2 Ltd., a Cayman Islands exempted company, and the $350.0 million collateralized loan obligation completed on September 25, 2013;
•	“GF 2013-2 Manager” refers to Garrison Funding 2013-2 Manager LLC, a Delaware limited liability company;
•	“GLC Trust 2013-2” refers to GLC Trust 2013-2, a Delaware statutory trust;
•	“GARS Equity Holdings Entities” and “Walnut Hill II LLC” refer to limited liability companies formed for the purpose of holding minority equity investments and a first lien equipment loan, respectively; and
•	“Garrison Investment Group” refers to Garrison Investment Group LP, a Delaware limited partnership, and its affiliates.

Our predecessor, Garrison Capital LLC, commenced operations on December 17, 2010. On October 9, 2012, we converted from a limited liability company into a corporation. In this conversion, Garrison Capital Inc. succeeded to the business of Garrison Capital LLC and its consolidated subsidiaries, and the members of Garrison Capital LLC became stockholders of Garrison Capital Inc. In this prospectus, we refer to these transactions as the “BDC Conversion.” Unless otherwise indicated, the disclosure in this prospectus gives effect to the BDC Conversion.

Garrison Capital

We are an externally managed, non-diversified, closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act. In addition, for tax purposes we have elected to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code, and intend to qualify annually for such treatment.

Our investment objective is to generate current income and capital appreciation by making investments generally in the range of $5 million to $25 million primarily in debt securities and loans of U.S. based middle-market companies, which we define as those having annual earnings before interest, taxes and depreciation, or EBITDA, of between $5 million and $30 million. Our goal is to generate attractive risk-adjusted returns by assembling a broad portfolio of investments. Our principal investment strategies and risks reflect our operations and the operations of our subsidiaries, including the CLO, on a consolidated basis. We comply with the provisions of the 1940 Act, including those governing investment policies, capital structure, leverage, affiliated transactions and the custody of assets, on a consolidated basis with our subsidiaries, including the CLO.

We invest primarily in (1) first lien senior secured loans, (2) second lien senior secured loans, (3) “one-stop” senior secured or “unitranche” loans, (4) subordinated or mezzanine loans, (5) unsecured consumer loans and (6) to a lesser extent, selected equity co-investments in middle-market companies. We use the term “one-stop” or

“unitranche” to refer to a loan that combines characteristics of traditional first lien senior secured loans and second lien or subordinated loans. We use the term “mezzanine” to refer to a loan that ranks senior only to a borrower’s equity securities and ranks junior in right of payment to all of such borrower’s other indebtedness.

We believe that the middle market offers attractive risk-adjusted returns for debt investors. Historically, we believe there has been a persistent scarcity of available capital relative to demand, which, from a lender’s perspective, has generally resulted in more favorable transaction structures, including enhanced covenant protection and increased pricing relative to larger companies. We further believe that the turmoil in the markets has exacerbated this scarcity of capital, as many traditional lenders to middle-market companies have exited the business or focused their attention on larger borrowers. In addition, we believe that middle-market companies traditionally have exhibited lower default rates and improved recoveries compared to larger borrowers and typically offer greater access to key senior managers, which we believe further enhances the attractiveness of lending to this market segment and facilitates due diligence investigations and regular monitoring.

As of March 31, 2014, we held investments in 71 portfolio companies with a fair value of $455.2 million, including investments in 57 portfolio companies held through the CLO. The investments held by the CLO as of March 31, 2014 consisted of senior secured loans fair valued at $345.0 million. As of that date, the loans held by the CLO (held at fair value), together with cash and other assets held by the CLO, equaled approximately $362.4 million. As of March 31, 2014, our portfolio had an average investment size of approximately $5.3 million, a weighted average yield of 10.0% and a weighted average contractual maturity of 45 months. Weighted average yield is calculated based on the fair value of the investments and interest expected to be received using the current rate of interest at the balance sheet date to maturity, excluding the effects of future scheduled principal amortizations. Weighted average yield represents the portfolio yield and may be higher than what investors will realize because it does not reflect our expenses or any sales load paid by investors.

As of December 31, 2013, we held investments in 70 portfolio companies with a fair value of $429.1 million, including investments in 56 portfolio companies held through the CLO. The investments held by the CLO as of December 31, 2013 consisted of senior secured loans fair valued at $331.7 million and related indebtedness of $209.7 million. As of that date, the loans held by the CLO (held at fair value), together with cash and other assets held by the CLO, equaled approximately $369.2 million. As of December 31, 2013, our portfolio had an average investment size of approximately $5.0 million, a weighted average yield of 9.8% and a weighted average contractual maturity of 46 months.

As of December 31, 2012, we held investments in 49 portfolio companies with a fair value of $220.1 million, including investments in 45 portfolio companies held through Garrison Funding 2012-1 LLC, or the Predecessor Credit Facility. The investments held by the Predecessor Credit Facility as of December 31, 2012 consisted of senior secured loans fair valued at $202.5 million and related indebtedness of $125.0 million. As of that date, the loans held by the Predecessor Credit Facility (held at fair value), together with cash and other assets held by the Predecessor Credit Facility, equaled approximately $276.2 million. As of December 31, 2012, our portfolio had an average investment size of approximately $4.3 million, a weighted average yield of 9.6% and a weighted average contractual maturity of 46 months.

Our Investment Adviser

Our investment activities are managed by our Investment Adviser, Garrison Capital Advisers. Our Investment Adviser is responsible for sourcing potential investments, conducting research and diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. Garrison Capital Advisers was organized in November 2010 and is a registered Investment Adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act. See “Management Agreements — Investment Advisory Agreement —  Management Fee” for a discussion of the fees that are payable by us to our Investment Adviser.

Garrison Capital Advisers is an affiliate of Garrison Investment Group. Garrison Capital Advisers has entered into a staffing agreement, or the Staffing Agreement, with Garrison Investment Group. See “Business — Staffing Agreement” for a discussion of the Staffing Agreement. We believe that the Staffing Agreement provides our Investment Adviser with access to investment opportunities, which we refer to in the aggregate as deal flow, generated by Garrison Investment Group in the ordinary course of its business and commits the members of Garrison Investment Group’s investment committee to serve as members of our investment committee. Garrison Investment Group has conducted due diligence on more than 500 middle-market companies since July 2007.

Garrison Investment Group

Garrison Investment Group is an alternative investment and asset management firm founded in March 2007 by Steven Stuart and Joseph Tansey. As of March 31, 2014, Garrison Investment Group had approximately $3.5 billion of committed and invested capital under management and a team of 75 employees, including 43 investment professionals. Garrison Investment Group is headquartered in New York, New York. Garrison Investment Group invests opportunistically in the debt of middle-market companies, primarily in the areas of corporate finance, real estate finance and structured finance.

Since the formation of Garrison Investment Group, Messrs. Stuart and Tansey together with their team of investment professionals, including Rafael Astruc, Brian Chase, Mitch Drucker, Terence Moore and Susan George, have been investors and lenders to middle-market companies. These investment professionals have significant experience investing in a broad range of industries and types of debt over the course of several economic cycles.

Before joining Garrison Investment Group, Messrs. Stuart and Tansey were Managing Directors at Fortress Investment Group LLC, or Fortress, and were also partners of the Drawbridge Special Opportunities Fund, or Drawbridge, one of Fortress’ hybrid hedge funds, from its inception in August 2002 to March 2007. Drawbridge focused primarily on investments in opportunistic debt and equity securities and asset-based transactions. The responsibilities of these individuals included sourcing, evaluating, structuring, managing and monitoring corporate, structured finance and real estate investments, including both debt and equity. Messrs. Stuart and Tansey have 28 and 19 years of investment experience, respectively.

Market Opportunity

We pursue an investment strategy focused on investing in first lien, second lien, unitranche and mezzanine loans of, and, to a lesser extent, warrants and minority positions in equity securities in, U.S. middle-market companies. We find investing in middle-market companies attractive for the following reasons:

Reduced Competition.  We believe that, since 2007, dislocations in the corporate financing markets have reduced the amount of credit available to middle-market companies. In particular, we believe that much of the traditional lending community for lower middle-market companies, such as commercial/regional banks and commercial finance companies, have contracted their origination activities in the wake of these credit dislocations or focused on more liquid asset classes. The implementation of Basel III, published by the Basel Committee on Banking Supervision, is expected to limit the ability of commercial banking institutions to hold non-investment grade leveraged loans on their balance sheets.

Attractive Relative Value Proposition.  We believe that directly originated middle-market loans often exhibit superior default and loss characteristics to syndicated loans, which are often structured with higher levels of debt and a lower percentage of contributed equity. Meanwhile, reduced access to, and availability of, credit typically increases the interest rates, or pricing, of loans made to U.S. middle-market borrowers, thereby creating an attractive risk-return dynamic for lenders.

Conservative Capital Structure and Increased Percentage of Equity Contributed.  Since the 2007 downturn, we believe that lenders have generally required borrowers to hold more equity as a percentage of their total capitalization and less senior and total leverage than was customary in the years leading up to the credit crisis, resulting in a greater amount of equity to protect lenders against future economic downturns. Lower leverage levels in mergers and acquisitions executed in the middle market suggest that middle-market companies should have more cash flows available to them to service their debt.

Long-Term Capital Solutions.  We believe that many middle-market companies seek to execute transactions with permanent capital vehicles, such as us, rather than execute high-yield bond transactions or borrow capital from hedge funds and other non-permanent vehicles.

We believe these factors, taken together, should increase lending opportunities for us.

Competitive Strengths

Experienced Management Team.  We are managed by our investment adviser, which has access through the Staffing Agreement to the resources and expertise of the investment professionals at Garrison Investment Group. Garrison Investment Group is led by Messrs. Stuart and Tansey. Garrison Investment Group’s investment professionals have substantial experience in identifying and executing financing transactions across a broad range of industries and types of financings and have developed related proprietary sourcing and servicing channels. Our seven member investment committee has combined investment experience of more than 150 years.

Access to Deal Flow.  Through the Staffing Agreement, our investment adviser has access to extensive contacts throughout the middle-market, which it utilizes to source and originate loans. The investment professionals of Garrison Investment Group maintain direct dialogue with their contacts at financial sponsors, banks, corporate advisory firms, crisis managers, industry consultants, attorneys, investment banks, middle-market companies, other “club” investors and other potential sources of lending opportunities. Garrison Investment Group’s senior professionals have cultivated relationships with other middle-market lending platforms that we believe will provide us with an additional source of deal flow.

Disciplined Investment and Underwriting Process.  Our investment adviser utilizes the established investment processes developed by Garrison Investment Group to analyze investment opportunities, including structuring loans with appropriate covenants and pricing loans based on its knowledge of the middle market and on its rigorous underwriting standards. Our investment adviser focuses on capital preservation by extending loans to portfolio companies with assets that it believes will retain sufficient value to repay us even in depressed markets or under liquidation scenarios.

Active Asset Management Approach.  Our investment adviser employs a rigorous credit monitoring system for our portfolio, which enhances the ability of our investment adviser to manage any problems and assist borrowers before operating issues result in financial deterioration. In addition, this process enables our investment adviser to identify credit and market trends, thereby allowing us to modify underwriting terms for new loans before other lenders have identified such trends. In the event of restructurings, we expect that our investment adviser will manage syndicates of lenders, creditor committees and other creditors and advisors to protect our position.

Investment Strategy

We seek to create a broad portfolio consisting of investments generally in the range of $5 million to $25 million primarily in debt securities and loans of U.S. based middle-market companies. The companies to which we extend credit typically are moderately leveraged, and, in most cases, do not have their loans rated by national rating agencies. If such companies were rated, we believe that they would typically receive a rating below investment grade. In addition, our investments typically range in maturity from one to six years. However, we may make investments in securities with any maturity or duration.

We invest opportunistically in middle-market loans that we believe have attractive risk adjusted returns. We also, to a lesser extent, make select equity investments in non-investment grade companies and consumer loans. We expect the majority of our focus to generally be centered upon traditional direct lending but at times will seek to enhance returns by purchasing loans in the secondary market, which purchases we refer to as capital markets activities, and extending credit for certain restructuring of financially troubled companies, which we refer to as special situations. We organize these lending opportunities in four categories.

Traditional Direct Lending.  We focus on direct origination of first lien senior secured loans, second lien senior secured loans and unitranche loans as well as select mezzanine loans. With respect to these loans, we identify lending opportunities through the extensive origination network to which we have access and serve as either sole lender or as a partner with like-minded creditors. We expect that we will typically extend first and second lien secured term loans, the proceeds of which may be used to refinance existing indebtedness or support acquisitions, growth initiatives, general corporate liquidity or operational turnarounds.

Capital Markets Activities.  We may also acquire loans in the secondary market, generally at favorable discounts, or seek to refinance outstanding loans through anchoring or co-anchoring a new issuance of debt. We believe the experience of the investment professionals to whom our Investment Adviser has access will allow us to react quickly in executing acquisitions of loans in the secondary market on favorable terms and permit us to refinance loans on a streamlined basis.

Consumer Loans.  We may also opportunistically acquire unsecured consumer loans that we believe have attractive risk adjusted returns.

Special Situations.  We may also extend credit for out-of-court restructurings, rescue financings, debtor-in-possession financings and acquisition financings. We expect that, in extending credit to special situations borrowers, we will seek to structure our investments to remain high in borrower’s capital structure, generate returns through the duration of the loan and obtain call protection or opportunities for enhanced returns through equity participation.

We expect that, from time to time, our investments may include certain non-qualifying assets, including assets of non-U.S. companies, certain publicly traded companies and, to a lesser extent and subject to certain limits under the 1940 Act, registered or unregistered investment companies, to the extent permissible under the 1940 Act. See “Risk Factors — Risks Relating to our Business and Structure — The lack of experience of our Investment Adviser is operating under the constraints imposed on us as a business development company and RIC may hinder the achievement of our investment objectives.” and “Regulation — Qualifying Assets.”

Organizational Structure

The following shows a simplified organizational chart reflecting our relationship with our investment adviser and administrator and our direct and indirect ownership interests in certain of our subsidiaries as of the date of this prospectus:

Garrison Capital Advisers
Investment Adviser
Garrison Capital Inc.
Garrison Capital Administrator
Administrator
GF 2013-2 Manager
Collateral Manager
100% owned
GLC Trust 2013-2
GARS Equity Holdings Entities
Walnut Hill II LLC
CLO

Recent Developments

On May 6, 2014, the Board approved a distribution in the amount of $5.9 million, or $0.35 a share, which will be paid on June 27, 2014 to stockholders of record as of June 13, 2014.

From April 1, 2014 through May 2, 2014, we originated one new investment, one club deal, upsized two of our existing originated investments and closed additional consumer loan purchases for a total increase to par in our core portfolio of $40.0 million with a weighted average yield of 10.4%. From April 1, 2014 through May 2, 2014, repayments in our core portfolio, which we define as those investments that generally yield 9.0% or greater, consisted of the early full repayment of one investment and partial repayments for a total of $9.3 million of par with a weighted average yield of 9.9%.

From April 1, 2014 through May 2, 2014, repayments in our transitory portfolio, which we define as those investments that generally yield less than 9.0%, consisted of the sale of five investments, the early full repayment of one investment and partial repayments for a total of $22.8 million of par with a weighted average yield of 6.0%.

On May 29, 2014, we announced that the U.S. Small Business Administration, or SBA, has issued a “green light” letter inviting the Company to continue its application process to obtain a license to form and operate a small business investment company, or SBIC. If approved, an SBIC license would be expected to provide us with an incremental source of long-term financing. Receipt of a green light letter from the SBA does not assure an applicant that the SBA will ultimately issue an SBIC license and we have received no assurance or indication from the SBA that we will receive an SBIC license, or of the timeframe in which we would receive a license, should one ultimately be granted.

Operating and Regulatory Structure

Our investment activities are managed by Garrison Capital Advisers and supervised by our board of directors, a majority of whom are independent of Garrison Capital, Garrison Capital Advisers and their respective affiliates.

We have elected to be treated as a business development company under the 1940 Act and have elected be treated as a RIC under Subchapter M of the Code and intend to qualify annually for such treatment. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any Investment Advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors of a business development company be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

As a business development company, we are required to comply with certain regulatory requirements. For example, we note that any affiliated investment vehicle formed in the future and managed by our investment adviser may, notwithstanding different stated investment objectives, have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. If our investment adviser undertakes to manage a new fund in the future, we will not invest in any portfolio company in which that fund has a pre-existing investment, although we may co-invest with such affiliate on a concurrent basis, subject to compliance with existing regulatory guidance, applicable regulations, our allocation procedures and/or exemptive relief issued by the SEC. See “Regulation.”

Also, as a business development company, we are generally prohibited from acquiring assets other than qualifying assets unless, after giving effect to any acquisition, at least 70% of our total assets are qualifying assets. Qualifying assets generally include securities of eligible portfolio companies, cash, cash equivalents, U.S. government securities and high-quality debt instruments maturing in one year or less from the time of investment. Under the rules of the 1940 Act, “eligible portfolio companies” include (1) private U.S. operating companies, (2) public U.S. operating companies whose securities are not listed on a national securities exchange (e.g., the New York Stock Exchange) or registered under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and (3) public U.S. operating companies having a market capitalization of less than $250 million. Public U.S. operating companies whose securities are quoted on the over-the-counter bulletin board and through Pink Sheets LLC are not listed on a national securities exchange and therefore are eligible portfolio companies. See “Regulation.”

Use of Leverage

As a business development company, we are permitted under the 1940 Act to borrow funds to finance a portion of our investments. As of March 31, 2014, we had $224.6 million of debt outstanding under the CLO and GLC Trust 2013-2 Revolver. We consolidate our financial results with those of the CLO, GF 2013-1 Manager and GLC Trust 2013-2 for financial reporting purposes.

Using the loans purchased from us as collateral, the CLO has issued six tranches of securities, comprising five classes of notes, whose interest rates depend on their repayment risk. We retain one class of notes and a residual interest entitling it to the returns remaining after amounts owing to holders of the notes have been paid. The CLO is an investment company for accounting purposes and exempt from registration as an investment company in reliance on Section 3(c)(7) of the 1940 Act. The CLO is a disregarded entity for U.S. federal income tax purposes. We completed the CLO in order to refinance the Predecessor Credit Facility. We believe that refinancing the Predecessor Credit Facility through the CLO allowed us to obtain debt financing on more attractive terms than those available to us and similarly situated business development companies through traditional secured bank borrowings, thereby allowing us to limit costs ultimately borne by our common stockholders.

The use of leverage is generally considered a speculative investment technique and increases the risks associated with investing in our securities. In the future, we may borrow from and issue senior securities to banks, insurance companies and other lenders. If the value of our assets decrease, leverage would cause net asset value to decline more sharply than it otherwise would have had we not been leveraged, thereby magnifying losses or eliminating our equity stake in a leveraged investment. See “Risk Factors — Risks Relating to our Business and Structure — We intend to continue to finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.”

We measure our compliance with the leverage test applicable to business development companies under the 1940 Act on a consolidated basis. We expect to continue to use leverage to finance a portion of our investments in the future, consistent with the rules and regulations under the 1940 Act. We expect that we would incur such leverage through either a traditional credit facility or a securitization vehicle, rather than through an issuance of preferred stock.

Conflicts of Interest

We are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, of the SEC. Any person that owns, directly or indirectly, five percent or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we are generally prohibited from buying or selling any security from or to, or entering into certain “joint” transactions (which could include investments in the same portfolio company) with such affiliates, absent the prior approval of our independent directors. Our Investment Adviser and its affiliates, including persons that control, or are under common control with, us or our investment adviser, are also considered to be our affiliates under the 1940 Act. We are generally prohibited from buying or selling any security from or to, or entering into “joint” transactions with, such affiliates without prior approval of our independent directors or, if granted, exemptive relief from the SEC.

We may, however, invest alongside other clients of our Investment Adviser and its affiliates in certain circumstances where doing so is consistent with applicable law, SEC staff interpretations and/or exemptive relief issued by the SEC. For example, we may invest alongside such accounts consistent with guidance promulgated by the staff of the SEC permitting us and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that our Investment Adviser, acting on our behalf and on behalf of other clients, negotiates no term other than price. We may also invest alongside our Investment Adviser’s other clients as otherwise permissible under regulatory guidance, applicable regulations and the written allocation policy of Garrison Investment Group and its affiliated investment advisers, including our Investment Adviser. Under this allocation policy, a fixed calculation, based on the type of investment, will be applied to determine the amount of each opportunity to be allocated to us. This allocation policy will be periodically approved by our Investment Adviser and reviewed by our independent directors. We expect that these determinations will be made similarly for other accounts sponsored or managed by our Investment Adviser and its affiliates. If sufficient securities or loan amounts are available to satisfy our and each such account’s proposed demand, we expect that the opportunity will be allocated in accordance with our Investment Adviser’s pre-transaction determination. Where there is an insufficient amount of an investment opportunity to satisfy us and other accounts sponsored or managed by our Investment Adviser or its affiliates, the allocation policy further provides that allocations among us and such other accounts will generally be made pro rata based on the amount that each such party would have invested if sufficient securities or loan amounts were available. However, we cannot assure you that investment opportunities will be allocated to us fairly or equitably in the short-term or over time.

We, Garrison Investment Group and our Investment Adviser have submitted an exemptive relief application to the SEC to permit greater flexibility to negotiate the terms of co-investments if our board of directors determines that it would be advantageous for us to co-invest with other accounts sponsored or managed by our Investment Adviser or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions, as well as regulatory requirements and other relevant factors. See “Certain Relationships.” We cannot assure you, however, that we will obtain such approvals or exemptive relief or develop opportunities that comply with such limitations.

In situations where co-investment with other accounts managed by our Investment Adviser or its affiliates is not permitted or appropriate, Garrison Investment Group and our Investment Adviser will need to decide which client will proceed with the investment. The written allocation policy of Garrison Investment Group and its affiliated investment advisers, including our Investment Adviser, provides, in such circumstances, for investments to be allocated on a rotational basis to assure that all clients of our Investment Adviser and its affiliates have fair and equitable access to such investment opportunities. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which a fund managed by our Investment Adviser or its affiliates has previously invested. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. These restrictions may limit the scope of investment opportunities that would otherwise be available to us.

See “Risk Factors — Risks Relating to our Business and Structure — There are significant potential conflicts of interest that could affect our investment returns” and “Certain Relationships.”

Company Information

Our principal executive offices are located at 1290 Avenue of the Americas, Suite 914, New York, New York 10104, telephone number (212) 372-9590. Our corporate website is located at www.garrisoncapitalbdc.com. Information on our website is not incorporated into or a part of this prospectus.

Summary Risk Factors

Investing in our Company involves a high degree of risk and you could lose all or part of your investment. Certain of these risks are referenced below.

•	We have a limited operating history as a business development company.
•	The lack of experience of our Investment Adviser in operating under the constraints imposed on us as a business development company and RIC may hinder the achievement of our investment objectives.
•	Regulations governing our operation as a business development company, including those related to the issuance of senior securities, will affect our ability to, and the way in which we, raise additional debt or equity capital.
•	Our strategy involves a high degree of leverage. We intend to continue to finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us. The risks of investing in a highly leveraged fund include volatility and possible distribution restrictions.

•	We are subject to risks associated with the CLO.
º	The Retained Notes are subordinated obligations of the CLO;
º	The Retained Notes are a highly leveraged investment;
º	The interests of investors in certain of the Class A Notes and Class B Notes may not be aligned with our interests, and we may have no control over remedies;
º	The CLO may fail to meet certain asset coverage tests, which would have an adverse effect on the time of payments to us;
º	Restructurings of investments held by the CLO may decrease their value and reduce amounts payable on the Retained Notes;
º	We may not receive cash from the CLO;
º	The CLO depends on the managerial expertise available to the collateral manager and its key personnel; and
º	Our ability to transfer the Retained Notes is limited.
•	There are significant potential conflicts of interest that could affect our investment returns.
•	We are subject to risks associated with middle-market companies.
•	We may expose ourselves to risks if we engage in hedging transactions.
•	Investing in our common stock may involve an above average degree of risk.

See “Risk Factors” beginning on page 14 for more information on these and other risks you should carefully consider before deciding to invest in shares of our common stock.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in shares of our common stock will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. However, the table does not give effect to any fee waivers. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or “Garrison Capital,” or that “we” will pay fees or expenses, common stockholders will indirectly bear such fees or expenses as investors in Garrison Capital.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	—	(1)
Offering expenses (as a percentage of offering price)	—	(2)
Dividend reinvestment plan fees	None	(3)
Total stockholder transaction expenses (as a percentage of offering price)	—
Annual expenses (as a percentage of net assets attributable to common stock):
Base management fees	3.02	%(4)
Incentive fees payable under Investment Advisory Agreement (20% of Pre-Incentive Fee Net Investment Income and 20% of realized capital gains)	4.21	%(5)
Interest payments on borrowed funds	4.52	%(6)
Other expenses	1.67	%(7)
Total annual expenses	13.42%

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses remain at the levels set forth in the table above.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$90	$259	$415	$749

(1)	In the event that the securities to which this prospectus relate are sold to or through underwriters or agents, a corresponding prospectus supplement will disclose the applicable sales load.
(2)	The related prospectus supplement, including each underwritten offering by any of the selling stockholders identified under “Selling Stockholders,” will disclose the estimated amount of total offering expenses (which may include offering expenses borne by third parties on our behalf), the offering price and the offering expenses borne by us as a percentage of the offering price.
(3)	The expenses of the dividend reinvestment plan, which consist primarily of the expenses of American Stock Transfer & Trust Company, LLC, are included in “other expenses.” See “Dividend Reinvestment Plan.”
(4)	Our base management fee under the Investment Advisory Agreement is based on our gross assets, excluding cash and cash equivalents but including assets purchased with borrowed funds and is payable quarterly in arrears. The management fee referenced in the table above is based on actual amounts incurred during the three months ended March 31, 2014, annualized for a full year. The SEC requires that the “Management fees” percentage be calculated as a percentage of net assets attributable to common stockholders, rather than total assets, including assets that have been funded with borrowed monies because common stockholders bear all of this cost. The estimate of our base management fees assumes net assets of $258.9 million and leverage of $224.6 million, which reflects our net assets and leverage as of March 31, 2014.

(5)	The incentive fee consists of two components that are independent of each other (except as provided in the Incentive Fee Cap and Deferral Mechanism described below), with the result that one component may be payable even if the other is not.

We have structured the calculation of these incentive fees, which we refer to as the “Income and Capital Gain Incentive Fee Calculations,” to include a fee limitation such that no incentive fee will be paid to our Investment Adviser for any fiscal quarter if, after such payment, the cumulative incentive fees paid to our Investment Adviser for the period that includes such fiscal quarter and the 11 full preceding fiscal quarters, which we refer to in this prospectus as the Incentive Fee Look-back Period, would exceed 20.0% of our Cumulative Pre-Incentive Fee Net Return during the applicable Incentive Fee Look-back Period. The Incentive Fee Look-back Period commenced on April 1, 2013. Prior to April 1, 2016, the Incentive Fee Look-back Period will consist of fewer than 12 full fiscal quarters. For example, at the end of our first full fiscal quarter after our initial public offering, the Incentive Fee Look-back Period will consist of one full fiscal quarter and our Cumulative Pre-Incentive Fee Net Return will equal the sum of (a) the Pre-Incentive Fee Net Investment Income during that fiscal quarter and (b) our realized capital gains, realized capital losses, unrealized capital depreciation and unrealized capital appreciation, if any, during such fiscal quarter. Similarly, at the end of our second full fiscal quarter after our initial public offering, the Incentive Fee Look-back Period will consist of two full fiscal quarters and our Cumulative Pre-Incentive Fee Net Return will equal the sum of (a) the Pre-Incentive Fee Net Investment Income during those two fiscal quarters and (b) our cumulative realized capital gains, cumulative realized capital losses, cumulative unrealized capital depreciation and cumulative unrealized capital appreciation, with “cumulative” meaning occurring during the two full fiscal quarters elapsed since April 1, 2013. The deferral component of the Incentive Fee Cap and Deferral Mechanism may cause incentive fees that accrued during one fiscal quarter to be paid to our Investment Adviser at any time during the 11 full fiscal quarters following such initial full fiscal quarter.

We accomplish this limitation by subjecting each incentive fee payable to a cap, which we refer to in this prospectus to as the Incentive Fee Cap. The Incentive Fee Cap in any quarter is equal to (a) 20.0% of Cumulative Pre-Incentive Fee Net Return during the Incentive Fee Look-back Period less (b) cumulative incentive fees of any kind paid to our Investment Adviser by us during the Incentive Fee Look-back Period. To the extent the Incentive Fee Cap is zero or a negative value in any quarter, we will pay no incentive fee to our Investment Adviser in that quarter. We will only pay incentive fees to the extent allowed by the Incentive Fee Cap and Deferral Mechanism. To the extent that the payment of incentive fees is limited by the Incentive Fee Cap and Deferral Mechanism, the payment of such fees may be deferred and paid up to three years after their date of deferment subject to applicable limitations included in the Investment Advisory Agreement.

The first component of the incentive fee, which is income-based and payable quarterly in arrears, equals 20% of the amount, if any, that our “Pre-Incentive Fee Net Investment Income” exceeds a 2.00% quarterly (8.00% annualized) hurdle rate (the “Hurdle Rate”), subject to a “catch-up” provision measured at the end of each calendar quarter and the Incentive Fee Cap and Deferral Mechanism described below. The operation of the first component of the incentive fee for each quarter is as follows:

•	no incentive fee is payable to our Investment Adviser in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate of 2.00% (8.00% annualized);
•	100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle Rate but is less than 2.50% in any calendar quarter (10.00% annualized) is payable to our Investment Adviser. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the Hurdle Rate but is less than 2.50%) as the “catch-up.” The effect of the “catch-up” provision is that, if such Pre-Incentive Fee Net Investment Income exceeds 2.50% in any calendar quarter, our Investment Adviser will receive 20% of such Pre-Incentive Fee Net Investment Income as if the Hurdle Rate did not apply; and

•	20% of the amount of such Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.50% in any calendar quarter (10.00% annualized) is payable to our Investment Adviser (once the Hurdle Rate is reached and the catch-up is achieved).

The portion of such incentive fee that is attributable to deferred interest (such as payment-in-kind interest or original issue discount) will be paid to the Investment Adviser, together with any other interest accrued on the loan from the date of deferral to the date of payment, only if and to the extent the Company actually receives such interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. Any reversal of such amounts would reduce net income for the quarter by the net amount of the reversal (after taking into account the reversal of incentive fees payable) and would result in a reduction and possibly elimination of the incentive fees for such quarter. For the avoidance of doubt, no incentive will be paid to the Investment Adviser on amounts accrued and not paid in respect of deferred interest.

There is no accumulation of amounts on the Hurdle Rate from quarter to quarter and, accordingly, there is no clawback of amounts previously paid if subsequent quarters are below the quarterly Hurdle Rate and there is no delay of payment if prior quarters are below the quarterly Hurdle Rate. Since the Hurdle Rate is fixed, as interest rates rise, it will be easier for our Investment Adviser to surpass the Hurdle Rate and receive an incentive fee based on Pre-Incentive Fee Net Investment Income.

The second component, which is capital gains-based, is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date) and equals 20% of the Company’s cumulative aggregate realized capital gains through the end of such year, computed net of the Company’s aggregate cumulative realized capital losses and aggregate cumulative unrealized capital depreciation through the end of such year, less the aggregate amount of any previously paid capital gains incentive fees and subject to the Incentive Fee Cap and Deferral Mechanism described below. The capital-gains component of the incentive fee excludes any portion of realized gains (losses) that are associated with the reversal of any portion of unrealized appreciation/depreciation attributable to periods prior to April 1, 2013. The capital gains component of the incentive fee is not subject to any minimum return to stockholders.

As described above, we will not pay any incentive fee at any time when, after such payment, the cumulative incentive fees paid to date would exceed 20% of the Cumulative Pre-Incentive Fee Net Return during the Incentive Fee Look-back Period. “Incentive fees payable under the Investment Advisory Agreement” are based on actual amounts incurred during the three months ended March 31, 2014, annualized for a full year.

(6)	Our stockholders bear directly or indirectly the costs of borrowings under the CLO and GLC Trust 2013-2 Revolver and other debt instruments. The borrowing costs included in the table above are estimated based on actual amounts incurred during the three months ended March 31, 2014, annualized for a full year. At March 31, 2014, the weighted average effective interest rate for total outstanding debt was 3.03%. Deferred debt issuance costs include structuring and other facility fees, as well as legal fees, rating agency fees and all other direct and incremental costs associated with the CLO and GLC Trust 2013-2 Revolver, which costs we amortize fully over the life of the loans. For purposes of the example above, the deferred debt issuance costs are assumed to reoccur annually. We expect to continue to use leverage to finance a portion of our investments in the future, consistent with the rules and regulations under the 1940 Act.
(7)	Includes our overhead expenses, including payments under the Administration Agreement, based on our allocable portion of overhead and other expenses incurred by Garrison Capital Administrator in performing its obligations under the Administration Agreement. See “The Adviser and the Administrator — Administration Agreement.” “Other expenses” are based on estimated amounts for the fiscal year ending December 31, 2014 without giving effect to any waivers.

The example above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the Investment Advisory Agreement, which, assuming a 5% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is not included in the example. This illustration assumes that we will not realize any capital gains (computed net of all realized capital losses and unrealized capital depreciation) in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses and returns to our investors would be higher. If the 5% annual return were derived entirely from capital gains, you would pay expenses on a $1,000 investment of $100, $283, $448 and $791 over periods of one year, three years, five years and ten years, respectively. The example assumes reinvestment of all dividends and other distributions at net asset value. Participants in our dividend reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the distribution. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

RISK FACTORS

Before you invest in our securities, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our securities. The risks set out below are not the only risks we face. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our securities could decline, and you may lose all or part of your investment.

Risks Relating to Our Business and Structure

We have a limited operating history as a business development company.

Prior to October 2012, we did not operate as a business development company or regulated investment company, or a RIC. As a result, we are subject to business risks and uncertainties, including the risk that we will not maintain our status as a business development company or achieve our investment objective and that the value of your investment could decline substantially.

The lack of experience of our Investment Adviser in operating under the constraints imposed on us as a business development company and RIC may hinder the achievement of our investment objectives.

The 1940 Act and the Code impose numerous constraints on the operations of business development companies and RICs that do not apply to other investment vehicles managed by Garrison Investment Group and its affiliates. Business development companies are required, for example, to invest at least 70% of their total assets in qualifying assets, including U.S. private or thinly-traded public companies, cash, cash equivalents, U.S. government securities and other high-quality debt instruments that mature in one year or less from the date of investment. Subject to certain exceptions for follow-on investments and distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange may be treated as a qualifying asset only if such issuer has a common equity market capitalization that is less than $250 million at the time of such investment. Moreover, qualification for taxation as a RIC requires satisfaction of source-of-income, asset diversification and distribution requirements. Neither we nor our Investment Adviser has long term experience operating under these constraints, which may hinder our ability to take advantage of attractive investment opportunities and to achieve our investment objective. As a result, we cannot assure you that our Investment Adviser will be able to operate our business under these constraints. Any failure to do so could subject us to enforcement action by the SEC, cause us to fail to satisfy the requirements associated with RIC status, cause us to fail the 70% test described above or otherwise have a material adverse effect on our business, financial condition or results of operations.

We may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could be found to be in violation of the 1940 Act provisions applicable to business development companies and possibly lose our status as a business development company, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inopportune times in order to come into compliance with the 1940 Act. If we need to dispose of such investments quickly, it may be difficult to dispose of such investments on favorable terms, or at all. For example, we may have difficulty in finding a buyer and, even if we do find a buyer, we may have to sell the investments at a substantial loss or otherwise for less than we could have received if we were able to sell them at a later time.

We depend upon key personnel of Garrison Investment Group and its affiliates.

We are an externally managed business development company, and therefore we do not have any internal management capacity or employees. We depend on the diligence, skill and network of business contacts of our Investment Adviser to achieve our investment objective. We expect that our Investment Adviser will evaluate, negotiate, structure, close and monitor our investments in accordance with the terms of the Investment Advisory Agreement.

Our Investment Adviser is an affiliate of Garrison Investment Group and, in turn, depends upon access to the investment professionals and other resources of Garrison Investment Group and its affiliates to fulfill its obligations to us under the Investment Advisory Agreement. Garrison Capital Advisers also depends upon Garrison Investment Group to obtain access to deal flow generated by the professionals of Garrison Investment Group. Under the Staffing Agreement, Garrison Investment Group has agreed to provide our Investment Adviser with the resources necessary to fulfill these obligations. The Staffing Agreement provides that Garrison Investment Group will make available to Garrison Capital Advisers experienced investment professionals and access to the senior investment personnel of Garrison Investment Group for purposes of evaluating, negotiating, structuring, closing and monitoring our investments. We are not a party to the Staffing Agreement and cannot assure you that Garrison Investment Group will fulfill its obligations under the agreement. If Garrison Investment Group fails to perform, we cannot assure you that Garrison Capital Advisers will enforce the Staffing Agreement, that such agreement will not be terminated by either party or that we will continue to have access to the investment professionals of Garrison Investment Group and its affiliates or their market knowledge and deal flow.

We depend upon the senior professionals of Garrison Investment Group to maintain relationships with potential sources of lending opportunities, and we intend to rely to a significant extent upon these relationships to provide us with potential investment opportunities. We cannot assure you that these individuals will continue to indirectly provide investment advice to us. If these individuals, including the members of our investment committee, do not maintain their existing relationships with Garrison Investment Group, maintain existing relationships or develop new relationships with other sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom the senior professionals of Garrison Investment Group have relationships are not obligated to provide us with investment opportunities. Therefore, we cannot assure you that such relationships will generate investment opportunities for us.

If our Investment Adviser is unable to manage our investments effectively, we may be unable to achieve our investment objective.

Our ability to achieve our investment objective depends on our ability to manage our business and to grow our business. This depends, in turn, on our Investment Adviser’s ability to identify, invest in and monitor companies that meet our investment criteria. This, in turn, depends on the ability of Garrison Investment Group’s investment professionals to identify, invest in and monitor companies that meet our investment criteria. The achievement of our investment objectives on a cost-effective basis will depend upon our Investment Adviser’s execution of our investment process, its ability to provide competent, attentive and efficient services to us and our access to financing on acceptable terms. Our Investment Adviser has substantial responsibilities under the Investment Advisory Agreement. The personnel of Garrison Investment Group who are made available to our Investment Adviser under the Staffing Agreement are engaged in other business activities and may be called upon to provide managerial assistance to our portfolio companies, either of which could distract them, divert their time and attention or otherwise cause them not to dedicate a significant portion of their time to our businesses which could slow our rate of investment. Any failure to manage our business and our future growth effectively could have a material adverse effect on our business, financial condition, results of operations and cash flows.

The highly competitive market for investment opportunities in which we operate may limit our investment opportunities.

A number of entities continue to compete with us to make investments in middle-market companies. We compete with public and private funds, including other business development companies, commercial and investment banks, commercial financing companies, and, to the extent they provide an alternative form of financing, private equity funds. Additionally, as competition for investment opportunities increases, alternative investment vehicles, such as hedge funds and collateralized loan obligations, may invest in middle-market companies. As a result of these new entrants, competition for investment opportunities in middle-market companies could intensify. Many of our potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we cannot assure you that we will be able to identify and make investments that are consistent with our investment objective.

Entrants in our industry compete on several factors, including price, flexibility in transaction structuring, customer service, reputation, market knowledge and speed in decision-making. We do not intend to compete primarily based on the interest rates we offer, and we believe that some of our competitors may make loans with interest rates that are lower than the rates we offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. However, if we match our competitors’ pricing, terms and structure, we may reduce our net investment income and increase our risk of credit loss.

Current market conditions have materially and adversely affected debt and equity capital markets in the United States and around the world.

Since mid-2007, the global capital markets have experienced a period of disruption resulting in increased spreads between the yields realized on riskier debt securities and those realized on securities perceived to be risk-free, such as U.S. treasuries, a lack of liquidity in parts of the debt capital markets, significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the syndicated loan market. A prolonged period of market illiquidity or uncertainty regarding U.S. government deficit and spending levels, including negotiation of federal spending cuts, and implementation of global fiscal austerity measures may lead to a general decline in economic conditions, which could materially and adversely affect the broader financial and credit markets and reduce the availability of debt and equity capital for the market as a whole and to financial firms in particular. To the extent that we wish to incur indebtedness to fund new investments, to renew or refinance existing indebtedness, including the notes issued by the CLO which are currently scheduled to mature no later than September 25, 2023, to obtain other lines of credit or to issue senior securities during such unfavorable economic conditions, including future recessions, the debt capital that will be available to us, if at all, may be at a higher cost, and on terms and conditions that may be less favorable than we expect, which could negatively affect our financial performance and results.

We have elected to be treated as a RIC beginning October 9, 2012 and intend to qualify annually for such treatment. If we are unable to qualify as a RIC, we will be subject to corporate-level income tax.

We have elected to be treated as a RIC under the Code and intend to qualify annually for such treatment. To qualify as a RIC under the Code and obtain RIC tax benefits, we must meet certain income source, asset diversification and annual distribution requirements. The annual distribution requirement for a RIC is satisfied if we distribute at least 90% of our ordinary income and realized net short term capital gains in excess of realized net short term capital losses, if any, to our stockholders on an annual basis. To the extent we use preferred stock or debt financing in the future, we may be subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under preferred stock or loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify for RIC tax benefits. If we fail to make sufficient distributions, as a result of contractual restrictions or otherwise, we may fail to qualify for such benefits and, thus, may be subject to corporate-level income tax. To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because we anticipate that most of our investments will be in the debt of relatively illiquid middle-market private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to qualify for RIC tax benefits for any reason and remain or become subject to corporate-level income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and our stockholders.

Our returns will be reduced by any U.S. corporate income tax that our subsidiaries pay.

Some of the income and fees that we recognize will not satisfy the 90% Income Test described above. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy the 90% Income Test or for other reasons, we may be required to recognize certain income and fees indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce our return on such income and fees. In addition, we may invest in partnerships, including qualified publicly traded partnerships and limited liability companies treated as partnerships for tax purposes, which may result in our being subject to state, local or foreign income, franchise or withholding liabilities.

Non-U.S. stockholders may be adversely affected by a scheduled change in U.S. federal income tax law.

Under a provision applicable for taxable years of RICs beginning before January 1, 2014, properly designated dividends received by a Non-U.S. stockholder are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of “qualified net interest income” (generally, U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we are at least a 10% stockholder, reduced by expenses that are allocable to such income), or (b) are paid in connection with “qualified short-term capital gains” (generally, the excess of net short-term capital gain over long-term capital loss for such taxable year). If such provision is not extended, non-U.S. stockholders will be subject to 30% U.S. federal withholding tax on distributions other than actual or deemed distributions of our net capital gains unless reduced under the Code or an applicable tax treaty. There can be no assurance that the provision will be extended, and we may also choose not to designate some or all of the distributions potentially eligible for the exemption.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For U.S. federal income tax purposes, we include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the making of a loan or possibly in other circumstances, or PIK interest, which represents contractual interest added to the loan balance and due at the end of the loan term. The credit risk associated with the collectability of deferred payments may be increased as and when a portfolio company increases the amount of interest on which it is deferring cash payment through deferred interest features. Such original issue discount, which could be significant relative to our overall investment assets, and increases in loan balances as a result of PIK interest will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash. Our investments with a deferred interest feature, such as PIK interest, may represent a higher credit risk than loans for which interest must be paid in full in cash on a regular basis. For example, even if the accounting conditions for income accrual are met, the borrower could still default when our actual collection is scheduled to occur upon maturity of the obligation.

As a result, we may have difficulty meeting the tax requirement to distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to obtain RIC tax benefits. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax benefits and thus be subject to corporate level income tax.

Regulations governing our operation as a business development company, including those related to the issuance of senior securities, will affect our ability to, and the way in which we, raise additional debt or equity capital.

We expect that we will require a substantial amount of capital. We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted as a business development company to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this ratio. If that happens, we may be required to sell a portion of our investments at a time when such sales may be disadvantageous and, depending on the nature of our leverage, repay a portion of our indebtedness.

Our board of directors may decide to issue common stock to finance our operations rather than issuing debt or other senior securities. As a business development company, we are not generally able to issue and sell our common stock at a price below current net asset value per share. We may, however, issue or sell our common stock, at a price below the current net asset value of the common stock, or sell warrants, options or rights to acquire such common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in the best interests of us and our stockholders, and if our stockholders approve such sale within the preceding 12 months. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). We also may conduct rights offerings at prices per share less than the net asset value per share, subject to the requirements of the 1940 Act. If we raise additional funds by issuing additional common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease, and our stockholders may experience dilution.

Our strategy involves a high degree of leverage. We intend to continue to finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us. The risks of investment in a highly leverage fund include volatility and possible distribution restrictions.

Our strategy involves a high degree of leverage. The use of leverage, including through the issuance of senior securities, magnifies the potential for gain or loss on amounts invested. We have incurred leverage in the past and currently incur leverage through the CLO and the GLC Trust 2013-2 Revolver and, from time to time, intend to incur additional leverage to the extent permitted under the 1940 Act. The use of leverage is generally considered a speculative investment technique and increases the risks associated with investing in our securities. The risks of investing in a highly leveraged fund include volatility and possible distribution restrictions. In the future, we may borrow from, and issue senior securities, to banks, insurance companies and other lenders. Holders of these senior securities will have fixed dollar claims on our assets that are superior to the claims of our common stockholders, and we would expect such holders to seek recovery against our assets in the event of a default. We may pledge up to 100% of our assets and may grant a security interest in all of our assets under the terms of any debt instruments into which we may enter. In addition, under the terms of any credit facility or other debt instrument we enter into, we are likely to be required by its terms to use the net proceeds of any investments that we sell to repay a portion of the amount borrowed under such facility or instrument before applying such net proceeds to any other uses.

If the value of our assets decreases, leverage would cause net asset value to decline more sharply than it otherwise would have had we not leveraged, thereby magnifying losses or eliminating our equity stake in a leveraged investment. Similarly, any decrease in our revenue or income will cause our net income to decline more sharply than it would have had we not borrowed. Such a decline would also negatively affect our ability to make distributions on our common stock or preferred stock. Our ability to service our debt will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. In addition, our common stockholders will bear the burden of any increase in our expenses as a result of our use of leverage, including interest expenses and any increase in the management fee payable to our Investment Adviser.

As a business development company, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock that we may issue in the future, of at least 200%. If this ratio declines below 200%, we cannot incur additional debt and could be required to sell a portion of our investments to repay some debt when it is disadvantageous to do so. This could have a material adverse effect on our operations, and we may not be able to make distributions. The amount of leverage that we employ will depend on our Investment Adviser’s and our board of directors’ assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us. We may also borrow amounts up to 5% of the value of our total assets for temporary purposes without regard to asset coverage.

In addition, the terms governing the CLO, the GLC Trust 2013-2 Revolver and any indebtedness that we incur in the future could impose financial and operating covenants that restrict our business activities, including limitations that may hinder our ability to finance additional loans and investments or make the distributions required to maintain our status as a RIC under the Code.

The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses as of March 31, 2014. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

	Assumed Return on Our Portfolio (Net of Expenses)
	-10%	-5%	0%	5%	10%
Corresponding return to common stockholder(1)	-22%	-12%	-3%	7%	17%

(1)	Assumes $505.3 million in total assets, $210.4 million of par debt outstanding under the CLO $14.2 million of debt outstanding under the GLC Trust 2013-2 Revolver, $258.9 million in net assets as of March 31, 2014 and an average cost of funds of 2.36%, 2.54%, 4.11%, 5.42% and 4.49%, which were the weighted average effective interest rates of the Class A-1R Notes, Class A-1T Notes, Class A-2 Notes, the Class B Notes and the GLC Trust 2013-2 Revolver, respectively, for the period ended March 31, 2014, and includes the effects of the amortization of deferred debt issuance costs. The weighted average effective interest rate for our total outstanding debt was 3.03% as of March 31, 2014.

Based on our outstanding indebtedness of $224.6 million as of March 31, 2014 and an average cost of funds of 2.36%, 2.54%, 4.11%, 5.42% and 4.49%, which were the weighted average effective interest rates of the Class A-1R Notes, Class A-1T Notes, Class A-2 Notes, Class B Notes and the GLC Trust 2013-2 Revolver, respectively, as of that date, our investment portfolio must experience an annual return of at least 1.38% to cover annual interest payments on the CLO and the GLC Trust 2013-2 Revolver.

In addition to issuing securities to raise capital as described above, we have securitized a large portion of our loans to generate cash for funding new investments and may seek to securitize additional loans in the future. To securitize additional loans in the future, we may create a wholly-owned subsidiary and contribute a pool of loans to the subsidiary. This could include the sale of interests in the subsidiary on a non-recourse basis to purchasers who we would expect to be willing to accept a lower interest rate to invest in investment grade loan pools, and we would retain a portion of the equity in any such securitized pool of loans. An inability to securitize part of our loan portfolio could limit our ability to grow our business, fully execute our business strategy and increase our earnings. Moreover, certain types of securitization transactions may expose us to greater risk of loss.

Any failure on our part to maintain our status as a business development company would reduce our operating flexibility.

If we do not remain a business development company, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility.

Because we expect to distribute substantially all of our ordinary income and net realized capital gains to our stockholders, we will need additional capital to finance our growth and such capital may not be available on favorable terms, or at all.

We will need additional capital to fund growth in our investment portfolio. We may issue debt or equity securities or borrow from financial institutions in order to obtain this additional capital. A reduction in the availability of new capital could limit our ability to grow. We will be required to distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders to maintain our RIC status. As a result, these earnings will not be available to fund new investments. If we fail to obtain additional capital to fund new investments, this could limit our ability to grow, which may have an adverse effect on the value of our securities.

We are subject to risks associated with the CLO.

As a result of the CLO, we are subject to a variety of risks, including those set forth below.

The Retained Notes are subordinated obligations of the CLO.

We indirectly own all of the Subordinated Notes. We refer to the Subordinated Notes and the Class C Notes collectively as the “Retained Notes.” We consolidate the financial statements of the CLO in our consolidated financial statements and treat the Class A Notes and Class B Notes as leverage.

The Retained Notes are the most junior classes of securities issued by the CLO. They are subordinated in priority of payment to every other class of notes issued by the CLO and are subject to certain payment restrictions set forth in the indenture governing the notes issued by the CLO. In accordance with the priority of payment provisions of the indenture of the CLO, all principal proceeds are generally required to be used to pay down every other class of notes issued by the CLO prior to the Retained Notes. In addition, the Retained Notes generally have only limited voting rights and generally do not benefit from any creditors’ rights or ability to exercise remedies under the indenture governing the notes issued by the CLO. The Retained Notes are not guaranteed by another party.

The Subordinated Notes do not bear a stated rate of interest, and the Class C Notes bear interest at the London Interbank Offered Rate, or LIBOR, plus 5.5%. We receive cash distributions on the Retained Notes only if CLO has made all required cash interest payments on all of the Class A Notes and Class B Notes it has issued. We view the Subordinated Notes as an equity investment in the CLO and the Class C Notes as additional funding and cannot assure you that distributions on the assets held by the CLO will be sufficient to make any distributions to us or that the yield on the Retained Notes will meet our expectations.

The Subordinated Notes are unsecured and rank behind all of the secured creditors, known or unknown, of the CLO, including the holders of the Class A Notes, Class B Notes and Class C Notes it has issued. Consequently, to the extent that the value of the CLO’s portfolio of loan investments has been reduced as a result of conditions in the credit markets, defaulted loans, capital gains and losses on the underlying assets, prepayment or changes in interest rates, the value of the Subordinated Notes realized at their redemption could be reduced. Accordingly, the Subordinated Notes may not be paid in full and may be subject to up to 100% loss.

The Retained Notes are a highly leveraged investment.

As of March 31, 2014, the CLO owed approximately $210.4 million under the Class A Notes and Class B Notes, and the fair value of the investments held by the CLO was $345.0 million. The leveraged nature of the Retained Notes may magnify the adverse impact on the Retained Notes of changes in the market value of the investments held by the CLO, changes in the distributions on those investments, defaults and recoveries on those investments, capital gains and losses on those investments, prepayments on those investments and availability, prices and interest rates of those investments. We are prepared to hold the Retained Notes for an indefinite period of time or until their stated maturity.

The interests of investors in certain of the Class A Notes and Class B Notes may not be aligned with our interests, and we may have no control over remedies.

Generally, institutional investors hold the Class A Notes and Class B Notes. The Class A Notes and Class B Notes rank senior in right of payment to the Retained Notes. As a result, there are circumstances in which the interests of investors in a class of notes may not be aligned with the interests of holders of the other classes of notes issued by the CLO. For example, under the terms of the indenture, investors in the Class A-1R Notes and Class A-1T Notes, or together, the Class A-1 Notes, have the right to receive payments of principal and interest prior to investors in all other classes of notes.

As the holder of the Retained Notes, we are generally not entitled to exercise remedies under the indenture governing the notes issued by the CLO. For as long as the Class A-1 Notes, remain outstanding, investors in the Class A-1 Notes comprise the most senior class of notes of the CLO then outstanding, or the Controlling Class, under the CLO. Upon repayment of the Class A-1 Notes, investors in the Class A-2 Notes will become the Controlling Class. Upon repayment of the Class A Notes, investors in the Class B Notes will become the Controlling Class. Upon repayment of the Class A Notes and Class B Notes, investors in the Class C Notes will become the Controlling Class. The Controlling Class has the right to act in certain circumstances with respect to the portfolio loans in ways that may benefit their interests but not in the interests of other investors in more junior classes of notes, including by exercising remedies, waiving events of default or rescinding declaration of acceleration of the notes under the indenture governing the notes issued by the CLO. The Controlling Class has no obligation to consider any possible adverse effect on any other class of notes. For example, upon the occurrence and during the continuance of an event of default with respect to the notes issued by the CLO, the trustee, Deutsche Bank Trust Company Americas, or holders of a majority of the Controlling Class may declare the principal of all the Secured Notes and all other amounts payable by the CLO to be immediately due and payable. This would have the effect of accelerating the principal on such notes and triggering a repayment obligation on the part of the CLO. The CLO may not have sufficient proceeds available to enable the trustee under the indenture to repay the obligations of holders of the Retained Notes. The Controlling Class may be less likely to waive an event of default or rescind declaration of acceleration of outstanding amounts than traditional lenders to business development companies, including banks and their affiliates, under senior secured credit facilities.

We cannot assure you that any remedies pursued by the Controlling Class will be in our best interests or that we will receive any payments or distributions upon an acceleration of the notes. Any failure of the CLO to make distributions on the Retained Notes, whether as a result of an event of default or otherwise, could have a material adverse effect on our business, financial condition, results of operations and cash flows and may result our inability to make distributions sufficient to allow our qualification as a RIC.

CLO may fail to meet certain asset coverage tests, which would have an adverse effect on the time of payments to us.

Under the documents governing the CLO, there are two coverage tests applicable to the Secured Notes. The first such test compares the amount of interest received on the collateral loans held by the CLO to the amount of interest payable in respect of the Secured Notes. To meet this first test, the aggregate amount of interest received on the portfolio loans must equal, after the payment of certain fees and expenses, at least 135% of the interest payable in respect of the Class A Notes, 125% of the interest payable on the Class A Notes and the Class B Notes, taken together, and 115% of the interest payable on the Class A Notes, Class B Notes and Class C Notes, taken together. The second such test compares the aggregate principal amount of the collateral loans, as calculated in accordance with the indenture, to the aggregate outstanding principal amount of the Secured Notes. To meet this second test at any time, the aggregate principal amount of the collateral loans must equal at least 173.4% of the aggregate outstanding principal amount of the Class A Notes, 156.1% of the aggregate outstanding principal amount of the Class A Notes and the Class B Notes, taken together, and 148.1% of the aggregate outstanding principal amount of the Class A Notes, Class B Notes and Class C Notes, taken together. If any coverage test is not satisfied with respect to a quarterly payment date, the CLO is required to apply available amounts to the repayment of interest on and principal of the Class A Notes, then the Class B Notes and then the Class C Notes to the extent necessary to satisfy the applicable coverage tests. In addition, if the aggregate principal amount of the collateral loans to the aggregate outstanding principal amount of the Class A Notes is less than or equal to 115% as of any measurement date, a majority of the Controlling Class may direct the sale and liquidation of assets held by the CLO, which could have a material adverse effect on our business financial condition and results of operations.

Restructurings of investments held by the CLO may decrease their value and reduce amounts payable on the Retained Notes.

GF 2013-2 Manager and the CLO entered into a collateral management agreement, an agreement entered into between a manager and a debt securitization vehicle or similar issuer, which sets forth the terms and conditions pursuant to which the manager provides advisory and/or management services with respect to the client’s securities portfolio. Under the collateral management agreement, GF 2013-2 Manager serves as collateral manager of the CLO. In addition, GF 2013-2 Manager has entered into a sub-collateral management agreement with our Investment Adviser, whereby GF 2013-2 Manager delegated certain of its obligations and duties under the collateral management agreement to our Investment Adviser. The sub-collateral manager, which is our Investment Adviser, is a registered investment adviser under the Advisers Act.

GF 2013-2 Manager, as collateral manager, on behalf of the CLO, has broad authority to direct and supervise the investment and reinvestment of the investments held by the CLO, which may include exercising or enforcing, or refraining from exercising or enforcing, any or all of the CLO’s rights in connection with the execution of amendments, waivers, modifications and other changes to the investment documentation in accordance with the collateral management agreement, and subject to the right of the Controlling Class to consent to certain amendments. During periods of economic uncertainty and recession, the incidence of amendments, waivers, modifications and restructurings of investments may increase. Such amendments, waivers, modifications and other restructurings will change the terms of the investments and in some cases may result in the CLO holding assets not meeting its criteria for investments. This could adversely impact the coverage tests under the indenture governing the notes issued by the CLO. Any amendment, waiver, modification or other restructuring that reduces the CLO’s compliance with certain financial tests will make it more likely that the CLO will need to utilize cash to pay down the unpaid principal amount of the Secured Notes to cure any breach in such test instead of making payments on the Retained Notes. Any such use of cash would reduce distributions available and delay the timing of payments to us.

We cannot assure you that any particular restructuring strategy pursued by GF 2013-2 Manager or any successor collateral manager will maximize the value of or recovery on any investment. Any restructuring can fundamentally alter the nature of the related investment, and restructurings are not subject to the same underwriting standards that are employed in connection with the origination or acquisition of investments. Any restructuring could alter, reduce or delay the payment of interest or principal on any investment, which could delay the timing and reduce the amount of payments made to us. Restructurings of investments might also result in extensions of the term thereof, which could delay the timing of payments made to us.

We may not receive cash from the CLO.

We receive cash from the CLO only to the extent that we receive payments on the Retained Notes. The CLO may make payments on such notes only to the extent permitted by the payment priority provisions of the indenture governing the notes issued by the CLO. This indenture generally provides that principal payments on the Retained Notes may not be made on any payment date unless all amounts owing under the Class A Notes and Class B Notes are paid in full. In addition, if the CLO does not meet the asset coverage tests or the interest coverage test set forth in the documents governing the the CLO, cash would be diverted from the ordinary priority of payments to first make payments on the Secured Notes in amounts sufficient to cause such tests to be satisfied. In the event that we fail to receive cash from the CLO, we could be unable to make distributions to our stockholders in amounts sufficient to maintain our status as a RIC, or at all. We also could be forced to sell investments in portfolio companies or the notes that we own at less than their fair value in order to continue making such distributions.

The CLO depends on the managerial expertise available to the collateral manager and its key personnel.

The CLO’s activities are directed by GF 2013-2 Manager or any successor collateral manager. GF 2013-2 Manager has retained the Investment Adviser to furnish collateral management sub-advisory services. In our capacity as holder of the Retained Notes, we are generally not able to make decisions with respect to the management, disposition or other realization of any investment, or other decisions regarding the business and affairs of the CLO. Consequently, the success of the CLO will depend, in large part, on the financial and managerial expertise of the collateral manager’s investment professionals. There can be no assurance that such investment professionals will continue to serve in their current positions or continue to be authorized persons of the collateral manager. Although such investment professionals will devote such time as they determine in their discretion is reasonably necessary to fulfill the collateral manager’s obligations to the CLO effectively, they will not devote all of their professional time to the affairs of the CLO.

Our ability to transfer the Retained Notes is limited.

The notes issued by the CLO are illiquid investments and subject to extensive transfer restrictions, and no party is under any obligation to make a market for the notes. There is no market for the notes, and we may not be able to sell or otherwise transfer the Retained Notes at their fair value, or at all, in the event that we determine to sell them. During economic downturns, notes issued in securitization transactions may experience high volatility and significant fluctuations in market value. Additionally, some potential buyers of such notes now view securitization products as an inappropriate investment, thereby reducing the number of potential buyers and/or potentially affecting liquidity in the secondary market.

We may not be able to redeem the Secured Notes prior to September 25, 2015.

Under the terms of the indenture governing the notes issued by the CLO, we are not permitted to redeem the Secured Notes until September 25, 2015 unless S&P withdraws its ratings on the Secured Notes. This provision will limit our ability to refinance the Secured Notes until September 25, 2015, which may prevent us from taking advantage of attractive changes in interest rates, if any. This, in turn, could put us at a competitive disadvantage to other lenders or otherwise have a material adverse effect on our business, financial condition and results of operations.

The holders of the Class A-1R Notes may fail to advance funds to us as required.

If a holder of a Class A-1R Note should fail to advance funds to us in a timely manner as required under the documents governing the CLO, we may be forced to obtain alternative sources of liquidity, including by selling assets or seeking new credit arrangements. If we are unable to find such sources of liquidity, we may be unable to fund obligations to our portfolio companies or be forced to break trades that have been entered into but not yet settled, either of which could adversely affect our reputation, cause portfolio companies to seek recourse against us, including litigation, and otherwise have a material adverse effect on our business, financial condition and results of operations.

The CLO may be required to redeem the Secured Notes upon the occurrence of certain tax events.

In certain circumstances, we or a majority of the holders of any class of Secured Notes that has not received 100% of the principal and interest that would otherwise be due and payable to such class on any quarterly payment date can require the CLO to redeem the Secured Notes in whole in the event that any U.S. or foreign tax statute or treaty requires withholding of more than 5% of the scheduled payments by the CLO on any date or any jurisdiction imposes a net income, profits or similar tax on the CLO in an aggregate amount in excess of $100,000 in any quarter. This could cause the CLO to sell all or a portion of its investments in order to fund the necessary redemption, including on unfavorable terms, which could have a material adverse effect on our business, financial condition and results of operations.

Failure of a court to enforce certain non-petition obligations may adversely affect us.

Each holder of Secured Notes has agreed, and each beneficial owner of Secured Notes will be deemed to agree, that it will not cause the filing of a petition in bankruptcy against, or present a winding up action petition in respect of, the CLO for at least 366 days after payment in full of the Secured Notes. If such provision is determined to be unenforceable under applicable bankruptcy laws or is violated by one or more holders of Secured Notes, then the applicable court could liquidate the CLO’s assets without regard to the voting instructions of the Controlling Class. Any such liquidation of the CLO’s assets could have a material adverse effect on our business, financial condition and results of operations.

The CLO is subject to various conflicts of interest involving Deutsche Bank Trust Company Americas.

Deutsche Bank Trust Company Americas is the trustee and custodian with respect to the indenture governing the notes issued by the CLO. Various potential and actual conflicts of interest may arise as a result of the investment banking, commercial banking, asset management, financing and financial advisory services and products provided by affiliates of Deutsche Bank Trust Company Americas, or, collectively, the Deutsche Bank Companies, to us and the CLO. When acting in service capacities with respect to investments held by the CLO, the Deutsche Bank Companies are entitled to fees and expenses senior in priority to payments to the distributions on our equity interests in the CLO. In addition, the Deutsche Bank Companies may act as trustee for other classes of securities issued by one of our portfolio companies or make or administer loans to such portfolio companies and would owe fiduciary duties to the holders of such other classes of securities, which classes of securities may have differing interests from us, and may take actions that are adverse to us, including restructuring a loan, exercising remedies under a loan, foreclosing on collateral, requiring additional collateral, charging significant fees or placing the obligor in bankruptcy. The Deutsche Bank Companies might act as a counterparty under swaps or any other derivative agreements for transactions involving issuers of investments held by the CLO and could take actions adverse to the interests of the CLO, including demanding collateralization of its exposure under such agreements (if provided for thereunder) or terminating such swaps or agreements in accordance with the terms thereof. As a result of all such transactions or arrangements between the Deutsche Bank Companies and issuers of investments held by the CLO or their respective affiliates, the Deutsche Bank Companies may have interests that are contrary to the interests of the CLO.

Since we are using debt to finance our investments, and we may use additional debt financing going forward, changes in interest rates may affect our cost of capital and net investment income.

Since we are using debt to finance investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we cannot assure you that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates when we have debt outstanding, our cost of funds will increase, which could reduce our net investment income. We expect that our investments will be financed primarily with equity and medium to long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. These activities may limit our ability to benefit from lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations.

You should also be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee Hurdle Rate and may result in a substantial increase in the amount of incentive fees payable to our Investment Adviser with respect to Pre-Incentive Fee Net Investment Income.

We are subject to risks associated with the GLC Trust 2013-2 Revolver.

As a result of the GLC Trust 2013-2 Revolver we are subject to certain risks, including those set forth below.

We may not receive cash from GLC Trust 2013-2.

We receive cash from GLC Trust 2013-2 only to the extent that dividends on our equity interests are approved by the agent under the documents governing the GLC Trust 2013-2 Revolver. In addition, in the event that GLC Trust 2013-2 fails to receive cash from its underlying portfolio of consumer loans, it could be unable to service the GLC Trust 2013-2 Revolver as required under the loan agreement. If GLC Trust 2013-2 fails to meet certain portfolio and other covenants as set forth in the loan agreement, the GLC Trust 2013-2 Revolver may be immediately terminated and all outstanding amounts could become immediately due and payable. We cannot assure you that we would be able to refinance the GLC Trust 2013-2 Revolver at such time or otherwise be able to satisfy the obligations thereunder, particularly if the quality of the underlying portfolio of consumer loans has deteriorated since the time of their acquisition.

We may not replicate the historical results achieved by other entities managed or sponsored by members of our investment committee or by Garrison Investment Group or its affiliates.

Our primary focus in making investments generally differs from that of many of the investment funds, accounts or other investment vehicles that are or have been managed by members of our investment committee or sponsored by Garrison Investment Group or its affiliates. In addition, investors in our common stock do not acquire an interest in any such investment funds, accounts or other investment vehicles that are or have been managed by members of our investment committee or sponsored by Garrison Investment Group or its affiliates. We cannot assure you that we will replicate the historical results achieved by members of the investment committee, and we caution you that our investment returns could be substantially lower than the returns achieved by them in prior periods. Additionally, all or a portion of the prior results may have been achieved in particular market conditions which may never be repeated. Moreover, current or future market volatility and regulatory uncertainty may have an adverse impact on our future performance.

There are significant potential conflicts of interest that could affect our investment returns.

As a result of our arrangements with Garrison Investment Group and our investment committee, there may be times when Garrison Investment Group or such persons have interests that differ from those of our stockholders, giving rise to a conflict of interest.

There may be conflicts related to obligations our investment committee, our Investment Adviser or its affiliates have to other clients.

The members of our investment committee serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do, or of investment funds managed by our Investment Adviser or its affiliates. Similarly, our Investment Adviser or its affiliates may have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of us or our stockholders. For example, the members of our investment committee have, and will continue to have, management responsibilities for other investment funds, accounts or other investment vehicles managed or sponsored by our Investment Adviser and its affiliates. Our investment objective overlaps or may overlap with the investment objectives of such affiliated investment funds, accounts or other investment vehicles. As a result, those individuals may face conflicts in the allocation of investment opportunities among us and other investment funds or accounts advised by or affiliated with our Investment Adviser. Our Investment Adviser will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with the written allocation policy of Garrison Investment Group and its affiliated investment advisers, including our Investment Adviser. However, we cannot assure you that such opportunities will be allocated to us fairly or equitably in the short-term or over time. Where we are able to co-invest consistent with the requirements of the 1940 Act, if sufficient securities or loan amounts are available to satisfy our and each such account’s proposed demand, we expect that the opportunity will be allocated in accordance with our Investment Adviser’s pre-transaction determination. If there is an insufficient amount of an investment opportunity to satisfy our demand and that of other accounts sponsored or managed by our Investment Adviser or its affiliates, the allocation policy further provides that allocations among us and such other accounts will generally be made pro rata based on the amount that each such party would have invested if sufficient loan amounts were available. However, there can be no assurance that we will be able to participate in all suitable investment opportunities. Where we are unable to co-invest consistent with the requirements of the 1940 Act, our Investment Adviser’s allocation policy provides for investments to be allocated on a rotational basis to assure that all clients have fair and equitable access to such investment opportunities.

Our investment committee, our Investment Adviser or its affiliates may, from time to time, possess material non-public information, limiting our investment discretion.

Principals of our Investment Adviser and its affiliates and members of our investment committee may serve as directors of, or in a similar capacity with, companies in which we invest, the securities of which are purchased or sold on our behalf. If we obtain material nonpublic information with respect to such companies, or we become subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, we could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition may have an adverse effect on us.

Our incentive fee structure may create incentives for our Investment Adviser that are not fully aligned with the interests of our stockholders and may induce our Investment Adviser to make speculative investments.

In the course of our investing activities, we pay management and incentive fees to our Investment Adviser. The incentive fee payable by us to our Investment Adviser may create an incentive for our Investment Adviser to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The management fee is based on our gross assets excluding cash and cash equivalents. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than one might achieve through direct investments. Because the management fee is based on our gross assets, our Investment Adviser will benefit when we incur debt or use leverage. The use of leverage will increase the likelihood of default, which would disfavor the holders of our common stock.

Additionally, under the incentive fee structure, our Investment Adviser may benefit when capital gains are recognized and, because our Investment Adviser determines when a holding is sold, our Investment Adviser controls the timing of the recognition of such capital gains. Our board of directors is charged with protecting our interests by monitoring how our Investment Adviser addresses these and other conflicts of interest associated with its management services and compensation. While they are not expected to review or approve each investment or realization, our independent directors will periodically review our Investment Adviser’s services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors will consider whether such fees and our expenses (including those related to leverage) remain appropriate. As a result of this arrangement, our Investment Adviser or its affiliates may from time to time have interests that differ from those of our stockholders, giving rise to a conflict.

Unlike that portion of the incentive fee based on income, there is no Hurdle Rate applicable to the incentive fee based on net capital gains. As a result, our Investment Adviser may seek to invest more capital in investments that are likely to result in capital gains as compared to income producing securities. This practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

In addition, under the terms of the Incentive Fee Cap and Deferral Mechanism, the amount of incentive fees earned by our Investment Adviser will depend, in part, upon the timing of capital gains or losses in our investment portfolio, as well as the timing of our recognition of income. Depending on the circumstances, there may be a lag of as long as 12 fiscal quarters between the occurrence of an event giving rise to an obligation to pay incentive fees to the Investment Adviser and the payment of such incentive fees. Therefore, investors who acquire our shares of common stock may pay indirectly to our Investment Adviser incentive fees in respect of income or capital gains that were received by or paid to us prior to such investor becoming a stockholder. As a result, such investors may not participate in the income or capital gains giving rise to such indirect expense.

The valuation process for certain of our portfolio holdings creates a conflict of interest.

We expect to make many portfolio investments in the form of securities that are not publicly traded. As a result, our board of directors determines the fair value of these securities in good faith. In connection with that determination, investment professionals from our Investment Adviser provide our board of directors with portfolio company valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. In addition, certain members of our board of directors, including Messrs. Astruc, Chase and Tansey, have an indirect pecuniary interest in our Investment Adviser. The participation of our Investment Adviser’s investment professionals in our valuation process, and the indirect pecuniary interest in our Investment Adviser by certain members of our board of directors, could result in a conflict of interest as the management fee paid to our Investment Adviser is based, in part, on our gross assets.

We have conflicts related to other arrangements with our Investment Adviser or its affiliates.

We have entered into a license agreement with Garrison Investment Group under which Garrison Investment Group has granted us a non-exclusive, royalty-free license to use the name “Garrison”. In addition, we pay to Garrison Capital Administrator our allocable portion of overhead and other expenses incurred by Garrison Capital Administrator in performing its obligations under the Administration Agreement, such as rent and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. This creates conflicts of interest that our board of directors must monitor.

The Investment Advisory Agreement with Garrison Capital Advisers, the Administration Agreement with Garrison Capital Administrator and the sub-collateral management agreement between GF 2013-2 Manager and Garrison Capital Advisers were not negotiated on an arm’s length basis and may not be as favorable to us as if they had been negotiated with an unaffiliated third party.

The Investment Advisory Agreement, the Administration Agreement and the sub-collateral management agreement were negotiated between related parties. Consequently, their terms, including fees payable to our Investment Adviser, may not be as favorable to us as if they had been negotiated with an unaffiliated third party. In addition, we may choose not to enforce, or to enforce less vigorously, our rights and remedies under these agreements because of our desire to maintain our ongoing relationship with our Investment Adviser, our Administrator, the collateral manager and their respective affiliates. Any such decision, however, would breach our fiduciary obligations to our stockholders. Our ability to enter into transactions with our affiliates is restricted, which may limit the scope of investments available to us.

We are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, of the SEC. Any person that owns, directly or indirectly, five percent or more of our outstanding voting securities is our affiliate for purposes of the 1940 Act, and we are generally prohibited from buying or selling any security from or to, or entering into certain “joint” transactions (which could include investments in the same portfolio company) with such affiliates, absent the prior approval of our independent directors. Our Investment Adviser and its affiliates, including persons that control, or are under common control with, us or our Investment Adviser, are also considered to be our affiliates under the 1940 Act, and we are generally prohibited from buying or selling any security from or to, or entering into “joint” transactions with such affiliates without prior approval of our independent directors and, in some cases, exemptive relief from the SEC.

We may, however, invest alongside other clients of our Investment Adviser and its affiliates in certain circumstances where doing so is consistent with applicable law, SEC staff interpretations and/or exemptive relief issued by the SEC. For example, we may invest alongside such accounts consistent with guidance promulgated by the staff of the SEC permitting us and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that our Investment Adviser, acting on our behalf and on behalf of other clients, negotiates no term other than price. We may also invest alongside our Investment Adviser’s other clients as otherwise permissible under regulatory guidance, applicable regulations and the written allocation policy of Garrison Investment Group and its affiliated investment advisers, including our Investment Adviser. Under this allocation policy, a fixed calculation, based on the type of investment, will be applied to determine the amount of each opportunity to be allocated to us. This allocation policy will be periodically approved by our Investment Adviser and reviewed by our independent directors. We expect that these determinations will be made similarly for other accounts sponsored or managed by our Investment Adviser and its affiliates. If sufficient securities or loan amounts are available to satisfy our and each such account’s proposed demand, we expect that the opportunity will be allocated in accordance with our Investment Adviser’s pre-transaction determination. Where there is an insufficient amount of an investment opportunity to satisfy us and other accounts sponsored or managed by our Investment Adviser or its affiliates, the allocation policy further provides that allocations among us and such other accounts will generally be made pro rata based on the amount that each such party would have invested if sufficient securities or loan amounts were available. However, we cannot assure you that investment opportunities will be allocated to us fairly or equitably in the short-term or over time.

We, Garrison Investment Group and our Investment Adviser have submitted an exemptive relief application to the SEC to permit greater flexibility to negotiate the terms of co-investments if our board of directors determines that it would be advantageous for us to co-invest with other accounts sponsored or managed by our Investment Adviser or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions, as well as regulatory requirements and other relevant factors. See “Related Party Transactions — Certain Relationships.” We cannot assure you, however, that we will obtain such approvals or exemptive relief or develop opportunities that comply with such limitations.

In situations where co-investment with other accounts managed by our Investment Adviser or its affiliates is not permitted or appropriate, Garrison Investment Group and our Investment Adviser must decide which client will proceed with the investment. The written allocation policy of Garrison Investment Group and its affiliated investment advisers, including our Investment Adviser, in such circumstances, for investments to be allocated on a rotational basis to assure that all clients have fair and equitable access to such investment opportunities. Moreover, except in certain circumstances, we are unable to invest in any issuer in which a fund managed by our Investment Adviser or its affiliates has previously invested. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. These restrictions may limit the scope of investment opportunities that would otherwise be available to us.

We will be exposed to risks associated with changes in interest rates.

Interest rate fluctuations may have a substantial negative impact on our investments, the value of our common stock and our rate of return on invested capital. A reduction in the interest rates on new investments relative to interest rates on current investments could also have an adverse impact on our net investment income. An increase in interest rates could decrease the value of any investments we hold which earn fixed interest rates and also could increase our interest expense, thereby decreasing our net income. Also, an increase in interest rates available to investors could make investment in our common stock less attractive if we are not able to increase our dividend rate, which could reduce the market value of our common stock.

Our portfolio investments will be recorded at fair value as determined in good faith by our board of directors. As a result, there will be uncertainty as to the value of our portfolio investments.

Many of our portfolio investments will take the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable, and we value these securities at fair value as determined in good faith by our board of directors, including to reflect significant events affecting the value of our securities. As discussed in more detail under “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Policies,” all of our investments (other than cash and cash equivalents) are classified as Level 3 under Financial Accounting Standards board, or FASB, Accounting Standards Codification, or ASC, Topic 820, Fair Value Measurements and Disclosures, or ASC Topic 820. This means that our portfolio valuations are based on unobservable inputs and our own assumptions about how market participants would price the asset or liability in question. Inputs into the determination of fair value of our portfolio investments require significant management judgment or estimation. Even if observable market data are available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information. We have retained the services of several independent service providers to review the valuation of these securities. To the extent a security is reviewed in a particular quarter, it is reviewed and valued by only one service provider. The types of factors that the board of directors may take into account in determining the fair value of our investments generally include, as appropriate, comparison to publicly traded securities, including such factors as yield, maturity and measures of credit quality, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. In addition, the determination of fair value and thus the amount of unrealized losses we may incur in any year, is, to a degree, subjective, in that it is based on unobservable inputs and certain assumptions. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

We adjust quarterly the valuation of our portfolio to reflect our board of directors’ determination of the fair value of each investment in our portfolio. Any changes in fair value are recorded in our consolidated statement of operations as net change in unrealized appreciation or depreciation.

The lack of liquidity in our investments may adversely affect our business.

We generally make investments in private companies. Substantially all of these investments are subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we have material non-public information regarding such portfolio company.

Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.

As a business development company, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by our board of directors under our valuation policy and process. As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments:

•	a comparison of the portfolio company’s securities to publicly traded securities;
•	the enterprise value of the portfolio company;
•	the nature and realizable value of any collateral;
•	the portfolio company’s ability to make payments and its earnings;
•	the markets in which the portfolio company does business; and
•	changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors.

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation. We record decreases in the market values or fair values of our investments as unrealized depreciation. Declines in prices and liquidity in the corporate debt markets may result in significant net unrealized depreciation in our portfolio. The effect of all of these factors on our portfolio may reduce our net asset value by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse effect on our business, financial condition, results of operations and cash flows.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rate payable on the debt securities and loans we acquire, the default rate on such securities, the level of our expenses, variations in, and the timing of the recognition of, realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We and our portfolio companies are subject to regulation at the local, state and federal level. We are also subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations, including maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure proceedings and other trade practices. If these laws, regulations or decisions change, or if we expand our business into additional jurisdictions, we may have to incur significant expenses in order to comply or we might have to restrict our operations. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we or our portfolio companies are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect. In particular, on July 21, 2010, the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, became law. The scope of the Dodd-Frank Act impacts many aspects of the financial services industry, and it requires the development and adoption of many implementing regulations over the next several years. The effects of the Dodd-Frank Act on the financial services industry will depend, in large part, upon the extent to which regulators exercise the authority granted to them and the approaches taken in implementing regulations. While the impact of the Dodd-Frank Act on us and our portfolio companies may not be known for an extended period of time, the Dodd-Frank Act, including future rules implementing its provisions and the interpretation of those rules, along with other legislative and regulatory proposals directed at the financial services industry or affecting taxation that are proposed or pending in the U.S. Congress, may negatively impact the operations, cash flows or financial condition of us or our portfolio companies, impose additional costs on us or our portfolio companies, intensify the regulatory supervision of us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies. In addition, if we do not comply with applicable laws and regulations, we could lose any licenses that we then hold for the conduct of our business and may be subject to civil fines and criminal penalties.

Additionally, changes to the laws and regulations governing our operations related to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth in this prospectus and may shift our investment focus from the areas of expertise of our Investment Adviser to other types of investments in which our Investment Adviser may have little or no expertise or experience. Any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

We may expose ourselves to risks if we engage in hedging transactions.

We may engage in currency or interest rate hedging transactions to the extent such transactions are permitted under the 1940 Act and applicable commodities law. If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions, including the risk of counterparty default. In this regard, we may utilize instruments such as futures, forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for us to realize a gain on a net basis if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

Currently, we do not hold any foreign securities and do not hedge any foreign currency exposure. While we may enter into transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates or counterparty default may result in poorer overall investment performance than if we had not engaged in any hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek or be able to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge position and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities may also fluctuate as a result of factors not related to currency fluctuations.

Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

Our board of directors has the authority to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval (except as required by the 1940 Act). However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our stock. Nevertheless, the effects of any such changes may adversely affect our business and impact our ability to make distributions.

We are highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to pay dividends and other distributions.

Our business depends on the communications and information systems of our Adviser and its affiliates. Any failure or interruption of such systems could cause delays or other problems in our activities. This, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our securities and our ability to pay dividends and other distributions to our securityholders.

Risks Related to our Investments

Our investments may be risky, and you could lose all or part of your investment.

We invest primarily in (1) first lien senior secured loans, (2) second lien senior secured loans, (3) “one-stop” senior secured or “unitranche” loans, (4) subordinated or mezzanine loans, (5) unsecured consumer loans and (6), to a lesser extent, selected equity co-investments in middle-market companies.

Secured Loans.  When we extend first lien senior secured, second lien senior secured and unitranche loans, we generally take a security interest in the available assets of these portfolio companies, including the equity interests of their subsidiaries. We expect this security interest to help mitigate the risk that we will not be repaid. However, there is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. Also, in the case of first lien senior secured loans, our lien may be subordinated to claims of other creditors and, in the case of second lien senior secured loans, our lien will be subordinated to claims of certain other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies.

Unsecured Consumer Loans.  Our consumer loans are unsecured. This may result in an above average amount of risk and volatility or a loss of principal. These investments may involve additional risks that could adversely affect our investment returns. See “We are subject to risks associated with unsecured consumer loans.”

Mezzanine Loans.  Our mezzanine investments generally are subordinated to senior loans and will generally be unsecured. This may result in an above average amount of risk and volatility or a loss of principal. These investments may involve additional risks that could adversely affect our investment returns. To the extent interest payments associated with such debt are deferred, such debt may be subject to greater fluctuations in valuations, and such debt could subject us and our stockholders to non-cash income as described above under “We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.” Since we will not receive any substantial repayments of principal prior to the maturity of our mezzanine debt investments, such investments are riskier than amortizing loans.

Equity Investments.  We may make selected equity investments. In addition, when we invest in first lien, second lien, unitranche or mezzanine loans, we may acquire warrants to purchase equity securities. Our goal is ultimately to dispose of these equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

We are subject to risks associated with middle-market companies.

Investing in middle-market companies involves a number of significant risks, including:

•	these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;
•	they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;
•	they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;
•	generally little public information exists about these companies, and we are required to rely on our Investment Adviser to obtain adequate information to evaluate the potential returns from investing in these companies;
•	they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and our Investment Adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies; and
•	they may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond the asset diversification requirements associated with our qualification as a RIC under the Code and the requirements under the documents governing the CLO, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

Our portfolio may be concentrated in a limited number of portfolio companies and industries, which would subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt instruments or if there is a downturn in a particular industry.

Our portfolio may be concentrated in a limited number of portfolio companies and industries. As a result, the aggregate returns we realize may be significantly and adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Additionally, while we are not targeting any specific industries, our investments may be concentrated in relatively few industries. As a result, a downturn in any particular industry in which we are invested could also significantly impact the aggregate returns we realize.

We may hold the debt securities and loans of leveraged companies that may, due to the significant volatility of such companies, enter into bankruptcy proceedings.

Leveraged companies may experience bankruptcy or similar financial distress. The bankruptcy process has a number of significant inherent risks. Many events in a bankruptcy proceeding are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by a portfolio company may adversely and permanently affect such portfolio company. If the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of our investment. The duration of a bankruptcy proceeding is also difficult to predict, and a creditor’s return on investment can be adversely affected by delays until a plan of reorganization or liquidation ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, our influence with respect to the class of securities or other obligations we own may be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial, eroding the value of any recovery by holders of other securities of the bankrupt entity.

Depending on the facts and circumstances of our investments and the extent of our involvement in the management of a portfolio company, upon the bankruptcy of a portfolio company, a bankruptcy court may recharacterize our debt investments as equity interests and subordinate all or a portion of our claim to that of other creditors. This could occur even though we may have structured our investment as senior debt.

Our portfolio companies may be unable to repay or refinance outstanding principal on their loans at or prior to maturity, and rising interests rates may make it more difficult for portfolio companies to make periodic payments on their loans.

Our portfolio companies may be unable to repay or refinance outstanding principal on their loans at or prior to maturity. This risk and the risk of default is increased to the extent that the loan documents do not require the portfolio companies to pay down the outstanding principal of such debt prior to maturity. In addition, if general interest rates rise, there is a risk that our portfolio companies will be unable to pay escalating interest amounts, which could result in a default under their loan documents with us. Rising interests rates could also cause portfolio companies to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults. Any failure of one or more portfolio companies to repay or refinance its debt at or prior to maturity or the inability of one or more portfolio companies to make ongoing payments following an increase in contractual interest rates could have a material adverse effect on our business, financial condition, results of operations and cash flows.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

The U.S. economy and that of most other countries are or have recently been in a recessionary period. Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing our investments and harm our operating results, which could have an adverse effect on our financial condition.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, lenders in certain cases can be subject to lender liability claims for actions taken by them when they become too involved in the borrower’s business or exercise control over a borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken if we render significant managerial assistance to the borrower. Furthermore, if one of our portfolio companies were to file for bankruptcy protection, even though we may have structured our investment as senior secured debt, depending on the facts and circumstances, including the extent to which we provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to claims of other creditors.

We may be subject to risks associated with syndicated loans.

Under the documentation for syndicated loans, a financial institution or other entity typically is designated as the administrative agent and/or collateral agent. This agent is granted a lien on any collateral on behalf of the other lenders and distributes payments on the indebtedness as they are received. The agent is the party responsible for administering and enforcing the loan and generally may take actions only in accordance with the instructions of a majority or two-thirds in commitments and/or principal amount of the associated indebtedness. In most cases, we do not expect to hold a sufficient amount of the indebtedness to be able to compel any actions by the agent. Consequently, we would only be able to direct such actions if instructions from us were made in conjunction with other holders of associated indebtedness that together with us compose the requisite percentage of the related indebtedness then entitled to take action. Conversely, if holders of the required amount of the associated indebtedness other than us desire to take certain actions, such actions may be taken even if we did not support such actions. Furthermore, if an investment is subordinated to one or more senior loans made to the applicable obligor, the ability of us to exercise such rights may be subordinated to the exercise of such rights by the senior lenders. Accordingly, we may be precluded from directing such actions unless we act together with other holders of the indebtedness. If we are unable to direct such actions, we cannot assure you that the actions taken will be in our best interests.

If an investment is a syndicated revolving loan or delayed drawdown loan, other lenders may fail to satisfy their full contractual funding commitments for such loan, which could create a breach of contract, result in a lawsuit by the obligor against the lenders and adversely affect the fair market value of our investment.

There is a risk that a loan agent may become bankrupt or insolvent. Such an event would delay, and possibly impair, any enforcement actions undertaken by holders of the associated indebtedness, including attempts to realize upon the collateral securing the associated indebtedness and/or direct the agent to take actions against the related obligor or the collateral securing the associated indebtedness and actions to realize on proceeds of payments made by obligors that are in the possession or control of any other financial institution. In addition, we may be unable to remove the agent in circumstances in which removal would be in our best interests. Moreover, agented loans typically allow for the agent to resign with certain advance notice.

We are subject to risks associated with unsecured consumer loans.

Investing in unsecured consumer loans involves a number of significant risks, including those set forth below.

The borrower loans are not secured by any collateral or guaranteed or insured by any third party, and we must rely on our third party servicer(s) to pursue collection against any borrower.

Borrower loans are unsecured obligations and are not guaranteed or insured by any third party or backed by any governmental authority in any way. We must rely on our third party servicer(s) to pursue collection against any borrower if an event of default occurs.

Some of the borrowers on the platform have tarnished credit ratings or limited credit history, are considered higher than average credit risks, and may present a higher risk of loan delinquency or default.

There may be borrowers on the platform who have below prime or tarnished credit ratings, which is traditionally defined as a FICO below 640. Loans may be offered to such borrowers when there is reason to believe that the risk profile of such loans is such that their loss rates fall within the loss rate range expected under the current underwriting policies. However, these borrowers still may present a higher risk of loan delinquency or default than prime borrowers.

We do not have significant historical performance data about performance on the consumer loans. Loss rates on the consumer loans may increase.

The consumer lending platform is in the early stages of its development and has a limited operating history. The performance of consumer loans purchased to date may not be indicative of the future performance of consumer loans. Due to the limited operational history of the consumer lending platform, we do not have significant historical data regarding the performance of the consumer loans, and we do not yet know what our long-term loan loss experience will be.

Loss rates on the consumer loans may increase as a result of economic conditions beyond our control and beyond the control of the borrower.

Borrower loan loss rates may be significantly affected by economic downturns or general economic conditions beyond our control and beyond the control of individual borrowers. In particular, loss rates on consumer loans may increase due to factors such as prevailing interest rates, the rate of unemployment, the level of consumer confidence, residential real estate values, the value of the U.S. dollar, energy prices, changes in consumer spending, the number of personal bankruptcies, disruptions in the credit markets and other factors.

We may not realize gains from our equity investments.

When we invest in mezzanine loans or senior secured loans, we may also invest in the equity securities of the borrower or acquire warrants or other equity securities as well. In addition, we may invest directly in the equity securities of portfolio companies. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not realize gains from our equity interests, and any gains that we do realize on the disposition of such equity interests may not be sufficient to offset any other losses we experience.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio, and our ability to make follow-on investments in certain portfolio companies may be restricted.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to:

•	increase or maintain in whole or in part our equity ownership percentage;
•	exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or
•	attempt to preserve or enhance the value of our investment.

We have the discretion to make any follow-on investments, subject to the availability of capital resources, the limitations of the 1940 Act and the requirements associated with our status as a RIC. We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful portfolio company. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we do not want to increase our exposure to the portfolio company, because we prefer other opportunities or because we are inhibited by compliance with business development company requirements or the desire to maintain our tax status.

Because we generally do not hold controlling equity interests in our portfolio companies, we will not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

We do not currently anticipate taking controlling equity positions in our portfolio companies. In addition, we may not be in a position to control any portfolio company by investing in its debt securities or loans. As a result, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity for the debt and equity investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company, and we may therefore suffer a decrease in the value of our investments.

Defaults by our portfolio companies will harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets. This could trigger cross-defaults under other agreements and jeopardize such portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We generally intend to invest a portion of our capital in first lien, second lien and unitranche loans and, to a lesser extent, mezzanine loans and equity securities of U.S. middle-market companies. The portfolio companies usually have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying senior creditors, the portfolio company may not have sufficient assets to use for repaying its obligation to us in full, or at all. In the case of debt ranking equally with debt securities in which we invest, we would have to share any distributions on an equal and ratable basis with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Additionally, certain loans that we make to portfolio companies may be secured on a second-priority basis by the same collateral securing senior secured debt of such companies. The first-priority liens on the collateral secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the loans. The holders of obligations secured by first-priority liens on the collateral will generally control the liquidation of, and be entitled to receive proceeds from, any realization of the collateral to repay their obligations in full before us.

In addition, the value of the collateral in the event of liquidation depends on market and economic conditions, the availability of buyers and other factors. There can be no assurances that the proceeds, if any, from sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second-priority liens after payment in full of all obligations secured by the first-priority liens on the collateral. If such proceeds were not sufficient to repay amounts outstanding under the loan obligations secured by the second-priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, only have an unsecured claim against the portfolio company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of such senior debt. Under a typical intercreditor agreement, at any time that obligations that have the benefit of the first-priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first-priority liens:

•	the ability to cause the commencement of enforcement proceedings against the collateral;
•	the ability to control the conduct of such proceedings;

•	the approval of amendments to collateral documents;
•	releases of liens on the collateral; and
•	waivers of past defaults under collateral documents.

We may not have the ability to control or direct such actions, even if our rights are adversely affected.

We may also make unsecured loans to portfolio companies, meaning that such loans will not benefit from any interest in the assets of such companies. Liens on such portfolio companies’ assets, if any, will secure the portfolio company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured loan agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before us. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy our unsecured obligations after payment in full of all secured loan obligations. If such proceeds were not sufficient to repay the outstanding secured loan obligations, then our unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.

Our Investment Adviser’s liability is limited under the Investment Advisory Agreement and the sub-collateral management agreement, and we have agreed to indemnify our Investment Adviser against certain liabilities, which may lead our Investment Adviser to act in a riskier manner on our behalf than it would when acting for its own account.

Under the Investment Advisory Agreement and the sub-collateral management agreement, our Investment Adviser does not assume any responsibility to us, including GF 2013-2 Manager other than to render the services called for under those agreements, and it is not responsible for any action of our board of directors or GF 2013-2 Manager, as applicable, in following or declining to follow our Investment Adviser’s advice or recommendations. Our Investment Adviser maintains a contractual, as opposed to a fiduciary, relationship with us. Under the terms of the Investment Advisory Agreement and the sub-collateral management agreement, our Investment Adviser, its officers, members, personnel, any person controlling or controlled by our Investment Adviser are not be liable to us, any subsidiary of ours, our directors, our stockholders or any subsidiary’s stockholders or partners for acts or omissions performed in accordance with and pursuant to the Investment Advisory Agreement and the sub-collateral management agreement, except those resulting from acts constituting gross negligence, willful misconduct, bad faith or reckless disregard of our Investment Adviser’s duties under the Investment Advisory Agreement and the sub-collateral management agreement. In addition, we have agreed to indemnify our Investment Adviser and each of its officers, directors, members, managers and employees from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Investment Advisory Agreement and the sub-collateral management agreement, except where attributable to gross negligence, willful misconduct, bad faith or reckless disregard of such person’s duties under the Investment Advisory Agreement and the sub-collateral management agreement. These protections may lead our Investment Adviser to act in a riskier manner when acting on our behalf than it would when acting for its own account.

Our Investment Adviser may be paid incentive compensation even if we incur a net loss, and we cannot recover any portion of the incentive fee previously paid.

Our Investment Adviser is entitled to incentive compensation for each fiscal quarter in an amount equal to a percentage of our Pre-Incentive Fee Net Investment Income, subject to the Hurdle Rate, a catch-up provision and the Incentive Fee Cap and Deferral Mechanism. Our Pre-Incentive Fee Net Investment Income excludes realized and unrealized capital losses that we may incur in the fiscal quarter, even if such capital losses result in a net loss for that quarter. Thus, we may be required to pay our Investment Adviser incentive compensation for a fiscal quarter even if we incur a net loss. In addition, if we pay the capital gains portion of the incentive fee and thereafter experience additional realized capital losses or unrealized capital depreciation, we will not be able to recover any portion of the incentive fee previously paid.

We may not apply or be approved for an SBIC license.

We may apply for a license to form an SBIC. If such an application is made and approved and the SBA so permits, we anticipate that the SBIC license would be transferred to a wholly-owned subsidiary of ours that would be formed just prior to such transfer. Following such transfer, we anticipate that the SBIC subsidiary would be allowed to issue SBA-guaranteed debentures, subject to the required capitalization of the SBIC subsidiary. SBA guaranteed debentures carry long-term fixed rates that are generally lower than rates on comparable bank and other debt. We cannot assure you that we will make an application for an SBIC license, be successful in receiving an SBIC license from the SBA or that the SBA will permit such license to be transferred to us. If we do receive an SBIC license, there is no minimum amount of SBA-guaranteed debentures that must be allocated to us.

Our portfolio companies may prepay loans, which prepayment may reduce our yields if capital returned cannot be invested in transactions with equal or greater expected yields.

The loans in our investment portfolio generally are prepayable at any time, some of which have no premium to par. It is not clear at this time when each loan may be prepaid. Whether a loan is prepaid will depend both on the continued positive performance of the portfolio company and the existence of favorable financing market conditions that allow such company the ability to replace existing financing with less expensive capital. As market conditions change frequently, it is unknown when, and if, this may be possible for each portfolio company. In the case of some of these loans, having the loan prepaid may reduce the achievable yield for us if the capital returned cannot be invested in transactions with equal or greater expected yields, which could have a material adverse effect on our business, financial condition and results of operations.

The disposition of our investments may result in contingent liabilities.

We currently expect that a significant portion of our investments will involve private securities. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to certain potential liabilities. These arrangements may result in contingent liabilities that ultimately yield funding obligations that must be satisfied through our return of certain distributions previously made to us.

Provisions of the General Corporation Law of the State of Delaware and our certificate of incorporation and bylaws could deter takeover attempts and have an adverse effect on the price of our common stock and the rights of our common stockholders.

The General Corporation Law of the State of Delaware, or the DGCL, contains provisions that may discourage, delay or make more difficult a change in control of us or the removal of our directors. Our certificate of incorporation and bylaws contain provisions that limit liability and provide for indemnification of our directors and officers. These provisions and others also may have the effect of deterring hostile takeovers or delaying changes in control or management. We are subject to Section 203 of the DGCL, the application of which is subject to any applicable requirements of the 1940 Act. This section generally prohibits us from engaging in mergers and other business combinations with stockholders that beneficially own 15% or more of our voting stock, or with their affiliates, unless our directors or stockholders approve the business combination in the prescribed manner. If our board of directors does not approve a business combination, Section 203 of the DGCL may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer.

We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our certificate of incorporation classifying our board of directors in three classes serving staggered three-year terms, and provisions of our certificate of incorporation authorizing our board of directors to classify or reclassify shares of our preferred stock in one or more classes or series, to cause the issuance of additional shares of our stock and to amend our certificate of incorporation, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our certificate of incorporation and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders. In addition, if we issue preferred stock, such securities would rank “senior” to common stock in our capital structure, resulting in preferred stockholders having separate voting rights, dividend and liquidation rights, and possibly other rights, preferences or privileges more favorable than those granted to holders of our common stock.

Our Investment Adviser can resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

Our Investment Adviser has the right, under the Investment Advisory Agreement, to resign at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. If our Investment Adviser resigns, we may not be able to find a new Investment Adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our Investment Adviser and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our business, financial condition, results of operations and cash flows.

Our Administrator can resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

Our Administrator has the right, under the Administration Agreement, to resign at any time upon not less than 60 days’ notice, whether we have found a replacement or not. If our Administrator resigns, we may not be able to find a new administrator or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and administrative activities is likely to suffer if we are unable to identify and reach an agreement with a service provider or individuals with the expertise possessed by our Administrator. Even if we are able to retain a comparable service provider or individuals to perform such services, whether internal or external, their integration into our business and lack of familiarity with our operations may result in additional costs and time delays that may adversely affect our business, financial condition, results of operations and cash flows.

Investments in securities of foreign companies, if any, may involve significant risks in addition to the risks inherent in U.S. investments.

We may make investments in securities of foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

In addition, any investments that we make that are denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we cannot assure you that we will, in fact, hedge currency risk, or, that if we do, such strategies will be effective.

We incur significant costs as a result of being a publicly traded company.

As a publicly traded company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, and other rules implemented by the SEC.

We are an “emerging growth company,” and we do not know if such status will make our common stock less attractive to investors.

We currently are an “emerging growth company,” as defined in the JOBS Act, signed into law on April 5, 2012 until the earliest of:

•	the last day of our fiscal year ending December 31, 2018;
•	the last day of the fiscal year in which our total annual gross revenues first exceed $1 billion;
•	the date on which we have, during the prior three-year period, issued more than $1.0 billion in non-convertible debt; or
•	the last day of a fiscal year in which we (1) have an aggregate worldwide market value of our common stock held by non-affiliates of $700 million or more, computed at the end of each fiscal year as of the last business day of our most recently completed second fiscal quarter, and (2) have been an Exchange Act reporting company for at least one year (and filed at least one annual report under the Exchange Act).

We are taking advantage of some of the reduced regulatory and disclosure requirements permitted by the JOBS Act and, as a result, some investors may consider our common stock less attractive, which could reduce the market value of our common stock. For example, while we are an emerging growth company, we are taking advantage of exemption from the provisions of Section 404(b) of the Sarbanes-Oxley Act requiring that our independent registered public accounting firm provide an attestation report on the effectiveness of our internal control over financial reporting. This may increase the risk that material weaknesses or other deficiencies in our internal control over financial reporting go undetected. See “Regulation — JOBS Act.”

Efforts to comply with Section 404 of the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with Section 404 of the Sarbanes-Oxley Act may adversely affect us and the market price of our common stock.

Under current SEC rules, beginning with our fiscal year ending December 31, 2013, we were required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act, and related rules and regulations of the SEC and, under the JOBS Act, beginning with the first fiscal year in which we no longer qualify as an emerging growth company, our independent registered public accounting firm must audit this report. We are required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting.

As a result, we expect to incur additional expenses in the near term that may negatively impact our financial performance and our ability to make distributions. This process also will result in a diversion of management’s time and attention. We cannot be certain as to the timing of completion of our evaluation, testing and remediation actions or the impact of the same on our operations, and we may not be able to ensure that the process is effective or that our internal control over financial reporting is or will be effective in a timely manner. In the event that we are unable to maintain or achieve compliance with Section 404 of the Sarbanes-Oxley Act and related rules, we and the market price of our common stock may be adversely affected.

Risks Relating to Offerings Pursuant to this Prospectus

Investing in our common stock may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and a higher risk of volatility or loss of principal. Our investments in portfolio companies involve higher levels of risk, and therefore, an investment in our shares may not be suitable for someone with lower risk tolerance.

Shares of closed-end investment companies, including business development companies, often trade at a discount to their net asset value.

Shares of closed-end investment companies, including business development companies, may trade at a discount from net asset value. This characteristic of closed-end investment companies and business development companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade at, above or below net asset value.

There is a risk that investors in our equity securities may not receive distributions or that our distributions may not grow over time and a portion of our distributions may be a return of capital.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by the impact of one or more of the risk factors described in this prospectus. Due to the asset coverage test applicable to us under the 1940 Act as a business development company, we may be limited in our ability to make distributions. If we declare a dividend and if more stockholders opt to receive cash distributions rather than participate in our dividend reinvestment plan, we may be forced to sell some of our investments in order to make cash dividend payments.

The market price of our securities may fluctuate significantly.

The market price and liquidity of the market for our securities may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of the companies;
•	changes in regulatory policies, accounting pronouncements or tax guidelines, particularly with respect to RICs and business development companies;
•	loss of our qualification as a RIC or business development company;
•	changes in earnings or variations in operating results;
•	changes in the value of our portfolio investments;
•	changes in accounting guidelines governing valuation of our investments;
•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;
•	departure of Garrison Capital Advisers’ or any of its affiliates’ key personnel;
•	operating performance of companies comparable to us;
•	general economic trends and other external factors; and
•	loss of a major funding source.

Our stockholders could experience dilution in their ownership percentage if they do not participate in our dividend reinvestment plan.

All dividends declared in cash payable to stockholders that are participants in our dividend reinvestment plan are automatically reinvested in shares of our common stock. As a result, our stockholders that do not participate in our dividend reinvestment plan could experience dilution in their ownership percentage of our common stock over time if we issue additional shares of our common stock.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

Sales of substantial amounts of our common stock, or the availability of such common stock for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

If we issue preferred stock, debt securities or convertible debt securities, the net asset value and market value of our common stock may become more volatile.

We cannot assure you that the issuance of preferred stock and/or debt securities would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock, debt securities or convertible debt would likely cause the net asset value and market value of our common stock to become more volatile. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of our common stock would be reduced. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to exceed the net rate of return on our portfolio, the use of leverage would result in a lower rate of return to the holders of common stock than if we had not issued the preferred stock or debt securities. Any decline in the net asset value of our investment would be borne entirely by the holders of our common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of our common stock than if we were not leveraged through the issuance of preferred stock. This decline in net asset value would also tend to cause a greater decline in the market price for our common stock.

There is also a risk that, in the event of a sharp decline in the value of our net assets, we would be in danger of failing to maintain required asset coverage ratios which may be required by the preferred stock, debt securities, convertible debt or units or of a downgrade in the ratings of the preferred stock, debt securities, convertible debt or units or our current investment income might not be sufficient to meet the dividend requirements on the preferred stock or the interest payments on the debt securities. In order to counteract such an event, we might need to liquidate investments in order to fund redemption of some or all of the preferred stock, debt securities or convertible debt. In addition, we would pay (and the holders of our common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, debt securities, convertible debt or any combination of these securities. Holders of preferred stock, debt securities or convertible debt may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

We are a holding company and depend on payments from our subsidiaries in order to make payments on any debt securities that we may issue as well as to pay dividends on our common stock. Any debt securities that we issue will be structurally subordinated to the obligations of our subsidiaries.

We are a holding company and fund a majority of our investments through wholly-owned subsidiaries, and a majority of the assets that we hold directly are the equity interests in such subsidiaries. We depend upon the cash flow from our subsidiaries and the receipt of funds from them, any of which may be subject to restriction or limitations based on the organizational documents of the subsidiaries and the agreements governing the debt of any such subsidiary. In addition, because we are a holding company, any debt securities that we issue will be structurally subordinated to the obligations of our subsidiaries. In the event that one of our subsidiaries becomes insolvent, liquidates, reorganizes, dissolves or otherwise winds up, its assets will be used first to satisfy the claims of its creditors. Consequently, any claim by us or our creditors, including holders of any debt securities that we may issue, against any subsidiary will be structurally subordinated to all of the claims of the creditors of such subsidiary. We cannot assure security holders that they will receive any payments required to be made under the terms of any debt securities that we may issue, dividends or other distributions.

Holders of any preferred stock that we may issue will have the right to elect members of the board of directors and have class voting rights on certain matters.

The 1940 Act requires that holders of shares of preferred stock must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more, until such arrearage is eliminated. In addition, certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock, including changes in fundamental investment restrictions and conversion to open-end status and, accordingly, preferred stockholders could veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, might impair our ability to maintain our qualification as a RIC for U.S. federal income tax purposes.

Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares.

In the event we issue subscription rights, stockholders who do not fully exercise their subscription rights should expect that they will, at the completion of a rights offering pursuant to this prospectus, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of such rights offering.

In addition, if the subscription price is less than the net asset value per share of our common stock, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of a rights offering or what proportion of the shares will be purchased as a result of such rights offering. Such dilution could be substantial.

These dilutive effects may be exacerbated if we were to conduct multiple subscription rights offerings, particularly if such offerings were to occur over a short period of time. In addition, subscription rights offerings and the prospect of future subscription rights offerings may create downward pressure on the secondary market price of our common stock due to the potential for the issuance of shares at a price below our net asset value, without a corresponding change to our net asset value.

The trading market or market value of any publicly issued debt securities may fluctuate.

Our publicly issued debt securities, if any, may or may not have an established trading market. We cannot assure you that a trading market for our publicly issued debt securities will ever develop or be maintained if developed. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities. These factors include the following:

•	the time remaining to the maturity of these debt securities;
•	the outstanding principal amount of debt securities with terms identical to these debt securities;
•	the ratings assigned by national statistical ratings agencies;
•	the general economic environment;
•	the supply of debt securities trading in the secondary market, if any;
•	the redemption or repayment features, if any, of these debt securities;
•	the level, direction and volatility of market interest rates generally; and
•	market rates of interest higher or lower than rates borne by the debt securities.

You should also be aware that there may be a limited number of buyers when you decide to sell your debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities.

Terms relating to redemption may materially adversely affect your return on any debt securities that we may issue.

If your debt securities are redeemable at our option, we may choose to redeem your debt securities at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In addition, if your debt securities are subject to mandatory redemption, we may be required to redeem your debt securities also at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as your debt securities being redeemed.

Our credit ratings may not reflect all risks of an investment in our debt securities.

Our credit ratings are an assessment by third parties of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of our debt securities. Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed above on the market value of or trading market for the publicly issued debt securities.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;
•	changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets, which could result in changes to the value of our assets;
•	our business prospects and the prospects of our prospective portfolio companies;
•	the impact of investments that we expect to make;
•	the impact of increased competition;
•	our contractual arrangements and relationships with third parties;
•	the dependence of our future success on the general economy and its impact on the industries in which we invest;
•	the ability of our prospective portfolio companies to achieve their objectives;
•	the relative and absolute performance of our Investment Adviser;
•	our expected financings and investments;
•	the adequacy of our cash resources and working capital;
•	our ability to make distributions to our stockholders;
•	the timing of cash flows, if any, from the operations of our prospective portfolio companies; and
•	the impact of future acquisitions and divestitures.

We use words such as “anticipate,” “believe,” “expect,” “intend” “may,” “might,” “will,” “should,” “could,” “can,” “would,” “believe,” “estimate,” “anticipate,” “predict,” “potential” and similar words to identify forward-looking statements. Our actual results could differ materially from those projected in the forward-looking statements for any reason, including the factors set forth as “Risk Factors” and elsewhere in this prospectus.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Actual results could differ materially from those anticipated in our forward-looking statements and future results could differ materially from historical performance. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we have filed or in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. This prospectus contains statistics and other data that have been obtained from or compiled from information made available by third-party service providers. We have not independently verified such statistics or data.

You should understand that, under Sections 27A(b)(2)(B) of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E(b)(2)(B) of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this prospectus, any prospectus supplement or in periodic reports we file under the Exchange Act.

USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement, we intend to use all or substantially all of the net proceeds from the sale of our securities to invest in portfolio companies in accordance with our investment objective and strategies and for general corporate purposes. We expect that our new investments will consist primarily of debt and minority equity investments in middle-market companies and consumer loans. We will also pay operating expenses, including management and administrative fees, and may pay other expenses such as due diligence expenses relating to potential new investments, from the net proceeds of any offering of our securities.

We anticipate that we will use substantially all of the net proceeds of an offering for the above purposes within approximately six months after the completion of any offering of our securities, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you that we will achieve our targeted investment pace.

Until such appropriate investment opportunities can be found, we will invest the net proceeds of any offering of our securities primarily in cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. Our ability to achieve our investment objective may be limited to the extent that the net proceeds from an offering, pending full investment, are held in lower yielding interest-bearing deposits or other short-term instruments. See “Regulation — Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

We will pay the printing, legal, filing and other similar expenses of any offering of common stock by the selling stockholders, identified under “Selling Stockholders.” However, the selling stockholders will bear all other expenses, including any brokerage fees, underwriting discounts and commissions, of any such offering. We will not receive any proceeds from any sale of common stock by the selling stockholders.

DISTRIBUTIONS

Our distributions, if any, are determined by the board of directors. We elected to be treated as a RIC under Subchapter M of the Code. To maintain RIC qualification each taxable year, we must distribute an amount at least equal to 90% of our net ordinary income and net short-term capital gains in excess of our net long-term capital losses, if any. In addition, we are subject to ordinary income and capital gain distribution requirements under U.S. federal excise tax rules for each calendar year. If we do not meet the required distributions we will generally be subject to a 4% nondeductible federal excise tax on the undistributed amount.

The following table reflects the cash distributions, including dividends and returns of capital per share that we have declared on our common stock since December 31, 2012.

Record Dates	Payment Date	Dividends and Distributions Declared
Fiscal year ending December 31, 2014
June 13, 2014	June 27, 2014	$0.35
March 21, 2014	March 28, 2014	$0.35
Fiscal year ended December 31, 2013
December 13, 2013(1)	December 27, 2013	$0.35
September 12, 2013(1)	September 26, 2013	$0.35
June 13, 2013(1)	June 27, 2013	$0.35
February 25, 2013(2)	March 13, 2013	$0.23
Total		$1.98

(1)	Includes a return of capital for tax purposes of approximately $0.08.
(2)	Does not include any return of capital for tax purposes.

We currently intend to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, we may decide in the future to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, stockholders will be treated for U.S. federal income tax purposes as if they had received an actual distribution of the capital gains that we retain and reinvested the net after tax proceeds in us. In this situation, stockholders would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Material U.S. Federal Income Tax Considerations — Taxation of U.S. Stockholders.” We cannot assure you that we will achieve results that will permit us to pay any cash distributions, and if we issue senior securities, we will be prohibited from making distributions if doing so would cause us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if such distributions are limited by the terms of any of our borrowings.

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders. As a result, if our board of directors authorizes, and we declare, a cash dividend or other distribution, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.

SELECTED CONSOLIDATED FINANCIAL DATA

The selected financial and other information below should be read in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and notes thereto. Financial information as of March 31, 2014 and March 31, 2013 and for the three months then ended has been derived from our unaudited consolidated financial statements. Financial information as of December 31, 2013, 2012 and 2011 and for the years then ended and as of December 31, 2010 and for the period from December 17, 2010 (commencement of operations) to December 31, 2010 has been derived from our consolidated financial statements that were audited by Ernst & Young LLP, an independent registered public accounting firm.

	Three months ended March 31, 2014	Three months Ended March 31, 2013	Year ended December 31, 2013	Year ended December 31, 2012	Year ended December 31, 2011	Period from December 17, 2010 (commencement of operations) through December 31, 2010
	(dollars in thousands)
Income statement data:
Total investment income (loss)(1)(4)	$11,282	$5,473	$33,805	$23,649	$27,222	$—
Interest expense	1,749	1,384	6,575	6,155	7,280	—
Management fees (net of waivers)	1,958	593	2,510	2,277	1,804	—
Incentive fees (net of waivers)	3,606	—	1,099	—	—	—
Other expenses	1,080	456	4,286	6,895	2,360	375
Net investment income (loss)	2,889	3,040	19,335	8,322	15,778	(375)
Net realized gain/(loss) from investments(6)	8,897	(5,936)	(11,770)	3,374	3,494	—
Net change in unrealized appreciation/ (depreciation) on investments(6)	(1,109)	6,173	15,934	(7,322)	(8,433)	—
Net increase (decrease) in net assets resulting from operations	10,676	3,276	23,500	4,374	10,839	(375)
Basic earnings per common share/members' capital per unit(1)	0.64	0.31	1.55	0.42	1.03	—
Other data:
Weighted average yield (unaudited)(2)	10.0%	8.9%	9.8%	9.6%	8.9%	7.3%
Number of portfolio companies at period end (unaudited)	71	63	70	49	72	74

	At March 31, 2014	At March 31, 2013	At December 31, 2013	At December 31, 2012	At December 31, 2011	At December 31, 2010
	(dollars in thousands except per unit data)
Balance sheet data:
Investments, fair value(1)(5)	$455,169	$273,920	$429,081	$220,106	$320,779	$283,828
Cash and cash equivalents	26,403	13,827	13,665	21,681	47,928	80,000
Cash and cash equivalents, restricted accounts	12,427	32,299	27,965	69,902	16,993	21,354
Total assets	505,282	329,910	485,080	315,989	391,139	392,332
Senior secured term note and revolving notes payable	223,860	130,000	219,419	125,000	218,478	218,304
Net assets/Members’ capital	258,892	164,554	254,081	173,669	171,072	160,233
Per unit data:
Net asset value per common share/Members’ capital per unit(3)	$15.45	$15.67	$15.16	$16.54	$16.29	$15.26

(1)	Adjusted for Reverse Stock Split. See Note 1.
(2)	Weighted average yield is calculated based on the fair value of the investments and interest expected to be received using the current rate of interest at the balance sheet date to maturity, excluding the effects of future scheduled principal amortizations. Weighted average yield represents the portfolio yield and may be higher than what investors will realize because it does not reflect our expenses or any sales load paid by investors.
(3)	Based on 16,758,779 shares of Garrison Capital Inc. outstanding as of March 31, 2014 and December 31, 2013, 10,498,544 shares of Garrison Capital Inc. outstanding as of March 31, 2013 and December 31, 2012 and 10,498,544 units of Garrison Capital LLC outstanding as of December 31, 2011 and December 31, 2010. Each of the outstanding units of Garrison Capital LLC was converted into one share of common stock of Garrison Capital Inc. in connection with the BDC Conversion. We subsequently declared the Reverse Stock Split on February 25, 2013, which resulted in the conversion of one share of common stock into 0.9805106 shares of common stock. All amounts related to shares/units and share/unit price have been retroactively restated. As a result, the 10,707,221 shares of common stock issued in the BDC conversion have been retroactively restated to 10,498,544 shares.
(4)	Consists of affiliate related income of $462,080 and $1,202,663 for the three months ended March 31, 2014 and the year ended December 31, 2013, respectively.
(5)	Consists of affiliate investments of $19,029,529 as of December 31, 2013.
(6)	Consists of affiliate related realized gain and change in unrealized appreciation of $8,126,034 and $(1,838,734) for the three months ended March 31, 2014, respectively, $0 and $0 for the three months ended March 31, 2013, respectively, and $8,143 and $1,838,734 for the year ended December 31, 2013, respectively.

2014 (Unaudited)
Quarter ended March 31, 2014
(dollars in thousands)
Net realized and unrealized gain/(loss) on investments	$7,788
Total investment income	11,282
Net investment income	2,889
Net income (loss)	10,676

	2013 (Unaudited)
	Quarter ended March 31, 2013	Quarter ended June 30, 2013	Quarter ended September 30, 2013	Quarter ended December 31, 2013
	(dollars in thousands)
Net realized and unrealized gain/(loss) on investments	$236	$1,750	$839	$1,339
Total investment income	5,473	7,611	9,338	11,382
Net investment income	3,040	5,047	5,914	5,334
Net income (loss)	3,276	6,797	6,753	6,673

	2012 (Unaudited)
	Quarter ended March 31, 2012	Quarter ended June 30, 2012	Quarter ended September 30, 2012	Quarter ended December 31, 2012
	(dollars in thousands)
Net realized and unrealized gain/(loss) on investments	$3,918	$(2,518)	$(4)	$(5,344)
Total investment income	6,725	5,911	5,858	5,156
Net investment income	3,748	51	3,489	1,034
Net income (loss)	7,666	(2,468)	3,485	(4,309)

	2011 (Unaudited)
	Quarter ended March 31, 2011	Quarter ended June 30, 2011	Quarter ended September 30, 2011	Quarter ended December 31, 2011
	(dollars in thousands)
Net realized and unrealized gain/(loss) on investments	$2,147	$(1,116)	$(9,008)	$3,038
Total investment income	5,818	6,973	7,175	7,256
Net investment income	2,487	4,520	4,516	4,255
Net income (loss)	4,634	3,404	(4,492)	7,293

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS

The following discussion and analysis of our financial condition, results of operations and cash flows should be read in conjunction with “Selected Consolidated Financial Data” and the financial statements and the related notes thereto of us appearing elsewhere in this prospectus. The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements.

Overview

We are an externally managed, non-diversified, closed-end management investment company that has elected to be treated as a business development company under the 1940 Act. In addition, for tax purposes, we have elected to be treated as a RIC under Subchapter M of Code, beginning October 9, 2012 and intend to qualify annually for such treatment. Our shares are currently listed on The NASDAQ Global Select Market under the symbol “GARS”.

On March 26, 2013, we priced our initial public offering, or IPO, selling 6,133,334 shares, including 800,000 shares pursuant to the underwriters’ exercise of the over-allotment option, at a public offering price of $15.00 per share. On March 27, 2013, our common stock began trading on The NASDAQ Global Select Market under the symbol “GARS”.

On April 2, 2013, we closed our IPO, raising approximately $92.0 million in gross proceeds. Total proceeds received net of sales load was approximately $85.6 million and net of offering expenses was approximately $84.9 million. Concurrent with the IPO, our directors, officers, employees and an affiliate of our Investment Adviser, Garrison Capital Advisers LLC, purchased an additional 126,901 shares through a private placement transaction, or the Concurrent Private Placement, exempt from registration under the Securities Act, at a price of $15.00 per share, raising approximately $1.9 million of proceeds.

On July 24, 2013, we formed the CLO, a Cayman Islands exempted company, for the purpose of refinancing the Predecessor Credit Facility. On September 25, 2013, under Part XVI of the Cayman Islands Companies Law (2012 Revision), the CLO and the Predecessor Credit Facility merged with the CLO remaining as the surviving entity, or the Merger. On the effective date of the Merger, all of the rights, the property, and the business, undertaking, goodwill, benefits, immunities and privileges of each individual company immediately vested in the surviving company. Following completion of the CLO, nearly 80% of our consolidated assets were held by the CLO.

On September 25, 2013, we completed the CLO through a private placement of (1) $50.0 million of AAA(sf) rated Class A-1R revolving notes, which bear interest at either the CP Rate, as defined in the indenture governing the notes issued by the CLO, or LIBOR, plus 1.90%; (2) $111.2 million of AAA(sf) rated Class A-1T notes, which bear interest at three-month LIBOR plus 1.80%; (3) $24.2 million of AA(sf) rated Class A-2 notes, which bear interest at three-month LIBOR plus 3.40%; (4) $25.0 million of A(sf) rated Class B notes, which bear interest at three-month LIBOR plus 4.65%; (5) $13.7 million of Class C notes (not rated), which bear interest at three-month LIBOR plus 5.50%; and (6) $126.0 million of Subordinated Notes, which do not have a stated interest rate, the proceeds of which were utilized, along with cash on hand, to refinance the Predecessor Credit Facility. All of the notes issued by the CLO are scheduled to mature on September 25, 2023. As of March 31, 2014 we had retained 100% of the Class C Notes and Subordinated Notes.

GLC Trust 2013-2 closed on a $10.0 million revolving facility with Capital One Bank, NA on December 6, 2013. The revolving facility includes an accordion feature that permits GLC Trust 2013-2 to increase the total commitment up to $15.0 million under the terms of the loan agreement. GLC Trust 2013-2 exercised this option on December 20, 2013.

Our investment objective is to generate current income and capital appreciation by making investments generally in the range of $5 million to $25 million primarily in debt securities and loans of U.S. based middle-market companies, which we define as those having EBITDA of between $5 million and $30 million. Our goal is to generate attractive risk-adjusted returns by assembling a broad portfolio of investments.

We invest primarily in (1) first lien senior secured loans, (2) second lien senior secured loans, (3) “one-stop” senior secured or “unitranche” loans, (4) subordinated or mezzanine loans, (5) unsecured consumer loans and (6) to a lesser extent, selected equity co-investments in middle-market companies. We use the term “one-stop” or “unitranche” to refer to a loan that combines characteristics of traditional first lien senior secured loans and second lien or subordinated loans. We use the term “mezzanine” to refer to a loan that ranks senior only to a borrower’s equity securities and ranks junior in right of payment to all of such borrower’s other indebtedness.

We believe that the middle market offers attractive risk-adjusted returns for debt investors. Historically, we believe there has been a persistent scarcity of available capital relative to demand, which, from a lender’s perspective, has generally resulted in more favorable transaction structures, including enhanced covenant protection and increased pricing relative to larger companies. We further believe that the turmoil in the markets has exacerbated this scarcity of capital, as many traditional lenders to middle-market companies have exited the business or focused their attention on larger borrowers. In addition, we believe that middle-market companies traditionally have exhibited lower default rates and improved recoveries compared to larger borrowers and typically offer greater access to key senior managers, which we believe further enhances the attractiveness of lending to this market segment and facilitates due diligence investigations and regular monitoring.

Our investment activities are managed by our Investment Adviser. Our Investment Adviser is responsible for sourcing potential investments, conducting research and diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. Under the Investment Advisory Agreement, we pay the Investment Adviser a base management fee and an incentive fee for its services. The Administrator provides certain administrative services and facilities necessary for us to operate, including office facilities and equipment and clerical, bookkeeping and record-keeping services, pursuant to an administration agreement, or the Administration Agreement. The Administrator oversees our financial reporting and prepares our reports to stockholders and reports required to be filed with the SEC. The Administrator also manages the determination and publication of our net asset value and the preparation and filing of our tax returns and generally monitors the payment of our expenses and the performance of administrative and professional services rendered to us by others. The Administrator may retain third parties to assist in providing administrative services to us. To the extent that the Administrator outsources any of its functions, we pay the fees associated with such functions on a direct basis without any profit to the Administrator. The Administrator had retained SEI Investments Global Fund Services, Inc. to provide certain accounting and administrative services to it through September 30, 2013.

As of March 31, 2014, we held investments in 71 portfolio companies with a fair value of $455.2 million, including investments in 57 portfolio companies held through the CLO. The investments held by the CLO as of March 31, 2014 consisted of senior secured loans fair valued at $345.0 million. As of that date, the loans held by the CLO (held at fair value), together with cash and other assets held by the CLO, equaled approximately $362.4 million. As of March 31, 2014, our portfolio had an average investment size of approximately $5.3 million, a weighted average yield of 10.0% and a weighted average contractual maturity of 45 months. Weighted average yield is calculated based on the fair value of the investments and interest expected to be received using the current rate of interest at the balance sheet date to maturity, excluding the effects of future schedule principal amortizations.

As of December 31, 2013, we held investments in 70 portfolio companies with a fair value of $429.1 million, including investments in 56 portfolio companies held through the CLO. The investments held by the CLO as of December 31, 2013 consisted of senior secured loans fair valued at $331.7 million and related indebtedness of $209.7 million. As of that date, the loans held by the CLO (held at fair value), together with cash and other assets held by the CLO, equaled approximately $369.2 million. As of December 31, 2013, our portfolio had an average investment size of approximately $5.0 million, a weighted average yield of 9.8% and a weighted average contractual maturity of 46 months.

As of December 31, 2012, we held investments in 49 portfolio companies with a fair value of $220.1 million, including investments in 45 portfolio companies held through the Predecessor Credit Facility.

The investments held by the Predecessor Credit Facility as of December 31, 2012 consisted of senior secured loans fair valued at $202.5 million and related indebtedness of $125.0 million. As of that date, the loans held by the Predecessor Credit Facility (held at fair value), together with cash and other assets held by the Predecessor Credit Facility, equaled approximately $276.2 million. As of December 31, 2012, our portfolio had an average investment size of approximately $4.3 million, a weighted average yield of 9.6% and a weighted average contractual maturity of 46 months.

Revenues.  We generate revenue in the form of interest earned on the debt investments that we hold and capital gains and distributions, if any, on the warrants or other equity interests that we may acquire in portfolio companies. Our debt investments, whether in the form of senior secured, unitranche or mezzanine loans, typically have a term of one to seven years and bear interest at a fixed or floating rate. Interest is generally payable quarterly or semiannually, with the amortization of principal generally being deferred for several years from the date of the initial investment. In some cases, loans may have a PIK feature. The principal amount of the debt securities and any accrued but unpaid interest will generally become due at the maturity date. In addition, we may generate revenue in the form of commitment, origination, structuring or diligence fees, fees for providing managerial assistance and possibly consulting fees. Loan origination fees, original issue discount and market discount are recorded as a reduction of par value, and we then accrete such amounts into interest income. Upon the prepayment of a loan or debt security, any unamortized loan origination fees are recorded as interest income. We record prepayment premiums on loans and debt securities as interest income when we receive such amounts.

Expenses.  Our primary operating expenses include the payment of (1) the base management fee and incentive fee to the Investment Adviser under the Investment Advisory Agreement; (2) the allocable portion of overhead to the Administrator under the Administration Agreement; (3) the interest expense on our outstanding debt, if any; and (4) our other operating costs, as detailed below. We bear all other costs and expenses of our operations and transactions, including:

•	our organization;
•	calculating our net asset value and net asset value per share (including the cost and expenses of any independent valuation firm);
•	fees and expenses, including travel expenses, incurred by the Investment Adviser or payable to third parties in performing due diligence on prospective portfolio companies, monitoring our investments and, if necessary, enforcing our rights;
•	offerings of our common stock and other securities;
•	distributions on our shares;
•	transfer agent and custody fees and expenses;
•	amounts payable to third parties relating to, or associated with, evaluating, making and disposing of investments;
•	brokerage fees and commissions;
•	registration fees;
•	listing fees;
•	taxes;
•	independent director fees and expenses;
•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable U.S. federal and state securities laws;
•	the costs of any reports, proxy statements or other notices to our stockholders, including printing costs;
•	costs of holding stockholder meetings;

•	our fidelity bond;
•	directors and officers/errors and omissions liability insurance and any other insurance premiums;
•	litigation, indemnification and other non-recurring or extraordinary expenses;
•	direct costs and expenses of administration and operation, including audit and legal costs;
•	fees and expenses associated with marketing efforts;
•	dues, fees and charges of any trade association of which we are a member; and
•	all other expenses reasonably incurred by us or the Administrator in connection with administering our business, including rent and our allocable portion of the costs and expenses of our chief compliance officer, chief financial officer and their respective staffs.

During periods of asset growth, we expect our general and administrative expenses to be relatively stable or decline as a percentage of total assets and increase during periods of asset declines.

Recent Developments

On May 6, 2014, the Board approved a distribution in the amount of $5.9 million, or $0.35 a share, which will be paid on June 27, 2014 to stockholders of record as of June 13, 2014.

From April 1, 2014 through May 2, 2014, we originated one new investment, one club deal, upsized two of our existing originated investments and closed additional consumer loan purchases for a total increase to par in our core portfolio of $40.0 million with a weighted average yield of 10.4%. From April 1, 2014 through May 2, 2014, repayments in our core portfolio, which we define as those investments that generally yield 9.0% or greater, consisted of the early full repayment of one investment and partial repayments for a total of $9.3 million of par with a weighted average yield of 9.9%.

From April 1, 2014 through May 2, 2014, repayments in our transitory portfolio, which we define as those investments that generally yield less than 9.0%, consisted of the sale of five investments, the early full repayment of one investment and partial repayments for a total of $22.8 million of par with a weighted average yield of 6.0%.

On May 29, 2014, we announced that the U.S. Small Business Administration, or SBA, has issued a “green light” letter inviting the Company to continue its application process to obtain a license to form and operate a small business investment company, or SBIC. If approved, an SBIC license would be expected to provide us with an incremental source of long-term financing. Receipt of a green light letter from the SBA does not assure an applicant that the SBA will ultimately issue an SBIC license and we have received no assurance or indication from the SBA that we will receive an SBIC license, or of the timeframe in which we would receive a license, should one ultimately be granted.

Market Trends

Leveraged loan volume remained strong through the first quarter of 2014. Volume was primarily driven by merger and acquisition and recapitalization activity in the broader middle-market. Supply has kept pace with demand, which has helped to keep yields relatively flat when compared to the end of 2013. Second-lien loan volume for the quarter was the second highest on record, and covenant-lite loans continue to dominate the new issue space.

There continues to be a scarcity of capital in the lower middle-market as many traditional lenders to these companies have exited the business due to regulatory restrictions. Slow gross domestic product growth has translated into lack of demand for money, and therefore, softness in private company borrowing. Many competitors have also moved up-market to focus their attention on larger borrowers. Sponsor and club business continues to represent the majority of direct lending opportunities in the lower middle-market, although we have seen banks, other non-bank finance companies and funds begin to participate in select one-off financings as a result of the increase in available capital. We believe that our expertise in providing nontraditional financing solutions to the lower middle-market allows us to tailor loan structures that meet borrower objectives while commanding premium pricing and maximizing the preservation of capital.

Portfolio Activity

For the three months ended March 31, 2014, we executed net originations or purchases of investments in the amount of $81.2 million (cost), $63.3 million (cost) of which was in our core portfolio which we define as those investments that generally yield 9.0% or greater.

For the three months ended March 31, 2014, we originated, purchased or made follow-on investments in our core portfolio totaling $64.5 million of par which represent an average new loan size of $16.1 million with a weighted average yield of 11.3%.

Of the total additions to our core portfolio, three totaling $31.0 million of par (cost of $30.3 million) represent originated assets and one totaling $9.0 million (cost of $9.0 million) represents a club deal.

Follow on investments consist of the upsize of four of our existing direct originations in the amount of $5.8 million (cost of $5.8 million), the upsize of three of our existing club deals in the amount of $3.2 million (cost of $3.2 million), the upsize of four of our existing purchased loans in the amount of $6.3 million (cost of $5.8 million) and an increase of $9.2 million (cost of $9.2 million) in consumer loans with projected unlevered returns (net of estimated credit losses) of approximately 10.5%.

For the three months ended March 31, 2014, early full repayments, including partial repayments, on our core portfolio totaled $34.6 million.

For the three months ended March 31, 2014, in our transitory portfolio, we purchased six new investments totaling $18.5 million of par (cost of $17.9 million) which represent an average new loan size of $3.1 million with a weighted average yield of 6.3%.

For the three months ended March 31, 2014, early full repayment on six loans totaled par of $19.8 million and partial repayments totaled par of $1.5 million in our transitory portfolio.

Consolidated Results of Operations

The consolidated results of operations set forth below also includes historical financial information prior to our election, as of October 9, 2012, to be treated as a business development company. As a business development company and a RIC, we are subject to certain constraints on our operations, including limitations imposed by the 1940 Act and the Code. In addition, our portfolio of investments consists primarily of syndicated secured loans, and, over time, we expect that such loans will represent a smaller percentage of our investment portfolio as we grow our business, these investments are repaid and we invest in a different mix of assets.

Comparison of the Three Months Ended March 31, 2014 and March 31, 2013

Consolidated operating results for the three months ended March 31, 2014 and March 31, 2013 are as follows:

(in thousands)	Three Months Ended March 31, 2014	Three Months Ended March 31, 2013	Variance
	(Unaudited)	(Unaudited)	(Unaudited)
Net investment income	$2,889	$3,040	$(151)
Total investment income	11,282	5,473	5,809
Net expenses	8,393	2,433	5,960
Net realized gain (loss) on investments	8,897	(5,936)	14,833
Net change in unrealized appreciation on investments	(1,109)	6,173	(7,282)

Net Investment Income

Net investment income for the three months ended March 31, 2014 and March 31, 2013 was $2.9 million and $3.0 million, respectively.

Net investment income decreased by $0.2 million for the three months ended March 31, 2014 from the three months ended March 31, 2013 as described below under “Investment Income” and “Expenses.”

Investment Income

Investment income for the three months ended March 31, 2014 and March 31, 2013 was $11.3 million and $5.5 million, respectively.

Investment income increased by $5.8 million for the three months ended March 31, 2014 from the three months ended March 31, 2013 due to an increase in interest income in the amount of $5.8 million. The increase in interest income was largely driven by the increase in the average portfolio investment balance during the three months ended March 31, 2014 as compared to March 31, 2013 due to the deployment of capital from the Company’s IPO.

Expenses

Total expenses for the three months ended March 31, 2014 and March 31, 2013 were $8.4 million and $2.4 million, respectively.

There were no fee or expense waivers for the three months ended March 31, 2014. Total expenses for the three months ended March 31, 2013 included total fee and expense waivers of $0.6 million, comprised of $0.4 million of management fees waived by the Investment Adviser and $0.2 million of directors’ fees waived by our independent directors and administration expenses waived by the Administrator.

The following tables summarize our expenses, net of fee waivers, for the three months ended March 31, 2014 and March 31, 2013:

(in thousands)	Three Months Ended March 31, 2014	Three Months Ended March 31, 2013	Three Months Variance
	(Unaudited)	(Unaudited)	(Unaudited)
Interest	$1,749	$1,384	$365
Management fees	1,958	593	1,365
Incentive fees	3,606	—	3,606
Professional fees	400	257	143
Directors fees	93	39	54
Administrator expenses	205	49	156
Other expenses	382	112	270
	$8,393	$2,434	$5,959

Interest expense increased $0.4 million for the three months ended March 31, 2014 from the three months ended March 31, 2013 primarily due to an increase in average debt outstanding. As of March 31, 2014 and March 31, 2013, we had $224.6 million and $130.0 million of debt outstanding, respectively.

Management fees increased $1.4 million for the three months ended March 31, 2014 from the three months ended March 31, 2013 primarily due to the increase in total assets, as well as the change in the calculation of the management fees. Prior to the BDC Conversion, management fees were calculated as 1.50% of gross assets, excluding cash and cash equivalents but including assets purchased with borrowed funds (as defined in the financial statements). Post-BDC Conversion, management fees are calculated as 1.75% of gross assets, excluding cash and cash equivalents but including assets purchased with borrowed funds (as defined in the financial statements). For the three months ended March 31, 2013, the Investment Adviser irrevocably waived base management fees due under the Investment Advisory Agreement in excess of an annual rate of 1.50% of the average of the value of our net assets, including cash and cash equivalents (as defined in the financial statements), calculated at the end of the two most recently completed calendar quarters. The waived fees are not subject to recoupment by the Investment Adviser.

Incentive fees increased $3.6 million for the three months ended March 31, 2014 from the three months ended March 31, 2013 primarily due to the increase in net investment income and realized gains, as well as the expiration of the full incentive fee waivers previously granted by the Investment Adviser. The waived fees are not subject to recoupment by the Investment Adviser.

Professional fees for the three months ended March 31, 2014 increased by $0.1 million from the three months ended March 31, 2013 primarily as a result of an increase in legal fees related to increased regulatory compliance requirements associated with being a public company.

Administrator expenses for the three months ended March 31, 2014 increased by $0.2 million from the three months ended March 31, 2013 due to the services provided by the Administrator under the Administration Agreement.

Other expenses for the three months ended March 31, 2014 increased by $0.3 million from the three months ended March 31, 2013 primarily as a result of premiums related to insurance policies entered into as a result of the completion of our IPO.

Net Realized Gain (Loss) and Unrealized Gain (Loss) on Investments

For the three months ended March 31, 2014 and March 31, 2013, we realized net gain on investments of $8.9 million and a net realized loss on investments of $(5.9) million, respectively.

Net realized gain for the three months ended March 31, 2014 were driven primarily by $8.1 million of realized gains incurred from the sale of the parent company of one portfolio investment, Anchor Drilling Fluids USA, Inc. (“Anchor”), resulting in the early full repayment of the debt and sale of the equity, with the the remaining net realized gain of $0.8 million resulting from the early full repayment of eight portfolio investments and other partial repayments.

For the three months ended March 31, 2013, approximately $5.7 million of realized losses were as a result of the distribution-in-kind of the assets of Next Generation Vending, LLC. The remaining net realized loss of $0.2 million primarily resulted from the early full repayment of six portfolio investments and the sale of one portfolio investment.

For the three months ended March 31, 2014 and March 31, 2013, the net change in unrealized appreciation (depreciation) on investments was $(1.1) million and $6.2 million, respectively.

The net change in unrealized appreciation for the three months ended March 31, 2014 was driven primarily by the reversal of prior period unrealized appreciation in the amount of $(1.8) million as a result of the sale of the parent company of Anchor.

The remaining net change in unrealized appreciation on investments was due to the increase in the market value of the portfolio in the amount of $0.8 million offset by the reversal of prior period unrealized appreciation of $(0.1) million.

The net change in unrealized depreciation on investments for the three months ended March 31, 2013 in the amount of $6.2 million was primarily driven by the $5.7 million reversal of unrealized depreciation as a result of the distribution-in-kind of the investment in Next Generation Vending, LLC, $1.1 million due to a rise in market prices for loan assets as a result of the general improvement in the credit markets, $0.4 million due to the reversal of prior period net unrealized depreciation due to early full repayments and sales of portfolio investments, offset by negative credit related adjustment of two portfolio investments in the amount of $1.0 million.

Net Increase in Net Assets from Operations

We had a net asset value per common share outstanding on March 31, 2014 of $15.45. We had a net asset value per common share outstanding on December 31, 2013 of $15.16.

Based on 16,758,779 basic weighted average shares outstanding, the net increase in net assets from operations per share for the three months ended March 31, 2014 was $0.64. We declared and paid a cash distribution on March 28, 2014 in the amount of $5.9 million, or $0.35 a share.

Based on 10,498,544 basic weighted average shares outstanding, the net increase in net assets from operations per share for the three months ended March 31, 2013 was $0.31.

Comparison of the Years Ended December 31, 2013, December 31, 2012 and December 31, 2011

Consolidated operating results for the years ended December 31, 2013, December 31, 2012 and December 31, 2011 are as follows:

(in thousands)	Year Ended December 31, 2013	Year Ended December 31, 2012(1)	Year Ended December 31, 2011(1)	2013 vs. 2012 Variance	2012 vs. 2011 Variance
Net investment income	$19,335	$8,322	$15,778	$11,013	$(7,456)
Total investment income	33,805	23,649	27,222	10,156	(3,573)
Expenses	14,470	15,327	11,444	(857)	3,883
Net realized gain/(loss) on investments	(11,770)	3,374	3,494	(15,144)	(120)
Net change in unrealized appreciation on investments	15,934	(7,322)	(8,433)	23,256	1,111

(1)	Operating results for pre-IPO periods.

Net Investment Income

Net investment income for the years ended December 31, 2013, December 31, 2012 and December 31, 2011 was $19.3 million, $8.3 million and $15.8 million, respectively. Net investment income increased by $11.0 million for the year ended December 31, 2013 from the year ended December 31. 2012 and decreased $7.5 million for the year ended December 31, 2012 from the year ended December 31, 2011, as described below under “Total Investment Income” and “Expenses.”

Investment Income

Investment income for the years ended December 31, 2013, December 31, 2012 and December 31, 2011 was $33.8 million, $23.6 million and $27.2 million, respectively.

Investment income increased by $10.2 million for the year ended December 31, 2013 from the year ended December 31, 2012 due to an increase in interest income in the amount of $9.5 million, a decrease in net accretion from the amortization of discounts in the amount of $(0.1) million and an increase in other income in the amount of $0.8 million.

The increase in interest income was largely driven by the increase in the average portfolio investment balance for 2013 when compared to 2012, as well as an increase in the weighted average yield of our debt investments to 9.8% in 2013 from 9.6% in 2012. The increase in other income was primarily driven by the recognition of fees earned on the full early repayment of ten portfolio investments in 2013.

Investment income decreased by $3.6 million for the year ended December 31, 2012 from the year ended December 31, 2011 due to a decrease in interest income in the amount of $(1.6) million, a decrease in the net accretion from the amortization of discounts in the amount of $(1.7) million and a decrease in other income in the amount of $(0.3) million.

The decrease in interest income was largely driven by the decrease in the average portfolio investment balance for 2012 when compared to 2011, which was partially offset by an increase in the weighted average yield of our debt investments to 9.6% in 2012 from 8.9% in 2011. The decrease in other income was primarily driven by the recognition of fees earned on the early repayment of one portfolio investment in 2011.

Expenses

Total expenses for the years ended December 31, 2013, December 31, 2012 and December 31, 2011 were $14.5 million, $15.3 million and $11.4 million, respectively.

Total expenses for the year ended December 31, 2013 included total fee and expense waivers of $4.2 million. Fee waivers for the year ended December 31, 2013 were comprised of $3.8 million and $0.3 million of management fees and incentive fees, respectively, waived by the Investment Adviser, and $0.1 million of administration fees and directors’ fees waived by the Administrator and the board of directors, respectively. Total expenses for the year ended December 31, 2013 also included $0.4 million of loss on the refinancing of senior secured notes, which consisted of debt issuance costs that were written off in connection with the execution of the CLO and the refinancing of the Predecessor Credit Facility.

Total expenses for the year ended December 31, 2012 included a $3.4 million loss on the refinancing of senior secured notes. In connection with the execution of the Predecessor Credit Facility and the refinancing of Garrison Funding 2010-1 LLC, or GF 2010-1, the senior secured notes, or GF 2010-1 Notes, that comprised the collateralized loan obligation facility for which GF 2010-1 was the borrower were redeemed in accordance with the indenture governing such notes, which resulted in a loss due to the write off of deferred debt issuance costs in the amount of $2.4 million and the recognition of $1.0 million of unamortized original issue discount.

Total expenses for the year ended December 31, 2012 also reflect a loss on the write off of deferred offering costs for the year ended December 31. 2012 in the amount $1.7 million related to legal, accounting, regulatory and printing work completed through October 10, 2012. Total expenses for the year ended December 31, 2012 also included total fee and expense waivers of $0.4 million, comprised of $0.3 of management fees waived by the Investment Adviser and $0.1 of administration fees and directors’ fees waived by the Administrator and the board of directors, respectively.

Total expenses for the year ended December 31, 2011 included no fee or expense waivers.

The following tables summarize our expenses, net of fee waivers and excluding the loss on refinancing of senior secured notes and the loss of the write off of deferred offering costs discussed above for the years ended December 31, 2013, December 31, 2012 and December 31, 2011.

(in thousands)	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	2013 vs. 2012 Variance	2012 vs. 2011 Variance
Interest	$6,575	$6,155	$7,280	$420	$(1,125)
Management fees	2,510	2,277	1,804	233	473
Incentive Fee	1,099	—	—	1,099	—
Professional fees	1,448	983	828	465	155
Directors fees	334	262	191	72	71
Administrator expenses	686	200	203	486	(3)
Other expenses	1,391	421	1,139	970	(718)
Total expenses	14,043	10,298	11,445	3,745	(1,147)

Interest expense increased $0.4 million for the year ended December 31, 2013 from the year ended December 31, 2012 primarily due to an increase in average debt outstanding. Interest expense decreased by $(1.1) million for the year ended December 31, 2012 from the year ended December 31, 2011 primarily due to a decrease in the average debt outstanding. As of December 31, 2013, 2012 and 2011, we had $220.1 million, $125.0 million and $218.5 million of debt outstanding, respectively.

Management fees increased $0.2 million for the year ended December 31, 2013 from the year ended December 31, 2012 primarily due to the increase in the average net assets, a decrease in the average cash held during the year, as well as the change in the calculation of the management fees. Prior to the BDC Conversion date, management fees were calculated as 1.50% of gross assets, excluding cash and cash equivalents but including assets purchased with borrowed funds (as defined in the financial statements). Post-BDC Conversion date, management fees are calculated as 1.75% of gross assets, excluding cash and cash equivalents but including assets purchased with borrowed funds (as defined in the financial statements). For the three months ended March 30, 2013, the Investment Adviser waived base management fees due under the Investment Advisory Agreement in excess of an annual rate of 1.50% of the average of the value of our net assets, including cash and cash equivalents (as defined in the financial statements), calculated at the end of the two most recently completed calendar quarters. For the period from April 1, 2013 to September 30, 2013 the Investment Adviser waived all management fees. The waived fees are not subject to recoupment by the Investment Adviser.

Management fees increased $0.5 million for the year ended December 31, 2012 from the year ended December 31, 2011 primarily due to the increase in average net assets and a decrease in average cash held during the year ended December 31, 2012 and to a lesser extent the change in the calculation of the management fees. Management fees are calculated as 1.75% of gross assets, excluding cash and cash equivalents but including assets purchased with borrowed funds (as defined in the financial statements). From the BDC Conversion date through March 26, 2013 or, the IPO Pricing Date, the Investment Adviser waived base management fees due under the Investment Advisory Agreement in excess of an annual rate of 1.50% of the average of the value of our net assets, including cash and cash equivalents (as defined in the financial statements), calculated at the end of the two most recently completed calendar quarters. The waived fees are not subject to recoupment by the Investment Adviser.

Incentive fees increased $1.1 million year ended December 31, 2013 from the year ended December 31, 2012, net of fees waivers by the Investment Adviser of $0.3 million for the year ended December 31, 2013. Incentive fee expense increased in the year ended December 31, 2013 primarily due to the expiration of the full incentive fee waivers. For the three months ending December 31, 2013, our Investment Adviser agreed to waive that portion of its income-based incentive fee, if any, necessary for the Company's net investment income per share plus net realized gain (loss) per share (excluding any portion of realized gains (losses) that are associated with the reversal of any portion of unrealized appreciation/depreciation attributable to periods prior to April 1, 2013) for the three months ending December 31, 2013 to equal $0.35 per share, net of fee waivers. The waived fees are not subject to recoupment by the Investment Adviser.

Professional fees for the year ended December 31, 2013 increased by $0.5 million from the year ended December 31, 2012 as a result of an increase in legal fees related to increased regulatory compliance requirements, as well as an increase in audit fees. Professional fees increased by $0.2 million for the year ended December 31, 2012 from the year ended December 31, 2011 primarily due to an increase in tax and legal fees incurred during the year ended December 31, 2012 when compared to the year ended December 31, 2011.

Administrator expenses for the year ended December 31, 2013 increased by $0.5 million from the year ended December 31, 2012 due to the services provided by the Administrator under the Administration Agreement.

Other expenses for the year ended December 31, 2013 increased by $1.0 million from the year ended December 31, 2012 primarily as a result of premiums related to insurance policies entered into as a result of the Company executing its IPO, as well as ratings fees, servicing and management fees incurred by GLC Trust 2013-2 and Sarbanes-Oxley Section 404 compliance-related consulting fees. Other expenses for the year ended December 31, 2012 decreased by $0.7 million from the year ended December 31, 2011 primarily due to ratings fees incurred in the year ended December 31, 2011 which did not recur, as well as expenses related to our organization and incorporation which were recognized during the year ended December 31, 2011 which did not recur in the year ended December 31, 2012.

Net Realized Gain (Loss) and Unrealized Gain (Loss) on Investments

For the year ended December 31, 2013, we realized net losses on investments of $(11.8) million. Net realized losses for the year ended December 31, 2013 were driven primarily by $(5.7) million of realized losses incurred as a result of the distribution-in-kind of the assets of Next Generation Vending, LLC and $(7.9) million of realized losses incurred as a result of the early full repayment of two portfolio investments and the sale of two portfolio investments. Realized net losses were offset by net realized gains of $1.8 million resulted from the early full repayment of 28 portfolio investments, the sale of 23 portfolio investments, one refinance and other partial repayments.

For the year ended December 31, 2012, we realized net gains on investments of $3.4 million. Net realized gains for 2012 primarily resulted from the early full repayment of 39 portfolio investments and the sale of eight portfolio investments.

For the year ended December 31, 2011, we realized net gains on investments of $3.5 million. Net realized gains for 2011 primarily resulted from the early full repayment of 33 portfolio investments and the sale of two portfolio investments.

For the year ended December 31, 2013, the net change in unrealized appreciation on investments was $15.9 million. The net change in unrealized appreciation for the year ended December 31, 2013 was driven primarily by the $5.7 million reversal of unrealized depreciation as a result of the distribution-in-kind of the investment in Next Generation Vending, LLC, the increase in the value of one portfolio company in the amount of $1.7 million and the reversal of prior period unrealized depreciation in the amount of $7.4 million as a result of the full repayment of four portfolio investments. The remaining net change in unrealized depreciation on investments is due to the increase in the market value of the remaining portfolio in the amount of $3.0 million and the reversal of prior period unrealized depreciation of $(0.5) million offset by negative credit related adjustment of one portfolio company in the amount of $(1.4) million.

For the year ended December 31, 2012, the net change in unrealized depreciation on investments was $(7.3) million. The net change in unrealized depreciation for 2012 was primarily driven by negative credit related adjustments of four portfolio investments in the amount of $(9.7) million, offset by $1.9 million due to the reversal of prior period unrealized depreciation due to the early repayments and sales of portfolio investments, and $0.5 million as a result of the increase in the fair value of the remaining portfolio of investments primarily due to a rise in market prices for loan assets as a result of the general improvement in the credit markets.

For the year ended December 31, 2011, the net change in unrealized depreciation on investments was $(8.4) million. The net change in unrealized depreciation for 2011 was primarily driven by the negative credit related adjustment of one portfolio investment in the amount of $(1.7) million, $(0.3) million due to the reversal of prior period unrealized appreciation due to the early repayments and sales of portfolio investments, and $(6.4) million attributable to a net decrease in the market value of investments as a result of general declines in the credit markets.

Net Increase in Net Assets from Operations

We had a net asset value per common share outstanding on December 31, 2013 of $15.16. We had a net asset value per common share outstanding on December 31, 2012 of $16.54. We had a net asset value per common share outstanding on December 31, 2011 of $16.29.

Based on 15,203,166 basic weighted average shares outstanding, the net increase in net assets from operations per share for the year ended December 31, 2013 was $1.55. We declared and paid a cash distribution on June 27, 2013 in the amount of $5.9 million, or $0.35 a share, declared and paid a cash distribution on September 26, 2013 in the amount of $5.9 million, or $0.35 a share and declared and paid a cash distribution on December 27, 2013 in the amount of $5.9 million, or $0.35 a share. Additionally, we declared and paid a cash distribution in the amount of $2.4 million, or $0.23 a share, and a distribution-in-kind of the investment in Next Generation Vending, LLC in the amount of $10.0 million, or $0.95 a share, on March 13, 2013.

Based on 10,498,544 units outstanding, the net increase in members’ capital from operations per unit for the year ended December 31, 2012 was $0.42.

Based on 10,498,544 units outstanding, the net increase in members’ capital from operations per unit for the year ended December 31, 2011 was $1.03.

Liquidity and Capital Resources

As a business development company, we distribute substantially all of our net income to our stockholders and will have an ongoing need to raise additional capital for investment purposes. We generate cash primarily from offerings of our securities, the CLO, as described below, the GLC Trust 2013-2 Revolver, other borrowings we may incur and cash flows from operations, including interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less.

In addition to proceeds from public and private offerings of securities, our CLO and our GLC Trust 2013-2 Revolver, as of March 31, 2014 we have identified approximately 33 portfolio companies with a total par value of $136.9 million and a fair value of $133.9 million which are transitory. We intend to migrate out of these assets over time into those meeting our core portfolio yield. We view these investments as an additional source of liquidity to meet our investment objectives. For the three months ended March 31, 2014 we transitioned out of six transitory assets with a total par value of $21.3 million (including partial principal repayments) and three core assets with a total par value of $34.6 million (including partial principal repayments). Total additions to our core portfolio totaled $64.5 million of par. Total additions to our core portfolio included four new portfolio company investments consisting of three originations totaling

$31.0 million of par, one club deal totaling $9.0 million of par, $15.3 million related to upsizes on our existing investments and $9.2 million of additional consumer loan purchases.

Our primary use of funds from operations includes investments in portfolio companies, cash distributions to holders of our common stock, payments of interest on our debt, and payments of fees and other operating expenses we incur. We believe that our existing cash and cash equivalents, available borrowings and our transitory portfolio as of March 31, 2014 will be sufficient to fund our anticipated funding requirements through at least March 31, 2015.

On May 21, 2012, through a wholly-owned subsidiary, we entered into a $150.0 million credit facility, which was amended on June 18, 2012, August 6, 2012 and June 5, 2013, with the lenders party thereto, Natixis, New York Branch, as administrative agent, and Deutsche Bank Trust Company Americas, as collateral agent and custodian. On June 5, 2013, we entered into an agreement to increase the size of its credit facility from $150.0 million to $175.0 million, consisting of $125.0 million of Class A-T loans and $50.0 million of Class A-R loans.

On September 25, 2013, we completed the CLO. All of the notes issued as part of the CLO are scheduled to mature on September 25, 2023. As of December 31, 2013 we had retained 100% of the Class C Notes and Subordinated Notes. As of December 31, 2013 and December 31, 2012, we had approximately $0 and $25.0 million, respectively, available for additional borrowings under the CLO and the Predecessor Credit Facility, respectively.

On December 6, 2013, GLC Trust 2013-2 closed on a $10.0 million revolving facility, or, the GLC Trust 2013-2 Revolver, with Capital One Bank, NA. The revolving facility includes an accordion feature that permits GLC Trust 2013-2 to increase the total commitment up to $15.0 million under the terms of the loan agreement. GLC Trust 2013-2 exercised this option on December 20, 2013. As of December 31, 2013 we had approximately $5.3 million available for additional borrowings under the GLC Trust 2013-2 Revolver.

On February 25, 2013, the Company declared a distribution in the amount of $2.4 million, or $0.23 a share, which was paid on March 13, 2013 to stockholders of record as of February 25, 2013.

On February 25, 2013, the Company declared a distribution-in-kind in the amount of $9,991,329 or $0.95 a share. Investments distributed were Next Generation Vending, LLC, Priority Revolving Loan in the amount of $2.0 million, Next Generation Vending, LLC, Revolver in the amount of $0.75 million, Next Generation Vending, LLC, Term Loan in the amount of $6.8 million, and $0.4 million of accrued interest.

On April 2, 2013, we closed our IPO, which included the sale of 6,133,334 shares of common stock, including 800,000 shares issued pursuant to the underwriters’ exercise of the over-allotment option, at a public offering price of $15.00 per share, raising approximately $92.0 million in gross proceeds. The total proceeds that we received net of sales load were approximately $85.6 million and were approximately $84.9 million, net of offering expenses of approximately $0.6 million. Concurrent with the IPO, the Company’s directors, officers, employees and an affiliate of the Investment Adviser purchased an additional 126,901 shares through the Concurrent Private Placement at $15.00 per share, raising $1.9 million.

On May 9, 2013, our board of directors approved a distribution in the amount of approximately $5.9 million, or $0.35 per share, which was paid on June 27, 2013 to stockholders of record as of June 13, 2013.

On August 6, 2013, our board of directors approved a distribution in the amount of approximately $5.9 million, or $0.35 per share, which was paid on September 26, 2013 to stockholders of record as of September 12, 2013.

On November 5, 2013, our board of directors approved a distribution in the amount of approximately $5.9 million, or $0.35 per share, which was paid on December 27, 2013 to stockholders of record as of December 13, 2013.

On March 11, 2014, the Board approved a distribution in the amount of $5.9 million, or $0.35 a share, which was paid on March 28, 2014 to stockholders of record as of March 21, 2014.

As of March 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011 we had cash and cash equivalents of $26.4 million, $13.7 million, $21.7 million and $47.9 million, respectively. Also, as of March 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, we had restricted cash and cash equivalents of $12.4 million, $28.0 million, $69.9 million and $17.0 million, respectively. For purposes of U.S. generally accepted accounting principles, or U.S. GAAP, we consider cash equivalents to be highly liquid financial instruments with original maturities of three months or less and cash held in overnight sweep deposit accounts.

During the three months ended March 31, 2014, cash and cash equivalents increased by $12.7 million as a result of net cash provided by operating activities of $14.2 million offset by cash used in financing activities in the amount of $1.5 million.

During the three months ended March 31, 2014, cash provided by operating activities resulted from net investment income in the amount of $10.7 million, repayments and sales of investments in the amount of $67.6 million and $24.6 million, respectively, as well as a decrease in restricted cash and cash equivalents in the amount of $15.5 million and an increase in due to counterparties in the amount of $10.5 million, offset by purchases of investments in the amount of $109.8. Net cash used in financing activities resulted from cash distributions in the amount of $5.9 million, offset by proceeds from borrowings on the GLC Trust 2013-2 Revolver in the amount of $4.4 million.

During the three months ended March 31, 2013, cash and cash equivalents decreased by $7.9 million as a result of net cash used in operating activities of $10.5 million offset by cash provided by financing activities in the amount of $2.6 million.

During the three months ended March 31, 2013, cash used in operating activities resulted from purchases of investments in the amount of $92.5 million offset by repayments and sales of investments in the amount of $23.7 million and $1.0 million, respectively, a decrease in cash and cash equivalents, restricted accounts in the amount of $37.6 million, a $17.5 million increase in the amount due to counterparties and net investment income in the amount of $3.0 million. Net cash provided by financing activities resulted from proceeds received from borrowings in the amount of $5.0 million on the Class A-R loans under the Predecessor Credit Facility offset by a cash distribution in the amount of $2.4 million.

During the year ended December 31, 2013, cash and cash equivalents decreased by $8.0 million as a result of net cash used in operating activities of $165.8 million offset by cash provided by financing activities in the amount of $157.8 million.

During the year ended December 31, 2013, cash used in operating activities resulted from purchases of investments in the amount of $435.7 million, a decrease in due to counterparties of $7.9 million and an increase in due from counterparties of $6.7 million offset by repayments and sales of investments in the amount of $161.5 million and $61.7 million, respectively, a decrease in cash and cash equivalents restricted accounts in the amount of $42.0 million and net investment income in the amount of $19.3 million. Net cash provided by financing activities resulted from proceeds received from net capital contributions from the sale of common shares of $86.9 million and borrowings in the amount of $50.0 million on the Class A-1R Notes and $34.7 million on the Class A-1T Notes under the CLO, as well as borrowing in the amount of $9.7 million under the GLC Trust 2013-2 Revolver offset by distributions in the amount of $20.0 million and debt issuance costs of $3.5 million.

During the year ended December 31, 2012, cash and cash equivalents decreased by $26.2 million as a result of net cash provided by operating activities of $99.4 million offset by cash used in financing activities in the amount of $73.2 million.

During the year ended December 31, 2012, cash provided by operating activities resulted from repayments and sales of investments in the amount of $191.3 million and $35.5 million, respectively, and an increase in due to counterparties in the amount of $15.7 million offset by purchases of investments in the amount of $437.0 million, an increase in cash and cash equivalents restricted accounts in the amount of $53.0 million and net investment income in the amount of $8.3 million. Net cash used in financing activities resulted from repayments of GF 2010-1 Notes (as defined in Note 1) in the amount of $219.5 million, debt issuance costs of $3.2 million and distributions of $1.8 million, offset by borrowings on the Predecessor Credit Facility in the amount of $125.0 million.

During the year ended December 31, 2011, cash and cash equivalents decreased by $32.1 million as a result of net cash used in operating activities of $32.1 million.

During the year ended December 31, 2011, cash used in operating activities resulted from purchases of investments in the amount of $211.7 million and a decrease in due to counterparties in the amount of $12.4 million offset by repayments and sales of investments in the amount of $155.5 million and $17.6 million, respectively, a decrease in restricted cash and cash equivalents accounts in the amount of $4.4 million, a decrease in due from counterparties of $2.3 million and net investment income in the amount of $15.8 million.

As of March 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, we had $13.2 million, $9.2 million, $2.0 million and $1.6 million respectively, of unfunded obligations with a fair value of $(0.3) million, $(0.1) million, $(0.2) million and $(0.0) million respectively. These amounts may or may not be funded to the borrowing party now or in the future. The unfunded commitments relate to loans with various maturity dates, but the entire amount was eligible for funding to the borrowers as of March 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively, subject to the terms of each loan’s respective credit agreement.

Subject to leverage and borrowing base restrictions, as of December 31, 2013 we had approximately $0 and $5.3 million available for additional borrowings under the CLO and GLC Trust 2013-2 Revolver, respectively. As of December 31, 2012, we had approximately $25.0 million available for additional borrowings under the Predecessor Credit Facility.

Portfolio Composition and Select Portfolio Information

As of March 31, 2014, we held investments in 71 portfolio companies with a fair value of $455.2 million. As of March 31, 2014, our portfolio had an average investment size of approximately $5.3 million, a weighted average yield of 10% and a weighted average contractual maturity of 45 months.

The following table shows select financial information of our portfolio as of March 31, 2014, December 31, 2013 and December 31, 2012.

Summary of Portfolio characteristics ($ in millions)	March 31, 2014	December 31, 2013	December 31, 2012
Total market value	$455.2	$429.1	$220.1
Number of portfolio companies	71	70	49
Average investment size(1)	$5.3	$5.0	$4.3
Weighted average yield(2)(3)	10.0%	9.8%	9.6%
Weighted average price(1)	99.1	99.2	93.0
First lien	85.3%	88.1%	98.7%
Second lien	5.2%	4.3%	1.2%
Mezzanine	1.6%	1.7%	0.0%
Consumer loans	5.3%	3.9%	0.0%
Real estate loans	2.2%	0.0%	0.0%
Equity	0.4%	2.0%	0.1%
Core	70.6%	68.0%	NA
Transitory	29.4%	32.0%	NA
Originated(4)	36.1%	32.3%	19.5%
Club(5)	19.9%	15.8%	7.8%
Purchased	44.0%	51.9%	72.6%
Fixed(1)	8.1%	5.0%	3.3%
Floating(1)	91.9%	95.0%	96.7%
Performing(1)	100.0%	100.0%	99.0%

Summary of Portfolio characteristics ($ in millions)	March 31, 2014	December 31, 2013	December 31, 2012
Non-performing(1)	—%	—%	1.0%
Weighted average debt/EBITDA(1)(2)	3.5x	3.6x	3.5x
Weighted average risk rating	2.28	2.21	2.26

(1)	Excludes consumer loans and equity investments.
(2)	Excludes investments with a risk rating of 4, unfunded revolvers and equity investments.
(3)	Excludes the impact of HC Cable Opco, LLC at Q2 2013.
(4)	Originated positions include investments where we have sourced and led the execution of the deal.
(5)	Club positions include investments where we provide direct lending to a borrower with one or two other lenders but did not lead the deal.

Inflation

Inflation has not had a significant effect on our results of operations in any of the reporting periods presented in our financial statements. However, from time to time, inflation may impact the operating results of our portfolio companies.

Off-Balance Sheet Arrangements

We may become a party to financial instruments with off-balance sheet risk in the normal course of our business to meet the financial needs of our portfolio companies. These instruments may include commitments to extend credit and involve, to varying degrees, elements of liquidity and credit risk in excess of the amount recognized in the balance sheet. As of March 31, 2014, December 31, 2013 and December 31, 2012, we had $13.2 million, $9.7 million and $2.0 million of outstanding commitments to fund such investments, respectively.

Contractual Obligations

A summary of our significant contractual payment obligations as of March 31, 2014 is as follows:

	Payments Due by Period (in millions)
	Less Than 1 Year	1 – 3 Years	3 – 5 Years	More Than 5 Years	Total
CLO	$—	$—	$—	$210.4	$210.4
GLC Trust 2013-2 Revolver	—	14.2	—	—	14.2
Unfunded commitments(1)	13.2	—	—	—	13.2
Commitments to purchase loans	0.2	—	—	—	0.2
Total contractual obligations	$13.4	$14.2	$—	$210.4	$238.0

(1)	Unfunded commitments represent all amounts unfunded as of March 31, 2014. These amounts may or may not be funded to the borrowing party in the future. The unfunded commitments are related to senior secured revolving loans. We reflect this amount in the less than one-year category because the entire amount was eligible for funding as of March 31, 2014.

We have certain contracts under which we have material future commitments. Under the Investment Advisory Agreement, the Investment Adviser provides us with investment advisory and management services. We have agreed to pay for these services (1) a base management fee equal to a percentage of the average adjusted value of our gross assets and (2) an incentive fee based on our performance.

We entered into the Administration Agreement on October 9, 2012 with the Administrator. Under the Administration Agreement, the Administrator furnishes us with office facilities and equipment, provides us clerical, bookkeeping and record keeping services and provides us with other administrative services necessary to conduct our day-to-day operations.

If any of the contractual obligations discussed above are terminated, our costs under any new agreements that we enter into may increase. In addition, we would likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under our Investment Advisory Agreement and our Administration Agreement. Any new investment advisory agreement would also be subject to approval by our stockholders.

Both the Investment Advisory Agreement and the Administration Agreement may be terminated by either party without penalty upon no fewer than 60 days’ written notice to the other.

Related Party Transactions

We have entered into a number of business relationships with affiliated or related parties, including the following:

•	We entered into the Investment Advisory Agreement with Garrison Capital Advisers, under which our Investment Adviser is responsible for sourcing potential investments, conducting research and diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis.
•	Garrison Capital Administrator provides us with the office facilities and administrative services necessary to conduct day-to-day operations pursuant to our Administration Agreement.
•	We have entered into the License Agreement with Garrison Investment Group LP pursuant to which Garrison Investment Group LP has agreed to grant us a non-exclusive, royalty-free license to use the name “Garrison.”
•	Under the Staffing Agreement, Garrison Investment Group provides Garrison Capital Advisers with the resources necessary to fulfill these obligations. The Staffing Agreement provides that Garrison Investment Group will make available to Garrison Capital Advisers experienced investment professionals and access to the senior investment personnel of Garrison Investment Group for purposes of evaluating, negotiating, structuring, closing and monitoring our investments. The Staffing Agreement also includes a commitment that the members of Garrison Capital Advisers’ investment committee serve in such capacity. The Staffing Agreement remains in effect until terminated and may be terminated by either party without penalty upon 60 days’ written notice to the other party. Services under the Staffing Agreement are provided to Garrison Capital Advisers on a direct cost reimbursement basis, and such fees are not our obligation.
•	From the date of Conversion through the IPO Pricing Date, the Investment Adviser waived that portion of the management fee due under the Investment Advisory Agreement in excess of a base management fee equal to an annual rate of 1.50% of the average of the value of our net assets (including cash and cash equivalents) calculated at the end of the two most recently completed calendar quarters, payable in arrears. The Investment Adviser also agreed to waive its base management fee commencing from the IPO Pricing Date through September 30, 2013. The waived fees are not subject to recoupment by the Investment Adviser.
•	For the three months ending December 31, 2013, our Investment Adviser agreed to waive that portion of its income-based incentive fee, if any, necessary for the Company’s net investment income per share plus net realized gain (loss) per share (excluding any portion of realized gains (losses) that are associated with the reversal of any portion of unrealized appreciation/depreciation attributable to periods prior to April 1, 2013) for the three months ending December 31, 2013 to equal $0.35 per share, net of fee waivers. For the six months ending June 30, 2014, our Investment Adviser has agreed to waive that portion of its income-based incentive fee, if any, necessary for the Company’s net investment income per share plus net realized gain (loss) per share (excluding any portion of realized gains (losses) that are associated with the reversal of any portion of unrealized appreciation/depreciation attributable to periods prior to April 1, 2013) for the six months ending June 30, 2014 to equal $0.70 per share, net of fee waivers. The waived fees are not subject to recoupment by the Investment Adviser.

•	Concurrent with the closing of the IPO, the Company’s directors, officers, employees and an affiliate of our Investment Adviser purchased 126,901 shares through the Concurrent Private Placement, exempt from registration under the Securities Act, at a price of $15.00 per share.

We have adopted a formal code of ethics that governs the conduct of our and our Investment Adviser’s officers, directors and employees. Our officers and directors also remain subject to the duties imposed by both the 1940 Act and the DGCL.

Critical Accounting Policies

The preparation of our financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. We have identified the following as critical accounting policies.

Basis for Consolidation

Under the investment company rules and regulations pursuant to the American Institute of Certified Public Accountants Audit and Accounting Guide for Investment Companies, codified in Topic 946, Financial Services-Investment Companies, or ASC Topic 946, we are precluded from consolidating any entity other than another investment company. We generally consolidate any investment company when we own 100% of its partners’ or members’ capital or equity units. ASC Topic 946 provides for the consolidation of a controlled operating company that provides substantially all of its services to the investment company or its consolidated subsidiaries. GF 2013-2 Manager owns a 100% equity interest in the CLO, which is an investment company for accounting purposes, and also provides collateral management services solely to the CLO. As such, we have consolidated the accounts of these entities into our financial statements. The GARS Equity Holdings Entities, Walnut Hill II LLC and GLC Trust 2013-2 are 100% owned investment companies. As such, we have consolidated the accounts of these entities into our financial statements. As a result of this consolidation, the amount outstanding under the CLO and the GLC Trust 2013-2 Revolver is treated as our indebtedness.

Valuation of Portfolio Investments

We value our investments in accordance with ASC Topic 820. ASC Topic 820 defines fair value, establishes a framework for measuring fair value and expands disclosures about assets and liabilities measured at fair value. ASC Topic 820’s definition of fair value focuses on exit price in the principal, or most advantageous, market and prioritizes the use of market-based inputs over entity-specific inputs within a measurement of fair value. ASC Topic 820 classifies the inputs used to measure these fair values into the following hierarchy:

Level 1 — quoted unadjusted prices in active markets for identical investments as of the reporting date

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Investment Adviser’s own assumptions about the assumptions market participants would use in determining the fair values of investments)

The valuation process is conducted at the end of each fiscal quarter, with a portion of our valuations of portfolio companies without market quotations subject to review by the independent valuation firms each quarter.

Our portfolio consists of primarily debt investments. The fair value of our investments is initially determined by investment professionals of our Investment Adviser and ultimately determined by our board of directors on a quarterly basis. Our Investment Adviser generally uses various approaches, including proprietary models that consider the analyses of independent valuation agents as well as credit risk, liquidity, market credit spreads, other applicable factors for similar transactions, bid quotations obtained from other financial institutions that trade in similar investments or prices provided by independent third party pricing services.

The types of factors that our board of directors may take into account when verifying the price initially determined by our Investment Adviser and determining the fair value of our investments generally include, as appropriate, comparison to publicly traded securities, including such factors as yield, maturity and measures of credit quality, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business and other relevant factors.

Our board of directors has retained several independent valuation firms to review the valuation of each portfolio investment that does not have a readily available market quotation at least once during each 12-month period. However, our board of directors does not intend to have de minimis investments of less than 0.5% of our total assets (up to an aggregate of 10% of our total assets) independently reviewed. Our board of directors is ultimately and solely responsible for determining the fair value of our assets using a documented valuation policy and consistently applied valuation process.

Due to the nature of our strategy, our portfolio includes relatively illiquid investments that are privately held. Inputs into the determination of fair value of our portfolio investments require significant management judgment or estimation. This means that our portfolio valuations are based on unobservable inputs and our own assumptions about how market participants would price the asset or liability in question. Valuations of privately held investments are inherently uncertain, may fluctuate over short periods of time and may be based on estimates. The determination of fair value by our board of directors may differ materially from the values that would have been used if a ready market for these investments existed. Our net asset value could be materially affected if the determinations regarding the fair value of our investments were materially higher or lower than the values that we ultimately realized upon the disposal of such investments.

The valuation process is conducted at the end of each fiscal quarter, with a portion of our valuations of portfolio companies without market quotations subject to review by the independent valuation firms each quarter. When an external event with respect to one of our portfolio companies, such as a purchase transaction, public offering or subsequent equity sale occurs, we expect to use the pricing indicated by the external event to corroborate our valuation.

With respect to investments for which market quotations are not readily available, our board of directors will undertake a multi-step valuation process each quarter, as described below:

•	Our quarterly valuation process begins with each portfolio company or investment being initially valued by investment professionals of our Investment Adviser responsible for credit monitoring.
•	Preliminary valuation conclusions are then documented and discussed with our senior management and our Investment Adviser.
•	The valuation committee of the board of directors reviews these preliminary valuations.
•	At least once annually, the valuation for each portfolio investment that does not have a readily available quotation is reviewed by an independent valuation firm, subject to the de minimis exception above.
•	The board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith.

Net assets could be materially affected if the determinations regarding the fair value of the investments were materially higher or lower than the values that are ultimately realized upon the disposal of such investments.

Investment Transactions and Related Investment Income and Expense

We record our investment transactions on a trade date basis, which is the date when we have determined that all material terms have been defined for the transactions. These transactions could possibly settle on a subsequent date depending on the transaction type. All related revenue and expenses attributable to these transactions are reflected on the consolidated statement of operations commencing on the trade date unless otherwise specified by the transaction documents. Realized gains and losses on investment transactions are recorded on the specific identification method.

We accrue interest income if we expect that ultimately we will be able to collect it. Generally, when an interest default occurs on a loan in our portfolio, or if our management otherwise believes that the issuer of the loan will not be able to service the loan and other obligations, we will place the loan on non-accrual status and will cease recognizing interest income on that loan until all principal and interest is current through payment or until a restructuring occurs, such that the interest income is deemed to be collectible. However, we remain contractually entitled to this interest. We may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection. Accrued interest is written off when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. For consumer loans, any loan which is 120 days past due is considered defaulted and 100% of the principal is charged off with no expected recovery or sale of defaulted receivables. As of March 31, 2014, we recognized $96,047 in charge offs in realized losses from investments for consumer loans held by GLC Trust 2013-2, and no investments were placed on non-accrual status. As of December 31, 2013, we had recognized $52,454 in charge offs in realized losses from investments for consumer loans held by GLC Trust 2013-2, and no investments were placed on non-accrual status. As of December 31, 2012, the Company had one investment that was placed on non-accrual status, and as of December 31, 2011, no investments were placed on non-accrual status.

Any original issue discounts, as well as any other purchase discounts or premiums on debt investments, are accreted or amortized and included in interest income over the maturity periods of the investments.

Interest Expense

Interest expense is recorded on an accrual basis and is adjusted for amortization of deferred debt issuance costs.

Other Expenses

Certain expenses related to, but not limited to, rating fees, due diligence, valuation expenses and independent collateral appraisals may arise when we make certain investments. These expenses are recognized in the consolidated statement of operations within ratings fees and other expenses as they are incurred.

Loan Origination, Facility, Commitment and Amendment Fees

We may receive loan origination, facility, commitment and amendment fees in addition to interest income from the loans during the life of the investment. We may receive origination fees upon the origination of an investment. Origination fees are initially deferred and reduced from the cost basis of the investment and subsequently accreted into interest income over the remaining stated term of the loan. Facility fees, sometimes referred to as asset management fees, are accrued as a percentage periodic fee on the base amount (either the funded facility amount or the committed principal amount). Commitment fees are based upon the undrawn portion committed by us and are recorded on an accrual basis. Amendment fees are paid in connection with loan amendments and waivers and are recognized upon completion of the amendments or waivers, generally when such fees are receivable. Any such fees are included in interest income on the consolidated statement of operations. For the three months ended March 31, 2014 and March 31, 2013, other income in the amount of $335,998 and $24,067, respectively, was included in interest income. For the years ended December 31, 2013, December 31, 2012 and December 31, 2011 other income in the amount of $1,146,057, $381,375 and $648,119 respectively, was included in interest income.

Distributions

Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a distribution is determined by our board of directors each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are distributed at least annually, although we may decide to retain such capital gains for investment.

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if the board of directors authorizes, and we declare, a cash dividend or other distribution, then our stockholders who have not 'opted out' of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock acquired by AST through open-market purchases, rather than receiving the cash distribution. No new shares were issued to fulfill the dividend reinvestment.

No action is required on the part of a registered stockholder to have their cash dividend or other distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, LLC, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends or other distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share. The plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds of the sale of any fractional share of common stock.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends and other distributions in cash by notifying their broker or other financial intermediary of their election.

Income Tax

As a business development company, we elected to be treated as a RIC under Subchapter M of the Code for the period beginning October 9, 2012 to March 31, 2013, and intend to qualify thereafter.

We comply with all RIC qualification provisions contained in the Code including certain source-of-income and asset diversification requirements as well as the annual distribution requirements to our stockholders an amount at least equal to 90% of “investment company taxable income.” “Investment company taxable income” is generally defined as net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses. As a RIC, we do not have to pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders in a timely manner. However, we are subject to U.S. federal income taxes at regular corporate tax rates on any net ordinary income or net capital gain not distributed to our stockholders assuming an amount at least equal to of our investment company taxable income is annually distributed.

We may choose to retain net capital gains or any investment company taxable income, and pay the associated U.S. federal corporate income tax, including a 4% nondeductible U.S. federal excise tax. We expect to make sufficient distributions to avoid being subject to any U.S. federal excise tax.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

We are subject to financial market risks, including changes in interest rates. During the period covered by our financial statements, the majority of the loans in our portfolio had floating interest rates, and we expect that our loans in the future will also have floating interest rates. These loans are usually based on a floating LIBOR and typically have interest rate re-set provisions that adjust applicable LIBOR under such loans to current market rates on a regular basis. In addition, each of the CLO and the GLC Trust 2013-2 Revolver has a floating interest rate provision based on a cost of funds that approximates LIBOR and we expect that any other credit facilities into which we enter in the future may have floating interest rate provisions.

Assuming that the interim and unaudited consolidated statement of financial condition as of March 31, 2014 were to remain constant and that we took no actions to alter our existing interest rate sensitivity, the following table shows the annualized impact of hypothetical base rate changes in interest rates.

Change in interest rates	Increase (decrease) in interest income	Increase (decrease) in interest expense	Net increase (decrease) in investment income
	(dollars in thousands)
Down 25 basis points	(45)	(493)	448
Up 50 basis points	89	1,123	(1,034)
Up 100 basis points	529	2,245	(1,716)
Up 200 basis points	3,960	4,490	(530)
Up 300 basis points	7,941	6,735	1,206

Although management believes that this analysis is indicative of our existing sensitivity to interest rate changes, it does not adjust for changes in the credit markets, the size, credit quality or composition of the assets in our portfolio and other business developments, including indebtedness under the CLO or other borrowings, that could affect net increase in net assets resulting from operations, or net income. Accordingly, we cannot assure you that actual results would not differ materially from the statement above.

We may in the future hedge against currency and interest rate fluctuations by using standard hedging instruments such as futures, forward contracts, currency options and interest rate swaps, caps, collars and floors, and the collateral manager may engage in similar hedging activities with respect to the obligations of the CLO, to the extent permitted under the 1940 Act and applicable commodities laws. While hedging activities may insulate us against adverse changes in currency exchange and interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to the investments in our portfolio with fixed interest rates. We, our Investment Adviser and the collateral manager have not hedged any of the obligations of the CLO.

Senior Securities

Information about our senior securities is shown in the following table as of December 31, 2013, 2012, 2011 and 2010. Ernst & Young LLP’s report on the senior securities table is attached as an exhibit to the registration statement of which this prospectus is a part.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
December 31, 2013	$220,091,676	$2,151	—	N/A
December 31, 2012	$125,000,000	$2,389	—	N/A
December 31, 2011(5)	$219,500,000	$1,775	—	N/A
December 31, 2010(5)	$219,500,000	$1,730	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.
(3)	The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.
(4)	Not applicable because senior securities are not registered for public trading.
(5)	In 2010 and 2011, we were not subject to the asset coverage requirements of the 1940 Act.

PRICE RANGE OF COMMON STOCK

Our common stock began trading on March 27, 2013 and is currently traded on The NASDAQ Global Select Market under the symbol “GARS”. The following table lists the high and low closing sale price for our common stock, the closing sale price as a percentage of net asset value, or NAV, and quarterly distributions per share since December 31, 2012.

Period	NAV(1)	Closing Sales Price		Premium (Discount) of High Sales Price to NAV(2)	Premium (Discount) of Low Sales Price to NAV(2)	Distributions Declared
		High	Low
Fiscal year ended December 31, 2013
Fourth quarter	$15.16	$15.05	$13.76	(0.7)%	(9.2)%	$0.35
Third quarter	15.11	15.39	14.15	1.9	(6.4)	0.35
Second quarter	15.06	15.72	14.70	4.4	(2.4)	0.35
First quarter(3)	15.67	15.13	15.00	(3.4)	(4.3)	0.23
Fiscal year ending December 31, 2014
Third quarter (through July 9, 2014)	N/A	15.33	14.97	N/A	N/A	—
Second quarter	N/A	15.30	14.09	(0.7)	(9.2)	0.35
First quarter	15.45	14.81	13.71	(4.1)	(11.3)	0.35

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of the each period.
(2)	Calculated as of the respective high or low closing sales price divided by the quarter end NAV.
(3)	NAV as reported does not reflect any impact associated with our initial public offering on March 26, 2013 at $15.00 per share. Pro forma premium of high sales price to pro forma NAV of $15.00 is 0.1% and premium (discount) of low sales price to NAV is 0.0%.

The last reported price for our common stock on July 9, 2014 was $15.06 per share. As of July 9, 2014, we had 28 stockholders.

THE COMPANY

We are an externally managed, non-diversified, closed-end management investment company that has elected to be treated as a business development company under the 1940 Act. In addition, for tax purposes we have elected to be treated as a RIC, under Subchapter M of the Code, and intend to qualify annually for such treatment.

Our investment objective is to generate current income and capital appreciation by making investments generally in the range of $5 million to $25 million primarily in debt securities and loans of U.S. based middle-market companies, which we define as those having annual earnings before interest, taxes and depreciation, or EBITDA, of between $5 million and $30 million. Our goal is to generate attractive risk-adjusted returns by assembling a broad portfolio of investments.

We invest primarily in (1) first lien senior secured loans, (2) second lien senior secured loans, (3) “one-stop” senior secured or “unitranche” loans, (4) subordinated or mezzanine loans, (5) unsecured consumer loans and (6) to a lesser extent, selected equity co-investments in middle-market companies. We use the term “one-stop” or “unitranche” to refer to a loan that combines characteristics of traditional first lien senior secured loans and second lien or subordinated loans. We use the term “mezzanine” to refer to a loan that ranks senior only to a borrower’s equity securities and ranks junior in right of payment to all of such borrower’s other indebtedness.

We believe that the middle market offers attractive risk-adjusted returns for debt investors. Historically, we believe there has been a persistent scarcity of available capital relative to demand, which, from a lender’s perspective, has generally resulted in more favorable transaction structures, including enhanced covenant protection and increased pricing relative to larger companies. We further believe that the turmoil in the markets has exacerbated this scarcity of capital, as many traditional lenders to middle-market companies have exited the business or focused their attention on larger borrowers. In addition, we believe that middle-market companies traditionally have exhibited lower default rates and improved recoveries compared to larger borrowers and typically offer greater access to key senior managers, which we believe further enhances the attractiveness of lending to this market segment and facilitates due diligence investigations and regular monitoring.

As of March 31, 2014, we held investments in 71 portfolio companies with a fair value of $455.2 million, including investments in 57 portfolio companies held through the CLO. The investments held by the CLO as of March 31, 2014 consisted of senior secured loans fair valued at $345.0 million. As of that date, the loans held by the CLO (held at fair value), together with cash and other assets held by the CLO, equaled approximately $362.4 million. As of March 31, 2014, our portfolio had an average investment size of approximately $5.3 million, a weighted average yield of 10.0% and a weighted average contractual maturity of 45 months. Weighted average yield is calculated based on the fair value of the investments and interest expected to be received using the current rate of interest at the balance sheet date to maturity, excluding the effects of future scheduled principal amortizations. Weighted average yield represents the portfolio yield and may be higher than what investors will realize because it does not reflect our expenses on any sales load paid by investors.

As of December 31, 2013, we held investments in 70 portfolio companies with a fair value of $429.1 million, including investments in 56 portfolio companies held through the CLO. The investments held by the CLO as of December 31, 2013 consisted of senior secured loans fair valued at $331.7 million and related indebtedness of $209.7 million. As of that date, the loans held by the CLO (held at fair value), together with cash and other assets held by the CLO, equaled approximately $369.2 million. As of December 31, 2013, our portfolio had an average investment size of approximately $5.0 million, a weighted average yield of 9.8% and a weighted average contractual maturity of 46 months.

As of December 31, 2012, we held investments in 49 portfolio companies with a fair value of $220.1 million, including investments in 45 portfolio companies held through the Predecessor Credit Facility. The investments held by the Predecessor Credit Facility as of December 31, 2012 consisted of senior secured loans fair valued at $202.5 million and related indebtedness of $125.0 million. As of that date, the loans held by the Predecessor Credit Facility (held at fair value), together with cash and other assets held by the Predecessor Credit Facility, equaled approximately $276.2 million. As of December 31, 2012, our portfolio had an average investment size of approximately $4.3 million, a weighted average yield of 9.6% and a weighted average contractual maturity of 46 months.

Garrison Capital Advisers

Our investment activities are managed by our Investment Adviser, Garrison Capital Advisers. Our Investment Adviser is responsible for sourcing potential investments, conducting research and diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. Garrison Capital Advisers was organized in November 2010 and is a registered Investment Adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act. See “Management Agreements — Investment Advisory Agreement” for a discussion of the base management fee and incentive fee, including the cumulative income incentive fee and the income and capital gains incentive fee, payable by us to our Investment Adviser. Unlike most closed-end funds whose fees are based on assets net of leverage, our base management fee is based on our average-adjusted gross assets (including leverage, unrealized depreciation or appreciation on derivative instruments, and cash collateral on deposit with custodian but adjusted to exclude cash and cash equivalents so that investors do not pay the base management fee on such assets) and, therefore, our Investment Adviser benefits when we incur debt or use leverage. For purposes of the Investment Advisory Agreement, cash equivalents means U.S. government securities and commercial paper instruments maturing within 270 days of purchase (which is different than the definition under GAAP, which defines cash equivalents as U.S. government securities and commercial paper instruments maturing within 90 days of purchase). Additionally, under the incentive fee structure, our Investment Adviser benefits when capital gains are recognized and, because it determines when a holding is sold, our Investment Adviser controls the timing of the recognition of capital gains. Our board of directors is charged with protecting our interests by monitoring how our Investment Adviser addresses these and other conflicts of interest associated with its management services and compensation. While not expected to review or approve each borrowing, our independent directors periodically review Garrison Capital Advisers’ services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors consider whether our fees and expenses (including those related to leverage) remain appropriate. See “Management Agreements — Investment Advisory Agreement — Board of Directors Approval of the Investment Advisory Agreement.”

Garrison Capital Advisers is an affiliate of Garrison Investment Group. Garrison Capital Advisers has entered into the Staffing Agreement with Garrison Investment Group. See “The Company — Garrison Capital Advisers” for a discussion of the Staffing Agreement. We believe that the Staffing Agreement provides our Investment Adviser with access to investment opportunities, which we refer to in the aggregate as deal flow, generated by Garrison Investment Group in the ordinary course of its business and commits the members of Garrison Investment Group’s investment committee to serve as members of our investment committee. Garrison Investment Group has conducted due diligence on more than 500 middle-market companies since July 2007. Our Investment Adviser is obligated to allocate investment opportunities among us and its other clients fairly and equitably over time in accordance with the written allocation policy of Garrison Investment Group and its affiliate investment advisers, including our Investment Adviser. See “Related Party Transactions and Certain Relationships.” However, there can be no assurance that such opportunities will be allocated to us fairly or equitably in the short-term or over time. Our Investment Adviser seeks to capitalize on the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of Garrison Investment Group’s investment professionals.

Garrison Capital Administrator

Garrison Capital Administrator, an affiliate of Garrison Capital Advisers, provides the administration services necessary for us to operate. The Administrator furnishes us with office facilities and equipment and provides us clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Under the Administration Agreement, the Administrator performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records we are required to maintain and preparing our reports to our stockholders and reports filed with the SEC. In addition, the Administrator also assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns, printing and disseminating reports to our stockholders and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. The Administrator may retain third parties to assist in providing administrative services to us. To the extent that the Administrator outsources any of its functions, we pay the fees associated with such functions on a direct basis without profit to the Administrator. We reimburse the Administrator for the allocable portion

(subject to the review and approval of our board of directors) of the Administrator’s overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. The Administrator also provides on our behalf significant managerial assistance to those portfolio companies to which we are required to provide such assistance.

Garrison Investment Group

Garrison Investment Group is an alternative investment and asset management firm founded in March 2007 by Steven Stuart and Joseph Tansey. As of March 31, 2014, Garrison Investment Group had approximately $3.5 billion of committed and invested capital under management and a team of 75 employees, including 43 investment professionals. Garrison Investment Group is headquartered in New York, New York. Garrison Investment Group invests opportunistically in the debt of middle-market companies, primarily in the areas of corporate finance, real estate finance and structured finance.

Since the formation of Garrison Investment Group, Messrs. Stuart and Tansey together with their team of investment professionals, including Rafael Astruc, Brian Chase, Terence Moore and Mitch Drucker, have been investors and lenders to middle-market companies. These investment professionals have significant experience investing in a broad range of industries and types of debt over the course of several economic cycles.

Before joining Garrison Investment Group, Messrs. Stuart and Tansey were Managing Directors at Fortress Investment Group LLC, or Fortress, and were also partners of the Drawbridge Special Opportunities Fund, or Drawbridge, one of Fortress’ hybrid hedge funds, from its inception in August 2002 to March 2007. Drawbridge focused primarily on investments in opportunistic debt and equity securities and asset-based transactions. The responsibilities of these individuals included sourcing, evaluating, structuring, managing and monitoring corporate, structured finance and real estate investments, including both debt and equity. Messrs. Stuart and Tansey have 27 and 18 years of investment experience, respectively.

Market Opportunity

We pursue an investment strategy focused on investing in first lien, second lien, unitranche and mezzanine loans of, and, to a lesser extent, warrants and minority positions in equity securities in, U.S. middle-market companies. We find investing in middle-market companies attractive for the following reasons:

Reduced Competition.  We believe that, since 2007, dislocations in the corporate financing markets have reduced the amount of credit available to middle-market companies. In particular, we believe that much of the traditional lending community for lower middle-market companies, such as commercial/regional banks and commercial finance companies, have contracted their origination activities in the wake of these credit dislocations or focused on more liquid asset classes. The implementation of Basel III, published by the Basel Committee on Banking Supervision, is expected to limit the ability of commercial banking institutions to hold non-investment grade leveraged loans on their balance sheets.

Attractive Relative Value Proposition.  We believe that directly originated middle-market loans often exhibit superior default and loss characteristics to syndicated loans, which are often structured with higher levels of debt and a lower percentage of contributed equity. Meanwhile, reduced access to, and availability of, credit typically increases the interest rates, or pricing, of loans made to U.S. middle-market borrowers, thereby creating an attractive risk-return dynamic for lenders.

Conservative Capital Structure and Increased Percentage of Equity Contributed.  Since the 2007 downturn, we believe that lenders have generally required borrowers to hold more equity as a percentage of their total capitalization and less senior and total leverage than was customary in the years leading up to the credit crisis, resulting in a greater amount of equity to protect lenders against future economic downturns. Lower leverage levels in mergers and acquisitions executed in the middle market suggest that middle-market companies should have more cash flows available to them to service their debt.

Long-Term Capital Solutions.  We believe that many middle-market companies seek to execute transactions with permanent capital vehicles, such as us, rather than execute high-yield bond transactions or borrow capital from hedge funds and other non-permanent vehicles.

We believe these factors, taken together, should increase lending opportunities for us.

Competitive Strengths

Experienced Management Team.  We are managed by our Investment Adviser, which has access through the Staffing Agreement to the resources and expertise of the investment professionals at Garrison Investment Group. Garrison Investment Group is led by Messrs. Stuart and Tansey. Garrison Investment Group’s investment professionals have substantial experience in identifying and executing financing transactions across a broad range of industries and types of financings and have developed related proprietary sourcing and servicing channels. Our seven member investment committee has combined investment experience of more than 150 years.

Access to Deal Flow.  Through the Staffing Agreement, our Investment Adviser has access to extensive contacts throughout the middle-market, which it utilizes to source and originate loans. The investment professionals of Garrison Investment Group maintain direct dialogue with their contacts at financial sponsors, banks, corporate advisory firms, crisis managers, industry consultants, attorneys, investment banks, middle-market companies, other “club” investors and other potential sources of lending opportunities. Garrison Investment Group’s senior professionals have cultivated relationships with other middle-market lending platforms that we believe will provide us with an additional source of deal flow.

Disciplined Investment and Underwriting Process.  Our Investment Adviser utilizes the established investment processes developed by Garrison Investment Group to analyze investment opportunities, including structuring loans with appropriate covenants and pricing loans based on its knowledge of the middle market and on its rigorous underwriting standards. Our Investment Adviser focuses on capital preservation by extending loans to portfolio companies with assets that it believes will retain sufficient value to repay us even in depressed markets or under liquidation scenarios.

Active Asset Management Approach.  Our Investment Adviser employs a rigorous credit monitoring system for our portfolio, which enhances the ability of our investment adviser to manage any problems and assist borrowers before operating issues result in financial deterioration. In addition, this process enables our Investment Adviser to identify credit and market trends, thereby allowing us to modify underwriting terms for new loans before other lenders have identified such trends. In the event of restructurings, we expect that our Investment Adviser will manage syndicates of lenders, creditor committees and other creditors and advisors to protect our position.

Investment Criteria/Guidelines

Our investment objective is to generate current income and capital appreciation by making investments generally in the range of $5 million to $25 million primarily in debt securities and loans of middle-market companies. We may also selectively make investments in amounts larger than $25 million in certain of our portfolio companies. We generally expect that the size of our individual investments will vary proportionately with the size of our capital base. Our goal is to generate attractive risk-adjusted returns by assembling a broad portfolio of investments.

Target businesses typically exhibit some or all of the following characteristics:

•	annual EBITDA between $5 million and $30 million;
•	annual revenue between $50 million and $200 million;
•	a U.S. base of operations;
•	an experienced management team executing a long-term growth strategy;
•	discernable downside protection through recurring revenue or strong tangible asset coverage;
•	defensible niche product/service;
•	products and services with distinctive competitive advantages or other barriers to entry;
•	stable and predictable free cash flows;
•	existing indebtedness that may be refinanced on attractive terms;

•	low technology and market risk;
•	strong customer relationships; and
•	low to moderate capital expenditure requirements.

While we believe that the criteria listed above are important in identifying and investing in prospective portfolio companies, not all of these criteria will be met by each prospective portfolio company.

Investment Strategy

We seek to create a broad portfolio consisting of investments generally in the range of $5 million to $25 million primarily in debt securities and loans of U.S. based middle-market companies. The companies to which we extend credit typically are moderately leveraged, and, in most cases, do not have their loans rated by national rating agencies. If such companies were rated, we believe that they would typically receive a rating below investment grade. In addition, our investments typically range in maturity from one to six years. However, we may make investments in securities with any maturity or duration.

We invest opportunistically in middle-market loans that we believe have attractive risk adjusted returns. We also, to a lesser extent, make select equity investments in non-investment grade companies and consumer loans. We expect the majority of our focus to generally be centered upon traditional direct lending but at times will seek to enhance returns by purchasing loans in the secondary market, which purchases we refer to as capital markets activities, and extending credit for certain restructuring of financially troubled companies, which we refer to as special situations. We organize these lending opportunities in four categories.

Traditional Direct Lending.  We focus on direct origination of first lien senior secured loans, second lien senior secured loans and unitranche loans as well as select mezzanine loans. With respect to these loans, we identify lending opportunities through the extensive origination network to which we have access and serve as either sole lender or as a partner with like-minded creditors. We expect that we will typically extend first and second lien secured term loans, the proceeds of which may be used to refinance existing indebtedness or support acquisitions, growth initiatives, general corporate liquidity or operational turnarounds.

Capital Markets Activities.  We may also acquire loans in the secondary market, generally at favorable discounts, or seek to refinance outstanding loans through anchoring or co-anchoring a new issuance of debt. We believe the experience of the investment professionals to whom our Investment Adviser has access will allow us to react quickly in executing acquisitions of loans in the secondary market on favorable terms and permit us to refinance loans on a streamlined basis. We intend to migrate out of these assets over time into those meeting our core portfolio yield which we define as those investments that generally yield 9.0% or greater.

Consumer Loans.  We may also opportunistically acquire unsecured consumer loans that we believe have attractive risk adjusted returns.

Special Situations.  We may also extend credit for out-of-court restructurings, rescue financings, debtor-in-possession financings and acquisition financings. We expect that, in extending credit to special situations borrowers, we will seek to structure our investments to remain high in borrower’s capital structure, generate returns through the duration of the loan and obtain call protection or opportunities for enhanced returns through equity participation.

We expect that, from time to time, our investments may include certain non-qualifying assets, including assets of non-U.S. companies, certain publicly traded companies and, to a lesser extent and subject to certain limits under the 1940 Act, registered or unregistered investment companies, to the extent permissible under the 1940 Act. See “Risk Factors — Risks Relating to our Business and Structure — The lack of experience of our Investment Adviser is operating under the constraints imposed on us as a business development company and RIC may hinder the achievement of our investment objectives.” and “Regulation — Qualifying Assets.”

Due Diligence

We believe it is critical to conduct extensive due diligence on investment targets and in evaluating new investments. We, through our Investment Adviser, will conduct a rigorous due diligence process that draws from our Investment Adviser’s investment experience, industry expertise and network of contacts. Our

Investment Adviser intends to conduct extensive due diligence and perform thorough credit analysis on each potential portfolio company investment. In conducting due diligence, we expect that our Investment Adviser will use publicly available information and private information provided by borrowers, their financial sponsors and their advisors. Our Investment Adviser expects to use its relationships with former and current management teams, consultants, competitors and investment bankers to gain further insights into businesses and industries, generally, and our potential portfolio companies, specifically.

Our due diligence will typically include the following elements (although not all elements will necessarily form part of each due diligence review):

•	thorough review of historical and prospective financial information, including an analysis of collateral coverage, cash flow and valuation multiples and quality of earnings;
•	review of capital structure, including leverage and equity amounts and participants;
•	analysis of the business of the prospective portfolio company, including drivers of growth, customer and supplier concentrations, fixed versus variable costs and sensitivity analyses (with a focus on downside scenario analysis);
•	analysis of the industry in which the prospective portfolio company operates, including its competitive position, industry size and growth rates, competitive outlook, barriers to entry, and technological, regulatory and similar considerations;
•	interviews with management, employees, customers and vendors and analysis of management’s track record, quality, breadth and depth;
•	preparation or review of material contracts and loan documents;
•	when appropriate, background checks on key managers and research relating to the company’s business, industry, markets, products and services; and
•	third-party research relating to the company’s management, industry, markets, products and services and competitors.

Additional due diligence with respect to any investment may be conducted on our behalf by attorneys and independent accountants as well as other outside advisers, as appropriate.

Investment Committee

Upon the completion of due diligence and a decision to proceed with an investment in a prospective portfolio company, the principals leading the investment present the investment opportunity to our Investment Adviser’s investment committee, which determines whether to pursue the potential investment. All new investments are required to be reviewed by the investment committee of our Investment Adviser, which currently consists of the following seven members: Joseph Tansey, Steven Stuart, Rafael Astruc, Brian Chase, Mitch Drucker, Susan George and Terence Moore. As our Investment Adviser adds senior investment professionals, our Investment Adviser may add them to its investment committee. The members of our investment committee receive no compensation from us. These members are employees or partners of Garrison Investment Group and receive no direct compensation from our Investment Adviser.

Investment Structure

When our Investment Adviser or, in the case of the CLO, the collateral manager, determines that a prospective portfolio company is suitable for investment, it will work with the company’s management and its other capital providers to structure an investment. Our Investment Adviser negotiates among these parties to agree how our investment should be structured relative to the other capital in such company’s capital structure.

We structure our loans as follows:

Secured Loans.  We typically structure these loans, which include unitranche loans, with either a first or second lien security interest in the portfolio company’s assets that will support the repayment of such loans. First and second lien senior secured loans may provide for moderate loan amortization in the early years of the loan, with the majority of the amortization deferred until loan maturity, but in all cases amortization will be based on the free cash flows generated by the portfolio company and available for debt service. Unitranche loans typically provide for moderate loan amortization in the initial years of the facility, with the majority of the amortization deferred until loan maturity. Unitranche loans also generally allow the borrower to make a large lump sum payment of principal at the end of the loan term. There is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. In these cases, maturity extension or restructuring may be necessary to preserve collateral and enterprise value. Secured loans may include a payment in kind, or PIK, interest feature, although we typically structure loans so that a majority of the interest will be paid in cash.

Special Situations Loans.  These loans may be either secured or unsecured and often support an operational or financial restructuring. These loans may also include situations that require unusual speed to closing or structural flexibility. In some cases we structure these loans as secured debtor-in-possession or bankruptcy exit loans. We seek to obtain security interests in the assets of the portfolio company borrowers, which serve as collateral in support of the repayment of such loans. Such collateral may take the form of first-priority or second-priority liens on the assets of the portfolio company borrower. Our special situation loans may provide for moderate loan amortization in the early years of the loan, with the majority of the amortization deferred until loan maturity, and may include a PIK interest feature, although we expect that a majority of the interest will be paid in cash.

Unsecured Loans.  We typically structure unsecured loans as subordinated loans that provide for relatively high, fixed interest rates and provide us with significant current interest income, with the exception of unsecured consumer loans, which are not subordinated. These loans typically have interest-only payments (often representing a combination of cash pay and PIK interest) in the early years, with the amortization of principal deferred to maturity. Mezzanine loans, which are often unsecured, generally allow the borrower to make a large lump sum payment of principal at the end of the loan term. There is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. We expect that mezzanine loans will typically provide for a portion of the interest to be PIK. In these cases, maturity extension or restructuring could be necessary to preserve collateral and enterprise value.

Warrants and Minority Equity Securities.  In some cases, we may receive nominally priced warrants or options to buy a minority equity interest in a portfolio company in connection with a loan. As a result, if such a portfolio company appreciates in value, we may achieve additional investment return. We may also structure warrants to include provisions protecting our rights as a minority-interest holder, as well as a “put,” or right to sell such securities back to the issuer upon the occurrence of specified events. In many cases, we may seek to obtain registration rights in connection with these equity interests, which may include demand and “piggy-back” registration rights.

We tailor the terms of each investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages risk while creating incentives for the portfolio company to achieve its business plan and improve its operating results. We typically seek to limit the downside potential of our investments by:

•	investing between $5 million and $25 million per transaction;
•	maintaining an emphasis on capital preservation;
•	requiring a targeted unlevered annual effective yield of between 9% and 14%, excluding any warrants or other equity interests received by us as part of an investment;
•	making investments which afford us a significant capital cushion in the form of junior capital and/or asset coverage as well as adequate lender protections in loan documentation; and
•	selecting investments that our Investment Adviser believes have a low probability of loss.

We expect to hold most of our investments to maturity or repayment but may sell some investments earlier if liquidity events occur, such as a sale, recapitalization or worsening of the credit quality of the portfolio company.

Ongoing Monitoring

We view active portfolio monitoring as a vital part of the investment process. Our Investment Adviser monitors the financial trends of each portfolio company to determine if it is meeting its respective business plan and to assess the appropriate course of action for each company.

Our Investment Adviser uses several methods of evaluating and monitoring the performance and fair value of our investments, which may include the following:

•	assessment of success in adhering to portfolio company’s business plan and compliance with covenants;
•	periodic and regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;
•	comparisons to other portfolio companies in the industry, if any;
•	attendance at and participation in board meetings; and
•	review of monthly and quarterly financial statements and financial projections for portfolio companies.

Our Investment Adviser assigns an internal rating for each of our portfolio companies. The rating scale is a numeric scale of 1 to 4 based on the credit attributes and prospects of the portfolio company’s business. In general, we use the ratings as follows:

•	a rating of 1 denotes a high quality investment with no loss of principal expected;
•	a rating of 2 denotes a moderate to high quality investment with no loss of principal expected;
•	a rating of 3 denotes a moderate quality investment with market rates of expected loss of principal and potential non-compliance with financial covenants; and
•	a rating of 4 denotes a low quality investment with an expected loss of principal. In case of risk grade 4 loans, our Investment Adviser will assign a recovery value to the loan.

The following table shows the distribution of our investments on the 1 to 4 investment performance rating scale at fair value as of March 31, 2014, December 31, 2013 and December 31, 2012.

	As of March 31, 2014		As of December 31, 2013		As of December 31, 2012
($ in millions)	Investments at Fair Value	Percentage of Total Investments	Investments at Fair Value	Percentage of Total Investments	Investments at Fair Value	Percentage of Total Investments
Risk Rating 1	$2.6	0.6%	$2.9	0.7%	$2.6	1.2%
Risk Rating 2	326.0	71.6	338.3	78.8	175.5	79.7
Risk Rating 3	125.2	27.5	87.4	20.4	39.7	18.0
Risk Rating 4	1.4	0.3	0.5	0.1	2.3	1.1
	$455.2	100.0%	$429.1	100.0%	$220.1	100.0%

Investments

We seek to create a diverse portfolio that includes senior secured, unitranche, mezzanine and unsecured loans and warrants and minority equity securities by making investments generally in the range of $5 million to $25 million in U.S. based middle-market companies. Set forth below is a list of our ten largest portfolio company investments as of March 31, 2014, as well as the top ten industries in which we were invested as of March 31, 2014, in each case calculated as a percentage of our total investments as of such date.

Portfolio Company	Fair Value of Investment(2)	Percentage of Total Investments
	(dollars in thousands)
GLC Trust 2013-2(1)	24,239	5.3%
MXD Group, Inc. (fka Exel Direct Inc.)	13,738	3.0%
Nursery Supplies, Inc	11,347	2.5%
HC Cable OpCo, LLC	11,144	2.4%
ConvergeOne Holdings Corp.	11,079	2.4%
CTC Casting Technologies, Inc.	10,429	2.3%
PD Products, LLC (Compass)	10,366	2.3%
Attachmate Corporation Second Lien Term Loan	10,313	2.3%
Joe’s Jeans Inc. Term Loan	10,308	2.3%
CR Brands, Inc	10,290	2.3%
	$123,253	27.1%

(1)	GLC Trust 2013-2 includes 2,291 small balance consumer loans with an average par of $11,495, a weighted average adjusted rate of 16.2% and a weighted average maturity of 10/28/2017. As of March 31, 2014, the Company had an outstanding commitment to purchase an additional $227,250 of loans.
(2)	Amounts include unfunded obligations where applicable.

Industry	Fair Value of Investment(1)	Percentage of Total Investments
	(dollars in thousands)
Miscellaneous Manufacturing	$75,192	16.5%
Miscellaneous Services	44,901	9.9%
Health Services	42,757	9.4%
Transportation Services	40,080	8.8%
Communications	37,953	8.3%
Consumer Finance Services	35,782	7.9%
Automotive	22,524	4.9%
Food Stores - Retail	19,881	4.4%
Apparel Products	15,520	3.4%
Specialty Services	15,117	3.3%
	$349,707	76.8%

(1)	Amounts include unfunded obligations where applicable.

Managerial Assistance

As a business development company, we offer, and must provide upon request, managerial assistance to our portfolio companies. This assistance could involve monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Garrison Capital Administrator or an affiliate of Garrison Capital Administrator provides such managerial assistance on our behalf to portfolio companies that request this assistance. We may receive fees for these services and will reimburse Garrison Capital

Administrator or an affiliate of Garrison Capital Administrator for its allocated costs in providing such assistance, subject to the review and approval by our board of directors, including our independent directors.

Competition

Our primary competitors who provide financing to middle-market companies include public and private funds, including other business development companies, commercial and investment banks, commercial financing companies, and, to the extent they provide an alternative form of financing, private equity funds. Assuming the economic recovery continues, we expect that we may face enhanced competition in the future. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company and that the Code imposes on us as a RIC. For additional information concerning the competitive risks we face, see “Risk Factors — Risks Relating to our Business and Structure — The highly competitive market for investment opportunities in which we operate may limit our investment opportunities.”

Administration

We do not have any direct employees, and our day-to-day operations are managed by our Investment Adviser. We have a chief executive officer, chief financial officer and chief compliance officer and, to the extent necessary, our board of directors may elect to appoint additional personnel going forward. Our officers are employees of Garrison Investment Group LP, an affiliate of our Investment Adviser, and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs are paid by us pursuant to an administration agreement with the Administrator, or the Administration Agreement. Some of our executive officers described under “Management” are also officers of Garrison Capital Advisers. See “Management Agreements — Administration Agreement.”

Properties

We do not own any real estate or other physical properties materially important to our operation. Our headquarters are located at 1290 Avenue of the Americas, Suite 914, New York, New York 10104 and are provided by the Administrator pursuant to the Administration Agreement. We believe that our office facilities are suitable and adequate to our business.

Legal Proceedings

We, Garrison Capital Advisers, the Administrator and our wholly-owned subsidiaries are not currently subject to any material legal proceedings.

PORTFOLIO COMPANIES

The following table sets forth certain information as of March 31, 2014 for each portfolio company in which we had an investment. Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance that we may provide upon request and the board observer or participation rights we may receive in connection with our investment. See “Regulation — Managerial Assistance to Portfolio Companies.” We do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, we would “control” a portfolio company if we owned more than 25% of its voting securities and would be an “affiliate” of a portfolio company if we owned five percent or more of its voting securities.

As of March 31, 2014, we held investments in 71 portfolio companies with a fair value of $455.2 million, including investments in 57 portfolio companies held indirectly through the CLO. The investments held by the CLO as of March 31, 2014 consisted of senior secured loans fair valued at $362.4 million. As of that date, the loans held by the CLO (held at fair value), together with cash and other assets held by the CLO, equaled approximately $369.4 million. As of March 31, 2014, our portfolio had an average investment size of approximately $5.3 million, a weighted average yield of 10% and a weighted average contractual maturity of 45 months. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” We do not believe that there are any material differences in the underwriting standards that were used to evaluate these investments and the underwriting standards described in this prospectus that we expect to implement. However, over time we expect that syndicated secured loans will represent a smaller percentage of our investment portfolio as we grow our business, these investments are repaid and we invest in a different mix of assets.

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)	Maturity Date	Cost	Fair Value of Investment	Percentage of Class Held	Par/Shares
Affirmative Insurance Holdings, Inc. 4450 Sojourn Drive, Suite 500 Addison, TX 75001	Insurance Agents	Term Loan	8.50% (LIBOR + 7.25%, 1.25% Floor)	3/30/2016	$6,752,826	$6,689,460	—	7,041,537
Alpha Packaging Holdings, Inc. 1555 Page Industrial Blvd. St. Louis, MO 63132	Miscellaneous Manufacturing	Tranche B Term Loan	5.75% (LIBOR + 4.50%, 1.25% Floor)	9/17/2016	$3,095,656	$3,073,525	—	3,136,250
American Pacific Corporation 3883 Howard Hughes Parkway, Suite 700 Las Vegas, NV 89169	Chemicals	Term Loan	7.00% (LIBOR + 6.00%, 1.00% Floor)	2/27/2019	$1,589,538	$1,617,344	—	1,601,331
Anchor Hocking, LLC (EveryWare Global) 519 N. Pierce Avenue Lancaster, OH 43130	Miscellaneous Manufacturing	Term Loan	7.50% (LIBOR + 6.25%, 1.25% Floor)	5/21/2020	$6,887,267	$6,600,125	—	6,947,500
AP Gaming I, LLC 6680 Amelia Earhart Court Las Vegas, NV, 89119	Miscellaneous Manufacturing	Term Loan B	9.25% (LIBOR + 8.25%, 1.00% Floor)	12/20/2020	$4,843,956	$4,950,094	—	4,987,500
Apple & Eve, LLC 2 Seaview Blvd. Port Washington, NY 11050	Food Stores – Retail	Term Loan	9.50% (LIBOR + 8.25%, 1.25% Floor)	12/11/2017	$8,598,266	$8,662,309	—	8,662,309
Arclin US Holdings Inc.(2) 5865 McLaughlin Road Unit 3 Mississauga, ON L5R 1B8, Canada	Chemicals	Second Lien Term Loan	7.75% (LIBOR + 6.00%, 1.75% Floor)	1/15/2015	$2,566,456	$2,591,848	—	2,591,848
Arctic Glacier USA, Inc. 1654 Marthaler Lane West St. Paul, MN 55118	Miscellaneous Manufacturing	New Term Loans	5.00% (LIBOR + 4.00%, 1.00% Floor)	5/10/2019	$4,689,605	$4,689,605	—	4,689,605
Aspect Software, Inc.(2) 300 Apollo Drive Chelmsford, MA 01824	Communications	Tranche B Term Loan	7.25% (LIBOR + 5.50%, 1.75% Floor)	5/7/2016	$7,614,888	$7,728,590	—	7,633,175
Attachmate Corporation 1500 Dexter Ave. N. Seattle, WA 98109	Miscellaneous Services	Second Lien Term Loan	11.00% (LIBOR + 9.50%, 1.50% Floor)	11/22/2018	$10,328,092	$10,313,395	—	10,365,221
Axia Acquisition Corporation 401 Wilshire Blvd., Ste. 850 Santa Monica, CA 90401	Miscellaneous Manufacturing	Term Loan A	11.00% (LIBOR + 9.00%, 2.00% Floor)	03/12/1016	$869,165	$917,049	—	917,409

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)	Maturity Date	Cost	Fair Value of Investment	Percentage of Class Held	Par/Shares
BBB Industries LLC 5640 Commerce Blvd. East Mobile, AL 36619	Automotive	Term Loan	5.50% (LIBOR + 4.25%, 1.25% Floor)	3/27/2019	$4,804,732	$4,845,000	—	4,845,000
BMP/Pennant Holdings, LLC(3) 9041 Executive Park Drive Suite 300 Knoxville, TN 37923	Restaurants	Term Loan A	4.75% (LIBOR + 4.75%)	6/27/2014	$5,860,258	$5,753,666	—	6,056,135
		Term Loan B	10.00% (LIBOR + 10.00%)	6/27/2014	$1,568,297	$1,420,549	—	1,853,733
ConvergeOne Holdings Corp 3344 Highway 149 Eagan, MN 55121	Communications	Term Loan	9.25% (LIBOR + 8.00%, 1.25% Floor)	5/8/2019	$11,020,870	$11,079,200	—	11,162,922
CR Brands, Inc. 25101 Chagrin Blvd., Suite 350 Cleveland, OH 44122	Miscellaneous Manufacturing	Term Loan	6.25% (BASE + 6.25%)**	3/31/2019	$10,290,115	$10,290,000	—	10,500,000
CTC Casting Technologies, Inc. (Compass) 1450 Commerce Parkway Franklin, IN 46131	Automotive	Term Loan	7.50% (LIBOR + 6.75%, 0.75% Floor)	3/28/2019	$10,395,230	$10,428,795	—	10,500,000
Ellman International, Inc. 400 Karin Lane Hicksville, NY 11801	Health Services	Term Loan	8.50% (BASE + 8.50%)	2/28/2014	$3,263,531	$3,094,068	—	3,256,914
		Revolver	8.50% (BASE + 8.50%)	2/28/2014	$1,989,581	$1,886,269	—	1,985,546
eResearch Technology, Inc. 1818 Market Street Philadelphia, PA 19103	Health Services	Term Loan	6.00% (LIBOR + 4.75%, 1.25% Floor)	5/2/2018	$6,393,239	$6,426,773	—	6,418,750
Expera Specialty Solutions, LLC 600 Thilmany Road Kaukauna, WI 54130	Miscellaneous Manufacturing	Term Loan	7.50% (LIBOR + 6.25%, 1.25% Floor)	12/26/2018	$6,828,144	$6,999,606	—	6,947,500
EZE Trucking, LLC 2584 North Locust Avenue Rialto, CA 92377	Transportation Services	Common Equity	—	—	$267,801	—	2.50%	2,678
		CapEX A Loan	0.50%	7/31/2018	$(30,323)	$(30,342)	—	1,400,000
		Term Loan	9.75% (LIBOR + 9.75%)	7/31/2018	$10,162,513	$10,162,371	—	10,387,500
Fleetgistics Holdings, Inc. c/o Fleetgistics Enterprises, Inc. 7701 Forsyth Blvd. Suite 600 St. Louis, MO 63105	Transportation Services	Term Loan	7.88% (LIBOR + 5.88%, 2.00% Floor)	3/23/2015	$1,596,133	$1,435,691	—	1,595,213
Galata Chemicals, LLC 464 Heritage Rd., Suite A1 Southbury, CT 06488	Chemicals	Term Loan	9.00% (LIBOR + 8.00%, 1.00% Floor)	2/28/2019	$10,290,117	$10,290,000	—	10,500,000
GLC Trust 2013-2(2) 1290 Avenue of the Americas, Suite 914 New York, NY 10104	Consumer Finance Services	Consumer Loan Portfolio	—	—	$24,117,480	$24,238,544	—	24,117,480
Global Traffic Technologies, LLC Bldg 225-5S-08 St. Paul, MN 55144	Miscellaneous Services	Revolver	0.60%	6/30/2015	$(3,174)	—	—	1,458,439	(4)
		Term Loan A	6.50% (LIBOR + 5.25%, 1.25% Floor)	6/30/2015	$2,877,995	$2,900,454	—	2,900,454
		Term Loan B	6.50% (LIBOR + 5.25%, 1.25% Floor)	6/30/2015	$3,552,458	$3,560,206	—	3,560,206

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)	Maturity Date	Cost	Fair Value of Investment	Percentage of Class Held	Par/Shares
HC Cable OpCo, LLC 600 Fifth Avenue, 17th Floor New York, NY 10020	Communications	Revolver	0.50%	7/17/2018	$(7,354)	$8,411	—	489,362	(4)
		Term Loan	9.50% (LIBOR + 8.50%, 1.00% Floor)	7/17/2018	$10,790,951	$11,143,879	—	10,955,585
Howard Berger Co. LLC 324A Half Acre Road Cranbury, NJ 08512	Wholesale Durable Goods	Term A Loan	7.00% (LIBOR + 5.75%, 1.25% Floor)	8/3/2017	$1,852,465	$1,777,639	—	1,871,199
Inmar, Inc. 111 Huntington Avenue, 29th Floor Boston, MA 02199	Miscellaneous Services	Initial Term Loan	4.25% (LIBOR + 3.25%, 1.00% Floor)	1/27/2021	$1,057,145	$1,058,213	—	1,067,554
Joe’s Jeans Inc. 2340 S. Eastern Avenue Commerce, CA 90040	Apparel Products	Term Loan	12.00% (LIBOR + 10.75%, 1.25% Floor)	9/30/2018	$10,308,554	$10,308,439	—	10,497,463
Juniper TGX Investment Partners, LLC 5203 Bristol Industrial Way Buford, GA 30518	Health Services	Common Equity	—	—	$670,623	$670,623	3.16%	670,624
Kranos Acquisition Corp. 360 North Crescent Drive, South Building Beverly Hills, CA 90210	Miscellaneous Manufacturing	Term Loan	12.00% (LIBOR + 11.00%, 1.00% Floor)	6/15/2017	$9,935,871	$10,120,822	—	10,000,000
Metal Services LLC (Phoenix) 148 West State Street, Suite 301 Kennett Square, PA 19348	Metal Mining	New Term Loan	6.00% (LIBOR + 5.00%, 1.00% Floor)	6/30/2017	$3,469,034	$3,489,258	—	3,469,034
MRI Software LLC 28925 Fountain Parkway Solon, OH 44139	Miscellaneous Services	Term Loan	5.25% (LIBOR + 4.25%, 1.00% Floor)	2/14/2021	$995,117	$1,000,000	—	1,000,000
MXD Group, Inc. (fka Exel Direct Inc.) 7795 Walton Parkway 4th Fl, Dept 100 New Albany, OH 43054	Transportation Services	Term Loan	12.00% (LIBOR + 11.00%, 1.00% Floor)	5/31/2018	$13,505,816	$13,737,500	—	13,737,500
NAP Asset Holdings Ltd. 1180 Wernsing Road Jasper, IN 47546	Miscellaneous Services	Canadian Term Loan	8.00% (LIBOR + 7.00%, 1.00% Floor)	3/22/2018	$2,846,630	$2,869,699	—	2,869,699
		Term Loan	8.00% (LIBOR + 7.00%, 1.00% Floor)	3/22/2018	$6,371,029	$6,422,659	—	6,422,659
Nursery Supplies, Inc. 1415 Orchard Drive Chambersburg, PA 17201	Miscellaneous Manufacturing	Term Loan	8.50% (LIBOR + 7.50%, 1.00% Floor)	6/13/2018	$11,165,403	$11,347,357	—	11,212,500
Onyx Mamaroneck, LLC 900 Route 9 North Woodbridge, NJ 07095	Building & Real Estate	Term Loan	12.00% (LIBOR + 12.00%)	2/1/2015	$9,865,661	$9,864,520	—	10,034,722
Ozburn-Hessey Holding Company LLC 7101 Executive Center Drive Suite 333 Brentwood, TN 37027	Transportation Services	Term Loan B	6.75% (LIBOR + 5.50%, 1.25% Floor)	5/23/2019	$6,395,954	$6,466,794	—	$6,451,250
Paladin Brands Holding, Inc. (IES) 2211 York Rd., Suite 230 Oak Brook, IL 60523	Machinery	Initial Loan	6.75% (LIBOR + 5.50%, 1.25% Floor)	8/16/2019	$787,038	$789,005	—	787,038

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)	Maturity Date	Cost	Fair Value of Investment	Percentage of Class Held	Par/Shares
PD Products, LLC 317 Madison Avenue, Suite 405 New York, NY 10017	Miscellaneous Retail	Revolver	0.50%	10/4/2018	$(24,565)	$(150)	—	1,361,719	(4)
		Term Loan	12.00% (LIBOR + 10.50%, 1.50% Floor)	10/4/2018	$10,180,045	$10,366,114	—	10,367,258
		Revolver	12.00% (LIBOR + 10.50%, 1.50% Floor)	10/4/2018	$273,875	$278,875	—	278,906
Penda Corporation 2344 W. Wisconsin St. Portage, WI 53901	Automotive	Term Loan	LIBOR + 14.00%	1/26/2019	$7,123,970	$7,250,005	—	7,250,005
Penn Foster, Inc. 111 Speen St Framingham, MA 01701	Printing & Publishing	Term Loan	5.00% (Base Rate + 5.00%)	3/31/2015	$1,067,173	$1,013,815	—	1,067,173
PlanMember Financial Corporation(2) 6187 Carpinteria Ave. Carpinteria, CA 93013	Consumer Finance Services	Term Loan	10.00% (LIBOR + 8.50%, 1.50% Floor)	2/14/2018	$1,436,336	$1,466,250	—	1,466,250
Playboy Enterprises, Inc. 2706 Media Center Drive Los Angeles, CA 90065	Printing & Publishing	Term Loan	7.25% (LIBOR + 6.00%, 1.25% Floor)	3/6/2017	$6,030,846	$6,020,488	—	6,050,741
Port Townsend Holdings Company, Inc. P.O. Box 94188 Richmond, BC Canada, VGY255	Miscellaneous Manufacturing	Revolver	13.00% (LIBOR + 12.00%, 1.00% Floor)	6/30/2014	$5,389,335	$5,392,167	—	5,325,597
Project Sunshine IV Pty Ltd (Sensis) 360 North Crescent Drive Beverly Hills, CA 90210	Consumer Finance Services	Initial Term Loan	8.00% (LIBOR + 7.00%, 1.00% Floor)	2/28/2019	$8,898,451	$9,076,815	—	8,986,946
Prosper Marketplace(2) P.O. Box 396081 San Francisco, CA 94139	Consumer Finance Services	Series B Preferred Stock	—	—	$1,000,000	$1,000,000	4.00%	331,550
Provo Craft Holdings, LLC 151 E. 3450 North Spanish Fork, UT 84660	Miscellaneous Retail	Common Equity	—	—	—	$77	1.62%	101
PSP Group, LLC 22710 Haggerty Rd. Suite 100 Farmington Hills, MI 48335	Miscellaneous Retail	Term Loan	6.25% (LIBOR + 4.75%, 1.50% Floor)	9/13/2016	$4,369,317	$4,353,729	—	4,397,706
Ranpak Corp. 7990 Auburn Road Concord Township, OH 44077	Miscellaneous Manufacturing	Second Lien Term Loan	8.50% (LIBOR + 7.25%, 1.25% Floor)	4/23/2020	$991,385	$1,020,000	—	1,000,000
Raymond Express International, LLC 320 Harbor Way South San Francisco, CA 94080	Transportation Services	Revolver	0.50%	2/28/2018	$(4,307)	$8,066	—	537,752	(4)
		Term Loan	9.50% (LIBOR + 7.75%, 1.75% Floor)	2/28/2018	$4,374,247	$4,475,711	—	4,409,568
Roberts-Gordon LLC 1250 Williams Street, P.O. Box 44 Buffalo, NY 14240	Electrical Equipment	Term Loan	12.00% (LIBOR + 10.00%, 2.00% Floor)	4/20/2016	$9,039,038	$9,060,353	—	9,055,392
Sagittarius Restaurants LLC (Del Taco) 25521 Commercentre Drive, Suite 200 Lake Forest, CA 92630	Food Stores – Retail	Initial Term Loan	6.25% (LIBOR + 5.00%, 1.25% Floor)	10/1/2018	$4,477,418	$4,521,825	—	4,514,286
SCG Capital Corporation (Radiation Therapy) 74 West Park Place Stamford, CT 06901	Health Services	Term Note	12.00% (LIBOR +12.00%)	5/1/2017	$7,870,037	$7,870,037	—	7,870,037

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)	Maturity Date	Cost	Fair Value of Investment	Percentage of Class Held	Par/Shares
Scitor Corporation 2251 Corporate Park Drive Suite 300 Herndon, VA 20171	National Security	Term Loan	5.00% (LIBOR + 3.50%, 1.50% Floor)	2/15/2017	$6,632,465	$6,540,176	—	6,639,773
Sesac Holdco II, LLC 55 Nashville Music Sq. E. Nashville, TN 37203	Broadcasting & Entertainment	Term Loan (First Lien)	5.00% (LIBOR + 4.00%, 1.00% Floor)	2/7/2019	$979,509	$994,906	—	987,500
		Term Loan (Second Lien)	10.00% (LIBOR + 8.75%, 1.25%	7/12/2019	$5,390,117	$5,348,438	—	5,250,000
SI Organization, Inc. (The) 720 Vandenburg Road PA/C King of Prussia, PA 19406	Specialty Services	New Tranche B Term Loan	5.50% (LIBOR + 4.25%, 1.25% Floor)	11/22/2016	$4,804,373	$4,723,247	—	4,835,033
Sirius Computer Solutions (SCS Holdings I Inc.) 10100 Reunion Place, Suite 500 San Antonio, TX 78216	National Security	Term Loan	7.00% (LIBOR + 5.75%, 1.25% Floor)	12/7/2018	$2,984,279	$3,028,375	—	3,007,692
Sirva Worldwide 700 Oakmont Lane Westmont, Illinois 60559	Communications	Loan	7.50% (LIBOR + 6.25%, 1.25% Floor)	3/27/2019	$4,876,906	$5,049,000	—	4,950,000
Sprint Industrial Holdings, LLC 5300 Memorial Drive, Suite 270 Houston, TX 77007	Miscellaneous Services	Term Loan (First Lien)	7.00% (LIBOR + 5.75%, 1.25% Floor)	5/14/2019	$5,904,294	$5,969,888	—	5,955,000
Sqwincher Corporation (The) P.O. Box 8250 Columbus, MS 39705	Food Stores – Retail	Term Loan	11.50% (LIBOR + 10.00%, 1.50% Floor)	8/3/2016	$6,615,315	$6,696,756	—	6,673,900
Stafford Logistics, Inc. 6375 Discovery Boulevard Mableton, GA 30126	Transportation Services	Term Loan	6.75% (LIBOR + 5.50%, 1.25% Floor)	6/26/2019	$3,788,222	$3,824,166	—	3,824,166
Tecta America Corp. 9450 Bryn Mawr, Suite 500 Rosemont, IL 60018	Miscellaneous Services	Second Lien Term Loan	5.00% (LIBOR + 4.00%, 1.00% Floor)	7/1/2018	$4,521,054	$4,520,442	—	4,758,360
		Revolver	0.50%	7/1/2018	$(312,643)	$(313,449)	—	6,268,988	(4)
Theragenics Corporation 5203 Bristol Industrial Way Buford, GA 30518	Health Services	Term Loan	11.50% (LIBOR + 10.25%, 1.25% Floor)	10/29/2018	$9,735,710	$10,117,736	—	9,943,721
Totes Isotoner Corporation 9655 International Boulevard Cincinnati, OH 45246	Apparel Products	Delayed Draw Term Loan	7.25% (LIBOR + 5.75%, 1.50% Floor)	7/7/2017	$393,831	$394,815	—	393,831
		Initial Term Loan (First Lien)	7.25% (LIBOR + 5.75%, 1.50% Floor)	7/7/2017	$4,760,767	$4,816,303	—	4,804,292
U.S. Telepacific Corp. 515 S. Flower St. 47th Floor Los Angeles, CA 90071	Communications	Term Loan	5.75% (LIBOR + 4.50%, 1.25% Floor)	2/23/2017	$2,916,772	$2,944,092	—	2,919,278
Valterra Products Holdings, LLC 15230 San Fernando Mission Blvd. Mission Hills, CA 91345	Miscellaneous Manufacturing	Revolver	10.00% (LIBOR + 9.00%, 1.00% Floor)	5/31/2018	$605,265	$628,880	—	615,519
		Term Loan	—	5/31/2018	$8,483,476	$8,814,463	—	8,627,199
		Revolver	0.50%	5/31/2018	$(16,208)	$21,118	—	972,918	(4)
		Common Class A	—	—	$185,847	$294,511	2.00%	185,847
		Common Class B	—	—	$20,650	$32,723	2.00%	20,650
Varel International Energy Funding Corp. 1625 W. Crosby Rd., Ste. 124 Carrollton, Dallas County, TX 75006	Oil & Gas	Term Loan	9.25% (LIBOR + 7.75%, 1.50% Floor)	7/17/2017	$7,538,314	$7,707,375	—	7,650,000

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)	Maturity Date	Cost	Fair Value of Investment	Percentage of Class Held	Par/Shares
Virtual Radiologic Corporation c/o Providence Equity Partners LLC 9 West 57th Street, Ste. 4700 New York, NY 10019	Health Services	Term Loan B	7.25% (LIBOR + 5.50%, 1.75% Floor)	12/22/2016	$4,838,713	$2,893,188	—	4,862,500
Vision Solutions, Inc. 15300 Barranca Parkway Irvine, CA 92618	Miscellaneous Services	Term Loan First Lien	6.00% (LIBOR + 4.50%, 1.50% Floor)	7/23/2016	$6,530,541	$6,599,640	—	6,566,806
Vistronix, LLC 11091 Sunset Hills Road, Suite 700 Reston, VA 20190	Specialty Services	Revolver	8.50% (LIBOR + 7.50%, 1.50% Floor)	12/4/2018	$130,054	$130,009	—	131,250
		Revolver	0.50%	12/4/2018	$(7,030)	$(7,034)	—	743,750	(4)
		Term Loan	8.50% (LIBOR + 7.50%, 1.50% Floor)	12/4/2018	$10,270,743	$10,270,686	—	10,368,750
Walnut Hill Physicians’ Hospital(2) 201 Seaboard Lane, Suite 100 Franklin, TN 37067	Health Services	Construction Loan	12.50%	9/27/2018	$9,798,642	$9,798,642	—	9,798,642
Worley Claims Services, LLC P.O. Box 249 Hammond, LA 70404	Insurance Agents	Term Loan	12.50% (LIBOR + 11.00%, 1.50% Floor)	7/6/2017	$6,240,811	$6,466,682	—	6,323,368
Total						$455,169,323		$471,908,064

Percentage of class held refers only to common and preferred equity held, if any, and is calculated on a fully diluted basis.

(1)	All interest is payable in cash unless otherwise indicated. A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to LIBOR, the Euro Interbank Offered Rate, or EURIBOR, or an alternate base rate (commonly based on the Federal Funds Rate or the Prime Rate) and may reset daily, quarterly, monthly or semiannually. For each debt investment, we have provided the current interest rate in effect as of March 31, 2014.
(2)	Not a qualifying asset under the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of our total assets.
(3)	A portion of the interest may be deferred through a PIK interest rate option.
(4)	The negative fair value is the result of the unfunded commitment being valued below par. These amounts may or may not be funded to the borrowing party now or in the future.

All debt investments were income producing as of March 31, 2014. Common and preferred equity investments are non-income producing unless otherwise noted.

MANAGEMENT

Our business and affairs are managed under the direction of our board of directors. The board of directors currently consists of seven members, four of whom are not “interested persons” of Garrison Capital as defined in Section 2(a)(19) of the 1940 Act, and are “independent” as determined by our board of directors, consistent with the rules of the NASDAQ Global Select Market. We refer to these individuals as our independent directors. Our board of directors elects our officers, who will serve at the discretion of the board of directors.

Board of Directors and its Leadership Structure

Our business and affairs are managed under the direction of our board of directors. The 1940 Act requires that at least a majority of the Company’s directors not be “interested persons” (as defined in the 1940 Act) of the Company. Currently, four of the Company’s seven directors are Independent Directors (and are not “interested persons”). The board of directors elects our officers, who serve at the discretion of the board of directors. The responsibilities of the board of directors include quarterly valuation of our assets, corporate governance activities, oversight of our financing arrangements and oversight of our investment activities.

The board of directors’ role in management of the Company is one of oversight. Oversight of the Company’s investment activities extends to oversight of the risk management processes employed by Garrison Capital Advisers as part of its day-to-day management of our investment activities. The board of directors reviews risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of Garrison Capital Advisers as necessary and periodically requesting the production of risk management reports or presentations. The goal of the board of directors’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the board of directors’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of the Company’s investments.

Our board of directors has established an Audit Committee, a Valuation Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The scope of each committee’s responsibilities is discussed in greater detail below. For the fiscal year ended December 31, 2013, our board of directors held four meetings. All directors attended at least 75% of the aggregate number of meetings of the board of directors that were held while they were members of the board of directors. The Company requires each director to make a diligent effort to attend all board of directors and committee meetings and encourages directors to attend the Annual Meeting.

Joseph Tansey, President of Garrison Investment Group, and therefore an interested person of the Company, serves as our Chief Executive Officer and Chairman of our board of directors. Our board of directors believes that it is in the best interests of our investors for Mr. Tansey to lead the board of directors because of his familiarity with our portfolio companies, his broad experience with the day-to-day management and operation of other investment funds and his significant background in the financial services industry, as described below. The board of directors does not have a lead Independent Director. However, Mr. Martin, the Chairman of the Audit Committee and Mr. Shewmaker, the Chairman of the Valuation Committee and Nominating and Corporate Governance Committee, respectively, are Independent Directors and act as liaisons between the Independent Directors and management between meetings of the board of directors. The board believes that its leadership structure is appropriate because the structure allocates areas of responsibility among the individual directors and the committees in a manner that enhances effective oversight. The board of directors also believes that its small size creates an efficient corporate governance structure that provides opportunity for direct communication and interaction between Garrison Capital Advisers and the board of directors.

Board of Directors

Under our certificate of incorporation and bylaws, our directors are divided into three classes. At each annual meeting, directors are elected for staggered terms of three years, with the term of office of only one of these three classes of directors expiring each year. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Directors

Information regarding the board of directors is as follows:

Name, Age and Address(1)	Position(s) Held with the Company	Director Since	Expiration of Term	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Director or Nominee for Director During the Past Five Years(2)
Interested Directors
Rafael Astruc (45)(3)	Director	2011	2017	Chief Executive Officer — Garrison Securities LLC (September 2011 – present)	Director — Private Advisors, LLC (January 1997 – December 2010)(4)
				President — Cicero Alternative Asset Management, LLC (January 2011 – present)
				Co-founder — Private Advisors, LLC (January 1997 – December 2010)
Joseph Tansey (41)(7)	Chairman of the board of directors and Chief Executive Officer	2011	2016	President — Garrison Investment Group (March 2007 – present)	None
Brian Chase (37)(8)	Chief Financial Officer, Treasurer and Director	2011	2015	Chief Operating Officer and Chief Financial Officer — Garrison Investment Group (March 2007 to present)	None
Independent Directors
Bruce Shewmaker (68)	Director	2011	2017	Managing Director — MVC Capital, Inc. (November 2003 – present)(5)	Director — Advantage Insurance Holdings Ltd. (January 2014 – present)
				Senior Investment Professional — Tokarz Group Advisers, LLC (November 2006 – present)	Director — Harris & Harris Group, Inc. (August 2011 – present)(6) Member of Board of Managers — MVC Partners LLC (November 2006 – present)
					Director — Vestal Manufacturing Enterprises, Inc. (April 2004 – present)
					Director — Foliofn, Inc. (March 2004 – present)
Cecil Martin (73)	Director	2011	2016	Independent Commercial Real Estate Investor	Director — Comstock Resources, Inc. (1998 – present)
					Director — Crosstex Energy, Inc. (2006 – 2014)
					Director — Crosstex Energy, L.P. (2006 – 2014)
					Director — Bois d’Arc Energy, Inc. (2006 – 2008)
Roy Guthrie (61)	Director	2011	2015	Executive Vice President and Chief Financial Officer — Discover Financial Services (2005 – April 2011)	Director — Springleaf Holdings, Inc. (2013 – present) Director — Discover Bank (2006 – 2012)
					Director — Bluestem Brands, Inc. (2010 – present)
					Director — Lifelock, Inc. (2012 – present)
					Nationstar Mortgage Holdings Inc. (2012 – present)
Matthew Westwood (44)	Director	2011	2015	Director and Principal — Wilshire Associates Incorporated (1997 – 2010)	None

(1)	The business address of each director is c/o Garrison Investment Group, 1290 Avenue of the Americas, Suite 914, New York, New York 10104.
(2)	With the exception of Mr. Shewmaker, as described herein, no director otherwise currently serves as a director of an investment company subject to or registered under the 1940 Act.
(3)	Mr. Astruc is an interested director due to his position as a Managing Director of Garrison Investment Group.
(4)	Private Advisors, LLC is an investment company subject to the 1940 Act.
(5)	MVC Capital, Inc. is a business development company subject to the 1940 Act.
(6)	Harris & Harris Group, Inc. is a business development company subject to the 1940 Act.
(7)	Mr. Tansey is an interested director due to his position as Chairman of the board of directors and Chief Executive Officer of the Company and as President of Garrison Investment Group.
(8)	Mr. Chase is an interested director due to his position as Chief Financial Officer of the Company and Chief Operating Officer and Chief Financial Officer of Garrison Investment Group.

Information about the Executive Officer Who Is Not a Director

Set forth below is certain information regarding our executive officers who are not directors.

Name(1)	Age	Position
Julian Weldon	42	Chief Compliance Officer and Secretary

The address for the executive officer is c/o Garrison Investment Group, 1290 Avenue of the Americas, Suite 914, New York, New York 10104.

Biographical Information

Below is additional information about each director (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes and/or skills that each director possesses and which the board of directors believes has prepared each director to be an effective member of the board of directors. The board of directors believes that the significance of each director’s experience, qualifications, attributes and/or skills is an individual matter (meaning that experience or a factor that is important for one director may not have the same value for another) and that these factors are best evaluated at the board of directors level, with no single director, or particular factor, being indicative of board of directors effectiveness. However, the board of directors believes that directors need to have the ability to review, evaluate, question and discuss critical information provided to them and to interact effectively with Company management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The board of directors believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a director’s professional experience, education and/or other personal experiences. The Company’s counsel has significant experience advising funds and fund board members. The board of directors and its committees have the ability to engage other experts as appropriate. The board of directors evaluates its performance on an annual basis.

The board of directors believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes and skills, which allow the board to operate effectively in governing the Company and protecting the interests of its Stockholders. Below is a description of the various experiences, qualifications, attributes and/or skills with respect to each director considered by the board of directors.

Interested Directors

Joseph Tansey has served as Chairman of our board of directors and Chief Executive Officer since 2011 and is a member of our investment committee. He has served as President of Garrison Investment Group since its formation in March 2007. Prior to forming Garrison Investment Group, Mr. Tansey was a managing director at Fortress Investment Group LLC from 2002 to 2007 and a partner of Drawbridge Special Opportunities Fund from its inception in August 2002 to March 2007. At Drawbridge Special Opportunities Fund, Mr. Tansey was responsible for investment and loan structuring with a focus on structured finance and real estate transactions. Most recently, he ran Drawbridge Special Opportunities Fund’s rediscount lending business. From 1998 to 2002, Mr. Tansey worked at Goldman Sachs & Co. in Tokyo, Hong Kong and New York as a member of the Asian Special Situations Group, the Real Estate Principal Investment Group and the Mortgages Department. Prior to joining Goldman Sachs, Mr. Tansey worked at Starwood Capital Group from 1995 to 1998 where he was involved in the acquisition and management of real estate operating businesses and distressed debt. Mr. Tansey received a B.A. and a B.S. from The University of Pennsylvania. Mr. Tansey’s experiences with Garrison Investment Group and several other investment groups and his focus on middle-market lending and structured finance led our Nominating and Corporate Governance Committee to conclude that Mr. Tansey is qualified to serve as a director.

Rafael Astruc has served as a director since 2011 and is a member of our investment committee. He joined Garrison Investment Group in September 2011 and is currently a managing director. Mr. Astruc is currently the chief executive officer of Garrison Securities LLC and the president of Cicero Alternative Asset Management, LLC, his family office and advisory firm he founded in January 2011. Prior to founding Cicero Alternative Asset Management, LLC, Mr. Astruc co-founded Private Advisors, LLC, a fund of funds platform specializing in hedge funds and private equity partnerships targeting middle market buyouts, in 1997. While at Private Advisors, LLC from 1997 through 2010, Mr. Astruc served on the board of directors, management committee and investment committee and focused on credit, distressed, direct lending and private equity strategies, with responsibility for portfolio construction, manager selection, due diligence and interfacing with institutional investors and consultants. Prior to co-founding Private Advisors, Mr. Astruc served as an associate at Matrix Capital Markets Group, Inc., a merger and acquisition advisory firm representing sellers of privately-held businesses in the middle market. Over the course of his career, Mr. Astruc has served on numerous private equity and hedge fund advisory boards. Mr. Astruc received a B.S. from George Mason University. Mr. Astruc’s experiences with Garrison Investment Group and several other investment groups and his focus on the middle market led our Nominating and Corporate Governance Committee to conclude that Mr. Astruc is qualified to serve as a director.

Brian Chase has served as our Chief Financial Officer, Treasurer and director since 2011. Mr. Chase is also a member of our investment committee. He joined Garrison Investment Group at its formation in March 2007 and currently serves as its chief operating officer and chief financial officer with responsibility for structuring of funds, financing, operations, tax, accounting and general administration. Prior to joining Garrison Investment Group, from 2005 until March 2007, Mr. Chase was chief financial officer of the Distressed Securities business at The Blackstone Group, where he was responsible for building and overseeing the fund infrastructure and operations. From 2002 until 2005, Mr. Chase was a controller for Fortress Investment Group LLC where he helped develop and oversee the fund’s accounting, tax, financing and operations. Prior to joining Fortress Investment Group, Mr. Chase worked at UBS Alternative Investment Group, a manager of equity and distressed hedge funds, and in the Capital Markets Group at PricewaterhouseCoopers LLP specializing in hedge fund audits. Mr. Chase received a B.S. from the State University of New York at Binghamton and is a Certified Public Accountant (inactive). Mr. Chase’s experiences with Garrison Investment Group and several other investment groups and his focus on the middle market led our Nominating and Corporate Governance Committee to conclude that Mr. Chase is qualified to serve as a director.

Independent Directors

Roy Guthrie has served as a director since 2011. Mr. Guthrie has served as an independent director for Bluestem Brands, Inc. since 2010, Lifelock, Inc. since 2012, Nationstar Mortgage Holdings Inc. since 2012 and Springleaf Holdings Inc. since 2013. Mr. Guthrie served as the executive vice president and chief financial officer of Discover Financial Services from 2005 through April 2011. Mr. Guthrie also was a member of the Discover Bank Board from 2006 through 2012. Prior to joining Discover Financial Services, Mr. Guthrie was the president and chief executive officer of Citi Financial International, LTD, a consumer finance business of Citigroup Inc., and a member of Citigroup Inc.’s Management Committee from 2000 to 2004. Prior to joining Citi Financial International, LTD, Mr. Guthrie spent 22 years in various capacities with Associates First Capital Corporation, including serving as its chief financial officer from 1996 to 2000 and as a member of its board of directors from 1998 to 2000. Mr. Guthrie received a B.A. from Hanover College and an M.B.A. from Drake University. Mr. Guthrie’s experience in the financial services industry and past and ongoing service as a director of several public companies led our Nominating and Corporate Governance Committee to conclude that Mr. Guthrie is qualified to serve as a director.

Cecil Martin has served as a director since 2011. Mr. Martin is an independent commercial real estate investor. Mr. Martin has served as a director of Comstock Resources, Inc. since 1988 and currently serves as its lead independent director and chairman of its audit committee. From 2006 until March 2014, he served on the board of directors of Crosstex Energy, Inc. and Crosstex Energy, L.P. and was a member of the audit committee, the risk management committee and the compensation committee of Crosstex Energy, L.P. and Crosstex Energy, Inc. Mr. Martin also served as chair of the compensation committee of Crosstex Energy, L.P. From 2006 through 2008, Mr. Martin was a director and chairman of the audit committee of Bois d’Arc Energy, Inc. In addition, from 1973 to 1991, he served as chairman of a public accounting firm in Richmond, Virginia. Mr. Martin received a B.B.A. from Old Dominion University and is a Certified Public Accountant in the Commonwealth of Virginia. Mr. Martin’s experience as an accountant and past and ongoing service as a director of public companies led our Nominating and Corporate Governance Committee to conclude that Mr. Martin is qualified to serve as a director.

Bruce Shewmaker has served as a director since 2011. Mr. Shewmaker has served as a managing director for MVC Capital, Inc. since November 2003 and as a senior investment professional for The Tokarz Group Advisers, LLC, MVC Capital, Inc.'s external management company, since November 2006. Mr. Shewmaker also currently serves as a member of the board of directors for Foliofn, Inc., MVC Partners LLC, Vestal Manufacturing Enterprises, Inc., Harris & Harris Group, Inc. and Advantage Insurance Holdings Ltd. Prior to joining MVC Capital, Inc., Mr. Shewmaker served as a managing director for E*OFFERING Corp., an investment banking firm, from 1999 to 2001. Mr. Shewmaker was also president and chief executive officer of The US Russia Investment Fund from 1997 to 1998 and spent 10 years at Merrill Lynch & Co., Inc., where he co-founded Merrill Lynch Venture Capital, Inc. and participated in sourcing, negotiating and monitoring private equity transactions, including leveraged buyouts and venture capital investments. Mr. Shewmaker received a B.S. from The Ohio State University. Mr. Shewmaker’s extensive experience with business development companies and past and ongoing service as a director of public companies led our Nominating and Corporate Governance Committee to conclude that Mr. Shewmaker is qualified to serve as a director.

Matthew Westwood has served as a director since 2011. Mr. Westwood most recently served as the managing director and principal of Wilshire Associates Incorporated from 1997 to 2010. While at Wilshire Associates Incorporated, Mr. Westwood was also a senior investment professional for Wilshire Private Markets, a global private equity fund of funds. At Wilshire Private Markets, Mr. Westwood focused on private equity partnership investments, co-investments, and secondary investments with responsibility for investment strategy, market research, portfolio construction, investment sourcing, due diligence and interfacing with institutional clients and consultants. Prior to joining Wilshire Associates Incorporated, Mr. Westwood worked at Ernst & Young, LLP from 1992 to 1996 where he managed audit and consulting engagements for both public and private clients. During his career, Mr. Westwood has served on numerous private equity limited partner advisory boards, including serving as a member of the board of directors of the Pittsburgh Venture Capital Association from July 2004 to June 2006 and as a member of the board of directors of Wilshire Associates Incorporated’s 401k Committee from December 2006 to March 2010. Mr. Westwood received a

B.S. from Villanova University and an M.B.A. from the University of Pittsburgh. Mr. Westwood is currently an inactive Certified Public Accountant. Mr. Westwood’s experience at a senior level in the asset management industry and as an accountant as well as his past and ongoing service as a director of public companies led our Nominating and Corporate Governance Committee to conclude that Mr. Westwood is qualified to serve as a director.

Executive Officers Who Is Not a Director

Julian Weldon has served as our Chief Compliance Officer and Secretary since 2011. Mr. Weldon is the General Counsel for Garrison Investment Group. Prior to joining Garrison in September 2008, Mr. Weldon was Senior Counsel in the Banking department in the New York office of Allen & Overy LLP where he advised on their lending activities across a wide range of product areas. Earlier in his career, Mr. Weldon worked in the Banking department in Allen & Overy’s London office from March 1997 to July 2000. Mr. Weldon was seconded to the leverage finance team of The Goldman Sachs Group, Inc. in London from 1998 to 1999 and also spent five months in 2000 seconded to the internal legal team of Barclays Bank plc in New York. Mr. Weldon attended law school at the College of Law in London and obtained an undergraduate degree in law (J.D. equivalent) from the University of East Anglia, England. Mr. Weldon is admitted to practice in New York and England.

Committees of the Board

Our board of directors has established an Audit Committee, a Valuation Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. For the fiscal year ended December 31, 2013, our board of directors held four board meetings. All directors attended at least 75% of the aggregate number of meetings of the board of directors that were held while they were members of the board of directors. The Company requires each director to make a diligent effort to attend all board and committee meetings and encourages directors to attend the Annual Meeting.

Audit Committee

The members of the Audit Committee are Messrs. Guthrie, Martin, Shewmaker and Westwood, each of whom is independent for purposes of the 1940 Act and The NASDAQ Global Select Market corporate governance requirements. Mr. Martin serves as Chairman of the Audit Committee. The Audit Committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. Our Board has determined that Mr. Martin is an “audit committee financial expert,” as defined under Item 407(d)(5) of Regulation S-K under the Securities Act of 1933, as amended. Mr. Guthrie simultaneously serves on the audit committees of more than three public companies and our Board has determined that Mr. Guthrie’s simultaneous service on the audit committees of other public companies does not impair his ability to effectively serve on the Audit Committee. In addition, each member of our Audit Committee meets the current independence and experience requirements of Rule 10A-3 under the Exchange Act. The Audit Committee has adopted a written charter that is available on our website at www.garrisoncapitalbdc.com.

Valuation Committee

We established a Valuation Committee in November 2013. The members of our Valuation Committee are Messrs. Guthrie, Martin, Shewmaker and Westwood, each of whom meets the independence standards established by the SEC and the NASDAQ corporate governance rules. Mr. Shewmaker serves as Chairman of the Valuation Committee. The Valuation Committee is responsible for making recommendations to the board of directors in accordance with the valuation policies and procedures adopted by the board of directors (the “Valuation Policies”), reviewing valuations and any reports of independent valuation firms, confirming valuations are made in accordance with the Valuation Policies and reporting any deficiencies or violations of such valuation procedures to the board of directors on at least a quarterly basis and reviewing such other matters as the board of directors or the Valuation Committee shall deem appropriate. The Valuation Committee uses the services of one or more independent valuation firms to help them determine the fair value of securities. The Valuation Committee Charter is available on our website at www.garrisoncapitalbdc.com.

Nominating and Corporate Governance Committee

The members of the Nominating and Corporate Governance Committee are Messrs. Guthrie, Martin, Shewmaker and Westwood, each of whom is independent for purposes of the 1940 Act and the corporate governance requirements of The NASDAQ Global Select Market. Mr. Shewmaker serves as Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our Stockholders, selecting nominees to fill vacancies on the board of directors or a committee of the board of directors, developing and recommending to the board of directors a set of corporate governance principles and overseeing the evaluation of the board of directors and our management. The Nominating and Corporate Governance Committee has adopted a written charter that is available on our website at www.garrisoncapitalbdc.com.

The Nominating and Corporate Governance Committee considers nominees to the board of directors recommended by a Stockholder, if such Stockholder complies with the advance notice provisions of our bylaws. Our bylaws provide that a Stockholder who wishes to nominate a person for election as a director at a meeting of Stockholders must deliver written notice to our Secretary, Julian Weldon, c/o Garrison Capital Inc., 1290 Avenue of the Americas, Suite 914, New York, New York 10104. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act, and certain other information set forth in the bylaws, including the following information for each director nominee: full name, age and address; principal occupation during the past five years; directorships on publicly held companies and investment companies during the past five years; number of shares of our Common Stock owned, if any; and a written consent of the individual to stand for election if nominated by the board of directors and to serve if elected by the Stockholders. In order to be eligible to be a nominee for election as a director by a Stockholder, such potential nominee must deliver to our Secretary a written questionnaire providing the requested information about the background and qualifications of such person and a written representation and agreement that such person is not and will not become a party to any voting agreements, any agreement or understanding with any person with respect to any compensation or indemnification in connection with service on the board of directors and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines.

Criteria considered by the Nominating and Corporate Governance Committee in evaluating the qualifications of individuals for election as members of the board of directors include compliance with the independence and other applicable requirements of the corporate governance requirements of The NASDAQ Global Select Market, the 1940 Act and the SEC, and all other applicable laws, rules, regulations and listing standards, the criteria, policies and principles set forth in the Nominating and Corporate Governance Committee charter and the ability to contribute to the effective management of the Company, taking into account the needs of the Company and such factors as the individual’s experience, perspective, skills and knowledge of the industry in which the Company operates. The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as members of the board of directors, but the Nominating and Corporate Governance Committee considers such factors as it may deem are in the best interests of the Company and its Stockholders. Such factors may include the individual’s professional experience, education, skills and other individual qualities or attributes, including gender, race or national origin.

Compensation Committee

We established a Compensation Committee in March 2014. The members of our Compensation Committee are Messrs. Guthrie, Martin, Shewmaker and Westwood, each of whom meets the independence standards established by the SEC and the NASDAQ corporate governance rules. The Compensation Committee is responsible for determining, or recommending to the board of directors for determination, the compensation, if any, of our chief executive officer and all other executive officers of the Company. Currently none of the Company’s executive officers are compensated by the Company and, as a result, the Compensation Committee does not produce and/or review a report on executive compensation practices. The Compensation Committee also has the authority to engage compensation consultants following consideration of certain factors related to such consultants’ independence. The Compensation Committee Charter is available on our website at www.garrisoncapitalbdc.com.

Compensation of Directors

The following table shows information regarding the compensation earned by our directors for the fiscal year ended December 31, 2013. No compensation is paid to directors who are “interested persons” of the Company.

	Year ended December 31, 2013
Name	Total Compensation from Garrison Capital Inc.(1)	Pension or Retirement Benefits Accrued as Part of Our Expenses(2)	Aggregate Compensation from Garrison Capital Inc.(1)
Independent Directors
Roy Guthrie	$74,702	—	$74,702
Cecil Martin	$86,540	—	$86,540
Bruce Shewmaker	$82,209	—	$82,209
Matthew Westwood	$74,702	—	$74,702
Interested Directors
Rafael Astruc	—	—	—
Brian Chase	—	—	—
Joseph Tansey	—	—	—

(1)	The amounts listed are for the year ended December 31, 2013. For a discussion of the independent directors’ compensation, see below.
(2)	We do not have a profit-sharing or retirement plan, and directors do not receive any pension or retirement benefits.

Our independent directors each receive an annual fee of $70,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each in-person board of directors meeting and receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the Chairman of each of the Valuation Committee and the Audit Committee receives an annual fee of $10,000 for their additional services in these capacities and the Chairman of the Nominating and Corporate Governance Committee receives an additional fee of $5,000 for his additional services in this capacity. No compensation is paid to directors who are not independent of the Company and Garrison Capital Advisers. In addition, we have purchased directors’ and officers’ liability insurance on behalf of our directors and officers.

Our independent directors irrevocably waived a portion of their fees for the period from October 9, 2012 through March 31, 2013. As a result of this waiver, commencing with the calendar quarter ended December 31, 2012 until the end of the calendar quarter ended March 31, 2013, the Independent Directors each received a pro rata portion of an annual fee of $35,000. These fees are not subject to recoupment by the directors. During this period, there were no other changes to the fees or reimbursements of expenses described above.

Compensation of Chief Executive Officer and Other Executive Officers

None of our officers receives direct compensation from us. Our allocable portion of the compensation of our chief financial officer and our chief compliance officer and their respective staffs is paid by Garrison Capital Administrator, subject to reimbursement by us of an allocable portion of such compensation for services rendered by them to us. To the extent that our administrator outsources any of its functions we pay the fees associated with such functions on a direct basis without profit to the administrator.

THE ADVISER AND THE ADMINISTRATOR

Garrison Capital Advisers is registered with the SEC as an investment adviser, and we and Garrison Capital Advisers have entered into the Investment Advisory Agreement.

Garrison Capital Advisers is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act. The principal executive offices of Garrison Capital Advisers are located at 1290 Avenue of the Americas, Suite 914, New York, New York 10104.

Investment Committee

Each of the individuals listed below, in addition to Messrs. Tansey, Astruc and Chase, is a member of our investment committee and has primary responsibility for the day-to-day management of our portfolio. The members of our investment committee are also members of our Investment Adviser’s investment committee. All of the portfolio managers are employed by Garrison Investment Group.

The members of our investment committee will receive no compensation from us. These members are employees or partners of Garrison Investment Group and will receive no direct compensation from our Investment Adviser. The compensation of the members of the investment committee paid by Garrison Investment Group includes an annual base salary and, in certain cases, an annual bonus based on an assessment of short-term and long-term performance. In addition, all of the members of our investment committee have equity interests in Garrison Investment Group or its affiliates, including Garrison Capital Advisers, and may receive distributions of profits in respect of those interests. Garrison Investment Group has employment agreements with the members of the investment committee, and such individuals are subject to certain confidentiality, nonsolicitation and, in most cases, noncompetition provisions to assist Garrison Investment Group in retaining their services.

Members of Our Investment Adviser’s Investment Committee Who Are Not Our Directors or Officers

Mitch Drucker has served as a member of Garrison Capital Advisers’ investment committee since 2011. Mr. Drucker also serves as the co-chief investment officer for Garrison Capital Advisers. Mr. Drucker joined Garrison Investment Group in June 2007 and is responsible for corporate finance transaction origination, analysis and execution. Prior to joining Garrison Investment Group, Mr. Drucker spent 23 years in various capacities with the CIT Group, or CIT, including senior managing director and leader of CIT’s Hedge Fund Coverage and National Restructuring groups from 2006 to 2007 and co-president of CIT Business Capital from 2004 to 2006 during which he presided over a team of 200 professionals. Prior to 2004, Mr. Drucker was CIT’s National Marketing Manager and was a founding member of CIT’s Restructuring Group in 1989. Mr. Drucker received a B.S. from Cornell University and an M.B.A. from the University of Pennsylvania.

Susan George has served as a member of Garrison Capital Advisers’ investment committee since 2011. Ms. George also serves as the chief workout officer for Garrison Capital Advisers. Ms. George joined Garrison Investment Group in March 2008 and is responsible for asset management within the Corporate Finance Group at Garrison Investment Group. Prior to joining Garrison Investment Group, Ms. George spent 21 years in various capacities with CIT, where she specialized in middle market corporate finance with an emphasis on debtor-in-possession, confirmation and turnaround financing activities. From 2005 to 2006, she served as Chief Operating Officer of CIT Business Capital and was a member of the Business Capital Investment Committee at CIT. Ms. George was also a coverage officer for CIT’s Hedge Fund Coverage Group from February 2007 to November 2007. From 1994 to 1995, Ms. George worked at Congress Financial Corporation as a new business originator. Ms. George received a B.S. from Manhattan College.

Terence Moore has served as a member of Garrison Capital Advisers’ investment committee since 2011. Mr. Moore also serves as the co-chief investment officer for Garrison Capital Advisers. Mr. Moore joined Garrison Investment Group in July 2007 and is responsible for corporate finance transaction analysis and execution. Prior to joining Garrison Investment Group, Mr. Moore worked for the Capital Markets group at CIT from January 2005 to June 2007 where he was responsible for leading the firm’s sales and distribution efforts in leveraged finance and asset based lending. Earlier in his career, Mr. Moore was a senior analyst at Moody’s Investors Service, where he was responsible for rating leveraged credits with an emphasis on the healthcare sector, and worked on leveraged finance and leveraged loan syndications at CIBC World Markets, a subsidiary of Canadian Imperial Bank of Commerce, First Union Capital Markets Group, a subsidiary of First Union Corporation, and Chase Manhattan Bank. Mr. Moore received a B.S. from Boston College and an M.B.A. from St. John’s University.

Steven Stuart has served as a member of Garrison Capital Advisers’ investment committee since 2011. He has served as Co-President of Garrison Investment Group since its formation in March 2007. Prior to forming Garrison Investment Group, Mr. Stuart was a Managing Director at Fortress and a partner of Drawbridge from its inception in August 2002 to March 2007. At Drawbridge, Mr. Stuart was a senior partner in the real estate area and had primary responsibility for originating both debt and equity transactions in real estate and was also involved in the origination of transactions across all asset categories in the hedge fund. Prior to joining Fortress, Mr. Stuart was the head of the Leveraged Lending and Real Estate Finance Groups at Shinsei Bank, formerly known as Long Term Credit Bank of Japan, where his group originated corporate and real estate loans in excess of $3 billion. From January 1997 through 1998, he was responsible for loan origination for the Real Estate Finance group at Deutsche Bank. Prior to Deutsche Bank, Mr. Stuart spent nearly 10 years at Goldman Sachs & Co., working in both the Real Estate Group and the Mortgage and Asset-Backed Group, where he focused on real estate financings, distressed asset transactions, loan portfolio sales and the securitization of a wide range of consumer loans, residential mortgages and commercial mortgages. Mr. Stuart received a B.A. from Columbia University.

Portfolio Management

The portfolio managers who are primarily responsible for the day-to-day management of Garrison Capital manage a total of 20 pooled investment vehicles with a total amount of approximately $3.5 billion in assets under management as of March 31, 2014. They are not responsible for the management of any registered investment companies (other than Garrison Capital) or other accounts. The table below shows the dollar range of shares of common stock to be beneficially owned by each manager of our Investment Adviser and each of our officers as of May 16, 2014.

Name	Dollar Range of Equity Securities in Garrison Capital(1)
Joseph Tansey	Over $1,000,000
Rafael Astruc	$100,001 – $500,000
Brian Chase	$100,001 – $500,000
Mitch Drucker	$100,001 – $500,000
Susan George	$50,001 – $100,000
Terence Moore	$50,001 – $100,000
Steven Stuart	Over $1,000,000

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000; $500,001 – $1,000,000 or Over $1,000,000.

Investment Advisory Agreement

Garrison Capital Advisers serves as our Investment Adviser in accordance with the terms of an investment advisory agreement with Garrison Capital Advisers, or the Investment Advisory Agreement. Subject to the overall supervision of our board of directors, the Investment Adviser manages the day-to-day operations of, and provides investment management services to us. Under the terms of the Investment Advisory Agreement, Garrison Capital Advisers:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and
•	closes, monitors and administers the investments we make, including the exercise of any voting or consent rights.

Garrison Capital Advisers’ services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. Under the Investment Advisory Agreement, we pay Garrison Capital Advisers a fee for investment management services consisting of a base management fee and an incentive fee.

Management Fee

The base management fee is calculated at an annual rate of 1.75% of our gross assets, excluding cash and cash equivalents but including assets purchased with borrowed funds, and is payable quarterly in arrears. The base management fee is calculated based on the average carrying value of our gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base investment advisory fees for any partial month or quarter are appropriately pro rated. From the date of the BDC Conversion through the IPO Pricing Date, the Investment Adviser waived base management fees due under the Investment Advisory Agreement in excess of an annual rate of 1.50% of the average of the value of the Company’s net assets (including cash and cash equivalents) calculated at the end of the two most recently completed calendar quarters, payable in arrears. Under no circumstances would the Investment Adviser have received a base management fee greater than 1.75% of gross assets, excluding cash and cash equivalents but including assets purchased with borrowed funds calculated based on the average carrying value of the gross assets of the Company at the end of the two most recently completed calendar quarters. The Investment Adviser also agreed to waive its base management fee commencing from the IPO Pricing Date through September 30, 2013. The waived fees are not subject to recoupment by the Investment Adviser. For purposes of the Investment Advisory Agreement, cash equivalents means U.S. government securities and commercial paper maturing within 270 days of purchase.

Incentive Fee

The incentive fee consists of two components, the income-based incentive fee and the capital gains-based incentive fee, that are independent of each other (except as provided in the Incentive Fee Cap and Deferral Mechanism described below), with the result that one component may be payable even if the other is not.

Incentive Fee Cap and Deferral Mechanism

We have structured the calculation of these incentive fees, which we refer to collectively as the “Income and Capital Gain Incentive Fee Calculations,” to include a fee limitation such that no incentive fee will be paid to our Investment Adviser for any fiscal quarter if, after such payment, the cumulative incentive fees paid to our Investment Adviser for the period that includes such fiscal quarter and the 11 full preceding fiscal quarters, which we refer as the “Incentive Fee Look-back Period”, would exceed 20.0% of our Cumulative Pre-Incentive Fee Net Return during the Incentive Fee Look-back Period.

The Incentive Fee Look-back Period commenced on April 1, 2013. Prior to April 1, 2016, the Incentive Fee Look-back Period will consist of fewer than 12 full fiscal quarters.

For example, at the end of our second full fiscal quarter after the initial public offering, the Incentive Fee Look-back Period consisted of two full fiscal quarters and our Cumulative Pre-Incentive Fee Net Return equaled the sum of (a) the Pre-Incentive Fee Net Investment Income during those two fiscal quarters and (b) our cumulative realized capital gains, cumulative realized capital losses, cumulative unrealized capital depreciation and cumulative unrealized capital appreciation, with “cumulative” meaning occurring during the two full fiscal quarters elapsed since April 1, 2013.

The deferral component of the Incentive Fee Cap and Deferral Mechanism may cause incentive fees that accrued during one fiscal quarter to be paid to our Investment Adviser at any time during the 11 full fiscal quarters following such initial full fiscal quarter.

We accomplish this incentive fee limitation by subjecting each incentive fee payable to a cap, which we refer to as the “Incentive Fee Cap”. The Incentive Fee Cap in any quarter is equal to (a) 20.0% of Cumulative Pre-Incentive Fee Net Return during the Incentive Fee Look-back Period less (b) cumulative incentive fees of any kind paid to our Investment Adviser by us during the Incentive Fee Look-back Period. To the extent the Incentive Fee Cap is zero or a negative value in any quarter, we will pay no incentive fee to our Investment Adviser in that quarter. We only pay incentive fees to the extent allowed by the Incentive Fee

Cap and Deferral Mechanism. To the extent that the payment of incentive fees is limited by the Incentive Fee Cap and Deferral Mechanism, the payment of such fees may be deferred and paid in subsequent quarters up to three years after their date of deferment, subject to applicable limitations included in the Investment Advisory Agreement.

Cumulative Pre-Incentive Fee Net Return refers to the sum of (a) Pre-Incentive Fee Net Investment Income for each period during the Incentive Fee Look-back Period and (b) the sum of cumulative realized capital gains, cumulative realized capital losses, cumulative unrealized capital depreciation and cumulative unrealized capital appreciation during the applicable Incentive Fee Look-back Period.

Income-Based Incentive Fee

The first component of the incentive fee, which is income-based, is calculated and payable quarterly in arrears based on our Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter, subject to a catch-up feature and the Incentive Fee Cap and Deferral Mechanism. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, distribution income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement and any interest expense and any distributions paid on any issued and outstanding preferred stock, but excluding the incentive fee). “Pre-Incentive Fee Net Investment Income” includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest or original issue discount and zero coupon securities), accrued income that we have not yet received in cash. “Pre Incentive Fee Net Investment Income” does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The portion of such incentive fee that is attributable to deferred interest (such as PIK interest or original issue discount) is paid to our Investment Adviser, together with any other interest accrued on the loan from the date of deferral to the date of payment, only if and to the extent we actually receive such interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual.

The operation of the first component of the incentive fee for each quarter is as follows:

•	no incentive fee is payable to our Investment Adviser in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate of 2.00% (8.00% annualized);
•	100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle Rate but is less than 2.50% in any calendar quarter (10.00% annualized) is payable to our Investment Adviser. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the Hurdle Rate but is less than 2.50%) as the “catch-up.” The effect of the “catch-up” provision is that, if such Pre-Incentive Fee Net Investment Income exceeds 2.50% in any calendar quarter, our Investment Adviser will receive 20% of such Pre-Incentive Fee Net Investment Income as if the Hurdle Rate did not apply; and
•	20% of the amount of such Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.50% in any calendar quarter (10.00% annualized) is payable to our Investment Adviser (once the Hurdle Rate is reached and the catch-up is achieved).

The portion of such incentive fee that is attributable to deferred interest (such as PIK interest or original issue discount) is paid to our Investment Adviser, together with any other interest accrued on the loan from the date of deferral to the date of payment, only if and to the extent we actually receive such interest in cash, and any accrual thereof is reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. Any reversal of such amounts reduces net income for the quarter by the net amount of the reversal (after taking into account the reversal of incentive fees payable) and results in a reduction and possibly elimination of the incentive fees for such quarter. For the avoidance of doubt, no interest is paid to Garrison Capital Advisers on amounts accrued and not paid in respect of deferred interest.

There is no accumulation of amounts on the Hurdle Rate from quarter to quarter and, accordingly, there is no clawback of amounts previously paid if subsequent quarters are below the quarterly Hurdle Rate and there is no delay of payment if prior quarters are below the quarterly Hurdle Rate. Since the Hurdle Rate is fixed, as interest rates rise, it will be easier for our Investment Adviser to surpass the Hurdle Rate and receive an incentive fee based on Pre-Incentive Fee Net Investment Income.

Our net investment income used to calculate this component of the incentive fee is also included in the amount of our gross assets used to calculate the 1.75% base management fee. These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The following is a graphical representation of the calculation of the income-based component of the incentive fee:

Quarterly Incentive Fee based on Pre-Incentive Fee Net Investment Income
(Expressed as a Percentage of the Value of Net Assets)

Percentage of Pre-Incentive Fee Net Investment Income Allocated to First Component of Incentive Fee

Capital Gains-Based Incentive Fee

The second, capital gains component of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing on December 31, 2013, and equals 20% of our cumulative aggregate realized capital gains through the end of each calendar year, computed net of our aggregate cumulative realized capital losses and our aggregate cumulative unrealized capital depreciation through the end of such year, less the aggregate amount of any previously paid capital gains incentive fees and subject to the Incentive Fee Cap and Deferral Mechanism. If such amount is negative, then no capital gains incentive fee is payable for such year. Additionally, if the Investment Advisory Agreement is terminated as of a date that is not a calendar year end, the termination date is treated as though it were a calendar year end for purposes of calculating and paying the capital gains incentive fee. The capital gains component of the incentive fee is not subject to any minimum return to stockholders. We accrue the capital gains incentive fee if, on a cumulative basis, the sum of net realized gains/(losses) plus net unrealized appreciation/(depreciation) is positive.

Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss. For example, if we receive Pre-Incentive Fee Net Investment Income in excess of the Hurdle Rate, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses.

The Investment Adviser agreed to waive its incentive fee from the date of Conversion through the IPO Pricing Date. The Investment Adviser also agreed to waive its incentive fee commencing from the IPO Pricing Date through September 30, 2013. With respect to the capital gains-based component of the incentive fee, this waiver applied only to realized capital gains on assets sold between the IPO Pricing Date and September 30, 2013. The waived fees are not subject to recoupment by the Investment Adviser. See “Management's Discussion and Analysis of Financial Condition and Results of Operations —  Related Party Transactions”.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee (*):

Alternative 1

Assumptions

Investment income (including interest, distributions, fees, etc.) = 1.25%
Hurdle Rate(1) = 2.00%

Base management fee(2) = 0.4375%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.25%
Pre-Incentive Fee Net Investment Income
  (investment income – (base management fee + other expenses)) = 0.5625%
Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate, therefore there is no incentive fee.

Alternative 2

Assumptions

Investment income (including interest, distributions, fees, etc.) = 3.00%
Hurdle Rate(1) = 2.00%
Base management fee(2) = 0.4375%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.25%
Pre-Incentive Fee Net Investment Income
  (investment income – (base management fee + other expenses)) = 2.3125%
Pre-Incentive Fee Net Investment Income exceeds the Hurdle Rate, therefore there is an incentive fee.

Incentive fee = (100% × “Catch-Up”) + (the greater of 0% AND (20% × (Pre-Incentive Fee Net
              Investment Income – 2.50%)))
             = (100.0% × (Pre-Incentive Fee Net Investment Income – 2.00%)) + 0%
             = 100.0% × (2.3125% – 2.00%)
             = 100.0% × 0.3125%
             = 0.3125%

Alternative 3

Assumptions

Investment income (including interest, distributions, fees, etc.) = 3.50%
Hurdle Rate(1) = 2.00%
Base management fee(2) = 0.4375%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.25%
Pre-Incentive Fee Net Investment Income
  (investment income – (base management fee + other expenses)) = 2.8125%
Pre-Incentive Fee Net Investment Income exceeds the Hurdle Rate, therefore there is an incentive fee.

Incentive fee = (100% × “Catch-Up”) + (the greater of 0% AND (20% × (Pre-Incentive Fee Net
              Investment Income – 2.50%)))
              = (100% × (2.50% – 2.00%)) + (20.0% × (2.8125% – 2.50%))
              = 0.50% + (20.0% × 0.3125%)
              = 0.50% + 0.0625%
              = 0.5625%

(*)	The hypothetical amount of Pre-Incentive Fee Net Investment Income shown is based on a percentage of net assets.
(1)	Represents 8.00% annualized Hurdle Rate.
(2)	Represents 1.75% annualized base management fee. Our Investment Adviser has agreed to waive its base management fee from the IPO Pricing Date through September 30, 2013.
(3)	Excludes organizational and offering expenses.

Example 2: Capital Gains Portion of Incentive Fee:

Alternative 1

Assumptions

Year 1:	$20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

Year 2:	Investment A sold for $50 million and fair market value, or FMV, of Investment B determined to be $32 million
Year 3:	FMV of Investment B determined to be $25 million
Year 4:	Investment B sold for $31 million

The capital gains portion of the incentive fee would be:

Year 1:	None
Year 2:	Capital gains incentive fee of $6.0 million ($30 million realized capital gains on sale of Investment A multiplied by 20.0%)
Year 3:	None; $5.0 million (20.0% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6.0 million (previous capital gains fee paid in Year 2)
Year 4:	Capital gains incentive fee of $200,000; $6.2 million ($31 million cumulative realized capital gains multiplied by 20.0%) less $6.0 million (capital gains fee paid in Year 2)

Alternative 2

Assumptions

Year 1:	$20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)
Year 2:	Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million
Year 3:	FMV of Investment B determined to be $27 million and Investment C sold for $30 million
Year 4:	FMV of Investment B determined to be $35 million
Year 5:	Investment B sold for $20 million

The capital gains portion of the incentive fee would be:

Year 1:	None
Year 2:	Capital gains incentive fee of $5.0 million; 20.0% multiplied by $25 million ($30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B)
Year 3:	Capital gains incentive fee of $1.4 million; $6.4 million (20.0% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation on Investment B)) less $5.0 million (capital gains fee received in Year 2)
Year 4:	None
Year 5:	None; $5.0 million of capital gains incentive fee (20.0% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million (cumulative capital gains fee paid in Year 2 and Year 3)(1)

(1)	The cumulative aggregate capital gains fee received by Garrison Capital Advisers in this hypothetical example ($6.4 million) may be effectively greater than 20.0% of cumulative aggregate realized capital gains less net realized capital losses and aggregate cumulative net unrealized depreciation ($5.0 million).

Example 3: Application of the Incentive Fee Cap and Deferral Mechanism:

Assumptions

•	In each of Years 1 through 4 in this example, as well as in each preceding year from the date of the IPO, Pre-Incentive Fee Net Investment Income equals $40.0 million per year, which we recognized evenly in each quarter of each year and paid quarterly. This amount exceeds the hurdle rate and the requirement of the “catch-up” provision in each quarter of such year. As a result, the annual income related portion of the incentive fee, before the application of the Incentive Fee Cap and Deferral Mechanism in any year is $8.0 million ($40.0 million multiplied by 20%), and the cumulative income related portion of the incentive fee before the application of the incentive fee cap and deferral mechanism over any Incentive Fee Look-back Period is $24 million ($8.0 million multiplied by three). All income-related incentive fees were paid quarterly in arrears.

In each year preceding Year 1, we did not generate realized or unrealized capital gains or losses, no capital gain-related incentive fee was paid and there was no deferral of incentive fees.

Year 1:	We did not generate realized or unrealized capital gains or losses
Year 2:	We realized a $30.0 million capital gain and did not otherwise generate realized or unrealized capital gains or losses
Year 3:	We recognized a $5.0 million unrealized capital depreciation and did not otherwise generate realized or unrealized capital gains or losses
Year 4:	We realized a $6.0 million capital gain and did not otherwise generate realized or unrealized capital gains or losses

	Income Related Incentive Fee Accrued Before Application of Incentive Fee Cap and Deferral Mechanism	Capital Gains Related Incentive Fee Accrued Before Application of Incentive Fee Cap and Deferral Mechanism	Incentive Fee Cap	Incentive Fees Paid and Deferred
Year 1	$8.0 million ($40.0 million multiplied by 20%)	None	$8.0 million (20% of Cumulative Pre-Incentive Fee Net Return during Incentive Fee Look-back Period of $120.0 million less $16.0 million of cumulative incentive fees paid)	Incentive fees of $8.0 million paid; no incentive fees deferred
Year 2	$8.0 million ($40.0 million multiplied by 20%)	$6.0 million (20% of $30.0 million)	$14.0 million (20%
of Cumulative
Pre-Incentive Fee
Net Return during Incentive Fee
Look-back Period of $150.0 million
			($120.0 million plus $30.0 million) less $16.0 million of cumulative incentive fees paid)	Incentive fees of $14.0 million paid; no incentive fees deferred

Income Related Incentive Fee Accrued Before Application of Incentive Fee Cap and Deferral Mechanism	Capital Gains Related Incentive Fee Accrued Before Application of Incentive Fee Cap and Deferral Mechanism	Incentive Fee Cap	Incentive Fees Paid and Deferred
Year 3	$8.0 million ($40.0 million multiplied by 20%)	None (20% of cumulative net capital gains of $25.0 million ($30.0 million in cumulative realized gains less $5.0 million in cumulative unrealized capital depreciation) less
$6.0 million of capital gains fee paid in
Year 2)	$7.0 million (20%
of Cumulative
Pre-incentive Fee
Net Return during Incentive Fee
Look-back Period of $145.0 million
		($120.0 million plus $25.0 million) less $22.0 million of cumulative incentive fees paid)	Incentive fees of $7.0 million paid; $8.0 million of incentive fees accrued but payment restricted to $7.0 million by the Incentive Fee Cap; $1.0 million of incentive fees deferred
Year 4	$8.0 million ($40.0 million multiplied by 20%)	$0.2 million (20% of cumulative net capital gains of $31.0 million ($36.0 million cumulative realized capital gains less
$5.0 million cumulative unrealized capital depreciation) less $6.0 million of capital gains fee paid in Year 2)	$9.2 million (20%
of Cumulative
Pre-Incentive Fee
Net Return during Incentive Fee
Look-back Period of $151.0 million
		($120.0 million plus $31.0 million) less $21.0 million of cumulative incentive fees paid)	Incentive fees of $9.2 million paid ($8.2 million of incentive fees accrued in Year 4 plus $1.0 million of deferred incentive fees); no incentive fees deferred

Payment of Our Expenses

All investment professionals of the Investment Adviser and their respective staffs when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by our Administrator. We bear all other costs and expenses of our operations and transactions, including:

•	our organization;
•	calculating our net asset value and net asset value per share (including the cost and expenses of any independent valuation firm);
•	fees and expenses, including travel expenses, incurred by Garrison Capital Advisers or payable to third parties in performing due diligence on prospective portfolio companies, monitoring our investments and, if necessary, enforcing our rights;
•	interest payable on debt, if any, incurred to finance our investments;
•	the costs of this and all future offerings of common shares and other securities, if any;
•	the base management fee and any incentive fee;
•	distributions on our shares;
•	administration fees payable to Garrison Capital Administrator under the Administration Agreement;
•	transfer agent and custody fees and expenses;
•	the allocated costs incurred by Garrison Capital Administrator as our administrator in providing managerial assistance to those portfolio companies that request it;

•	amounts payable to third parties relating to, or associated with, evaluating, making and disposing of investments;
•	brokerage fees and commissions;
•	registration fees;
•	listing fees;
•	taxes;
•	independent director fees and expenses;
•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable U.S. federal and state securities laws;
•	the costs of any reports, proxy statements or other notices to our stockholders, including printing costs;
•	costs of holding stockholder meetings;
•	our fidelity bond;
•	directors and officers/errors and omissions liability insurance, and any other insurance premiums;
•	litigation, indemnification and other non-recurring or extraordinary expenses;
•	direct costs and expenses of administration and operation, including audit and legal costs;
•	fees and expenses associated with marketing efforts;
•	dues, fees and charges of any trade association of which we are a member; and
•	all other expenses reasonably incurred by us or Garrison Capital Administrator in connection with administering our business, such as the allocable portion of overhead under our Administration Agreement, including rent and our allocable portion of the costs and expenses of our chief compliance officer, chief financial officer and their respective staffs.

See “Management’s Discussion and Analysis of Financial Condition and Results of Operations —  Overview — Expenses.”

Duration and Termination

The Investment Advisory Agreement was approved by our board of directors, including a majority of our directors who are not interested persons of us or Garrison Capital Advisers, in May 2014. Unless terminated earlier as described below, the Investment Advisory Agreement will continue in effect. It will remain in effect from year to year thereafter if approved annually by our board of directors, or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons of Garrison Capital. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may be terminated by either party without penalty upon not less than 60 days’ written notice to the other. Any termination by us must be authorized either by our board of directors or by vote of our stockholders. See “Risk Factors — Risks Relating to our Business and Structure — We depend upon key personnel of Garrison Investment Group and its affiliates.”

Limitation of Liability and Indemnification

The Investment Advisory Agreement provides that Garrison Capital Advisers and its officers, managers, partners, agents, employees, controlling persons, members and affiliates are not liable to us for any act or omission by it in connection with its duties or obligations under the Investment Advisory Agreement or otherwise as our Investment Adviser, except that the foregoing exculpation does not extend to any act or omission constituting willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or obligations under the Investment Advisory Agreement. The Investment Advisory Agreement also provides for indemnification by us of Garrison Capital Advisers and its managers, partners, officers, employees, agents, controlling persons, members and affiliates for damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by them in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by us or our stockholders or in our or our stockholders’ right) arising out of or based on Garrison Capital Advisers’ duties or obligations under the Investment Advisory Agreement or otherwise as our Investment Adviser, subject to the same limitations and conditions.

Board of Directors Approval of the Investment Advisory Agreement

Our board of directors determined at a meeting held in May 2014 to approve the Investment Advisory Agreement. In its consideration of the Investment Advisory Agreement, the board of directors focused on information it had received relating to, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to us by the Investment Adviser;
•	comparative data with respect to advisory fees or similar expenses paid by other business development companies with similar investment objectives;
•	our projected operating expenses and expense ratio compared to business development companies with similar investment objectives;
•	any existing and potential sources of indirect income to the Investment Adviser or Garrison Capital Administrator from their relationships with us and the profitability of those relationships;
•	information about the services to be performed and the personnel performing such services under the Investment Advisory Agreement;
•	the organizational capability and financial condition of the Investment Adviser and its affiliates;
•	the Investment Adviser’s practices regarding the selection and compensation of brokers that may execute our portfolio transactions and the brokers’ provision of brokerage and research services to the Investment Adviser; and
•	the possibility of obtaining similar services from other third party service providers or through an internally managed structure.

Based on the information reviewed and the considerations detailed above, the board of directors, including all of the directors who are not “interested persons,” as that term is defined in the 1940 Act, of us or Garrison Capital Advisers, concluded that the investment advisory fee rates and terms are fair and reasonable in relation to the services provided and approved the Investment Advisory Agreement, as well as the Administration Agreement, as being in the best interests of our stockholders.

Administration Agreement

Pursuant to the Administration Agreement, Garrison Capital Administrator furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services. Under the Administration Agreement, Garrison Capital Administrator also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Garrison Capital Administrator assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, the Administrator also provides managerial assistance on our behalf to those portfolio companies that have accepted our offer to provide such assistance. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of Garrison Capital Administrator’s overhead in performing its obligations under the Administration Agreement, including rent and our allocable portion of the cost of our chief compliance officer and chief financial officer and their respective staffs. Under the Administration Agreement, Garrison Capital Administrator also provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. The Administrator may retain third parties to assist in providing administrative services to us. To the extent that our Administrator outsources any of its functions we pay the fees associated with such functions on a direct basis without any profit to Garrison Capital Administrator.

Limitation of Liability and Indemnification

The Administration Agreement provides that Garrison Capital Administrator and its officers, managers, partners, agents, employees, controlling persons, members and affiliates are not liable to us or any of our stockholders for any act or omission by it or such other persons or entities in connection with its duties or obligations under the Administration Agreement or otherwise as our Administrator, except that the foregoing exculpation does not extend to any act or omission constituting willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or obligations under the Administration Agreement. The Administration Agreement also provides for indemnification by us of Garrison Capital Administrator and its managers, partners, officers, employees, agents, controlling persons, members and affiliates for damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by them in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by us or our stockholders or in our or our stockholders’ right) arising out of or otherwise based on Garrison Capital Administrator’s duties or obligations under the Administration Agreement or otherwise as our Administrator, subject to the same limitations and conditions.

License Agreement

We have entered into the License Agreement with Garrison Investment Group LP pursuant to which Garrison Investment Group LP has agreed to grant us a non-exclusive, royalty-free license to use the name “Garrison.” Under this agreement, we will have a right to use the Garrison name, for so long as Garrison Capital Advisers or one of its affiliates remains our Investment Adviser. The License Agreement is terminable by either party at any time in its sole discretion upon 60 days prior written notice and is also terminable by Garrison Investment Group LP in the case of certain events of non-compliance. Other than with respect to this limited license, we will have no legal right to the “Garrison” name.

RELATED PARTY TRANSACTIONS AND CERTAIN RELATIONSHIPS

We have entered into agreements with our Investment Adviser, in which our senior management and members of our investment committee have ownership and financial interests. Members of our senior management and members of the investment committee also serve as principals of other investment managers affiliated with our Investment Adviser that do and may in the future manage investment funds, accounts or other investment vehicles with investment objectives similar to ours. In addition, our executive officers and directors and the members of our Investment Adviser and members of the investment committee serve or may serve as officers, directors or principals of entities that operate in the same, or related, line of business as we do or of investment funds, accounts or other investment vehicles managed by our affiliates. These investment funds, accounts or other investment vehicles may have investment objectives similar to our investment objective. As a result, we may not be given the opportunity to participate in certain investments made by investment funds, accounts or other investment vehicles managed by our Investment Adviser or its affiliates or by members of the investment committee. However, in order to fulfill its fiduciary duties to each of its clients, our Investment Adviser intends to allocate investment opportunities in a manner that is fair and equitable over time and is consistent with the written allocation policy of Garrison Investment Group and its affiliated investment advisers, including our Investment Adviser, investment objective and strategies so that we are not disadvantaged in relation to any other client. See “Risk Factors — Risks Relating to our Business and Structure — There are significant potential conflicts of interest that could affect our investment returns.” Where we are able to co-invest consistent with the requirements of the 1940 Act, if sufficient securities or loan amounts are available to satisfy our and each such account’s proposed demand, the opportunity will be allocated in accordance with our Investment Adviser’s pre-transaction determination. If there is an insufficient amount of an investment opportunity to satisfy our demand and that of other accounts sponsored or managed by our Investment Adviser or its affiliates, the allocation policy further provides that allocations among us and such other accounts will generally be made pro rata based on the amount that each such party would have invested if sufficient securities or loan amounts were available. Where we are unable to co-invest consistent with the requirements of the 1940 Act, the allocation policy provides for investments to be allocated on a rotational basis to assure that all clients have fair and equitable access to such investment opportunities.

Policies and Procedures for Managing Conflicts

Our Investment Adviser and its affiliates have both subjective and objective procedures and policies in place and designed to manage the potential conflicts of interest between our Investment Adviser’s fiduciary obligations to us and its similar fiduciary obligations to other clients. For example, such policies and procedures are designed to ensure that investment opportunities are allocated in a fair and equitable manner among us and their other clients. An investment opportunity that is suitable for multiple clients of our Investment Adviser and its affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that our Investment Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.

Our Investment Adviser may manage investment vehicles with similar or overlapping investment strategies with us and has put in place a conflict-resolution policy that addresses the co-investment restrictions set forth under the 1940 Act and seeks to ensure the equitable allocation of investment opportunities when we are able to invest alongside other accounts managed by our Investment Adviser and its affiliates. When we invest alongside such other accounts as permitted, such investments are made consistent with the written allocation policy of Garrison Investment Group and its affiliated Investment Advisers, including our Investment Adviser. Under this allocation policy, a fixed calculation, based on the type of investment, will be applied to determine the amount of each opportunity to be allocated to us. This allocation policy will be periodically approved by our Investment Adviser and reviewed by our independent directors. We expect that these determinations will be made similarly for other accounts sponsored or managed by our Investment Adviser and its affiliates. Where we are able to co-invest consistent with the requirements of the 1940 Act, if sufficient securities or loan amounts are available to satisfy our and each such account’s proposed demand, we expect that the opportunity will be allocated in accordance with our Investment Adviser’s pre-transaction determination. If there is an insufficient amount of an investment opportunity to satisfy us and other accounts sponsored or managed by our Investment Adviser or its affiliates, the allocation policy further provides that allocations among us and such other accounts will generally be made pro rata based on the amount that each such party would have invested if sufficient securities or loan amounts were available. However, we cannot assure you that investment opportunities will be allocated to us fairly or equitably in the short-term or over time. We expect that these determinations will be made similarly for other accounts sponsored or managed by Garrison Investment Group and its affiliates. In situations where co-investment with other accounts managed by our Investment Adviser or its affiliates is not permitted or appropriate, Garrison Investment Group and our Investment Adviser will need to decide which client will proceed with the investment. Our Investment Adviser’s allocation policy provides, in such circumstances, for investments to be allocated on a rotational basis to assure that all clients have fair and equitable access to such investment opportunities.

Co-Investment Opportunities

We have in the past and expect in the future to co-invest on a concurrent basis with other affiliates, unless doing so is impermissible with existing regulatory guidance, applicable regulations and our allocation procedures. Certain types of negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance that we will obtain any such order. See “Regulation.” We, Garrison Investment Group and our Investment Adviser have submited an exemptive application to the SEC to permit greater flexibility to negotiate the terms of co-investments if our board of directors determines that it would be advantageous for us to co-invest with other accounts managed by our Investment Adviser or its affiliates in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. We cannot assure you, however, that we will obtain such approvals or exemptive relief or develop opportunities that comply with such limitations.

Material Non-Public Information

Our senior management, members of our investment committee and other investment professionals from our Investment Adviser may serve as directors of, or in a similar capacity with, companies in which we invest or in which we are considering making an investment. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of such company under the policies of the company or applicable law.

Investment Advisory Agreement

Under the Investment Advisory Agreement, we pay Garrison Capital Advisers a fee for investment management services consisting of a base management fee and an incentive fee. This fee structure may create an incentive for Garrison Capital Advisers to invest in certain types of securities. Additionally, we rely on investment professionals from our Investment Adviser to assist our board of directors with the valuation of our portfolio investments. See “— Staffing Agreement.”

The management fee and incentive fee paid to our Investment Adviser are based on the value of our investments and there may be a conflict of interest when personnel of our Investment Adviser are involved in the valuation process for our portfolio investments. See “Risk Factors — Risks Relating to our Business and Structure — There are significant conflicts of interest that could affect our investment returns.”

Staffing Agreement

Garrison Capital Advisers is an affiliate of Garrison Investment Group, with whom it has entered into the Staffing Agreement. Under the Staffing Agreement, Garrison Investment Group will make available to Garrison Capital Advisers experienced investment professionals and access to the senior investment personnel and other resources of Garrison Investment Group and its affiliates. The Staffing Agreement should provide Garrison Capital Advisers with access to deal flow generated by the professionals of Garrison Investment Group and commits the members of our Investment Adviser’s investment committee to serve in that capacity. Garrison Capital Advisers intends to capitalize on what we believe to be the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of Garrison Investment Group’s investment professionals.

Administration Agreement

We entered into an Administration Agreement on October 9, 2012, pursuant to which Garrison Capital Administrator furnishes us with office facilities, equipment and clerical, bookkeeping, recordkeeping and other administrative services. Under our Administration Agreement, Garrison Capital Administrator performs, or oversees the performance of, our required administrative services, which include being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. Garrison Investment Group is the sole member of and controls Garrison Capital Administrator.

License Agreement

We have entered into the License Agreement with Garrison Investment Group LP pursuant to which Garrison Investment Group LP has agreed to grant us a non-exclusive, royalty-free license to use the name “Garrison.” Under this agreement, we will have a right to use the Garrison name, for so long as Garrison Capital Advisers or one of its affiliates remains our Investment Adviser. The License Agreement is terminable by either party at any time in its sole discretion upon 60 days prior written notice and is also terminable by Garrison Investment Group LP in the case of certain events of non-compliance. Other than with respect to this limited license, we will have no legal right to the “Garrison” name.

Concurrent Private Placement

Immediately prior to the closing of the IPO, we sold to our directors, officers and the employees and affiliates of our Investment Adviser and its affiliates 126,901 shares of our common stock in the Concurrent Private Placement at a price of $15.00 per share, resulting in aggregate net cash proceeds to us of approximately $1.9 million.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

As of July 9, 2014, there were 16,758,779 shares of common stock outstanding and 28 stockholders. The following table sets forth certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote, five percent or more of our outstanding common stock and all officers and directors, as a group.

		Percentage of Common Stock outstanding
Name and address(1)	Type of ownership	Shares owned	Percentage
Garrison Investment Group LP(2)	Beneficial	4,277,360	26.5%
Joseph Tansey(3)	Record/Beneficial	4,351,787	26.0%
Steven Stuart(3)	Record/Beneficial	4,351,562	26.9%
Rafael Astruc(4)	Record/Beneficial	13,000	*
Brian Chase(5)	Record/Beneficial	11,958	*
Roy Guthrie(6)	Record/Beneficial	10,000	*
Cecil Martin(4)	Record/Beneficial	3,000	*
Bruce Shewmaker(4)	Record/Beneficial	4,500	*
Matthew Westwood(4)	Record/Beneficial	7,300	*
Julian Weldon	Record/Beneficial	0	*
All officers and directors as a group (8 persons)	Record/Beneficial	4,401,545	26.2%
Corbin Capital Partners, L.P. and affiliates(7)	Record/Beneficial	1,702,649	10.2%

(1)	The address for Garrison Investment Group LP and each executive officer and director is c/o Garrison Investment Group, 1290 Avenue of the Americas, Suite 914, New York, New York 10104.
(2)	Garrison Investment Group or one of its affiliates serves as investment adviser, directly or indirectly, to GSOF LLC, GSOF 2014 LLC, GSOF-SP LLC, GSOF-SP 2014 LLC, GSOF-SP II LLC, GSOF-SP II 2014 LLC, GSOF-SP DB LLC, GCOH SubCo 2014-1 LLC, GCOH SubCo 2014-2 LLC, GSOIF Corporate Loan Pools Ltd., Garrison Capital Fairchild I, Ltd. and Garrison Capital Fairchild II Ltd. By virtue of the investment power held over securities of these entities, Garrison Investment Group and its affiliates may be deemed to have beneficial ownership over the 253,571, 7,750, 452,793, 4,079, 238,780, 1,261, 395,862, 1,833,162, 11,382, 156,012, 340,801 and 581,907 shares owned of record by GSOF LLC, GSOF 2014 LLC, GSOF-SP LLC, GSOF-SP 2014 LLC, GSOF-SP II LLC, GSOF-SP II 2014 LLC, GSOF-SP DB LLC, GCOH SubCo 2014-1 LLC, GCOH SubCo 2014-2 LLC, GSOIF Corporate Loan Pools Ltd., Garrison Capital Fairchild I, Ltd. and Garrison Capital Fairchild II Ltd., respectively. In each case, all of the voting rights to such securities have been passed through to the ultimate limited partners or members, as the case may be.
(3)	Messrs. Tansey and Stuart are control persons of Garrison Investment Group and its affiliates and Garrison Capital Advisers. The shares of Common Stock shown in the above table as being owned by each named individual reflect the fact that, due to their control of such entities, each may be viewed as having investment power over the 253,571, 7,750, 452,793, 4,079, 238,780, 1,261, 395,862, 1,833,162, 11,382, 156,012, 340,801 and 581,907 shares owned of record by GSOF LLC, GSOF 2014 LLC, GSOF-SP LLC, GSOF-SP 2014 LLC, GSOF-SP II LLC, GSOF-SP II 2014 LLC, GSOF-SP DB LLC, GCOH SubCo 2014-1 LLC, GCOH SubCo 2014-2 LLC, GSOIF Corporate Loan Pools Ltd., Garrison Capital Fairchild I, Ltd. and Garrison Capital Fairchild II Ltd., respectively. In each case, all of the voting rights to such shares have been passed through to the ultimate limited partners or members, as the case may be. In addition, the shares of Common Stock shown in the above table as being owned by each named individual reflect the fact that, due to their control of such entities, each may be viewed as having investment and voting power over an aggregate of 67,202 shares owned of record by Garrison Capital Advisers Holdings MM LLC. Messrs. Tansey and Stuart disclaim beneficial ownership of all shares of Common Stock, except to the extent of their respective pecuniary interests therein. Messrs. Tansey and Stuart each own .15% of these shares beneficially and of record and 100% of these shares beneficially. Mr. Tansey additionally owns 7,225 shares directly and Mr. Stuart owns 7,000 directly.
(4)	Each director owns all of these shares beneficially and of record.
(5)	Mr. Chase owns 89.5% of these shares beneficially and of record and 100% of these shares beneficially.

(6)	Mr. Guthrie is the Investment Manager of Guthrie 2012 Investments, LP, which owns the reported securities. Mr. Guthrie disclaims beneficial ownership of the shares of Common Stock held by Guthrie 2012 Investments LP, except to the extent of his direct pecuniary interest therein.
(7)	The address for Corbin Capital Partners, L.P. and its affiliates is 590 Madison Avenue, 31st Floor, New York, New York 10022. The number of shares beneficially owned is based on a Schedule 13G filed by Corbin Capital Partners, L.P. on March 20, 2014, which Schedule 13G reflects shared voting power over 1,702,649 shares by each of Corbin Capital Partners, L.P., Corbin Capital Partners Group, LLC and Dubin & Swieca Capital Management, Inc. and shared voting power over 1,432,562 shares by Corbin Opportunity Fund, L.P.
*	Less than 1 percent.

Dollar Range of Equity Securities Beneficially Owned by Directors

The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors as of July 9, 2014. We are not part of a “family of investment companies,” as that term is defined in Schedule 14A.

Name of Director	Dollar Range of Equity Securities in Garrison Capital(1)
Independent Directors
Roy Guthrie	$100,001 – $500,000
Cecil Martin	$10,001 – $50,000
Bruce Shewmaker	$50,001 – $100,000
Matthew Westwood	$100,001 – $500,000
Interested Directors
Joseph Tansey	Over $1,000,000
Rafael Astruc	$100,001 – $500,000
Brian Chase	$100,001 – $500,000

(1)	Dollar ranges are as follows: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; $100,001 – $500,000; $500,001 – $1,000,000; and Over $1,000,000.

SELLING STOCKHOLDERS

This prospectus also relates to 4,344,562 shares of our common stock that may be offered for resale by the stockholders identified below. These stockholders acquired the shares from us in connection with the BDC Conversion, private placement and subsequent distributions as part of the dividend reinvestment plan. We are registering the shares to permit the stockholders and their pledgees, donees, transferees and other successors-in-interest that receive their shares from a stockholder as a gift, partnership distribution or other non-sale related transfer after the date of this prospectus to resell the shares when and as they deem appropriate. We do not know how long the stockholders will hold the shares before selling them, if at all, or how many shares they will sell, if any, and we currently have no agreements, arrangements or understandings with the stockholders regarding the sale of any of the resale shares. We will pay the printing, legal, filing and other similar expenses of any offering of common stock by the selling stockholders. The selling stockholders will bear all other expenses, including any brokerage fees, underwriting discounts and commissions, of any such offering.

As of the date of this prospectus, the following table sets out certain ownership information with respect to the selling stockholders and our common stock. The shares offered by this prospectus may be offered from time to time by the stockholders listed below.

Garrison Investment Group LP and its affiliates serve as investment adviser to the selling stockholders. By virtue of its investment power over securities held by the selling stockholder, Garrison Investment Group LP and its affiliates may be deemed to have beneficial ownership and Messrs. Joseph Tansey and Steven Stuart, due to their control of Garrison Investment Group LP and its affiliates, as well as their ownership interests in the selling stockholder, may each be viewed as having investment power over the shares of Garrison Capital Inc. indirectly owned by the selling stockholders although voting rights to such securities have been passed through to the members of the selling stockholders.

Stockholder	Shares Beneficially Owned Prior to Offering			Number of Shares That May Be Offered	Shares Beneficially Owned After Offering (Assuming All Offered Shares are Sold)
	Number	Percent			Number	Percent
Garrison Capital Advisers Holdings MM LLC	67,202	0.4%		67,202	—	—
GSOF-SP LLC	452,793	2.7		452,793	—	—
GSOF-SP II LLC	238,780	1.4		238,780	—	—
GSOF-SP DB LLC	395,862	2.4		395,862	—	—
GSOF LLC	253,571	1.5		253,571	—	—
GCOH SubCo 2014-2 LLC	11,382	0.1		11,382	—	—
GSOF 2014 LLC	7,750		*	7,750	—	—
GSOF-SP 2014 LLC	4,079		*	4,079	—	—
GSOF-SP II 2014 LLC	1,261		*	1,261	—	—
GSOIF Corporate Loan Pools Ltd.	156,012	0.9		156,012	—	—
GCOH SubCo 2014-1 LLC	1,833,162	10.9		1,833,162	—	—
Garrison Capital Fairchild I, Ltd	340,801	2.0		340,081	—	—
Garrison Capital Fairchild II Ltd	581,907	3.5		581,907	—	—
Total	4,844,562	28.8		4,844,562	—	—

*	Represents less than 0.1%.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding shares of common stock will be determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding at the date as of which the determination is made.

We value our investments in accordance with ASC 820. ASC 820 defines fair value, establishes a framework for measuring fair value and expands disclosures about assets and liabilities measured at fair value. ASC 820’s definition of fair value focuses on exit price in the principal, or most advantageous, market and prioritizes the use of market-based inputs over entity-specific inputs within a measurement of fair value. ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:

Level 1 — quoted unadjusted prices in active markets for identical investments as of the reporting date

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Investment Adviser’s own assumptions about the assumptions market participants would use in determining the fair values of investments)

The valuation process is conducted at the end of each fiscal quarter, with a portion of our valuations of portfolio companies without market quotations subject to review by the independent valuation firms each quarter. When an external event with respect to one of our portfolio companies, such as a purchase transaction, public offering or subsequent equity sale occurs, we expect to use the pricing indicated by the external event to corroborate our valuation.

Our portfolio consists of primarily debt investments. The fair value of our investments is initially determined by investment professionals of our Investment Adviser and ultimately determined by our board of directors on a quarterly basis. Our Investment Adviser generally uses various approaches, including, but not limited to, proprietary models that consider the analyses of independent valuation agents as well as credit risk, liquidity, market credit spreads, other applicable factors for similar transactions, bid quotations obtained from other financial institutions that trade in similar investments or based on prices provided by independent third party pricing services.

The types of factors that our board of directors may take into account when verifying the price initially determined by our Investment Adviser and determining the fair value of our investments generally include, as appropriate, comparison to publicly traded securities, including such factors as yield, maturity and measures of credit quality, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business and other relevant factors.

Our board of directors has retained several independent valuation firms to review the valuation of each portfolio investment that does not have a readily available market quotation at least once during each 12-month period. Independent valuation firms retained by our board of directors generally provide a valuation review on 25% of our investments for which market quotations are not readily available each quarter. Each investment for which a market quote is not readily available is reviewed by an independent valuation firm at least once during each 12-month period. However, our board of directors does not intend to have de minimis investments of less than 0.5% of our total assets (up to an aggregate of 10% of our total assets) independently reviewed.

Due to the nature of our strategy, our portfolio includes relatively illiquid investments that are privately held. Inputs into the determination of fair value of our portfolio investments require significant management judgment or estimation. This means that our portfolio valuations are based on unobservable inputs and our own assumptions about how market participants would price the asset or liability in question. Valuations of privately held investments are inherently uncertain and they may fluctuate over short periods of time and may be based on estimates. The determination of fair value may differ materially from the values that would have been used if a ready market for these investments existed. Our net asset value could be materially affected if the determinations regarding the fair value of our investments were materially higher or lower than the values that we ultimately realize upon the disposal of such investments.

Our board of directors is ultimately and solely responsible for determining the fair value of the portfolio investments that are not publicly traded, whose market prices are not readily available on a quarterly basis in good faith or any other situation where portfolio investments require a fair value determination, using a documented valuation policy and consistently applied valuation process.

Fair value of publicly traded instruments is generally based on quoted market prices. Fair value of non-publicly traded instruments, and of publicly traded instruments for which quoted market prices are not readily available, may be determined based on other relevant factors, including, without limitation, quotations from unaffiliated market makers or independent third party pricing services, the price activity of equivalent instruments, and valuation pricing models. For those investments valued using quotations, the bid price is generally used, unless we determine that it is not representative of an exit price. To the extent observable market data is available, such information may be the result of consensus pricing information or broker quotes. Due to the fact that the significant inputs used by the contributors of the consensus pricing source or the broker are unobservable and evidence with respect to trading levels are not available these investments have been classified within Level 3.

With respect to investments for which market quotations are not readily available, our board of directors will undertake a multi-step valuation process each quarter, as described below:

•	Our quarterly valuation process begins with each portfolio company or investment being initially valued by investment professionals of our Investment Adviser responsible for credit monitoring.
•	Preliminary valuation conclusions are then documented and discussed with our senior management and our Investment Adviser.
•	The valuation committee of the board of directors reviews these preliminary valuations.
•	At least once annually, the valuation for each portfolio investment is reviewed by an independent valuation firm. However, our board of directors does not intend to have de minimis investments of less than 0.5% of our total assets (up to an aggregate of 10% of our total assets) independently reviewed.
•	The board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith.

Investments for which fair value is determined using inputs defined above as Level 3 are fair valued using the income and market approaches, which may include the discounted cash flow method, reference to performance statistics of industry comparables, relative comparable yield analysis, and in certain cases third party valuations performed by independent valuation firms. The valuation methods can reference various factors and use various inputs such as assumed growth rates, capitalization rates, and discount rates, loan-to-value ratios, liquidation value, relative capital structure priority, market comparables, compliance with applicable loan, covenant and interest coverage performance, book value, market derived multiples, reserve valuation, assessment of credit ratings of an underlying borrower, review of ongoing performance, review of financial projections as compared to actual performance, review of interest rate and yield risk. Such factors may be given different weighting depending on our assessment of the underlying investment, and we may analyze apparently comparable investments in different ways. See “Risk Factors — Risks Relating to our Business and Structure — Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.”

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend or other distribution, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.

No action is required on the part of a registered stockholder to have their cash dividend or other distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, LLC, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends or other distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than three days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends and other distributions in cash by notifying their broker or other financial intermediary of their election.

We may use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on The NASDAQ Global Select Market on the date of such distribution. The market price per share on that date will be the closing price for such shares on The NASDAQ Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend or other distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees are paid by us. If a participant elects by written notice to the plan administrator prior to termination of his or her account to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

Stockholders who receive dividends and other distributions in the form of stock are generally subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash; however, since their cash dividends will be reinvested, such stockholders will not receive cash with which to pay any applicable taxes on reinvested dividends. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend or other distribution from us generally will be equal to the total dollar value of the distribution paid to the stockholder. Any stock received in a dividend or other distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the stockholder’s account. To the extent a stockholder is subject to U.S. federal withholding tax on a distribution, we will withhold the applicable tax and the balance will be reinvested in our common stock (or paid to such stockholder in cash if the stockholder has opted out of our dividend reinvestment plan).

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com by filling out the transaction request form located at the bottom of the participant’s statement and sending it to the plan administrator at the address below.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or other distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at American Stock Transfer & Trust Company,

LLC, P.O. Box 922, Wall Street Station, New York, New York 10269, or by the Plan Administrator’s Interactive Voice Response System at (800) 937-5449.

If you withdraw or the plan is terminated, you will receive the number of whole shares in your account under the plan and a cash payment for any fraction of a share in your account.

If you hold your common stock with a brokerage firm that does not participate in the plan, you will not be able to participate in the plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the DGCL and on our certificate of incorporation and bylaws. This summary is not necessarily complete, and we refer you to the DGCL and our certificate of incorporation and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized stock consists of 100,000,000 shares of common stock, par value $0.001 per share, and 1,000,000 shares of preferred stock, par value $0.001 per share. Our common stock is traded on The NASDAQ Global Select Market under the ticker symbol “GARS”. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Delaware law, our stockholders generally are not personally liable for our debts or obligations.

The following are our outstanding classes of securities as of July 9, 2014:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)
Common Stock	100,000,000	—	16,758,779
Preferred Stock	1,000,000	—	—

All shares of our common stock have equal rights as to earnings, assets, dividends and other distributions and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefrom. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except when their transfer is restricted by U.S. federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will not be able to elect any directors.

Provisions of the DGCL and Our Certificate of Incorporation and Bylaws

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

The indemnification of our officers and directors is governed by Section 145 of the DGCL, and our certificate of incorporation and bylaws. Subsection (a) of DGCL Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if (1) such person acted in good faith, (2) in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and (3) with respect to any criminal action or proceeding, such person had no reasonable cause to believe the person’s conduct was unlawful.

Subsection (b) of DGCL Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of the corporation, and except that no indemnification may be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court deems proper.

DGCL Section 145 further provides that to the extent that a present or former director or officer is successful, on the merits or otherwise, in the defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145, or in defense of any claim, issue or matter therein, such person will be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding. In all cases in which indemnification is permitted under subsections (a) and (b) of Section 145 (unless ordered by a court), it will be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the applicable standard of conduct has been met by the party to be indemnified. Such determination must be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (4) by the stockholders. The statute authorizes the corporation to pay expenses incurred by an officer or director in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of the person to whom the advance will be made to repay the advances if it is ultimately determined that he or she was not entitled to indemnification. DGCL Section 145 also provides that indemnification and advancement of expenses permitted under such Section are not to be exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise. DGCL Section 145 also authorizes the corporation to purchase and maintain liability insurance on behalf of its directors, officers, employees and agents regardless of whether the corporation would have the statutory power to indemnify such persons against the liabilities insured.

Our certificate of incorporation provides that our directors will not be liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the current DGCL or as the DGCL may hereafter be amended. DGCL Section 102(b)(7) provides that the personal liability of a director to a corporation or its stockholders for breach of fiduciary duty as a director may be eliminated except for liability (1) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the DGCL, relating to unlawful payment of dividends or unlawful stock purchases or redemption of stock or (4) for any transaction from which the director derives an improper personal benefit.

Our bylaws provide for the indemnification of any person to the full extent permitted, and in the manner provided, by the current DGCL or as the DGCL may hereafter be amended. In addition, we have entered into indemnification agreements with each of our directors and officers in order to effect the foregoing.

Delaware Anti-Takeover Law

The DGCL and our certificate of incorporation and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders. These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over us. Such attempts could have the effect of increasing our expenses and disrupting our normal operations. We believe, however, that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because the negotiation of such proposals may improve their terms.

We are subject to the provisions of Section 203 of the DGCL regulating corporate takeovers. In general, these provisions prohibit a Delaware corporation from engaging in any business combination with any interested stockholder for a period of three years following the date that the stockholder became an interested stockholder, unless:

•	prior to such time, the board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;
•	upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced; or
•	on or after the date the business combination is approved by the board of directors and authorized at a meeting of stockholders, by at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder.

Section 203 defines “business combination” to include the following:

•	any merger or consolidation involving the corporation and the interested stockholder;
•	any sale, transfer, pledge or other disposition (in one transaction or a series of transactions) of 10% or more of either the aggregate market value of all the assets of the corporation or the aggregate market value of all the outstanding stock of the corporation involving the interested stockholder;
•	subject to certain exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;
•	any transaction involving the corporation that has the effect of increasing the proportionate share of the stock of any class or series of the corporation owned by the interested stockholder; or
•	the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

In general, Section 203 defines an interested stockholder as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by any of these entities or persons.

The statute could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire us.

Election of Directors

Our certificate of incorporation and bylaws provide that the affirmative vote of the holders of a majority of the votes cast by stockholders present in person or by proxy at an annual or special meeting of stockholders and entitled to vote thereat will be required to elect a director. Under our certificate of incorporation, our board of directors may amend the bylaws to alter the vote required to elect directors.

Classified Board of Directors

Our board of directors is divided into three classes of directors serving staggered three-year terms, with the term of office of only one of the three classes expiring each year. A classified board of directors may render a change in control of us or removal of our incumbent management more difficult. This provision could delay for up to two years the replacement of a majority of our board of directors. We believe, however, that the longer time required to elect a majority of a classified board of directors helps to ensure the continuity and stability of our management and policies.

Number of Directors; Removal; Vacancies

Our certificate of incorporation provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than four nor more than ten. Under the DGCL, unless the certificate of incorporation provides otherwise (which our certificate of incorporation does not), directors on a classified board of directors such as our board of directors may be removed only for cause by a majority vote of our stockholders. Under our certificate of incorporation and bylaws, any vacancy on the board of directors, including a vacancy resulting from an enlargement of the board of directors, may be filled only by vote of a majority of the directors then in office. The limitations on the ability of our stockholders to remove directors and fill vacancies could make it more difficult for a third-party to acquire, or discourage a third-party from seeking to acquire, control of us.

Action by Stockholders

Under our certificate of incorporation stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting. This may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) by or at the direction of the board of directors, (2) pursuant to our notice of meeting or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. Nominations of persons for election to the board of directors at a special meeting may be made only by or at the direction of the board of directors, and provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Stockholder Meetings

Our certificate of incorporation and bylaws provide that any action required or permitted to be taken by stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting. In addition, in lieu of such a meeting, any such action may be taken by the unanimous written consent of our stockholders. Our certificate of incorporation and bylaws also provide that, except as otherwise required by law, special meetings of the stockholders can only be called by the chairman of the board of directors, the chief executive officer or the board of directors. In addition, our bylaws establish an advance notice procedure for stockholder proposals to be brought before an annual meeting of stockholders, including proposed nominations of candidates for election to the board of directors. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors, or by a stockholder of record on the record date for the meeting who is entitled to vote at the meeting and who has delivered timely written notice in proper form to the secretary of the stockholder’s intention to bring such business before the meeting. These provisions could have the effect of delaying until the next stockholder meeting stockholder actions that are favored by the holders of a majority of our outstanding voting securities.

Calling of Special Meetings of Stockholders

Our certificate of incorporation and bylaws provide that special meetings of stockholders may be called by our board of directors, the chairman of the board of directors and our chief executive officer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the DGCL or any provision of our certificate of incorporation or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR PREFERRED STOCK

In addition to shares of common stock, our certificate of incorporation authorizes the issuance of preferred stock. We may issue preferred stock from time to time in one or more classes or series without stockholder approval. Prior to issuance of shares of each class or series, our board of directors is required by Delaware law and by our certificate of incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any such an issuance must adhere to the requirements of the 1940 Act, Delaware law and any other limitations imposed by law.

The 1940 Act currently requires that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends or other distribution on the preferred stock are in arrears by two years or more. Some matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

For any series of preferred stock that we may issue, our board of directors will determine and the certificate of designations and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;
•	the rate and time at which, and the preferences and conditions under which, any dividends or other distributions will be paid on shares of such series, as well as whether such dividends or other distributions are participating or non-participating;
•	any provisions relating to convertibility or exchangeability of the shares of such series, including adjustments to the conversion price of such series;
•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;
•	the voting powers, if any, of the holders of shares of such series;
•	any provisions relating to the redemption of the shares of such series;
•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;
•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;
•	if applicable, a discussion of certain U.S. federal income tax considerations; and
•	any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends or other distributions, if any, thereon will be cumulative.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

The following is a general description of the terms of the subscription rights we may issue from time to time. Particular terms of any subscription rights we offer will be described in the prospectus supplement relating to such subscription rights. We will not offer transferable subscription rights to our stockholders at a price equivalent to or less than the then current net asset value per share of common stock, taking into account underwriting commissions, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued.

We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering to our stockholders, we may enter into a standby underwriting, backstop or other arrangement with one or more persons pursuant to which such persons would purchase any offered securities remaining unsubscribed for after such subscription rights offering. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering. Our common stockholders will indirectly bear all of the expenses incurred by us in connection with any subscription rights offerings, regardless of whether any common stockholder exercises any subscription rights.

A prospectus supplement will describe the particular terms of any subscription rights we may issue, including the following:

•	the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);
•	the title and aggregate number of such subscription rights;
•	the exercise price for such subscription rights (or method of calculation thereof);
•	the currency or currencies, including composite currencies, in which the price of such subscription rights may be payable;
•	if applicable, the designation and terms of the securities with which the subscription rights are issued and the number of subscription rights issued with each such security or each principal amount of such security;
•	the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);
•	the number of such subscription rights issued to each stockholder;
•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;
•	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);
•	if applicable, the minimum or maximum number of subscription rights that may be exercised at one time;
•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;
•	any termination right we may have in connection with such subscription rights offering;
•	the terms of any rights to redeem, or call such subscription rights;
•	information with respect to book-entry procedures, if any;
•	the terms of the securities issuable upon exercise of the subscription rights;

•	the material terms of any standby underwriting, backstop or other purchase arrangement that we may enter into in connection with the subscription rights offering;
•	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights; and
•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Each subscription right will entitle the holder of the subscription right to purchase for cash or other consideration such amount of shares of common stock at such subscription price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights will become void.

Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. If less than all of the rights represented by such subscription rights certificate are exercised, a new subscription certificate will be issued for the remaining rights. Prior to exercising their subscription rights, holders of subscription rights will not have any of the rights of holders of the securities purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

DESCRIPTION OF WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common stock, preferred stock or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title and aggregate number of such warrants;
•	the price or prices at which such warrants will be issued;
•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;
•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;
•	in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;
•	in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;
•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire (subject to any extension);
•	whether such warrants will be issued in registered form or bearer form;
•	if applicable, the minimum or maximum amount of such warrants that may be exercised at any one time;
•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;
•	the terms of any rights to redeem, or call such warrants;
•	information with respect to book-entry procedures, if any;
•	the terms of the securities issuable upon exercise of the warrants;
•	if applicable, a discussion of certain U.S. federal income tax considerations; and
•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Each warrant will entitle the holder to purchase for cash such common stock or preferred stock at the exercise price or such principal amount of debt securities as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the warrants offered thereby. Warrants may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date set forth in the prospectus supplement. After the close of business on the expiration date, unexercised warrants will become void.

Upon receipt of payment and a warrant certificate properly completed and duly executed at the corporate trust office of the warrant agent or any other office indicated in the prospectus supplement, we will, as soon as practicable, forward the securities purchasable upon such exercise. If less than all of the warrants represented by such warrant certificate are exercised, a new warrant certificate will be issued for the remaining warrants. If we so indicate in the applicable prospectus supplement, holders of the warrants may surrender securities as all or part of the exercise price for warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends or other distributions, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years, (2) the exercise or conversion price is not less than the current market value at the date of issuance, (3) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of Garrison Capital and its stockholders and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. We will file a post-effective amendment describing any issuance of debt securities that must be declared effective prior to their issuance. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and American Stock Transfer & Trust Company, LLC, a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “— Events of Default —  Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us.

Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. We have filed the form of the indenture with the SEC. See “Available Information” for information on how to obtain a copy of the indenture.

A prospectus supplement, which will accompany this prospectus, will describe the particular terms of any series of debt securities being offered, including the following:

•	the designation or title of the series of debt securities;
•	the total principal amount of the series of debt securities;
•	the percentage of the principal amount at which the series of debt securities will be offered;
•	the date or dates on which principal will be payable;
•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;
•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;
•	the terms for redemption, extension or early repayment, if any;
•	the currencies in which the series of debt securities are issued and payable;
•	whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;
•	the place or places, if any, other than or in addition to the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;
•	the denominations in which the offered debt securities will be issued;
•	the provision for any sinking fund;
•	any restrictive covenants;
•	any Events of Default;
•	whether the series of debt securities are issuable in certificated form;
•	any provisions for defeasance or covenant defeasance;
•	if applicable, U.S. federal income tax considerations relating to original issue discount;

•	whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);
•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;
•	whether the debt securities are subject to subordination and the terms of such subordination;
•	the listing, if any, on a securities exchange; and
•	any other terms.

The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any indebtedness and other senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a business development company, including those related to the issuance of senior securities, will affect our ability to, and the way in which we, raise additional debt or equity capital.”

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the attached prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”), may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of Trustee” section below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

We expect that we will issue debt securities in book-entry only form represented by global securities.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on the record date, even if that person no longer owns the debt security on the interest due date. Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants.

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

Payment when Offices are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following (unless the prospectus supplement relating to such debt securities states otherwise):

•	we do not pay the principal of, or any premium on, a debt security of the series on its due date, and do not cure this default within five days;
•	we do not pay interest on a debt security of the series when due, and such default is not cured within 30 days;
•	we do not deposit any sinking fund payment in respect of debt securities of the series on its due date, and do not cure this default within five days;
•	we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series;
•	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days;
•	on the last business day of each of 24 consecutive calendar months, we have an asset coverage of less than 100%; and
•	any other Event of Default in respect of debt securities of the series described in the applicable prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest or in the payment of any sinking or purchase fund installment, if it considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.

The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	the holder must give your trustee written notice that an Event of Default has occurred and remains uncured;
•	the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action;
•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity; and

•	the holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60 day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

•	the payment of principal, any premium or interest; or
•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We may also be permitted to sell all or substantially all of our assets to another entity. However, unless the prospectus supplement relating to certain debt securities states otherwise, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities;
•	immediately after giving effect to such transaction, no Default or Event of Default shall have happened and be continuing;
•	we must deliver certain certificates and documents to the trustee; and
•	we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Approval

First, there are changes that we cannot make to debt securities without specific approval of all of the holders. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security;
•	reduce any amounts due on a debt security;
•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;
•	adversely affect any right of repayment at the holder’s option;
•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;
•	impair your right to sue for payment;
•	adversely affect any right to convert or exchange a debt security in accordance with its terms;
•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;
•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;
•	modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and
•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and
•	if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•	for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;
•	for debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement; and
•	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance — Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current U.S. federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions as described under the “Indenture Provisions — Subordination” section below. In order to achieve covenant defeasance, we must do the following:

•	if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates;
•	we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity; and
•	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•	if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.
•	we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit; and
•	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “Indenture Provisions — Subordination.”

Form, Exchange and Transfer of Certificated Registered Securities

Holders may exchange their certificated securities, if any, for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.

Holders may exchange or transfer their certificated securities, if any, at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, if any, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions — Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•	our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities; and
•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.

The Trustee under the Indenture

American Stock Transfer & Trust Company, LLC will serve as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

Book-Entry Debt Securities

The Depository Trust Company, or DTC, will act as securities depository for the debt securities. The debt securities will be issued as fully registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully-registered certificate will be issued for the debt securities, in the aggregate principal amount of such issue, and will be deposited with DTC.

DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC’s participants, or Direct Participants, deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation, or DTCC.

DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly, or Indirect Participants. DTC has Standard & Poor’s rating: AA+. The DTC Rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com and www.dtc.org.

Purchases of debt securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the debt securities on DTC’s records. The ownership interest of each actual purchaser of each security, or the Beneficial Owner, is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the debt securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in debt securities, except in the event that use of the book-entry system for the debt securities is discontinued.

To facilitate subsequent transfers, all debt securities deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of debt securities with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the debt securities; DTC’s records reflect only the identity of the Direct Participants to whose accounts such debt securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Redemption notices shall be sent to DTC. If less than all of the debt securities within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

Neither DTC nor Cede & Co. (nor such other DTC nominee) will consent or vote with respect to the debt securities unless authorized by a Direct Participant in accordance with DTC’s Procedures. Under its usual procedures, DTC mails an Omnibus Proxy to us as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.’s consenting or voting rights to those Direct Participants to whose accounts the debt securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).

Redemption proceeds, distributions, and dividend payments on the debt securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC nor its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and dividend payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

DTC may discontinue providing its services as securities depository with respect to the debt securities at any time by giving reasonable notice to us or to the trustee. Under such circumstances, in the event that a successor securities depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.

The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

REGULATION

We have elected to be treated as a business development company under the 1940 Act and have elected be treated as a RIC under Subchapter M of the Code and intend to qualify annually for such treatment. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any Investment Advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors of a business development company be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

Our board of directors may decide to issue common stock to finance our operations rather than issuing debt or other senior securities. As a business development company, we are not generally able to issue and sell our common stock at a price below current net asset value per share. We may, however, issue or sell our common stock, at a price below the current net asset value of the common stock, or sell warrants, options or rights to acquire such common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in the best interests of us and our stockholders, and if our stockholders approve such sale within the preceding 12 months. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount).

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investments. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than three percent of the voting stock of any registered investment company, invest more than five percent of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of investment companies. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of these policies is fundamental, and all may be changed without stockholder approval.

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:
(a)	is organized under the laws of, and has its principal place of business in, the United States;
(b)	is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c)	satisfies any of the following:
•	does not have any class of securities listed on a national securities exchange or has any class of securities listed on a national securities exchange subject to a $250 million market capitalization maximum; or
•	is controlled by a business development company or a group of companies including a business development company, the business development company actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result, the business development company has an affiliated person who is a director of the eligible portfolio company.
(2)	Securities of any eligible portfolio company which we control.
(3)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.
(4)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.
(5)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.
(6)	Cash, cash equivalents, U.S. Government securities or other high-quality debt securities maturing in one year or less from the time of investment.

The regulations defining and interpreting qualifying assets may change over time. We expect to adjust our investment focus as needed to comply with and/or take advantage of any regulatory, legislative, administrative or judicial actions in this area.

Managerial Assistance to Portfolio Companies

In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of qualifying assets, as described above, our investments may consist of cash, cash equivalents, U.S. Government securities or other high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or may invest in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for U.S. federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our Investment Adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to five percent of the value of our total assets for temporary or emergency purposes without regard to asset coverage. We consolidate our financial results with those of the CLO, GLC Trust 2013-2, the GARS Equity Holdings Entities and Walnut Hill II LLC for financial reporting purposes and measure our compliance with the leverage test applicable to business development companies under the 1940 Act on a consolidated basis. For a discussion of the risks associated with leverage, see “Risk Factors — Regulations governing our operation as a business development company, including those related to the issuance of senior securities, will affect our ability to, and the way in which we, raise additional debt or equity capital.”

Code of Ethics

We and Garrison Capital Advisers have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, each code of ethics is attached as an exhibit to the registration statement, and is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to our Investment Adviser. The Proxy Voting Policies and Procedures of our Investment Adviser are set forth below. The guidelines are reviewed periodically by our Investment Adviser and our non-interested directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we” “our” and “us” refers to our Investment Adviser.

Introduction

As an Investment Adviser registered under the Advisers Act, we have a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

We vote proxies relating to our clients’ portfolio securities in what we perceive to be the best interest of our clients’ shareholders. We review on a case-by-case basis each proposal submitted to a shareholder vote to determine its impact on the portfolio securities held by our clients. In most cases, we will vote in favor of proposals that we believe are likely to increase the value of our clients’ portfolio securities. Although we will generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

Our proxy voting decisions are made by the senior officers who are responsible for monitoring each of clients’ investments. To ensure that our vote is not the product of a conflict of interest, we require that: (1) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties. Where conflicts of interest may be present, we will disclose such conflicts, including to Garrison Investment Group, and may request guidance on how to vote such proxies.

Proxy Voting Records

You may obtain information without charge about how we voted proxies by making a written request for proxy voting information to: Investor Relations, 1290 Avenue of the Americas, Suite 914, New York, New York 10104 or by calling us collect at (212) 372-9590.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to non-public personal information about our stockholders to employees of our Investment Adviser and its affiliates with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

Under the 1940 Act, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. We will be periodically examined by the SEC for compliance with the 1940 Act.

We and the Investment Advisor are each required to adopt and implement written policies and procedures reasonably designed to prevent violation of the U.S. federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and designate a chief compliance officer to be responsible for administering the policies and procedures.

Other

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates, including the Investment Adviser, without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC. The SEC has interpreted the prohibition on transactions by business development companies with affiliates to prohibit “joint” transactions among entities that share a common Investment Adviser. The staff of the SEC has granted no-action relief permitting purchases of a single class of privately placed securities provided that the adviser negotiates no term other than price and certain other conditions are met. Except in certain limited circumstances, we will be unable to invest in any issuer in which another account sponsored or managed by our Investment Adviser has previously invested.

We and the Investment Adviser and other affiliates have submitted an exemptive application to the SEC to permit greater flexibility to negotiate the terms of co-investments because we believe that it will be advantageous for us to co-invest with accounts sponsored or managed by the Investment Adviser where such investment is consistent with our investment objectives, positions, policies, strategies and restrictions, as well as regulatory requirements and other pertinent factors. We believe that co-investment by us and accounts sponsored or managed by the Investment Adviser may afford us additional investment opportunities and the ability to achieve greater diversification.

Under the terms of the relief we have requested, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors would make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment strategies and policies. There is no assurance that our application for exemptive relief will be granted by the SEC or that, if granted, it will be on the terms set forth above.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act imposes a wide variety of new regulatory requirements on publicly held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our Chief Executive Officer and Chief Financial Officer must certify the accuracy of the financial statements contained in our periodic reports;
•	pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;
•	pursuant to Rule 13a-15 of the Exchange Act, beginning with our fiscal year ending December 31, 2013, our management must prepare an annual report regarding its assessment of our internal control over financial reporting, which must be audited by our independent registered public accounting firm beginning with the first fiscal year in which we do not qualify as an emerging growth company; and
•	pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance with that act.

JOBS Act

We are an “emerging growth company,” as defined in the JOBS Act signed into law in April 2012 until the earliest of:

•	the last day of our fiscal year ending December 31, 2018;
•	the last day of the fiscal year in which our total annual gross revenues first exceed $1 billion;
•	the date on which we have, during the prior three-year period, issued more than $1.0 billion in non-convertible debt; or
•	the last day of a fiscal year in which we (1) have an aggregate worldwide market value of our common stock held by non-affiliates of $700 million or more, computed at the end of each fiscal year as of the last business day of our most recently completed second fiscal quarter and (2) have been an Exchange Act reporting company for at least one year (and filed at least one annual report under the Exchange Act).

Under the JOBS Act, we are currently exempt from the provisions of Section 404(b) of the Sarbanes-Oxley Act, which would require that our independent registered public accounting firm provide an attestation report on the effectiveness of our internal control over financial reporting. This may increase the risk that material weaknesses or other deficiencies in our internal control over financial reporting go undetected.

Under the JOBS Act, emerging growth companies can delay adopting new or revised accounting standards until such time as those standards apply to private companies. We have made an irrevocable election not to take advantage of this exemption from new or revised accounting standards. We are therefore be subject to the same new or revised accounting standards as other public companies that are not emerging growth companies.

Small Business Investment Company Regulations

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under SBIC regulations, SBICs may make loans to certain eligible small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services.

The SBA prohibits an SBIC from providing funds to small businesses for certain purposes, such as relending or investing outside the United States, to businesses engaged in a few prohibited industries, and to certain “passive” (i.e., non-operating) companies. In addition, without prior SBA approval, a SBIC may not invest an amount equal to more than approximately 30% of the SBIC’s regulatory capital in any one company and its affiliates.

The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies (such as limiting the permissible interest rate on debt securities held by a SBIC in a portfolio company). Regulations adopted by the SBA allow a SBIC to exercise control over a small business for a period of up to seven years from the date on which the SBIC initially acquires its control position. This control period may be extended for an additional period of time with the SBA’s prior written approval.

An SBIC (or group of SBICs under common control) may generally have outstanding debentures guaranteed by the SBA in amounts up to twice the amount of the privately raised funds of the SBIC(s). Debentures guaranteed by the SBA have a maturity of ten years, require semi-annual payments of interest and do not require any principal payments prior to maturity.

The American Recovery and Reinvestment Act of 2009, or the 2009 Stimulus Bill, contains several provisions applicable to SBIC funds. One of the key SBIC-related provisions included in the 2009 Stimulus Bill increased the maximum amount of combined SBIC leverage, or the SBIC leverage cap, to $225 million for affiliated SBIC funds.

SBICs must invest idle funds that are not being used to make loans in investments permitted under SBIC regulations in the following limited types of securities: (1) direct obligations of, or obligations guaranteed as to principal and interest by, the U.S. government, which mature within 15 months from the date of the investment; (2) repurchase agreements with federally insured institutions with a maturity of seven days or less (and the securities underlying the repurchase obligations must be direct obligations of or guaranteed by the U.S. federal government); (3) certificates of deposit with a maturity of one year or less, issued by a federally insured institution; (4) a deposit account in a federally insured institution that is subject to a withdrawal restriction of one year or less; (5) a checking account in a federally insured institution; or (6) a reasonable petty cash fund.

Neither the SBA nor the U.S. government or any of its agencies or officers has approved any ownership interest to be issued by us or any obligation that we or any of our subsidiaries may incur.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we acquire and dispose of many of our investments in privately negotiated transactions, many of the transactions that we engage in will not require the use of brokers or the payment of brokerage commissions. No brokerage commissions have been paid in the last three fiscal years. Subject to policies established by our board of directors, our Investment Adviser is primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our Investment Adviser does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. Our Investment Adviser generally seeks reasonably competitive trade execution costs but will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, our Investment Adviser may select a broker based upon brokerage or research services provided to our Investment Adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our Investment Adviser determines in good faith that such commission is reasonable in relation to the services provided.

TAX MATTERS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares of common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, traders in securities that elect to mark-to-market their securities holdings, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service, or the IRS, regarding any offering of our securities. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;
•	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;
•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•	a trust if either a U.S. court can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust was in existence on August 20, 1996, was treated as a U.S. person prior to that date, and has made a valid election to be treated as a U.S. person.

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective investor that is a partner in a partnership that will hold shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares of common stock will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty, and the effect of any possible changes in the tax laws.

Election to Be Taxed as a RIC

As a business development company, we have elected to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we timely distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, we must distribute to our stockholders, for each taxable year, an amount at least equal to 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses, or the Annual Distribution Requirement.

Taxation as a RIC

If we:

•	qualify as a RIC; and
•	satisfy the Annual Distribution Requirement;

then we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain, defined as net long-term capital gains in excess of net short-term capital losses, we distribute to stockholders. We will generally be subject to U.S. federal income tax at regular corporate rates on any net income or net capital gain not distributed to our stockholders.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	qualify to be treated as a business development company under the 1940 Act at all times during each taxable year;
•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities, and net income derived from interests in “qualified publicly traded partnerships” (partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends and other permitted RIC income), or the 90% Income Test; and
•	diversify our holdings, or the Diversification Tests, so that at the end of each quarter of the taxable year:
•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and
•	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

We may invest in partnerships, including qualified publicly traded partnerships, which may result in our being subject to state, local or foreign income, franchise or withholding liabilities.

In addition, we are subject to ordinary income and capital gain net income distribution requirements under U.S. federal excise tax rules for each calendar year. If we do not meet the required distributions we will be subject to a 4% nondeductible federal excise tax on the undistributed amount. The failure to meet U.S. federal excise tax distribution requirements will not cause us to lose our RIC status. We currently intend to make sufficient distributions to satisfy the U.S. federal excise tax distribution requirements.

Any underwriting fees paid by us are not deductible. We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, with increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (3) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (4) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (5) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (6) cause us to recognize income or gain without a corresponding receipt of cash, (7) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (8) adversely alter the characterization of certain complex financial transactions and (9) produce income that will not be qualifying income for purposes of the 90% Income Test. We intend to monitor our transactions and may make certain tax elections to mitigate the effect of these provisions and prevent our disqualification as a RIC.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long term or short term, depending on how long we held a particular warrant.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation — Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our qualification as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

We generally invest in securities that have been rated below investment grade by independent rating agencies or that would be rated below investment grade if they were rated. Investments in these types of instruments may present special tax issues for us. U.S. federal income tax rules are not entirely clear about issues such as when we may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by us to the extent necessary in order to seek to ensure that we distribute sufficient income such that we does not become subject to U.S. federal income or excise tax.

Some of the income and fees that we may recognize will not satisfy the 90% Income Test. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy the 90% Income Test, we may be required to recognize such income and fees indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce our return on such income and fees.

Failure to Qualify as a RIC

If we were unable to qualify for treatment as a RIC and are unable to cure the failure, for example, by disposing of certain investments quickly or raising additional capital to prevent the loss of RIC status, we would be subject to tax on all of our taxable income at regular corporate rates. The “Regulated Investment Company Modernization Act of 2010” provides some relief from RIC disqualification due to failures of the source of income and asset diversification requirements, although there may be additional taxes due in such cases. We cannot assure you that we would qualify for any such relief should we fail the 90% Income Test or the Diversification Tests.

Should failure occur not only would all our taxable income be subject to tax at regular corporate rates, we would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate stockholders would be eligible to claim a dividends received deduction with respect to such dividends, and non-corporate stockholders would generally be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. If we fail to qualify as a RIC for a period greater than two taxable years, to qualify as a RIC in a subsequent year we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next ten years.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations and if certain holding period requirements are met, such distributions generally will be treated as qualified dividend income and generally eligible for a maximum U.S. federal tax rate of either 15% or 20%, depending on whether the individual shareholder’s income exceeds certain threshold amounts. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential maximum U.S. federal tax rate.

Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains (currently generally at a maximum rate of either 15% or 20%, depending on whether the individual shareholder’s income exceeds certain threshold amounts) in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. Stockholders receiving dividends or distributions in the form of additional shares of our common stock purchased in the market should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Stockholders receiving dividends in newly issued shares of our common stock will be treated as receiving a distribution equal to the value of the shares received, and should have a cost basis of such amount.

Although we currently intend to distribute any net long-term capital gains at least annually, we may in the future decide to retain some or all of our net long-term capital gains but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include their share of the deemed distribution in income as if it had been distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal their allocable share of the tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for their common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares of our common stock will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of their investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of their shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held their shares of common stock for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the common stock acquired will be increased to reflect the disallowed loss.

In general, individual U.S. stockholders are subject to a maximum U.S. federal income tax rate of either 15% or 20% (depending on whether the individual U.S. stockholder’s income exceeds certain threshold amounts) on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares of common stock. Such rate is lower than the maximum federal income tax rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., net capital losses in excess of net capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction or the lower tax rates applicable to certain qualified dividends.

We may be required to withhold U.S. federal income tax (“backup withholding”) currently at a rate of 28% from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

If a U.S. stockholder recognizes a loss with respect to shares of our common stock of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder, the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, stockholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. stockholders should consult their tax advisors to determine the applicability of these regulations in light of their specific circumstances.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from us and net gains from redemptions or other taxable dispositions of our shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares of our common stock is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares of our common stock by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income, net short-term capital gain or foreign-source dividend and interest income, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, in which case the distributions will generally be subject to U.S. federal income tax at the rates applicable to U.S. persons. In that case, we will not be required to withhold U.S. federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

Under a provision that is scheduled to expire for taxable years of RICs beginning after December 31, 2013 (unless the provision is extended by the U.S. Congress), properly designated dividends received by a Non-U.S. stockholder generally are exempt from U.S. federal withholding tax when they (1) are paid in respect of our “qualified net interest income” (generally, our U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we are at least a 10% stockholder, reduced by expenses that are allocable to such income), or (2) were paid in connection with our “qualified short-term capital gains” (generally, the excess of our net short-term capital gain over our long-term capital loss for such taxable year). There can be no assurance that this provision will be extended, if there is an extension, and depending on the circumstances, we may designate all, some or none of our potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a Non-U.S. stockholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or an acceptable substitute or successor form). In the case of shares held through an intermediary, the intermediary could withhold even if we designate the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. stockholders should contact their intermediaries with respect to the application of these rules to their accounts.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the

United States or, in the case of an individual Non-U.S. stockholder, the stockholder is present in the United States for 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Effective July 1, 2014, we will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gains made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Stockholders may be requested to provide additional information to us to enable us to determine whether withholding is required.

An investment in shares by a non-U.S. person may also be subject to U.S. federal estate tax. Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax, U.S. federal estate tax, withholding tax, and state, local and foreign tax consequences of acquiring, owning or disposing of our common stock.

PLAN OF DISTRIBUTION

We may offer, from time to time, in one or more offerings or series, up to $250,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods. In addition, this prospectus relates to 4,344,562 shares of our common stock that may be sold by the selling stockholders identified under “Selling Stockholders”. We or the selling stockholders may sell the securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds, if any, we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by such prospectus supplement.

The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (1) in connection with a rights offering to our existing stockholders, (2) offerings completed within one year of the receipt of consent of the majority of our common stockholders or (3) under such circumstances as the SEC may permit. The price at which securities may be distributed may represent a discount from prevailing market prices.

In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Our common stockholders will indirectly bear such fees and expenses as well as any other fees and expenses incurred by us in connection with any sale of securities. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of the Financial Industry Regulatory Authority or independent broker-dealer will not be greater than 8% of the gross proceeds of the sale of securities offered pursuant to this prospectus and any applicable prospectus supplement. We may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on The NASDAQ Global Select Market may engage in passive market making transactions in our common stock on The NASDAQ Global Select Market in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We or the selling stockholders may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on The NASDAQ Global Select Market. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of shares of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by Deutsche Bank Trust Company Americas. The address of the custodian is: 1761 East St. Andrew Place, Santa Ana, California 92705, Attention: Structured Credit Services — Garrison Capital Custody. American Stock Transfer & Trust Company, LLC acts as our transfer agent, distribution paying agent and registrar. The principal business address of American Stock Transfer & Trust Company, LLC is 6201 15th Avenue, Brooklyn, New York 11219, telephone number: (800) 937-5449.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for Garrison Capital by Dechert LLP, Washington, D.C. Dechert LLP also represents Garrison Capital Advisers.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, an independent registered public accounting firm, has audited our consolidated financial statements at December 31, 2013 and December 31, 2012, and for the years ended December 31, 2013, December 31, 2012 and December 31, 2011 and the related senior securities table, as set forth in their reports. We have included our consolidated financial statements and our senior securities table in this prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP’s report, given on their authority as experts in accounting and auditing. Ernst & Young LLP’s principal business address is 5 Times Square, New York, New York 10036.

We have engaged McGladrey LLP, an independent registered public accounting firm located at 1185 Avenue of the Americas, New York, NY 10036, for the fiscal year ending December 31, 2014.

ADDITIONAL INFORMATION

We have filed with the SEC this prospectus, together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus. The registration statement contains additional information about us and the securities being offered by this prospectus.

We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. We maintain a website at www.garrisoncapitalbdc.com and make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. Information contained on our website is not incorporated into this prospectus, and you should not consider information on our website to be part of this prospectus. You may also obtain such information by contacting us, in writing at: 1290 Avenue of the Americas, Suite 914, New York, New York 10104, Attention: Investor Relations, or by telephone at (212) 372-9590. The SEC maintains a website that contains reports, proxy and information statements and other information we file with the SEC at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

Garrison Capital Inc. and Subsidiaries

Consolidated Statements of Financial Condition

	March 31, 2014	December 31, 2013
	(unaudited)
Assets
Cash and cash equivalents	$26,403,097	$13,664,583
Cash and cash equivalents, restricted	12,427,390	27,964,507
Due from counterparties	3,638,152	6,660,132
Investments, fair value
Non-control/Non-affiliate investments (amortized cost of $454,185,039 and $409,797,656, respectively)	455,169,323	410,051,950
Affiliate investments (amortized cost of $0 and $17,190,795, respectively)	—	19,029,529
Accrued interest receivable	2,781,944	2,664,416
Deferred debt issuance costs (net of accumulated amortization of $1,569,883 and $1,400,358, respectively)	4,714,746	4,884,271
Deferred offering costs	60,348	—
Other assets	86,708	160,426
Total assets	$505,281,708	$485,079,814
Liabilities
Due to counterparties	$18,315,986	$7,840,140
Incentive fee payable	2,658,482	1,098,899
Management fee payable	57,779	217,608
Administrator fee payable	85,236	—
GLC Trust 2013-2 revolving note (Note 7)	14,165,026	9,741,676
Senior secured revolving note (Note 7)	50,000,000	50,000,000
Senior secured term note (Note 7)	159,694,786	159,677,767
Interest payable	612,354	1,487,539
Accrued expenses and other payables	800,547	935,587
Total liabilities	246,390,196	230,999,216
Commitments and contingencies (Note 13)	$—	$—
Net assets
Common stock, par value $0.001 per share, 100,000,000 shares authorized, 16,758,779 and 16,758,779 shares issued and outstanding at March 31, 2014 and December 31, 2013, respectively	16,759	16,759
Paid-in-capital in excess of par	257,804,160	257,804,160
(Over)/under distributed net investment income	(2,976,997)	—
Accumulated net realized gain/(loss) from investments	3,063,306	(5,833,349)
Net unrealized appreciation from investments	984,284	2,093,028
Total net assets	258,891,512	254,080,598
Total liabilities and net assets	$505,281,708	$485,079,814
Common shares outstanding	16,758,779	16,758,779
Net asset value per common share	$15.45	$15.16

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments

March 31, 2014 (unaudited)

Security Description	Par/Shares	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments
Investments – United States
Common Equity
Health Services
Juniper TGX Investment Partners, LLC, Common	670,624	$670,623	$670,623	0.27%
Total Health Services		670,623	670,623	0.27
Miscellaneous Manufacturing
Valterra Products Holdings, LLC, Common Class A	185,847	185,847	294,511	0.11
Valterra Products Holdings, LLC, Common Class B	20,650	20,650	32,723	0.01
Total Miscellaneous Manufacturing		206,497	327,234	0.12
Miscellaneous Retail
Provo Craft Holdings, LLC, Common	101	—	77	0.00
Total Miscellaneous Retail		—	77	0.00
Transportation Services
EZE Trucking, LLC, Common	2,678	267,801	—	—
Total Transportation Services		267,801	—	—
Total Common Equity		$1,144,921	$997,934	0.39%
Preferred Equity
Consumer Finance Services
Prosper Marketplace, Series B Preferred Stock(4)	331,550	$1,000,000	$1,000,000	0.39%
Total Consumer Finance Services		1,000,000	1,000,000	0.39
Total Preferred Equity		$1,000,000	$1,000,000	0.39%
Debt Investments
Apparel Products
Joe's Jeans Inc., Term Loan* L+ 10.75%, 1.25% L Floor, 9/30/2018	10,497,463	$10,308,554	$10,308,439	3.98%
Totes Isotoner Corporation, Delayed Draw Term Loan* L+ 5.75%, 1.50% L Floor, 7/7/2017	393,831	393,831	394,815	0.15
Totes Isotoner Corporation, Initial Term Loan (First Lien)* L+ 5.75%, 1.50% L Floor, 7/7/2017	4,804,292	4,760,767	4,816,303	1.86
Total Apparel Products		15,463,152	15,519,557	5.99
Automotive
BBB Industries LLC, Term Loan* L+ 4.25%, 1.25% L Floor, 3/27/2019	4,845,000	4,804,732	4,845,000	1.87
CTC Casting Technologies, Inc. (Compass), Term Loan* L+ 6.75%, 0.75% L Floor, 3/28/2019	10,500,000	10,395,230	10,428,795	4.03
Penda Corporation, Term Loan L+ 14.00%, 1/26/2019	7,250,005	7,123,970	7,250,005	2.80
Total Automotive		22,323,932	22,523,800	8.70

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)

March 31, 2014 (unaudited)

Security Description	Par	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments (continued)
Investments – United States (continued)
Debt Investments (continued)
Broadcasting & Entertainment
Sesac Holdco II, LLC, Term Loan (First Lien)* L+ 4.00%, 1.00% L Floor, 2/7/2019	987,500	$979,509	$994,906	0.38%
Sesac Holdco II, LLC, Term Loan (Second Lien)* L+ 8.75%, 1.25% L Floor, 7/12/2019	5,250,000	5,390,117	5,348,438	2.07
Total Broadcasting & Entertainment		6,369,626	6,343,344	2.45
Building & Real Estate
Onyx Mamaroneck, LLC, Term Loan(4) L+ 12.00%, 2/1/2015	10,034,722	9,865,661	9,864,520	3.81
Total Building & Real Estate		9,865,661	9,864,520	3.81
Chemicals
American Pacific Corporation, Term Loan*(4) L+ 6.00%, 1.00% L Floor, 2/27/2019	1,601,331	1,589,538	1,617,344	0.62
Arclin US Holdings Inc., 2nd Lien Term Loan*(4) L+ 6.00%, 1.75% L Floor, 1/15/2015	2,591,848	2,566,456	2,591,848	1.00
Galata Chemicals, LLC, Term Loan* L+ 8.00%, 1.00% L Floor, 2/28/2019	10,500,000	10,290,117	10,290,000	3.98
Total Chemicals		14,446,111	14,499,192	5.60
Communications
Aspect Software, Inc., Tranche B Term Loan* L+ 5.50%, 1.75% L Floor, 5/7/2016	7,633,175	7,614,888	7,728,590	2.99
ConvergeOne Holdings Corp, Term Loan* L+ 8.00%, 1.25% L Floor, 5/8/2019	11,162,922	11,020,870	11,079,200	4.28
HC Cable OpCo, LLC, Term Loan L+ 8.50%, 1.00% L Floor, 7/17/2018	10,955,585	10,790,951	11,143,879	4.30
Sirva Worldwide, Loan* L+ 6.25%, 1.25% L Floor, 3/27/2019	4,950,000	4,867,906	5,049,000	1.95
U.S. Telepacific Corp., Term Loan* L+ 4.50%, 1.25% L Floor, 2/23/2017	2,919,278	2,916,772	2,944,092	1.14
Total Communications		37,211,387	37,944,761	14.66
Consumer Finance Services
PlanMember Financial Corporation, Term Loan(4)* L+ 8.50%, 1.50% L Floor, 2/14/2018	1,466,250	1,436,336	1,466,250	0.57
Project Sunshine IV Pty Ltd (Sensis), Initial Term Loan* L+ 7.00%, 1.00% L Floor, 2/28/2019	8,986,946	8,898,451	9,076,815	3.50
Total Consumer Finance Services		10,334,787	10,543,065	4.07
Electrical Equipment
Roberts-Gordon LLC, Term Loan* L+ 10.00%, 2.00% L Floor, 4/20/2016	9,055,392	9,039,038	9,060,353	3.50
Total Electrical Equipment		9,039,038	9,060,353	3.50

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)

March 31, 2014 (unaudited)

Security Description	Par	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments (continued)
Investments – United States (continued)
Debt Investments (continued)
Food Stores – Retail
Apple & Eve, LLC, Term Loan* L+ 8.25%, 1.25% L Floor, 12/11/2017	8,662,309	$8,598,266	$8,662,309	3.34%
Sagittarius Restaurants LLC (Del Taco), Initial Term Loan* L+ 5.00%, 1.25% L Floor, 10/1/2018	4,514,286	4,477,418	4,521,825	1.75
Sqwincher Corporation (The), Term Loan* L+ 10.00%, 1.50% L Floor, 8/3/2016	6,673,900	6,615,315	6,696,756	2.59
Total Food Stores – Retail		19,690,999	19,880,890	7.68
Health Services
Ellman International, Inc., Term Loan(3) Base Rate+ 8.50%**, 2/28/2014	3,256,914	3,263,531	3,094,068	1.20
Ellman International, Inc., Revolver(3) Base Rate+ 8.50%**, 2/28/2014	1,985,546	1,989,581	1,886,269	0.73
eResearchTechnology, Inc., Term Loan* L+ 4.75%, 1.25% L Floor, 5/2/2018	6,418,750	6,393,239	6,426,773	2.48
Virtual Radiologic Corporation, Term Loan B* L+ 5.50%, 1.75% L Floor, 12/22/2016	4,862,500	4,838,713	2,893,188	1.12
SCG Capital Corporation (Radiation Therapy), Term Note L+ 12.00%, 5/1/2017	7,870,037	7,870,037	7,870,037	3.04
Theragenics Corporation, Term Loan* L+ 10.25%, 1.25% L Floor, 10/29/2018	9,943,721	9,735,710	10,117,736	3.91
Walnut Hill Physicians' Hospital, Construction Loan(4) 12.50%, 9/27/2018	9,798,642	9,798,642	9,798,642	3.78
Total Health Services		43,889,453	42,086,713	16.26
Insurance Agents
Affirmative Insurance Holdings, Inc., Term Loan* L+ 7.25%, 1.25% L Floor, 3/30/2016	7,041,537	6,752,826	6,689,460	2.58
Worley Claims Services, LLC, Term Loan* L+ 11.00%, 1.50% L Floor, 7/6/2017	6,323,368	6,240,811	6,466,682	2.50
Total Insurance Agents		12,993,637	13,156,142	5.08
Machinery
Paladin Brands Holding, Inc. (IES), Initial Loan L+ 5.50%, 1.25% L Floor, 8/16/2019	787,038	787,038	789,005	0.30
Total Machinery		787,038	789,005	0.30
Metal Mining
Metal Services LLC (Phoenix), New Term Loans* L+ 5.00%, 1.00% L Floor, 6/30/2017	3,469,034	3,469,034	3,489,258	1.35
Total Metal Mining		3,469,034	3,489,258	1.35

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)

March 31, 2014 (unaudited)

Security Description	Par	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments (continued)
Investments – United States (continued)
Debt Investments (continued)
Miscellaneous Manufacturing
Arctic Glacier USA, Inc., New Term Loans* L+ 4.00%, 1.00% L Floor, 5/10/2019	4,689,605	$4,689,605	$4,689,605	1.81%
Alpha Packaging Holdings, Inc., Tranche B Term Loan* L+ 4.50%, 1.25% L Floor, 9/17/2016	3,136,250	3,095,656	3,073,525	1.19
Anchor Hocking, LLC (EveryWare Global), Term Loan* L+ 6.25%, 1.25% L Floor, 5/21/2020	6,947,500	6,887,267	6,600,125	2.55
AP Gaming I, LLC, Term Loan B* L+ 8.25%, 1.00% L Floor, 12/20/2020	4,987,500	4,843,956	4,950,094	1.91
Axia Acquisition Corporation, Term Loan A L+ 9.00%, 2.00% L Floor, 3/12/2016	917,409	869,165	917,409	0.35
CR Brands, Inc., Term Loan* Base Rate+ 6.25%**, 3/31/2019	10,500,000	10,290,115	10,290,000	3.98
Expera Specialty Solutions, LLC, Term Loan* L+ 6.25%, 1.25% L Floor, 12/26/2018	6,947,500	6,828,144	6,999,606	2.70
Kranos Acquisition Corp., Term Loan* L+ 11.00%, 1.00% L Floor, 6/15/2017	10,000,000	9,935,871	10,120,822	3.91
Nursery Supplies, Inc., Term Loan* L+ 7.50%, 1.00% L Floor, 6/13/2018	11,212,500	11,165,403	11,347,357	4.39
Port Townsend Holdings Company, Inc., Revolver L+ 12.00%, 1.00% L Floor, 6/30/2014	5,325,597	5,389,335	5,392,167	2.08
Ranpak Corp., Second Lien Term Loan* L+ 7.25%, 1.25% L Floor, 4/23/2020	1,000,000	991,385	1,020,000	0.39
Valterra Products Holdings, LLC, Term Loan* L+ 9.00%, 1.00% L Floor, 5/31/2018	8,627,199	8,483,476	8,814,463	3.41
Valterra Products Holdings, LLC, Revolver* L+ 9.00%, 1.00% L Floor, 5/31/2018	615,519	605,265	628,880	0.24
Total Miscellaneous Manufacturing		74,074,643	74,844,053	28.91
Miscellaneous Retail
PD Products, LLC, Term Loan* L+ 10.50%, 1.50% L Floor, 10/4/2018	10,367,258	10,180,045	10,366,114	4.00
PD Products, LLC, Revolver* L+ 10.50%, 1.50% L Floor, 10/4/2018	278,906	273,875	278,875	0.11
PSP Group, LLC, Term Loan* L+ 4.75%, 1.50% L Floor, 9/13/2016	4,397,706	4,369,317	4,353,729	1.68
Total Miscellaneous Retail		14,823,237	14,998,718	5.79
Miscellaneous Services
Attachmate Corporation, Second Lien Term Loan* L+ 9.50%, 1.50% L Floor, 11/22/2018	10,365,221	10,328,092	10,313,395	3.97
Global Traffic Technologies, LLC, Term Loan A* L+ 5.25%, 1.25% L Floor, 6/30/2015	2,900,454	2,877,995	2,900,454	1.12
Global Traffic Technologies, LLC, Term Loan B* L+ 5.25%, 1.25% L Floor, 6/30/2015	3,560,206	3,552,458	3,560,206	1.38
Inmar, Inc., Initial Term Loan* L+ 3.25%, 1.00% L Floor, 1/27/2021	1,067,554	1,057,145	1,058,213	0.41

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)

March 31, 2014 (unaudited)

Security Description	Par	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments (continued)
Investments – United States (continued)
Debt Investments (continued)
MRI Software LLC, Term Loan* L+ 4.25%, 1.00% L Floor, 2/14/2021	1,000,000	$995,117	$1,000,000	0.39%
NAP Asset Holdings Ltd., Canadian Term Loan* L+ 7.00%, 1.00% L Floor, 3/22/2018	2,869,699	2,846,630	2,869,699	1.11
NAP Asset Holdings Ltd., Term Loan* L+ 7.00%, 1.00% L Floor, 3/22/2018	6,422,659	6,371,029	6,422,659	2.47
Sprint Industrial Holdings, LLC, Term Loan (First Lien)* L+ 5.75%, 1.25% L Floor, 5/14/2019	5,955,000	5,904,294	5,969,888	2.31
Tecta America Corp., Second Lien Term Loan L+ 4.00%, 1.00% L Floor, 7/1/2018	4,758,360	4,521,054	4,520,442	1.75
Vision Solutions, Inc., Term Loan (First Lien)* L+ 4.50%, 1.50% L Floor, 7/23/2016	6,566,806	6,530,541	6,599,640	2.55
Total Miscellaneous Services		44,984,355	45,214,596	17.46
National Security
Scitor Corporation, Term Loan* L+ 3.50%, 1.50% L Floor, 2/15/2017	6,639,773	6,632,465	6,540,176	2.53
Sirius Computer Solutions (SCS Holdings I Inc.), Term Loan* L+ 5.75%, 1.25% L Floor, 12/7/2018	3,007,692	2,984,279	3,028,375	1.17
Total National Security		9,616,744	9,568,551	3.70
Oil & Gas
Varel International Energy Funding Corp., Term Loan* L+ 7.75%, 1.50% L Floor, 7/17/2017	7,650,000	7,538,314	7,707,375	2.98
Total Oil & Gas		7,538,314	7,707,375	2.98
Printing & Publishing
Penn Foster, Inc., Term Loan* Base Rate+ 5.00%**, 3/31/2015	1,067,173	1,067,173	1,013,815	0.39
Playboy Enterprises, Inc., Term Loan* L+ 6.00%, 1.25% L Floor, 3/6/2017	6,050,741	6,030,846	6,020,488	2.33
Total Printing & Publishing		7,098,019	7,034,303	2.72
Restaurants
BMP/Pennant Holdings, LLC, Term Loan A* L+ 4.75%, 6/27/2014	6,056,135	5,860,258	5,753,666	2.22
BMP/Pennant Holdings, LLC, Term Loan B L+ 10.00%, 6/27/2014	1,853,733	1,568,297	1,420,549	0.55
Total Restaurants		7,428,555	7,174,215	2.77
Specialty Services
SI Organization, Inc. (The), New Tranche B Term Loan* L+ 4.25%, 1.25% L Floor, 11/22/2016	4,835,033	4,804,373	4,723,247	1.82
Vistronix, LLC, Term Loan* L+ 7.50%, 1.00% L Floor, 12/4/2018	10,368,750	10,270,743	10,270,686	3.97
Vistronix, LLC, Revolver* L+ 7.50%, 1.00% L Floor, 12/4/2018	131,250	130,054	130,009	0.05
Total Specialty Services		15,205,170	15,123,942	5.84

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)

March 31, 2014 (unaudited)

Security Description	Par	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments (continued)
Investments – United States (continued)
Debt Investments (continued)
Transportation Services
EZE Trucking, LLC, Term Loan* L+ 9.75%, 7/31/2018	10,387,500	$10,162,513	$10,162,371	3.93%
Fleetgistics Holdings, Inc., Term Loan* L+ 5.88%, 2.00% L Floor, 3/23/2015	1,595,213	1,596,133	1,435,691	0.55
MXD Group, Inc. (fka Exel Direct Inc.), Term Loan* L+ 11.00%, 1.00% L Floor, 5/31/2018	13,737,500	13,505,816	13,737,500	5.30
Ozburn-Hessey Holding Company LLC, Term Loan B* L+ 5.50%, 1.25% L Floor, 5/23/2019	6,451,250	6,395,954	6,466,794	2.50
Raymond Express International, LLC, Term Loan* L+ 7.75%, 1.75% L Floor, 2/28/2018	4,409,568	4,374,247	4,475,711	1.73
Stafford Logistics, Inc., Term Loan* L+ 5.50%, 1.25% L Floor, 6/26/2019	3,824,166	3,788,222	3,824,166	1.48
Total Transportation Services		39,822,885	40,102,233	15.49
Wholesale Durable Goods
Howard Berger Co. LLC, Term A Loan* L+ 5.75%, 1.25% L Floor, 8/3/2017	1,871,199	1,852,465	1,777,639	0.69
Total Wholesale Durable Goods		1,852,465	1,777,639	0.69
Total Debt Investments		$428,328,242	$429,246,225	165.80%
Financial Assets
Consumer Finance Services
GLC Trust 2013-2 Consumer Loan Portfolio(1)(4)	24,117,480	$24,117,480	$24,238,544	9.36%
Total Consumer Finance Services		24,117,480	24,238,544	9.36
Total Financial Assets		$24,117,480	$24,238,544	9.36%
Total Non-Control/Non-Affiliate Investments		$454,590,644	$455,482,703	175.94%
Unfunded Obligations
Communications
HC Cable OpCo, LLC, Revolver 0.50%, 7/17/2018	489,362	$(7,354)	$8,411	—%
Total Communications		(7,354)	8,411	—
Miscellaneous Manufacturing
Valterra Products Holdings, LLC, Revolver 0.50%, 5/31/2018	972,918	(16,208)	21,118	0.01
Total Miscellaneous Manufacturing		(16,208)	21,118	0.01
Miscellaneous Retail
PD Products, LLC, Revolver(2) 0.50%, 10/4/2018	1,361,719	(24,565)	(150)	—
Total Miscellaneous Retail		(24,565)	(150)	—

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)

March 31, 2014 (unaudited)

Security Description	Par	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments (continued)
Investments – United States (continued)
Miscellaneous Services
Global Traffic Technologies, LLC, Revolver(2) 0.60%, 6/30/2015	1,458,439	$(3,174)	$—	—%
Tecta America Corp., Revolver(2) 0.50%, 7/1/2018	6,268,988	(312,643)	(313,449)	(0.13)
Total Miscellaneous Services		(315,817)	(313,449)	(0.13)
Specialty Services
Vistronix, LLC, Revolver*(2) 0.50%, 12/4/2018	743,750	(7,030)	(7,034)	—
Total Specialty Services		(7,030)	(7,034)	—
Transportation Services
EZE Trucking, LLC, CapEx A Loan(2) 0.50%, 7/31/2018	1,400,000	(30,323)	(30,342)	(0.01)
Raymond Express International, LLC, Revolver 0.50%, 2/28/2018	537,752	(4,307)	8,066	0.00
Total Transportation Services		(34,630)	(22,276)	(0.01)
Total Unfunded Obligations		$(405,604)	$(313,380)	(0.13)%
Total Investments – United States		$454,185,039	$455,169,323	175.81%

*	Denotes that all or a portion of the loan secures the loans under the CLO (see Note 7).
**	All references to an alternate base rate are based on the Prime Rate.
L	London Interbank Offered Rate.
(1)	GLC Trust 2013-2 includes 2,291 small balance consumer loans with an average par of $11,495, a weighted average adjusted rate of 16.2% and a weighted average maturity of 10/28/2017. As of March 31, 2014, the Company had an outstanding commitment to purchase an additional $227,250 of loans.
(2)	The negative fair value is the result of the unfunded commitment being valued below par. These amounts may or may not be funded to the borrowing party now or in the future.
(3)	Investment is currently in maturity default.
(4)	Not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company's total assets.
(5)	Coupon is payable in cash and/or payment-in-kind or PIK.

All debt investments were income-producing as of March 31, 2014. Common equity and preferred equity investments are non-income-producing unless otherwise noted.

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments

December 31, 2013

Security Description	Par/Shares	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments
Investments – United States
Common Equity
Health Services
Juniper TGX Investment Partners, LLC, Common	670,624	$670,623	$670,623	0.26%
Total Health Services		670,623	670,623	0.26
Miscellaneous Manufacturing
Valterra Products Holdings, LLC, Common Class A	185,847	185,847	253,796	0.10
Valterra Products Holdings, LLC, Common Class B	20,650	20,650	28,200	0.01
Total Miscellaneous Manufacturing		206,497	281,996	0.11
Miscellaneous Retail
Provo Craft Holdings, LLC, Common	101	—	77	—
Total Miscellaneous Retail		—	77	—
Transportation Services
EZE Trucking, LLC, Common	2,678	267,801	—	—
Total Transportation Services		267,801	—	—
Total Common Equity		$1,144,921	$952,696	0.37%
Preferred Equity
Consumer Finance Services
Prosper Marketplace, Series B Preferred Stock	1,000,000	$1,000,000	$1,000,000	0.39%
Total Consumer Finance Services		1,000,000	1,000,000	0.39
Total Preferred Equity		$1,000,000	$1,000,000	0.39%
Debt Investments
Apparel Products
Joe’s Jeans Inc., Term Loan* Libor (“L”) + 10.75%, 1.25% L Floor, 9/30/2018	10,500,000	$10,300,696	$10,300,581	4.05%
Totes Isotoner Corporation, Delayed Draw Term Loan* L+ 5.75%, 1.50% L Floor, 7/7/2017	400,403	400,403	401,155	0.16
Totes Isotoner Corporation, Initial Term Loan (First Lien)* L+ 5.75%, 1.50% L Floor, 7/7/2017	4,817,673	4,770,707	4,826,731	1.90
Total Apparel Products		15,471,806	15,528,467	6.11
Automotive
BBB Industries LLC, Term Loan* L+ 4.25%, 1.25% L Floor, 3/27/2019	4,908,750	4,865,936	4,908,750	1.93
CTC Casting Technologies, Inc. (Compass), Term Loan* L+ 8.00%, 1.00% L Floor, 11/27/2016	7,631,064	7,574,576	7,574,523	2.98
Penda Corporation, Term Loan L+ 14.00%, 1/26/2019	7,213,936	7,081,475	7,080,998	2.79
Total Automotive		19,521,987	19,564,271	7.70

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)

December 31, 2013

Security Description	Par	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments (continued)
Investments – United States (continued)
Debt Investments (continued)
Broadcasting & Entertainment
KXLA TV 44, Inc., Term Loan* L+ 9.50%, 2.00% L Floor, 3/31/2016	8,308,905	$8,370,788	$8,308,905	3.27%
Sesac Holdco II, LLC, Term Loan (First Lien)* L+ 4.00%, 1.00% L Floor, 2/7/2019	990,000	981,582	993,713	0.39
Sesac Holdco II, LLC, Term Loan (Second Lien)* L+ 8.75%, 1.25% L Floor, 7/12/2019	5,250,000	5,387,088	5,355,000	2.11
Total Broadcasting & Entertainment		14,739,458	14,657,618	5.77
Chemicals
Arclin US Holdings Inc., Second Lien Term Loan* L+ 6.00%, 1.75% L Floor, 1/15/2015	2,598,597	2,565,212	2,598,597	1.02
Total Chemicals		2,565,212	2,598,597	1.02
Communications
Aspect Software, Inc., Tranche B Term Loan* L+ 5.25%, 1.75% L Floor, 5/7/2016	7,732,307	$7,711,983	$7,746,844	3.05%
ConvergeOne Holdings Corp, Term Loan* L+ 8.00%, 1.25% L Floor, 5/8/2019	11,248,571	11,098,514	11,103,240	4.37
HC Cable OpCo, LLC, Term Loan L+ 8.50%, 1.00% L Floor, 7/17/2018	10,983,112	10,808,591	10,808,486	4.26
Northland Cable Television, Inc., Term Loan* L+ 6.00%, 1.75% L Floor, 12/30/2016	2,821,848	2,735,409	2,821,848	1.11
Sirva Worldwide, Loan* L+ 6.25%, 1.25% L Floor, 3/27/2019	4,962,500	4,876,131	5,061,750	1.99
U.S. Telepacific Corp., Term Loan* L+ 4.50%, 1.25% L Floor, 2/23/2017	2,926,005	2,923,286	2,927,468	1.15
Total Communications		40,153,914	40,469,636	15.93
Consumer Finance Services
PlanMember Financial Corporation, Term Loan* L+ 8.50%, 1.50% L Floor, 2/14/2018	1,477,500	1,445,451	1,477,500	0.58
Total Consumer Finance Services		1,445,451	1,477,500	0.58
Electrical Equipment
Roberts-Gordon LLC, Term Loan* L+ 10.00%, 2.00% L Floor, 4/20/2016	9,440,983	9,419,121	9,469,436	3.73
Syncsort Incorporated, Term Loan* Base Rate+ 4.25%**, 3/31/2015	3,128,670	3,109,864	3,128,670	1.23
Total Electrical Equipment		12,528,985	12,598,106	4.96
Food Stores – Retail
Apple & Eve, LLC, Term Loan* L+ 12.50%, 1.25% L Floor, 12/11/2017	8,775,541	8,706,337	8,858,488	3.49
Sagittarius Restaurants LLC (Del Taco), Initial Term Loan* L+ 5.00%, 1.25% L Floor, 10/1/2018	4,642,857	4,602,863	4,642,857	1.83
Sailormen Inc. (Interfoods of America), Term Loan L+ 4.00%, 2.25% L Floor, 6/30/2017	4,212,681	3,438,365	3,412,271	1.34
Sqwincher Corporation (The), Term Loan* L+ 10.00%, 1.50% L Floor, 8/3/2016	6,773,900	6,708,178	6,813,801	2.68
Total Food Stores – Retail		23,455,743	23,727,417	9.34

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)

December 31, 2013

Security Description	Par	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments (continued)
Investments – United States (continued)
Debt Investments (continued)
Health Services
Ellman International, Inc., Term Loan L+ 7.50%, 1.50% L Floor, 2/28/2014	3,256,914	$3,244,920	$3,244,714	1.27%
Ellman International, Inc., Revolver Base Rate + 6.50%**, 2/28/2014	794,219	810,730	810,608	0.32
eResearchTechnology, Inc., Term Loan* L+ 4.75%, 1.25% L Floor, 5/2/2018	6,435,000	6,407,882	6,443,044	2.54
Virtual Radiologic Corporation, Term Loan B* L+ 5.50%, 1.75% L Floor, 12/22/2016	4,875,000	4,848,997	2,754,375	1.08
SCG Capital Corporation (Radiation Therapy), Term Loan L+ 12.00%, 3/1/2017	3,227,737	3,227,737	3,227,737	1.27
Theragenics Corporation, Term Loan* L+ 10.25%, 1.25% L Floor, 10/29/2018	9,938,040	9,735,411	9,746,137	3.84
Walnut Hill Physicians’ Hospital, Construction Loan 12.50%, 3/31/2014	9,798,642	9,798,642	9,798,642	3.86
Total Health Services		38,074,319	36,025,257	14.18
Hotels and Motels
Buffalo Thunder Inc., Term Loan* L+ 3.00%, 1/1/2014	280,105	280,105	280,105	0.11
Total Hotels and Motels		280,105	280,105	0.11
Insurance Agents
Affirmative Insurance Holdings, Inc., Term Loan* L+ 7.25%, 1.25% L Floor, 3/30/2016	7,041,537	6,717,183	6,689,460	2.63
Worley Claims Services, LLC, Term Loan* L+ 11.00%, 1.50% L Floor, 7/6/2017	6,506,431	6,415,070	6,669,923	2.63
Total Insurance Agents		13,132,253	13,359,383	5.26
Machinery
Paladin Brands Holding, Inc. (IES), Initial Loan L+ 5.50%, 1.25% L Floor, 8/16/2019	797,000	797,000	790,026	0.31
Total Machinery		797,000	790,026	0.31
Metal Mining
Metal Services LLC (Phoenix), New Term Loans* L+ 5.00%, 1.00% L Floor, 6/30/2017	3,477,728	3,477,728	3,500,333	1.38
Total Metal Mining		3,477,728	3,500,333	1.38
Miscellaneous Manufacturing
Arctic Glacier USA, Inc., Term Loan (First Lien)* L+ 4.75%, 1.25% L Floor, 5/10/2019	4,701,375	$4,680,410	$4,713,128	1.85%
Alpha Packaging Holdings, Inc., Tranche B Term Loan* L+ 4.50%, 1.25% L Floor, 9/17/2016	3,144,375	3,099,606	3,081,488	1.21
Anchor Hocking, LLC (EveryWare Global), Term Loan L+ 6.25%, 1.25% L Floor, 5/21/2020	6,965,000	6,902,191	7,069,475	2.78

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)

December 31, 2013

Security Description	Par	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments (continued)
Investments – United States (continued)
Debt Investments (continued)
AP Gaming Holdings, LLC, Term Loan B* L+ 8.25%, 1.00% L Floor, 12/20/2020	5,000,000	$4,850,821	$4,875,000	1.92%
Axia Acquisition Corporation, Term Loan A L+ 9.00%, 2.00% L Floor, 3/12/2016	903,851	852,578	903,851	0.36
Expera Specialty Solutions, LLC, Term Loan* L+ 6.25%, 1.25% L Floor, 12/26/2018	6,965,000	6,839,118	7,034,650	2.77
Kranos Acquisition Corp., Term Loan* L+ 11.00%, 1.00% L Floor, 6/15/2017	10,000,000	9,930,942	10,145,479	3.99
Nursery Supplies, Inc., Term Loan* L+ 7.50%, 1.00% L Floor, 6/13/2018	11,356,250	11,305,750	11,520,838	4.53
Ranpak Corp., Second Lien Term Loan* L+ 7.25%, 1.25% L Floor, 4/23/2020	1,000,000	991,035	1,025,000	0.40
Valterra Products Holdings, LLC, Term Loan* L+ 9.00%, 1.00% L Floor, 5/31/2018	8,681,802	8,528,610	8,891,639	3.50
Total Miscellaneous Manufacturing		57,981,061	59,260,548	23.31
Miscellaneous Retail
PD Products, LLC, Term Loan* L+ 10.50%, 1.50% L Floor, 10/4/2018	10,500,000	10,300,235	10,300,120	4.05
PD Products, LLC, Revolver* L+ 10.50%, 1.50% L Floor, 10/4/2018	278,906	274,926	274,909	0.11
PSP Group, LLC, Term Loan* L+ 4.75%, 1.50% L Floor, 9/13/2016	4,410,206	4,378,877	4,388,155	1.73
Total Miscellaneous Retail		14,954,038	14,963,184	5.89
Miscellaneous Services
Attachmate Corporation, Second Lien Term Loan* L+ 9.50%, 1.50% L Floor, 11/22/2018	9,865,221	$9,823,489	$9,618,590	3.79%
Global Traffic Technologies, LLC, Term Loan A* L+ 5.25%, 1.25% L Floor, 6/30/2015	2,962,584	2,933,395	2,962,584	1.17
Global Traffic Technologies, LLC, Term Loan B* L+ 5.25%, 1.25% L Floor, 6/30/2015	3,560,206	3,544,534	3,560,206	1.40
NAP Asset Holdings Ltd., Canadian Term Loan* L+ 7.00%, 1.00% L Floor, 3/22/2018	2,888,094	2,863,437	2,888,094	1.14
NAP Asset Holdings Ltd., Term Loan* L+ 7.00%, 1.00% L Floor, 3/22/2018	6,463,830	6,408,645	6,463,830	2.54
Sprint Industrial Holdings, LLC, Term Loan (First Lien)* L+ 5.75%, 1.25% L Floor, 5/14/2019	5,970,000	5,916,719	6,014,775	2.37
Vision Solutions, Inc., Term Loan (First Lien)* L+ 4.50%, 1.50% L Floor, 7/23/2016	7,181,084	7,138,126	7,181,084	2.82
Total Miscellaneous Services		38,628,345	38,689,163	15.23
National Security
Scitor Corporation, Term Loan* L+ 3.50%, 1.50% L Floor, 2/15/2017	6,639,773	6,631,840	6,531,876	2.57
Sirius Computer Solutions (SCS Holdings I Inc.), Term Loan* L+ 5.75%, 1.25% L Floor, 12/7/2018	3,238,462	3,211,926	3,268,717	1.29
Total National Security		9,843,766	9,800,593	3.86

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)

December 31, 2013

Security Description	Par	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments (continued)
Investments – United States (continued)
Debt Investments (continued)
Oil & Gas
Varel International Energy Funding Corp., Term Loan* L+ 7.75%, 1.50% L Floor, 7/17/2017	7,760,000	$7,638,232	$7,876,400	3.10%
Total Oil & Gas		7,638,232	7,876,400	3.10
Printing & Publishing
Penn Foster, Inc., Term Loan* Base Rate+ 5.00%**, 3/31/2015	1,111,639	1,111,639	978,242	0.39
Playboy Enterprises, Inc., Term Loan* L+ 6.00%, 1.25% L Floor, 3/6/2017	6,050,741	6,029,173	5,929,727	2.33
Total Printing & Publishing		7,140,812	6,907,969	2.72
Restaurants
BMP/Pennant Holdings, LLC, Term Loan A* L+ 4.00% Cash, L+ 3.00% PIK, 6/27/2014	2,741,812	2,666,385	2,604,722	1.03
BMP/Pennant Holdings, LLC, Term Loan B L+ 6.00% Cash, L+ 5.00% PIK, 6/27/2014	614,445	598,423	460,834	0.18
Total Restaurants		3,264,808	3,065,556	1.21
Specialty Services
Vistronix, LLC, Term Loan* L+ 7.50%, 1.00% L Floor, 12/4/2018	10,446,364	$10,342,421	$10,342,363	4.07%
SI Organization, Inc. (The), New Tranche B Term Loan* L+ 4.25%, 1.25% L Floor, 11/22/2016	4,847,243	4,813,693	4,750,297	1.86
Total Specialty Services		15,156,114	15,092,660	5.93
Textile Products
Universal Fiber Systems, LLC, Term Loan* L+ 5.75%, 1.75% L Floor, 6/26/2015	3,875,000	3,862,146	3,875,000	1.53
Total Textile Products		3,862,146	3,875,000	1.53
Transportation Services
EZE Trucking, LLC, Term Loan* L+ 9.75%, 7/31/2018	10,425,000	10,186,355	10,186,213	4.02
Fleetgistics Holdings, Inc., Term Loan* L+ 5.88%, 2.00% L Floor, 3/23/2015	1,640,359	1,641,545	1,600,990	0.63
MXD Group, Inc. (fka Exel Direct Inc.), Term Loan* L+ 11.00%, 1.00% L Floor, 5/31/2018	13,912,500	13,664,020	13,666,860	5.38
Ozburn-Hessey Holding Company LLC, Term Loan B* L+ 5.50%, 1.25% L Floor, 5/23/2019	6,467,500	6,409,408	6,483,103	2.55
Raymond Express International, LLC, Term Loan* L+ 7.75%, 1.75% L Floor, 2/28/2018	4,463,343	4,425,340	4,530,293	1.78
Stafford Logistics, Inc., Term Loan* L+ 5.50%, 1.25% L Floor, 6/26/2019	3,833,799	3,797,026	3,833,799	1.51
State Class Tankers II LLC, Term Loan L+ 5.50%, 1.25% L Floor, 6/20/2020	5,000,000	5,001,911	5,075,000	2.00
Total Transportation Services		45,125,605	45,376,258	17.87

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)

December 31, 2013

Security Description	Par/Shares	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments (continued)
Investments – United States (continued)
Debt Investments (continued)
Wholesale Durable Goods
Howard Berger Co. LLC, Term A Loan* L+ 5.75%, 1.25% L Floor, 8/3/2017	1,875,961	$1,855,793	$1,782,163	0.70%
Total Wholesale Durable Goods		1,855,793	1,782,163	0.70
Total Debt Investments		$391,094,681	$391,226,210	154.00%
Financial Assets
Consumer Finance Services
GLC Trust 2013-2 Consumer Loan Pool(1)	16,698,585	$16,698,585	$16,888,126	6.65%
Total Consumer Finance Services		16,698,585	16,888,126	6.65
Total Financial Assets		$16,698,585	$16,888,126	6.65%
Total Non-Control/Non-Affiliate Investments		$409,938,187	$410,107,032	$161.41%
Unfunded Obligations
Communications
HC Cable OpCo, LLC, Revolver(2) 0.50%, 7/17/2018	489,362	(7,776)	(7,781)	—
Total Communications		(7,776)	(7,781)	—
Health Services
Ellman International, Inc., Revolver(2) 0.50%, 2/28/2014	1,191,328	(23,823)	(23,827)	(0.01)
Total Health Services		(23,823)	(23,827)	(0.01)
Miscellaneous Manufacturing
CTC Casting Technologies, Inc. (Compass), Delayed Draw Term Loan*(2) 0.00%, 11/27/2016	265,049	(1,962)	(1,964)	—
Valterra Products Holdings, LLC, Revolver(2) 0.50%, 5/31/2018	1,588,437	(28,028)	38,392	0.01
Total Miscellaneous Manufacturing		(29,990)	36,428	0.01
Miscellaneous Retail
PD Products, LLC, Revolver(2) 0.50%, 10/4/2018	1,361,719	(27,233)	(27,234)	(0.01)
Total Miscellaneous Retail		(27,233)	(27,234)	(0.01)
Miscellaneous Services
Global Traffic Technologies, LLC, Revolver(2) 0.50%, 6/30/2015	1,458,439	(6,420)	—	—
Total Miscellaneous Services		(6,420)	—	—
Specialty Services
Vistronix, LLC, Revolver*(2) 0.50%, 12/4/2018	870,530	(8,662)	(8,667)	—
Total Specialty Services		(8,662)	(8,667)	—

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)

December 31, 2013

Security Description	Par/Shares	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments (continued)
Investments – United States (continued)
Unfunded Obligations (continued)
Transportation Services
EZE Trucking, LLC, CapEx A Loan(2) 0.60%, 7/31/2018	1,400,000	$(32,048)	$(32,067)	(0.01)%
Raymond Express International, LLC, Revolver(2) 0.50%, 2/28/2018	537,752	(4,579)	8,066	—
Total Transportation Services		(36,627)	(24,001)	(0.01)
Total Unfunded Obligations		$(140,531)	$(55,082)	(0.02)%
Common Equity
Oil & Gas
Anchor Drilling Fluids USA, Inc., Common	959	2,038,456	2,137,779	0.84%
Total Oil & Gas		2,038,456	2,137,779	0.84
Total Common Equity		2,038,456	2,137,779	0.84%
Preferred Equity
Oil & Gas
Anchor Drilling Fluids USA, Inc., Preferred, 10.00% PIK	1,723	$2,721,574	$4,453,182	1.75%
Total Oil & Gas		2,721,574	4,453,182	1.75
Total Preferred Equity		$2,721,574	$4,453,182	1.75%
Debt Investments
Oil & Gas
Anchor Drilling Fluids USA, Inc., Term Loan B L+ 9.25%, 2.00% L Floor, 3/5/2014	12,438,568	$12,430,765	$12,438,568	4.90%
Total Oil & Gas		12,430,765	12,438,568	4.90
Total Debt Investments		$12,430,765	$12,438,568	4.90%
Total Affiliate Investments		$17,190,795	$19,029,529	7.49%
Total Investments – United States		$426,988,451	$429,081,479	168.88%

*	Denotes that all or a portion of the loan secures the loans under the $350.0 million collateralized loan obligation completed on September 25, 2013 (the “CLO”).
**	Reference to an alternate base rate is commonly based on the Prime Rate.
(1)	GLC Trust 2013-2 includes 1,609 small balance consumer loans with an average par of $10,408, a weighted average adjusted rate of 16.8% and a weighted average maturity of 9/23/2017. As of December 31, 2013, the Company had an outstanding commitment to purchase an additional $524,000 of loans. See Note 4 for additional information.
(2)	The negative fair value is the result of the unfunded commitment being valued below par. These amounts may or may not be funded to the borrowing party now or in the future.

All debt and preferred equity investments were income-producing as of December 31, 2013. Common equity investments are non-income-producing unless otherwise noted.

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Statements of Operations (unaudited)

For the three months ended March 31, 2014 and March 31, 2013

	Three months ended March 31, 2014	Three months ended March 31, 2013
Investment income
Interest income
Non-Control/Non-Affiliate investments	$10,434,078	$5,473,093
Affiliate Investments	462,080	—
Dividend income
Affiliate Investments	385,765	—
Total investment income	11,281,923	5,473,093
Expenses
Interest	1,748,523	1,383,574
Management fee	1,957,781	1,031,371
Incentive fee	3,606,333	—
Professional fees	399,558	257,314
Directors' fees	93,205	73,156
Administrator expenses	205,235	149,839
Other expenses	382,712	112,067
Total expenses	8,393,347	3,007,321
Base management fee waived	—	(438,620)
Directors' fees waived	—	(34,426)
Administrator expenses waived	—	(101,197)
Net expenses	8,393,347	2,433,078
Net investment income	2,888,576	3,040,015
Realized and unrealized gain/(loss) on investments
Net realized gain/(loss) from investments
Non-Control/Non-Affiliate investments	770,621	(5,936,417)
Affiliate investments	8,126,034	—
Net change in unrealized gain/(loss) from investments
Non-Control/Non-Affiliate investments	729,990	6,172,667
Affiliate investments	(1,838,734)	—
Net realized and unrealized gain/(loss) on investments	7,787,911	236,250
Net increase in net assets resulting from operations	10,676,487	$3,276,265
Net investment income per common share	$0.17	$0.29
Net increase in net assets resulting from operations per common share	$0.64	$0.31
Basic weighted average common shares outstanding	16,758,779	10,498,544
Dividends and distributions declared per common share(1)	$0.35	$1.18

(1)	Calculated using basic weighted average common shares outstanding.

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Statements of Changes in Net Assets/Members’ Capital (unaudited)

For the three months ended March 31, 2014 and March 31, 2013

	March 31, 2014	March 31, 2013
Increase in net assets from operations:
Net investment income	$2,888,576	$3,040,015
Net realized gain/(loss) from investments	8,896,655	(5,936,417)
Net change in unrealized appreciation/(depreciation) on investments	(1,108,744)	6,172,667
Net increase in net assets/members' capital from operations:	10,676,487	3,276,265
Dividends and distributions to stockholders:
Return of capital – Distributions-in-kind(1)	—	(9,991,329)
Distributions to stockholders(2)	(5,865,573)	(2,400,000)
Total dividends and distributions to stockholders	(5,865,573)	(12,391,329)
Total increase/(decrease) in net assets	4,810,914	(9,115,064)
Net assets at beginning of period	254,080,598	173,669,492
Net assets at end of period	$258,891,512	$164,554,428
Undistributed net investment income included in net assets	$(2,976,997)	$—
Net asset value per common share	$15.45	$15.67
Common shares outstanding at end of period	16,758,779	10,498,544

(1)	Distributions-in-kind were made to only those investors who held shares of the Company’s common stock prior to the IPO.
(2)	Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined in accordance with U.S. GAAP.

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Statements of Cash Flows (unaudited)

For the three months ended March 31, 2014 and March 31, 2013

	March 31, 2014	March 31, 2013
Cash flows from operating activities
Net increase in net assets resulting from operations	$10,676,487	$3,276,265
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net accretion of discounts on investments	(503,310)	(313,378)
Net realized (gain)/loss from investments	(8,896,655)	5,936,417
Amortization of discount on senior secured notes payable	17,019	—
Amortization of deferred debt issuance costs	169,525	171,929
Net change in unrealized (appreciation)/depreciation on investments	1,108,744	(6,172,667)
Paid-in-kind interest	(133,960)	—
Purchases of investments	(109,846,942)	(92,457,589)
Paydowns of investments	67,607,521	23,658,902
Sales of investments	24,576,759	944,271
Changes in operating assets and liabilities:
Decrease in cash and cash equivalents, restricted	15,537,117	37,603,497
Decrease in due from counterparties	3,021,980	—
Increase in accrued interest receivable	(117,528)	(441,132)
Increase in deferred offering costs	(60,348)	(653,838)
Decrease in other assets	73,718	(42,778)
Increase in due to counterparties	10,475,846	17,455,250
Increase (decrease) in payables to affiliates	1,484,989	(39,660)
(Decrease) increase in interest payable on notes payable	(875,185)	46,179
(Decrease) increase in accrued expenses and other payables	(135,040)	574,717
Net cash (used in) provided by operating activities	14,180,737	(10,453,615)
Cash flows from financing activities
Distributions paid to stockholders	(5,865,573)	(2,400,000)
Proceeds from GLC Trust 2013-2 revolving note	4,423,350	—
Proceeds from borrowing on revolving note	—	5,000,000
Net cash provided by (used in) financing activities	(1,442,223)	2,600,000
Net (decrease) increase in cash and cash equivalents	12,738,514	(7,853,615)
Cash and cash equivalents at beginning of period	13,664,583	21,680,791
Cash and cash equivalents at end of period	$26,403,097	$13,827,176
Supplemental disclosure of cash flow information
Cash paid for interest expense	$2,649,178	$1,165,464

Supplemental disclosure of non-cash information

On February 25, 2013, our board of directors approved a distribution-in-kind, or the Distribution-in-Kind, in the amount of $9,991,329 or $0.95 per share. Assets distributed were Next Generation Vending, LLC, Priority Revolving Loan in the amount of $2,000,000, Next Generation Vending, LLC, Revolver in the amount of $750,000, Next Generation Vending, LLC, Term Loan in the amount of $6,840,000 and $401,329 of accrued interest.

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

March 31, 2014

1. Organization

Garrison Capital Inc. (“GARS” and, collectively with its subsidiaries, the “Company”, “we” or “our”) is a Delaware corporation and is an externally managed, closed-end, non-diversified management investment company. GARS has filed an election to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, for tax purposes, GARS has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for the period beginning October 9, 2012 and intends to qualify annually thereafter.

Garrison Capital LLC, a Delaware limited liability company, commenced operations on December 17, 2010. On October 9, 2012, Garrison Capital LLC converted from a Delaware limited liability company to a Delaware corporation (the “Conversion”). In this Conversion, Garrison Capital Inc. succeeded to the business of Garrison Capital LLC and its subsidiaries, and the members of Garrison Capital LLC became stockholders of GARS. An aggregate of 10,707,221 shares of common stock, par value $0.001 per share, were issued to the members of GARS in this Conversion in accordance with their respective pro-rata membership interests in Garrison Capital LLC. As a result of a reverse stock split on February 25, 2013, which resulted in the conversion of one share of common stock into 0.9805106 shares of common stock (the “Reverse Stock Split), all amounts related to shares/units, share/unit prices, earnings per share/per unit and distributions per share/unit have been retroactively restated for all periods presented. As a result, the 10,707,221 shares of common shares issued in the Conversion have been retroactively restated to 10,498,544.

GARS priced its initial public offering (“IPO”) on March 26, 2013, which closed on April 2, 2013, selling 6,133,334 shares, including 800,000 shares issued pursuant to the underwriters’ over-allotment option, at a public offering price of $15.00 per share. Concurrent with the closing of the IPO, the Company’s directors, officers, employees and an affiliate of Garrison Capital Advisers LLC, a Delaware limited liability company (the “Investment Adviser”), purchased an additional 126,901 shares through a private placement transaction (the “Concurrent Private Placement”) exempt from registration under the Securities Act of 1933, as amended, at a price of $15.00 per share. The Company’s shares trade on the NASDAQ Global Select Market, or NASDAQ, under the symbol “GARS”.

The Company invests or provides direct lending in (1) first lien senior secured loans, (2) second lien senior secured loans, (3) “one-stop” senior secured loans or “unitranche” loans, (4) subordinated or mezzanine loans, (5) unsecured consumer loans and (6) to a lesser extent, selected equity co-investments in middle-market companies. The term “one-stop” or “unitranche” refers to a loan that combines characteristics of traditional first lien senior secured loans and second lien or subordinated loans. The term “mezzanine” refers to a loan that ranks senior only to a borrower’s equity securities and ranks junior in right of payment to all of such borrower’s other indebtedness. The Company’s investment objective is to generate current income and capital appreciation by investing primarily in secured loans to middle-market companies and minority equity investments in middle-market companies. The Company intends to generate risk-adjusted net returns by assembling a broad portfolio of investments.

The Company’s business and affairs are managed and controlled by the Company’s board of directors (the “Board”), of which a majority of the members are independent of the Company, and the Investment Adviser and its affiliates.

On April 19, 2012, GARS formed Garrison Funding 2012-1 Manager LLC, a Delaware limited liability company (“GF 2012-1 Manager”). This entity is a wholly owned consolidated subsidiary of GARS created for the purpose of acquiring and holding an investment in Garrison Funding 2012-1 LLC, a Delaware limited liability company (“GF 2012-1”). On September 23, 2013, in anticipation of refinancing the credit facility of GF 2012-1, GF 2012-1 Manager effected a name change to Garrison Funding 2013-2 Manager LLC (“GF 2013-2 Manager”).

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

March 31, 2014

1. Organization  – (continued)

On April 19, 2012, GARS formed GF 2012-1 LLC for the purpose of acquiring or participating in U.S. dollar-denominated senior secured or second lien corporate loans and to acquire up to $150.0 million in financing.

On May 21, 2012, GF 2012-1 entered into a $150.0 million credit facility (the “Credit Facility”), consisting of $125.0 million of term loans (“Class A-T Loans”) and $25.0 million of revolving loans (Class A-R Loans”), which was utilized to refinance the GF 2010-1 Notes (as defined in Note 7).

On May 17, 2013, GARS formed GLC Trust 2013-2, a Delaware statutory trust (“GLC Trust 2013-2”). This entity is a wholly owned subsidiary of GARS created for the purpose of investing in a portfolio of small balance consumer loans. GLC Trust 2013-2 is 100% owned by GARS. GLC Trust 2013-2 has entered into agreements with Prosper Funding LLC, US Bank, N.A. and M&T Bank to act as servicer, trustee and custodian, respectively, for GLC Trust 2013-2. GLC Trust 2013-2 closed on a $10.0 million revolving facility with Capital One Bank, N.A. on December 6, 2013. The revolving facility includes an accordion feature, such that GLC Trust 2013-2 will be permitted to increase the total commitment up to $15.0 million under the terms of the loan agreement. GARS exercised this option on December 20, 2013.

On July 24, 2013, GARS formed Garrison Funding 2013-2 Ltd. (“GF 2013-2”), a Cayman Islands exempted company, for the purpose of refinancing the Credit Facility. On September 25, 2013 (the “Refinancing Date”), under Part XVI of the Cayman Islands Companies Law (2012 Revision), GF 2013-2 and GF 2012-1 merged with GF 2013-2 remaining as the surviving entity (the “Merger”). On the effective date of the Merger, all of the rights, the property, and the business, undertaking, goodwill, benefits, immunities and privileges of each individual company immediately vested in the surviving company.

On the Refinancing Date, GF 2013-2 completed a $350.0 million collateralized loan obligation (the “CLO”) through a private placement, the proceeds of which were utilized, along with cash on hand, to refinance the existing Credit Facility (see Note 7). Immediately following the completion of the CLO, GF 2013-2 Manager owned 100% of the Subordinated Notes (as defined below). GF 2013-2 Manager serves as collateral manager to GF 2013-2 and has entered into a sub-collateral management agreement with the Investment Adviser.

GARS will periodically form limited liability companies for the purpose of holding minority equity investments (the “GARS Equity Holdings Entities”). GARS intends to form a new GARS Equity Holding Entity for each minority equity investment in order to provide specific tax treatment for individual investments. The GARS Equity Holdings Entities are 100% owned by GARS.

On August 15, 2013, Walnut Hill II LLC was formed for the purpose of holding a first lien equipment loan. Walnut Hill II LLC is 100% owned by GARS.

American Stock Transfer & Trust Company, LLC (“AST”) serves as the transfer and dividend paying agent and registrar.

GARS entered into a custody agreement, which was effective as of October 9, 2012 (the “Custody Agreement”), with Deutsche Bank Trust Company Americas (the “Custodian”) to act as custodian for GARS. Deutsche Bank Trust Company Americas is also the trustee of GF 2013-2.

GARS entered into an administration agreement, which was effective as of October 9, 2012 (the “Administration Agreement”), with Garrison Capital Administrator LLC, a Delaware limited liability company (the “GARS Administrator”).

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

March 31, 2014

1. Organization  – (continued)

SEI Investments Global Fund Services, Inc. (the “Sub-Administrator”) was the Company’s sub-administrator through September 30, 2013. The Sub-Administrator performed certain accounting and administrative services for the Company and received a monthly fee from the Company equal to a percentage of the total net assets of the Company. The Sub-Administrator was also reimbursed by the Company for all reasonable out-of-pocket expenses.

GARS entered into an investment advisory agreement with the Investment Adviser, which was effective as of October 9, 2012 and subsequently amended and restated on March 26, 2013 (the “Investment Advisory Agreement”). The Investment Adviser is responsible for sourcing potential investments, conducting research and diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis subject to the supervision of the Board. The Investment Adviser was organized in November 2010 and is a registered Investment Adviser under the Investment Advisers Act of 1940, as amended. The Investment Adviser is an affiliate of Garrison Investment Group LP, which is also the investment manager of various stockholders of the Company.

2. Significant Accounting Policies and Recent Updates

Basis of Presentation

The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) for financial information and pursuant to the requirements for reporting on Form 10-K, Form 10-Q and Article 6 or 10 of Regulation S-X, as appropriate. The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. Intercompany accounts and transactions have been eliminated in consolidation. The accounts of the subsidiaries are prepared for the same reporting period as the Company using consistent accounting policies. Certain reclassifications have been made for previous periods in order to conform to the current period’s presentation.

Basis for Consolidation

Under the investment company rules and regulations pursuant to the American Institute of Certified Public Accountants Audit and Accounting Guide for Investment Companies, codified in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services — Investment Companies, the Company is precluded from consolidating any entity other than another investment company.

The Company generally consolidates any investment company when it owns 100% of its partners’ or members’ capital or equity units. ASC 946 provides for the consolidation of a controlled operating company that provides substantially all of its services to the investment company or its consolidated subsidiaries.

GF 2013-2 Manager owns a 100% interest in GF 2013-2, which is an investment company for accounting purposes, and also provides collateral management services solely to GF 2013-2. As such, GARS has consolidated the accounts of these entities into these financial statements. As a result of this consolidation, the amounts outstanding under the CLO are treated as the Company’s indebtedness.

The GARS Equity Holdings Entities, Walnut Hill II LLC and GLC Trust 2013-2 are 100% owned investment companies for accounting purposes. As such, GARS has consolidated the accounts of these entities into these financial statements. As a result of this consolidation, the amount outstanding under the GLC Trust 2013-2 Revolver is treated as the Company’s indebtedness.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

March 31, 2014

2. Significant Accounting Policies and Recent Updates  – (continued)

Investment Classification

As required by the 1940 Act, investments are classified by level of control. “Control Investments” are investments in those companies that the Company is deemed to control as defined in the 1940 Act. “Affiliate Investments” are investments in those companies that are affiliated companies, as defined in the 1940 Act, other than Control Investments. “Non-Control/Non-Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments.

Generally, under the 1940 Act, the Company is deemed to control a company in which it has invested if it owns more than 25% of the voting securities of such company. The Company is deemed to be an affiliate of a company in which it has invested if it owns 5% or more of the voting securities of such company.

As of March 31, 2014, $455,169,323 of the Company’s investments were Non-Control/Non-Affiliate investments and $0 were Affiliate investments, and as of December 31, 2013, $410,051,950 of the Company’s investments were Non-Control/Non-Affiliate investments and $19,029,529 were Affiliate investments.

Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts and disclosures in the consolidated financial statements, including the estimated fair values of investments and the amount of income and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company defines cash equivalents as highly liquid financial instruments with original maturities of three months or less including those held in overnight sweep bank deposit accounts. At March 31, 2014 and December 31, 2013, cash held in designated bank accounts with its custodian was $25,247,475 and $11,277,605, respectively. At March 31, 2014 and December 31, 2013, cash held in designated bank accounts with other major financial institutions was $1,155,622 and $2,386,978, respectively. At times, these balances may exceed federally insured limits and this potentially subjects the Company to a concentration of credit risk. The Company believes it is not exposed to any significant credit risk associated with its cash custodian. At March 31, 2014, there were no cash equivalents.

Cash and Cash Equivalents, Restricted

Cash and cash equivalents, restricted at March 31, 2014 and December 31, 2013 included cash of $11,454,313 and $27,351,608, respectively, held by GF 2013-2 in designated bank accounts with its Custodian. GF 2013-2 is required to use a portion of these amounts to pay interest expense, reduce borrowings at the end of the investment period and to pay other amounts in accordance with the terms of the indenture of the CLO. Funds held by GF 2013-2 are not available for general use by the Company. Cash and cash equivalents, restricted at March 31, 2014 and December 31, 2013 also included cash of $973,077 and $612,899, respectively, held by GLC Trust 2013-2 in designated restricted bank accounts. GLC Trust 2013-2 is required to use a portion of these amounts to make principal payments and pay interest expense in accordance with the terms of the credit agreement of the GLC Trust 2013-2 Revolver.

There were no cash equivalents, restricted held as of March 31, 2014 and December 31, 2013.

Investment Transactions and Related Investment Income and Expense

The Company records its investment transactions on a trade date basis, which is the date when management has determined that all material legal terms have been contractually defined for the transactions. These transactions could possibly settle on a subsequent date depending on the transaction type. All related revenue

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

March 31, 2014

2. Significant Accounting Policies and Recent Updates  – (continued)

and expenses attributable to these transactions are reflected on the consolidated statements of operations commencing on the trade date unless otherwise specified by the transaction documents. Realized gains and losses on investment transactions are recorded using the specific-identification method.

The Company accrues interest income if it expects that ultimately it will be able to collect such income. Generally, when a payment default occurs on a loan in the portfolio, or if management otherwise believes that the issuer of the loan will not be able to make contractual interest payments or principal payments, the Investment Adviser will place the loan on non-accrual status and will cease recognizing interest income on that loan until all principal and interest is current through payment or until a restructuring occurs, such that the interest income is deemed to be collectible. However, the Company remains contractually entitled to this interest.

The Company may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection. Accrued interest is written off when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. For consumer loans, any loan which is 120 days past due is considered defaulted and 100% of the principal is charged off with no expected recovery or sale of defaulted receivables. As of March 31, 2014, the Company had recognized $96,047 in charge offs in realized losses from investments for consumer loans held by GLC Trust 2013-2, and no investments were placed on non-accrual status.

Any original issue discounts, as well as any other purchase discounts or premiums on debt investments, are accreted or amortized and included in interest income, over the maturity periods of the investments. If a loan is placed on non-accrual status, the Investment Adviser will cease recognizing amortization of purchase discount until all principal and interest is current through payment or until a restructuring occurs, such that the income is deemed to be collectible.

Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected.

Interest Expense

Interest expense is recorded on an accrual basis and is adjusted for amortization of deferred debt issuance costs and any original issue discount.

Expenses

Expenses related to, but not limited to, ratings fees, due diligence, valuation expenses and independent collateral appraisals may arise when the Company makes certain investments. These expenses are recognized as incurred in the consolidated statements of operations within ratings fees and other expenses.

Loan Origination, Facility, Commitment and Amendment Fees

The Company may receive loan origination, facility, commitment, and amendment fees in addition to interest income during the life of the investment. The Company may receive origination fees upon the origination of an investment.

Origination fees received by the Company are initially deferred and reduced from the cost basis of the investment and subsequently accreted into interest income over the remaining stated term of the loan. Facility fees, sometimes referred to as asset management fees, are accrued as a percentage periodic fee on the base amount (either the funded facility amount or the committed principal amount). Commitment fees are based upon the undrawn portion committed by the Company and are accrued over the life of the loan.

Amendment fees are paid in connection with loan amendments and waivers and are recognized upon completion of the amendments or waivers, generally when such fees are receivable. Any such fees are

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

March 31, 2014

2. Significant Accounting Policies and Recent Updates  – (continued)

included in interest income on the consolidated statements of operations. For the three months ended March 31, 2014 and March 31, 2013, other income in the amount of $335,998 and $24,067, respectively, was included in interest income.

Valuation of Investments

The Company values its investments in accordance with FASB ASC Topic 820, Fair Value Measurements and Disclosures. ASC 820 defines fair value, establishes a framework for measuring fair value and expands disclosures about assets and liabilities measured at fair value.

ASC 820’s definition of fair value focuses on exit price in the principal, or most advantageous, market and prioritizes the use of market-based inputs over entity-specific inputs within a measurement of fair value.

The Company’s portfolio consists of primarily debt investments. The fair value of the Company’s investments is initially determined by investment professionals of the Investment Adviser and ultimately determined by the Board on a quarterly basis. The Investment Adviser generally uses various approaches, including, but not limited to, proprietary models that consider the analyses of independent valuation agents as well as credit risk, liquidity, market credit spreads, other applicable factors for similar transactions, bid quotations obtained from other financial institutions that trade in similar investments or based on bid prices provided by independent third party pricing services.

The types of factors that the Board may take into account when verifying the fair value initially determined by the Investment Adviser and determining the fair value of the Company’s investments generally include, as appropriate, comparison to publicly traded securities, including such factors as yield, maturity and measures of credit quality, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business and other relevant factors.

The Board has retained several independent valuation firms to review the valuation of each portfolio investment that does not have a readily available market quotation at least once during each 12-month period.

However, the Board does not intend to have de minimis investments of less than 0.5% of the Company’s total assets (up to an aggregate of 10.0% of the Company’s total assets) independently reviewed.

The Board is ultimately and solely responsible for determining the fair value of the Company’s assets using a documented valuation policy and consistently applied valuation process.

Due to the nature of the Company’s strategy, the Company’s portfolio is primarily comprised of relatively illiquid investments that are privately held. Inputs into the determination of fair value of the Company’s portfolio investments require significant management judgment or estimation. This means that the Company’s portfolio valuations are based on unobservable inputs and the Investment Adviser’s own assumptions about how market participants would price the asset or liability in question. Valuations of privately held investments are inherently uncertain and they may fluctuate over short periods of time and may be based on estimates. The determination of fair value by the Board may differ materially from the values that would have been used if a ready market for these investments existed.

The valuation process is conducted at the end of each fiscal quarter, with a portion of the Company’s valuations of portfolio companies without market quotations subject to review by the independent valuation firms each quarter. When an external event with respect to one of the Company’s portfolio companies, such as a purchase transaction, public offering or subsequent equity sale occurs, we expect to use the pricing indicated by the external event to corroborate our valuation.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

March 31, 2014

2. Significant Accounting Policies and Recent Updates  – (continued)

With respect to investments for which market quotations are not readily available, our Board will undertake a multi-step valuation process each quarter, as described below:

•	The Company’s quarterly valuation process begins with each portfolio company or investment being initially valued by investment professionals of the Investment Adviser responsible for credit monitoring.
•	Preliminary valuation conclusions are then documented and discussed with our senior management and the Investment Adviser.
•	The valuation committee of the Board reviews these preliminary valuations.
•	At least once annually, the valuation for each portfolio investment that does not have a readily available quotation is reviewed by an independent valuation firm, subject to the de minimis exception described above.
•	The Board discusses valuations and determines the fair value of each investment in the Company’s portfolio in good faith.

Net assets could be materially affected if the determinations regarding the fair value of the investments were materially higher or lower than the values that are ultimately realized upon the disposal of such investments.

Offering Costs

Deferred offering costs consist of fees paid in relation to legal, accounting, regulatory and printing work completed in preparation of the IPO as discussed in Note 1 and are charged against proceeds from the offering when received. As of March 31, 2014, $60,348 of expenses associated with the shelf registration statement filed on April 3, 2014 (“Registration Statement”) were deferred and included in deferred offering costs. These amounts will be charged against proceeds from the offering when received.

Dividends and Distributions

Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend or distribution is determined by the Board each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are distributed at least annually, although the Company may decide to retain such capital gains for investment.

The Company adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if the Board authorizes, and we declare, a cash dividend or other distribution, then our stockholders who have not ‘opted out’ of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock acquired by AST through open-market purchases, rather than receiving the cash distribution. As of March 31, 2014, no new shares have been issued to fulfill the dividend reinvestment.

No action is required on the part of a registered stockholder to have their cash dividend or other distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying AST in writing so that such notice is received by AST no later than the record date for distributions to stockholders. AST will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends or other distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, AST will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

March 31, 2014

2. Significant Accounting Policies and Recent Updates  – (continued)

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends and other distributions in cash by notifying their broker or other financial intermediary of their election.

Earnings and Net Asset Value per Share

The earnings per share, net asset value per share and average shares outstanding calculations for the three months ended March 31, 2014 and March 31, 2013 are based on the assumption that the number of shares issued on the date of the Conversion (10,498,544 shares of common stock) had been issued on January 1, 2012, as adjusted for the Reverse Stock Split.

Income Taxes

In accordance with the partnership tax law requirements, each partner would include their respective components of Garrison Capital LLC’s taxable profits or losses, as shown on their Schedule K-1s in their respective tax or information returns. GF 2013-2, GF 2013-2 Manager, the GARS Equity Holdings Entities and Walnut Hill II LLC are disregarded entities for tax purposes with the exception of Garrison Capital Equity Holdings LLC. GLC Trust 2013-2 is a grantor trust for U.S. taxable income purposes, whereby the income reverts to GARS.

As discussed in Note 1, for tax purposes, GARS elected to be treated as a RIC under Subchapter M of the Code, for the period from the date of the Conversion, beginning October 9, 2012, and intends to qualify each taxable year for such treatment. Such election was made upon the filing of the Company’s first U.S federal corporate income tax return. Accordingly, no provision for federal income tax was made in the financial statements for the three months ended March 31, 2014 or the year ended December 31, 2013.

GARS complies with all RIC qualification provisions contained in the Code including certain source-of-income and asset diversification requirements as well as distribution requirements to our stockholders equal to at least 90.0% of “investment company taxable income”. “Investment company taxable income” is generally defined as net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses. As a RIC, GARS generally does not have to pay corporate-level U.S. federal income taxes on any net ordinary income or net capital gains that it distributes to its stockholders in a timely manner. However, GARS is subject to U.S. federal income taxes at regular corporate tax rates on any net ordinary income or net capital gain not distributed to its stockholders assuming at least 90.0% of its investment company taxable income is distributed at least annually.

GARS may choose to retain its net capital gains or any investment company taxable income, and pay the associated U.S. federal corporate income tax, including a 4% nondeductible U.S. federal excise tax. GARS expects to make sufficient distributions to avoid being subject to any U.S. federal excise tax.

In addition, GARS has certain wholly owned taxable subsidiaries (the “Taxable Subsidiaries”), each of which holds a portion of one or more of our portfolio investments that are listed on the Consolidated Schedule of Investments. The Taxable Subsidiaries are consolidated for financial reporting purposes in accordance with U.S. GAAP, so that our consolidated financial statements reflect our investments in the portfolio companies owned by the Taxable Subsidiaries. The purpose of the Taxable Subsidiaries is to permit GARS to hold certain interests in portfolio companies that are organized as limited liability companies (“LLCs”), or other forms of pass-through entities, and still satisfy the RIC tax requirement that at least 90.0% of a RIC’s gross income for federal income tax purposes must consist of qualifying investment income. Absent the Taxable Subsidiaries, a proportionate amount of any gross income of an LLC (or other pass-through entity) portfolio investment would flow through directly to GARS. To the extent that such income did not consist of investment income, it could jeopardize GARS’ ability to qualify as a RIC and therefore cause GARS to incur significant amounts of corporate-level U.S. federal income taxes. Where interests in LLCs (or other pass-through entities) are owned by the Taxable Subsidiaries, however, the income from such interests is taxed to the Taxable Subsidiaries and

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

March 31, 2014

2. Significant Accounting Policies and Recent Updates  – (continued)

does not flow through to GARS, thereby helping GARS preserve its RIC status. The Taxable Subsidiaries are not consolidated for U.S. federal income tax purposes and may generate income tax expense as a result of their ownership of the portfolio companies.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal tax regulations, which may differ from amounts determined in accordance with U.S. GAAP and those differences could be material. These book-to-tax differences are either temporary or permanent in nature. Reclassifications due to permanent differences have no impact on net assets. The below were reclassifications made due to permanent differences for the tax year ended December 31, 2013:

Accumulated Net Investment Income/(Loss)	$1,301,434
Paid-in Capital	$(1,301,434)

The permanent book-to-tax differences arose primarily due to return of capital distributions.

Taxable income differs from the net increase (decrease) in net assets resulting from operations primarily due to the exclusion of unrealized appreciation (depreciation) on investments from taxable income until they are realized and book-to-tax timing differences related to net capital gain/loss carryforwards.

The following table reconciles net increase in net assets resulting from operations to taxable income from April 1, 2013 to tax year ended December 31, 2013:

Net increase in net assets resulting from operations	$20,214,870
Net change in unrealized appreciation on investments	(9,752,937)
Permanent book-to-tax differences	—
Temporary book-to-tax differences	5,833,349
Taxable income before deductions for distribution	$16,295,282

As of December 31, 2013, the accumulated earnings/(deficit) on a tax basis is:

Undistributed ordinary income	$—
Accumulated capital and other losses	(5,833,349)
Unrealized appreciation/(depreciation)	2,093,028
Total accumulated earnings/(deficit)	$(3,740,321)

The tax character of distributions paid during the tax period from April 1, 2013 to December 31, 2013 was as follows:

Ordinary	$16,295,282
Long-term Capital Gain	—
Return of Capital	1,301,434
Total	$17,596,716

As of December 31, 2013, the federal income tax basis of investments was $426,988,451, resulting in net unrealized gains of $2,093,028.

The Company is required to determine whether a tax position of the Company is more likely-than-not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

March 31, 2014

2. Significant Accounting Policies and Recent Updates  – (continued)

settlement. De-recognition of a tax benefit previously recognized could result in the Company recording a tax liability that could negatively impact the Company’s net assets.

U.S. GAAP provides guidance on thresholds, measurement, de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition that is intended to provide better financial statement comparability among different entities.

The Company has concluded that it was not necessary to record a liability for any such tax positions as of March 31, 2014 and December 31, 2013. However, the Company’s conclusions regarding this policy may be subject to review and adjustment at a later date based on factors including, but not limited to, ongoing analyses of, and changes to, tax laws, regulations and interpretations thereof.

The Company’s activities from commencement of operations remain subject to examination by U.S. federal, state, and local tax authorities. No interest expense or penalties have been assessed as of March 31, 2014 and December 31, 2013. If the Company were required to recognize interest and penalties, if any, related to unrecognized tax benefits this would be recognized as income tax expense in the consolidated statement of operations.

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. Additionally, any losses incurred for tax years beginning after the enactment of the Regulated Investment Company Modernization Act of 2010 on December 22, 2010 are required to be utilized prior to the losses incurred in pre-enactment tax years. However, this ordering rule will not impact GARS.

As of December 31, 2013, the Company had post-enactment long-term capital loss carryforwards of $5,833,349, which do not expire. The Company had no pre-enactment capital loss carryforwards.

Recent Accounting Pronouncements

In June 2013, the FASB issued Accounting Standards Update (“ASU”) 2013-08, Financial Services — Investment Companies (Topic 946): Amendments to the Scope, Measurement and Disclosure Requirements (“ASU 2013-08”), containing new guidance on assessing whether an entity is an investment company, requiring non-controlling ownership interest in investment companies to be measured at fair value and requiring certain additional disclosures. This guidance is effective for annual and interim periods beginning on or after December 15, 2013. ASU 2013-08 did not have a material impact on the Company’s consolidated financial position or disclosures.

3. Investments

The Company’s investments include debt investments (both funded and unfunded, “Debt Investments”), preferred and minority equity investments (“Equity”) of diversified companies and a portfolio of unsecured small balance consumer loans (“Financial Assets”).

These financial instruments also may be purchased indirectly through an interest in a limited partnership or a limited liability company. Certain of the risks of investing in the financial instruments of a distressed borrower or a company are discussed herein.

The Company may invest in assets for which the underlying borrower or companies are experiencing various forms of financial, operational, legal, and/or other distress or impairment, including companies involved in bankruptcy or other reorganization or liquidation proceedings, and those which might become involved in such proceedings. Through investing in these assets, the Company is exposed to credit risk relating to whether

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

March 31, 2014

3. Investments  – (continued)

the borrower will meet its obligation to pay when it comes due until the investments are sold or mature. Any investment in a distressed company may involve special risks.

The Company’s transactions in Debt Investments are normally secured financings that are collateralized by physical assets and/or the enterprise value of the borrower. This collateral, and the Company’s rights to this collateral, are different depending on the specific transaction and are defined by the legal documents agreed to in the transaction.

The terms of the Debt Investments may require the Company to extend to a borrower additional credit or provide funding for any unfunded portion of such Debt Investments at the request of the borrower. This exposes the Company to potential liabilities that are not reflected on the consolidated statements of financial condition. As of March 31, 2014 and December 31, 2013, the Company had $13,232,927 and $9,162,616 of unfunded obligations with a fair value of $(313,380) and $(55,082), respectively. The negative fair value is the result of the unfunded commitment being valued below par. These amounts may or may not be funded to the borrowing party now or in the future. The unfunded commitments relate to loans with various maturity dates, but the entire amount was eligible for funding to the borrowers as of March 31, 2014 and December 31, 2013, respectively, subject to the terms of each loan’s respective credit agreement.

There is no central clearinghouse for the Company’s Debt Investments, Equity or Financial Assets, nor is there a central depository for custody of any such interests. The processes by which these interests are cleared, settled and held in custody are individually negotiated between the parties to the transaction. This subjects the Company to operational risk to the extent that there are delays and failures in these processes. The Custodian maintains records of the investments owned by the Company.

4. Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities which qualify as financial instruments approximate the carrying amounts presented in the consolidated statements of financial condition.

U.S. GAAP requires enhanced disclosures about investments that are measured and reported on a fair value basis. Under U.S. GAAP, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Further, the guidance distinguishes between inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs). Various inputs are used in determining the values of the Company’s investments and these inputs are categorized as of each valuation date.

The inputs are summarized in three broad hierarchies listed below:

•	Level 1 — quoted unadjusted prices in active markets for identical investments as of the reporting date.
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the reporting entity’s own assumptions about the assumptions market participants would use in determining the fair values of investments or indicative bid prices from unaffiliated market makers or independent third party pricing services).

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

March 31, 2014

4. Fair Value of Financial Instruments  – (continued)

Fair value of publicly traded instruments is generally based on quoted market prices. Fair value of non-publicly traded instruments, and of publicly traded instruments for which quoted market prices are not readily available, may be determined based on other relevant factors, including without limitation, bid quotations from unaffiliated market makers or independent third-party pricing services, the price activity of comparable instruments and valuation pricing models.

For those investments valued using quotations, the bid price is generally used, unless the Company determines that it is not representative of an exit price. To the extent observable market data is available, such information may be the result of consensus pricing information or broker quotes. Due to the fact that the significant inputs used by the contributors of the consensus pricing source or the broker are unobservable and evidence with respect to trading levels is not available, any investments valued using indicative bid prices from unaffiliated market makers and independent third party pricing services have been classified within Level 3.

Investments classified as Level 3 may be fair valued using the income and market approaches, using a market yield valuation methodology or enterprise value methodology.

Factors that could affect fair value measurements using the above referenced approaches include assumed growth rates, capitalization rates, discount rates, loan-to-value ratios, liquidation value, relative capital structure priority, market comparables, compliance with applicable loan, covenant and interest coverage performance, book value, market derived multiples, reserve valuation, assessment of credit ratings of an underlying borrower, review of ongoing performance, review of financial projections as compared to actual performance, review of interest rate and yield risk.

Such factors may be given different weighting depending on management’s assessment of the underlying investment, and management may analyze apparently comparable investments in different ways. The Company has used, and intends to continue to use, independent valuation firms to provide additional corroboration for estimating the fair value of investments. Valuations performed by the independent valuation firms may utilize proprietary models and inputs. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

All of the Company’s investments (other than cash and cash equivalents) are classified as Level 3 under ASC 820.

The following table summarizes the valuation of the Company’s investments measured at fair value based on the fair value hierarchy detailed above as of March 31, 2014 and December 31, 2013:

	As of March 31, 2014
	Level 1	Level 2	Level 3	Total
Senior Secured(1)	$—	$—	$388,024,194	$388,024,194
Second Lien	—	—	23,794,124	23,794,124
Mezzanine	—	—	7,250,007	7,250,007
Real Estate Loans	—	—	9,864,520	9,864,520
Preferred Equity Investments	—	—	1,000,000	1,000,000
Common Equity Investments	—	—	997,934	997,934
Financial Assets	—	—	24,238,544	24,238,544
	$—	$—	$455,169,323	$455,169,323

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

March 31, 2014

4. Fair Value of Financial Instruments  – (continued)

	As of December 31, 2013			Total
	Level 1	Level 2	Level 3
Senior Secured(2)	$—	$—	$382,888,163	$382,888,163
Second Lien	—	—	13,680,535	13,680,535
Mezzanine	—	—	7,080,998	7,080,998
Preferred Equity Investments	—	—	5,453,182	5,453,182
Common Equity Investments	—	—	3,090,475	3,090,475
Financial Assets	—	—	16,888,126	16,888,126
	$—	$—	$429,081,479	$429,081,479

(1)	Includes unfunded obligations of $(313,380).
(2)	Includes unfunded obligations of $(55,082).

The net change in unrealized appreciation/(depreciation) for the three months ended March 31, 2014 and March 31, 2013 reported within the net change in unrealized appreciation/(depreciation) on investments in the Company’s consolidated statements of operations attributable to the Company’s Level 3 assets was $(1,108,744) and $6,172,667, respectively.

The following table is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the three months ended March 31, 2014:

	Three Months Ended March 31, 2014
	Senior Secured Investments	Second Lien Investments	Mezzanine Investments	Real Estate Loan Investments	Preferred Equity Investments	Common Equity Investments	Financial Assets	Total
Fair value, beginning of period	$382,888,163	$13,680,535	$7,080,998	$0	$5,453,182	$3,090,475	$16,888,126	$429,081,479
Transfers into Level 3(1)	—	4,916,653	—		—	—	—	4,916,653
Transfers out of Level 3(1)	(4,916,653)	—	—		—	—	—	(4,916,653)
Total net realized and unrealized gain/(loss) on investments	1,386,275	166,656	126,512	(1,141)	429,434	5,844,699	(164,524)	7,787,911
Total net accretion of discounts on investments	451,857	14,088	6,427	30,939	—	—	—	503,311
Purchases/Issuances	85,910,767	5,022,942	36,070	9,834,722	—	—	9,176,401	109,980,902
Sales	(11,756,903)	—	—		(4,882,616)	(7,937,240)	—	(24,576,759)
Paydowns	(65,939,312)	(6,750)	—		—	—	(1,661,459)	(67,607,521)
Fair value, end of period	$388,024,194	$23,794,124	$7,250,007	9,864,520	$1,000,000	$997,934	$24,238,544	$455,169,323
Net change in unrealized appreciation/(depreciation) on investments in our consolidated statement of operations attributable to our Level 3 assets still held at reporting date	$585,676	$166,656	$126,512	(1,141)	$—	$45,238	$(68,476)	$854,465

(1)	Transfers into or out of Level 1, 2 or 3 are recognized at the reporting date. There were no transfers of investments between levels by the Company for the three months ended March 31, 2014.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

March 31, 2014

4. Fair Value of Financial Instruments  – (continued)

The following table is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the three months ended March 31, 2013:

	Three Months Ended March 31, 2013
	Senior Secured Investments	Second Lien Investments	Equity Investments	Total
Fair value, beginning of period	$217,225,589	$2,625,596	$254,600	$220,105,785
Transfers into Level 3(1)	—	—	—	—
Transfers out of Level 3(1)	—	—	—	—
Total net realized and unrealized gain/(loss) on investments	289,560	(53,338)	28	236,250
Total net accretion of discounts on investments	304,290	9,088	—	313,378
Purchases/Issuances	82,031,339	10,426,250	—	92,457,589
Sales(2)	(10,534,271)	—	—	(10,534,271)
Paydowns	(23,652,152)	(6,750)	—	(23,658,902)
Fair value, end of period	$265,664,355	$13,000,846	$254,628	$278,919,829
Net change in unrealized appreciation/(depreciation) on investments in our consolidated statement of operations attributable to our Level 3 assets still held at reporting date	$85,405	$(53,337)	$0	$32,068

(1)	Transfers into or out of Level 1, 2 or 3 are recognized at the reporting date. There were no transfers of investments between levels by the Company for the three months ended March 31, 2013.
(2)	Includes $9,590,000 Distribution-in-Kind.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

March 31, 2014

4. Fair Value of Financial Instruments  – (continued)

The following table is a quantitative disclosure about significant unobservable inputs (Level 3) that were used in determining fair value at March 31, 2014:

	Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at March 31, 2014	Valuation Technique	Unobservable Input	Range		Weighted Average
				Low	High
Senior Secured Investments(1)	388,024,194	Comparable yield approach	Market rate(2)	4.4%	29.3%	10.4%
		Market comparable companies	EBITDA multiple	1.9x	11.0x	6.6x
Second Lien Investments	23,794,124	Comparable yield approach	Market rate(2)	6.4%	11.1%	9.3%
		Market comparable companies	EBITDA multiple	5.3x	10.6x	7.3x
Mezzanine Investments	7,250,007	Comparable yield approach	Market rate(2)	14.0%	14.0%	14.0%
		Market comparable companies	EBITDA multiple	6.0x	6.0x	6.0x
Real Estate Loan Investments	9,864,520	Comparable yield approach	Market rate(2)	14.2%	14.2%	14.2%
Equity Investments(3)	1,997,934	Market comparable companies	EBITDA multiple	5.0x	7.0x	5.6x
		Market comparable companies	Origination fees multiple	2.6x	11.0x	5.4x
Financial Assets(4)	24,238,544	Discounted cash flows	Interest rate	10.4%	31.3%	16.3%
			Conditional prepayment rate (“CPR”)	18.5%	83.6%	43.2%
			Constant default rate (“CDR”)	6.5%	33.0%	14.7%
			Discount rate	9.75%	9.75%	9.75%
Total	$455,169,323

(1)	Includes total unfunded obligations of $(313,380).
(2)	Market rate is calculated based on the fair value of the investments and interest expected to be received using the current rate of interest at the balance sheet date to maturity, excluding the effects of future scheduled principal amortizations.
(3)	Includes preferred and common equity.
(4)	Financial Assets are aggregated by the level of risk associated with the underlying loan, with the level of risk measured by the estimated loss rate. The estimated loss rate is based on the historical performance of loans with similar characteristics, such as credit score obtained from an official credit reporting agency, debt-to-income ratios, information from the borrower’s credit report, as well as the borrower’s self-reported income range, occupation and employment status. Financial Asset risk ratings are assigned on a scale from A through F, with A having the lowest level of risk and F having the highest level of risk. As of March 31, 2014, 26.4%, 29.9%, 30.3%, 8.5%, 4.3% and 0.6% of the total fair value of Financial Assets was comprised of A, B, C, D, E and F risk rated loans, respectively.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

March 31, 2014

4. Fair Value of Financial Instruments  – (continued)

The following table is a quantitative disclosure about significant unobservable inputs (Level 3) that were used in determining fair value at December 31, 2013:

	Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at December 31, 2013	Valuation Technique	Unobservable Input	Range		Weighted Average
				Low	High
Senior Secured Investments(1)	$382,888,163	Comparable yield approach	Market rate(2)	3.2%	29.8%	9.7%
		Market comparable companies	EBITDA multiple	4.2x	11.0x	6.8x
Second Lien Investments	13,680,535	Comparable yield approach	Market rate(2)	7.8%	11.7%	10.3%
		Market comparable companies	EBITDA multiple	6.5x	10.6x	7.8x
Mezzanine Investments	7,080,998	Comparable yield approach	Market rate(2)	14.5%	14.5%	14.5%
		Market comparable companies	EBITDA multiple	6.0x	6.0x	6.0x
Equity Investments(3)	8,543,657	Market comparable companies	EBITDA multiple	5.0x	7.0x	5.8x
		Market comparable companies	Origination fees multiple	2.6x	11.0x	5.4x
Financial Assets(4)	16,888,126	Discounted cash flows	Interest rate	10.9%	31.3%	16.9%
			Conditional prepayment rate (“CPR”)	18.5%	83.6%	41.9%
			Constant default rate (“CDR”)	6.5%	33.0%	14.8%
			Discount rate	10.0%	10.0%	10.0%
Total	$429,081,479

(1)	Includes total unfunded obligations of $(55,082).
(2)	Market rate is calculated based on the fair value of the investments and interest expected to be received using the current rate of interest at the balance sheet date to maturity, excluding the effects of future scheduled principal amortizations.
(3)	Includes preferred and common equity.
(4)	Financial Assets are aggregated by the level of risk associated with the underlying loan, with the level of risk measured by the estimated loss rate. The estimated loss rate is based on the historical performance of loans with similar characteristics, such as credit score obtained from an official credit reporting agency, debt-to-income ratios, information from the borrower’s credit report, as well as the borrower’s self-reported income range, occupation and employment status. Financial Asset risk ratings are assigned on a scale from A through F, with A having the lowest level of risk and F having the highest level of risk. As of December 31, 2013, 25.0%, 30.6%, 30.4%, 8.6%, 4.7% and 0.7% of the total fair value of Financial Assets was comprised of A, B, C, D, E and F risk rated loans, respectively.

Significant unobservable inputs used in the fair value measurement of the reporting entity’s Debt Investments include indicative bid quotations obtained from independent third party pricing services (“consensus pricing”), multiples of market comparable companies, and relative comparable yields.

Significant decreases (increases) in consensus pricing or market comparables could result in significantly lower (higher) fair value measurements. Significant increases (decreases) in comparable yields could result in

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

March 31, 2014

4. Fair Value of Financial Instruments  – (continued)

significantly lower (higher) fair value measurements. Generally, a change in the assumption used for relative comparable yields is accompanied by a directionally opposite change in the assumptions used for pricing.

Significant unobservable inputs used in the fair value measurement of the reporting entity’s Financial Assets include interest rate, prepayment rate, unit loss rate and discount rate.

Significant decreases (increases) in interest rates or prepayment rates could result in significantly lower (higher) fair value measurements. Significant increases (decreases) in unit loss rates or discount rates could result in significantly lower (higher) fair value measurements.

The composition of the Company’s portfolio by industry at cost and fair value as of March 31, 2014 was as follows:

Industry	Cost of Investments		Fair Value of Investments
Miscellaneous Manufacturing	$74,264,932	16.3%	$75,192,405	16.4%
Miscellaneous Services	44,668,538	9.8	44,901,147	10.0
Health Services	44,560,076	9.8	42,757,336	9.3
Transportation Services	40,056,056	8.8	40,079,957	8.8
Communications	37,204,033	8.2	37,953,172	8.3
Consumer Finance Services	35,452,267	7.8	35,781,609	7.9
Automotive	22,323,932	4.9	22,523,800	4.9
Food Stores – Retail	19,690,999	4.3	19,880,890	4.4
Apparel Products	15,463,152	3.4	15,519,557	3.4
Specialty Services	15,198,140	3.3	15,116,908	3.3
Miscellaneous Retail	14,798,672	3.3	14,998,645	3.3
Chemicals	14,446,111	3.2	14,499,192	3.2
Insurance Agents	12,993,637	2.9	13,156,142	2.9
Building & Real Estate	9,865,661	2.2	9,864,520	2.2
National Security	9,616,744	2.1	9,568,551	2.1
Electrical Equipment	9,039,038	2.0	9,060,353	2.0
Oil & Gas	7,538,314	1.7	7,707,375	1.7
Restaurants	7,428,555	1.6	7,174,215	1.6
Printing & Publishing	7,098,019	1.6	7,034,303	1.5
Broadcasting & Entertainment	6,369,626	1.4	6,343,344	1.4
Metal Mining	3,469,034	0.8	3,489,258	0.8
Wholesale Durable Goods	1,852,465	0.4	1,777,639	0.4
Machinery	787,038	0.2	789,005	0.2
Total	$454,185,039	100.0%	$455,169,323	100.0%

Refer to the consolidated schedule of investments for detailed disaggregation of the Company’s investments.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

March 31, 2014

4. Fair Value of Financial Instruments  – (continued)

The composition of the Company’s portfolio by industry at cost and fair value as of December 31, 2013 was as follows:

Industry	Cost of Investments		Fair Value of Investments
Miscellaneous Manufacturing	$58,157,568	13.6%	$59,578,972	13.9%
Transportation Services	45,356,779	10.6	45,352,257	10.6
Communications	40,146,138	9.4	40,461,855	9.4
Miscellaneous Services	38,621,925	9.0	38,689,163	9.0
Health Services	38,721,119	9.1	36,672,053	8.5
Oil & Gas	24,829,027	5.8	26,905,929	6.3
Food Stores – Retail	23,455,743	5.5	23,727,417	5.5
Automotive	19,521,987	4.6	19,564,271	4.6
Consumer Finance	19,144,036	4.5	19,365,626	4.5
Apparel Products	15,471,806	3.6	15,528,467	3.6
Specialty Services	15,147,452	3.5	15,083,993	3.5
Miscellaneous Retail	14,926,805	3.5	14,936,027	3.5
Broadcasting & Entertainment	14,739,458	3.5	14,657,618	3.4
Insurance Agents	13,132,253	3.1	13,359,383	3.1
Electrical Equipment	12,528,985	2.9	12,598,106	2.9
National Security	9,843,766	2.3	9,800,593	2.3
Printing & Publishing	7,140,812	1.7	6,907,969	1.6
Textile Products	3,862,146	0.9	3,875,000	0.9
Metal Mining	3,477,728	0.8	3,500,333	0.8
Restaurants	3,264,808	0.8	3,065,556	0.7
Chemicals	2,565,212	0.6	2,598,597	0.6
Wholesale Durable Goods	1,855,793	0.4	1,782,163	0.4
Machinery	797,000	0.2	790,026	0.2
Hotels and Motels	280,105	0.1	280,105	0.1
Total	$426,988,451	100.0%	$429,081,479	100.0%

Refer to the consolidated schedule of investments for detailed disaggregation of the Company’s investments.

5. Indemnifications

In the normal course of business, the Company enters into certain contracts that provide a variety of indemnifications. The Company’s maximum exposure under these indemnifications is unknown. However, no liabilities have arisen under these indemnifications in the past and, while there can be no assurances in this regard, there is no expectation that any will occur in the future. Therefore, the Company does not consider it necessary to record a liability for any indemnifications under U.S. GAAP.

6. Due To and Due From Counterparties

The Company executes investment transactions with agents, brokers, investment companies, agent banks and other financial institutions. Due to and due from counterparties include amounts related to unsettled purchase and sale transactions of investments and principal paydowns receivable from the borrowers.

Amounts due to counterparties were $18,315,986 and $7,840,140 as of March 31, 2014 and December 31, 2013, respectively. Amounts due from counterparties as of March 31, 2014 and December 31, 2013 were $3,638,152 and $6,660,132, respectively.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

March 31, 2014

7. Financing

In accordance with the 1940 Act, with certain limited exceptions, the Company is only allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing. As of March 31, 2014 and December 31, 2013, the Company’s asset coverage for borrowed amounts was 215.0% and 215.1%, respectively.

On November 5, 2010, GF 2010-1 completed a $300,000,000 collateralized loan securitization. GF 2010-1 was the borrower under a collateralized loan obligation facility (the “CLO Facility”) which was refinanced, as further described below. The CLO Facility consisted of senior secured notes (collectively, the “GF 2010-1 Notes”).

On May 21, 2012, GF 2012-1, the Company’s wholly-owned indirect subsidiary, entered into the Credit Facility in an aggregate principal amount of $150,000,000, consisting of $125,000,000 of term loans Class A-T Loans and $25,000,000 of revolving loans Class A-R Loans (collectively, the “GF 2012-1 Loans”) which was utilized, along with cash on hand of GF 2010-1 and Garrison Capital LLC, to redeem the existing GF 2010-1 Notes. On June 5, 2013, GF 2012-1 entered into an agreement to increase the size of the Credit Facility from $150,000,000 to $175,000,000, consisting of $125,000,000 of Class A-T loans and $50,000,000 of Class A-R loans. All other terms of the Credit Facility remained unchanged.

In connection with the execution of the Credit Facility and the redemption of the GF 2010-1 Notes in accordance with the indenture governing such notes, a majority of the loans and other assets owned or financed under such indenture were sold or contributed to GF 2012-1 as collateral for the Credit Facility.

GARS had the ability to refinance the Credit Facility through a collateralized loan obligation as provided by certain provisions of the Credit Facility agreement.

On the Refinancing Date, GF 2013-2 completed the CLO through a private placement of (1) $50.0 million of AAA(sf) rated Class A-1R revolving notes (“Class A-1R Notes”), which bear interest at either the CP Rate (as defined in the indenture governing the CLO) or the London Interbank Offered Rate (“LIBOR”) plus 1.90%; (2) $111.2 million of AAA(sf) rated Class A-1T notes (“Class A-1T Notes”), which bear interest at three-month LIBOR plus 1.80%; (3) $24.2 million of AA(sf) rated Class A-2 notes (“Class A-2 Notes” and collectively with the Class A-1R Notes and the Class A-1T Notes, the “Class A Notes”), which bear interest at three-month LIBOR plus 3.40%; (4) $25.0 million of A(sf) rated Class B notes (“Class B Notes”), which bear interest at three-month LIBOR plus 4.65%; (5) $13.7 million of Class C notes (not rated) (“Class C Notes” and collectively with the Class A Notes and Class B Notes, the “Secured Notes”), which bear interest at three-month LIBOR plus 5.50%; and (6) $126.0 million of subordinated notes (“Subordinated Notes” and collectively with the Class A Notes, Class B Notes and Class C Notes, the “GF 2013-2 Notes”), which do not have a stated interest rate, the proceeds of which were utilized, along with cash on hand, to refinance the existing Credit Facility. All of the GF 2013-2 Notes are scheduled to mature on September 25, 2023. As of March 31, 2014, GARS had retained 100% of the Class C Notes, which are eliminated in consolidation. The Subordinated Notes represent the residual interest in GF 2013-2. Immediately following the completion of CLO, GF 2013-2 Manager owned 100% of the Subordinated Notes, which are eliminated in consolidation.

GLC Trust 2013-2 entered into a $10,000,000 revolving facility with Capital One Bank, NA, on December 6, 2013. The revolving facility includes an accordion feature, such that GLC Trust 2013-2 will be permitted to increase the total commitment up to $15,000,000 under the terms of the loan agreement. GLC Trust 2013-2 exercised this option on December 20, 2013.

Fees paid as part of the execution of the Credit Facility, the refinance of the Credit Facility and the execution of the CLO in the amount of $6,154,758 consisted of facility fees of $4,280,250 and other costs of $1,874,508 which included rating agency fees and legal fees. GLC Trust 2013-2 incurred facility fees in the amount of $129,871 as part of the execution of the GLC Trust 2013-2 Revolver. These costs are included in deferred

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

March 31, 2014

7. Financing  – (continued)

debt issuance costs on the consolidated statements of financial condition and will be amortized over the stated maturity of the respective loans, with $4,714,746 of deferred debt issuance costs remaining as of March 31, 2014.

The table below shows the notes outstanding under the CLO and the GLC Trust 2013-2 Revolver as of March 31, 2014:

March 31, 2014	Amortized Carrying Value	Oustanding Principal at Par	Interest Rate	Stated Maturity
Class A-1R Notes:
Class A-1R Notes	$50,000,000	$50,000,000	CP Rate or LIBOR + 1.90%	9/25/2023
Class A-1T Notes:
Class A-1T Notes	110,753,071	111,175,000	LIBOR + 1.80%	9/25/2023
Class A-2 Notes:
Class A-2 Notes	24,035,433	24,150,000	LIBOR + 3.40%	9/25/2023
Class B Notes:
Class B Notes	24,906,282	25,025,000	LIBOR + 4.65%	9/25/2023
GLC Trust 2013-2 Revolving Note:
Revolving Note	14,165,026	14,165,026	LIBOR + 3.50%	12/6/2015
	$223,859,812	$224,515,026

The table below shows the notes outstanding under the CLO and the GLC Trust 2013-2 Revolver as of December 31, 2013:

December 31, 2013	Amortized Carrying Value	Outstanding Principal at Par	Interest Rate	Stated Maturity
Senior Secured Notes:
Class A-1R Notes	$50,000,000	$50,000,000	CP Rate or LIBOR + 1.90%	9/25/2023
Class A-1T Notes:
Class A-1T Notes	110,742,112	111,175,000	LIBOR + 1.80%	9/25/2023
Class A-2 Notes:
Class A-2 Notes	24,032,457	24,150,000	LIBOR + 3.40%	9/25/2023
Class B Notes:
Class B Notes	24,903,198	25,025,000	LIBOR + 4.65%	9/25/2023
GLC Trust 2013-2 Revolving Note:
Revolving Note:	9,741,676	9,741,676	LIBOR + 3.50%	12/6/2015
	$219,419,443	$220,091,676

(1)	COF rate. See below for further information.

At March 31, 2014 and December 31, 2013, none of the Class A-1R Notes and Class A-R Loans remained undrawn. The Class A-1R Notes and the Class A-R Loans bore a 1.00% and 1.25% annual fee on undrawn

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

March 31, 2014

7. Financing  – (continued)

amounts, respectively. As of March 31, 2014 $834,974 of the GLC Trust 2013-2 Revolver remained undrawn. A 0.50% annual fee is payable on undrawn amounts under the GLC Trust 2013-2 Revolver.

The fair value of the GF 2013-2 Notes and GLC Trust 2013-2 Revolving Note and the GF 2012-1 Loans approximated the carrying value on the consolidated statements of financial condition at March 31, 2014 and December 31, 2013, respectively.

The ability of GF 2013-2 to draw under the Class A-1R Notes terminates on September 25, 2016, which is also the end of the extended reinvestment period, and the notes issued by the CLO mature on September 25, 2023. The Secured Notes are secured by all of the assets held by GF 2013-2.

The indenture governing the notes issued as part of the CLO provides that, to the extent cash is available from cash collections, the holders of the GF 2013-2 Notes are to receive quarterly interest payments on the 20th day or, if not a business day, the next succeeding business day of February, May, August and November of each year, commencing in February 2014, until the stated maturity.

Under the documents governing the CLO, there are two coverage tests applicable to the Secured Notes. The first test compares the amount of interest received on the collateral loans held by GF 2013-2 to the amount of interest payable on the Secured Notes under the CLO in respect of the amounts drawn and certain expenses. To meet this first test, at any time, the aggregate amount of interest received on the collateral loans must equal, after the payment of certain fees and expenses, at least 135.0% of the aggregate amount of interest payable on the Class A Notes, 125.0% of the interest payable on the Class A Notes and Class B Notes, taken together, and 115% of the interest payable on the Class A Notes, Class B Notes and Class C Notes, taken together.

The second test compares the aggregate principal amount of the collateral loans, as calculated in accordance with the indenture, to the aggregate outstanding principal amount of the Secured Notes in respect of the amounts drawn. To meet this second test at any time, the aggregate principal amount of the collateral loans must equal at least 173.4% of the aggregate outstanding principal amount of the Class A Notes, 156.1% of the aggregate principal amount of the Class A Notes and Class B Notes, taken together, and 148.1% of the aggregate outstanding principal amount of the Class A Notes, Class B Notes and Class C Notes, taken together.

If the coverage tests are not satisfied with respect to a quarterly payment date, GF 2013-2 will be required to apply available amounts to the repayment of interest on and principal of the GF 2013-2 Notes to the extent necessary to satisfy the applicable coverage tests and, as a result, there may be reduced funds available for GF 2013-2 to make additional investments or to make distributions on the Company’s equity interests in GF 2013-2. Additionally, compliance is measured on each day collateral loans are purchased, originated or sold and in connection with monthly reporting to the note holder. Furthermore, if under the second coverage test the aggregate principal amount of the collateral loans equals 125.0% or less of the aggregate outstanding principal amount on the Class A-1 Notes and remains so for ten business days, an event of default will be deemed to have occurred. As of March 31, 2014 and December 31, 2013, the Trustee has asserted that all of the coverage tests were met.

The GLC Trust 2013-2 Revolver bears interest at a rate equal to LIBOR plus 3.50%, and in no event shall the LIBOR rate be less than 0.50% per annum.

The ability of GLC Trust 2013-2 to draw under the GLC Trust 2013-2 Revolver terminates on December 6, 2015. The GLC Trust 2013-2 Revolver is secured by all of the assets held by GLC Trust 2013-2.

The loan agreement governing the GLC Trust 2013-2 Revolver provides that, to the extent cash is available from cash collections, the lender is to receive monthly interest payments on the 15th day or, if not a business day, the next succeeding business day.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

March 31, 2014

7. Financing  – (continued)

Under the loan agreement governing the GLC Trust 2013-2 Revolver, the portfolio of consumer loans held by GLC Trust 2013-2 must meet the following portfolio covenants:

•	The weighted average FICO Score for the underlying borrowers as of the origination date for each applicable receivable related to the portfolio shall not be less than 680;
•	No more than 15.0% of the unpaid principal balance of the portfolio shall be 30-day delinquent receivables;
•	The weighted average outstanding aggregate principal amount payable on the receivables in the portfolio shall be equal to or less than $18,000;
•	The weighted average of the remaining term to maturity (measured in months) with respect to the portfolio shall be equal to or less 55 months; and
•	The weighted average of the per annum interest rates on the portfolio shall be equal to or greater than 10.0%.

The table below shows the weighted average interest rates and weighted average effective interest rates of the notes outstanding under the CLO and the GLC Trust 2013-2 Revolver as of March 31, 2014 and December 31, 2013:

	March 31, 2014	December 31, 2013
Secured Notes/Class A-T Loans:
Weighted average interest rate	2.81%	2.81%
Weighted average effective interest rate(1)	3.22	3.22
Class A-1R Notes/Class A-R Loans:
Weighted average interest rate	2.23	2.23
Weighted average effective interest rate(1)	2.36	2.36
GLC Trust 2013-2 Revolving Note:
Weighted average interest rate	4.00	4.00
Weighted average effective interest rate(1)	4.49	4.79

(1)	Includes the effects of deferred debt issuance costs.

As of March 31, 2014, the weighted average effective interest rate for total outstanding debt was 3.03%.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

March 31, 2014

8. Related Party Transactions

Investment Advisory Agreement

GARS entered into the Investment Advisory Agreement with the Investment Adviser, which was effective as of October 9, 2012 and subsequently amended and restated on March 26, 2013. The Investment Adviser agreed irrevocably to waive its base management fee and incentive fee commencing from the IPO Pricing Date through September 30, 2013. The waived fees are not subject to recoupment by the Investment Adviser.

Prior to the Conversion, GARS paid a management fee to the Investment Adviser in arrears for the preceding fiscal quarter equal to 0.375% (1.50% per annum) of the value of the Company’s consolidated members’ capital (excluding the average amount of cash held during the period).

Under the Amended and Restated Investment Advisory Agreement, the Investment Adviser is entitled to a base management fee for its services calculated at an annual rate of 1.75% of gross assets, excluding cash and cash equivalents and cash and cash equivalents, restricted, but including assets purchased with borrowed funds. For purposes of the Investment Advisory Agreement, cash equivalents means U.S. government securities and commercial paper maturing within 270 days of purchase.

From the date of Conversion through the IPO Pricing Date, the Investment Adviser waived that portion of the management fee due under the Investment Advisory Agreement in excess of a base management fee equal to an annual rate of 1.50% of the average of the value of the Company’s net assets (including cash and cash equivalents) calculated at the end of the two most recently completed calendar quarters, payable in arrears. Under no circumstances would the Investment Adviser have received a base management fee greater than 1.75% of gross assets, excluding cash and cash equivalents but including assets purchased with borrowed funds calculated based on the average carrying value of the gross assets of the Company at the end of the two most recently completed calendar quarters.

For the three months ended March 31, 2014, the Investment Adviser earned management fees under the Investment Advisory Agreement in the amount of $1,957,781, of which $0 was waived. For the three months ended March 31, 2013, the Investment Adviser earned management fees in the amount of $1,031,371, of which $438,620 was waived. The waived fees are not subject to recoupment by the Investment Adviser.

Management fees in the amount of $57,779 and $217,608 were payable as of March 31, 2014 and December 31, 2013, respectively, and are included in payables to affiliates on the consolidated statements of financial condition.

Under the Investment Advisory Agreement, the Investment Adviser is entitled to an incentive fee consisting of two components that are independent of each other, with the result that one component may be payable even if the other is not.

The first component, which is income-based and payable quarterly in arrears, equals 20% of the amount, if any, that the Company’s pre-incentive fee net investment income exceeds a 2.00% quarterly (8.00% annualized) hurdle rate (the “Hurdle Rate”), subject to a “catch-up” provision measured at the end of each calendar quarter. The operation of the first component of the incentive fee for each quarter is as follows:

•	no incentive fee is payable to the Investment Adviser in any calendar quarter in which the Company’s pre-incentive fee net investment income does not exceed the Hurdle Rate;
•	100% of the Company’s pre-incentive fee net investment income with respect to that portion of such the Company’s pre-incentive fee net investment income, if any, that exceeds the Hurdle Rate but is less than 2.50% in any calendar quarter (10.00% annualized). We refer to this portion of the Company’s pre-incentive fee net investment income (which exceeds the Hurdle Rate but is less than

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

March 31, 2014

8. Related Party Transactions  – (continued)

2.50%) as the “catch-up”. The effect of the “catch-up” provision is that, if the Company’s pre-incentive fee net investment income exceeds 2.50% in any calendar quarter, the Investment Adviser will receive 20% of such pre-incentive fee net investment income as if the Hurdle Rate did not apply; and
•	20% of the amount of the Company’s pre-incentive fee net investment income, if any, that exceeds 2.50% in any calendar quarter (10.00% annualized) (once the Hurdle Rate is reached and the catch-up is achieved).

The portion of such incentive fee that is attributable to deferred interest (such as payment-in-kind interest or original issue discount) will be paid to the Investment Adviser, together with any other interest accrued on the loan from the date of deferral to the date of payment, only if and to the extent the Company actually receives such interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. Any reversal of such amounts would reduce net income for the quarter by the net amount of the reversal (after taking into account the reversal of incentive fees payable) and would result in a reduction and possible elimination of the incentive fees for such quarter. For the avoidance of doubt, no incentive will be paid to the Investment Adviser on amounts accrued and not paid in respect of deferred interest. For the three months ended March 31, 2014 and 2013, the Investment Adviser earned an income-based incentive fee on pre-incentive fee net investment income, as calculated under the Investment Advisory Agreement, of $1,298,982 and $0, respectively.

The second component, which is capital gains-based, is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date) and equals 20% of the Company’s cumulative aggregate realized capital gains through the end of such year, computed net of the Company’s aggregate cumulative realized capital losses and aggregate cumulative unrealized capital depreciation through the end of such year, less the aggregate amount of any previously paid capital gains incentive fees and subject to the Incentive Fee Cap and Deferral Mechanism described below. The capital-gains component of the incentive fee excludes any portion of realized gains (losses) that are associated with the reversal of any portion of unrealized appreciation/depreciation attributable to periods prior to April 1, 2013. The capital gains component of the incentive fee is not subject to any minimum return to stockholders. For the three months ended March 31, 2014 and 2013, the Investment Adviser earned a capital gains-based incentive fee, as calculated under the Investment Advisory Agreement, of $1,424,454 and $0, respectively.

Under U.S. GAAP, we are required to accrue a capital gains incentive fee based upon the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital appreciation and depreciation on investments held at the end of each period. If such amount is positive at the end of a period, then the Company will record a capital gains incentive fee equal to 20% of such amount, less the aggregate amount of actual capital gains related incentive fees paid in all prior years. If such amount is negative, then there is no accrual for such year. The Investment Advisory Agreement does not permit unrealized capital appreciation for purposes of calculating the amount payable to the Investment Adviser. Amounts due related to unrealized capital appreciation, if any, will not be paid to the Investment Adviser until realized under the terms of the Investment Advisory Agreement (as described above). For the three months ended March 31, 2014 and 2013, the Investment Adviser accrued an incentive fee on capital gains as calculated under U.S. GAAP of $882,897 and $0, respectively.

Incentive Fee Cap and Deferral Mechanism

We have structured the calculation of these incentive fees to include a fee limitation such that no incentive fee will be paid to our Investment Adviser for any fiscal quarter if, after such payment, the cumulative incentive fees paid to our Investment Adviser for the period that includes such fiscal quarter and the 11 full preceding

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

March 31, 2014

8. Related Party Transactions  – (continued)

fiscal quarters (the “Incentive Fee Look-back Period”), would exceed 20.0% of our cumulative pre-incentive fee net return during the applicable Incentive Fee Look-back Period. The Incentive Fee Look-back Period commenced on April 1, 2013. Prior to April 1, 2016, the Incentive Fee Look-back Period will consist of fewer than 12 full fiscal quarters.

For the six months ending June 30, 2014, our Investment Adviser has agreed to irrevocably waive that portion of its income-based incentive fee, if any, necessary for the Company’s net investment income per share plus net realized gain (loss) per share (excluding any portion of realized gains (losses) that are associated with the reversal of any portion of unrealized appreciation/depreciation attributable to periods prior to April 1, 2013) for the six months ending June 30, 2014 to equal $0.70 per share, net of fee waivers. Any waived fees will not be subject to recoupment by the Investment Adviser.

Administration Agreement

As discussed in Note 1, GARS entered into the Administration Agreement with GARS Administrator. Under the Administration Agreement, the GARS Administrator provides the Company with office facilities, equipment, clerical, bookkeeping and record keeping services at such facilities and such other services as the GARS Administrator, subject to review by the Board, from time to time determines to be necessary or useful to perform its obligations under the Administration Agreement. The GARS Administrator is responsible for the financial and other records that the Company is required to maintain and prepare reports to stockholders, and reports and other materials filed with the Securities and Exchange Commission (the “SEC”). The GARS Administrator provides on the Company’s behalf significant managerial assistance to those portfolio companies to which the Company is required to provide such assistance, including portfolio companies held indirectly through the CLO. No managerial assistance was provided to any portfolio companies for the three months ended March 31, 2014 and March 31, 2013.

In addition, the GARS Administrator assists the Company in determining and publishing the Company’s net asset value, overseeing the preparation and filing of the Company’s tax returns, and the printing and dissemination of reports to stockholders of the Company, and generally oversees the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. The Company reimburses the GARS Administrator for the costs and expenses incurred by the GARS Administrator in performing its obligations and providing personnel and facilities as described. Administration fees payable to GARS Administrator are based on the allocable portion of overhead to the Administrator under the Administration Agreement.

The GARS Administrator agreed to irrevocably waive any amounts due to it under the Administration Agreement from the date of the Conversion through the quarter in which the Company executed the IPO. These amounts not subject to recoupment by the GARS Administrator. Gross Administrator charges for the three months ended March 31, 2014 were $205,235. The amount of these charges waived by the GARS Administrator for the three months ended March 31, 2014 was $0. No expense was charged by the GARS Administrator for the three months ended March 31, 2013. Administration fees payable to the GARS Administrator in the amount of $85,236 and $0 were payable as of March 31, 2014 and December 31, 2013, respectively, and are included in payables to affiliates on the consolidated statements of financial position.

Directors’ Fees

The Company’s independent directors each receive an annual fee of $70,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each in-person Board meeting and receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

March 31, 2014

8. Related Party Transactions  – (continued)

In addition, the chairman of the audit committee receives an annual fee of $10,000, the chairman of the valuation committee receives an annual fee of $10,000 and each chairman of any other committee receives an annual fee of $5,000 for their additional services in these capacities (all such fees and reimbursements collectively, “Directors’ Fees”). No compensation is paid to directors who are not independent of the Company and the Investment Adviser.

Our independent directors agreed to irrevocably waive a portion of their fees from the date of the Conversion through the quarter in which the Company executed the IPO. These fees are not subject to recoupment by the directors.

Independent directors earned Directors’ Fees of $93,205 and $38,730 (net of fee waivers of $0 and $34,426, respectively), for the three months ended March 31, 2014 and March 31, 2013, respectively. No Directors’ Fees were payable as of March 31, 2014 and December 31, 2013.

Affiliated Stockholders

GSOF LLC, GSOF-SP LLC, GSOF-SP II LLC, GSOF-SP DB LLC (subsidiaries of Garrison Special Opportunities Fund LP), GSOIF Corporate Loan Pools Ltd. (a subsidiary of Garrison Special Opportunities Institutional Fund LP), Garrison Capital Offshore Ltd. (a subsidiary of Garrison Credit Opportunities Holdings L.P.), Garrison Capital Fairchild I Ltd. (a subsidiary of Fairchild Offshore Fund L.P.), Garrison Capital Fairchild II Ltd. (a subsidiary of Fairchild Offshore Fund II L.P.) and Garrison Capital Adviser Holdings MM LLC (collectively, the “Garrison Funds”) are all entities that are owned by funds that are managed by the Investment Manager.

As of both March 31, 2014 and December 31, 2013, the Garrison Funds owned an aggregate of 5,444,562 or 32.5% of the total outstanding common shares of GARS. In addition, as of March 31, 2014 and December 31, 2013, officers and directors of the Company directly owned an aggregate of 47,646, or 0.3%, of the total outstanding common shares of GARS.

Other

Garrison Loan Agency Services LLC acts as the administrative and collateral agent for certain loans held by the Company. No fees were paid by the Company to Garrison Loan Agency Services LLC during the three months ended March 31, 2014 and 2013.

The Company may invest alongside other clients of the Investment Manager and their affiliates in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

March 31, 2014

9. Financial Highlights

The following table represents financial highlights for the Company for the three months ended March 31, 2014 and March 31, 2013:

	March 31, 2014	March 31, 2013
Per share data
Net asset value per common share at beginning of period	$15.16	$16.54
Increase in net assets from operations:
Net investment income	0.17	0.29
Net realized gain/(loss) on investments	0.53	(0.57)
Net unrealized appreciation/(depreciation) on investments	(0.06)	0.59
Net increase in net assets from operations	0.64	0.31
Stockholder transactions
Distributions-in-kind(1)	—	(0.95)
Cash distributions	(0.35)	(0.23)
Total additions from and dividends and distributions to stockholders	(0.35)	(1.18)
Net asset value per common share at end of period	15.45	15.67
Total book return*(2)	4.22%	1.89%
Total market return*(3)	4.33%	0.87%
Common shares outstanding at beginning of period	16,758,779	10,498,544
Common shares outstanding at end of period	16,758,779	10,498,544
Weighted average common shares outstanding	16,758,779	10,498,544
Net assets at beginning of period	$254,080,598	$173,669,492
Net assets at end of period	$258,891,512	$164,554,428
Average net assets(4)	$257,169,888	$172,290,255
Ratio of net investment income to average net assets**(4)(8)	8.70%	7.06%
Ratio of net expenses to average net assets**(4)(8)	8.85%	5.65%
Ratio of portfolio turnover to average investments at fair value(5)	21.30%	9.80%
Asset coverage ratio(6)	215.02%	226.6%
Average outstanding debt(7)	$212,307,085	$126,250,000
Average debt per common share	$12.67	$12.03

*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.
(1)	Distributions in kind were made to only those investors which held shares of the Company's common stock prior to the IPO.
(2)	Total return equals the net increase of ending net asset value from operations over the net asset value per common share at beginning of the period.
(3)	Based upon the change in market price per share during the period and takes into account distributions, if any, reinvested in accordance with our dividend reinvestment plan. Additionally, total market return for the three months ended March 31, 2013 is based on the change in price per share from the initial public offering price per share as of March 27, 2013 to the closing price per share on March 31, 2013.
(4)	Calculated utilizing monthly net assets.
(5)	Calculated based on monthly average investments at fair value.
(6)	In accordance with the 1940 Act, with certain limited exceptions, the Company is only allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing.
(7)	Calculated based on monthly debt outstanding.
(8)	During the three months ended March 31, 2013, the Investment Adviser waived $438,620 of management fees, the independent directors waived $34,426 of Directors' fees and the GARS Administrator waived $101,197 of Administrator expenses. Had these expenses not been waived, the ratio of net investment income to average net assets and the ratio of total expenses to average net assets would have been 5.72% and 6.98%, respectively. There were no fee waivers for the three months ended March 31, 2014.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

March 31, 2014

10. Allocation of Profits and Losses

Prior to the Conversion, the Company’s members were issued Units of the Company that represented their limited liability company interests in Garrison Capital LLC. Profits and losses were allocated on a pro-rata basis to all members based on the number of Units held by each member in proportion to the aggregate number of all outstanding Units of the Company.

11. Earnings per Share

The following table sets forth the computation of the net increase in net assets per share/members’ capital units resulting from operations, pursuant to FASB ASC 260, Earnings per Share (“ASU 260”), for the three months ended March 31, 2014 and March 31, 2013:

	Three Months Ended March 31, 2014	Three Months Ended March 31, 2013
Net increase in net assets resulting from operations	$10,676,487	$3,276,265
Basic weighted average shares outstanding	16,758,779	10,498,544
Basic earnings per share	$0.64	$0.31

As a result of the Reverse Stock Split, which resulted in the conversion of one share of common stock into 0.9805106 shares of common stock, all amounts related to shares/units, share/unit prices, earnings per share/per unit and dividends per share/unit have been retroactively restated for the three months ended March 31, 2013.

12. Dividends and Distributions

The Company’s dividends and distributions are recorded on the ex-dividend date.

On March 11, 2014, the Board approved a distribution in the amount of $5.9 million, or $0.35 a share, which was paid on March 28, 2014 to stockholders of record as of March 21, 2014.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined in accordance with U.S. GAAP. A portion of distributions will result in a return of capital for the three months ended March 31, 2014.

13. Commitments and Contingencies

The Company had outstanding commitments to fund investments totaling $13,232,927 and $9,162,617 under various undrawn revolvers and other credit facilities as of March 31, 2014 and December 31, 2013, respectively.

In the ordinary course of business, the Company may be named as a defendant or a plaintiff in various lawsuits and other legal proceedings. Such proceedings include actions brought against the Company and others with respect to transactions to which the Company may have been a party. The outcomes of such lawsuits are uncertain and, based on these lawsuits, the values of the investments to which they relate could decrease. Management does not believe that as a result of litigation there would be any material impact on the consolidated financial condition of the Company. The Company has had no outstanding litigation proceedings brought against it since the commencement of operations on December 17, 2010.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

March 31, 2014

14. Subsequent Events

On May 6, 2014, the Board approved a distribution in the amount of $5.9 million, or $0.35 a share, which will be paid on June 27, 2014 to stockholders of record as of June 13, 2014. On May 6, 2014, the Board also re-approved the investment advisory agreement with the Investment Adviser and the administration agreement with the Administrator.

These consolidated financial statements were approved by the Board and were available for issuance on May 9, 2014. Subsequent events have been evaluated through this date. No material subsequent events other than as disclosed above have occurred through this date.

Management’s Report on Internal Control over Financial Reporting

The management of Garrison Capital, Inc. (“GARS,” and collectively with its subsidiaries, the “Company,” “we,” “us,” “our” and “Garrison Capital”) is responsible for establishing and maintaining adequate internal control over financial reporting. Our internal control system is a process designed to provide reasonable assurance to our management and board of directors regarding the preparation and fair presentation of published financial statements.

Garrison Capital’s internal control over financial reporting includes policies and procedures that pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions recorded necessary to permit the preparation of financial statements in accordance with U.S. generally accepted accounting principles. Our policies and procedures also provide reasonable assurance that receipts and expenditures are being made only in accordance with authorizations of management and the directors of Garrison Capital, and provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of our assets that could have a material effect on our financial statements.

All internal control systems, no matter how well designed, have inherent limitations. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation. Also, projections of any evaluation of effectiveness as to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Management assessed the effectiveness of Garrison Capital’s internal control over financial reporting as of December 31, 2013. In making this assessment, we used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission in Internal Control — Integrated Framework issued in 1992. Based on the assessment, management believes that, as of December 31, 2013, our internal control over financial reporting is effective based on those criteria.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of
Garrison Capital Inc. and Subsidiaries:

We have audited the accompanying consolidated statements of financial condition of Garrison Capital Inc. and Subsidiaries (the “Company”), including the consolidated schedules of investments, as of December 31, 2013 and 2012, the related consolidated statements of operations, changes in net assets/members’ capital and cash flows for each of the three years in the period ended December 31, 2013. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 and 2012, by correspondence with the custodians, loan agents, trustees or management of the underlying investments, as applicable, or by other appropriate auditing procedures where replies from these parties, as applicable, were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Garrison Capital Inc. and Subsidiaries as of December 31, 2013 and 2012, the consolidated results of their operations, changes in their net assets/members’ capital and cash flows for each of the three years in the period ended December 31, 2013, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
March 12, 2014

Garrison Capital Inc. and Subsidiaries

Consolidated Statements of Financial Condition

	December 31, 2013	December 31, 2012
Assets
Cash and cash equivalents	$13,664,583	$21,680,791
Cash and cash equivalents, restricted	27,964,507	69,902,136
Due from counterparties	6,660,132	—
Investments, fair value
Non-control/Non-affiliate investments (amortized cost of $409,797,656 and $233,938,360, respectively)	410,051,950	220,105,785
Affiliate investment (amortized cost of $17,190,795 and $0, respectively)	19,029,529	—
Accrued interest receivable	2,664,416	1,535,344
Deferred debt issuance costs (net of accumulated amortization of $1,400,358 and $434,672, respectively)	4,884,271	2,764,703
Other assets	160,426	—
Total assets	$485,079,814	$315,988,759
Liabilities
Due to counterparties	$7,840,140	$15,742,446
Payables to affiliates	1,316,507	112,411
GLC Trust 2013-2 revolving note (Note 7)	9,741,676	—
Senior secured revolving note (Note 7)	50,000,000	—
Senior secured term note (Note 7)	159,677,767	125,000,000
Interest payable	1,487,539	510,417
Accrued expenses and other payables	935,587	953,993
Total liabilities	230,999,216	142,319,267
Commitments and contingencies (Note 14)
Net assets
Common stock, par value $0.001 per share, 100,000,000 shares authorized, 16,758,779 and 10,498,544 shares issued and outstanding at December 31, 2013 and December 31, 2012, respectively	16,759	10,499
Paid-in-capital in excess of par	257,804,160	187,394,017
(Over)/under distributed net investment income	—	97,551
Accumulated net realized gain (loss) from investments	(5,833,349)	—
Net unrealized depreciation from investments	2,093,028	(13,832,575)
Total net assets	254,080,598	173,669,492
Total liabilities and net assets	$485,079,814	$315,988,759
Common shares outstanding(1)	16,758,779	10,498,544
Net asset value per common share(1)	$15.16	$16.54

(1)	Adjusted for Reverse Stock Split. See Note 1.

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments
December 31, 2013

Security Description, December 31, 2013	Par/Shares	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments
Investments – United States
Common Equity
Health Services
Juniper TGX Investment Partners, LLC, Common	670,624	$670,623	$670,623	0.26%
Total Health Services		670,623	670,623	0.26
Miscellaneous Manufacturing
Valterra Products Holdings, LLC, Common Class A	185,847	185,847	253,796	0.10
Valterra Products Holdings, LLC, Common Class B	20,650	20,650	28,200	0.01
Total Miscellaneous Manufacturing		206,497	281,996	0.11
Miscellaneous Retail
Provo Craft Holdings, LLC, Common	101	—	77	—
Total Miscellaneous Retail		—	77	—
Transportation Services
EZE Trucking, LLC, Common	2,678	267,801	—	—
Total Transportation Services		267,801	—	—
Total Common Equity		$1,144,921	$952,696	0.37%
Preferred Equity
Consumer Finance Services
Prosper Marketplace, Series B Preferred Stock	1,000,000	$1,000,000	$1,000,000	0.39%
Total Consumer Finance Services		1,000,000	1,000,000	0.39

Total Preferred Equity		$1,000,000	$1,000,000	0.39%

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
December 31, 2013

Security Description, December 31, 2013	Par	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments – (continued)
Investments – United States – (continued)
Debt Investments
Apparel Products
Joe's Jeans Inc., Term Loan* Libor (“L”) + 10.75%, 1.25% L Floor, 9/30/2018	10,500,000	$10,300,696	$10,300,581	4.05%
Totes Isotoner Corporation, Delayed Draw Term Loan* L+ 5.75%, 1.50% L Floor, 7/7/2017	400,403	400,403	401,155	0.16
Totes Isotoner Corporation, Initial Term Loan (First Lien)* L+ 5.75%, 1.50% L Floor, 7/7/2017	4,817,673	4,770,707	4,826,731	1.90
Total Apparel Products		15,471,806	15,528,467	6.11
Automotive
BBB Industries LLC, Term Loan* L+ 4.25%, 1.25% L Floor, 3/27/2019	4,908,750	4,865,936	4,908,750	1.93
CTC Casting Technologies, Inc. (Compass), Term Loan* L+ 8.00%, 1.00% L Floor, 11/27/2016	7,631,064	7,574,576	7,574,523	2.98
Penda Corporation, Term Loan L+ 14.00%, 1/26/2019	7,213,936	7,081,475	7,080,998	2.79
Total Automotive		19,521,987	19,564,271	7.70
Broadcasting & Entertainment
KXLA TV 44, Inc., Term Loan* L+ 9.50%, 2.00% L Floor, 3/31/2016	8,308,905	8,370,788	8,308,905	3.27
Sesac Holdco II, LLC, Term Loan (First Lien)* L+ 4.00%, 1.00% L Floor, 2/7/2019	990,000	981,582	993,713	0.39
Sesac Holdco II, LLC, Term Loan (Second Lien)* L+ 8.75%, 1.25% L Floor, 7/12/2019	5,250,000	5,387,088	5,355,000	2.11
Total Broadcasting & Entertainment		14,739,458	14,657,618	5.77
Chemicals
Arclin US Holdings Inc., Second Lien Term Loan* L+ 6.00%, 1.75% L Floor, 1/15/2015	2,598,597	2,565,212	2,598,597	1.02
Total Chemicals		2,565,212	2,598,597	1.02

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
December 31, 2013

Security Description, December 31, 2013	Par	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments – (continued)
Investments – United States – (continued)
Debt Investments – (continued)
Communications
Aspect Software, Inc., Tranche B Term Loan* L+ 5.25%, 1.75% L Floor, 5/7/2016	7,732,307	$7,711,983	$7,746,844	3.05%
ConvergeOne Holdings Corp, Term Loan* L+ 8.00%, 1.25% L Floor, 5/8/2019	11,248,571	11,098,514	11,103,240	4.37
HC Cable OpCo, LLC, Term Loan L+ 8.50%, 1.00% L Floor, 7/17/2018	10,983,112	10,808,591	10,808,486	4.26
Northland Cable Television, Inc., Term Loan* L+ 6.00%, 1.75% L Floor, 12/30/2016	2,821,848	2,735,409	2,821,848	1.11
Sirva Worldwide, Loan* L+ 6.25%, 1.25% L Floor, 3/27/2019	4,962,500	4,876,131	5,061,750	1.99
U.S. Telepacific Corp., Term Loan* L+ 4.50%, 1.25% L Floor, 2/23/2017	2,926,005	2,923,286	2,927,468	1.15
Total Communications		40,153,914	40,469,636	15.93
Consumer Finance Services
PlanMember Financial Corporation, Term Loan* L+ 8.50%, 1.50% L Floor, 2/14/2018	1,477,500	1,445,451	1,477,500	0.58
Total Consumer Finance Services		1,445,451	1,477,500	0.58
Electrical Equipment
Roberts-Gordon LLC, Term Loan* L+ 10.00%, 2.00% L Floor, 4/20/2016	9,440,983	9,419,121	9,469,436	3.73
Syncsort Incorporated, Term Loan* Base Rate+ 4.25%**, 3/31/2015	3,128,670	3,109,864	3,128,670	1.23
Total Electrical Equipment		12,528,985	12,598,106	4.96
Food Stores – Retail
Apple & Eve, LLC, Term Loan* L+ 12.50%, 1.25% L Floor, 12/11/2017	8,775,541	8,706,337	8,858,488	3.49
Sagittarius Restaurants LLC (Del Taco), Initial Term Loan* L+ 5.00%, 1.25% L Floor, 10/1/2018	4,642,857	4,602,863	4,642,857	1.83
Sailormen Inc. (Interfoods of America), Term Loan L+ 4.00%, 2.25% L Floor, 6/30/2017	4,212,681	3,438,365	3,412,271	1.34
Sqwincher Corporation (The), Term Loan* L+ 10.00%, 1.50% L Floor, 8/3/2016	6,773,900	6,708,178	6,813,801	2.68
Total Food Stores – Retail		23,455,743	23,727,417	9.34

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
December 31, 2013

Security Description, December 31, 2013	Par	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments – (continued)
Investments – United States – (continued)
Debt Investments – (continued)
Health Services
Ellman International, Inc., Term Loan L+ 7.50%, 1.50% L Floor, 2/28/2014	3,256,914	$3,244,920	$3,244,714	1.27%
Ellman International, Inc., Revolver Base Rate + 6.50%**, 2/28/2014	794,219	810,730	810,608	0.32
eResearchTechnology, Inc., Term Loan* L+ 4.75%, 1.25% L Floor, 5/2/2018	6,435,000	6,407,882	6,443,044	2.54
Virtual Radiologic Corporation, Term Loan B* L+ 5.50%, 1.75% L Floor, 12/22/2016	4,875,000	4,848,997	2,754,375	1.08
SCG Capital Corporation (Radiation Therapy), Term Loan L+ 12.00%, 3/1/2017	3,227,737	3,227,737	3,227,737	1.27
Theragenics Corporation, Term Loan* L+ 10.25%, 1.25% L Floor, 10/29/2018	9,938,040	9,735,411	9,746,137	3.84
Walnut Hill Physicians' Hospital, Construction Loan 12.50%, 3/31/2014	9,798,642	9,798,642	9,798,642	3.86
Total Health Services		38,074,319	36,025,257	14.18
Hotels and Motels
Buffalo Thunder Inc., Term Loan* L+ 3.00%, 1/1/2014	280,105	280,105	280,105	0.11
Total Hotels and Motels		280,105	280,105	0.11
Insurance Agents
Affirmative Insurance Holdings, Inc., Term Loan* L+ 7.25%, 1.25% L Floor, 3/30/2016	7,041,537	6,717,183	6,689,460	2.63
Worley Claims Services, LLC, Term Loan* L+ 11.00%, 1.50% L Floor, 7/6/2017	6,506,431	6,415,070	6,669,923	2.63
Total Insurance Agents		13,132,253	13,359,383	5.26
Machinery
Paladin Brands Holding, Inc. (IES), Initial Loan L+ 5.50%, 1.25% L Floor, 8/16/2019	797,000	797,000	790,026	0.31
Total Machinery		797,000	790,026	0.31
Metal Mining
Metal Services LLC (Phoenix), New Term Loans* L+ 5.00%, 1.00% L Floor, 6/30/2017	3,477,728	3,477,728	3,500,333	1.38
Total Metal Mining		3,477,728	3,500,333	1.38

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
December 31, 2013

Security Description, December 31, 2013	Par	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments – (continued)
Investments – United States – (continued)
Debt Investments – (continued)
Miscellaneous Manufacturing
Arctic Glacier USA, Inc., Term Loan (First Lien)* L+ 4.75%, 1.25% L Floor, 5/10/2019	4,701,375	$4,680,410	$4,713,128	1.85%
Alpha Packaging Holdings, Inc., Tranche B Term Loan* L+ 4.50%, 1.25% L Floor, 9/17/2016	3,144,375	3,099,606	3,081,488	1.21
Anchor Hocking, LLC (EveryWare Global), Term Loan L+ 6.25%, 1.25% L Floor, 5/21/2020	6,965,000	6,902,191	7,069,475	2.78
AP Gaming Holdings, LLC, Term Loan B* L+ 8.25%, 1.00% L Floor, 12/20/2020	5,000,000	4,850,821	4,875,000	1.92
Axia Acquisition Corporation, Term Loan A L+ 9.00%, 2.00% L Floor, 3/12/2016	903,851	852,578	903,851	0.36
Expera Specialty Solutions, LLC, Term Loan* L+ 6.25%, 1.25% L Floor, 12/26/2018	6,965,000	6,839,118	7,034,650	2.77
Kranos Acquisition Corp., Term Loan* L+ 11.00%, 1.00% L Floor, 6/15/2017	10,000,000	9,930,942	10,145,479	3.99
Nursery Supplies, Inc., Term Loan* L+ 7.50%, 1.00% L Floor, 6/13/2018	11,356,250	11,305,750	11,520,838	4.53
Ranpak Corp., Second Lien Term Loan* L+ 7.25%, 1.25% L Floor, 4/23/2020	1,000,000	991,035	1,025,000	0.40
Valterra Products Holdings, LLC, Term Loan* L+ 9.00%, 1.00% L Floor, 5/31/2018	8,681,802	8,528,610	8,891,639	3.50
Total Miscellaneous Manufacturing		57,981,061	59,260,548	23.31
Miscellaneous Retail
PD Products, LLC, Term Loan* L+ 10.50%, 1.50% L Floor, 10/4/2018	10,500,000	10,300,235	10,300,120	4.05
PD Products, LLC, Revolver* L+ 10.50%, 1.50% L Floor, 10/4/2018	278,906	274,926	274,909	0.11
PSP Group, LLC, Term Loan* L+ 4.75%, 1.50% L Floor, 9/13/2016	4,410,206	4,378,877	4,388,155	1.73
Total Miscellaneous Retail		14,954,038	14,963,184	5.89

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
December 31, 2013

Security Description, December 31, 2013	Par	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments – (continued)
Investments – United States – (continued)
Debt Investments – (continued)
Miscellaneous Services
Attachmate Corporation, Second Lien Term Loan* L+ 9.50%, 1.50% L Floor, 11/22/2018	9,865,221	$9,823,489	$9,618,590	3.79%
Global Traffic Technologies, LLC, Term Loan A* L+ 5.25%, 1.25% L Floor, 6/30/2015	2,962,584	2,933,395	2,962,584	1.17
Global Traffic Technologies, LLC, Term Loan B* L+ 5.25%, 1.25% L Floor, 6/30/2015	3,560,206	3,544,534	3,560,206	1.40
NAP Asset Holdings Ltd., Canadian Term Loan* L+ 7.00%, 1.00% L Floor, 3/22/2018	2,888,094	2,863,437	2,888,094	1.14
NAP Asset Holdings Ltd., Term Loan* L+ 7.00%, 1.00% L Floor, 3/22/2018	6,463,830	6,408,645	6,463,830	2.54
Sprint Industrial Holdings, LLC, Term Loan (First Lien)* L+ 5.75%, 1.25% L Floor, 5/14/2019	5,970,000	5,916,719	6,014,775	2.37
Vision Solutions, Inc., Term Loan (First Lien)* L+ 4.50%, 1.50% L Floor, 7/23/2016	7,181,084	7,138,126	7,181,084	2.82
Total Miscellaneous Services		38,628,345	38,689,163	15.23
National Security
Scitor Corporation, Term Loan* L+ 3.50%, 1.50% L Floor, 2/15/2017	6,639,773	6,631,840	6,531,876	2.57
Sirius Computer Solutions (SCS Holdings I Inc.), Term Loan* L+ 5.75%, 1.25% L Floor, 12/7/2018	3,238,462	3,211,926	3,268,717	1.29
Total National Security		9,843,766	9,800,593	3.86
Oil & Gas
Varel International Energy Funding Corp., Term Loan* L+ 7.75%, 1.50% L Floor, 7/17/2017	7,760,000	7,638,232	7,876,400	3.10
Total Oil & Gas		7,638,232	7,876,400	3.10
Printing & Publishing
Penn Foster, Inc., Term Loan* Base Rate+ 5.00%**, 3/31/2015	1,111,639	1,111,639	978,242	0.39
Playboy Enterprises, Inc., Term Loan* L+ 6.00%, 1.25% L Floor, 3/6/2017	6,050,741	6,029,173	5,929,727	2.33
Total Printing & Publishing		7,140,812	6,907,969	2.72
Restaurants
BMP/Pennant Holdings, LLC, Term Loan A* L+ 4.00% Cash, L+ 3.00% PIK, 6/27/2014	2,741,812	2,666,385	2,604,722	1.03
BMP/Pennant Holdings, LLC, Term Loan B L+ 6.00% Cash, L+ 5.00% PIK, 6/27/2014	614,445	598,423	460,834	0.18
Total Restaurants		3,264,808	3,065,556	1.21

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
December 31, 2013

Security Description, December 31, 2013	Par	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments – (continued)
Investments – United States – (continued)
Debt Investments – (continued)
Specialty Services
Vistronix, LLC, Term Loan* L+ 7.50%, 1.00% L Floor, 12/4/2018	10,446,364	$10,342,421	$10,342,363	4.07%
SI Organization, Inc. (The), New Tranche B Term Loan* L+ 4.25%, 1.25% L Floor, 11/22/2016	4,847,243	4,813,693	4,750,297	1.86
Total Specialty Services		15,156,114	15,092,660	5.93
Textile Products
Universal Fiber Systems, LLC, Term Loan* L+ 5.75%, 1.75% L Floor, 6/26/2015	3,875,000	3,862,146	3,875,000	1.53
Total Textile Products		3,862,146	3,875,000	1.53
Transportation Services
EZE Trucking, LLC, Term Loan* L+ 9.75%, 7/31/2018	10,425,000	10,186,355	10,186,213	4.02
Fleetgistics Holdings, Inc., Term Loan* L+ 5.88%, 2.00% L Floor, 3/23/2015	1,640,359	1,641,545	1,600,990	0.63
MXD Group, Inc. (fka Exel Direct Inc.), Term Loan* L+ 11.00%, 1.00% L Floor, 5/31/2018	13,912,500	13,664,020	13,666,860	5.38
Ozburn-Hessey Holding Company LLC, Term Loan B* L+ 5.50%, 1.25% L Floor, 5/23/2019	6,467,500	6,409,408	6,483,103	2.55
Raymond Express International, LLC, Term Loan* L+ 7.75%, 1.75% L Floor, 2/28/2018	4,463,343	4,425,340	4,530,293	1.78
Stafford Logistics, Inc., Term Loan* L+ 5.50%, 1.25% L Floor, 6/26/2019	3,833,799	3,797,026	3,833,799	1.51
State Class Tankers II LLC, Term Loan L+ 5.50%, 1.25% L Floor, 6/20/2020	5,000,000	5,001,911	5,075,000	2.00
Total Transportation Services		45,125,605	45,376,258	17.87
Wholesale Durable Goods
Howard Berger Co. LLC, Term A Loan* L+ 5.75%, 1.25% L Floor, 8/3/2017	1,875,961	1,855,793	1,782,163	0.70
Total Wholesale Durable Goods		1,855,793	1,782,163	0.70
Total Debt Investments		$391,094,681	$391,226,210	154.00%

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
December 31, 2013

Security Description, December 31, 2013	Par/Shares	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments – (continued)
Investments – United States – (continued)
Financial Assets
Consumer Finance Services
GLC Trust 2013-2(1)	16,698,585	$16,698,585	$16,888,126	6.65%
Total Consumer Finance Services		16,698,585	16,888,126	6.65
Total Financial Assets		$16,698,585	$16,888,126	6.65%
Total Non-Control/Non-Affiliate Investments		$409,938,187	$410,107,032	$161.41%
Unfunded Obligations
Communications
HC Cable OpCo, LLC, Revolver(2) 0.50%, 7/17/2018	489,362	$(7,776)	$(7,781)	—%
Total Communications		(7,776)	(7,781)	—
Health Services
Ellman International, Inc., Revolver(2) 0.50%, 2/28/2014	1,191,328	(23,823)	(23,827)	(0.01)
Total Health Services		(23,823)	(23,827)	(0.01)
Miscellaneous Manufacturing
CTC Casting Technologies, Inc. (Compass), Delayed Draw Term Loan*(2) 0.00%, 11/27/2016	265,049	(1,962)	(1,964)	—
Valterra Products Holdings, LLC, Revolver(2) 0.50%, 5/31/2018	1,588,437	(28,028)	38,392	0.01
Total Miscellaneous Manufacturing		(29,990)	36,428	0.01
Miscellaneous Retail
PD Products, LLC, Revolver(2) 0.50%, 10/4/2018	1,361,719	$(27,233)	$(27,234)	(0.01)%
Total Miscellaneous Retail		(27,233)	(27,234)	(0.01)
Miscellaneous Services
Global Traffic Technologies, LLC, Revolver(2) 0.50%, 6/30/2015	1,458,439	(6,420)	—	—
Total Miscellaneous Services		(6,420)	—	—
Specialty Services
Vistronix, LLC, Revolver*(2) 0.50%, 12/4/2018	870,530	(8,662)	(8,667)	—
Total Specialty Services		(8,662)	(8,667)	—
Transportation Services
EZE Trucking, LLC, CapEx A Loan(2) 0.60%, 7/31/2018	1,400,000	(32,048)	(32,067)	(0.01)
Raymond Express International, LLC, Revolver(2) 0.50%, 2/28/2018	537,752	(4,579)	8,066	—
Total Transportation Services		(36,627)	(24,001)	(0.01)
Total Unfunded Obligations		$(140,531)	$(55,082)	(0.02)%

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
December 31, 2013

Security Description, December 31, 2013	Par/Shares	Cost	Fair Value	% of Net Assets
Affiliate Investments
Investments – United States – (continued)
Common Equity
Oil & Gas
Anchor Drilling Fluids USA, Inc., Common	959	2,038,456	2,137,779	0.84%
Total Oil & Gas		2,038,456	2,137,779	0.84
Total Common Equity		2,038,456	2,137,779	0.84%
Preferred Equity
Oil & Gas
Anchor Drilling Fluids USA, Inc., Preferred, 10.00% PIK	1,723	$2,721,574	$4,453,182	1.75%
Total Oil & Gas		2,721,574	4,453,182	1.75
Total Preferred Equity		$2,721,574	$4,453,182	1.75%
Debt Investments
Oil & Gas
Anchor Drilling Fluids USA, Inc., Term Loan B L+ 9.25%, 2.00% L Floor, 3/5/2014	12,438,568	12,430,765	12,438,568	4.90%
Total Oil & Gas		$12,430,765	$12,438,568	4.90
Total Debt Investments		$12,430,765	$12,438,568	4.90%
Total Affiliate Investments		$17,190,795	$19,029,529	7.49%
Total Investments – United States		$426,988,451	$429,081,479	168.88%

*	Denotes that all or a portion of the loan secures the loans under the $350.0 million collateralized loan obligation completed on September 25, 2013 (the “CLO Facility II”).
**	Reference to an alternate base rate is commonly based on the Federal Funds Rate or the Prime Rate.
(1)	GLC Trust 2013-2 includes 1,609 small balance consumer loans with an average par of $10,408, a weighted average adjusted rate of 16.8% and a weighted average maturity of 9/23/2017. As of December 31, 2013, the Company had an outstanding commitment to purchase an additional $524,000 of loans. See Note 4 for additional information.
(2)	The negative fair value is the result of the unfunded commitment being valued below par. These amounts may or may not be funded to the borrowing party now or in the future.

All debt and preferred equity investments were income producing as of December 31, 2013. Common equity investments are non-income producing unless otherwise noted.

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments
December 31, 2012

Security Description, December 31, 2012	Par/Shares	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments
Investments – United States
Common Equity
Food Stores – Retail
Next Generation Vending, LLC, Class A-2 Units	496,979	$496,979	$—	—%
Total Food Stores – Retail		496,979	—	—
Miscellaneous Retail
Provo Craft Holdings, LLC, Common	1,450	—	100	—
Total Miscellaneous Retail		—	100	—
Transportation Services
EZE Trucking, LLC, Common	2,545	254,500	254,500	0.15
Total Transportation Services		254,500	254,500	0.15
Total Common Equity		$751,479	$254,600	0.15%
Debt Investments
Apparel Products
Totes Isotoner Corporation, Delayed Draw Term Loan* Libor (“L”)+ 5.75%, 1.50% L Floor, 7/7/2017	443,168	$443,168	$443,168	0.26%
Totes Isotoner Corporation, Initial Term Loan (First Lien)* L+ 5.75%, 1.50% L Floor, 7/7/2017	4,274,032	4,209,699	4,274,032	2.46
Total Apparel Products		4,652,867	4,717,200	2.72
Automotive
BBB Industries LLC, Term Loan (First Lien)* L+ 4.50%, 2.00% L Floor, 6/29/2013	5,134,969	5,096,067	5,032,269	2.90
Holley Performance Products Inc., Term Loan* Base Rate+ 6.00%**, 11/30/2017	10,000,000	9,875,000	9,875,000	5.68
Total Automotive		14,971,067	14,907,269	8.58
Business Finance Services
Ocwen Financial Corporation, Initial Term Loan* L+ 5.50%, 1.50% L Floor, 9/1/2016	2,000,772	1,975,466	2,005,774	1.15
Total Business Finance Services		1,975,466	2,005,774	1.15
Chemicals
Arclin US Holdings Inc., Second Lien Term Loan* L+ 6.00%, 1.75% L Floor, 1/15/2015	2,625,596	2,559,288	2,625,596	1.50
Porex Corporation, US Term Loan A* L+ 5.25%, 1.50% L Floor, 3/31/2015	3,444,922	3,425,559	3,410,474	1.98
Total Chemicals		5,984,847	6,036,070	3.48

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
December 31, 2012

Security Description, December 31, 2012	Par	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments – (continued)
Investments – United States – (continued)
Debt Investments – (continued)
Communications
Aspect Software, Inc., Tranche B Term Loan* L+ 5.25%, 1.75% L Floor, 5/7/2016	4,968,421	$4,976,199	$4,993,263	2.88%
ConvergeOne Holdings Corp, Term A Loan* L+ 7.00%, 1.50% L Floor, 6/8/2017	8,287,500	8,177,212	8,163,188	4.70
Einstruction Corp., Initial Term Loan*(1) 0.00%**, 7/2/2013	3,000,730	2,802,938	462,112	0.27
TeleGuam Holdings, LLC, Term Loan (First Lien)* L+ 4.00%, 1.50% L Floor, 6/9/2016	3,663,770	3,651,197	3,604,417	2.07
U.S. Telepacific Corp., Term Loan* L+ 4.50%, 1.25% L Floor, 2/23/2017	2,952,912	2,949,328	2,910,390	1.67
Total Communications		22,556,874	20,133,370	11.59
Crop Agriculture
Earthbound Holdings III, LLC, Term Loan* L+ 4.25%, 1.50% L Floor, 12/21/2016	2,940,018	2,910,705	2,938,254	1.69
Total Crop Agriculture		2,910,705	2,938,254	1.69
Educational Services
Educate, Inc., Term Loan* L+ 7.00%, 1.50% L Floor, 6/16/2014	1,819,789	1,808,588	1,819,789	1.05
Total Educational Services		1,808,588	1,819,789	1.05
Electrical Equipment
Roberts-Gordon LLC, Term Loan* L+ 10.00%, 2.00% L Floor, 4/20/2016	7,665,501	7,564,301	7,665,501	4.40
Syncsort Incorporated, Term Loan* L+ 5.50%, 2.00% L Floor, 3/31/2015	3,569,105	3,531,342	3,426,341	1.99
Total Electrical Equipment		11,095,643	11,091,842	6.39
Food Stores – Retail
Apple & Eve, LLC, Term Loan* L+ 12.50%, 1.25% L Floor, 12/11/2017	10,000,000	9,901,095	9,901,199	5.70
Fairway Group Acquisition Company, Term Loan L+ 6.75%, 1.50% L Floor, 8/17/2018	6,982,500	6,908,884	7,030,679	4.05
Next Generation Vending, LLC, Priority Revolving Loan L+ 10.00%, 1.50% L Floor, 6/28/2013	2,000,000	2,000,000	2,000,000	1.15
Next Generation Vending, LLC, Revolver L+ 10.00%, 1.50% L Floor, 8/4/2016	1,607,143	1,583,997	964,286	0.56
Next Generation Vending, LLC, Term Loan L+ 10.00%, 1.50% L Floor, 8/4/2016	11,400,000	11,235,820	6,840,000	3.94
Sqwincher Corporation, Term Loan* L+ 10.00%, 1.50% L Floor, 8/3/2016	7,900,000	7,793,666	7,793,438	4.48
Total Food Stores – Retail		39,423,462	34,529,602	19.88

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
December 31, 2012

Security Description, December 31, 2012	Par	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments – (continued)
Investments – United States – (continued)
Debt Investments – (continued)
Health Services
AccentCare, Inc., Term Loan L+ 5.00%, 1.50% L Floor, 12/22/2016	1,510,833	$1,505,679	$944,271	0.54%
eResearchTechnology, Inc., Term Loan* L+ 6.50%, 1.50% L Floor, 5/2/2018	5,985,000	5,766,364	5,910,188	3.40
Virtual Radiologic Corporation, Term Loan B* Base Rate+ 4.50%**, 12/22/2016	4,925,000	4,889,877	4,186,250	2.41
Total Health Services		12,161,920	11,040,709	6.35
Insurance Agents
Worley Claims Services, LLC, Term Loan* L+ 11.00%, 1.50% L Floor, 7/6/2017	7,891,200	7,748,761	7,748,761	4.46
Total Insurance Agents		7,748,761	7,748,761	4.46
Metal Mining
Metal Services LLC (Phoenix), Term Loan* L+ 6.50%, 1.25% L Floor, 6/30/2017	3,000,000	2,941,182	3,015,000	1.74
Total Metal Mining		2,941,182	3,015,000	1.74
Miscellaneous Manufacturing
Alpha Packaging Holdings, Inc., Tranche B Term Loan* L+ 5.00%, 1.75% L Floor, 9/17/2016	3,176,875	3,114,921	3,018,031	1.74
Arctic Glacier USA, Inc., Term Loan* L+ 7.00%, 1.50% L Floor, 7/27/2018	4,737,500	4,606,039	4,761,188	2.74
GSE Environmental, Inc., Term Loan (First Lien)* L+ 5.50%, 1.50% L Floor, 5/27/2016	3,932,457	3,905,718	3,883,302	2.24
Kranos Acquisition Corp., Term Loan* L+ 13.00%, 1.00% L Floor, 6/15/2017	10,000,000	9,910,898	9,910,898	5.70
Total Miscellaneous Manufacturing		21,537,576	21,573,419	12.42
Miscellaneous Retail
Provo Craft & Novelty, Inc., Term Loan L+ 7.00%, 1.50% L Floor, 3/22/2016	3,975,957	3,883,751	623,032	0.36
PSP Group, LLC, Term Loan* L+ 4.75%, 1.50% L Floor, 9/13/2016	4,460,206	4,416,761	4,415,604	2.54
Total Miscellaneous Retail		8,300,512	5,038,636	2.90

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
December 31, 2012

Security Description, December 31, 2012	Par	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments – (continued)
Investments – United States – (continued)
Debt Investments – (continued)
Miscellaneous Services
Ascensus, Inc., Initial Term Loan* L+ 6.75%, 1.25% L Floor, 12/21/2018	4,000,000	$3,920,401	$3,940,000	2.27%
Centiv Holding Company, Term Loan* 14.50%, 9/6/2016	7,800,000	7,640,562	7,640,562	4.40
First Data Corporation, Non-Extended B-2 Term Loan* L+ 2.75%, 9/24/2014	88,744	84,316	88,620	0.05
First Data Corporation, Non-Extended B-3 Term Loan* L+ 2.75%, 9/24/2014	288,419	274,029	288,015	0.17
First Data Corporation, 2018B Term Loan* L+ 5.00%, 9/24/2018	2,000,000	1,966,733	1,960,400	1.13
Global Traffic Technologies, LLC, Term Loan A* L+ 6.00%, 2.00% L Floor, 6/28/2014	6,439,794	6,353,158	6,351,247	3.66
Global Traffic Technologies, LLC, Term Loan B* L+ 6.00%, 2.00% L Floor, 6/28/2014	3,560,206	3,532,364	3,511,253	2.02
Transfirst Holdings, Inc., Term B Loan (First Lien)* L+ 5.00%, 1.25% L Floor, 12/27/2017	2,000,000	1,980,120	1,966,600	1.13
United States Infrastructure Corporation, Term Loan* L+ 4.25%, 1.25% L Floor, 7/29/2017	1,924,066	1,924,066	1,924,066	1.11
Vision Solutions, Inc., Term Loan (First Lien)* L+ 4.50%, 1.50% L Floor, 7/23/2016	5,530,425	5,496,311	5,496,136	3.16
Total Miscellaneous Services		33,172,060	33,166,899	19.10
National Security
Scitor Corporation, Term Loan* L+ 3.50%, 1.50% L Floor, 2/15/2017	4,639,773	4,624,144	4,620,750	2.67
Sirius Computer Solutions (SCS Holdings I Inc.), Term Loan* Base Rate+ 4.75%**, 12/7/2018	3,923,077	3,884,399	3,947,792	2.27
Six3 Systems, Inc., Term Loan* L+ 5.75%, 1.25% L Floor, 10/4/2019	5,000,000	4,951,839	4,975,000	2.86
Total National Security		13,460,382	13,543,542	7.80
Printing & Publishing
Cengage Learning, Inc., Tranche B (Extended)* L+ 5.50%, 7/5/2017	5,965,926	5,965,926	4,706,519	2.71
Education Holdings 1, Inc., Term Loan* L+ 5.50%, 1.50% L Floor, 12/7/2014	1,187,789	1,176,110	1,069,010	0.62
Total Printing & Publishing		7,142,036	5,775,529	3.33

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
December 31, 2012

Security Description, December 31, 2012	Par	Cost	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments – (continued)
Investments – United States – (continued)
Debt Investments – (continued)
Restaurants
BMP/Pennant Holdings, LLC, Term Loan A* L+5.00% Cash, L+1.00% PIK, 6/27/2014	2,858,549	$2,617,221	$2,515,562	1.45%
BMP/Pennant Holdings, LLC, Term Loan B L+6.00% Cash, L+6.00% PIK, 6/27/2014	639,847	555,029	292,410	0.17
Total Restaurants		3,172,250	2,807,972	1.62
Specialty Services
SI Organization, Inc. (The), New Tranche B Term Loan* L+ 3.25%, 1.25% L Floor, 11/22/2016	3,920,000	3,905,620	3,890,600	2.24
Total Specialty Services		3,905,620	3,890,600	2.24
Textile Products
Universal Fiber Systems, LLC, Term Loan* L+ 5.75%, 1.75% L Floor, 6/26/2015	4,375,000	4,350,724	4,287,500	2.47
Total Textile Products		4,350,724	4,287,500	2.47
Transportation Services
Fleetgistics Holdings, Inc., Term Loan* L+ 5.88%, 2.00% L Floor, 3/23/2015	2,025,665	2,028,332	1,863,612	1.07
Ozburn-Hessey Holding Company LLC, Term Loan* L+ 6.25%, 2.00% L Floor, 4/8/2016	6,231,471	5,950,713	6,169,156	3.55
Total Transportation Services		7,979,045	8,032,768	4.62
Wholesale Durable Goods
Howard Berger Co. LLC, Term A Loan* L+ 5.75%, 1.25% L Floor, 8/3/2017	1,990,000	1,962,632	1,985,020	1.14
Total Wholesale Durable Goods		1,962,632	1,985,020	1.14
Total Debt Investments		$233,214,219	$220,085,525	126.72%
Total Non-Control/Non-Affiliate Investments		$233,965,698	$220,340,125	126.87%
Unfunded Obligations
Miscellaneous Services
Global Traffic Technologies, LLC, Revolver*(2) 1.00%, 6/28/2014	1,458,439	$(19,623)	$(20,054)	(0.01)%
Total Miscellaneous Services		(19,623)	(20,054)	(0.01)
Food Stores – Retail
Next Generation Vending, LLC, Revolver(2) 1.00%, 8/4/2016	535,714	(7,715)	(214,286)	(0.12)
Total Food Stores – Retail		(7,715)	(214,286)	(0.12)
Total Unfunded Obligations		$(27,338)	$(234,340)	(0.13)%
Total Investments – United States		$233,938,360	$220,105,785	126.74%

See accompanying notes to consolidated financial statements.

*	Denotes that all or a portion of the loan secures the loans under the Credit Facility (see Note 7).
**	Reference to an alternate base rate is commonly based on the Federal Funds Rate or the Prime Rate.
(1)	Investment currently in default and placed on non-accrual status. The contractual default interest rate as of December 31, 2012 was 8.25% (Base Rate + 5.00%).
(2)	The negative fair value is the result of the unfunded commitment being valued below par. These amounts may or may not be funded to the borrowing party now or in the future.

All debt investments were income producing as of December 31, 2012 except as noted above. Common equity investments are non-income producing unless otherwise noted.

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Statements of Operations
For the years ended December 31, 2013, December 31, 2012 and December 31, 2011

	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Investment income
Interest income
Non-Control/Non-Affiliate investments	$32,602,033	$23,649,356	$27,222,377
Affiliate investments	1,202,663	—	—
Total investment income	33,804,696	23,649,356	$27,222,377
Expenses
Interest	6,574,505	6,154,826	7,280,460
Loss on refinancing of senior secured notes (see Note 7)	426,714	3,352,725	—
Loss on write off of deferred offering expenses (see Note 2)	—	1,676,117	—
Management fees	6,326,115	2,565,251	1,804,068
Incentive fees	1,392,894	—	—
Professional fees	1,448,161	983,234	827,895
Directors’ fees	368,300	293,499	190,920
Administrator expenses	786,923	248,725	202,851
Ratings fees	—	127,086	610,792
Other expenses	1,391,162	294,043	527,709
Total expenses	18,714,774	15,695,506	11,444,695
Base management fees waived	(3,815,756)	(288,343)	—
Incentive fees waived	(293,995)	—	—
Directors’ fees waived	(34,426)	(31,191)	—
Administrator expenses waived	(101,197)	(48,417)	—
Net expenses	14,469,400	15,327,555	11,444,695
Net investment income	19,335,296	8,321,801	15,777,682
Realized and unrealized gain/(loss) on investments
Net realized gain/(loss) from investments
Non-Control/Non-Affiliate investments	(11,777,909)	3,374,154	3,494,257
Affiliate investments	8,143	—	—
Net change in unrealized appreciation/(depreciation) on investments
Non-Control/Non-Affiliate investments	14,095,525	(7,321,528)	(8,433,245)
Affiliate investments	1,838,734	—	—
Net realized and unrealized gain/(loss) on investments	4,164,493	(3,947,374)	(4,938,988)
Net increase in net assets resulting from operations	$23,499,789	$4,374,427	$10,838,694
Net investment income per common share/members’ capital per unit(1)	$1.27	$0.79	$1.50
Basic earnings per common share/members’ capital per unit(1)	$1.55	$0.42	$1.03
Basic weighted average common shares/members’ capital units outstanding(1)	15,203,166	10,498,544	10,498,544
Dividends and distributions declared per common share/members’ capital per unit(2)	$1.97	$0.17	$—

(1)	Adjusted for Reverse Stock Split. See Note 1.
(2)	Calculated using basic weighted average common shares/members’ capital units outstanding.

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Statements of Changes in Net Assets/Members’ Capital
For the years ended December 31, 2013, December 31, 2012 and December 31, 2011

	December 31, 2013	December 31, 2012	December 31, 2011
Increase in net assets/members’ capital from operations:
Net investment income	$19,335,296	$8,321,801	$15,777,682
Net realized gain/(loss) from investments	(11,769,766)	3,374,154	3,494,257
Net change in unrealized appreciation/(depreciation) on investments	15,934,259	(7,321,528)	(8,433,245)
Net increase in net assets/members’ capital from operations:	23,499,789	4,374,427	10,838,694
Dividends and distributions to stockholders:
Distributions-in-kind(1)	(9,991,329)	—	—
Cash distributions	—	—	—
Return of capital	(868,069)	(778,195)	—
From net investment income	(19,128,664)	(627,047)	—
From realized gains	—	(371,698)	—
Total dividends and distributions to stockholders	(29,988,062)	(1,776,940)	—
Common Share transactions
Issuance of common stock, net of underwriting costs	87,463,519	—	—
Offering costs	(564,140)	—	—
Net increase in net assets/members’ capital from common share transactions:	86,899,379	—	—
Total increase/(decrease) in net assets/members’ capital	80,411,106	2,597,487	10,838,694
Net assets/members’ capital at beginning of period	173,669,492	171,072,005	160,233,311
Net assets/members’ capital at end of period	$254,080,598	$173,669,492	$171,072,005
Net asset value per common share/members’ capital per unit	$15.16	$16.54	$16.29
Common shares/members’ capital outstanding at end of period(2)	16,758,779	10,498,544	10,498,544

(1)	Distributions-in-kind were made to only those investors which held shares of the Company’s common stock prior to the IPO.
(2)	Adjusted for Reverse Stock Split. See Note 1.

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Consolidated Statements of Cash Flows
For the years ended December 31, 2013, December 31, 2012 and December 31, 2011

	December 31, 2013	December 31, 2012	December 31, 2011
Cash flows from operating activities
Net income	$23,499,789	$4,374,427	$10,838,694
Adjustments to reconcile net income to net cash used in operating activities:
Net accretion of discounts on investments	(1,557,419)	(1,699,040)	(3,309,075)
Net realized (gain)/loss from investments	11,769,766	(3,374,154)	(3,494,257)
Amortization of discount on senior secured notes payable	18,342	67,494	173,489
Loss on refinancing of senior secured notes	426,714	3,352,725	—
Amortization of deferred debt issuance costs	965,686	830,431	474,039
Net change in unrealized (appreciation)/depreciation on investments	(15,934,259)	7,321,528	8,433,245
Paid-in-kind interest	(260,747)	—	—
Purchases of investments	(435,712,205)	(128,384,308)	(211,713,601)
Paydowns of investments	161,474,908	191,269,778	155,524,019
Sales of investments	61,654,262	35,539,036	17,608,650
Changes in operating assets and liabilities:
Decrease (increase) in cash and cash equivalents, restricted	41,937,629	(52,909,104)	4,360,637
(Increase) decrease in due from counterparties	(6,660,132)	—	2,333,573
(Increase) decrease in accrued interest receivable	(1,530,401)	127,694	(536,539)
(Increase) decrease in deferred offering costs	—	971,933	(971,933)
(Increase) decrease in other assets	(160,426)	10,417	413,041
(Decrease)/increase in due to counterparties	(7,902,306)	15,742,446	(12,385,000)
Increase (decrease) in payables to affiliates	1,204,096	(143,703)	256,114
Increase (decrease) in interest payable on notes payable	977,122	(276,028)	(248,556)
(Decrease) increase in accrued expenses and other payables	(18,406)	407,660	171,334
Net cash (used in) provided by operating activities	(165,807,987)	73,229,232	(32,072,126)
Cash flows from financing activities
Capital contributions	87,463,519	—	—
Distributions	(19,996,733)	(1,776,940)	—
Offering costs	(564,140)	—	—
Payments for financing	(3,530,310)	(3,199,375)	—
Repayment of senior secured notes payable	—	(219,500,000)	—
Proceeds from GLC Trust 2013-2 revolving note	9,741,676	—	—
Proceeds from borrowing on term note	34,677,767	125,000,000	—
Proceeds from borrowing on revolving note	50,000,000	—	—
Net cash provided by (used in) financing activities	157,791,779	(99,476,315)	—
Net (decrease) increase in cash and cash equivalents	(8,016,208)	(26,247,083)	(32,072,126)
Cash and cash equivalents at beginning of period	21,680,791	47,927,874	80,000,000
Cash and cash equivalents at end of period	$13,664,583	$21,680,791	$47,927,874
Supplemental disclosure of cash flow information
Cash paid for interest expense	$4,595,060	$5,533,031	$6,881,487

See accompanying notes to consolidated financial statements.

Supplemental disclosure of non-cash information

On February 25, 2013, our board of directors approved a distribution-in-kind, or the Distribution-in-Kind, in the amount of $9,991,329 or $0.95 per share. Assets distributed were Next Generation Vending, LLC, Priority Revolving Loan in the amount of $2,000,000, Next Generation Vending, LLC, Revolver in the amount of $750,000, Next Generation Vending, LLC, Term Loan in the amount of $6,840,000 and $401,329 of accrued interest.

See accompanying notes to consolidated financial statements.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2013

1. Organization

Garrison Capital Inc. (“GARS” and, collectively with its subsidiaries, the “Company”, “we” or “our”) is a Delaware corporation and is an externally managed, closed-end, non-diversified management investment company. GARS has filed an election to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, for tax purposes, GARS has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for the period beginning October 9, 2012 and for future taxable years.

Garrison Capital LLC, a Delaware limited liability company, commenced operations on December 17, 2010. On October 9, 2012, Garrison Capital LLC converted from a Delaware limited liability company to a Delaware corporation (the “Conversion”). In this Conversion, Garrison Capital Inc. succeeded to the business of Garrison Capital LLC and its subsidiaries, and the members of Garrison Capital LLC became stockholders of GARS. An aggregate of 10,707,221 shares of common stock, par value $0.001 per share, were issued to the members of GARS in this Conversion in accordance with their respective pro-rata membership interests in Garrison Capital LLC. As a result of a reverse stock split on February 25, 2013, which resulted in the conversion of one share of common stock into 0.9805106 shares of common stock (the “Reverse Stock Split), all amounts related to shares/units, share/unit prices, earnings per share/per unit and distributions per share/unit have been retroactively restated for all periods presented. As a result, the 10,707,221 shares of common shares issued in the Conversion have been retroactively restated to 10,498,544.

GARS priced its initial public offering (“IPO”) on March 26, 2013, which closed on April 2, 2013, selling 6,133,334 shares, including 800,000 shares issued pursuant to the underwriters’ over-allotment option, at a public offering price of $15.00 per share. Concurrent with the closing of the IPO, the Company’s directors, officers, employees and an affiliate of Garrison Capital Advisers LLC, a Delaware limited liability company (the “Investment Adviser”), purchased an additional 126,901 shares through a private placement transaction (the “Concurrent Private Placement”) exempt from registration under the Securities Act of 1933, as amended, at a price of $15.00 per share.

The Company invests or provides direct lending in (1) first lien senior secured loans, (2) second lien senior secured loans, (3) “one-stop” senior secured loans or “unitranche” loans, (4) subordinated or mezzanine loans, (5) unsecured consumer loans and (6) to a lesser extent, selected equity co-investments in middle-market companies. The term “one-stop” or “unitranche” refers to a loan that combines characteristics of traditional first lien senior secured loans and second lien or subordinated loans. The term “mezzanine” refers to a loan that ranks senior only to a borrower’s equity securities and ranks junior in right of payment to all of such borrower’s other indebtedness. The Company’s investment objective is to generate current income and capital appreciation by investing primarily in secured loans to middle-market companies and minority equity investments in middle-market companies. The Company intends to generate risk-adjusted net returns by assembling a broad portfolio of investments.

The Company’s business and affairs are managed and controlled by the Company’s board of directors (the “Board”), of which a majority of the members are independent of the Company and the Investment Adviser and its affiliates.

On December 31, 2010, Garrison Capital LLC acquired Garrison Capital CLO Ltd., a Cayman Islands exempted company (“Garrison Capital CLO”), which was created on September 20, 2010 and initially capitalized on December 31, 2010. This entity was a wholly-owned consolidated subsidiary of GARS created for the purpose of acquiring and holding an investment in Garrison Funding 2010-1 LLC (“GF 2010-1”). Garrison Capital CLO was dissolved on April 8, 2013 pursuant to a Certificate of Dissolution received from the Registrar of Companies in the Cayman Islands on January 7, 2013. GF 2010-1 was dissolved on June 6, 2013 pursuant to a Certificate of Cancellation from the State of Delaware.

On April 19, 2012, GARS formed Garrison Funding 2012-1 Manager LLC, a Delaware limited liability company (“GF 2012-1 Manager”). This entity is a wholly-owned consolidated subsidiary of GARS created

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2013

1. Organization  – (continued)

for the purpose of acquiring and holding an investment in Garrison Funding 2012-1 LLC, a Delaware limited liability company (“GF 2012-1”). On September 23, 2013, in anticipation of refinancing the credit facility of GF 2012-1, GF 2012-1 Manager effected a name change to Garrison Funding 2013-2 Manager LLC (“GF 2013-2 Manager”).

On April 19, 2012, GARS formed GF 2012-1 LLC for the purpose of acquiring or participating in U.S. dollar-denominated senior secured or second lien corporate loans and to acquire up to $150.0 million in financing.

On May 21, 2012, GF 2012-1 entered into a $150.0 million credit facility (the “Credit Facility”), consisting of $125.0 million of term loans (“Class A-T Loans”) and $25.0 million of revolving loans (Class A-R Loans”), which was utilized to refinance the GF 2010-1 Notes (as defined in Note 7).

On May 17, 2013, GARS formed GLC Trust 2013-2, a Delaware statutory trust (“GLC Trust 2013-2”). This entity is a wholly-owned subsidiary of GARS created for the purpose of investing in a portfolio of small balance consumer loans. GLC Trust 2013-2 is 100% owned by GARS. GLC Trust 2013-2 has entered into agreements with Prosper Fund LLC, US Bank, N.A. and M&T Bank to act as servicer, trustee and custodian, respectively, for GLC Trust 2013-2. GLC Trust 2013-2 closed on a $10.0 million revolving facility with Capital One Bank, NA on December 6, 2013. The revolving facility includes an accordion feature, such that GLC Trust 2013-2 will be permitted to increase the total commitment up to $15.0 million under the terms of the loan agreement. GARS exercised this option on December 20, 2013.

On July 24, 2013, GARS formed Garrison Funding 2013-2 Ltd. (“GF 2013-2”), a Cayman Islands exempted company, for the purpose of refinancing the Credit Facility. On September 25, 2013 (the “Refinancing Date”), under Part XVI of the Cayman Islands Companies Law (2012 Revision), GF 2013-2 and GF 2012-1 merged with GF 2013-2 remaining as the surviving entity (the “Merger”). On the effective date of the Merger, all of the rights, the property, and the business, undertaking, goodwill, benefits, immunities and privileges of each individual company immediately vested in the surviving company.

On the Refinancing Date, GF 2013-2 completed a $350.0 million collateralized loan obligation (the “CLO Facility II”) through a private placement, the proceeds of which were utilized, along with cash on hand, to refinance the existing Credit Facility (see Note 7). Immediately following the completion of CLO Facility II, GF 2013-2 Manager owned 100% of the Subordinated Notes (as defined below). GF 2013-2 Manager serves as collateral manager to GF 2013-2 and has entered into a sub-collateral management agreement with the Investment Adviser.

GARS will periodically form limited liability companies for the purpose of holding minority equity investments (the “GARS Equity Holdings Entities”). GARS intends to form a new GARS Equity Holding Entity for each minority equity investment in order to provide specific tax treatment for individual investments. The GARS Equity Holdings Entities are 100% owned by GARS.

On August 15, 2013, Walnut Hill II LLC was formed for the purpose of holding a first lien equipment loan. Walnut Hill II LLC is 100% owned by GARS.

American Stock Transfer & Trust Company, LLC (“AST”) serves as our transfer and dividend paying agent and registrar.

GARS entered into a custody agreement, which was effective as of October 9, 2012 (the “Custody Agreement”), with Deutsche Bank Trust Company Americas (the “Custodian”) to act as custodian for GARS. Deutsche Bank Trust Company Americas is also the trustee of GF 2013-2.

GARS entered into an administration agreement, which was effective as of October 9, 2012 (the “Administration Agreement”), with Garrison Capital Administrator LLC, a Delaware limited liability company (the “GARS Administrator”).

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2013

1. Organization  – (continued)

SEI Investments Global Fund Services, Inc. (the “Sub-Administrator”) was the Company’s sub-administrator through September 30, 2013. The Sub-Administrator performed certain accounting and administrative services for the Company and received a monthly fee from the Company equal to a percentage of the total net assets of the Company. The Sub-Administrator was also reimbursed by the Company for all reasonable out-of-pocket expenses.

GARS entered into an investment advisory agreement with the Investment Adviser, which was effective as of October 9, 2012 and subsequently amended and restated on March 26, 2013 (the “Investment Advisory Agreement”). The Investment Adviser is responsible for sourcing potential investments, conducting research and diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis subject to the supervision of the Board. The Investment Adviser was organized in November 2010 and is a registered Investment Adviser under the Investment Advisers Act of 1940, as amended. The Investment Adviser is an affiliate of Garrison Investment Group LP (the “Investment Manager”). The Investment Manager is also the investment manager of various stockholders of the Company.

2. Significant Accounting Policies and Recent Updates

Basis of Presentation

The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) for financial information. The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. Intercompany accounts and transactions have been eliminated in consolidation. The accounts of the subsidiaries are prepared for the same reporting period as the Company using consistent accounting policies. Certain reclassifications have been made for previous periods in order to conform to the current period’s presentation.

Under the investment company rules and regulations pursuant to the American Institute of Certified Public Accountants Audit and Accounting Guide for Investment Companies, codified in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services — Investment Companies, the Company is precluded from consolidating any entity other than another investment company.

Basis for Consolidation

The Company generally consolidates any investment company when it owns 100% of its partners’ or members’ capital or equity units. ASC 946 provides for the consolidation of a controlled operating company that provides substantially all of its services to the investment company or its consolidated subsidiaries.

GF 2013-2 Manager owns a 100% interest in GF 2013-2, which is deemed to be an investment company, and also provides collateral management services solely to GF 2013-2. As such, GARS has consolidated the accounts of these entities into these financial statements. As a result of this consolidation, the amounts outstanding under the CLO Facility II are treated as the Company’s indebtedness.

The GARS Equity Holdings Entities, Walnut Hill II LLC and GLC Trust 2013-2 are 100% owned investment companies. As such, GARS has consolidated the accounts of these entities into these financial statements. As a result of this consolidation, the amount outstanding under the GLC Trust 2013-2 Revolver is treated as the Company’s indebtedness.

Investment Classification

As required by the 1940 Act, investments are classified by level of control. “Control Investments” are investments in those companies that the Company is deemed to control as defined in the 1940 Act. “Affiliate Investments” are investments in those companies that are affiliated companies, as defined in the 1940 Act, other than Control Investments. “Non-Control/Non-Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2013

2. Significant Accounting Policies and Recent Updates  – (continued)

Generally, under the 1940 Act, the Company is deemed to control a company in which it has invested if it owns more than 25% of the voting securities of such company. The Company is deemed to be an affiliate of a company in which it has invested if it owns 5% or more of the voting securities of such company.

As of December 31, 2013, $410,051,950 of the Company’s investments were Non-Control/Non-Affiliate investments and $19,029,529 were Affiliate investments, and as of December 31, 2012, all of the Company’s investments were Non-Control/Non-Affiliate investments.

Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts and disclosures in the consolidated financial statements, including the estimated fair values of investments and the amount of income and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company defines cash equivalents as highly liquid financial instruments with original maturities of three months or less including those held in overnight sweep bank deposit accounts. At December 31, 2013 and December 31, 2012, cash held in designated bank accounts with its custodian was $11,277,605 and $21,669,437, respectively. At December 31, 2013 and December 31, 2012, cash held in designated bank accounts with other major financial institutions was $2,386,978 and $11,354, respectively.

Cash and Cash Equivalents, restricted

Cash and cash equivalents, restricted at December 31, 2013 and December 31, 2012 included cash of $27,351,608 and $69,902,136, respectively, held by GF 2013-2 in designated bank accounts with its Custodian. GF 2013-2 is required to use a portion of these amounts to pay interest expense, reduce borrowings at the end of the investment period and to pay other amounts in accordance with the terms of the indenture of the CLO Facility II. Funds held by GF 2013-2 are not available for general use by the Company. Cash and cash equivalents, restricted at December 31, 2013 also included cash of $612,899 held by GLC Trust 2013-2 in designated restricted bank accounts. GLC Trust 2013-2 is required to use a portion of these amounts to make principal payments and pay interest expense in accordance with the terms of the credit agreement of the GLC Trust 2013-2 Revolver.

There were no cash equivalents, restricted held as of December 31, 2013 and December 31, 2012.

Investment Transactions and Related Investment Income and Expense

The Company records its investment transactions on a trade date basis, which is the date when management has determined that all material legal terms have been contractually defined for the transactions. These transactions could possibly settle on a subsequent date depending on the transaction type. All related revenue and expenses attributable to these transactions are reflected on the consolidated statements of operations commencing on the trade date unless otherwise specified by the transaction documents. Realized gains and losses on investment transactions are recorded using the specific identification method.

The Company accrues interest income if it expects that ultimately it will be able to collect such income. Generally, when a payment default occurs on a loan in the portfolio, or if management otherwise believes that the issuer of the loan will not be able to make contractual interest payments or principal payments, the Investment Adviser will place the loan on non-accrual status and will cease recognizing interest income on that loan until all principal and interest is current through payment or until a restructuring occurs, such that the interest income is deemed to be collectible. However, the Company remains contractually entitled to this interest.

Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2013

2. Significant Accounting Policies and Recent Updates  – (continued)

The Company may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection. Accrued interest is written off when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. For consumer loans, any loan which is 120 past due is considered defaulted and 100% of the principal is charged off with no expected recovery or sale of defaulted receivables. As of December 31, 2013, the Company had recognized $52,454 in interest charge offs in realized losses from investments for consumer loans held by GLC Trust 2013-2, and no investments were placed on non-accrual status. As of December 31, 2012, the Company had one investment that was placed on non-accrual status, and as of December 31, 2011, no investments were placed on non-accrual status.

Any original issue discounts, as well as any other purchase discounts or premiums on debt investments, are accreted or amortized and included in interest income, over the maturity periods of the investments. If a loan is placed on non-accrual status, the Investment Adviser will cease recognizing amortization of purchase discount until all principal and interest is current through payment or until a restructuring occurs, such that the income is deemed to be collectible.

Interest Expense

Interest expense is recorded on an accrual basis and is adjusted for amortization of deferred debt issuance costs and any original issue discount.

Expenses

Expenses related to, but not limited to, ratings fees, due diligence, valuation expenses and independent collateral appraisals may arise when the Company makes certain investments. These expenses are recognized as incurred in the consolidated statements of operations within ratings fees and other expenses.

Loan Origination, Facility, Commitment and Amendment Fees

The Company may receive loan origination, facility, commitment, and amendment fees in addition to interest income during the life of the investment. The Company may receive origination fees upon the origination of an investment.

Origination fees received by the Company are initially deferred and reduced from the cost basis of the investment and subsequently accreted into interest income over the remaining stated term of the loan. Facility fees, sometimes referred to as asset management fees, are accrued as a percentage periodic fee on the base amount (either the funded facility amount or the committed principal amount). Commitment fees are based upon the undrawn portion committed by the Company and are accrued over the life of the loan.

Amendment fees are paid in connection with loan amendments and waivers and are recognized upon completion of the amendments or waivers, generally when such fees are receivable. Any such fees are included in interest income on the consolidated statements of operations. For the years ended December 31, 2013, December 31, 2012 and December 31, 2011, other income in the amount of $1,146,057, $381,375 and $648,119, respectively, was included in interest income.

Valuation of Investments

The Company values its investments in accordance with FASB ASC Topic 820, Fair Value Measurements and Disclosures (formerly FASB Statement No. 157, “ASC 820”). ASC 820 defines fair value, establishes a framework for measuring fair value and expands disclosures about assets and liabilities measured at fair value.

ASC 820’s definition of fair value focuses on exit price in the principal, or most advantageous, market and prioritizes the use of market-based inputs over entity-specific inputs within a measurement of fair value.

The Company’s portfolio consists of primarily debt investments. The fair value of the Company’s investments is initially determined by investment professionals of the Investment Adviser and ultimately

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2013

2. Significant Accounting Policies and Recent Updates  – (continued)

determined by the Board on a quarterly basis. The Investment Adviser generally uses various approaches, including, but not limited to, proprietary models that consider the analyses of independent valuation agents as well as credit risk, liquidity, market credit spreads, other applicable factors for similar transactions, bid quotations obtained from other financial institutions that trade in similar investments or based on bid prices provided by independent third party pricing services.

The types of factors that the Board may take into account when verifying the fair value initially determined by the Investment Adviser and determining the fair value of the Company’s investments generally include, as appropriate, comparison to publicly traded securities, including such factors as yield, maturity and measures of credit quality, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business and other relevant factors.

The Board has retained several independent valuation firms to review the valuation of each portfolio investment that does not have a readily available market quotation at least once during each 12-month period.

However, the Board does not intend to have de minimis investments of less than 0.5% of the Company’s total assets (up to an aggregate of 10.0% of the Company’s total assets) independently reviewed.

The Board is ultimately and solely responsible for determining the fair value of the Company’s assets using a documented valuation policy and consistently applied valuation process.

Due to the nature of the Company’s strategy, the Company’s portfolio is primarily comprised of relatively illiquid investments that are privately held. Inputs into the determination of fair value of the Company’s portfolio investments require significant management judgment or estimation. This means that the Company’s portfolio valuations are based on unobservable inputs and the Investment Adviser’s own assumptions about how market participants would price the asset or liability in question. Valuations of privately held investments are inherently uncertain and they may fluctuate over short periods of time and may be based on estimates. The determination of fair value by the Board may differ materially from the values that would have been used if a ready market for these investments existed.

The valuation process is conducted at the end of each fiscal quarter, with a portion of the Company’s valuations of portfolio companies without market quotations subject to review by the independent valuation firms each quarter. When an external event with respect to one of the Company’s portfolio companies, such as a purchase transaction, public offering or subsequent equity sale occurs, we expect to use the pricing indicated by the external event to corroborate our valuation.

With respect to investments for which market quotations are not readily available, our Board will undertake a multi-step valuation process each quarter, as described below:

•	The Company’s quarterly valuation process begins with each portfolio company or investment being initially valued by investment professionals of the Investment Adviser responsible for credit monitoring.
•	Preliminary valuation conclusions are then documented and discussed with our senior management and the Investment Adviser.
•	The valuation committee of the Board reviews these preliminary valuations.
•	At least once annually, the valuation for each portfolio investment that does not have a readily available quotation is reviewed by an independent valuation firm, subject to the de minimis exception described above.
•	The Board discusses valuations and determines the fair value of each investment in the Company’s portfolio in good faith.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2013

2. Significant Accounting Policies and Recent Updates  – (continued)

Net assets could be materially affected if the determinations regarding the fair value of the investments were materially higher or lower than the values that are ultimately realized upon the disposal of such investments.

Offering Costs

Deferred offering costs consist of fees paid in relation to legal, accounting, regulatory and printing work completed in preparation of the IPO as discussed in Note 1 and are charged against proceeds from the offering when received. Total offering costs of $564,140 were charged against proceeds for the year ended December 31, 2013.

The Company previously expensed $1,676,117 of costs related to its delayed offering in 2012. Of those costs, $0 and $317,976 were included in accrued expenses and other payables as of December 31, 2013 and December 31, 2012, respectively.

Dividends and Distributions

Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend or distribution is determined by the Board each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are distributed at least annually, although the Company may decide to retain such capital gains for investment.

The Company adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if the Board authorizes, and we declare, a cash dividend or other distribution, then our stockholders who have not ‘opted out’ of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock acquired by AST through open-market purchases, rather than receiving the cash distribution. No new shares were issued to fulfill the dividend reinvestment.

No action is required on the part of a registered stockholder to have their cash dividend or other distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying AST in writing so that such notice is received by AST no later than the record date for distributions to stockholders. AST will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends or other distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, AST will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends and other distributions in cash by notifying their broker or other financial intermediary of their election.

Earnings and net asset value per share

The earnings per share, net asset value per share and average shares outstanding calculations for the years ended December 31, 2013 and December 31, 2012 are based on the assumption that the number of shares issued on the date of the Conversion (10,498,544 shares of common stock) had been issued on January 1, 2012, as adjusted for the Reverse Stock Split.

Income Taxes

Prior to the Conversion, Garrison Capital LLC was treated as a partnership for U.S. federal, state and local income tax purposes and, therefore, no provision has been made in the accompanying consolidated financial statements for federal, state or local income taxes. In accordance with the partnership tax law

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2013

2. Significant Accounting Policies and Recent Updates  – (continued)

requirements, each partner would include their respective components of Garrison Capital LLC’s taxable profits or losses, as shown on their Schedule K-1s in their respective tax or information returns. GF 2013-2, GF 2013-2 Manager, the GARS Equity Holdings Entities and Walnut Hill II LLC are disregarded entities for tax purposes with the exception of Garrison Capital Equity Holdings LLC. GLC Trust 2013-2 is a grantor trust for U.S. taxable income purposes, whereby the income reverts to GARS.

As discussed in Note 1, for tax purposes, GARS elected to be treated as a RIC under Subchapter M of the Code, for the period from the date of the Conversion, beginning October 9, 2012, and intends to qualify thereafter. Such election was made upon the filing of the Company’s first tax return. GARS intends to change its fiscal taxable year end of March 31 to coincide with its financial reporting year end with the filing of its December 31, 2013 tax return. Accordingly, no provision for federal income tax has been made in the financial statements for the year ended December 31, 2013.

GARS complies with all RIC qualification provisions contained in the Code including certain source-of-income and asset diversification requirements as well as distribution requirements to our stockholders equal to at least 90% of “investment company taxable income”. “Investment company taxable income” is generally defined as net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses. As a RIC, GARS generally does not have to pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that it distributes to its stockholders in a timely manner. However, GARS is subject to U.S. federal income taxes at regular corporate tax rates on any net ordinary income or net capital gain not distributed to its stockholders assuming at least 90% of its investment company taxable income is distributed.

GARS may choose to retain its net capital gains or any investment company taxable income, and pay the associated U.S. federal corporate income tax, including a 4% nondeductible U.S. federal excise tax. GARS expects to make sufficient distributions to avoid being subject to any U.S. federal excise tax.

In addition, GARS has certain wholly-owned taxable subsidiaries (the “Taxable Subsidiaries”), each of which holds a portion of one or more of our portfolio investments that are listed on the Consolidated Schedule of Investments. The Taxable Subsidiaries are consolidated for financial reporting purposes in accordance with GAAP, so that our consolidated financial statements reflect our investments in the portfolio companies owned by the Taxable Subsidiaries. The purpose of the Taxable Subsidiaries is to permit GARS to hold certain interests in portfolio companies that are organized as limited liability companies (“LLCs”) (or other forms of pass-through entities) and still satisfy the RIC tax requirement that at least 90.0% of the RIC’s gross income for federal income tax purposes must consist of qualifying investment income. Absent the Taxable Subsidiaries, a proportionate amount of any gross income of an LLC (or other pass-through entity) portfolio investment would flow through directly to the RIC. To the extent that such income did not consist of investment income, it could jeopardize GARS ability to qualify as a RIC and therefore cause GARS to incur significant amounts of corporate-level U.S. federal income taxes. Where interests in LLCs (or other pass-through entities) are owned by the Taxable Subsidiaries, however, the income from such interests is taxed to the Taxable Subsidiaries and does not flow through to the RIC, thereby helping GARS preserve its RIC status and resultant tax advantages. The Taxable Subsidiaries are not consolidated for U.S. federal income tax purposes and may generate income tax expense as a result of their ownership of the portfolio companies. This income tax expense, if any, is reflected in our Statement of Operations.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal tax regulations, which may differ from amounts determined in accordance with U.S. GAAP and those differences could be material. These book-to-tax differences are either temporary or

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2013

2. Significant Accounting Policies and Recent Updates  – (continued)

permanent in nature. Reclassifications due to permanent differences have no impact on net assets. The below were reclassifications made due to permanent differences for the tax year ended December 31, 2013:

Accumulated Net Investment Income/(Loss)	$1,301,434
Paid-In Capital	$(1,301,434)

The permanent book-to-tax differences arose primarily due to return of capital distributions.

Taxable income differs from the net increase (decrease) in net assets resulting from operations primarily due to the exclusion of unrealized appreciation (depreciation) on investments from taxable income until they are realized and book-to-tax timing differences related to net capital gain loss carryforwards.

The following table reconciles net increase in net assets resulting from operations to taxable income from April 1, 2013 to tax year ended December 31, 2013:

Net increase in net assets resulting from operations	$20,214,870
Net change in unrealized appreciation on investments	(9,752,937)
Permanent book-to-tax differences	—
Temporary book-to-tax differences	5,833,349
Taxable income before deductions for distribution	$16,295,282

As of December 31, 2013, the accumulated earnings/(deficit) on a tax basis is:

Undistributed ordinary income	—
Accumulated capital and other losses	(5,833,349)
Unrealized appreciation/(depreciation)	2,093,028
Total accumulated earnings/(deficit)	(3,740,321)

The tax character of distributions paid during the tax period from April 1, 2013 to December 31, 2013 was as follows:

Ordinary	$16,295,282
Long-term Capital Gain	—
Return of Capital	1,301,434
Total	$17,596,716

As of December 31, 2013, the federal income tax basis of investments was $426,988,451 resulting in net unrealized gains of $2,093,028.

The Company is required to determine whether a tax position of the Company is more likely-than-not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. De-recognition of a tax benefit previously recognized could result in the Company recording a tax liability that could negatively impact the Company’s net assets.

U.S. GAAP provides guidance on thresholds, measurement, de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition that is intended to provide better financial statement comparability among different entities.

The Company has concluded that it was not necessary to record a liability for any such tax positions as of December 31, 2013 and December 31, 2012. However, the Company’s conclusions regarding this policy

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2013

2. Significant Accounting Policies and Recent Updates  – (continued)

may be subject to review and adjustment at a later date based on factors including, but not limited to, ongoing analyses of, and changes to, tax laws, regulations and interpretations thereof.

The Company’s activities from commencement of operations remain subject to examination by U.S. federal, state, and local tax authorities. No interest expense or penalties have been assessed as of December 31, 2013 and December 31, 2012. If the Company were required to recognize interest and penalties, if any, related to unrecognized tax benefits this would be recognized as income tax expense in the consolidated statement of operations.

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. Additionally, any losses incurred for tax years beginning after the enactment of the Regulated Investment Company Modernization Act of 2010 on December 22, 2010 are required to be utilized prior to the losses incurred in pre-enactment tax years. However, this ordering rule will not impact GARS.

As of December 31, 2013, the Company had post-enactment long-term capital loss carryforwards of $5,833,349, which do not expire. The Company had no pre-enactment capital loss carryforwards.

Recent accounting pronouncements

In June 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2013-08, Financial Services — Investment Companies (Topic 946): Amendments to the Scope, Measurement and Disclosure Requirements (“ASU 2013-08”), containing new guidance on assessing whether an entity is an investment company, requiring non-controlling ownership interest in investment companies to be measured at fair value and requiring certain additional disclosures. This guidance is effective for annual and interim periods beginning on or after December 15, 2013. The Company does not expect ASU 2013-08 to have a material impact on the Company’s consolidated financial position or disclosures.

3. Investments

The Company’s investments include debt investments (both funded and unfunded, “Debt Investments”), preferred and minority equity investments (“Equity”) of diversified companies and a portfolio of unsecured small balance consumer loans (“Financial Assets”).

These financial instruments also may be purchased indirectly through an interest in a limited partnership or a limited liability company. Certain of the risks of investing in the financial instruments of a distressed borrower or a company are discussed herein.

The Company may invest in assets for which the underlying borrower or companies are experiencing various forms of financial, operational, legal, and/or other distress or impairment, including companies involved in bankruptcy or other reorganization or liquidation proceedings, and those which might become involved in such proceedings. Through investing in these assets, the Company is exposed to credit risk relating to whether the borrower will meet its obligation to pay when it comes due until the investments are sold or mature. Any investment in a distressed company may involve special risks.

The Company’s transactions in Debt Investments are normally secured financings that are collateralized by physical assets and/or the enterprise value of the borrower. This collateral, and the Company’s rights to this collateral, are different depending on the specific transaction and are defined by the legal documents agreed to in the transaction.

The terms of the Debt Investments may require the Company to extend to a borrower additional credit or provide funding for any unfunded portion of such Debt Investments at the request of the borrower. This exposes the Company to potential liabilities that are not reflected on the consolidated statements of financial

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2013

3. Investments  – (continued)

condition. As of December 31, 2013 and December 31, 2012, the Company had $9,162,616 and $1,994,153 of unfunded obligations with a fair value of $(55,082) and $(234,340), respectively. The negative fair value is the result of the unfunded commitment being valued below par. These amounts may or may not be funded to the borrowing party now or in the future. The unfunded commitments relate to loans with various maturity dates, but the entire amount was eligible for funding to the borrowers as of December 31, 2013 and December 31, 2012, respectively, subject to the terms of each loan’s respective credit agreement.

There is no central clearinghouse for the Company’s Debt Investments, Equity or Financial Assets, nor is there a central depository for custody of any such interests. The processes by which these interests are cleared, settled and held in custody are individually negotiated between the parties to the transaction. This subjects the Company to operational risk to the extent that there are delays and failures in these processes. The Custodian maintains records of the investments owned by the Company.

4. Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities which qualify as financial instruments approximate the carrying amounts presented in the consolidated statements of financial condition.

U.S. GAAP requires enhanced disclosures about investments that are measured and reported on a fair value basis. Under U.S. GAAP, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Further, the guidance distinguishes between inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs). Various inputs are used in determining the values of the Company’s investments and these inputs are categorized as of each valuation date.

The inputs are summarized in three broad levels listed below:

•	Level 1 — quoted unadjusted prices in active markets for identical investments as of the reporting date.
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the reporting entity’s own assumptions about the assumptions market participants would use in determining the fair values of investments or indicative bid prices from unaffiliated market makers or independent third party pricing services).

Fair value of publicly traded instruments is generally based on quoted market prices. Fair value of non-publicly traded instruments, and of publicly traded instruments for which quoted market prices are not readily available, may be determined based on other relevant factors, including without limitation, bid quotations from unaffiliated market makers or independent third party pricing services, the price activity of comparable instruments and valuation pricing models.

For those investments valued using quotations, the bid price is generally used, unless the Company determines that it is not representative of an exit price. To the extent observable market data is available, such information may be the result of consensus pricing information or broker quotes. Due to the fact that the significant inputs used by the contributors of the consensus pricing source or the broker are unobservable and evidence with respect to trading levels is not available, any investments valued using indicative bid prices from unaffiliated market makers and independent third party pricing services have been classified within Level 3.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2013

4. Fair Value of Financial Instruments  – (continued)

Investments classified as Level 3 may be fair valued using the income and market approaches, using a market yield valuation methodology or enterprise value methodology.

Factors that could affect fair value measurements using the above referenced approaches include assumed growth rates, capitalization rates, discount rates, loan-to-value ratios, liquidation value, relative capital structure priority, market comparables, compliance with applicable loan, covenant and interest coverage performance, book value, market derived multiples, reserve valuation, assessment of credit ratings of an underlying borrower, review of ongoing performance, review of financial projections as compared to actual performance, review of interest rate and yield risk.

Such factors may be given different weighting depending on management’s assessment of the underlying investment, and management may analyze apparently comparable investments in different ways. The Company has used, and intends to continue to use, independent valuation firms to provide additional corroboration for estimating the fair values of investments. Valuations performed by the independent valuation firms may utilize proprietary models and inputs. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

All of the Company’s investments (other than cash and cash equivalents) are classified as Level 3 under ASC 820.

The following table summarizes the valuation of the Company’s investments measured at fair value based on the fair value hierarchy detailed above as of December 31, 2013 and December 31, 2012:

	As of December 31, 2013			Total
	Level 1	Level 2	Level 3
Senior Secured (1)	$—	$—	$382,888,163	$382,888,163
Second Lien	—	—	13,680,535	13,680,535
Mezzanine	—	—	7,080,998	7,080,998
Preferred Equity Investments	—	—	5,453,182	5,453,182
Common Equity Investments	—	—	3,090,475	3,090,475
Financial Assets	—	—	16,888,126	16,888,126
	$—	$—	$429,081,479	$429,081,479

	As of December 31, 2012			Total
	Level 1	Level 2	Level 3
Senior Secured(2)	$—	$—	$217,225,589	$217,225,589
Second Lien	—	—	2,625,596	2,625,596
Common Equity Investments	—	—	254,600	254,600
	$—	$—	$220,105,785	$220,105,785

(1)	Includes unfunded obligations of $(55,082).
(2)	Includes unfunded obligations of $(234,340).

The net change in unrealized appreciation/(depreciation) for the year ended December 31, 2013 and December 31, 2012 reported within the net change in unrealized appreciation/(depreciation) on investments in the Company’s consolidated statements of operations attributable to the Company’s Level 3 assets was $15,934,259 and $(7,321,528), respectively.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2013

4. Fair Value of Financial Instruments  – (continued)

The following table is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the year ended December 31, 2013:

	Year Ended December 31, 2013
	Senior Secured Investments	Second Lien Investments	Mezzanine Investments	Preferred Equity Investments	Common Equity Investments	Financial Assets	Total
Fair value, beginning of period	$217,225,589	$2,625,596	$—	$—	$254,600	$—	$220,105,785
Transfers into Level 3(1)	—	—	—	—	—	—	—
Transfers out of Level 3(1)	—	—	—	—	—	—	—
Total net realized and unrealized gain/(loss) on investments	2,607,834	(227,209)	(477)	1,731,608	(93,001)	145,738	4,164,493
Total net accretion of discounts on investments	1,508,389	37,676	11,354	—	—	—	1,557,419
Purchases/Issuances	391,730,629	12,411,250	7,070,121	3,721,574	2,928,876	18,110,502	435,972,952
Sales(2)	(70,239,262)	(1,005,000)	—	—	—	—	(71,244,262)
Paydowns	(159,945,016)	(161,778)	—	—	—	(1,368,114)	(161,474,908)
Fair value, end of period	$382,888,163	$13,680,535	$7,080,998	$5,453,182	$3,090,475	$16,888,126	$429,081,479
Net change in unrealized appreciation/(depreciation) included in earnings related to investments still held at reporting date	$1,645,825	$(235,944)	$(477)	$—	$1,638,629	$—	$3,048,033

(1)	Transfers into or out of Level 1, 2 or 3 are recognized at the reporting date. There were no transfers of investments between levels by the Company for the year ended December 31, 2013.
(2)	Includes $9,590,000 Distribution-in-Kind.

The following table is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the year ended December 31, 2012:

	Year ended December 31, 2012
	Senior Secured Investments	Second Lien Investments	Equity Investments	Total
Fair value, beginning of period	$315,424,066	$4,376,068	$978,491	$320,778,625
Transfers into Level 3(1)	—	—	—	—
Transfers out of Level 3(1)	—	—	—	—
Total net realized and unrealized gain/(loss) on investments	(3,416,656)	193,173	(723,891)	(3,974,374)
Total net accretion of discounts on investments	1,615,687	83,353	—	1,699,040
Purchases	128,384,308	—	—	128,384,308
Issuances	—	—	—	—
Sales	(35,539,036)	—	—	(35,539,036)
Paydowns	(189,242,780)	(2,026,998)	—	(191,269,778)
Fair value, end of period	$217,225,589	$2,625,596	$254,600	$220,105,785
Net change in unrealized appreciation/(depreciation) included in earnings related to investments still held at reporting date	$(8,467,961)	$(7,066)	$(723,891)	$(9,198,918)

(1)	Transfers into or out of Level 1, 2 or 3 are recognized at the reporting date. There were no transfers of investments between levels by the Company for the year ended December 31, 2012.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2013

4. Fair Value of Financial Instruments  – (continued)

The following table is a quantitative disclosure about significant unobservable inputs (Level 3) that were used in determining fair value at December 31, 2013:

	Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at December 31, 2013	Valuation Technique	Unobservable Input	Range		Weighted Average
				Low	High
Senior Secured Investments(1)	$382,888,163	Comparable yield approach	Market rate(2)	3.2%	29.8%	9.7%
		Market comparable companies	EBITDA multiple	4.2x	11.0x	6.8x
Second Lien Investments	13,680,535	Comparable yield approach	Market rate(2)	7.8%	11.7%	10.3%
		Market comparable companies	EBITDA multiple	6.5x	10.6x	7.8x
Mezzanine Investments	7,080,998	Comparable yield approach	Market rate(2)	14.5%	14.5%	14.5%
		Market comparable companies	EBITDA multiple	6.0x	6.0x	6.0x
Equity Investments(3)	8,543,657	Market comparable companies	EBITDA multiple	5.0x	7.0x	5.8x
		Market comparable companies	Origination fees multiple	2.6x	11.0x	5.4x
Financial Assets(4)	16,888,126	Discounted cash flows	Interest rate	10.9%	31.3%	16.9%
			Conditional prepayment rate (“CPR”)	18.5%	83.6%	41.9%
			Constant default rate (“CDR”)	6.5%	33.0%	14.8%
			Discount rate	10.0%	10.0%	10.0%
Total	$429,081,479

(1)	Includes total unfunded obligations of $(55,082).
(2)	Market rate is calculated based on the fair value of the investments and interest expected to be received using the current rate of interest at the balance sheet date to maturity, excluding the effects of future scheduled principal amortizations.
(3)	Includes preferred and common equity.
(4)	Financial Assets are aggregated by the level of risk associated with the underlying loan, with the level of risk measured by the estimated loss rate. The estimated loss rate is based on the historical performance of loans with similar characteristics, such as credit score obtained from an official credit reporting agency, debt-to-income ratios, information from the borrower’s credit report, as well as the borrower’s self-reported income range, occupation and employment status. Financial Asset risk ratings are assigned on a scale from A through F, with A having the lowest level of risk and F having the highest level of risk. As of December 31, 2013, 25.0%, 30.6%, 30.4%, 8.6%, 4.7% and 0.7% of the total fair value of Financial Assets was comprised of A, B, C, D, E and F risk rated loans, respectively.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2013

4. Fair Value of Financial Instruments  – (continued)

The following table is a quantitative disclosure about significant unobservable inputs (Level 3) that were used in determining fair value at December 31, 2012:

	Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at December 31, 2012	Valuation Technique	Unobservable Input	Range		Weighted Average
				Low	High
Senior Secured Investments(1)	$217,225,589	Comparable yield approach	Market rate(2)	3.0%	15.4%	9.5%
		Market comparable companies	EBITDA multiple	4.5x	11.5x	6.9x
Second Lien Investments	2,625,596	Comparable yield approach	Market rate(2)	7.8%	7.8%	7.8%
		Market comparable companies	EBITDA multiple	5.0x	5.0x	5.0x
Equity Investments	254,600	Market comparable companies	EBITDA multiple	5.3x	7.0x	5.7x
Total	$220,105,785

(1)	Includes total unfunded obligations of ($234,340).
(2)	Market rate is calculated based on the fair value of the investments and interest expected to be received using the current rate of interest at the balance sheet date to maturity, excluding the effects of future scheduled principal amortizations.

Significant unobservable inputs used in the fair value measurement of the reporting entity’s Debt Investments include indicative bid quotations obtained from independent third party pricing services (“consensus pricing”), multiples of market comparable companies, and relative comparable yields.

Significant decreases (increases) in consensus pricing or market comparables could result in significantly lower (higher) fair value measurements. Significant increases (decreases) in comparable yields could result in significantly lower (higher) fair value measurements. Generally, a change in the assumption used for relative comparable yields is accompanied by a directionally opposite change in the assumptions used for pricing.

Significant unobservable inputs used in the fair value measurement of the reporting entity’s Financial Assets include interest rate, prepayment rate, unit loss rate and discount rate.

Significant decreases (increases) in interest rates or prepayment rates could result in significantly lower (higher) fair value measurements. Significant increases (decreases) in unit loss rates or discount rates could result in significantly lower (higher) fair value measurements.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2013

4. Fair Value of Financial Instruments  – (continued)

The composition of the Company’s portfolio by industry at cost and fair value as of December 31, 2013 was as follows:

Industry	Cost of Investments		Fair Value of Investment
Miscellaneous Manufacturing	$58,157,568	13.6%	$59,578,972	13.9%
Transportation Services	45,356,779	10.6	45,352,257	10.6
Communications	40,146,138	9.4	40,461,855	9.4
Miscellaneous Services	38,621,925	9.0	38,689,163	9.0
Health Services	38,721,119	9.1	36,672,053	8.5
Oil & Gas	24,829,027	5.8	26,905,929	6.3
Food Stores – Retail	23,455,743	5.5	23,727,417	5.5
Automotive	19,521,987	4.6	19,564,271	4.6
Consumer Finance	19,144,036	4.5	19,365,626	4.5
Apparel Products	15,471,806	3.6	15,528,467	3.6
Specialty Services	15,147,452	3.5	15,083,993	3.5
Miscellaneous Retail	14,926,805	3.5	14,936,027	3.5
Broadcasting & Entertainment	14,739,458	3.5	14,657,618	3.4
Insurance Agents	13,132,253	3.1	13,359,383	3.1
Electrical Equipment	12,528,985	2.9	12,598,106	2.9
National Security	9,843,766	2.3	9,800,593	2.3
Printing & Publishing	7,140,812	1.7	6,907,969	1.6
Textile Products	3,862,146	0.9	3,875,000	0.9
Metal Mining	3,477,728	0.8	3,500,333	0.8
Restaurants	3,264,808	0.8	3,065,556	0.7
Chemicals	2,565,212	0.6	2,598,597	0.6
Wholesale Durable Goods	1,855,793	0.4	1,782,163	0.4
Machinery	797,000	0.2	790,026	0.2
Hotels and Motels	280,105	0.1	280,105	0.1
Total	$426,988,451	100.0%	$429,081,479	100.0%

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2013

4. Fair Value of Financial Instruments  – (continued)

Refer to the consolidated schedules of investments for detailed disaggregation of the Company’s investments.

The composition of the Company’s portfolio by industry at cost and fair value as of December 31, 2012 was as follows:

Industry	Cost of Investments		Fair Value of Investment
Food Stores – Retail	$39,912,726	17.1%	$34,315,316	15.6%
Miscellaneous Services	33,152,437	14.2	33,146,845	15.1
Miscellaneous Manufacturing	21,537,576	9.2	21,573,419	9.8
Communications	22,556,874	9.6	20,133,370	9.1
Automotive	14,971,067	6.4	14,907,269	6.8
National Security	13,460,382	5.8	13,543,542	6.2
Electrical Equipment	11,095,643	4.7	11,091,842	5.0
Health Services	12,161,920	5.2	11,040,709	5.0
Transportation Services	8,233,545	3.5	8,287,268	3.8
Insurance Agents	7,748,761	3.3	7,748,761	3.5
Chemicals	5,984,847	2.6	6,036,070	2.7
Printing & Publishing	7,142,036	3.1	5,775,529	2.6
Miscellaneous Retail	8,300,512	3.5	5,038,736	2.3
Apparel Products	4,652,867	2.0	4,717,200	2.1
Textile Products	4,350,724	1.9	4,287,500	1.9
Specialty Services	3,905,620	1.7	3,890,600	1.8
Metal Mining	2,941,182	1.3	3,015,000	1.4
Crop Agriculture	2,910,705	1.2	2,938,254	1.3
Restaurants	3,172,250	1.4	2,807,972	1.3
Business Finance Services	1,975,466	0.8	2,005,774	0.9
Wholesale Durable Goods	1,962,632	0.8	1,985,020	0.9
Educational Services	1,808,588	0.8	1,819,789	0.8
Total	$233,938,360	100.0%	$220,105,785	100.0%

Refer to the consolidated schedules of investments for detailed disaggregation of the Company’s investments.

5. Indemnifications

In the normal course of business, the Company enters into certain contracts that provide a variety of indemnifications. The Company’s maximum exposure under these indemnifications is unknown. However, no liabilities have arisen under these indemnifications in the past and, while there can be no assurances in this regard, there is no expectation that any will occur in the future. Therefore, the Company does not consider it necessary to record a liability for any indemnifications under U.S. GAAP.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2013

6. Due To and Due From Counterparties

The Company executes investment transactions with agents, brokers, investment companies, agent banks and other financial institutions. Due to and due from counterparties include amounts related to unsettled purchase and sale transactions of investments and principal paydowns receivable from the borrowers.

Amounts due to counterparties were $7,840,140 and $15,742,446 as of December 31, 2013 and December 31, 2012, respectively. Amounts due from counterparties as of December 31, 2013 and December 31, 2012 were $6,660,132 and $0, respectively.

7. Financing

In accordance with the 1940 Act, with certain limited exceptions, the Company is only allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing. As of December 31, 2013 and December 31, 2012, the Company’s asset coverage for borrowed amounts was 215.1% and 238.9%, respectively.

On November 5, 2010, GF 2010-1 completed a $300,000,000 collateralized loan securitization. GF 2010-1 was the borrower under a collateralized loan obligation facility (the “CLO Facility”) which was refinanced, as further described below. The CLO Facility consisted of senior secured notes (collectively, the “GF 2010-1 Notes”).

On May 21, 2012, GF 2012-1, the Company’s wholly-owned indirect subsidiary, entered into the Credit Facility in an aggregate principal amount of $150,000,000, consisting of $125,000,000 of term loans Class A-T Loans and $25,000,000 of revolving loans Class A-R Loans (collectively, the “GF 2012-1 Loans”) which was utilized, along with cash on hand of GF 2010-1 and Garrison Capital LLC, to redeem the existing GF 2010-1 Notes. On June 5, 2013, GF 2012-1 entered into an agreement to increase the size of the Credit Facility from $150,000,000 to $175,000,000, consisting of $125,000,000 of Class A-T loans and $50,000,000 of Class A-R loans. All other terms of the Credit Facility remained unchanged.

In connection with the execution of the Credit Facility and the redemption of the GF 2010-1 Notes in accordance with the indenture governing such notes, a majority of the loans and other assets owned or financed under such indenture were sold or contributed to GF 2012-1 as collateral for the Credit Facility.

The redemption of the GF 2010-1 Notes resulted in a $3,352,725 loss for the year ended December 31, 2012 due to the write off of deferred debt issuance costs in the amount of $2,397,825 and the recognition of $954,900 of unamortized original issue discount on the GF 2010-1 Notes, which are included in loss on refinancing of senior secured notes on the consolidated statements of operations. For purposes of the Company’s consolidated financial statements, there were no gains or losses recognized as part of the sale from GF 2010-1 to GF 2012-1.

GARS had the ability to refinance the Credit Facility through a collateralized loan obligation as provided by certain provisions of the Credit Facility agreement.

On the Refinancing Date, GF 2013-2 completed the CLO Facility II through a private placement of (1) $50.0 million of AAA(sf) rated Class A-1R revolving notes (“Class A-1R Notes”), which bear interest at either the CP Rate (as defined in the indenture governing the CLO Facility II) or the London Interbank Offered Rate (“LIBOR”) plus 1.90%; (2) $111.2 million of AAA(sf) rated Class A-1T notes (“Class A-1T Notes”), which bear interest at three-month LIBOR plus 1.80%; (3) $24.2 million of AA(sf) rated Class A-2 notes (“Class A-2 Notes” and collectively with the Class A-1R Notes and the Class A-1T Notes, the “Class A Notes”), which bear interest at three-month LIBOR plus 3.40%; (4) $25.0 million of A(sf) rated Class B notes (“Class B Notes”), which bear interest at three-month LIBOR plus 4.65%; (5) $13.7 million of Class C notes (not rated) (“Class C Notes” and collectively with the Class A Notes and Class B Notes, the “Secured Notes”), which bear interest at three-month LIBOR plus 5.50%; and (6) $126.0 million of subordinated notes (“Subordinated Notes” and collectively with the Class A Notes, Class B Notes and Class C Notes, the

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2013

7. Financing  – (continued)

“GF 2013-2 Notes”), which do not have a stated interest rate, the proceeds of which were utilized, along with cash on hand, to refinance the existing Credit Facility. All of the GF 2013-2 Notes are scheduled to mature on September 25, 2023. As of December 31, 2013, GARS had retained 100% of the Class C Notes. The Subordinated Notes represent the residual interest in GF 2013-2. Immediately following the completion of CLO Facility II, GF 2013-2 Manager owned 100% of the Subordinated Notes.

GLC Trust 2013-2 entered into a $10,000,000 revolving facility with Capital One Bank, NA, held directly by GLC Trust 2013-2 on December 6, 2013. The revolving facility includes an accordion feature, such that GLC Trust 2013-2 will be permitted to increase the total commitment up to $15,000,000 under the terms of the loan agreement. GLC Trust 2013-2 exercised this option on December 20, 2013.

The refinance of the Credit Facility resulted in a $426,714 loss for the year ended December 31, 2013 due to the third party expenses incurred to effect the refinancing in the amount of $426,714, which is included in loss on refinancing of senior secured notes on the consolidated statements of operations.

Fees paid as part of the execution of the Credit Facility, the refinance of the Credit Facility and the execution of the CLO Facility II in the amount of $6,154,758 consisted of facility fees of $4,280,250 and other costs of $1,874,508 which included rating agency fees and legal fees. GLC Trust 2013-2 incurred facility fees in the amount of $129,871 as part of the execution of the GLC Trust 2013-2 Revolver. These costs are included in deferred debt issuance costs on the consolidated statements of financial condition and will be amortized over the stated maturity of the respective loans, with $4,884,271 of deferred debt issuance costs remaining as of December 31, 2013.

The table below shows the notes outstanding under the CLO Facility II and the GLC Trust 2013-2 Revolver as of December 31, 2013:

December 31, 2013	Amortized Carrying Value	Outstanding Principal at Par	Interest Rate	Stated Maturity
Senior Secured Notes:
Class A-1R Notes	$50,000,000	$50,000,000	CP Rate or LIBOR + 1.90%	9/25/2023
Class A-1T Notes:
Class A-1T Notes	110,742,112	111,175,000	LIBOR + 1.80%	9/25/2023
Class A-2 Notes:
Class A-2 Notes	24,032,457	24,150,000	LIBOR + 3.40%	9/25/2023
Class B Notes:
Class B Notes	24,903,198	25,025,000	LIBOR + 4.65%	9/25/2023
GLC Trust 2013-2 Revolving Note:
Revolving Note:	9,741,676	9,741,676	LIBOR + 3.50%	12/6/2015
	$219,419,443	$220,091,676

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2013

7. Financing  – (continued)

The table below shows the loans outstanding under the Credit Facility as of December 31, 2012:

December 31, 2012	Amortized Carrying Value	Outstanding Principal at Par	Interest Rate	Stated Maturity
Class A-T Loans:
Class A-T Loans	$125,000,000	$125,000,000	COF(1) + 2.75%	2/21/2020
Class A-R Loans:
Class A-R Loans	—	—	COF(1) + 1.25%	2/21/2020
	$125,000,000	$125,000,000

(1)	COF rate. See below for further information.

At December 31, 2013 and December 31, 2012, $0 and $25,000,000, respectively, of the Class A-1R Notes and Class A-R Loans remained undrawn. The Class A-1R Notes and the Class A-R Loans bore a 1.00% and 1.25% annual fee on undrawn amounts, respectively. As of December 31, 2013 $5,258,324 of the GLC Trust 2013-2 Revolver remained undrawn. A 0.50% annual fee is payable on undrawn amounts under the GLC Trust 2013-2 Revolver.

The fair value of the GF 2013-2 Notes and GLC Trust 2013-2 Revolving Note and the GF 2012-1 Loans approximated the carrying value on the consolidated statements of financial condition at December 31, 2013 and December 31, 2012, respectively.

Through September 25, 2013, the Class A-T Loans and the Class A-R Loans under the Credit Facility bore interest at an annual rate equal to a cost of funds (“COF”) rate plus 3.25%. The COF rate was capped at LIBOR plus 0.50%. From September 25, 2013 to September 25, 2023, the Class A-1R Notes bear interest at an annual rate equal to the CP Rate or LIBOR plus 1.90%, the Class A-1T Notes bear interest at an annual rate equal to LIBOR plus 1.80%, the Class A-2 Notes bear interest at an annual rate equal to LIBOR plus 3.40% and the Class B Notes bear interest at an annual rate equal to LIBOR plus 4.65%.

The ability of GF 2013-2 to draw under the Class A-1R Notes terminates on September 25, 2016, which is also the end of the extended reinvestment period, and the CLO Facility II matures on September 25, 2023. The CLO Facility II is secured by all of the assets held by GF 2013-2.

The indenture governing the CLO Facility II provides that, to the extent cash is available from cash collections, the holders of the GF 2013-2 Notes are to receive quarterly interest payments on the 20th day or, if not a business day, the next succeeding business day of February, May, August and November of each year, commencing in February 2014, until the stated maturity.

Under the documents governing the CLO Facility II, there are two coverage tests applicable to the Secured Notes. The first test compares the amount of interest received on the collateral loans held by GF 2013-2 to the amount of interest payable on the Secured Notes under the CLO Facility II in respect of the amounts drawn and certain expenses. To meet this first test, at any time, the aggregate amount of interest received on the collateral loans must equal, after the payment of certain fees and expenses, at least 135.0% of the aggregate amount of interest payable on the Class A Notes, 125.0% of the interest payable on the Class A Notes and Class B Notes, taken together, and 115% of the interest payable on the Class A Notes, Class B Notes and Class C Notes, taken together.

The second test compares the aggregate principal amount of the collateral loans, as calculated in accordance with the indenture, to the aggregate outstanding principal amount of the Secured Notes in respect of the amounts drawn. To meet this second test at any time, the aggregate principal amount of the collateral loans must equal at least 173.4% of the aggregate outstanding principal amount of the Class A Notes, 156.1%

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2013

7. Financing  – (continued)

of the aggregate principal amount of the Class A Notes and Class B Notes, taken together, and 148.1% of the aggregate outstanding principal amount of the Class A Notes, Class B Notes and Class C Notes, taken together.

If the coverage tests are not satisfied with respect to a quarterly payment date, GF 2013-2 will be required to apply available amounts to the repayment of interest on and principal of the GF 2013-2 Notes to the extent necessary to satisfy the applicable coverage tests and, as a result, there may be reduced funds available for GF 2013-2 to make additional investments or to make distributions on the Company’s equity interests in GF 2013-2. Additionally, compliance is measured on each day collateral loans are purchased, originated or sold and in connection with monthly reporting to the note holder. Furthermore, if under the second coverage test the aggregate principal amount of the collateral loans equals 125.0% or less of the aggregate outstanding principal amount on the Class A-1 Notes and remains so for ten business days, an event of default will be deemed to have occurred. As of December 31, 2013 and December 31, 2012, the Trustee has asserted that all of the coverage tests were met.

The GLC Trust 2013-2 Revolver bears interest at a rate equal to LIBOR plus 3.50%, and in no event shall the LIBOR rate be less than 0.50% per annum.

The ability of GLC Trust 2013-2 to draw under the GLC Trust 2013-2 Revolver terminates on December 6, 2015. The GLC Trust 2013-2 Revolver is secured by all of the assets held by GLC Trust 2013-2.

The loan agreement governing the GLC Trust 2013-2 Revolver provides that, to the extent cash is available from cash collections, the lender is to receive monthly interest payments on the 15th day or, if not a business day, the next succeeding business day.

Under the loan agreement governing the GLC Trust 2013-2 Revolver, the portfolio of consumer loans held by GLC Trust 2013-2 must meet the following portfolio covenants:

•	The weighted average FICO Score for the underlying borrowers as of the origination date for each applicable receivable related to the portfolio shall not be less than 680;
•	No more than 15.0% of the unpaid principal balance of the portfolio shall be 30 day delinquent receivables;
•	The weighted average outstanding aggregate principal amount payable on the receivables in the portfolio shall be equal to or less than $18,000;
•	The weighted average of the remaining term to maturity (measured in months) with respect the portfolio shall be equal to or less 55 months; and
•	The weighted average of the per annum interest rates on the portfolio shall be equal to or greater than 10.0%.

At December 31, 2013 and December 31, 2012, the weighted average interest rate of the Secured Notes and the Class A-T Loans was 2.81% and 3.25%, respectively, and the weighted average effective interest rate, including the effects of deferred debt issuance costs, was 3.22% and 3.53%, respectively. At December 31, 2013 and December 31, 2012, the weighted average interest rate of the Class A-1R Notes and the Class A-R Loans was 2.23% and 1.25%, respectively, and the weighted average effective interest rate, including the effects of deferred debt issuance costs, was 2.36% and 2.50%, respectively. At December 31, 2013, the weighted average effective interest rate of the GLC Trust 2013-2 Revolving Note was 4.00%, and the weighted average effective interest rate, including the effects of the deferred debt issuance costs, was 4.79%. At December 31, 2013, the weighted average effective interest rate for total outstanding debt was 3.03%.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2013

8. Related Party Transactions

Investment Advisory Agreement

GARS entered into the Investment Advisory Agreement with the Investment Adviser, which was effective as of October 9, 2012 and subsequently amended and restated on March 26, 2013. The Investment Adviser agreed to waive its base management fee and incentive fee commencing from the IPO Pricing Date through September 30, 2013.

Prior to the Conversion, GARS paid a management fee to the Investment Adviser in arrears for the preceding fiscal quarter equal to 0.375% (1.50% per annum) of the value of the Company’s consolidated members’ capital (excluding the average amount of cash held during the period).

Under the Amended and Restated Investment Advisory Agreement, the Investment Adviser is entitled to a base management fee for its services calculated at an annual rate of 1.75% of gross assets, excluding cash and cash equivalents and cash and cash equivalents, restricted, but including assets purchased with borrowed funds. For purposes of the Investment Advisory Agreement, cash equivalents means U.S. government securities and commercial paper maturing within 270 days of purchase.

From the date of Conversion through the IPO Pricing Date, the Investment Adviser waived that portion of the management fee due under the Investment Advisory Agreement in excess of a base management fee equal to an annual rate of 1.50% of the average of the value of the Company’s net assets (including cash and cash equivalents) calculated at the end of the two most recently completed calendar quarters, payable in arrears. Under no circumstances would the Investment Adviser have received a base management fee greater than 1.75% of gross assets, excluding cash and cash equivalents but including assets purchased with borrowed funds calculated based on the average carrying value of the gross assets of the Company at the end of the two most recently completed calendar quarters.

For the year ended December 31, 2013, the Investment Adviser earned management fees under the Investment Advisory Agreement in the amount of $6,326,115, of which $3,815,756, was waived. For the year ended December 31, 2012, the Investment Adviser earned management fees in the amount of $2,565,251, of which 288,343 was waived. For the year ended December 31, 2011, the Investment Adviser earned management fees in the amount of $1,804,068, none of which was waived.

Management fees in the amount of $217,608 and $112,411 were payable as of December 31, 2013 and December 31, 2012, respectively, and are included in payables to affiliates on the Consolidated Statements of Financial Position.

Under the Investment Advisory Agreement, the Investment Adviser is entitled to an incentive fee consisting of two components that are independent of each other, with the result that one component may be payable even if the other is not.

The first component, which is income-based and payable quarterly in arrears, equals 20% of the amount, if any, that the Company’s pre-incentive fee net investment income exceeds a 2.00% quarterly (8.00% annualized) hurdle rate (the “Hurdle Rate”), subject to a “catch-up” provision measured at the end of each calendar quarter. The operation of the first component of the incentive fee for each quarter is as follows:

•	no incentive fee is payable to the Investment Adviser in any calendar quarter in which the Company’s pre-incentive fee net investment income does not exceed the Hurdle Rate;
•	100% of the Company’s pre-incentive fee net investment income with respect to that portion of such the Company’s pre-incentive fee net investment income, if any, that exceeds the Hurdle Rate but is less than 2.50% in any calendar quarter (10.00% annualized). We refer to this portion of the Company’s pre-incentive fee net investment income (which exceeds the Hurdle Rate but is less than

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2013

8. Related Party Transactions  – (continued)

2.50%) as the “catch-up”. The effect of the “catch-up” provision is that, if the Company’s pre-incentive fee net investment income exceeds 2.50% in any calendar quarter, the Investment Adviser will receive 20% of such pre-incentive fee net investment income as if the Hurdle Rate did not apply; and
•	20% of the amount of the Company’s pre-incentive fee net investment income, if any, that exceeds 2.50% in any calendar quarter (10.00% annualized) (once the Hurdle Rate is reached and the catch-up is achieved).

The portion of such incentive fee that is attributable to deferred interest (such as payment-in-kind interest or original issue discount) will be paid to the Investment Adviser, together with any other interest accrued on the loan from the date of deferral to the date of payment, only if and to the extent the Company actually receives such interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. Any reversal of such amounts would reduce net income for the quarter by the net amount of the reversal (after taking into account the reversal of incentive fees payable) and would result in a reduction and possibly elimination of the incentive fees for such quarter. For the avoidance of doubt, no incentive will be paid to the Investment Adviser on amounts accrued and not paid in respect of deferred interest.

The second component, which is capital gains-based, is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date) and equals 20% of the Company’s cumulative aggregate realized capital gains through the end of such year, computed net of the Company’s aggregate cumulative realized capital losses and aggregate cumulative unrealized capital depreciation through the end of such year, less the aggregate amount of any previously paid capital gains incentive fees and subject to the Incentive Fee Cap and Deferral Mechanism described below. The capital-gains component of the incentive fee excludes any portion of realized gains (losses) that are associated with the reversal of any portion of unrealized appreciation/depreciation attributable to periods prior to April 1, 2013. The capital gains component of the incentive fee is not subject to any minimum return to stockholders.

Incentive Fee Cap and Deferral Mechanism

We have structured the calculation of these incentive fees to include a fee limitation such that no incentive fee will be paid to our Investment Adviser for any fiscal quarter if, after such payment, the cumulative incentive fees paid to our Investment Adviser for the period that includes such fiscal quarter and the 11 full preceding fiscal quarters (the “Incentive Fee Look-back Period”), would exceed 20.0% of our cumulative pre-incentive fee net return during the applicable Incentive Fee Look-back Period. The Incentive Fee Look-back Period commenced on April 1, 2013. Prior to April 1, 2016, the Incentive Fee Look-back Period will consist of fewer than 12 full fiscal quarters.

For the three months ending December 31, 2013, our Investment Adviser agreed to waive that portion of its income-based incentive fee, if any, necessary for the Company’s net investment income per share plus net realized gain (loss) per share (excluding any portion of realized gains (losses) that are associated with the reversal of any portion of unrealized appreciation/depreciation attributable to periods prior to April 1, 2013) for the three months ending December 31, 2013 to equal $0.35 per share, net of fee waivers.

For the six months ending June 30, 2014, our Investment Adviser has agreed to waive that portion of its income-based incentive fee, if any, necessary for the Company’s net investment income per share plus net realized gain (loss) per share (excluding any portion of realized gains (losses) that are associated with the reversal of any portion of unrealized appreciation/depreciation attributable to periods prior to April 1, 2013) for the six months ending June 30, 2014 to equal $0.70 per share, net of fee waivers.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2013

8. Related Party Transactions  – (continued)

Incentive fees in the amount of $1,392,894 were earned for the year ended December 31, 2013 and no incentive fees were earned for the years ended December 31, 2012 and December 31, 2011. The Investment Adviser waived $293,995 of incentive fees for the year ended December 31, 2013. Incentive fees in the amount of $1,098,899 were payable as of December 31, 2013 and are included in payables to affiliates on the consolidated statements of financial condition.

Administration Agreement

As discussed in Note 1, GARS entered into the Administration Agreement with GARS Administrator. Under the Administration Agreement, the GARS Administrator provides the Company with office facilities, equipment, clerical, bookkeeping and record keeping services at such facilities and such other services as the GARS Administrator, subject to review by the Board, from time to time determines to be necessary or useful to perform its obligations under the Administration Agreement. The GARS Administrator is responsible for the financial and other records that the Company is required to maintain and prepare reports to stockholders, and reports and other materials filed with the Securities and Exchange Commission (the “SEC”). The GARS Administrator provides on the Company’s behalf significant managerial assistance to those portfolio companies to which the Company is required to provide such assistance. No managerial assistance was provided to any portfolio companies for the year ended December 31, 2013.

In addition, the GARS Administrator assists the Company in determining and publishing the Company’s net asset value, overseeing the preparation and filing of the Company’s tax returns, and the printing and dissemination of reports to stockholders of the Company, and generally oversees the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. The Company reimburses the GARS Administrator for the costs and expenses incurred by the GARS Administrator in performing its obligations and providing personnel and facilities as described.

The GARS Administrator agreed to waive any amounts due to it under the Administration Agreement from the date of the Conversion through the quarter in which the Company executed the IPO. Gross Administrator charges for the year ended December 31, 2013, including amounts payable to the Sub-Administrator as discussed in Note 1, were $786,923. The amount of these charges waived by the GARS Administrator for the year ended December 31, 2013 was $101,197. No expense was charged by the GARS Administrator for the year ended December 31, 2012 and December 31, 2011. No administration fees were payable to the GARS Administrator as of December 31, 2013 or December 31, 2012.

Directors’ Fees

The Company’s independent directors each receive an annual fee of $70,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each in-person Board meeting and receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting.

In addition, the chairman of the audit committee receives an annual fee of $10,000, the chairman of the valuation committee receives an annual fee of $10,000 and each chairman of any other committee receives an annual fee of $5,000 for their additional services in these capacities (all such fees and reimbursements collectively, “Directors’ Fees”). No compensation is paid to directors who are not independent of the Company and the Investment Adviser.

Our independent directors agreed to waive a portion of their fees from the date of the Conversion through the quarter in which the Company executed the IPO.

Independent directors earned Directors’ Fees of $333,874 (net of fee waivers of $34,426), $262,308 (net of fee waivers of $31,191) and $190,920, for the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively. No directors’ fees were payable as of December 31, 2013 or December 31, 2012.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2013

8. Related Party Transactions  – (continued)

Affiliated Stockholders

GSOF LLC, GSOF-SP LLC, GSOF-SP II LLC, GSOF-SP DB LLC (subsidiaries of Garrison Special Opportunities Fund LP), GSOIF Corporate Loan Pools Ltd. (a subsidiary of Garrison Special Opportunities Institutional Fund LP), Garrison Capital Offshore Ltd. (a subsidiary of Garrison Credit Opportunities Holdings L.P.), Garrison Capital Fairchild I Ltd. (a subsidiary of Fairchild Offshore Fund L.P.), Garrison Capital Fairchild II Ltd. (a subsidiary of Fairchild Offshore Fund II L.P.) and Garrison Capital Adviser Holdings MM LLC (collectively, the “Garrison Funds”) are all entities that are owned by funds that are managed by the Investment Manager.

At December 31, 2013 and December 31, 2012, the Garrison Funds owned an aggregate of 5,444,566 and 5,334,521, respectively, or 32.5% and 50.8%, respectively, of the total outstanding common shares of GARS. In addition, as of December 31, 2013, officers and directors of the Company directly owned an aggregate of 47,646, or 0.3%, of the total outstanding common shares of GARS. No shares were directly held by officers and directors of the Company as of December 31, 2012.

Other

Garrison Loan Agency Services LLC acts as the administrative and collateral agent for certain loans held by the Company.

The Company may invest alongside other clients of the Investment Manager and their affiliates in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2013

9. Financial Highlights

The following table represents financial highlights for the Company for the years ended December 31, 2013, December 31, 2012 and December 31, 2011.

Per share data	December 31, 2013	December 31, 2012	December 31 2011
Net asset value per common share/members’ capital per unit at beginning of period	$16.54	$16.29	$15.26
Increase in net assets/members’ capital from operations:
Net investment income	1.27	0.79	1.50
Net realized gain/(loss) on investments	(0.77)	0.32	0.33
Net unrealized appreciation on investments	1.05	(0.69)	(0.80)
Net increase in net assets/members’ capital from operations	1.55	0.42	1.03
Stockholder transactions
Return of capital	(0.06)	(0.07)	—
Distributions-in-kind(1)	(0.95)	—	—
Cash distributions	(1.22)	—	—
From net investment income	—	(0.06)	—
From realized gains	—	(0.04)	—
Dilutive impact of share issuance(2)	(0.70)	—	—
Total additions from and dividends and distributions to stockholders	(2.93)	(0.17)	—
Net asset value per common share/members’ capital at end of period	15.16	16.54	16.29
Total book return(3)	9.37%	2.56%	6.75%
Total market return(4)	-7.47%	N/A	N/A
Common shares/members’ capital units outstanding at beginning of period	10,498,544	10,498,544	10,498,544
Common shares/members’ capital units outstanding at end of period	16,758,779	10,498,544	10,498,544
Weighted average common shares/members’ capital units outstanding	15,203,166	10,498,544	10,498,544
Net assets/members’ capital at beginning of period	$173,669,492	$171,072,005	$160,233,311
Net assets/members’ capital at end of period	$254,080,598	$173,669,492	$171,072,005
Average net assets/members’ capital(5)	$229,500,970	$176,869,652	$165,642,959
Ratio of net investment income to average net assets/members’ capital(5)(7)	8.42%	4.71%	9.53%
Ratio of total expenses to average net assets/members’ capital(5)(7)	6.30%	8.67%	6.91%
Ratio of portfolio turnover to average investments at fair value(8)	62.33%	49.39%	52.88%
Asset coverage ratio(9)	215.14%	238.94%	177.47%
Average outstanding debt(6)	$164,884,637	$153,829,288	$219,500,000
Average debt per common share/members’ capital unit	$9.84	$14.65	$20.91

(1)	Distributions-in-kind were made to only those investors who held shares of the Company’s common stock prior to the IPO.
(2)	Dilution due to the issuance of shares at IPO at $15.00 per share, which was below net asset value.
(3)	Total return equals the net increase of ending net asset value from operations over the net asset value per common share/members’ capital per unit at beginning of the period. Total return assuming dividends were reinvested would be (0.5)% for the year ended December 31, 2013.
(4)	Total market return calculated as the change in market price per share based on the initial public offering price per share as of March 27, 2013 and the closing price per share on December 31, 2013.
(5)	Calculated utilizing monthly net assets/members’ capital.
(6)	Calculated based on monthly debt outstanding.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2013

9. Financial Highlights  – (continued)

(7)	During the year ended December 31, 2013, the Investment Adviser waived $3,815,756 of management fees and $293,995 of incentive fees, the independent directors waived $34,426 of Directors' fees and the GARS Administrator waived $101,197 of Administrator expenses. Had these expenses not been waived, the ratio of net investment income to average net assets/members’ capital and the ratio of total expenses to average net assets/members’ capital would have been 6.63% and 8.23%, respectively.
(8)	Calculated based on monthly average investments at fair value.
(9)	In accordance with the 1940 Act, with certain limited exceptions, the Company is only allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing.

10. Net Assets/Members’ Capital

The Company’s authorized stock consists of 100,000,000 shares of common stock, par value $0.001 per share, and 1,000,000 shares of preferred stock, par value $0.001 per share.

As discussed in Note 1, on the date of the Conversion, the members of Garrison Capital LLC became stockholders of GARS. An aggregate of 16,758,779 shares of common stock, par value $0.001 per share, were issued and outstanding as of December 31, 2013.

As discussed in Note 1, GARS priced its IPO on March 26, 2013, selling 6,133,334 shares at a public offering price of $15.00 per share. The closing of the IPO took place on April 2, 2013 and all shares were issued as of that date. Concurrent with the IPO, the Company’s directors, officers, employees and an affiliate of the Investment Adviser purchased an additional 126,901 shares through the Concurrent Private Placement at a price of $15.00 per share.

For the year ended December 31, 2013, there were no shares of preferred stock issued.

Prior to the Conversion, the Company issued limited liability interests (“Units”), as approved by the Board. The Units issued by the Company were not certificated.

The Company did not issue any new Units during the year ended 2011 or in 2012.

11. Allocation of Profits and Losses

Prior to the Conversion, the Company’s members were issued Units of the Company that represented their limited liability company interests in Garrison Capital LLC. Profits and losses were allocated on a pro-rata basis to all members based on the number of Units held by each member in proportion to the aggregate number of all outstanding Units of the Company.

12. Earnings per share

The following table sets forth the computation of the net increase in net assets per share/members’ capital units resulting from operations, pursuant to FASB ASC 260, Earnings per Share (“ASU 260”), for the years ended December 31, 2013, December 31, 2012 and December 31, 2011:

	December 31, 2013	December 31, 2012	December 31, 2011
Net increase in net asset resulting from operations	$23,499,789	$4,374,427	$10,838,694
Basic weighted average shares/members’ capital outstanding	15,203,166	10,498,544	10,498,544
Basic earnings per share/unit	$1.55	$0.42	$1.03

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2013

12. Earnings per share  – (continued)

As a result of the Reverse Stock Split, which resulted in the conversion of one share of common stock into 0.9805106 shares of common stock, all amounts related to shares/units, share/unit prices, earnings per share/per unit and dividends per share/unit have been retroactively restated for the year ended December 31, 2012.

13. Dividends and Distributions

The Company’s dividends and distributions are recorded on the ex-dividend date.

On February 25, 2013, the Company declared a distribution in the amount of $2,400,000, or $0.23 a share, which was paid on March 13, 2013 to stockholders of record as of February 25, 2013.

On February 25, 2013, the Company declared a distribution-in-kind in the amount of $9,991,329 or $0.95 a share. Investments distributed were Next Generation Vending, LLC, Priority Revolving Loan in the amount of $2,000,000, Next Generation Vending, LLC, Revolver in the amount of $750,000, Next Generation Vending, LLC, Term Loan in the amount of $6,840,000, and $401,329 of accrued interest.

On May 9, 2013, the Board approved a distribution in the amount of $5,865,573, or $0.35 a share, which was paid on June 27, 2013 to stockholders of record as of June 13, 2013.

On August 6, 2013, the Board approved a distribution in the amount of $5,865,573, or $0.35 a share, which was paid on September 26, 2013 to stockholders of record as of September 12, 2013.

On November 5, 2013, the Board approved a distribution in the amount of $5,865,573 million, or $0.35 a share, which was paid on December 27, 2013 to stockholders of record as of December 13, 2013.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal Income Tax regulations, which may differ from those amounts determined in accordance with U.S. GAAP. A portion of distributions will result in a return of capital for the year ended December 31, 2013.

14. Commitments and Contingencies

The Company had outstanding commitments to fund investments totaling $9,162,617 and $1,994,153 under various undrawn revolvers and other credit facilities as of December 31, 2013 and 2012, respectively.

In the ordinary course of business, the Company may be named as a defendant or a plaintiff in various lawsuits and other legal proceedings. Such proceedings include actions brought against the Company and others with respect to transactions to which the Company may have been a party. The outcomes of such lawsuits are uncertain and, based on these lawsuits, the values of the investments to which they relate could decrease. Management does not believe that as a result of litigation there would be any material impact on the consolidated financial condition of the Company. The Company has had no outstanding litigation proceedings brought against it since the commencement of operations on December 17, 2010.

15. Subsequent Events

On March 11, 2014 the Board approved a distribution in the amount of $5.9 million, or $0.35 a share, which was paid on March 28, 2014 to stockholders of record as of March 21, 2014.

These consolidated financial statements were approved by the Board and were available for issuance on March 11, 2014. Subsequent events have been evaluated through this date. No material subsequent events other than as disclosed above have occurred through this date.

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2013

16. Event (Unaudited) Subsequent to Date of Independent Auditor’s Report

As of December 31, 2013, we held an investment in Anchor Drilling Fluids USA, Inc. (“Anchor”) Term Loan B (“TL B”), preferred stock and common stock with a cost basis of $12.4 million, $2.7 million and $2.0 million, respectively and a fair market value as of December 31, 2013 of $12.4 million, $4.5 million, and $2.1 million, respectively.

On March 31, 2014, ADF Holdings, Inc., the parent company of Anchor was sold to Calumet Specialty Products Partners, L.P. for total cash consideration of approximately $235.0 million, subject to customary purchase price adjustments. Proceeds received by us on March 31, 2014 included $12.4 million plus accrued interest of $0.3 million on the TL B, $4.9 million plus $0.4 million of accrued interest on the preferred stock and $7.9 million on the common stock.

Issuer	Investment Type	Cost	Fair Value	Total Proceeds	Realized Gain	Realized Gain	Prior Period Unrealized Gain	Unrealized Gain	Total 2014 Gain	Total 2014 Gain
		12/31/2013 (in USD millions)	12/31/2013 (in USD millions)	3/31/2014 (in USD millions)	(in USD millions)	(per Share)	(in USD millions)	(per Share)	(in USD millions)	(per Share)
Anchor Drilling Fluids USA, Inc.	Term Loan B	$12.4	$12.4	$12.4	—	—	—	—	—	—
Anchor Drilling Fluids USA, Inc.	Preferred Stock	$2.7	$4.5	$4.9	$2.2	$0.13	($1.8)	$0.10	$0.4	$0.03
Anchor Drilling Fluids USA, Inc.(1)	Common Stock	$2.0	$2.1	$7.9	$5.9	$0.35	($0.1)	—	$5.8	$0.35
Total		$17.1	$19.0	$25.2	$8.1	$0.48	($1.9)	$0.10	$6.2	$0.38
(1)	Proceeds of $1.8 million of total proceeds of $7.9 million will be held in escrow for distribution post closing.

Total proceeds on the Anchor preferred stock will result in a net realized gain of $2.2 million or $0.13 per share (less the reversal of prior period unrealized appreciation of $1.8 million or $0.10 per share). Total proceeds on the Anchor common stock of $7.9 million will result in a net realized gain of $5.9 million or $0.35 per share for total realized gains of $8.1 million or $0.48 per share (less the reversal of prior period unrealized appreciation of $1.9 million or $0.10 per share).

Garrison Capital Inc. and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2013

17. Selected Quarterly Financial Data (Unaudited)

Selected Quarterly Data (unaudited)	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
Total investment income	$11,382,363	$9,337,744	$7,611,496	$5,473,093
Net investment income	5,334,118	5,914,322	5,046,841	3,040,015
Net gain (loss) on investments	1,338,885	839,002	1,750,356	236,250
Net increase (decrease) in net assets resulting from operations	6,673,003	6,753,324	6,797,197	3,276,265
Earnings per share	0.40	0.40	0.41	0.31
Net asset value per share	15.16	15.11	15.06	15.67

	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Total investment income	$5,156,151	$5,857,704	$5,910,861	$6,724,640
Net investment income	1,034,482	3,488,885	50,616	3,747,818
Net gain (loss) on investments	(5,343,769)	(3,691)	(2,518,185)	3,918,271
Net increase (decrease) in net assets resulting from operations	(4,309,286)	3,485,195	(2,467,569)	7,666,087
Earnings per share	(0.41)	0.33	(0.23)	0.73
Net asset value per share	16.54	17.12	16.79	17.03

As a result of the Reverse Stock Split, which resulted in the conversion of one share of common stock into 0.9805106 shares of common stock, all amounts related to shares/units, share/unit prices, earnings per share/per unit and dividends per share/unit have been retroactively restated for 2012.

809,990 Shares

Garrison Capital Inc.

Common Stock

Prospectus Supplement

Baird

Janney Montgomery Scott

March 19, 2015